UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22649

iShares U.S. ETF Trust

(Exact name of registrant as specified in charter)

c/o: State Street Bank and Trust Company

100 Summer Street, 4th Floor, Boston, MA 02110

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 670-2000

Date of fiscal year end: October 31, 2019

Date of reporting period: October 31, 2019

Item 1.     Reports to Stockholders.

Copies of the annual reports transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 are attached.

OCTOBER 31, 2019

2019 Annual Report

iShares U.S. ETF Trust

•	iShares Short Maturity Bond ETF | NEAR | Cboe BZX
•	iShares Short Maturity Municipal Bond ETF | MEAR | Cboe BZX
•	iShares Ultra Short-Term Bond ETF | ICSH | Cboe BZX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary. Please note that not all financial intermediaries may offer this service.

Market Overview

iShares U.S. ETF Trust

U.S. Bond Market Overview

The U.S. bond market advanced for the 12 months ended October 31, 2019 (“reporting period”). The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of U.S. fixed-income performance, returned 11.51%.

U.S. economic growth declined to an annualized rate of approximately 1.9% in the third quarter of 2019. As measured by the consumer price index, the year-over-year U.S. inflation rate, which has remained subdued throughout the current economic expansion, decreased to 1.8% in October 2019.

The delayed impact of higher interest rates early in the reporting period and the trade dispute between the U.S. and China ultimately weighed on economic growth. Specifically, growth in the U.S. manufacturing and industrial sectors slowed to a standstill, while business spending contracted due to modest earnings growth and trade uncertainty. On the upside, consumer spending remained relatively resilient, which kept the U.S. economy afloat. The lowest unemployment rate in almost 50 years led to rising wages, while increased borrowing also supported consumer spending. Similarly, government spending increased, financed by a large increase in borrowing.

In response to deteriorating economic conditions, the U.S. Federal Reserve Bank (“Fed”) shifted to a more accommodative monetary policy starting in January 2019. After raising short-term interest rates in December 2018, the Fed reversed course and lowered them three times in 2019. The Fed also supported short-term lending markets to alleviate liquidity concerns.

Long-term bond yields declined more than short-term yields, reflecting lower inflation expectations and solid demand for the relative stability of U.S. Treasuries amid economic uncertainty. Consequently, the U.S. Treasury yield curve (a graphical representation of U.S. Treasury yields at different maturities) flattened before briefly inverting in August 2019, as 10-year Treasury yields dipped below one-year Treasury yields. An inverted yield curve has preceded each of the last seven economic recessions, so the yield curve inversion during the reporting period exacerbated investors’ concerns about the potential for an impending recession.

Lower interest rates drove gains in the value of U.S. Treasury securities, which are typically more sensitive to changes in interest rates than other types of bonds with similar maturities. U.S. Treasury securities with longer maturities posted significantly higher returns. Deficit spending led the U.S. government to maintain a high level of Treasury bond issuance, which increased supply, but demand from international investors seeking relatively higher U.S. yields helped support prices. Despite the decline in inflation, U.S. Treasury inflation-protected securities, which have even greater price sensitivity than nominal Treasuries at comparable maturities, also posted a solid return.

Corporate bonds benefited from more accommodative interest rate policies, generally posting strong returns. Declining yields meant that investors in search of income increasingly sought out corporate debt, which typically yields more than government debt. Demand for investment-grade corporate bonds was particularly high, as investors sought substitutes for low-yielding sovereign debt. Narrow spreads (which measure the difference between yields for corporate bonds and lower-risk Treasury bonds) indicated that investors were confident in the financial resilience of U.S. corporations despite a slowing economy. Corporate bond issuance declined sharply early in the reporting period as interest rates rose and investors became concerned about an economic slowdown. However, issuance increased later in the reporting period when interest rates declined and the economy stabilized.

Among securitized bonds, commercial mortgage backed securities (“CMBSs”) posted the strongest performance amid a decline in issuance of new CMBS debt. Bonds backed by individual home mortgages advanced, despite a rise in refinancing due to lower mortgage rates. Other asset-backed bonds, including those backed by auto loans and credit card debt, also gained despite an increase in default rates, as low unemployment supported consumer spending.

MARKET OVERVIEW	3

Fund Summary as of October 31, 2019	iShares® Short Maturity Bond ETF

Investment Objective

The iShares Short Maturity Bond ETF (the “Fund”) seeks to maximize current income by investing, under normal circumstances, at least 80% of its net assets in a portfolio of U.S. dollar-denominated investment-grade fixed income securities and maintain a weighted average maturity that is less than three years. The Fund is an actively managed exchange-traded fund that does not seek to replicate the performance of a specified index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	3.19%	1.69%	1.56%	3.19%	8.71%	9.91%
Fund Market	3.17	1.66	1.56	3.17	8.58	9.91
Bloomberg Barclays Short-Term Government/Corporate Index	2.87	1.28	1.09	2.87	6.59	6.83

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 9/25/13. The first day of secondary market trading was 9/26/13.

The Bloomberg Barclays Short-Term Government/Corporate Index an unmanaged index that measures the performance of government and corporate securities with less than 1 year remaining to maturity.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 10 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (05/01/19)	Ending Account Value (10/31/19)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/19)	Ending Account Value (10/31/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,015.60	$1.27		$1,000.00	$1,023.90	$1.28		0.25%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 10 for more information.

4	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of October 31, 2019 (continued)	iShares® Short Maturity Bond ETF

Portfolio Management Commentary

Short-term investment-grade bonds posted a positive return for the reporting period. Amid declining interest rates, the U.S. Treasury yield curve (a graphical representation of U.S. Treasury rates at different maturities) flattened during the reporting period, which led investors to ultra-short and short-term bonds in search of comparable yields with less sensitivity to changes in interest rates.

In terms of relative performance, the Fund outperformed the broader market, as measured by the Bloomberg Barclays Short-Term Government/Corporate Index. The Fund’s relative performance benefited from overweight positions in corporate bonds and securitized bonds, including asset-backed securities (“ABSs”) and commercial mortgage-backed securities (“CMBSs”). The Fund maintained underweight positions to Treasuries and international government bonds in favor of higher yielding bonds, a decision that detracted marginally from relative performance as government bonds rallied.

From a total return perspective, investment-grade corporate bonds were the largest contributors to the Fund’s performance. Strong demand from investors seeking higher yields and lower volatility helped drive returns of investment-grade corporate bonds. In terms of credit quality, bonds rated Baa, Aaa, and A, which represented approximately 68% of the Fund on average, were the most significant contributors to the Fund’s return.

Bonds issued by banks were notable contributors, as strong balance sheets gave investors confidence that banks would be relatively resilient in the case of an economic downturn. Banks are typically among the largest issuers of corporate debt, in part due to capital requirement regulations. Bonds issued by consumer non-cyclical companies were another source of strength. Pharmaceuticals and healthcare company debt advanced amid rising merger and acquisition activity and efforts to innovate new products.

Among securitized bonds, ABSs contributed notably, as investors seeking yield drove demand amid continuing consumer strength. Collateralized loan obligations performed well, along with prime auto loans and bank credit cards. CMBSs also contributed to the Fund’s return, bolstered by lower supply.

Portfolio Information

ALLOCATION BY INVESTMENT TYPE
Investment Type	Percent of Total Investments	(a)
Corporate Bonds & Notes	62.9%
Asset-Backed Securities	25.0
Collaterized Mortgage Obligations	8.9
Commercial Paper	1.7
Certificates of Deposit	0.9
Repurchase Agreements	0.5
U. S. Government & Agency Obligations	0.1

ALLOCATION BY CREDIT QUALITY
Moody’s Credit Rating*	Percent of Total Investments	(a)
Aaa	23.4%
Aa	6.5
A	18.3
Baa	32.4
Ba	5.1
P-1	1.2
P-2	1.0
Not Rated	12.1

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

FUND SUMMARY	5

Fund Summary as of October 31, 2019	iShares® Short Maturity Municipal Bond ETF

Investment Objective

The iShares Short Maturity Municipal Bond ETF (the “Fund”) seeks to maximize tax-free current income by investing, under normal circumstances, at least 80% of its net assets in municipal securities such that the interest on each bond is exempt from U.S. federal income taxes and the federal alternative minimum tax. Under normal circumstances, the effective duration of the Fund’s portfolio is expected to be 1.2 years or less, as calculated by the management team, and is not expected to exceed 1.5 years. The Fund is an actively managed exchange-traded fund that does not seek to replicate the performance of a specified index.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	2.16%	1.12%	2.16%	5.33%
Fund Market	2.12	1.13	2.12	5.39
Bloomberg Barclays Municipal Bond: 1 Year (1-2) Index	2.84	1.17	2.84	5.59

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 3/3/15. The first day of secondary market trading was 3/5/15.

The Bloomberg Barclays Municipal Bond: 1 Year (1-2) Index is an unmanaged index comprised of national municipal bond issues having a maturity of at least one year and less than two years.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 10 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (05/01/19)	Ending Account Value (10/31/19)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/19)	Ending Account Value (10/31/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,010.00	$1.27		$1,000.00	$1,023.90	$1.28		0.25%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 10 for more information.

6	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of October 31, 2019 (continued)	iShares® Short Maturity Municipal Bond ETF

Portfolio Management Commentary

Short-term municipal bonds posted a positive return for the reporting period amid the Fed’s pivot to accommodative interest rate policy, strong demand, and low rates of issuance. Municipal bond yields declined as investors turned to the asset class, which is often exempt from taxes, to offset the impact of a 2017 law capping deductions for state and local income taxes. Issuance declined due in part to reduced opportunities after the end of tax-exemption status for advance refunding municipal bonds, which are typically issued by municipalities when prevailing interest rates are low in order to refinance existing bonds prior to maturity.

In terms of relative performance, the Fund underperformed the broader market, as measured by the Bloomberg Barclays Municipal Bond: 1 Year (1-2) Index. Overall, the Fund’s tactical positioning detracted from relative performance. The Fund’s shorter duration, a measure of the sensitivity of the price of a bond to changes in interest rates, weighed on relative return as the Fed shifted its interest rate policy from tightening to easing. Although the Fund increased its duration exposure later in the reporting period, this repositioning was not enough to offset the effects of the Fed’s interest rate policy change. The Fund’s overweight allocation to variable-rate demand notes — which periodically reset the interest rate paid to bondholders and were employed by the Fund as a hedge against the effect of interest rate increases — also detracted from relative performance as interest rates declined. In addition, elevated demand for these floating-rate notes (“floaters”), weighed on floater yields at times, which further detracted from the Fund’s relative performance.

In contrast, an overweight allocation to lower-rated bonds contributed to the Fund’s relative return, as did an overweight allocation to nonrated municipal bonds. Bonds with shorter maturity dates and tax-backed bonds from states and municipalities, school districts, and the health and corporate sectors also bolstered the Fund’s relative performance.

Portfolio Information

ALLOCATION BY CREDIT QUALITY
S&P Credit Rating*	Percent of Total Investments	(a)
AA+	0.5%
AA	1.5
AA-	1.0
A+	3.3
A	30.1
A-	3.5
BBB+	14.1
BBB	0.5
Not Rated	45.5

TEN LARGEST STATES
State	Percent of Total Investments	(a)
New Jersey	16.2%
New York	13.5
Georgia	12.2
Texas	9.0
Ohio	6.3
Connecticut	4.4
Kansas	4.3
Illinois	4.3
Louisiana	4.3
Florida	3.2

*

Credit quality ratings shown reflect the ratings assigned by S&P Global Ratings, a widely used independent, nationally recognized statistical rating organization. S&P credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of BBB or higher. Below investment grade ratings are credit ratings of BB or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

FUND SUMMARY	7

Fund Summary as of October 31, 2019	iShares® Ultra Short-Term Bond ETF

Investment Objective

The iShares Ultra Short-Term Bond ETF (the “Fund”) seeks to provide current income consistent with preservation of capital by investing, under normal circumstances, at least 80% of its net assets in a portfolio of U.S. dollar-denominated investment-grade fixed- and floating-rate debt securities and maintain a dollar-weighted average maturity that is less than 180 days. The Fund is an actively managed exchange-traded fund that does not seek to replicate the performance of a specified index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	3.25%	1.59%	1.42%	3.25%	8.21%	8.69%
Fund Market	3.23	1.61	1.43	3.23	8.31	8.73
ICE BofAML 6-Month US Treasury Bill Index	2.71	1.21	1.05	2.71	6.20	6.32

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 12/11/13. The first day of secondary market trading was 12/13/13.

The ICE BofAML 6-Month US Treasury Bill Index is an unmanaged index that measures the performance of government securities with less than 6 months remaining to maturity.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 10 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (05/01/19)	Ending Account Value (10/31/19)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/19)	Ending Account Value (10/31/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,015.70	$0.41		$1,000.00	$1,024.80	$0.41		0.08%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 10 for more information.

8	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of October 31, 2019 (continued)	iShares® Ultra Short-Term Bond ETF

Portfolio Management Commentary

Ultra-short-term bonds posted a positive return for the reporting period. Yield spreads tightened in the wake of the Fed’s shift to more accommodative monetary policy, and investors searching for comparable yields with less interest rate sensitivity drove strong inflows to short-dated bonds and money market instruments. The Fund is designed to exhibit little share price volatility in most interest rate environments, as demonstrated during the reporting period.

In terms of relative performance, the Fund outperformed the broader market, as measured by the ICE BofAML 6-Month U.S. Treasury Bill Index. Significant exposure to corporate bonds — aimed at locking in higher yields prior to the Fed’s monetary easing — drove relative performance, along with overweight positions in short-dated commercial paper (unsecured loans to banks and other large corporations) and repurchase agreements. Within commercial paper, the Fund benefited from an emphasis on Tier-2 securities, which at times carried more attractive yields than higher-rated peers.

From a total return perspective, corporate bonds were the primary drivers of the Fund’s performance as yields declined and their spreads narrowed. Bonds issued by banks were the most significant contributors, as strong balance sheets gave investors confidence that banks would be relatively resilient in the case of an economic downturn. Bonds issued by consumer cyclicals companies, particularly automakers, were also a source of strength, as consumer spending continued to grow despite slowing global vehicle sales and credit rating downgrades.

Floating-rate notes (“floaters”), which periodically reset their interest rate paid to investors, also contributed to the Fund’s return. In the latter part of the reporting period, the Fund increased its allocation to floaters to take advantage of attractive spreads, as the U.S. Treasury yield curve (a graphical representation of U.S. Treasury rates at different maturities) inverted.

From a credit quality perspective, all rating categories held by the Fund contributed to the Fund’s performance. Bonds rated Aa and A contributed the majority of the Fund’s return.

Portfolio Information

ALLOCATION BY INVESTMENT TYPE
Investment Type	Percent of Total Investments	(a)
Corporate Bonds & Notes	46.2%
Commercial Paper	24.7
Certificates of Deposit	19.7
Repurchase Agreements	7.4
Asset-Backed Securities	2.0

ALLOCATION BY CREDIT QUALITY
Moody’s Credit Rating*	Percent of Total Investments	(a)
Aaa	0.3%
Aa	17.6
A	26.8
Baa	6.7
P-1	27.2
P-2	16.6
Not Rated	4.8

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

FUND SUMMARY	9

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments October 31, 2019	iShares® Short Maturity Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Asset-Backed Securities

Adams Mill CLO Ltd., Series 2014-1A, Class A2R, 3.10%, 07/15/26 (Call 01/15/20),
(3 mo. LIBOR US + 1.100%)(a)(b)	$4,915	$4,908,989
Ally Auto Receivables Trust
Series 2017-4, Class A3, 1.75%, 12/15/21 (Call 01/15/21)	5,137	5,131,842
Series 2018-3, Class A2, 2.72%, 05/17/21 (Call 09/15/21)	8,044	8,048,614
Series 2019-1, Class A2, 2.85%, 03/15/22 (Call 06/15/22)	25,850	25,940,232
ALM VII Ltd., Series 2012-7A, Class A1A2, 3.17%, 07/15/29 (Call 07/15/20),
(3 mo. LIBOR US + 1.170%)(a)(b)	9,000	8,981,066
ALM XII Ltd., Class A1R, 2.89%, 04/16/27,
(3 mo. LIBOR US + 0.890%)(a)(b)	3,090	3,086,064
ALM XVII Ltd., Series 2015-17A, Class A1AR, 2.93%, 01/15/28 (Call 01/15/20),
(3 mo. LIBOR US + 0.930%)(a)(b)	22,500	22,428,436
American Express Credit Account Master Trust, 2.67%, 10/17/22	3,875	3,887,548
AmeriCredit Automobile Receivables Trust
Series 2017-1, Class A3, 1.87%, 08/18/21 (Call 06/18/21)	131	131,207
Series 2017-3, Class A3, 1.90%, 03/18/22 (Call 11/18/21)	11,877	11,864,501
Series 2018-1, Class A2A, 2.71%, 07/19/21 (Call 05/18/22)	1,503	1,504,228
Series 2018-3, Class A2A, 3.11%, 01/18/22 (Call 02/18/23)	22,953	23,027,402
Series 2019-1, Class A2A, 2.93%, 06/20/22 (Call 04/18/23)	26,330	26,434,686
Anchorage Capital CLO 4-R Ltd., Series 2014-4RA, Class A, 2.99%, 01/28/31 (Call 01/28/20),
(3 mo. LIBOR US + 1.050%)(a)(b)	2,500	2,482,668
Anchorage Capital CLO 7 Ltd., Series 2015-7A, Class AR, 2.96%, 10/15/27 (Call 01/15/20),
(3 mo. LIBOR US + 0.960%)(a)(b)	10,740	10,714,328
Anchorage Capital CLO 8 Ltd., Series 2016-8A, Class AR, 2.94%, 07/28/28 (Call 01/28/20),
(3 mo. LIBOR US + 1.000%)(a)(b)	6,305	6,283,400
Arbor Realty Commercial Real Estate Notes Ltd., Series 2017-FL1, Class A, 3.21%, 04/15/27 (Call 11/15/19),
(1 mo. LIBOR US + 1.300%)(a)(b)	12,170	12,216,605
Ares XXIX CLO Ltd., Series 2014-1A, Class A1R, 3.19%, 04/17/26 (Call 01/17/20),
(3 mo. LIBOR US + 1.190%)(a)(b)	3,727	3,729,996
Atlas Senior Loan Fund III Ltd., Series 2013-1A, Class AR, 2.95%, 11/17/27 (Call 11/17/19),
(3 mo. LIBOR US + 0.830%)(a)(b)	15,411	15,345,818
Avery Point IV CLO Ltd., Series 2014-1A, Class AR, 3.04%, 04/25/26 (Call 01/25/20),
(3 mo. LIBOR US + 1.100%)(a)(b)	3,787	3,787,374
BA Credit Card Trust
Series 2017-A1, Class A1, 1.95%, 08/15/22	46,700	46,701,069
Series 2017-A2, Class A2, 1.84%, 01/17/23	10,000	9,999,039
Bain Capital Credit Clo Ltd., Series 2016-2A, Class AR, 3.14%, 01/15/29 (Call 01/15/20),
(3 mo. LIBOR US + 1.140%)(a)(b)	7,620	7,600,978

Security	Par (000)	Value
BlueMountain CLO Ltd., Series 2012-2A, Class AR2, 3.19%, 11/20/28 (Call 11/20/19),
(3 mo. LIBOR US + 1.050%)(a)(b)	$11,310	$11,301,093
BMW Floorplan Master Owner Trust, Series 2018-1, Class A2, 2.23%, 05/15/23,
(1 mo. LIBOR US + 0.320%)(a)(b)	21,060	21,095,682
BMW Vehicle Owner Trust, Series 2016-A, Class A4, 1.37%, 12/27/22 (Call 05/25/20)	8,335	8,313,185
Capital One Multi-Asset Execution Trust Class A6, 1.82%, 09/15/22	10,107	10,105,807
Series 2017-A1, Class A1, 2.00%, 01/17/23	45,848	45,866,335
Series 2017-A4, Class A4, 1.99%, 07/17/23	30,195	30,231,364
Carlyle Global Market Strategies CLO Ltd., Series 2013-2A, Class AR, 2.89%, 01/18/29 (Call 01/18/20),
(3 mo. LIBOR US + 0.890%)(a)(b)	6,210	6,208,888
CarMax Auto Owner Trust Class A2A, 3.02%, 07/15/22 (Call 10/15/22)	20,166	20,267,283
Series 2016-1, Class A4, 1.88%, 06/15/21 (Call 04/15/20)	13,559	13,551,021
Series 2016-2, Class A4, 1.68%, 09/15/21 (Call 06/15/20)	12,349	12,330,959
Series 2018-2, Class A2, 2.73%, 08/16/21 (Call 04/15/22)	3,649	3,655,538
Catamaran CLO Ltd., Series 2015-1A, Class AR, 2.85%, 04/22/27 (Call 01/22/20),
(3 mo. LIBOR US + 0.900%)(a)(b)	3,575	3,560,419
Cedar Funding II CLO Ltd., Series 2013-1A, Class A1R, 3.33%, 06/09/30 (Call 12/09/19),
(3 mo. LIBOR US + 1.230%)(a)(b)	8,000	7,985,546
Cedar Funding VI CLO Ltd., Series 2016-6A, Class AR, 3.06%, 10/20/28 (Call 01/20/20),
(3 mo. LIBOR US + 1.090%)(a)(b)	20,500	20,422,487
CIFC Funding Ltd.
Class A, 3.21%, 04/20/30,
(3 mo. LIBOR US + 1.240%)(a)(b)	6,375	6,362,452
Series 2014-4RA, Class A1A, 3.13%, 10/17/30 (Call 10/17/20), (3 mo. LIBOR US + 1.130%)(a)(b)	15,175	15,116,461
Series 2015-2A, Class AR, 2.78%, 04/15/27 (Call 01/15/20), (3 mo. LIBOR US + 0.780%)(a)(b)	14,884	14,857,885
Citibank Credit Card Issuance Trust, Series 2016-A1, Class A1, 1.75%, 11/19/21	23,370	23,365,952
CNH Equipment Trust
Class A2, 2.96%, 05/16/22 (Call 07/15/23)	9,419	9,464,502
Series 2017-B, Class A3, 1.86%, 09/15/22 (Call 10/15/21)	14,728	14,710,075
Discover Card Execution Note Trust, Class A, 2.19%, 12/15/23, (1 mo. LIBOR US + 0.270%)(b)	20,000	20,009,694
Drive Auto Receivables Trust
Series 2019-1, Class A2A, 3.08%, 09/15/21 (Call 10/15/21)	5,304	5,307,137
Series 2019-2, Class A3, 3.04%, 03/15/23 (Call 06/15/22)	15,540	15,675,381
Series 2019-4, Class A3, 2.16%, 05/15/23 (Call 03/15/23)	8,200	8,202,393
Dryden 43 Senior Loan Fund, Series 2016-43A, Class AR, 3.11%, 07/20/29 (Call 07/20/20),
(3 mo. LIBOR US + 1.140%)(a)(b)	20,000	19,957,242
Dryden XXVI Senior Loan Fund, Series 2013-26A, Class AR, 2.90%, 04/15/29 (Call 01/15/20),
(3 mo. LIBOR US + 0.900%)(a)(b)	16,350	16,288,218

SCHEDULE OF INVESTMENTS	11

Schedule of Investments (continued) October 31, 2019	iShares® Short Maturity Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Eaton Vance CLO Ltd., Series 2013-1A, Class A1RR, 3.16%, 01/15/28 (Call 07/15/20),
(3 mo. LIBOR US + 1.160%)(a)(b)	$6,000	$5,994,089
Enterprise Fleet Financing LLC
Series 2017-1, Class A2, 2.13%, 07/20/22 (Call 03/20/20)(a)	495	495,321
Series 2017-2, Class A2, 1.97%, 01/20/23(a)	5,057	5,053,853
Series 2017-3, Class A2, 2.13%, 05/22/23(a)	3,387	3,388,300
Ford Credit Auto Owner Trust, Series 2016-C, Class A3, 1.22%, 03/15/21 (Call 08/15/20)	1,355	1,353,364
Ford Credit Floorplan Master Owner Trust, Series 2019-1, Class A, 2.84%, 03/15/24	26,550	27,017,530
Ford Credit Floorplan Master Owner Trust A
Series 2013-2, Class A, 2.09%, 03/15/22(a)	2,560	2,559,643
Series 2019-3, Class A2, 2.51%, 09/15/24, (1 mo. LIBOR US + 0.600%)(b)	39,300	39,398,643
Galaxy XXIII CLO Ltd., Series 2017-23, Class A, 3.22%, 04/24/29 (Call 01/24/20),
(3 mo. LIBOR US + 1.280%)(a)(b)	14,580	14,540,144
GM Financial Consumer Automobile Receivables Trust,
Series 2018-4, Class A2, 2.93%, 11/16/21 (Call 09/16/22)	10,455	10,481,382
GoldenTree Loan Opportunities IX Ltd., Series 2014-9A, Class AR2, 3.04%, 10/29/29 (Call 10/29/20),
(3 mo. LIBOR US + 1.110%)(a)(b)	16,680	16,627,146
Halcyon Loan Advisors Funding Ltd., Series 2015-2A, Class AR, 3.02%, 07/25/27 (Call 01/25/20),
(3 mo. LIBOR US + 1.080%)(a)(b)	14,137	14,125,194
Honda Auto Receivables Owner Trust 1.68%, 08/16/21	16,560	16,544,886
Series 2018-2, Class A4, 3.16%, 08/19/24 (Call 10/18/21)	4,870	4,990,090
Series 2018-4, Class A2, 2.98%, 05/17/21 (Call 04/15/22)	16,502	16,555,055
HPS Loan Management 10-2016 Ltd., Class A1R, 3.11%, 01/20/28 (Call 10/20/20),
(3 mo. LIBOR US + 1.140%)(a)(b)	16,850	16,816,241
John Deere Owner Trust, Series 2017-B, Class A3, 1.82%, 10/15/21 (Call 01/15/21)	5,849	5,843,492
LCM XX LP, Series 20A, Class AR, 3.01%, 10/20/27 (Call 01/20/20), (3 mo. LIBOR US + 1.040%)(a)(b)	13,750	13,737,807
LCM Xxiv Ltd., Series 24A, Class A, 3.28%, 03/20/30 (Call 01/20/20), (3 mo. LIBOR US + 1.310%)(a)(b)	2,000	1,999,555
LoanCore Issuer Ltd., Series 2018-CRE1, Class A, 3.04%, 05/15/28 (Call 05/15/20),
(1 mo. LIBOR US + 1.130%)(a)(b)	9,450	9,444,870
Madison Park Funding X Ltd., Series 2012-10A, Class AR2, 3.19%, 01/20/29 (Call 07/20/20),
(3 mo. LIBOR US + 1.220%)(a)(b)	6,250	6,234,266
Madison Park Funding XIII Ltd., Series 2014-13A, Class AR2, 2.92%, 04/19/30 (Call 01/19/20),
(3 mo. LIBOR US + 0.950%)(a)(b)	4,000	3,990,950
Marathon CRE Ltd., Series 2018-FL1, Class A, 3.06%, 06/15/28 (Call 06/15/20),
(1 mo. LIBOR US + 1.150%)(a)(b)	20,640	20,648,093
Mercedes-Benz Auto Receivables Trust, Series 2016-1, Class A3, 1.26%, 02/16/21 (Call 07/15/20)	795	794,367

Security	Par (000)	Value
Mercedes-Benz Master Owner Trust
Series 2017-BA, Class A, 2.33%, 05/16/22, (1 mo. LIBOR US + 0.420%)(a)(b)	$14,540	$14,553,782
Series 2018-BA, Class A, 2.25%, 05/15/23, (1 mo. LIBOR US + 0.340%)(a)(b)	21,820	21,834,262
Navient Private Education Loan Trust
Series 2014-CT, Class A, 2.62%, 09/16/24 (Call 06/15/21), (1 mo. LIBOR US + 0.700%)(a)(b)	352	351,805
Series 2017-A, Class A2B, 2.82%, 12/16/58 (Call 02/15/28), (1 mo. LIBOR US + 0.900%)(a)(b)	1,770	1,773,818
Series 2018-BA, Class A1, 2.27%, 12/15/59 (Call 01/15/28), (1 mo. LIBOR US + 0.350%)(a)(b)	5,918	5,918,364
Navient Private Education Refi Loan Trust
Series 2018-CA, Class A1, 3.01%, 06/16/42 (Call 06/15/26)(a)	11,899	11,977,927
Series 2018-DA, Class A1, 2.22%, 12/15/59 (Call 02/15/29), (1 mo. LIBOR US + 0.300%)(a)(b)	6,119	6,105,630
Series 2019-A, Class A1, 3.03%, 01/15/43 (Call 09/15/27)(a)	4,455	4,490,810
Series 2019-FA, Class A1, 2.18%, 08/15/68(a)	42,175	42,198,955
Navient Student Loan Trust, Series 2015-2, Class A2, 2.24%, 08/27/29 (Call 02/25/28),
(1 mo. LIBOR US + 0.420%)(b)	56	55,844
Nissan Auto Receivables Owner Trust 1.18%, 01/15/21 (Call 09/15/20)	865	863,815
1.75%, 10/15/21 (Call 07/15/21)	8,341	8,332,018
2.82%, 01/18/22 (Call 03/15/23)	27,781	27,903,400
Series 2016-B, Class A3, 1.32%, 01/15/21 (Call 09/15/20)	2,118	2,116,774
Nissan Master Owner Trust Receivables
Series 2017-B, Class A, 2.34%, 04/18/22, (1 mo. LIBOR US + 0.430%)(b)	22,513	22,530,905
Series 2017-C, Class A, 2.23%, 10/17/22, (1 mo. LIBOR US + 0.320%)(b)	13,535	13,540,415
Series 2019-A, Class A, 2.47%, 02/15/24, (1 mo. LIBOR US + 0.560%)(b)	23,950	24,038,876
NLY Commercial Mortgage Trust, 3.21%, 02/15/36 (Call 03/15/21), (1 mo. LIBOR US + 1.300%)(a)(b)	5,291	5,299,371
OCP CLO Ltd., Series 2016-12A, Class A1R, 3.12%, 10/18/28 (Call 01/18/20),
(3 mo. LIBOR US + 1.120%)(a)(b)	21,095	21,045,927
OHA Credit Partners IX Ltd., Series 2013-9A, Class A1R, 2.98%, 10/20/25, (3 mo. LIBOR US + 1.010%)(a)(b)	200	200,117
OneMain Direct Auto Receivables Trust, Series 2017-2A, Class A, 2.31%, 12/14/21 (Call 08/14/20)(a)	6,348	6,345,603
OneMain Financial Issuance Trust, Series 2016-3A, Class A, 3.83%, 06/18/31 (Call 05/18/21)(a)	1,700	1,750,535
OZLM Funding Ltd., Series 2012-1A, Class A1R2, 3.18%, 07/22/29 (Call 01/22/20),
(3 mo. LIBOR US + 1.230%)(a)(b)	1,000	996,862
OZLM VIII Ltd., Series 2014-8A, Class A1RR, 3.17%, 10/17/29 (Call 10/17/20),
(3 mo. LIBOR US + 1.170%)(a)(b)	2,500	2,487,853
OZLM XIV Ltd., Series 2015-14A, Class A1AR, 3.46%, 01/15/29 (Call 01/15/20),
(3 mo. LIBOR US + 1.160%)(a)(b)	10,035	10,027,213
Palmer Square Loan Funding Ltd.
Series 2018-4A, Class A1, 3.06%, 11/15/26 (Call 11/15/19), (3 mo. LIBOR US + 0.900%)(a)(b)	10,762	10,740,386
Series 2018-5A, Class A1, 2.82%, 01/20/27 (Call 01/20/20), (3 mo. LIBOR US + 0.850%)(a)(b)	28,899	28,760,950

12	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® Short Maturity Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value
PFS Financing Corp.
Series 2019-A, Class A1, 2.46%, 04/15/24, (1 mo. LIBOR US + 0.550%)(a)(b)	$40,000	$40,044,544
Series 2019-B, Class A, 2.47%, 09/15/23, (1 mo. LIBOR US + 0.550%)(a)(b)	14,650	14,650,000
Regatta VI Funding Ltd., Series 2016-1A, Class AR, 3.05%, 07/20/28 (Call 01/20/20),
(3 mo. LIBOR US + 1.080%)(a)(b)	15,130	15,084,360
Santander Retail Auto Lease Trust, Series 2019-B, Class A2B, 2.21%, 04/20/22 (Call 10/20/22),
(1 mo. LIBOR US + 0.360%)(a)(b)	14,350	14,341,699
SLM Private Credit Student Loan Trust
Series 2005-A, Class A3, 2.32%, 06/15/23 (Call 03/15/28), (3 mo. LIBOR US + 0.200%)(b)	2,991	2,986,043
Series 2005-B, Class A4, 2.45%, 06/15/39 (Call 06/15/27), (3 mo. LIBOR US + 0.330%)(b)	8,727	8,561,127
Series 2006-A, Class A5, 2.41%, 06/15/39 (Call 09/15/28), (3 mo. LIBOR US + 0.290%)(b)	13,947	13,631,909
Series 2006-B, Class A5, 2.39%, 12/15/39 (Call 12/15/27), (3 mo. LIBOR US + 0.270%)(b)	13,238	12,968,990
SLM Private Education Loan Trust, Series 2011-C, Class A2A, 5.17%, 10/17/44 (Call 06/15/20),
(1 mo. LIBOR US + 3.250%)(a)(b)	155	155,340
SLM Student Loan Trust, Series 2011-2, Class A1, 2.42%, 11/25/27 (Call 10/25/31),
(1 mo. LIBOR US + 0.600%)(b)	271	271,673
SMB Private Education Loan Trust
Series 2015-A, Class A2A, 2.49%, 06/15/27 (Call 06/15/27)(a)	6,882	6,904,901
Series 2017-A, Class A2B, 2.82%, 09/15/34, (1 mo. LIBOR US + 0.900%)(a)(b)	24,389	24,447,192
Series 2018-A, Class A1, 2.27%, 03/16/26, (1 mo. LIBOR US + 0.350%)(a)(b)	2,271	2,270,527
Series 2018-B, Class A1, 2.24%, 12/16/24, (1 mo. LIBOR US + 0.320%)(a)(b)	1,596	1,595,349
Series 2018-C, Class A1, 2.22%, 09/15/25, (1 mo. LIBOR US + 0.300%)(a)(b)	7,723	7,722,456
Series 2019-A, Class A1, 2.26%, 02/16/26, (1 mo. LIBOR US + 0.350%)(a)(b)	11,919	11,917,796
SoFi Professional Loan Program LLC
Series 16-C, Class A1, 2.92%, 10/27/36 (Call 08/25/24), (1 mo. LIBOR US + 1.100%)(a)(b)	1,832	1,841,915
Series 2014-B, Class A1, 3.07%, 08/25/32 (Call 12/25/19), (1 mo. LIBOR US + 1.250%)(a)(b)	118	118,574
Series 2014-B, Class A2, 2.55%, 08/27/29 (Call 12/25/19)(a)	588	587,759
Series 2015-A, Class A1, 3.02%, 03/25/33 (Call 05/25/20), (1 mo. LIBOR US + 1.200%)(a)(b)	300	300,887
Series 2015-B, Class A1, 2.87%, 04/25/35 (Call 12/25/21), (1 mo. LIBOR US + 1.050%)(a)(b)	1,621	1,632,006
Sound Point Clo XIV Ltd., Series 2016-3A, Class AR, 3.08%, 01/23/29 (Call 04/23/20),
(3 mo. LIBOR US + 1.150%)(a)(b)	7,255	7,228,104
Sound Point Clo XV Ltd., Series 2017-1A, Class AR, 3.08%, 01/23/29 (Call 01/23/20),
(3 mo. LIBOR US + 1.150%)(a)(b)	1,100	1,098,031
Symphony CLO XVIII Ltd., Series 2016-18A, Class AR, 3.08%, 01/23/28, (3 mo. LIBOR US + 1.150%)(a)(b)	2,400	2,394,712
TCI-Symphony CLO Ltd., Series 2016-1A, Class AR, 3.16%, 10/13/29, (3 mo. LIBOR US + 1.160%)(a)(b)(c)	5,235	5,235,000

Security	Par (000)	Value
TICP CLO I Ltd., Series 2015-1A, Class AR, 2.77%, 07/20/27 (Call 01/20/20),
(3 mo. LIBOR US + 0.800%)(a)(b)	$3,995	$3,974,433
TICP CLO VI Ltd., Series 2016-6A, Class AR, 3.20%, 01/15/29 (Call 04/15/20),
(3 mo. LIBOR US + 1.200%)(a)(b)	6,380	6,375,923
Toyota Auto Receivables, Series 2016-C, Class A4, 1.32%, 11/15/21 (Call 05/15/20)	8,347	8,330,341
Toyota Auto Receivables Owner Trust
Series 2017-B, Class A3, 1.76%, 07/15/21 (Call 03/15/21)	3,766	3,763,722
Series 2019-A, Class A2A, 2.83%, 10/15/21 (Call 10/15/22)	23,304	23,394,576
Treman Park CLO Ltd., Series 2015-1A, Class ARR, 3.04%, 10/20/28 (Call 01/20/20),
(3 mo. LIBOR US + 1.070%)(a)(b)	21,750	21,665,316
Venture XXIV CLO Ltd., Series 2016-24A, Class AR, 3.15%, 10/20/28 (Call 04/20/20),
(3 mo. LIBOR US + 1.180%)(a)(b)	2,065	2,063,561
Volvo Financial Equipment LLC, Series 2019-1A, Class A2, 2.90%, 11/15/21 (Call 01/15/23)(a)	15,000	15,073,481
VOYA CLO, Series 2017-2A, Class A1, 3.21%, 06/07/30 (Call 01/15/20), (3 mo. LIBOR US + 1.210%)(a)(b)	5,330	5,314,482
Westlake Automobile Receivables Trust, Series 2019-3A, Class A2, 2.15%, 02/15/23 (Call 11/15/22)(a)	15,040	15,047,532
Wheels SPV 2 LLC, Series 2015-1A, Class A2, 1.88%, 04/20/26 (Call 10/20/20)(a)	347	346,433

Total Asset-Backed Securities — 24.0% (Cost: $1,504,164,644)		1,506,666,281

Certificates of Deposit
Barclays Bank PLC 3.01%, 12/23/19	30,000	30,045,980
3.20%, 01/31/20	10,000	10,028,071
MUFG Bank Ltd., 2.44%, 01/25/21,
(3 mo. LIBOR US + 0.500%)(b)	15,000	15,032,722

Total Certificates of Deposit — 0.9% (Cost: $54,990,931)		55,106,773

Collaterized Mortgage Obligations

Mortgage-Backed Securities — 8.6%
280 Park Avenue Mortgage Trust, Series 2017-280P, Class A, 2.92%, 09/15/34,
(1 mo. LIBOR US + 0.880%)(a)(b)	33,000	32,999,762
Americold LLC, Series 2010-ARTA, Class A1, 3.85%, 01/14/29(a)	1,893	1,911,448
AOA Mortgage Trust, Series 2015-1177, Class A, 2.96%, 12/13/29(a)	11,835	11,939,967
AREIT Trust, Series 2019-CRE3, Class A, 2.91%, 09/14/36, (1 mo. LIBOR US + 1.020%)(a)(b)	30,000	30,015,000
Aventura Mall Trust, Series 2013-AVM, Class A, 3.74%, 12/05/32(a)(b)	4,650	4,699,776
BAMLL Commercial Mortgage Securities Trust, Series 2018-DSNY, Class A, 2.77%, 09/15/34,
(1 mo. LIBOR US + 0.850%)(a)(b)	24,720	24,712,416
Bancorp Commercial Mortgage Trust
Series 2018-CRE4, Class A, 2.82%, 09/15/35, (1 mo. LIBOR US + 0.900%)(a)(b)	6,353	6,351,030

SCHEDULE OF INVESTMENTS	13

Schedule of Investments (continued) October 31, 2019	iShares® Short Maturity Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
Series 2019-CRE5, Class A, 2.91%, 03/15/36, (1 mo. LIBOR US + 1.000%)(a)(b)	$11,088	$11,087,744
BBCMS Trust, Series 2019-CLP, Class A, 2.61%, 12/15/31, (1 mo. LIBOR US + 0.685%)(a)(b)	10,012	9,950,636
Bear Stearns Commercial Mortgage Securities Trust,
Series 2005-PW10, Class AJ, 5.59%, 12/11/40(b)	5,185	5,286,790
BX Commercial Mortgage Trust
Class A, 2.58%, 03/15/37, (1 mo. LIBOR US + 0.671%)(a)(b)	23,190	23,132,085
Class A, 2.66%, 11/15/35, (1 mo. LIBOR US + 0.750%)(a)(b)	39,264	39,227,120
Series 2019-XL, Class A, 2.92%, 10/15/36, (1 mo. LIBOR US + 0.920%)(a)(b)	20,979	21,005,327
CGDBB Commercial Mortgage Trust, Series 2017-BIOC, Class A, 2.70%, 07/15/32,
(1 mo. LIBOR US + 0.790%)(a)(b)	13,300	13,295,832
Chase Home Lending Mortgage Trust, Series 2019-ATR2, Class A11, 2.72%, 07/25/49,
(1 mo. LIBOR US + 0.900%)(a)(b)	7,191	7,159,207
COMM Mortgage Trust, Series 2014-CR15, Class A2, 2.93%, 02/10/47	3,772	3,772,148
Commission Mortgage Trust, Series 2013-CR6, Class A3FL, 2.56%, 03/10/46,
(1 mo. LIBOR US + 0.630%)(a)(b)	8,857	8,835,344
Credit Suisse Mortgage Capital Certificates, Series 2019-ICE4, Class A, 2.89%, 05/15/36,
(1 mo. LIBOR US + 0.980%)(a)(b)	20,920	20,965,363
Four Times Square Trust Commercial Mortgage Pass-Through Certificates, Series 2006-4TS, Class A, 5.40%, 12/13/28(a)	10,830	11,148,690
Gosforth Funding PLC, Series 2018-1A, Class A1, 2.58%, 08/25/60 (Call 08/25/23),
(3 mo. LIBOR US + 0.450%)(a)(b)	8,230	8,216,093
GPMT Ltd., Series 2018-FL1, Class A, 2.75%, 11/21/35,
(1 mo. LIBOR US + 0.900%)(a)(b)	6,132	6,121,836
GS Mortgage Securities Corp. II, Series 2013-KING, Class A, 2.71%, 12/10/27(a)	1,716	1,715,588
GS Mortgage Securities Corp. Trust
Series 2018-FBLU, Class A, 2.87%, 11/15/35, (1 mo. LIBOR US + 0.950%)(a)(b)	26,015	26,022,768
Series 2018-LUAU, Class A, 2.91%, 11/15/32, (1 mo. LIBOR US + 1.000%)(a)(b)	7,600	7,599,941
Series 2019-SOHO, Class A, 2.81%, 06/15/36, (1 mo. LIBOR US + 0.900%)(a)(b)	19,046	19,063,753
JP Morgan Chase Commercial Mortgage Securities Corp.,
Series 2019-BKWD, Class A, 2.89%, 09/15/29, (1 mo. LIBOR US + 1.000%)(a)(b)	1,911	1,915,111
KNDL Mortgage Trust, 2.72%, 05/15/36,
(1 mo. LIBOR US + 0.800%)(a)(b)	8,533	8,533,066
Lanark Master Issuer PLC, 2.90%, 12/22/69,
(3 mo. LIBOR US + 0.770%)(a)(b)	8,059	8,072,228
LMREC Inc., Series 2016-CRE2, Class A, 3.74%, 11/24/31, (1 mo. LIBOR US + 1.700%)(a)(b)	991	995,407
Madison Avenue Trust, Series 2013-650M, Class A, 3.84%, 10/12/32(a)	7,500	7,575,053
Morgan Stanley Capital I Trust 2.87%, 03/15/34, (1 mo. LIBOR US + 0.950%)(a)(b)	8,247	8,246,986
Series 2014-CPT, Class A, 3.35%, 07/13/29(a)	14,480	14,753,730
Series 2017-CLS, Class A, 2.61%, 11/15/34, (1 mo. LIBOR US + 0.700%)(a)(b)	34,512	34,490,309

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
Series 2018-BOP, Class A, 2.76%, 08/15/33, (1 mo. LIBOR US + 0.850%)(a)(b)	$6,860	$6,842,779
Series 2018-SUN, Class A, 2.81%, 07/15/35, (1 mo. LIBOR US + 0.900%)(a)(b)	19,045	19,009,214
Natixis Commercial Mortgage Securities Trust, Series 2018-RIVA, Class A, 2.66%, 02/15/33,
(1 mo. LIBOR US + 0.750%)(a)(b)	7,650	7,616,498
Rosslyn Portfolio Trust, Series 2017-ROSS, Class A, 2.86%, 06/15/33, (1 mo. LIBOR US + 0.950%)(a)(b)	3,390	3,389,995
VNDO Mortgage Trust, Series 2013-PENN, Class A, 3.81%, 12/13/29(a)	10,200	10,333,193
Wells Fargo Commercial Mortgage Trust, Series 2017-SMP, Class A, 2.67%, 12/15/34,
(1 mo. LIBOR US + 0.750%)(a)(b)	17,280	17,239,554
WFRBS Commercial Mortgage Trust
Series 2012-C6, Class AS, 3.84%, 04/15/45	12,986	13,413,965
Series 2012-C8, Class AFL, 2.88%, 08/15/45, (1 mo. LIBOR US + 1.000%)(a)(b)	19,450	19,521,036

Total Collaterized Mortgage Obligations — 8.6% (Cost: $538,171,479)		538,183,788

Commercial Paper
Ford Motor Credit Co. LLC 2.72%, 03/24/20(d)	23,130	22,879,765
3.15%, 09/25/20(d)	20,000	19,438,817
VW Credit Inc. 2.03%, 12/04/19(d)	18,500	18,464,531
2.05%, 11/06/19(d)	20,500	20,493,003
Walgreens Boots Alliance Inc., 2.04%, 11/04/19(d)	20,900	20,895,256

Total Commercial Paper — 1.6% (Cost: $102,085,617)		102,171,372

Corporate Bonds & Notes

Advertising — 0.1%
Interpublic Group of Companies Inc. (The), 3.50%, 10/01/20	4,465	4,523,077

Aerospace & Defense — 1.7%
Lockheed Martin Corp., 4.25%, 11/15/19	16,004	16,015,050
Northrop Grumman Corp., 2.08%, 10/15/20	15,000	15,020,045
Rolls-Royce PLC, 2.38%, 10/14/20 (Call 09/14/20)(a)	30,000	30,105,342
United Technologies Corp. 1.90%, 05/04/20	15,000	15,005,374
2.82%, 08/16/21 (Call 11/18/19), (3 mo. LIBOR US + 0.650%)(b)	21,865	21,869,220
4.50%, 04/15/20	10,000	10,119,323

		108,134,354
Agriculture — 1.3%
BAT Capital Corp. 2.76%, 08/15/22 (Call 07/15/22)	15,000	15,143,526
2.77%, 08/14/20, (3 mo. LIBOR US + 0.590%)(b)	24,000	24,048,000
3.04%, 08/15/22 (Call 07/15/22), (3 mo. LIBOR US + 0.880%)(b)	10,000	10,049,647
BAT International Finance PLC, 2.75%, 06/15/20(a)(e)	9,625	9,668,777
Imperial Brands Finance PLC, 2.95%, 07/21/20(a)	15,000	15,068,276
Reynolds American Inc., 6.88%, 05/01/20	10,000	10,226,265

		84,204,491

14	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® Short Maturity Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Auto Manufacturers — 5.0%
American Honda Finance Corp., 2.38%, 06/16/20,
(3 mo. LIBOR US + 0.260%)(b)	$10,000	$10,013,716
BMW U.S. Capital LLC 2.42%, 04/06/20, (3 mo. LIBOR US + 0.380%)(a)(b)	4,415	4,420,317
3.25%, 08/14/20(a)	13,665	13,821,473
Daimler Finance North America LLC 2.61%, 02/12/21, (3 mo. LIBOR US + 0.430%)(a)(b)	5,000	4,999,155
2.82%, 05/05/20, (3 mo. LIBOR US + 0.530%)(a)(b)(e)	15,500	15,516,104
3.10%, 05/04/20(a)	20,848	20,957,140
Ford Motor Credit Co. LLC 2.60%, 11/04/19	15,000	15,000,000
2.68%, 01/09/20	10,000	10,003,767
3.06%, 09/24/20, (3 mo. LIBOR US + 0.930%)(b)(e)	15,000	14,990,719
3.16%, 08/04/20	58,995	59,274,400
8.13%, 01/15/20	10,000	10,107,092
General Motors Financial Co. Inc., 3.20%, 07/13/20 (Call 06/13/20)	50,000	50,312,569
Hyundai Capital America 2.55%, 04/03/20(a)	12,134	12,153,825
2.89%, 04/03/20, (3 mo. LIBOR US + 0.800%)(a)(b)	6,890	6,904,469
3.15%, 09/18/20, (3 mo. LIBOR US + 1.000%)(a)(b)	3,000	3,011,734
Nissan Motor Acceptance Corp. 2.49%, 09/28/20, (3 mo. LIBOR US + 0.390%)(a)(b)	18,968	18,975,430
2.58%, 01/13/20, (3 mo. LIBOR US + 0.580%)(a)(b)	15,000	15,011,700
Volkswagen Group of America Finance LLC 2.40%, 05/22/20(a)	22,090	22,125,964
2.70%, 09/26/22(a)	2,145	2,164,897

		309,764,471

Banks — 22.4%
Australia & New Zealand Banking Group Ltd. 2.62%, 08/19/20, (3 mo. LIBOR US + 0.500%)(a)(b)(e)	19,745	19,804,664
2.76%, 11/09/22, (3 mo. LIBOR US + 0.580%)(a)(b)	2,000	2,006,113
Australia & New Zealand Banking Group Ltd./New York NY, 2.70%, 11/16/20	15,000	15,124,136
Banco Santander SA, 3.12%, 04/12/23,
(3 mo. LIBOR US + 1.120%)(b)(e)	10,000	10,028,777
Bank of America Corp. 2.33%, 10/01/21 (Call 10/01/20)(f)	20,000	20,047,105
2.37%, 07/21/21 (Call 07/21/20)(e)(f)	1,600	1,603,775
2.63%, 07/21/21 (Call 07/21/20), (3 mo. LIBOR US + 0.660%)(b)	25,500	25,576,908
2.75%, 10/01/21 (Call 10/01/20),
(3 mo. LIBOR US + 0.650%)(b)	7,500	7,526,390
2.76%, 06/25/22 (Call 06/25/21),
(3 mo. LIBOR US + 0.650%)(b)	10,000	10,048,632
2.94%, 04/24/23 (Call 04/24/22),
(3 mo. LIBOR US + 1.000%)(b)	27,500	27,782,975
3.13%, 01/20/23 (Call 01/20/22),
(3 mo. LIBOR US + 1.160%)(b)	25,000	25,346,997
Bank of Montreal, 2.92%, 08/27/21,
(3 mo. LIBOR US + 0.790%)(b)(e)	7,000	7,076,300
Bank of Nova Scotia (The), 2.78%, 09/19/22,
(3 mo. LIBOR US + 0.620%)(b)(e)	10,000	10,054,353
Banque Federative du Credit Mutuel SA 2.20%, 07/20/20(a)	10,000	10,016,949
2.46%, 07/20/20, (3 mo. LIBOR US + 0.490%)(a)(b)(e)	3,215	3,223,423
Barclays PLC 2.75%, 11/08/19	35,085	35,086,990
2.88%, 06/08/20	22,000	22,062,920

Security	Par (000)	Value

Banks (continued)
BB&T Corp., 2.69%, 06/15/20,
(3 mo. LIBOR US + 0.570%)(b)(e)	$9,403	$9,432,243
BNP Paribas SA, 2.38%, 05/21/20	15,000	15,039,596
Capital One N.A., 3.09%, 01/30/23 (Call 01/30/22),
(3 mo. LIBOR US + 1.150%)(b)(e)	8,000	8,068,070
Citibank N.A., 2.63%, 06/12/20,
(3 mo. LIBOR US + 0.500%)(b)	7,060	7,080,297
Citigroup Inc. 2.45%, 01/10/20 (Call 12/10/19)	10,000	10,005,100
2.63%, 10/27/22 (Call 09/27/22),
(3 mo. LIBOR US + 0.690%)(b)(e)	10,000	10,038,649
2.65%, 10/26/20	25,000	25,174,123
2.80%, 01/10/20 (Call 12/10/19),
(3 mo. LIBOR US + 0.790%)(b)	8,286	8,293,002
Citizens Bank N.A./Providence RI 2.70%, 05/26/20, (3 mo. LIBOR US + 0.570%)(b)	8,710	8,731,077
2.90%, 02/14/22 (Call 11/14/21),
(3 mo. LIBOR US + 0.720%)(b)(e)	30,000	30,102,421
Commonwealth Bank of Australia/New York NY 2.30%, 03/12/20	15,000	15,020,163
2.40%, 11/02/20	20,000	20,106,109
Cooperatieve Rabobank UA, 2.97%, 09/26/23,
(3 mo. LIBOR US + 0.860%)(a)(b)	10,000	10,037,033
Credit Suisse AG/New York NY, 4.38%, 08/05/20	16,932	17,252,662
Credit Suisse Group Funding Guernsey Ltd., 2.75%, 03/26/20	25,410	25,490,150
Danske Bank A/S 2.65%, 03/02/20, (3 mo. LIBOR US + 0.510%)(a)(b)	2,500	2,500,393
2.75%, 09/17/20(a)(e)	20,000	20,120,850
Deutsche Bank AG/New York NY 2.77%, 01/22/21, (3 mo. LIBOR US + 0.815%)(b)(e)	5,000	4,974,500
4.25%, 02/04/21	9,905	10,099,589
Discover Bank, 3.10%, 06/04/20 (Call 05/04/20)	20,000	20,112,791
Federation des Caisses Desjardins du Quebec, 2.25%, 10/30/20(a)(e)	15,000	15,065,464
Fifth Third Bancorp., 2.88%, 07/27/20 (Call 06/27/20)	10,000	10,060,794
Fifth Third Bank/Cincinnati OH, 2.19%, 10/30/20 (Call 09/30/20), (3 mo. LIBOR US + 0.250%)(b)(e)	10,000	10,008,900
Goldman Sachs Group Inc. (The) 2.71%, 10/31/22 (Call 10/31/21),
(3 mo. LIBOR US + 0.780%)(b)(e)	4,000	4,019,280
2.94%, 07/24/23 (Call 07/24/22),
(3 mo. LIBOR US + 1.000%)(b)(e)	5,000	5,033,705
3.05%, 04/26/22 (Call 04/26/21),
(3 mo. LIBOR US + 1.110%)(b)	25,000	25,257,900
3.18%, 06/05/23 (Call 06/05/22),
(3 mo. LIBOR US + 1.050%)(b)	15,000	15,132,755
3.30%, 04/23/21 (Call 03/23/21),
(3 mo. LIBOR US + 1.360%)(b)	7,000	7,094,995
3.32%, 09/15/20 (Call 08/15/20),
(3 mo. LIBOR US + 1.200%)(b)(e)	1,750	1,763,567
3.72%, 11/29/23, (3 mo. LIBOR US + 1.600%)(b)	15,000	15,490,564
3.90%, 02/25/21, (3 mo. LIBOR US + 1.770%)(b)(e)	10,000	10,189,666
HSBC Bank PLC, 4.13%, 08/12/20(a)	10,000	10,174,547
HSBC Holdings PLC 2.72%, 05/18/21 (Call 05/18/20),
(3 mo. LIBOR US + 0.600%)(b)	24,695	24,724,140
3.79%, 05/25/21, (3 mo. LIBOR US + 1.660%)(b)(e)	10,000	10,184,190
4.34%, 03/08/21, (3 mo. LIBOR US + 2.240%)(b)	6,815	6,976,838
HSBC USA Inc., 2.35%, 03/05/20	15,000	15,015,667

SCHEDULE OF INVESTMENTS	15

Schedule of Investments (continued) October 31, 2019	iShares® Short Maturity Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
Huntington National Bank (The), 2.64%, 03/10/20,
(3 mo. LIBOR US + 0.510%)(b)(e)	$10,000	$10,018,710
JPMorgan Chase & Co. 2.76%, 06/18/22 (Call 06/18/21),
(3 mo. LIBOR US + 0.610%)(b)	12,500	12,541,375
2.82%, 06/01/21 (Call 06/01/20),
(3 mo. LIBOR US + 0.680%)(b)	19,985	20,038,480
2.84%, 04/25/23 (Call 04/25/22),
(3 mo. LIBOR US + 0.900%)(b)(e)	10,000	10,066,742
3.00%, 01/15/23 (Call 01/15/22),
(3 mo. LIBOR US + 1.000%)(b)(e)	15,000	15,165,687
3.17%, 10/24/23 (Call 10/24/22),
(3 mo. LIBOR US + 1.230%)(b)	15,000	15,261,981
4.25%, 10/15/20	10,000	10,217,300
JPMorgan Chase Bank N.A. 2.49%, 02/19/21 (Call 02/19/20),
(3 mo. LIBOR US + 0.370%)(b)(e)	10,000	10,006,157
2.60%, 02/01/21 (Call 02/01/20)(f)	15,000	15,020,158
3.09%, 04/26/21 (Call 04/26/20)(f)	32,400	32,561,490
Lloyds Bank PLC 2.70%, 08/17/20	20,000	20,120,460
6.38%, 01/21/21	9,000	9,472,398
Mitsubishi UFJ Financial Group Inc., 2.59%, 07/26/21,
(3 mo. LIBOR US + 0.650%)(b)(e)	10,000	10,035,607
Mizuho Financial Group Inc. 2.92%, 03/05/23, (3 mo. LIBOR US + 0.790%)(b)(e)	3,000	3,003,808
2.98%, 09/13/23 (Call 09/13/22),
(3 mo. LIBOR US + 0.850%)(b)(e)	25,000	25,091,951
3.27%, 09/13/21, (3 mo. LIBOR US + 1.140%)(b)(e)	20,000	20,234,458
Morgan Stanley 2.63%, 11/17/21	15,000	15,170,248
2.80%, 06/16/20	10,000	10,048,722
3.08%, 01/27/20, (3 mo. LIBOR US + 1.140%)(b)(e)	3,000	3,006,835
3.15%, 01/20/22 (Call 01/20/21),
(3 mo. LIBOR US + 1.180%)(b)	15,000	15,155,010
3.34%, 10/24/23 (Call 10/24/22),
(3 mo. LIBOR US + 1.400%)(b)	40,000	40,807,350
National Australia Bank Ltd., 2.66%, 05/22/20,
(3 mo. LIBOR US + 0.510%)(a)(b)	10,000	10,027,300
Nordea Bank Abp, 2.59%, 05/29/20,
(3 mo. LIBOR US + 0.470%)(a)(b)(e)	15,000	15,034,743
Royal Bank of Canada, 2.52%, 03/02/20,
(3 mo. LIBOR US + 0.380%)(b)(e)	5,000	5,004,905
Santander UK Group Holdings PLC 2.88%, 10/16/20	33,000	33,140,448
3.13%, 01/08/21	10,000	10,094,436
Skandinaviska Enskilda Banken AB 2.55%, 05/17/21, (3 mo. LIBOR US + 0.430%)(a)(b)	10,000	10,027,600
2.63%, 11/17/20(a)	20,000	20,108,920
Standard Chartered PLC, 3.05%, 01/15/21(a)(e)	20,000	20,176,616
Sumitomo Mitsui Banking Corp., 2.45%, 01/16/20	10,000	10,011,597
SunTrust Bank/Atlanta GA, 2.44%, 10/26/21 (Call 10/26/20), (3 mo. LIBOR US + 0.500%)(b)	32,020	32,069,921
Svenska Handelsbanken AB 2.46%, 09/08/20, (3 mo. LIBOR US + 0.360%)(b)(e)	5,000	5,010,246
2.60%, 05/24/21, (3 mo. LIBOR US + 0.470%)(b)	12,500	12,551,481
Synchrony Bank, 2.73%, 03/30/20,
(3 mo. LIBOR US + 0.625%)(b)	30,000	30,025,812
U.S. Bank N.A./Cincinnati OH, 2.05%, 10/23/20 (Call 09/23/20)(e)	10,000	10,023,040

Security	Par (000)	Value

Banks (continued)
UBS AG/London 2.45%, 12/01/20 (Call 11/01/20)(a)	$15,000	$15,059,700
2.62%, 12/01/20 (Call 11/01/20),
(3 mo. LIBOR US + 0.480%)(a)(b)(e)	5,000	5,013,610
2.68%, 06/08/20 (Call 05/08/20),
(3 mo. LIBOR US + 0.580%)(a)(b)	5,300	5,313,611
UBS Group Funding Switzerland AG, 3.37%, 05/23/23 (Call 05/23/22), (3 mo. LIBOR US + 1.220%)(a)(b)(e)	20,000	20,264,800
Wells Fargo & Co. 2.55%, 12/07/20	15,000	15,112,453
2.83%, 07/22/20, (3 mo. LIBOR US + 0.880%)(b)(e)	5,000	5,026,543
3.47%, 03/04/21, (3 mo. LIBOR US + 1.340%)(b)	30,000	30,414,600
Wells Fargo Bank N.A. 2.43%, 07/23/21 (Call 07/23/20),
(3 mo. LIBOR US + 0.500%)(b)	15,000	15,023,582
2.46%, 10/22/21 (Call 09/21/21),
(3 mo. LIBOR US + 0.510%)(b)	30,000	30,109,770

		1,403,979,858

Biotechnology — 0.3%
Amgen Inc., 2.63%, 05/11/20,
(3 mo. LIBOR US + 0.450%)(b)(e)	8,100	8,113,601
Gilead Sciences Inc., 2.55%, 09/01/20	10,000	10,054,926

		18,168,527

Chemicals — 1.0%
DuPont de Nemours Inc. 2.87%, 11/15/20, (3 mo. LIBOR US + 0.710%)(b)	47,500	47,717,682
3.77%, 11/15/20	5,000	5,091,079
PPG Industries Inc., 2.30%, 11/15/19	10,868	10,869,000

		63,677,761

Computers — 0.6%
Hewlett Packard Enterprise Co. 2.76%, 10/05/21 (Call 11/15/19),
(3 mo. LIBOR US + 0.720%)(b)	20,000	20,000,151
3.60%, 10/15/20 (Call 09/15/20)(g)	10,000	10,134,232
IBM Credit LLC, 2.59%, 11/30/20,
(3 mo. LIBOR US + 0.470%)(b)	7,250	7,280,640

		37,415,023

Diversified Financial Services — 3.7%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 4.25%, 07/01/20	35,000	35,469,021
4.63%, 10/30/20	20,000	20,495,554
AIG Global Funding, 2.57%, 07/02/20,
(3 mo. LIBOR US + 0.480%)(a)(b)(e)	3,695	3,706,373
American Express Co. 2.27%, 10/30/20 (Call 09/29/20),
(3 mo. LIBOR US + 0.330%)(b)(e)	7,750	7,763,020
2.78%, 02/27/23 (Call 01/27/23),
(3 mo. LIBOR US + 0.650%)(b)	4,000	4,014,647
2.89%, 11/05/21 (Call 10/05/21),
(3 mo. LIBOR US + 0.600%)(b)(e)	10,000	10,052,900
American Express Credit Corp., 2.57%, 03/03/20 (Call 02/03/20), (3 mo. LIBOR US + 0.430%)(b)	10,000	10,011,678
Capital One Financial Corp. 2.39%, 10/30/20 (Call 09/30/20),
(3 mo. LIBOR US + 0.450%)(b)(e)	5,000	5,008,968
3.05%, 03/09/22 (Call 02/09/22),
(3 mo. LIBOR US + 0.950%)(b)	24,635	24,833,010
3.45%, 04/30/21 (Call 03/30/21)	10,000	10,206,993

16	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® Short Maturity Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Diversified Financial Services (continued)
GE Capital International Funding Co. Unlimited Co., 2.34%, 11/15/20	$40,000	$39,975,022
Horsepower Finance Ltd., 2.15%, 12/02/19(h)	10,000	9,997,300
Nomura Holdings Inc., 6.70%, 03/04/20	31,841	32,331,744
Synchrony Financial, 2.70%, 02/03/20 (Call 01/03/20)	17,695	17,710,095

		231,576,325

Electric — 1.0%
Duke Energy Florida LLC, 1.85%, 01/15/20	8,000	8,000,043
Duke Energy Progress LLC, 2.28%, 09/08/20,
(3 mo. LIBOR US + 0.180%)(b)	9,835	9,845,170
Exelon Generation Co. LLC, 2.95%, 01/15/20 (Call 12/15/19)	30,000	30,017,950
Florida Power & Light Co., 2.64%, 05/06/22 (Call 11/12/19), (3 mo. LIBOR US + 0.400%)(b)	8,645	8,645,432
Sempra Energy, 2.50%, 01/15/21 (Call 12/02/19),
(3 mo. LIBOR US + 0.500%)(b)	5,065	5,061,321

		61,569,916

Electronics — 0.2%
Tyco Electronics Group SA, 2.58%, 06/05/20,
(3 mo. LIBOR US + 0.450%)(b)	15,000	15,010,395

Food — 1.4%
Campbell Soup Co., 2.75%, 03/15/21,
(3 mo. LIBOR US + 0.630%)(b)	15,000	15,032,683
Conagra Brands Inc. 2.51%, 10/09/20, (3 mo. LIBOR US + 0.500%)(b)	7,000	7,010,265
2.70%, 10/22/20 (Call 11/12/19),
(3 mo. LIBOR US + 0.750%)(b)	9,945	9,945,796
General Mills Inc., 2.54%, 04/16/21,
(3 mo. LIBOR US + 0.540%)(b)	26,636	26,708,184
Kraft Heinz Foods Co. 2.75%, 02/10/21, (3 mo. LIBOR US + 0.570%)(b)	4,010	4,006,119
3.00%, 08/10/22, (3 mo. LIBOR US + 0.820%)(b)	5,000	5,005,358
Tyson Foods Inc. 2.60%, 08/21/20, (3 mo. LIBOR US + 0.450%)(b)	14,160	14,174,525
2.68%, 06/02/20, (3 mo. LIBOR US + 0.550%)(b)(e)	5,475	5,484,742

		87,367,672

Health Care - Products — 0.9%
Becton Dickinson and Co. 2.40%, 06/05/20	25,000	25,064,554
2.68%, 12/15/19	1,332	1,332,412
2.98%, 12/29/20 (Call 12/02/19),
(3 mo. LIBOR US + 0.875%)(b)	21,378	21,388,262
Medtronic Inc., 2.92%, 03/15/20,
(3 mo. LIBOR US + 0.800%)(b)	5,312	5,326,925

		53,112,153

Health Care - Services — 0.2%
UnitedHealth Group Inc., 2.70%, 07/15/20	10,000	10,060,847

Holding Companies - Diversified — 0.3%
FS KKR Capital Corp., 4.25%, 01/15/20 (Call 12/15/19)	18,449	18,478,143

Insurance — 0.7%
Allstate Corp. (The), 2.53%, 03/29/21,
(3 mo. LIBOR US + 0.430%)(b)	5,710	5,723,533
American International Group Inc., 3.38%, 08/15/20	2,997	3,030,903
Hartford Financial Services Group Inc. (The), 5.50%, 03/30/20	19,058	19,327,065

Security	Par (000)	Value

Insurance (continued)
Marsh & McLennan Companies Inc., 3.30%, 12/29/21 (Call 12/29/19), (3 mo. LIBOR US + 1.200%)(b)	$13,380	$13,396,503

		41,478,004

Lodging — 0.2%
Marriott International Inc./MD, Series Y, 2.74%, 12/01/20,
(3 mo. LIBOR US + 0.600%)(b)(e)	10,000	10,025,555

Machinery — 0.6%
Caterpillar Financial Services Corp., 2.67%, 05/15/23,
(3 mo. LIBOR US + 0.510%)(b)(e)	10,000	10,022,999
John Deere Capital Corp. 2.43%, 03/13/20, (3 mo. LIBOR US + 0.300%)(b)(e)	6,000	6,007,800
2.45%, 06/22/20, (3 mo. LIBOR US + 0.290%)(b)(e)	6,000	6,010,681
2.50%, 06/07/21, (3 mo. LIBOR US + 0.400%)(b)(e)	6,480	6,502,265
Roper Technologies Inc., 3.00%, 12/15/20 (Call 11/15/20)	8,500	8,589,029

		37,132,774

Manufacturing — 0.2%
Siemens Financieringsmaatschappij NV 2.15%, 05/27/20(a)	10,000	10,021,400
2.46%, 03/16/20, (3 mo. LIBOR US + 0.340%)(a)(b)(e)	2,000	2,003,240

		12,024,640

Media — 2.2%
Charter Communications Operating LLC/Charter Communications Operating Capital, 3.58%, 07/23/20 (Call 06/23/20)	96,750	97,576,073
Comcast Corp., 2.54%, 10/01/21,
(3 mo. LIBOR US + 0.440%)(b)	42,930	43,158,817

		140,734,890

Oil & Gas — 1.5%
Encana Corp., 3.90%, 11/15/21 (Call 08/15/21)	15,407	15,813,411
Newfield Exploration Co., 5.75%, 01/30/22	20,000	21,356,446
Occidental Petroleum Corp., 3.64%, 08/15/22 (Call 08/15/20), (3 mo. LIBOR US + 1.450%)(b)	53,070	53,398,272
Phillips 66, 2.75%, 04/15/20 (Call 12/02/19),
(3 mo. LIBOR US + 0.750%)(a)(b)	5,625	5,626,955

		96,195,084

Packaging & Containers — 0.2%
Packaging Corp. of America, 2.45%, 12/15/20	10,405	10,447,246

Pharmaceuticals — 5.4%
AbbVie Inc., 2.50%, 05/14/20 (Call 04/14/20)	62,500	62,673,483
Allergan Funding SCS 3.00%, 03/12/20 (Call 02/12/20)	94,829	95,062,881
3.39%, 03/12/20, (3 mo. LIBOR US + 1.255%)(b)	20,505	20,570,418
3.45%, 03/15/22 (Call 01/15/22)	10,000	10,246,521
Allergan Inc./U.S., 3.38%, 09/15/20	15,732	15,901,961
Cigna Corp., 3.20%, 09/17/20	30,000	30,310,823
CVS Health Corp. 2.73%, 03/09/20, (3 mo. LIBOR US + 0.630%)(b)	531	531,800
2.80%, 07/20/20 (Call 06/20/20)	86,485	86,896,078
2.82%, 03/09/21, (3 mo. LIBOR US + 0.720%)(b)	10,000	10,055,200
Express Scripts Holding Co., 2.60%, 11/30/20	8,200	8,253,908

		340,503,073

Pipelines — 3.6%
Enbridge Inc., 2.41%, 01/10/20,
(3 mo. LIBOR US + 0.400%)(b)	5,230	5,232,824
Energy Transfer Operating LP 4.15%, 10/01/20 (Call 08/01/20)	37,445	37,992,462
7.50%, 10/15/20	3,500	3,672,401

SCHEDULE OF INVESTMENTS	17

Schedule of Investments (continued) October 31, 2019	iShares® Short Maturity Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pipelines (continued)
Enterprise Products Operating LLC, 5.20%, 09/01/20	$10,000	$10,271,624
Kinder Morgan Energy Partners LP, 6.85%, 02/15/20	15,830	16,036,713
Kinder Morgan Inc./DE, 5.00%, 02/15/21 (Call 01/15/21)(a)(e)	10,000	10,330,015
MPLX LP
3.00%, 09/09/21 (Call 09/09/20), (3 mo. LIBOR US + 0.900%)(b)	6,825	6,852,426
6.25%, 10/15/22 (Call 11/15/19)(a)	2,000	2,036,014
Plains All American Pipeline LP/PAA Finance Corp., 5.00%, 02/01/21 (Call 11/01/20)	16,130	16,562,315
Spectra Energy Partners LP, 2.83%, 06/05/20,
(3 mo. LIBOR US + 0.700%)(b)(e)	32,000	32,061,177
TransCanada PipeLines Ltd. 2.13%, 11/15/19	37,540	37,539,566
3.80%, 10/01/20	5,127	5,211,109
Williams Companies Inc. (The), 5.25%, 03/15/20	43,300	43,780,152

		227,578,798

Retail — 0.1%
Walgreens Boots Alliance Inc., 2.70%, 11/18/19	3,058	3,058,649

Semiconductors — 2.1%
Broadcom Corp./Broadcom Cayman Finance Ltd. 2.20%, 01/15/21	10,000	10,000,217
2.38%, 01/15/20	60,845	60,864,470
Broadcom Inc., 3.13%, 04/15/21(a)	30,800	31,161,885
Intel Corp., 2.26%, 05/11/20,
(3 mo. LIBOR US + 0.080%)(b)	13,700	13,703,683
Lam Research Corp., 2.75%, 03/15/20 (Call 02/15/20)	7,555	7,569,885
QUALCOMM Inc., 2.25%, 05/20/20	10,000	10,008,200

		133,308,340

Software — 0.3%
Fidelity National Information Services Inc., 3.63%, 10/15/20 (Call 09/15/20)	10,000	10,139,277
Fiserv Inc., 2.70%, 06/01/20 (Call 05/01/20)	8,580	8,618,751

		18,758,028

Telecommunications — 3.2%
AT&T Inc. 2.45%, 06/30/20 (Call 05/30/20)	20,000	20,054,240
2.80%, 02/17/21 (Call 01/17/21)	26,900	27,170,229
2.89%, 06/01/21, (3 mo. LIBOR US + 0.750%)(b)	13,250	13,308,453
2.95%, 07/15/21, (3 mo. LIBOR US + 0.950%)(b)	25,000	25,255,000
3.31%, 06/12/24, (3 mo. LIBOR US + 1.180%)(b)	10,000	10,173,773
BellSouth LLC, 4.27%, 04/26/21 (Call 04/26/20)(a)	35,000	35,032,200
Deutsche Telekom International Finance BV 2.23%, 01/17/20(a)(e)	13,687	13,686,989
2.58%, 01/17/20, (3 mo. LIBOR US + 0.580%)(a)(b)(e)	12,000	12,010,729
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, 3.36%, 09/20/21(a)	4,651	4,680,069
Verizon Communications Inc.
2.70%, 05/22/20, (3 mo. LIBOR US + 0.550%)(b)(e)	22,940	23,003,219
3.12%, 03/16/22, (3 mo. LIBOR US + 1.000%)(b)(e)	15,373	15,620,700

		199,995,601

Transportation — 0.1%
Ryder System Inc., 2.65%, 03/02/20 (Call 02/02/20)	7,725	7,736,840

Security	Par/ Shares (000)	Value

Trucking & Leasing — 0.2%
Penske Truck Leasing Co. LP/PTL Finance Corp., 3.20%, 07/15/20 (Call 06/15/20)(a)(e)	$12,000	$12,075,666

Total Corporate Bonds & Notes — 60.7% (Cost: $3,784,230,049)		3,798,096,201

Repurchase Agreements
Mizuho Securities USA Inc., 2.48%, 11/01/19 (Purchased on 10/31/19 to be repurchased at $30,002,064, collateralized by non-agency mortgage-backed security, 2.05% to 6.41%, due 04/25/24 to 03/15/44, par and fair value of $37,052,390 and $33,984,298, respectively) (b)(i)	30,000	30,000,000

Total Repurchase Agreements — 0.5% (Cost: $30,000,000)		30,000,000

U.S. Government Agency Obligations

Mortgage-Backed Securities — 0.1%
Federal National Mortgage Association 5.00% 01/01/20	13	13,831
FHLMC Multifamily Structured Pass Through Certificates
Series K010, Class A2, 4.33%, 10/25/20 (b)	1,237	1,258,371
Series K032, Class A1, 3.02%, 02/25/23	754	768,295
Series K037, Class A1, 2.59%, 04/25/23	967	978,307
Series K721, Class A1, 2.61%, 01/25/22	1,558	1,570,406

Total U.S. Government Agency Obligations — 0.1% (Cost: $4,579,187)		4,589,210

Money Market Funds
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.00%(j)(k)(l)	25,595	25,607,739
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.74%(j)(k)	114,910	114,910,000

Total Money Market Funds — 2.2% (Cost: $140,505,328)		140,517,739

Total Investments in Securities — 98.6% (Cost: $6,158,727,235)		6,175,331,364

Other Assets, Less Liabilities — 1.4%		84,927,321

Net Assets — 100.0%		$6,260,258,685

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable or floating rate security. Rate shown is the rate in effect as of period-end.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Rates are discount rates or a range of discount rates at the time of purchase.
(e)	All or a portion of this security is on loan.
(f)	Security is issued at a fixed coupon rate, which converts to a variable rate at a specified date.
(g)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(h)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(i)	Maturity date represents next reset date.
(j)	Affiliate of the Fund.
(k)	Annualized 7-day yield as of period-end.

18	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® Short Maturity Bond ETF

(l)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

	Shares Held at 10/31/18	Net Activity	Shares Held at 10/31/19	Value at			Net Realized		Change in Unrealized Appreciation
Affiliated Issuer	(000)	(000)	(000)	10/31/19	Income		Gain (Loss)	(a)	(Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	72,065	(46,470)	25,595	$25,607,739	$289,373	(b)	$23,972		$8,065
BlackRock Cash Funds: Treasury, SL Agency Shares	430,219	(315,309)	114,910	114,910,000	5,647,286		—		—

				$140,517,739	$5,936,659		$23,972		$8,065

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Derivative Financial Instruments Categorized by Risk Exposure

For the year ended October 31, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

Foreign Currency Exchange Contracts
Net Realized Gain (Loss) from:
Forward foreign currency exchange contracts	$(6,568,126)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts sold — in USD	$31,623,065

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Asset-Backed Securities	$—	$1,501,431,281	$5,235,000	$1,506,666,281
Certificates of Deposit	—	55,106,773	—	55,106,773
Collaterized Mortgage Obligations	—	538,183,788	—	538,183,788
Commercial Paper	—	102,171,372	—	102,171,372
Corporate Bonds & Notes	—	3,798,096,201	—	3,798,096,201
Repurchase Agreements	—	30,000,000	—	30,000,000
U.S. Government Agency Obligations	—	4,589,210	—	4,589,210
Money Market Funds	140,517,739	—	—	140,517,739

	$140,517,739	$6,029,578,625	$5,235,000	$6,175,331,364

SCHEDULE OF INVESTMENTS	19

Schedule of Investments (continued) October 31, 2019	iShares® Short Maturity Bond ETF

The following table includes a rollforward for the year ended October 31, 2019 of investments whose values are classified as Level 3 as of the beginning or end of the year.

	Asset Backed Securities		Collateralized Mortgage Obligations
Balance at beginning of period	$69,790,000		$1,443,544
Realized gain (loss) and change in unrealized appreciation/depreciation	—		(577)
Purchases	5,235,000		—
Sales	(—)		(1,442,967)
Transfers in(a)	—		—
Transfers out(a)	(69,790,000	)(b)	(—)
Paydown	—		—

Balance at end of period	$5,235,000		$—

Net change in unrealized appreciation/depreciation on investments still held at end of period	$—		$—

(a)	Represents the value as of the beginning of the reporting period.
(b)	Transfers out of Level 3 are due to resumption of trading of asset backed securities.

The Fund’s investments that are categorized as Level 3 were valued utilizing a single broker quote without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See notes to financial statements.

20	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments October 31, 2019	iShares® Short Maturity Municipal Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Debt Obligations

Alabama — 2.4%
Bessemer Governmental Utility Services Corp. RB, 5.00%, 06/01/20 (BAM)	$515	$525,223
Black Belt Energy Gas District RB 4.00%, 06/01/20	1,605	1,627,438
4.00%, 06/01/21	835	866,412
Series A, 5.00%, 12/01/19	500	501,285
Southeast Alabama Gas Supply District (The) RB, 4.00%, 06/01/22	1,500	1,587,420

		5,107,778

Arizona — 0.2%
Glendale Union High School District No. 205 GO, 5.00%, 07/01/21	500	531,265

California — 0.3%
Lancaster Redevelopment Agency Successor Agency TA, 3.00%, 08/01/20	700	709,793

Colorado — 0.8%
County of Arapahoe Co. RB, 1.12%, 08/01/31
(Put 11/07/19)(a)(b)	1,600	1,600,000

Connecticut — 4.3%
State of Connecticut GO 5.00%, 06/01/21	670	708,840
5.00%, 07/15/22	900	987,165
Series A, 5.00%, 04/15/20	1,200	1,220,268
Series C, 1.19%, 05/15/34 (Put 11/07/19)(a)(b)	2,325	2,325,000
Series C, 5.00%, 06/01/20	720	735,660
State of Connecticut Special Tax Revenue RB, Series A, 5.00%, 09/01/21	2,000	2,133,760
University of Connecticut RB, Series A, 5.00%, 04/15/20	1,000	1,016,520

		9,127,213

District of Columbia — 1.4%
District of Columbia RB, 1.17%, 04/01/38 (Put 11/07/19)(a)(b)	2,900	2,900,000

Florida — 3.2%
Alachua County Health Facilities Authority RB 5.00%, 12/01/20	645	670,142
5.00%, 12/01/21	390	418,989
County of Palm Beach FL RB, 1.18%, 07/01/32
(Put 11/07/19)(a)(b)	5,000	5,000,000
Palm Beach County Health Facilities Authority RB, 5.00%, 08/15/20	530	545,481
Pinellas County Health Facilities Authority RB, Series A1, 1.24%, 11/01/38(a)(b)	100	100,000

		6,734,612

Georgia — 12.1%
Bartow County Development Authority RB, 1.55%, 08/01/43
(Put 08/19/22)(a)(b)	2,000	1,990,640
Burke County Development Authority RB, 2.25%, 10/01/32
(Put 05/25/23)(a)(b)	2,000	2,031,140
City of Atlanta GA TA, 5.00%, 12/01/19 (TA)	365	365,967
Cobb County Development Authority RB, 5.00%, 07/15/20	545	558,860
Main Street Natural Gas Inc. RB 2.19%, 08/01/48 (Put 09/01/23)(a)	5,000	4,995,530
4.00%, 06/01/20	500	508,130
4.00%, 04/01/48 (Put 09/01/23)(a)(b)	3,685	3,993,987
5.00%, 05/15/20	500	508,945
5.00%, 05/15/21	1,000	1,050,810

Security	Par (000)	Value

Georgia (continued)
Monroe County Development Authority RB, 1.37%, 06/01/49(a)(b)	$4,800	$4,800,000
Tender Option Bond Trust Receipts/Certificates RB 1.15%, 07/01/49 (Put 11/07/19)(a)(b)(c)	3,000	3,000,000
1.17%, 01/01/44 (Put 11/07/19) (AGM)(a)(b)(c)	1,700	1,700,000

		25,504,009

Illinois — 4.2%
Chicago Transit Authority RB, 5.00%, 06/01/20	750	764,325
Illinois Development Finance Authority RB, 1.18%, 06/01/29
(Put 11/07/19)(a)(b)	1,100	1,100,000
Illinois Finance Authority RB, 1.18%, 11/01/38
(Put 11/07/19)(a)(b)	1,320	1,320,000
Illinois Health Facilities Authority RB, 1.17%, 08/15/35
(Put 11/07/19)(a)(b)	1,762	1,762,000
Tender Option Bond Trust Receipts/Certificates GO, 1.18%, 03/01/33 (Put 11/07/19)(a)(b)(c)	4,000	4,000,000

		8,946,325

Indiana — 1.1%
City of Rockport IN RB, Series B, 1.35%, 07/01/25
(Put 09/01/22)(a)(b)	2,250	2,238,435

Iowa — 2.9%
Iowa Finance Authority RB, 1.41%, 04/01/22
(Put 11/07/19)(a)(b)	6,055	6,055,000

Kansas — 4.3%
City of Burlington KS RB 1.41%, 09/01/35 (Put 11/07/19)(a)(b)	6,000	6,000,000
1.41%, 09/01/35 (Put 11/07/19)(a)(b)	3,000	3,000,000

		9,000,000

Kentucky — 1.9%
Kentucky Public Energy Authority RB 4.00%, 06/01/20	650	658,710
4.00%, 12/01/20	1,070	1,096,665
4.00%, 06/01/21	1,060	1,098,181
Kentucky State Property & Building Commission RB, Series D, 5.00%, 05/01/21	600	632,556
Tender Option Bond Trust Receipts/Certificates RB, Series 2018, 1.15%, 12/01/41 (Put 11/07/19) (AGM)(a)(b)(c)	500	500,000

		3,986,112

Louisiana — 4.2%
Louisiana Public Facilities Authority RB, 5.00%, 05/15/21	400	422,164
Parish of St James LA RB, Series B1, 1.26%, 11/01/40 (Put 11/07/19)(a)(b)	8,500	8,500,000

		8,922,164

Maryland — 0.8%
Maryland Industrial Development Financing Authority RB, 1.51%, 03/01/30 (Put 11/07/19)(a)(b)	1,600	1,600,000

Massachusetts — 1.0%
Massachusetts Development Finance Agency RB, 5.00%, 07/01/21	975	1,029,473
Town of Salisbury MA GOL, 2.00%, 09/11/20	1,000	1,004,410

		2,033,883

Michigan — 1.4%
Michigan State Housing Development Authority RB, Series D, 1.19%, 06/01/30 (Put 11/07/19)(a)(b)	1,000	1,000,000
Michigan Strategic Fund RB, 1.49%, 06/01/39(a)(b)	890	890,000

SCHEDULE OF INVESTMENTS	21

Schedule of Investments (continued) October 31, 2019	iShares® Short Maturity Municipal Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Michigan (continued)
Wayne-Westland Community Schools GO 4.00%, 05/01/21 (Q-SBLF)	$175	$181,860
4.00%, 11/01/21 (Q-SBLF)	780	820,443

		2,892,303

Missouri — 1.1%
City of Washington MO COP, 5.00%, 03/01/22	350	378,840
RBC Municipal Products Inc. Trust RB, 1.18%, 09/01/39 (Put 11/07/19)(a)(b)(c)	2,000	2,000,000

		2,378,840

Nebraska — 0.5%
Central Plains Energy Project RB, 5.00%, 08/01/39
(Put 12/01/19)(a)(b)	1,000	1,002,630

New Jersey — 16.1%
Borough of North Plainfield NJ GO, 3.00%, 12/11/19	1,400	1,402,450
Borough of Tinton Falls NJ GO, 2.00%, 10/29/20	900	905,886
Garden State Preservation Trust RB, 5.00%, 11/01/20	1,690	1,749,099
New Jersey Economic Development Authority RB 5.00%, 03/01/20	1,730	1,749,462
5.00%, 06/15/21	4,250	4,481,115
5.00%, 06/15/21	1,500	1,581,570
5.50%, 09/01/21 (Call 03/01/21)	675	709,783
Series A, 4.00%, 07/01/22	2,000	2,107,880
Series K, 5.25%, 12/15/20 (AMBAC)	1,000	1,040,800
Series K, 5.50%, 12/15/19 (AMBAC)	750	753,353
Series NN, 5.00%, 03/01/21 (SAP)	1,215	1,269,675
Series NN, 5.00%, 03/01/22	2,200	2,368,300
Series PP, 5.00%, 06/15/20	1,475	1,506,196
Series UU, 5.00%, 06/15/23	1,270	1,412,672
Series XX, 5.00%, 06/15/20	200	204,230
New Jersey Health Care Facilities Financing Authority RB 5.00%, 10/01/20	1,600	1,649,872
Series A, 5.00%, 07/01/20	500	512,510
New Jersey Sports & Exposition Authority RB, 5.00%, 09/01/20	1,250	1,282,887
New Jersey Transportation Trust Fund Authority RB 5.25%, 12/15/19	1,500	1,506,330
5.25%, 12/15/20 (AGM)	500	520,905
5.50%, 12/15/19 (NPFGC)	530	532,433
Series A, 5.00%, 06/15/20	665	678,985
Series A, 5.25%, 12/15/19	530	532,237
Series A, 5.50%, 12/15/23	155	177,388
Series A-1, 5.00%, 06/15/20	1,275	1,303,573
Series B, 5.50%, 12/15/20 (NPFGC)	155	161,730
Series B, 5.50%, 12/15/21 (NPFGC)	625	675,906
Series D, 5.00%, 12/15/23	225	253,062
Township of Jackson New Jersey GO, 2.00%, 02/13/20	872	873,753

		33,904,042

New Mexico — 0.3%
New Mexico Municipal Energy Acquisition Authority RB, 4.00%, 05/01/22	600	638,046

New York — 13.4%
Adirondack Central School District GO, 2.25%, 07/17/20 (SAW)	1,133	1,141,228
Albany Industrial Development Agency RB, 1.43%, 07/01/32 (Put 11/07/19)(a)(b)	1,110	1,110,000
Amherst Development Corp. RB, Series A, 1.17%, 02/01/35 (Put 11/07/19)(a)(b)	1,755	1,755,000
City of Tonawanda NY GOL, 2.50%, 06/04/20	1,219	1,226,850

Security	Par (000)	Value

New York (continued)
City of Yonkers NY GOL, 3.00%, 12/17/19	$3,900	$3,908,229
County of Nassau NY GOL, 4.00%, 12/10/19	5,000	5,014,500
East Islip Union Free School District GO, 2.25%, 07/02/20 (SAW)	1,100	1,107,843
Honeoye Falls-Lima Central School District GO, 2.25%, 06/18/20 (SAW)	1,425	1,433,749
New York City Water & Sewer System RB, 1.35%, 06/15/48(a)(b)	400	400,000
Rhinebeck Central School District GO, 2.25%, 06/26/20 (SAW)	1,500	1,509,540
Sandy Creek Central School District GO, 2.25%, 06/26/20 (SAW)	1,100	1,106,996
South Jefferson Central School District GO, 2.25%, 07/09/20 (SAW)	1,700	1,711,424
Tender Option Bond Trust Receipts/Certificates RB, 1.24%, 11/15/56 (Put 11/07/19)(a)(b)(c)	2,500	2,500,000
Town of New Windsor New York GOL, 2.25%, 06/26/20	1,300	1,307,878
Watkins Glen Central School District GO, 2.25%, 06/23/20 (SAW)	1,300	1,308,177
Windsor Central School District GO, 2.25%, 07/24/20 (SAW)	1,700	1,712,121

		28,253,535

North Carolina — 0.3%
North Carolina Turnpike Authority RB 5.00%, 01/01/21	425	441,817
5.00%, 01/01/22	215	230,601

		672,418

Ohio — 6.2%
City of Berea OH GOL, 3.00%, 03/12/20	1,600	1,609,040
City of Kirtland OH GOL, 2.75%, 06/18/20 (ST STANDBY NT PURCHASE)	600	605,310
City of Miamisburg OH GOL, 3.00%, 06/24/20 (ST STANDBY NT PURCHASE)	1,500	1,516,095
City of Parma OH GOL, 2.50%, 07/23/20 (ST STANDBY NT PURCHASE)	1,200	1,210,224
County of Belmont OH GOL, 2.00%, 08/27/20	1,510	1,515,723
County of Lorain OH GOL, 3.00%, 02/07/20	2,325	2,335,951
Lancaster Port Authority RB, 5.00%, 02/01/21	300	312,852
Little Miami Local School District GO, 3.00%, 11/21/19	1,000	1,000,810
State of Ohio RB, 1.30%, 11/01/35 (Put 12/02/19)(a)(b)	3,000	2,999,703

		13,105,708

Pennsylvania — 2.6%
Commonwealth of Pennsylvania GO, 5.00%, 04/01/20	800	812,376
Connellsville Area School District GOL 4.00%, 08/15/21 (BAM SAW)	500	520,565
4.00%, 08/15/22 (BAM SAW)	500	531,365
Palmyra Area School District GOL 4.00%, 04/01/20 (SAW)	560	566,104
4.00%, 04/01/21 (SAW)	900	933,462
Pennsylvania Economic Development Financing Authority RB, 2.15%, 11/01/21	1,000	1,013,160
School District of Philadelphia (The) GO, Series C, 4.00%, 03/31/20 (SAW)	1,000	1,010,520

		5,387,552

Tennessee — 0.2%
Jackson Energy Authority RB, 5.00%, 12/01/19	350	350,973

Texas — 9.0%
City of Houston TX GOL, Series A, 5.00%, 03/01/20	1,000	1,012,140
Harris CountyTexas RB, 1.41%, 12/11/19	3,700	3,700,535

22	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® Short Maturity Municipal Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas (continued)
Port of Arthur Navigation District Industrial Development Corp. RB, 1.16%, 03/01/42 (Put 11/07/19)(a)(b)	$2,000	$2,000,000
State of Texas GO 1.18%, 06/01/46 (Put 11/07/19)(a)(b)	660	660,000
1.21%, 12/01/41 (Put 11/07/19)(a)(b)	6,760	6,760,000
1.26%, 12/01/47 (Put 11/07/19)(a)(b)	800	800,000
Tender Option Bond Trust Receipts/Certificates RB 1.22%, 06/15/27 (Put 11/07/19)(a)(b)(c)	1,500	1,500,000
1.25%, 01/01/28 (Put 11/07/19)(a)(b)(c)	2,435	2,435,000

		18,867,675

Utah — 0.9%
County of Utah UT RB, 1.18%, 05/15/51 (Put 11/07/19)(a)(b)	2,000	2,000,000

Virginia — 0.9%
University of Virginia RB, 1.29%, 05/27/20	2,000	2,000,540

Washington — 1.0%
Grant County Public Utility District No. 2 RB, 2.00%, 01/01/44 (Put 09/01/20)(a)(b)	1,000	1,006,600
Washington Higher Education Facilities Authority RB, 1.18%, 10/01/29 (Put 11/07/19)(a)(b)	1,000	1,000,000

		2,006,600

Wisconsin — 0.2%
Wisconsin Health & Educational Facilities Authority RB, 5.00%, 10/01/21	400	427,752

Total Municipal Debt Obligations — 99.2% (Cost $208,374,565)		208,885,203

Security	Shares (000)	Value

Money Market Funds
BlackRock Liquidity Funds: MuniCash, 1.04%(d)(e)	60	$60,272

Total Money Market Funds — 0.0% (Cost: $60,272)		60,272

Total Investments in Securities — 99.2% (Cost: $208,434,837)		208,945,475

Other Assets, Less Liabilities — 0.8%		1,587,001

Net Assets — 100.0%		$210,532,476

(a)	Variable or floating rate security. Rate shown is the rate in effect as of period-end.
(b)	Security is payable upon demand on each reset date.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

	Shares Held at 10/31/18	Net Activity	Shares Held at 10/31/19	Value at		Net Realized		Change in Unrealized Appreciation
Affiliated Issuer	(000)	(000)	(000)	10/31/19	Income	Gain (Loss)	(a)	(Depreciation)
BlackRock Liquidity Funds: MuniCash	80	(20)	60	$60,272	$18,755	$—		$—

(a)	Includes realized capital gain distributions from an affiliated fund, if any.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Municipal Debt Obligations	$—	$208,885,203	$—	$208,885,203
Money Market Funds	60,272	—	—	60,272

	$60,272	$208,885,203	$—	$208,945,475

See notes to financial statements.

SCHEDULE OF INVESTMENTS	23

Schedule of Investments October 31, 2019	iShares® Ultra Short-Term Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Asset-Backed Securities
BMW Vehicle Owner Trust, 2.05%, 05/25/22	$15,830	$15,849,576
Capital One Multi-Asset Execution Trust, Class A6, 1.82%, 09/15/22	3,000	2,999,646
CarMax Auto Owner Trust
Class A2A, 2.21%, 12/15/22	7,280	7,300,159
Class A2A, 3.02%, 07/15/22	2,883	2,897,685
CNH Equipment Trust, Class A2, 2.96%, 05/16/22	4,136	4,155,632
Discover Card Execution Note Trust, Class A, 2.19%, 12/15/23, (1 mo. LIBOR US + 0.270%)(a)	10,000	10,004,847
Toyota Auto Receivables Owner Trust, Class A2, 2.77%, 08/16/21	1,679	1,683,192

Total Asset-Backed Securities — 2.0% (Cost: $44,778,743)		44,890,737

Certificates of Deposit
Banco Santander SA, 3.09%, 01/29/20	8,000	8,022,084
Banco Santander SA/New York, 2.24%, 01/06/20, (1 mo. LIBOR US + 0.240%)(a)	5,000	5,001,188
Bank of Montreal/Chicago IL 2.21%, 10/02/20, (SOFRRATE + 0.400%)(a)	20,000	20,025,019
2.34%, 03/06/20, (3 mo. LIBOR US + 0.190%)(a)	2,000	2,001,140
2.46%, 11/01/19(a)	1,500	1,500,000
Bank of Nova Scotia/Houston 2.08%, 04/16/20, (FEDL01 + 0.260%)(a)	3,000	3,000,127
2.27%, 10/23/20, (FEDL01 + 0.450%)(a)	8,000	8,000,676
2.33%, 02/18/20, (3 mo. LIBOR US + 0.180%)(a)	1,000	1,000,573
Barclays Bank PLC 2.42%, 08/10/20(a)	2,000	2,001,410
2.48%, 10/08/20, (3 mo. LIBOR US + 0.450%)(a)	5,000	4,999,980
3.01%, 12/23/19	2,000	2,003,065
3.06%, 12/05/19	3,000	3,003,407
3.20%, 01/31/20	3,000	3,008,421
BNP Paribas SA/New York NY, 2.64%, 02/01/21(a)	17,000	16,999,981
Canadian Imperial Bank of Commerce, 2.67%, 05/02/20(a)	2,000	2,003,011
Credit Agricole Corporate and Investment Bank/New York 2.37%, 01/11/21, (3 mo. LIBOR US + 0.270%)(a)	3,000	3,000,342
2.48%, 08/25/20(a)	5,000	5,005,580
2.52%, 07/13/20, (3 mo. LIBOR US + 0.470%)(a)	6,000	6,013,189
2.54%, 05/11/20, (3 mo. LIBOR US + 0.385%)(a)	2,000	2,003,349
2.64%, 09/09/21, (3 mo. LIBOR US + 0.480%)(a)	6,000	6,001,058
2.72%, 09/24/20, (3 mo. LIBOR US + 0.400%)(a)	1,800	1,802,359
Credit Industriel Et Commercial 2.79%, 03/25/20	7,000	6,947,340
2.89%, 11/07/19	7,000	6,997,592
Credit Suisse AG/New York NY 2.15%, 01/30/20, (SOFRRATE + 0.210%)(a)	3,000	3,000,074
2.19%, 05/22/20, (SOFRRATE + 0.370%)(a)	5,000	4,999,207
2.26%, 09/25/20, (SOFRRATE + 0.450%)(a)	7,000	7,010,789
2.70%, 05/01/20	4,000	4,015,095
DNB Bank ASA/New York, 2.28%, 07/19/21,
(3 mo. LIBOR US + 0.220%)(a)	13,000	12,999,974
DZ Bank AG Deutsche Zentral 2.18%, 02/27/20	20,000	19,874,194
4.41%, 02/03/20	8,000	7,960,110
Goldman Sachs Bank USA/New York NY 2.24%, 02/26/21, (SOFRRATE + 0.430%)(a)	4,000	3,998,913
2.73%, 06/29/20, (SOFRRATE + 0.250%)(a)	2,750	2,749,981

Security	Par (000)	Value
Landesbank Baden-Wuerttemberg 2.17%, 01/09/20	$8,000	$8,004,979
2.28%, 02/05/20	20,000	19,883,421
Lloyds Bank Corporate Markets PLC/New York NY 2.37%, 03/13/20(a)	7,000	7,004,962
2.42%, 09/24/20, (3 mo. LIBOR US + 0.500%)(a)	2,800	2,806,135
2.46%, 04/26/21(a)	7,000	7,007,100
2.57%, 07/19/21(a)	4,000	3,999,989
Mizuho Bank Ltd., 2.18%, 03/23/20	8,000	8,006,301
Mizuho Bank Ltd./NY 1.93%, 04/30/20	6,000	5,999,126
2.38%, 04/15/20, (3 mo. LIBOR US + 0.330%)(a)	1,500	1,501,605
2.40%, 01/15/20, (3 mo. LIBOR US + 0.310%)(a)	2,000	2,001,026
Morgan Stanley Bank N.A., 2.32%, 02/19/21(b)	4,400	4,399,998
MUFG Bank Ltd. 1.98%, 10/15/20	6,000	6,002,205
2.02%, 08/26/20	4,000	4,002,389
2.44%, 01/25/21, (3 mo. LIBOR US + 0.500%)(a)	2,000	2,004,363
2.50%, 07/16/21, (3 mo. LIBOR US + 0.500%)(a)	3,000	3,001,488
2.72%, 02/24/20	2,000	2,005,046
2.84%, 02/24/20	3,000	3,008,670
Natixis SA/New York NY 2.12%, 06/05/20, (SOFRRATE + 0.300%)(a)	3,000	3,002,434
2.36%, 07/23/20(a)	4,000	4,003,136
Nordea Bank AB/New York NY 2.30%, 07/10/20, (3 mo. LIBOR US + 0.290%)(a)	4,000	4,005,452
2.45%, 08/10/20, (3 mo. LIBOR US + 0.270%)(a)	1,000	1,001,375
Norinchukin Bank (The), 1.93%, 04/09/20	15,000	15,000,061
Oversea-Chinese Banking Corp. Ltd., 1.87%, 08/04/20	12,000	12,000,000
Skandin Enskilda Banken AG, 1.93%, 10/16/20	6,000	6,003,251
Skandinaviska Enskilda Banken AB/New York NY, 2.24%, 10/02/20, (3 mo. LIBOR US + 0.150%)(a)	5,000	4,999,983
Societe Generale/New York NY 2.23%, 05/14/20, (1 mo. LIBOR US + 0.320%)(a)	4,000	4,002,067
2.80%, 03/13/20	2,000	2,005,759
Standard Chartered Bank, 1.99%, 05/01/20	15,000	15,003,759
Sumitomo Mitsui Banking Corp./New York 2.36%, 07/24/20, (3 mo. LIBOR US + 0.420%)(a)	2,000	2,002,723
2.45%, 07/12/21, (3 mo. LIBOR US + 0.350%)(a)	5,000	5,001,645
2.62%, 06/18/20, (3 mo. LIBOR US + 0.410%)(a)	8,200	8,216,156
2.65%, 09/10/21, (3 mo. LIBOR US + 0.440%)(a)	5,000	4,999,981
2.68%, 02/12/21(a)	13,000	13,014,621
Sumitomo Mitsui Trust Bank Ltd./New York 2.24%, 01/15/20(a)	2,000	2,000,728
2.32%, 05/18/20(a)	6,000	6,003,518
2.33%, 02/25/20(a)	6,000	6,003,114
Svenska Handelsbanken/New York NY 2.24%, 10/02/20, (3 mo. LIBOR US + 0.150%)(a)	10,000	9,999,966
2.37%, 12/19/19, (3 mo. LIBOR US + 0.210%)(a)	3,000	3,000,917
2.49%, 04/01/20, (3 mo. LIBOR US + 0.400%)(a)	3,000	3,004,677
Toronto-Dominion Bank (The), 2.17%, 07/24/20	7,000	7,014,326
Toronto-Dominion Bank/NY 2.13%, 07/16/20, (FEDL01 + 0.310%)(a)	6,000	5,999,984
2.30%, 09/28/20, (3 mo. LIBOR US + 0.190%)(a)	10,000	10,004,416

Total Certificates of Deposit — 19.8% (Cost: $434,480,993)		434,882,080

Commercial Paper
ABN AMRO Funding USA LLC, 2.73%, 12/09/19(c)	4,000	3,992,425

24	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® Ultra Short-Term Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value
AT&T Inc. 1.90%, 12/11/19(c)	$9,000	$8,981,000
2.44%, 12/06/19(c)	11,000	10,976,504
2.82%, 12/02/19(c)	7,000	6,986,734
Atlantic Asset Securitization LLC, 2.14%, 03/24/20(c)	5,000	4,963,508
Barclays Bank PLC, 3.35%, 11/15/19(c)	2,000	1,998,486
Bedford Row Funding Corp., 1.96%, 04/16/20(c)	3,000	2,975,472
Bell Canada Inc. 2.17%, 01/10/20(c)	6,500	6,474,220
2.19%, 01/14/20(c)	10,000	9,958,021
2.19%, 01/17/20(c)	6,000	5,973,766
2.30%, 02/13/20(c)	4,500	4,473,159
2.42%, 11/04/19(c)	8,350	8,348,291
BP Capital Markets PLC, 2.97%, 03/02/20(c)	9,000	8,944,373
CenterPoint Energy Inc., 2.00%, 11/25/19(c)	5,000	4,993,299
COCA-COLA Co., 3.07%, 12/09/19(c)	1,000	998,235
DBS Bank Ltd., 1.96%, 04/20/20(c)	9,600	9,516,935
DNB Bank ASA, 2.18%, 03/05/20,
(1 mo. LIBOR US + 0.190%)(a)	7,500	7,500,076
Electricite de France SA, 2.19%, 01/22/20(c)	9,000	8,956,155
Enbridge Inc. 2.24%, 11/15/19(c)	15,000	14,987,063
2.31%, 12/17/19(c)	8,100	8,078,448
2.34%, 12/18/19(c)	3,000	2,991,832
Hitachi Capital America Corp. 2.15%, 11/20/19(c)	2,000	1,997,737
2.16%, 11/14/19(c)	10,000	9,992,008
HSBC Bank PLC, 2.23%, 10/13/20, (3 mo. LIBOR US + 0.230%)(a)	10,000	9,999,976
Hyundai Capital America 2.23%, 12/06/19(c)	7,000	6,985,790
2.28%, 11/01/19(c)	5,000	4,999,722
ING U.S. Funding LLC, 2.28%, 09/23/20, (3 mo. LIBOR US + 0.170%)(a)	10,000	10,000,014
Keurig Dr. Pepper Inc., 2.24%, 12/06/19(c)	4,000	3,991,456
Lloyds Bank PLC, 2.02%, 02/21/20, (1 mo. LIBOR US + 0.170%)(a)	3,500	3,500,877
Mondelez International Inc., 2.12%, 11/06/19(c)	10,750	10,746,513
National Grid Electricity Transmission PLC 2.01%, 02/07/20(c)	2,000	1,988,340
2.12%, 01/23/20(c)	2,000	1,990,135
2.27%, 12/19/19(c)	8,000	7,976,600
Nationwide Building Society 2.02%, 04/01/20(c)	10,000	9,916,063
2.32%, 01/21/20(c)	17,250	17,182,340
Nissan Motor Acceptance Corp. 2.22%, 01/31/20(c)	6,000	5,965,960
2.26%, 02/28/20(c)	6,250	6,203,750
2.44%, 11/27/19(c)	4,000	3,994,969
Nutrien Ltd. 2.18%, 12/18/19(c)	6,000	5,983,664
2.23%, 11/25/19(c)	18,000	17,974,625
2.24%, 12/17/19(c)	6,000	5,984,036
Oversea-Chinese Banking Corp. Ltd., 1.94%, 10/19/20(c)	8,000	7,853,995
Parker-Hannifin Corp. 2.24%, 01/07/20(c)	3,000	2,989,471
2.26%, 12/05/19(c)	6,000	5,989,692
2.27%, 11/05/19(c)	5,000	4,998,892
2.27%, 11/06/19(c)	8,500	8,497,736
2.27%, 11/25/19(c)	5,300	5,293,802
2.28%, 12/04/19(c)	4,000	3,993,340

Security	Par (000)	Value
Reckitt Benckiser Treasury Services PLC 2.14%, 05/29/20(c)	$3,000	$2,963,479
2.23%, 04/20/20(c)	8,000	7,922,333
2.30%, 01/08/20(c)	15,000	14,946,554
2.50%, 04/30/20(c)	9,000	8,907,089
2.52%, 04/09/20(c)	5,500	5,450,289
2.79%, 02/03/20(c)	2,500	2,487,432
Rogers Communications Inc., 2.24%, 11/05/19(c)	5,000	4,998,580
Royal Bank of Canada, 2.13%, 08/17/20, (SOFRRATE + 0.310%)(a)	12,000	11,994,769
Salisbury Receivables Co. LLC, 2.48%, 04/17/20, (SOFRRATE + 0.480%)(a)	3,000	3,000,000
Santander UK PLC, 2.06%, 02/03/20(c)	4,000	3,980,208
Shell International Finance BV, 1.97%, 06/26/20(c)	6,500	6,417,794
Societe Generale SA 2.23%, 08/20/20, (1 mo. LIBOR US + 0.380%)(a)	10,000	10,008,658
2.38%, 01/09/20(a)	2,000	2,001,267
2.42%, 12/16/19, (1 mo. LIBOR US + 0.530%)(a)(d)	1,000	1,000,652
Sumitomo Mitsui Banking Corp./New York, 2.20%, 12/16/19(c)	9,000	8,978,449
Suncor Energy Inc. 1.99%, 02/03/20(c)	4,885	4,857,671
2.11%, 02/24/20(c)	10,000	9,936,490
2.44%, 11/04/19(c)	4,750	4,748,922
Svenska Handelsbanken AB, 1.94%, 10/16/20(c)	4,000	3,924,223
TELUS Corp. 2.38%, 11/22/19(c)	4,000	3,995,038
2.42%, 11/15/19(c)	12,200	12,189,478
Toronto-Dominion Bank (The), 2.10%, 06/12/20, (1 mo. LIBOR US + 0.180%)(a)	5,000	4,998,823
TransCanada PipeLines Ltd. 2.18%, 01/08/20(c)	5,050	5,029,683
2.23%, 12/06/19(c)	5,000	4,989,850
UBS AG/London 2.21%, 07/10/20 (Call 04/14/20), (3 mo. LIBOR US + 0.200%)(a)	5,000	5,000,326
2.32%, 04/24/20 (Call 01/27/20)(c)	4,000	3,962,786
2.48%, 12/19/19, (3 mo. LIBOR US + 0.320%)(a)	3,000	3,001,027
VW CR Inc. 2.20%, 01/13/20(c)	4,250	4,231,619
2.31%, 11/19/19(c)	5,000	4,994,609
2.32%, 01/06/20(c)	3,231	3,218,390
VW Credit Inc. 2.03%, 12/04/19(c)	3,700	3,692,906
2.50%, 01/14/20(c)	4,000	3,982,458
2.50%, 04/01/20(c)	3,000	2,972,919
Walgreens Boots Alliance Inc. 2.04%, 11/04/19(c)	6,000	5,998,638
2.28%, 03/27/20(c)	8,000	7,930,276
2.43%, 02/03/20(c)	6,000	5,966,433
2.48%, 01/24/20(c)	4,250	4,228,777
Welltower Inc., 2.19%, 11/12/19(c)	5,000	4,996,562
Westpac Banking Corp., 2.43%, 11/01/19, (3 mo. LIBOR US + 0.180%)(a)	2,000	2,000,000

Total Commercial Paper — 24.9% (Cost: $545,762,168)		545,964,962

Corporate Bonds & Notes

Aerospace & Defense — 1.3%
General Dynamics Corp., 2.88%, 05/11/20	2,000	2,010,020

SCHEDULE OF INVESTMENTS	25

Schedule of Investments (continued) October 31, 2019	iShares® Ultra Short-Term Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Aerospace & Defense (continued)
Lockheed Martin Corp., 4.25%, 11/15/19	$2,000	$2,001,381
Raytheon Co., 3.13%, 10/15/20	4,600	4,655,752
United Technologies Corp. 1.90%, 05/04/20	12,494	12,498,476
2.60%, 11/01/19, (3 mo. LIBOR US + 0.350%)(a)	500	500,000
2.82%, 08/16/21 (Call 11/18/19), (3 mo. LIBOR US + 0.650%)(a)	6,000	6,001,158
3.35%, 08/16/21	540	554,162

		28,220,949

Auto Manufacturers — 5.5%
American Honda Finance Corp. 2.00%, 11/13/19	500	499,998
2.20%, 06/27/22	10,100	10,211,099
2.30%, 02/21/20, (3 mo. LIBOR US + 0.150%)(a)	2,000	2,000,878
2.38%, 06/16/20, (3 mo. LIBOR US + 0.260%)(a)	4,000	4,005,486
2.39%, 02/12/21, (3 mo. LIBOR US + 0.210%)(a)	1,000	999,764
2.49%, 06/11/21, (3 mo. LIBOR US + 0.350%)(a)	4,120	4,129,823
BMW U.S. Capital LLC 1.85%, 09/15/21 (Call 08/15/21)(d)	10,000	9,983,132
2.41%, 04/12/21, (3 mo. LIBOR US + 0.410%)(a)(d)	2,000	2,003,100
2.42%, 04/06/20, (3 mo. LIBOR US + 0.380%)(a)(d)	5,000	5,006,022
2.68%, 08/13/21, (3 mo. LIBOR US + 0.500%)(a)(d)	5,000	5,009,409
3.25%, 08/14/20(d)	1,850	1,871,184
Daimler Finance North America LLC 2.30%, 01/06/20(d)	4,000	4,002,120
2.30%, 02/12/21(d)	1,535	1,540,540
2.60%, 02/22/21, (3 mo. LIBOR US + 0.450%)(a)(d)	3,000	3,000,600
3.10%, 05/04/20(d)	9,325	9,373,817
3.40%, 02/22/22(d)	5,000	5,129,689
Harley-Davidson Financial Services Inc. 2.15%, 02/26/20 (Call 01/26/20)(d)	8,000	7,994,469
2.65%, 05/21/20, (3 mo. LIBOR US + 0.500%)(a)(d)	2,000	2,001,192
Hyundai Capital America 2.55%, 04/03/20(d)	3,304	3,309,398
2.85%, 11/01/22(d)	3,440	3,464,819
2.95%, 03/12/21, (3 mo. LIBOR US + 0.820%)(a)(d)	1,000	1,001,250
3.45%, 03/12/21(d)	2,200	2,233,000
Nissan Motor Acceptance Corp.
2.49%, 09/28/20, (3 mo. LIBOR US + 0.390%)(a)(d)	750	750,294
2.58%, 01/13/20, (3 mo. LIBOR US + 0.580%)(a)(d)	1,955	1,956,525
PACCAR Financial Corp. 2.05%, 11/13/20	580	581,607
2.44%, 05/10/21, (3 mo. LIBOR US + 0.260%)(a)	680	680,100
2.59%, 06/17/22, (3 mo. LIBOR US + 0.450%)(a)	10,000	10,012,631
3.10%, 05/10/21	915	933,595
Toyota Motor Credit Corp. 2.20%, 01/10/20	1,500	1,500,870
2.50%, 03/12/20, (3 mo. LIBOR US + 0.370%)(a)	1,500	1,502,077
3.05%, 01/08/21	2,435	2,472,393
Volkswagen Group of America Finance LLC 2.50%, 09/24/21(d)	430	432,891
2.97%, 09/24/21, (3 mo. LIBOR US + 0.860%)(a)(d)	3,870	3,889,839
3.88%, 11/13/20(d)	7,000	7,127,151

		120,610,762

Auto Parts & Equipment — 0.0%
Toyota Industries Corp., 3.11%, 03/12/22 (Call 02/12/22)(d)	1,000	1,021,903

Banks — 27.4%
ABN AMRO Bank NV 2.45%, 06/04/20(d)	5,000	5,012,120

Security	Par (000)	Value

Banks (continued)
2.65%, 01/19/21(d)	$8,955	$9,015,898
2.70%, 08/27/21, (3 mo. LIBOR US + 0.570%)(a)(d)	3,000	3,011,076
3.40%, 08/27/21(d)	2,500	2,558,920
ANZ New Zealand Int’l Ltd./London 2.20%, 07/17/20(d)	1,351	1,353,915
2.75%, 01/22/21(d)	4,000	4,035,760
2.94%, 07/28/21, (3 mo. LIBOR US + 1.010%)(a)(d)	4,000	4,043,686
Australia & New Zealand Banking Group Ltd.
2.50%, 11/09/20, (3 mo. LIBOR US + 0.320%)(a)(d)	1,000	1,001,746
4.88%, 01/12/21(d)	4,000	4,138,991
Australia & New Zealand Banking Group Ltd./New York NY, 2.25%, 11/09/20	4,500	4,520,798
Bank of America Corp. 2.63%, 10/19/20	6,000	6,040,168
5.88%, 01/05/21	3,000	3,137,573
Bank of America N.A.
2.40%, 06/21/21 (Call 06/21/20), (SOFRRATE + 0.550%)(a)	7,000	7,000,379
2.48%, 05/24/21 (Call 04/24/21), (3 mo. LIBOR US + 0.350%)(a)	5,000	5,004,764
Bank of Montreal, 2.73%, 12/12/19, (3 mo. LIBOR US + 0.600%)(a)	510	510,413
Bank of New York Mellon (The), 2.41%, 06/04/21 (Call 06/04/20), (3 mo. LIBOR US + 0.280%)(a)	12,000	12,015,960
Bank of Nova Scotia (The) 2.32%, 01/08/21, (3 mo. LIBOR US + 0.290%)(a)	1,000	1,001,817
2.35%, 10/21/20	6,000	6,028,819
2.41%, 04/20/21, (3 mo. LIBOR US + 0.440%)(a)	2,000	2,006,444
Banque Federative du Credit Mutuel SA 2.20%, 07/20/20(d)	14,385	14,409,381
2.75%, 10/15/20(d)	3,000	3,025,268
BB&T Corp., 2.15%, 02/01/21 (Call 01/01/21)	6,172	6,193,136
BNP Paribas SA, 2.38%, 05/21/20	4,900	4,912,935
BNZ International Funding Ltd./London, 2.90%, 02/21/22(d)	3,700	3,760,708
BPCE SA 2.25%, 01/27/20	7,550	7,548,220
2.65%, 02/03/21	1,200	1,208,506
2.75%, 12/02/21	11,945	12,112,995
3.15%, 07/31/20(d)	3,000	3,027,768
Branch Banking & Trust Co. 2.10%, 01/15/20 (Call 12/15/19)	15,000	15,002,250
2.25%, 06/01/20 (Call 05/01/20)	7,600	7,611,174
Capital One N.A. 2.15%, 09/06/22 (Call 05/06/22)	4,550	4,548,413
2.35%, 01/31/20 (Call 12/31/19)	7,239	7,243,138
2.95%, 07/23/21 (Call 06/23/21)	4,500	4,569,074
Citibank N.A. 2.10%, 06/12/20 (Call 05/12/20)	3,000	3,004,138
2.42%, 03/13/21 (Call 03/13/20), (SOFRRATE + 0.600%)(a)	5,590	5,592,650
2.50%, 07/23/21 (Call 06/23/21), (3 mo. LIBOR US + 0.570%)(a)	2,000	2,007,804
2.53%, 02/12/21 (Call 01/12/21), (3 mo. LIBOR US + 0.350%)(a)	1,000	1,001,485
2.85%, 02/12/21 (Call 01/12/21)	6,300	6,373,274
3.05%, 05/01/20 (Call 04/01/20)	3,000	3,013,376
3.17%, 02/19/22 (Call 02/19/21)(b)	2,000	2,029,856
Citigroup Inc. 2.31%, 11/04/22 (Call 11/04/21)(b)	5,000	5,014,400

26	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® Ultra Short-Term Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
2.68%, 11/04/22 (Call 11/04/21), (SOFRRATE + 0.870%)(a)	$5,000	$5,011,300
Citizens Bank N.A./Providence RI, 2.25%, 03/02/20 (Call 02/03/20)	2,500	2,501,557
Commonwealth Bank of Australia 1.75%, 11/07/19(d)	1,591	1,590,987
2.20%, 11/09/20(d)	4,000	4,013,976
2.58%, 03/10/20, (3 mo. LIBOR US + 0.450%)(a)(d)	1,615	1,617,495
Commonwealth Bank of Australia/New York NY, 2.55%, 03/15/21	11,575	11,695,203
Cooperatieve Rabobank UA, 4.75%, 01/15/20(d)	2,167	2,178,879
Cooperatieve Rabobank UA/NY 2.25%, 01/14/20	8,500	8,505,185
2.37%, 04/26/21, (3 mo. LIBOR US + 0.430%)(a)	1,000	1,003,044
2.50%, 01/19/21	4,080	4,110,869
Credit Agricole Corporate and Investment Bank/New York, 2.60%, 01/14/21, (3 mo. LIBOR US + 0.600%)(a)	2,000	2,007,992
Credit Agricole SA/London, 3.28%, 07/01/21, (3 mo. LIBOR US + 1.180%)(a)(d)	4,000	4,055,407
Credit Suisse AG/New York NY, 4.38%, 08/05/20	5,020	5,115,070
DBS Group Holdings Ltd., 2.85%, 04/16/22(d)	3,267	3,318,003
DNB Bank ASA, 2.38%, 06/02/21(d)	4,450	4,480,740
Fifth Third Bank/Cincinnati OH, 2.19%, 10/30/20 (Call 09/30/20), (3 mo. LIBOR US + 0.250%)(a)	1,000	1,000,890
Goldman Sachs Bank USA/New York NY 2.59%, 05/24/21 (Call 05/24/20), (SOFRRATE + 0.600%)(a)	4,915	4,919,968
3.20%, 06/05/20	445	448,454
Goldman Sachs Group Inc. (The) 2.60%, 04/23/20 (Call 03/23/20)	12,000	12,033,650
2.60%, 12/27/20 (Call 12/27/19)	5,300	5,305,109
HSBC Holdings PLC 2.72%, 05/18/21 (Call 05/18/20), (3 mo. LIBOR US + 0.600%)(a)	7,563	7,571,924
2.78%, 09/11/21 (Call 09/11/20), (3 mo. LIBOR US + 0.650%)(a)	4,000	4,008,911
3.40%, 03/08/21	5,000	5,086,446
HSBC USA Inc. 2.35%, 03/05/20	4,000	4,004,178
2.38%, 11/13/19	1,120	1,120,103
ING Bank NV 2.05%, 08/15/21(d)	5,865	5,878,390
2.45%, 03/16/20(d)	12,000	12,023,111
JPMorgan Chase & Co., 2.25%, 01/23/20 (Call 12/23/19)	8,500	8,503,740
JPMorgan Chase Bank N.A. 2.43%, 02/19/21 (Call 02/19/20), (SOFRRATE + 0.61%)(a)	2,500	2,501,168
2.49%, 02/19/21 (Call 02/19/20), (3 mo. LIBOR US + 0.370%)(a)	5,000	5,003,078
2.60%, 02/01/21 (Call 02/01/20)(b)	3,000	3,004,032
KeyBank N.A./Cleveland OH, 3.30%, 02/01/22	2,115	2,178,656
Lloyds Bank PLC 2.70%, 08/17/20	7,829	7,876,154
3.30%, 05/07/21	3,000	3,054,231
6.38%, 01/21/21	3,500	3,683,710
Macquarie Bank Ltd., 2.40%, 01/21/20(d)	3,850	3,853,196
Mitsubishi UFJ Trust & Banking Corp., 2.65%, 10/19/20(d)	3,500	3,525,938
Mizuho Bank Ltd. 2.40%, 03/26/20(d)	3,000	3,005,173
2.70%, 10/20/20(d)	3,700	3,729,606

Security	Par (000)	Value

Banks (continued)
Morgan Stanley 2.50%, 04/21/21	$3,000	$3,021,820
2.65%, 01/27/20	5,000	5,008,350
2.73%, 02/10/21 (Call 02/10/20), (3 mo. LIBOR US + 0.550%)(a)	7,000	7,006,337
2.75%, 06/10/22 (Call 06/10/21), (SOFRRATE + 0.830%)(a)	5,000	5,011,197
2.80%, 06/16/20	5,000	5,024,361
3.37%, 04/21/21, (3 mo. LIBOR US + 1.400%)(a)	2,000	2,032,120
MUFG Bank Ltd., 2.85%, 09/08/21(d)	1,400	1,423,345
MUFG Union Bank N.A., 3.15%, 04/01/22 (Call 03/01/22)	4,000	4,111,492
National Australia Bank Ltd. 2.35%, 01/12/21, (3 mo. LIBOR US + 0.350%)(a)(d)	2,000	2,004,710
2.60%, 01/10/20, (3 mo. LIBOR US + 0.590%)(a)(d)	1,200	1,201,357
National Australia Bank Ltd./New York 1.88%, 07/12/21	5,000	4,999,978
2.13%, 05/22/20	5,000	5,006,686
2.50%, 01/12/21	1,000	1,006,230
2.63%, 07/23/20	3,000	3,017,127
3.70%, 11/04/21	3,035	3,135,913
National Bank of Canada, 2.20%, 11/02/20 (Call 10/02/20)	2,000	2,006,481
Nordea Bank Abp 2.13%, 05/29/20(d)	4,450	4,454,833
2.25%, 05/27/21(d)	4,000	4,021,620
2.50%, 09/17/20(d)	4,000	4,023,464
2.59%, 05/29/20, (3 mo. LIBOR US + 0.470%)(a)(d)	2,000	2,004,632
Royal Bank of Canada, 2.25%, 07/22/20, (3 mo. LIBOR US + 0.300%)(a)	2,000	2,004,589
Santander UK PLC 2.13%, 11/03/20	13,024	13,047,119
2.38%, 03/16/20	2,000	2,002,495
2.59%, 11/03/20, (3 mo. LIBOR US + 0.300%)(a)	500	500,045
Skandinaviska Enskilda Banken AB 2.30%, 03/11/20	4,640	4,644,309
2.45%, 05/27/20(d)	3,000	3,007,212
2.55%, 05/17/21, (3 mo. LIBOR US + 0.430%)(a)(d)	4,000	4,011,040
2.86%, 12/01/20, (3 mo. LIBOR US + 0.720%)(a)(d)	5,000	5,028,150
3.05%, 03/25/22(d)	3,000	3,062,826
Societe Generale SA 2.50%, 04/08/21(d)	5,460	5,488,010
2.63%, 09/16/20(d)	2,000	2,012,890
5.20%, 04/15/21(d)	3,571	3,729,203
Sumitomo Mitsui Banking Corp. 2.35%, 01/17/20, (3 mo. LIBOR US + 0.350%)(a)	1,000	1,000,933
2.51%, 01/17/20	2,498	2,500,745
Sumitomo Mitsui Banking Corp./New York, 2.41%, 04/06/21, (3 mo. LIBOR US + 0.355%)(a)	5,000	5,003,127
Suncorp-Metway Ltd. 2.35%, 04/27/20(d)	2,000	2,000,832
2.38%, 11/09/20(d)	1,250	1,256,114
2.47%, 10/19/20, (3 mo. LIBOR US + 0.500%)(a)(d)	7,000	6,999,981
Svenska Handelsbanken AB 2.40%, 10/01/20	3,000	3,017,808
2.46%, 09/08/20, (3 mo. LIBOR US + 0.360%)(a)	745	746,527
Toronto-Dominion Bank (The), 3.00%, 06/11/20	1,000	1,006,943
UBS AG/London 2.20%, 06/08/20 (Call 05/08/20)(d)	2,300	2,302,698
2.45%, 12/01/20 (Call 11/01/20)(d)	14,200	14,256,516
UBS AG/Stamford CT 2.35%, 03/26/20	2,500	2,504,500

SCHEDULE OF INVESTMENTS	27

Schedule of Investments (continued) October 31, 2019	iShares® Ultra Short-Term Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
4.88%, 08/04/20	$1,000	$1,022,604
United Overseas Bank Ltd., 2.41%, 04/23/21, (3 mo. LIBOR US + 0.480%)(a)(d)	2,000	2,002,513
Wells Fargo & Co. 2.60%, 07/22/20	1,000	1,005,028
3.47%, 03/04/21, (3 mo. LIBOR US + 1.340%)(a)	5,000	5,069,100
Series N, 2.15%, 01/30/20	3,462	3,464,178
Wells Fargo Bank N.A. 2.31%, 01/15/21, (3 mo. LIBOR US + 0.310%)(a)	2,000	2,004,764
2.43%, 07/23/21 (Call 07/23/20), (3 mo. LIBOR US + 0.500%)(a)	5,000	5,007,861
2.46%, 10/22/21 (Call 09/21/21), (3 mo. LIBOR US + 0.510%)(a)	2,000	2,007,318
2.53%, 05/21/21 (Call 05/21/20), (3 mo. LIBOR US + 0.380%)(a)	5,000	5,002,971
2.80%, 09/09/22 (Call 09/09/21), (3 mo. LIBOR US + 0.660%)(a)	15,000	15,054,284
3.33%, 07/23/21 (Call 07/23/20)(b)	2,000	2,018,166
Westpac Banking Corp. 2.54%, 03/06/20, (3 mo. LIBOR US + 0.430%)(a)	3,000	3,004,229
2.60%, 11/23/20	9,001	9,072,883
3.05%, 05/15/20	5,000	5,031,523

		600,598,806

Biotechnology — 0.8%
Gilead Sciences Inc., 2.55%, 09/01/20	18,000	18,098,867

Chemicals — 0.1%
Air Liquide Finance SA, 1.75%, 09/27/21 (Call 08/27/21)(d)	3,000	2,988,334

Computers — 0.7%
Apple Inc., 1.80%, 11/13/19	1,500	1,500,036
International Business Machines Corp., 2.58%, 05/13/21, (3 mo. LIBOR US + 0.400%)(a)	14,000	14,064,302

		15,564,338

Diversified Financial Services — 0.5%
American Express Co., 2.20%, 10/30/20 (Call 09/29/20)	5,661	5,677,388
American Express Credit Corp. 2.57%, 03/03/20 (Call 02/03/20), (3 mo. LIBOR US + 0.430%)(a)	3,000	3,003,503
2.86%, 05/26/20 (Call 04/25/20), (3 mo. LIBOR US + 0.730%)(a)	2,906	2,915,618

		11,596,509

Electric — 1.3%
Electricite de France SA, 2.35%, 10/13/20 (Call 09/13/20)(d).	12,100	12,142,364
NextEra Energy Capital Holdings Inc. 2.40%, 09/01/21	5,925	5,970,224
2.55%, 09/28/20, (3 mo. LIBOR US + 0.450%)(a)	6,500	6,507,774
2.90%, 04/01/22	2,260	2,306,950
Series H, 3.34%, 09/01/20	1,795	1,814,014

		28,741,326

Health Care - Services — 0.2%
UnitedHealth Group Inc., 1.95%, 10/15/20	5,000	5,008,602

Household Products & Wares — 0.4%
Church & Dwight Co. Inc., 2.45%, 12/15/19 (Call 11/15/19)	9,500	9,500,264

Insurance — 0.2%
Jackson National Life Global Funding, 2.30%, 10/15/20, (3 mo. LIBOR US + 0.300%)(a)(d)	5,000	5,007,387

Security	Par (000)	Value

Internet — 1.0%
Alibaba Group Holding Ltd., 2.50%, 11/28/19	$1,750	$1,750,000
Tencent Holdings Ltd., 2.88%, 02/11/20(d)	19,355	19,375,565

		21,125,565

Machinery — 1.3%
Caterpillar Financial Services Corp. 2.35%, 03/15/21, (3 mo. LIBOR US + 0.230%)(a)	1,000	1,000,844
2.38%, 08/26/20, (3 mo. LIBOR US + 0.250%)(a)	9,000	9,013,199
2.41%, 03/08/21, (3 mo. LIBOR US + 0.300%)(a)	7,000	7,005,881
2.90%, 03/15/21	1,500	1,519,607
Series I, 2.65%, 05/17/21	3,810	3,856,315
John Deere Capital Corp. 2.18%, 10/09/20, (3 mo. LIBOR US + 0.170%)(a)	3,000	3,002,759
2.37%, 03/12/21, (3 mo. LIBOR US + 0.240%)(a)	1,000	1,000,904
2.43%, 07/10/20, (3 mo. LIBOR US + 0.420%)(a)	3,000	3,007,129

		29,406,638

Manufacturing — 0.3%
3M Co., 3.00%, 09/14/21 (Call 08/14/21)	1,075	1,096,610
Siemens Financieringsmaatschappij NV 2.15%, 05/27/20(d)	3,000	3,006,420
2.46%, 03/16/20, (3 mo. LIBOR US + 0.340%)(a)(d)	3,000	3,004,859

		7,107,889

Media — 0.6%
Comcast Corp. 2.43%, 10/01/20, (3 mo. LIBOR US + 0.330%)(a)	2,000	2,005,020
3.30%, 10/01/20	1,610	1,631,611
NBCUniversal Enterprise Inc., 2.50%, 04/01/21, (3 mo. LIBOR US + 0.400%)(a)(d)	5,000	5,016,800
Walt Disney Co. (The), 2.36%, 09/01/21, (3 mo. LIBOR US + 0.250%)(a)	4,320	4,332,010

		12,985,441

Oil & Gas — 0.5%
BP Capital Markets PLC, 2.38%, 11/24/20, (3 mo. LIBOR US + 0.250%)(a)	10,000	10,018,403

Pharmaceuticals — 0.1%
Pfizer Inc., 3.00%, 09/15/21	1,670	1,709,453

Pipelines — 0.6%
Enbridge Inc., 2.41%, 01/10/20, (3 mo. LIBOR US + 0.400%)(a)	2,875	2,876,552
Enterprise Products Operating LLC, 2.85%, 04/15/21 (Call 03/15/21)	5,716	5,786,796
TransCanada PipeLines Ltd. 2.43%, 11/15/19, (3 mo. LIBOR US + 0.275%)(a)	1,500	1,500,080
3.80%, 10/01/20	1,886	1,916,940

		12,080,368

Retail — 0.7%
Walgreens Boots Alliance Inc., 2.70%, 11/18/19	15,348	15,351,259

Semiconductors — 0.9%
Lam Research Corp. 2.75%, 03/15/20 (Call 02/15/20)	9,000	9,017,732
2.80%, 06/15/21 (Call 05/15/21)	9,905	10,047,506

		19,065,238

Telecommunications — 1.3%
BellSouth LLC, 4.27%, 04/26/21 (Call 04/26/20)(d)	5,000	5,004,600
Verizon Communications Inc., 2.70%, 05/22/20, (3 mo. LIBOR US + 0.550%)(a)	23,000	23,063,384

		28,067,984

28	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® Ultra Short-Term Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Transportation — 0.7%
Ryder System Inc. 2.25%, 09/01/21 (Call 08/01/21)	$4,186	$4,197,831
2.50%, 05/11/20 (Call 04/11/20)	5,500	5,511,307
2.88%, 06/01/22 (Call 05/01/22)	4,899	4,987,250

		14,696,388

Total Corporate Bonds & Notes — 46.4% (Cost: $1,014,251,201)		1,018,572,673

Repurchase Agreements
Bank of America Securities Inc., 2.20%, 11/01/19 (Purchased on 10/31/19 to be repurchased at $17,001,039, collateralized by non-agency mortgage-backed security, 3.17% to 8.02%, due 07/25/24 to 04/25/30, par and fair value of $22,272,095 and $20,400,000, respectively)(a)(e)	17,000	17,000,000
Bank of America Securities Inc., 2.50%, 11/01/19 (Purchased on 10/31/19 to be repurchased at $7,000,486, collateralized by non-agency mortgage-backed security, 6.50%, due 07/27/37, par and fair value of $23,172,791 and $8,050,000, respectively)(a)(e)	7,000	7,000,000
Barclays Bank PLC, 2.13%, 11/01/19 (Purchased on 10/31/19 to be repurchased at $10,000,592, collateralized by non-agency mortgage-backed security, 0.00%, due 12/25/79, par and fair value of $11,500,001 and $11,500,001, respectively)(a)(e)	10,000	10,000,000
Barclays Bank PLC, 2.22%, 11/01/19 (Purchased on 10/31/19 to be repurchased at $10,000,617, collateralized by non-agency mortgage-backed security, 0.00%, due 12/25/79, par and fair value of $11,500,001 and $11,500,001, respectively) (a)(e)	10,000	10,000,000
Barclays Bank PLC, 2.30%, 11/01/19 (Purchased on 10/31/19 to be repurchased at $6,000,383, collateralized by non-agency mortgage-backed security, 2.07% to 11.49%, due 07/16/31 to 06/15/37, par and fair value of $11,168,998 and $6,900,000, respectively)(a)(e)	6,000	6,000,000
Barclays Bank PLC, 2.40%, 11/01/19 (Purchased on 10/31/19 to be repurchased at $16,001,067, collateralized by non-agency mortgage-backed security, 0.00%, due 12/25/79, par and fair value of $20,335,447 and $18,400,001, respectively)(a)(e)	16,000	16,000,000
Citigroup Global Markets Inc., 2.21%, 11/01/19 (Purchased on 10/31/19 to be repurchased at $8,000,492, collateralized by non-agency mortgage-backed security, 1.30% to 4.75%, due 11/12/32 to 10/28/64, par and fair value of $11,347,066 and $9,197,534, respectively)(a)(e)	8,000	8,000,000
Citigroup Global Markets Inc., 2.28%, 11/01/19 (Purchased on 10/31/19 to be repurchased at $12,000,759, collateralized by non-agency mortgage-backed security, 0.00% to 4.75%, due 11/12/32 to 10/28/64, par and fair value of $25,397,599 and $12,995,284, respectively)(a)(e)	12,000	12,000,000
Credit Suisse Securities (USA) LLC, 2.23%, 11/01/19 (Purchased on 10/31/19 to be repurchased at $5,000,310, collateralized by non-agency mortgage-backed security, 5.02%, due 08/01/57, par and fair value of $11,254,902 and $5,750,000, respectively)(a)(e)	5,000	5,000,000

Security	Par (000)	Value
Credit Suisse Securities (USA) LLC, 2.36%, 11/01/19 (Purchased on 10/31/19 to be repurchased at $15,000,985, collateralized by non-agency mortgage-backed security, 4.63% to 6.75%, due 02/01/24 to 12/08/46, par and fair value of $14,487,721 and $15,768,499, respectively)(a)(e)	$15,000	$15,000,000
JP Morgan Securities, 2.10%, 11/01/19 (Purchased on 10/31/19 to be repurchased at $15,000,875, collateralized by non-agency mortgage-backed security, 3.08% to 8.13%, due 02/15/21 to 12/31/49, par and fair value of $15,845,972 and $16,276,600, respectively)(a)(e)	15,000	15,000,000
JP Morgan Securities, 2.30%, 11/01/19 (Purchased on 10/31/19 to be repurchased at $7,000,448, collateralized by non-agency mortgage-backed security, 0.00%, due 03/22/32, par and fair value of $7,490,001 and $7,490,001, respectively)(a)(e)	7,000	7,000,000
JP Morgan Securities, 2.46%, 11/01/19 (Purchased on 10/31/19 to be repurchased at $7,000,478, collateralized by non-agency mortgage-backed security, 4.75% to 10.00%, due 05/15/22 to 12/31/49, par and fair value of $9,859,128 and $7,902,619, respectively)(a)(e)	7,000	7,000,000
Mizuho Securities USA Inc., 2.34%, 11/01/19 (Purchased on 10/31/19 to be repurchased at $6,000,389, collateralized by non-agency mortgage-backed security, 3.53%, due 05/01/24, par and fair value of $6,900,001 and $6,879,828, respectively)(a)(e)	6,000	6,000,000
Wells Fargo Securities, 2.30%, 11/01/19 (Purchased on 10/31/19 to be repurchased at $15,000,958, collateralized by non-agency mortgage-backed security, 0.00%, due 12/03/19, par and fair value of $15,829,146 and $15,750,000, respectively)(a)(e)	15,000	15,000,000
Wells Fargo Securities, 2.35%, 11/01/19 (Purchased on 10/31/19 to be repurchased at $7,000,457, collateralized by non-agency mortgage-backed security, 0.00%, due 12/03/19, par and fair value of $7,386,935 and $7,350,000, respectively)(a)(e)	7,000	7,000,000

Total Repurchase Agreements — 7.4% (Cost: $163,000,000)		163,000,000

Total Investments in Securities — 100.5% (Cost: $2,202,273,105)		2,207,310,452

Other Assets, Less Liabilities — (0.5)%		(11,919,304)

Net Assets — 100.0%		$2,195,391,148

(a)	Variable or floating rate security. Rate shown is the rate in effect as of period-end.
(b)	Security is issued at a fixed coupon rate, which converts to a variable rate at a specified date.
(c)	Rates are discount rates or a range of discount rates at the time of purchase.
(d)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Maturity date represents next reset date.

SCHEDULE OF INVESTMENTS	29

Schedule of Investments (continued) October 31, 2019	iShares® Ultra Short-Term Bond ETF

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

	Shares Held at 10/31/18	Net Activity	Shares Held at 10/31/19	Value at		Net Realized		Change in Unrealized Appreciation
Affiliated Issuer	(000)	(000)	(000)	10/31/19	Income	Gain (Loss)	(a)	(Depreciation)
BlackRock Cash Funds: Treasury, SL Agency Shares	2,193	(2,193)	—	$—	$47,532	$—		$—

(a)	Includes realized capital gain distributions from an affiliated fund, if any.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Asset-Backed Securities	$—	$44,890,737	$—	$44,890,737
Certificates of Deposit	—	434,882,080	—	434,882,080
Commercial Paper	—	545,964,962	—	545,964,962
Corporate Bonds & Notes	—	1,018,572,673	—	1,018,572,673
Repurchase Agreements	—	163,000,000	—	163,000,000

	$—	$2,207,310,452	$—	$2,207,310,452

See notes to financial statements.

30	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

October 31, 2019

	iShares Short Maturity Bond ETF	iShares Short Maturity Municipal Bond ETF	iShares Ultra Short-Term Bond ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$6,004,813,625	$208,885,203	$2,044,310,452
Affiliated(c)	140,517,739	60,272	—
Repurchase agreements, at value — Unaffiliated(d)	30,000,000	—	163,000,000
Cash	4,452	825	373,859
Foreign currency, at value(e)	407,638	—	—
Receivables:
Investments sold	85,995,733	—	—
Securities lending income — Affiliated	11,791	—	—
Capital shares sold	—	—	15,127,757
Dividends	997,504	7,390	1,575,420
Interest	26,437,348	1,623,533	6,130,185

Total assets	6,289,185,830	210,577,223	2,230,517,673

LIABILITIES
Collateral on securities loaned, at value	25,559,035	—	—
Payables:
Investments purchased	2,019,859	—	34,980,595
Investment advisory fees	1,348,251	44,747	145,930

Total liabilities	28,927,145	44,747	35,126,525

NET ASSETS	$6,260,258,685	$210,532,476	$2,195,391,148

NET ASSETS CONSIST OF:
Paid-in capital	$6,229,995,048	$209,872,154	$2,186,522,098
Accumulated earnings	30,263,637	660,322	8,869,050

NET ASSETS	$6,260,258,685	$210,532,476	$2,195,391,148

Shares outstanding	124,300,000	4,200,000	43,550,000

Net asset value	$50.36	$50.13	$50.41

Shares authorized	Unlimited	Unlimited	Unlimited

Par value	None	None	None

(a) Securities loaned, at value	$24,808,812	$—	$—
(b) Investments, at cost — Unaffiliated	$5,988,221,907	$208,374,565	$2,039,273,105
(c) Investments, at cost — Affiliated	$140,505,328	$60,272	$—
(d) Repurchase agreements, at cost — Unaffiliated	$30,000,000	$—	$163,000,000
(e) Foreign currency, at cost	$409,753	$—	$—

See notes to financial statements.

FINANCIAL STATEMENTS	31

Statements of Operations

Year Ended October 31, 2019

	iShares Short Maturity Bond ETF	iShares Short Maturity Municipal Bond ETF	iShares Ultra Short-Term Bond ETF

INVESTMENT INCOME
Dividends — Affiliated	$5,647,286	$18,755	$47,532
Interest — Unaffiliated	177,897,335	3,280,687	37,944,108
Securities lending income — Affiliated — net	289,373	—	—
Other income — Unaffiliated	32,000	—	—

Total investment income	183,865,994	3,299,442	37,991,640

EXPENSES
Investment advisory fees	15,445,292	439,207	1,078,536

Total expenses	15,445,292	439,207	1,078,536

Net investment income	168,420,702	2,860,235	36,913,104

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	7,260,490	(33,334)	44,667
Investments — Affiliated	23,972	—	—
Forward foreign currency exchange contracts	(6,568,126)	—	—
Foreign currency transactions	118,278	—	—

Net realized gain (loss)	834,614	(33,334)	44,667

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	27,053,938	777,657	5,425,140
Investments — Affiliated	8,065	—	—
Foreign currency translations	(2,924)	—	—

Net change in unrealized appreciation (depreciation)	27,059,079	777,657	5,425,140

Net realized and unrealized gain	27,893,693	744,323	5,469,807

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$196,314,395	$3,604,558	$42,382,911

See notes to financial statements.

32	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	iShares Short Maturity Bond ETF		iShares Short Maturity Municipal Bond ETF
	Year Ended 10/31/19	Year Ended 10/31/18	Year Ended 10/31/19	Year Ended 10/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$168,420,702	$81,567,141	$2,860,235	$953,580
Net realized gain (loss)	834,614	(1,136,651)	(33,334)	(53,123)
Net change in unrealized appreciation (depreciation)	27,059,079	(14,317,397)	777,657	(224,736)

Net increase in net assets resulting from operations	196,314,395	66,113,093	3,604,558	675,721

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(164,081,359)	(74,611,511)	(2,725,134)	(856,151)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	1,246,207,753	2,080,578,493	82,541,776	74,785,143

NET ASSETS
Total increase in net assets	1,278,440,789	2,072,080,075	83,421,200	74,604,713
Beginning of year	4,981,817,896	2,909,737,821	127,111,276	52,506,563

End of year	$6,260,258,685	$4,981,817,896	$210,532,476	$127,111,276

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	33

Statements of Changes in Net Assets  (continued)

	iShares Ultra Short-Term Bond ETF
	Year Ended 10/31/19	Year Ended 10/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$36,913,104	$7,171,945
Net realized gain (loss)	44,667	(2,431)
Net change in unrealized appreciation (depreciation)	5,425,140	(491,071)

Net increase in net assets resulting from operations	42,382,911	6,678,443

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(34,253,107)	(6,139,081)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	1,585,467,333	413,322,400

NET ASSETS
Total increase in net assets	1,593,597,137	413,861,762
Beginning of year	601,794,011	187,932,249

End of year	$2,195,391,148	$601,794,011

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

34	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	iShares Short Maturity Bond ETF
	Year Ended 10/31/19		Year Ended 10/31/18	Year Ended 10/31/17	Year Ended 10/31/16	Year Ended 10/31/15

Net asset value, beginning of year	$50.12		$50.25	$50.17	$50.04	$50.15

Net investment income(a)	1.37		1.11	0.74	0.50	0.44
Net realized and unrealized gain (loss)(b)	0.21		(0.23)	0.04	0.14	(0.13)

Net increase from investment operations	1.58		0.88	0.78	0.64	0.31

Distributions(c)
From net investment income	(1.34)		(1.01)	(0.70)	(0.51)	(0.42)

Total distributions	(1.34)		(1.01)	(0.70)	(0.51)	(0.42)

Net asset value, end of year	$50.36		$50.12	$50.25	$50.17	$50.04

Total Return
Based on net asset value	3.19%		1.78%	1.57%	1.28%	0.62%

Ratios to Average Net Assets
Total expenses	0.25%		0.25%	0.25%	0.25%	0.25%

Net investment income	2.73%		2.21%	1.47%	1.01%	0.87%

Supplemental Data
Net assets, end of year (000)	$6,260,259		$4,981,818	$2,909,738	$2,021,893	$1,781,306

Portfolio turnover rate(d)	58	%(e)	48%	56%	79%	23%

(a)	Based on average shares outstanding.

(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d)	Portfolio turnover rate excludes in-kind transactions.

(e)	Portfolio turnover rate includes to-be-announced (TBA) transactions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	35

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Short Maturity Municipal Bond ETF
	Year Ended 10/31/19	Year Ended 10/31/18	Year Ended 10/31/17	Year Ended 10/31/16	Period From 03/03/15 to 10/31/15	(a)

Net asset value, beginning of period	$49.85	$50.01	$50.02	$50.07	$50.00

Net investment income(b)	0.81	0.68	0.49	0.39	0.20
Net realized and unrealized gain (loss)(c)	0.26	(0.21)	(0.03)	(0.04)	0.04

Net increase from investment operations	1.07	0.47	0.46	0.35	0.24

Distributions(d)
From net investment income	(0.79)	(0.63)	(0.47)	(0.40)	(0.17)

Total distributions	(0.79)	(0.63)	(0.47)	(0.40)	(0.17)

Net asset value, end of period	$50.13	$49.85	$50.01	$50.02	$50.07

Total Return
Based on net asset value	2.16%	0.95%	0.93%	0.69%	0.48	%(e)

Ratios to Average Net Assets
Total expenses	0.25%	0.25%	0.25%	0.25%	0.25	%(f)

Total expenses after fees waived	0.25%	0.25%	0.25%	0.25%	0.25	%(f)

Net investment income	1.63%	1.35%	0.99%	0.79%	0.59	%(f)

Supplemental Data
Net assets, end of period (000)	$210,532	$127,111	$52,507	$35,012	$35,049

Portfolio turnover rate(g)	170%	221%	163%	100%	184	%(e)

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(e)	Not annualized.

(f)	Annualized.

(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

36	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Ultra Short-Term Bond ETF
	Year Ended 10/31/19	Year Ended 10/31/18	Year Ended 10/31/17	Year Ended 10/31/16	Year Ended 10/31/15

Net asset value, beginning of year	$50.15	$50.12	$50.04	$49.97	$50.08

Net investment income(a)	1.38	1.16	0.71	0.47	0.24
Net realized and unrealized gain (loss)(b)	0.23	(0.16)	0.02	(0.02)	(0.07)

Net increase from investment operations	1.61	1.00	0.73	0.45	0.17

Distributions(c)
From net investment income	(1.35)	(0.97)	(0.65)	(0.38)	(0.24)
From net realized gain	—	—	—	—	(0.04)

Total distributions	(1.35)	(0.97)	(0.65)	(0.38)	(0.28)

Net asset value, end of year	$50.41	$50.15	$50.12	$50.04	$49.97

Total Return
Based on net asset value	3.25%	2.02%	1.47%	0.90%	0.32%

Ratios to Average Net Assets
Total expenses	0.08%	0.08%	0.09%	0.18%	0.18%

Net investment income	2.74%	2.33%	1.43%	0.93%	0.47%

Supplemental Data
Net assets, end of year (000)	$2,195,391	$601,794	$187,932	$25,018	$12,493

Portfolio turnover rate(d)	16%	32%	11%	139%	41%

(a)	Based on average shares outstanding.

(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	37

Notes to Financial Statements

1.	ORGANIZATION

iShares U.S. ETF Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Short Maturity Bond	Diversified	(a)
Short Maturity Municipal Bond	Diversified
Ultra Short-Term Bond	Diversified

(a)	The Fund’s classification changed from non-diversified to diversified during the reporting period.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Investment Transactions and Income Recognition: Investment transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Interest income, including amortization and accretion of premiums and discounts on debt securities, and payment-in-kind interest income, if any, are recognized daily on the accrual basis. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source.

Foreign CurrencyTranslation: The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in non-U.S. currencies are translated to U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments. Such fluctuations are reflected by the Funds as a component of net realized and unrealized gain (loss) from investments for financial reporting purposes. Each Fund reports realized currency gain (loss) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its statement of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of October 31, 2019, if any, are disclosed in the statement of assets and liabilities.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization on Purchase Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management continues to evaluate the impact of this guidance to the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

38	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A fund determines the fair value of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Fixed-income investments are valued using the last available bid price or current market quotations provided by independent dealers or prices (including evaluated prices) supplied by approved independent third-party pricing services. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, perceived market movements, news, and other relevant information and by other methods, which may include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; general market conditions; and/or other factors and assumptions.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•

Forward foreign currency exchange contracts are valued based on that day’s prevailing forward exchange rate for the underlying currencies. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•	Repurchase agreements are valued at amortized cost, which approximates market value.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of an investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and the cost approach. Valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

TBA Commitments: A fund may purchase mortgage pass-through securities on a when-issued or to-be-announced (“TBA”) basis, with payment and delivery scheduled for a future date. The underlying mortgage pools to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. A fund could be exposed to possible risk if there are adverse market actions, expenses or delays in connection with the TBA transactions, or if the counterparty fails to complete the transaction.

TBA Roll Transactions: A fund may enter into a TBA agreement, sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities (a “TBA roll”). TBA rolls are treated as purchase and sale transactions in which the fund realizes gains and losses. A fund’s use of TBA rolls may cause the fund to experience higher portfolio turnover and higher transactions costs. TBA rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon purchase price of those securities.

Repurchase Agreements: Repurchase agreements are commitments to purchase a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counterparty is required to maintain collateral subject to the agreement and in value no less than the agreed upon

NOTES TO FINANCIAL STATEMENTS	39

Notes to Financial Statements  (continued)

repurchase amount. Pursuant to the custodial undertaking associated with a tri-party repurchase arrangement, an unaffiliated third party custodian maintains accounts to hold collateral for a fund and its counterparties. Typically, a fund and counterparty are not permitted to sell, re-pledge or use the collateral absent a default by the counterparty or the fund. In the event the counterparty defaults and the fair value of the collateral declines, a fund could experience losses, delays and costs in liquidating the collateral.

Repurchase agreements are entered into by a fund under Master Repurchase Agreements (each, an “MRA”). The MRA permits the fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables with collateral held by and/or posted to the counterparty. As a result, one single net payment is created. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Based on the terms of the MRA, the fund receives securities as collateral with a market value in excess of the repurchase price at maturity. Upon a bankruptcy or insolvency of the MRA counterparty, the fund would recognize a liability with respect to such excess collateral. The liability reflects the fund’s obligation under bankruptcy law to return the excess to the counterparty.

The following table summarizes the open repurchase agreements as of October 31, 2019 which are subject to offset under an MRA:

	Market Value of Repurchase	Cash Collateral	Non-Cash Collateral
iShares ETF and Counterparty	Agreements	Received	Received	(a)	Net Amount
Short Maturity Bond
Mizuho Securities USA Inc.	$30,000,000	$—	$30,000,000		$—

Ultra Short-Term Bond
Bank of America Securities Inc.	$24,000,000	$—	$24,000,000		$—
Barclays Bank PLC	42,000,000	—	42,000,000		—
Citigroup Global Markets Inc	20,000,000	—	20,000,000		—
Credit Suisse Securities (USA) LLC	20,000,000	—	20,000,000		—
JP Morgan Securities LLC	29,000,000	—	29,000,000		—
Mizuho Securities USA Inc.	6,000,000	—	6,000,000		—
Wells Fargo Securities LLC	22,000,000	—	22,000,000		—

	$163,000,000	$—	$163,000,000		$—

(a)

Collateral received in excess of the market value of repurchase agreements is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of October 31, 2019, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates and is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund, if any, are also disclosed in its schedule of investments. The market value of any securities on loan as of October 31, 2019 and the value of the related cash collateral are disclosed in the statements of assets and liabilities.

Securities lending transactions are entered into by a fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the fund can reinvest cash collateral received in connection with loaned securities.

40	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

The following table is a summary of the securities lending agreements by counterparty which are subject to offset under an MSLA as of October 31, 2019:

	Market Value of	Cash Collateral		Non-Cash Collateral
iShares ETF and Counterparty	Securities on Loan	Received	(a)	Received	Net Amount
Short Maturity Bond
BofA Securities, Inc.	$700,978	$700,978		$—	$—
Citigroup Global Markets Inc.	1,695,653	1,695,653		—	—
Goldman Sachs & Co.	1,173,666	1,173,666		—	—
JPMorgan Securities LLC	11,676,886	11,676,886		—	—
Morgan Stanley & Co. LLC	4,433,629	4,433,629		—	—
MUFG Securities Americas Inc.	5,092,920	5,092,920		—	—
Wells Fargo Securities LLC	35,080	35,080		—	—

	$24,808,812	$24,808,812		$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Forward Foreign Currency Exchange Contracts: The iShares Short Maturity Bond ETF uses forward foreign currency exchange contracts to hedge the currency exposure of non-U.S. dollar-denominated securities held in its portfolio. A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency against another currency at an agreed upon price and quantity. The contracts are traded over-the-counter (“OTC”) and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation or depreciation in the statement of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the statement of operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts (“NDFs”) are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a contract changes unfavorably due to movements in the value of the referenced foreign currencies. A fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the fund.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each Funds, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
Short Maturity Bond	0.25%
Short Maturity Municipal Bond	0.25
Ultra Short-Term Bond	0.08

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, or its affiliates, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

NOTES TO FINANCIAL STATEMENTS	41

Notes to Financial Statements  (continued)

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2019, each Fund retained 80% of securities lending income (which excludes collateral investment fees) and the amount retained was not less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in a calendar year exceeded a specified threshold, each Fund, pursuant to the securities lending agreement, retained for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in its statement of operations. For the year ended October 31, 2019, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC
Short Maturity Bond	$104,376

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended October 31, 2019, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales
Short Maturity Municipal Bond	$11,706,049	$48,470,066

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends — affiliated in the statement of operations.

7.	PURCHASES AND SALES

For the year ended October 31, 2019, purchases and sales of investments, excluding in-kind transactions and short-term investments, were as follows:

	U.S. Government Securities		Other Securities
iShares ETF	Purchases	Sales	Purchases	Sales
Short Maturity Bond	$809,767,752	$822,662,167	$3,247,659,108	$2,133,343,875
Short Maturity Municipal Bond	—	—	343,607,598	262,236,780
Ultra Short-Term Bond	—	—	769,982,824	85,148,146

There were no in-kind transactions for the year ended October 31, 2019.

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

Management has analyzed tax laws and regulations and their application to the Funds as of October 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

42	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of October 31, 2019, the following permanent differences attributable to the use of equalization, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings
Short Maturity Bond	$119,817	$(119,817)
Ultra Short-Term Bond	21,271	(21,271)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 10/31/19	Year Ended 10/31/18
Short Maturity Bond
Ordinary income	$164,081,359	$74,611,511

Short Maturity Municipal Bond
Tax-exempt income	$2,725,134	$856,052
Ordinary income	—	99

	$2,725,134	$856,151

Ultra Short-Term Bond
Ordinary income	$34,253,107	$6,139,081

As of October 31, 2019, the tax components of accumulated net earnings (losses) were as follows:

	Undistributed	Undistributed	Non-expiring Capital Loss		Net Unrealized
iShares ETF	Ordinary Income	Tax Exempt Income	Carryforwards	(a)	Gains (Losses)	(b)	Total
Short Maturity Bond	$13,690,131	$—	$—		$16,573,506		$30,263,637
Short Maturity Municipal Bond	—	274,878	(125,178)		510,622		660,322
Ultra Short-Term Bond	3,831,703	—	—		5,037,347		8,869,050

(a)	Amounts available to offset future realized capital gains.
(b)	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales.

For the year ended October 31, 2019, the Funds utilized the following amounts of their capital loss carryforwards as follows:

iShares ETF	Utilized
Short Maturity Bond	$1,172,993
Ultra Short-Term Bond	23,259

As of October 31, 2019, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Short Maturity Bond	$6,158,755,743	$19,029,719	$(2,454,098)	$16,575,621
Short Maturity Municipal Bond	208,434,853	573,364	(62,742)	510,622
Ultra Short-Term Bond	2,202,273,105	5,106,066	(68,719)	5,037,347

9.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

Market Risk: Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market

NOTES TO FINANCIAL STATEMENTS	43

Notes to Financial Statements  (continued)

conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

Changes in market interest rates or economic conditions may affect the value and/or liquidity of fixed income investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. Securities with longer durations tend to be more sensitive to interest rate changes, usually making their prices more volatile than those of securities with shorter durations. Given the environment of historically low interest rates, a fund may be subject to a greater risk of price losses if interest rates rise.

Credit Risk: Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

10.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 10/31/19		Year Ended 10/31/18
iShares ETF	Shares	Amount	Shares	Amount
Short Maturity Bond
Shares sold	58,100,000	$2,911,443,708	58,650,000	$2,940,323,176
Shares redeemed	(33,200,000)	(1,665,235,955)	(17,150,000)	(859,744,683)

Net increase	24,900,000	$1,246,207,753	41,500,000	$2,080,578,493

Short Maturity Municipal Bond
Shares sold	2,100,000	$105,050,323	1,900,000	$94,724,355
Shares redeemed	(450,000)	(22,508,547)	(400,000)	(19,939,212)

Net increase	1,650,000	$82,541,776	1,500,000	$74,785,143

Ultra Short-Term Bond
Shares sold	33,600,000	$1,688,678,880	9,300,000	$465,896,705
Shares redeemed	(2,050,000)	(103,211,547)	(1,050,000)	(52,574,305)

Net increase	31,550,000	$1,585,467,333	8,250,000	$413,322,400

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the statement of assets and liabilities.

44	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

11.	LEGAL PROCEEDINGS

On June 16, 2016, investors in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares Preferred and Income Securities ETF) filed a class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. Plaintiffs have appealed the court’s decision. The appeal was fully briefed on January 18, 2019, and a hearing on Plaintiffs’ appeal took place on November 19, 2019.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	45

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares U.S. ETF Trust and

Shareholders of iShares Short Maturity Bond ETF,

iShares Short Maturity Municipal Bond ETF and iShares Ultra Short-Term Bond ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares Short Maturity Bond ETF, iShares Short Maturity Municipal Bond ETF and iShares Ultra Short-Term Bond ETF (three of the funds constituting iShares U.S. ETF Trust, hereafter collectively referred to as the “Funds”) as of October 31, 2019, the related statements of operations for the year ended October 31, 2019, the statements of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2019 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 19, 2019

We have served as the auditor of one or more BlackRock investment companies since 2000.

46	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Important Tax Information  (unaudited)

For the fiscal year ended October 31, 2019, the Funds hereby designate the following maximum amounts allowable as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations:

iShares ETF	Interest-Related Dividends
Short Maturity Bond	$123,795,558
Short Maturity Municipal Bond	2,860,235
Ultra Short-Term Bond	29,624,933

The Funds hereby designate the following amounts of distributions from direct federal obligation interest for the fiscal year ended October 31, 2019:

iShares ETF	Federal Obligation Interest
Short Maturity Bond	$16,078,015
Ultra Short-Term Bond	23,701

The law varies in each state as to whether and what percent of ordinary income dividends attribute to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

The Fund hereby designates the following amount of distributions from net investment income as exempt-interest dividends for the fiscal year ended October 31, 2019:

iShares ETF	Exempt-Interest Dividends
Short Maturity Municipal Bond	100.00%

The following distribution amounts are hereby designated for the fiscal year ended October 31, 2019:

iShares ETF	20% Rate Long-Term Capital Gain Dividends
Short Maturity Bond	$119,817
Ultra Short-Term Bond	6,724

IMPORTANT TAX INFORMATION	47

Board Review and Approval of Investment Advisory Contract

I. iShares Short Maturity Bond ETF, iShares Short Maturity Municipal Bond ETF and iShares Ultra Short-Term Bond ETF (the “Funds”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Trustees) assess BlackRock’s services to the Funds, including investment management; fund accounting; administrative and shareholder services; oversight of the Funds’ service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on May 6, 2019 and May 17, 2019, a committee composed of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 17-19, 2019, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered various factors, including: (i) the expenses and performance of each Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to each Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Trustees, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Funds: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which each Fund invests (if applicable), and waivers/reimbursements (if applicable) of each Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising each Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the applicable Peer Groups. The Board further noted that due to the limitations in providing comparable funds in the various Peer Groups, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) for the Funds were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in their respective Peer Group, excluding iShares funds. In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as any particular Fund, Broadridge also provided, and the Board reviewed, a comparison of such Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2018, to that of relevant comparison fund(s) for the same periods. The Board noted that each Fund is an actively managed ETF that does not seek to track the performance of a specified index and that the management team for each Fund manages its portfolio in accordance with its investment objective. The Board further noted that, during the year, the Board received periodic reports on each Fund’s short- and longer-term performance in comparison with its reference benchmark. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that each Fund generally performed in line with expectations relative to its respective reference benchmark.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 17-19, 2019 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Funds and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Funds, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA

48	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract  (continued)

and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers by the Adviser, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Funds. The Board also discussed BFA’s estimated profit margin as reflected in the Funds’ profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Funds increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services, noting that such costs have increased over the past year. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Funds did not provide for breakpoints in the Funds’ investment advisory fee rate as the assets of the Funds increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with similar investment strategies or investment mandates as the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Funds, including in terms of the types of services and generally more extensive services provided to the Funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as a publicly traded ETFs, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Funds’ expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, both direct and indirect, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s increased profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Trustees, determined that the Funds’ investment advisory fee rates under the Advisory Contract do not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	49

Supplemental Information  (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital		Total Per Share
Short Maturity Bond(a)	$1.336503	$—	$0.001746	$1.338249	100%	—%	0	%(b)	100%
Short Maturity Municipal Bond	0.790675	—	—	0.790675	100	—	—		100
Ultra Short-Term Bond(a)	1.331849	—	0.013215	1.345064	99	—	1		100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

(b)	Rounds to less than 1%.

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

Premium/discount information for the Funds covering the most recently completed calendar year and the most recently completed calendar quarters since that year (or since the Fund began trading, if shorter) is publicly accessible, free of charge, at iShares.com.

The following information shows the frequency of distributions of premiums and discounts for the Funds for the immediately preceding five calendar years (or from the date a Fund began trading on the secondary market, if less than five years) through the date of the most recent calendar quarter-end. Each line in each table shows the number of trading days in which the Fund traded within the premium/discount range indicated. Premium/discount ranges with no trading days are omitted. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Short Maturity Bond ETF

Period Covered: January 01, 2014 through September 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.0% and Less than 0.5%	1,129	78.08%
At NAV	103	7.12
Less than 0.0% and Greater than –0.5%	214	14.80

	1,446	100.00%

50	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information  (unaudited) (continued)

iShares Short Maturity Municipal Bond ETF

Period Covered: March 05, 2015 through September 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.0% and Less than 0.5%	711	61.72%
At NAV	38	3.30
Less than 0.0% and Greater than –0.5%	403	34.98

	1,152	100.00%

iShares Ultra Short-Term Bond ETF

Period Covered: January 01, 2014 through September 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0% and Less than 2.5%	1	0.07%
Greater than 0.0% and Less than 0.5%	1,029	71.16
At NAV	61	4.22
Less than 0.0% and Greater than –0.5%	355	24.55

	1,446	100.00%

SUPPLEMENTAL INFORMATION	51

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualify, and all other officers shall hold office until he or she resigns or is removed. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares Trust, and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 352 funds as of October 31, 2019. With the exception of Robert S. Kapito, Salim Ramji, Charles Park and Neal J. Andrews, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji, Mr. Park and Mr. Andrews is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito(a) (62)	Trustee (since 2011).

President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).

Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares Trust (since 2009).
Salim Ramji(b) (49)	Trustee (since 2019).

Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).

Director of iShares, Inc. (since 2019); Trustee of iShares Trust (since 2019).

(a)	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b)	Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Cecilia H. Herbert (70)	Trustee (since 2011); Independent Board Chair (since 2016).

Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Technology and Quality Committees of Stanford Health Care (since 2016); Member of the Audit Committee (since 2018) and Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.

Director of iShares, Inc. (since 2005); Trustee of iShares Trust (since 2005); Independent Board Chair of iShares, Inc. and iShares Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Jane D. Carlin (63)	Trustee (since 2015); Risk Committee Chair (since 2016).

Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).

Director of iShares, Inc. (since 2015); Trustee of iShares Trust (since 2015); Member of the Audit Committee (since 2016) and Director of The Hanover Insurance Group, Inc. (since (2016).
Richard L. Fagnani (64)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares Trust (since 2017).

52	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Kerrigan (64)	Trustee (since 2011); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares Trust (since 2005).
Drew E. Lawton (60)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares Trust (since 2017).
John E. Martinez (58)	Trustee (since 2011); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares Trust (since 2003); Director of Cloudera Foundation (since 2017); Director of Reading Partners (2012-2016).
Madhav V. Rajan (55)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).

Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).

Director of iShares, Inc. (since 2011); Trustee of iShares Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Armando Senra (48)	President (since 2019).

Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and LATAM iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).

Neal J. Andrews (53)	Treasurer and Chief Financial Officer (since 2019).	Managing Director, BlackRock, Inc. (since 2006); Chief Financial Officer of the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2007).
Charles Park (52)	Chief Compliance Officer (since 2011).

Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Deepa Damre (44)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).
Scott Radell (50)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).
Alan Mason (58)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).
Marybeth Leithead (56)	Executive Vice President (since 2019).	Managing Director, BlackRock, Inc. (since 2017); Chief Operating Officer of Americas iShares (since 2017); Portfolio Manager, Municipal Institutional & Wealth Management (2009-2016).

TRUSTEE AND OFFICER INFORMATION	53

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The iShares Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The iShares Funds’ Forms N-Q are available on the SEC’s website at sec.gov. The iShares Funds also disclose their complete schedule of portfolio holdings on a daily basis on the iShares website at iShares.com.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

54	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Portfolio Abbreviations — Fixed Income

AGM	Assured Guaranty Municipal Corp.

AMBAC	Ambac Assurance Corp.

BAM	Build America Mutual Assurance Co.

CLO	Collateralized Loan Obligation

COP	Certificates of Participation

CR	Custodian Receipt

GO	General Obligation

GOL	General Obligation Limited

LIBOR	London Interbank Offered Rate

NPFGC	National Public Finance Guarantee Corp.

Q-SBLF	Qualified School Bond Loan Fund

RB	Revenue Bond

SAP	Subject to Appropriations

SAW	State Aid Withholding

ST	Special Tax

TA	Tax Allocation

GLOSSARY OF TERMS USED IN THIS REPORT	55

Want to know more?

iShares.com    |     1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

©2019 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-1008-1019

OCTOBER 31, 2019

2019 Annual Report

iShares U.S. ETF Trust

•	iShares Inflation Hedged Corporate Bond ETF | LQDI | Cboe BZX
•	iShares Interest Rate Hedged Corporate Bond ETF | LQDH | NYSE Arca
•	iShares Interest Rate Hedged High Yield Bond ETF | HYGH | NYSE Arca

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary. Please note that not all financial intermediaries may offer this service.

Market Overview

iShares U.S. ETF Trust

U.S. Bond Market Overview

The U.S. bond market advanced for the 12 months ended October 31, 2019 (“reporting period”). The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of U.S. fixed-income performance, returned 11.51%.

U.S. economic growth declined to an annualized rate of approximately 1.9% in the third quarter of 2019. As measured by the consumer price index, the year-over-year U.S. inflation rate, which has remained subdued throughout the current economic expansion, decreased to 1.8% in October 2019.

The delayed impact of higher interest rates early in the reporting period and the trade dispute between the U.S. and China ultimately weighed on economic growth. Specifically, growth in the U.S. manufacturing and industrial sectors slowed to a standstill, while business spending contracted due to modest earnings growth and trade uncertainty. On the upside, consumer spending remained relatively resilient, which kept the U.S. economy afloat. The lowest unemployment rate in almost 50 years led to rising wages, while increased borrowing also supported consumer spending. Similarly, government spending increased, financed by a large increase in borrowing.

In response to deteriorating economic conditions, the U.S. Federal Reserve Bank (“Fed”) shifted to a more accommodative monetary policy starting in January 2019. After raising short-term interest rates in December 2018, the Fed reversed course and lowered them three times in 2019. The Fed also supported short-term lending markets to alleviate liquidity concerns.

Long-term bond yields declined more than short-term yields, reflecting lower inflation expectations and solid demand for the relative stability of U.S. Treasuries amid economic uncertainty. Consequently, the U.S. Treasury yield curve (a graphical representation of U.S. Treasury yields at different maturities) flattened before briefly inverting in August 2019, as 10-year Treasury yields dipped below one-year Treasury yields. An inverted yield curve has preceded each of the last seven economic recessions, so the yield curve inversion during the reporting period exacerbated investors’ concerns about the potential for an impending recession.

Lower interest rates drove gains in the value of U.S. Treasury securities, which are typically more sensitive to changes in interest rates than other types of bonds with similar maturities. U.S. Treasury securities with longer maturities posted significantly higher returns. Deficit spending led the U.S. government to maintain a high level of Treasury bond issuance, which increased supply, but demand from international investors seeking relatively higher U.S. yields helped support prices. Despite the decline in inflation, U.S. Treasury inflation-protected securities, which have even greater price sensitivity than nominal Treasuries at comparable maturities, also posted a solid return.

Corporate bonds benefited from more accommodative interest rate policies, generally posting strong returns. Declining yields meant that investors in search of income increasingly sought out corporate debt, which typically yields more than government debt. Demand for investment-grade corporate bonds was particularly high, as investors sought substitutes for low-yielding sovereign debt. Narrow spreads (which measure the difference between yields for corporate bonds and lower-risk Treasury bonds) indicated that investors were confident in the financial resilience of U.S. corporations despite a slowing economy. Corporate bond issuance declined sharply early in the reporting period as interest rates rose and investors became concerned about an economic slowdown. However, issuance increased later in the reporting period when interest rates declined and the economy stabilized.

Among securitized bonds, commercial mortgage backed securities (“CMBSs”) posted the strongest performance amid a decline in issuance of new CMBS debt. Bonds backed by individual home mortgages advanced, despite a rise in refinancing due to lower mortgage rates. Other asset-backed bonds, including those backed by auto loans and credit card debt, also gained despite an increase in default rates, as low unemployment supported consumer spending.

MARKET OVERVIEW	3

Fund Summary as of October 31, 2019	iShares® Inflation Hedged Corporate Bond ETF

Investment Objective

The iShares Inflation Hedged Corporate Bond ETF (the “Fund”) seeks to mitigate the inflation risk of a portfolio composed of U.S. dollar-denominated, investment-grade corporate bonds. The Fund is an actively managed exchange-traded fund that does not seek to replicate the performance of a specified index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares iBoxx $ Investment Grade Corporate Bond ETF. The Fund attempts to mitigate the inflation risk of the underlying fund by holding inflation swaps.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	12.26%	7.12%	12.26%	10.76%
Fund Market	12.80	7.53	12.80	11.38
Markit iBoxx® USD Liquid Investment Grade Inflation Hedged Index	12.58	7.43	12.58	11.17

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 5/8/18. The first day of secondary market trading was 5/10/18.

The Markit iBoxx® USD Liquid Investment Grade Inflation Hedged Index is an unmanaged index that is designed to reflect the inflation hedged performance of U.S. dollar-denominated investment-grade corporate debt.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 10 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (05/01/19)	Ending Account Value (10/31/19)	Expenses Paid During the Period	(a)(b)	Beginning Account Value (05/01/19)	Ending Account Value (10/31/19)	Expenses Paid During the Period	(a)(b)	Annualized Expense Ratio	(a)
$ 1,000.00	$ 1,053.50	$ 0.26		$ 1,000.00	$ 1,025.00	$ 0.26		0.05%

(a)	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
(b)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 10 for more information.

4	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of October 31, 2019 (continued)	iShares® Inflation Hedged Corporate Bond ETF

Portfolio Management Commentary

The Fund posted a positive return for the reporting period, despite the negative impact of its inflation hedge. Investment-grade corporate bonds advanced significantly amid strong demand from investors seeking higher yields than those available from government securities, with relatively low risk.

On an unhedged basis, financial bonds were the largest contributors to the Fund’s return. Bonds issued by banks advanced, as strong balance sheets gave investors confidence that banks would be relatively resilient in the case of an economic downturn. Issuance of new bonds was relatively low, which helped to reduce yields, as supply was insufficient to meet investor demand for top-rated debt.

Consumer non-cyclical companies were also significant contributors to the Fund’s performance, particularly in the pharmaceuticals, food products, and beverages industries. Pharmaceutical company debt gained as drug makers issued bonds to raise capital for merger and acquisition activity and to expand efforts to innovate new products. Food and beverage company bonds also advanced amid growing consumer spending on online food delivery. Communications companies also made a substantial contribution, especially in the wirelines industry. As large telecommunications companies took steps to reduce debt, their bond prices surged.

Declining inflation during the reporting period meant negative returns from hedging activity, which was the largest detractor from the Fund’s return. Typically, increasing inflation rates reduce the price of existing bonds, meaning a rise in inflation detracts from bond fund performance. Conversely, lower inflation usually increases bond prices. An inflation hedged fund attempts to avoid these fluctuations by offsetting inflation risk, primarily using inflation hedging instruments, such as inflation swaps.

The Fund’s inflation hedge seeks near-zero inflation sensitivity. Consequently, the Fund’s return was minimally affected by fluctuations in inflation during the reporting period. With inflation sensitivity hedged, the Fund fluctuated based on direct exposure to the yield premium of investment-grade corporate bonds, independent of declining inflation.

Portfolio Information

Tables shown are for the underlying fund in which the Fund invests.

ALLOCATION BY CREDIT QUALITY

Moody’s Credit Rating*	Percent of Total Investments(a)
Aaa	3.0%
Aa	7.5
A	39.7
Baa	45.9
Ba	3.2
Not Rated	0.7

ALLOCATION BY MATURITY

Maturity	Percent of Total Investments(a)
1-5 Years	19.2%
5-10 Years	39.0
10-15 Years	3.6
15-20 Years	10.3
More than 20 Years	27.9

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

FUND SUMMARY	5

Fund Summary as of October 31, 2019	iShares® Interest Rate Hedged Corporate Bond ETF

Investment Objective

The iShares Interest Rate Hedged Corporate Bond ETF (the “Fund”) seeks to mitigate the interest rate risk of a portfolio composed of U.S. dollar-denominated, investment-grade corporate bonds. The Fund is an actively managed exchange-traded fund that does not seek to replicate the performance of a specified index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares iBoxx $ Investment Grade Corporate Bond ETF. The Fund attempts to mitigate the interest rate risk of the underlying fund by holding short positions in U.S. Treasury futures or interest rate swaps.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	2.63%	2.26%	1.88%	2.63%	11.82%	10.65%
Fund Market	2.85	2.33	1.91	2.85	12.19	10.81
Markit iBoxx® USD Liquid Investment Grade Interest Rate Hedged Swaps Index(a)	2.23	2.87	2.50	2.23	15.21	14.32

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSETVALUE)

The inception date of the Fund was 5/27/14. The first day of secondary market trading was 5/28/14.

The Markit iBoxx® USD Liquid Investment Grade Interest Rate Hedged Swaps Index is an unmanaged index that is designed to reflect the duration hedged performance of U.S. dollar-denominated investment-grade corporate debt.

(a)

The Markit iBoxx® USD Liquid Investment Grade Interest Rate Hedged Swaps Index reflects the performance of the Markit iBoxx USD Liquid Investment Grade Interest Rate Hedged Index through June 16, 2016 and beginning June 17, 2016 reflects the performance of the Markit iBoxx® USD Liquid Investment Grade Interest Rate Hedged Swaps Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 10 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/19)	Ending Account Value (10/31/19)	Expenses Paid During the Period	(a)(b)	Beginning Account Value (05/01/19)	Ending Account Value (10/31/19)	Expenses Paid During the Period	(a)(b)	Annualized Expense Ratio	(a)
$ 1,000.00	$ 1,007.70	$ 0.51		$ 1,000.00	$ 1,024.70	$ 0.51		0.10%

(a)	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
(b)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 10 for more information.

6	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of October 31, 2019 (continued)	iShares® Interest Rate Hedged Corporate Bond ETF

Portfolio Management Commentary

The Fund posted a positive return for the reporting period, despite the substantial negative impact of the interest rate hedge. Investment-grade corporate bonds advanced significantly amid strong demand from investors seeking higher yields than those available from government securities, with relatively low risk.

On an unhedged basis, financial bonds were the largest contributors to the Fund’s return. Bonds issued by banks advanced, as strong balance sheets gave investors confidence that banks would be relatively resilient in the case of an economic downturn. Issuance of new bonds was relatively low, which helped to reduce yields, as supply was insufficient to meet investor demand for top-rated debt.

Consumer non-cyclical companies were also significant contributors to the Fund’s performance, particularly in the pharmaceuticals, food products, and beverages industries. Pharmaceutical company debt gained as drug makers issued bonds to raise capital for merger and acquisition activity and to expand efforts to innovate new products. Food and beverage company bonds also advanced amid growing consumer spending on online food delivery services. Communications companies also made a substantial contribution, especially in the wirelines industry. As large telecommunications companies took steps to reduce debt, their bond prices surged.

Declining interest rates during the reporting period meant negative returns from hedging activity, which was the largest detractor from the Fund’s return. Typically, increasing interest rates reduce the price of existing bonds, meaning a rise in interest rates detracts from bond fund performance. Conversely, falling interest rates usually increase bond prices. An interest rate hedged fund attempts to avoid these fluctuations by offsetting interest rate risk, primarily using interest rate swaps and Treasury futures contracts.

The Fund’s interest rate hedge seeks near-zero interest rate sensitivity. Consequently, the Fund’s return was minimally affected by interest rate fluctuations during the reporting period. With interest rate sensitivity hedged, the Fund fluctuated based on direct exposure to the yield premium of investment-grade corporate bonds, independent of falling interest rates.

Portfolio Information

Tables shown are for the underlying fund in which the Fund invests.

ALLOCATION BY CREDIT QUALITY
Moody’s Credit Rating*	Percent of Total Investments(a)
Aaa	3.0%
Aa	7.5
A	39.7
Baa	45.9
Ba	3.2
Not Rated	0.7

ALLOCATION BY MATURITY
Maturity	Percent of Total Investments(a)
1-5 Years	19.2%
5-10 Years	39.0
10-15 Years	3.6
15-20 Years	10.3
More than 20 Years	27.9

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

FUND SUMMARY	7

Fund Summary as of October 31, 2019	iShares® Interest Rate Hedged High Yield Bond ETF

Investment Objective

The iShares Interest Rate Hedged High Yield Bond ETF (the “Fund”) seeks to mitigate the interest rate risk of a portfolio composed of U.S. dollar-denominated, high yield corporate bonds. The Fund is an actively managed exchange-traded fund that does not seek to replicate the performance of a specified index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares iBoxx $ High Yield Corporate Bond ETF. The Fund attempts to mitigate the interest rate risk of the underlying fund by holding short positions in U.S. Treasury futures or interest rate swaps.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	3.00%	3.32%	2.85%	3.00%	17.71%	16.50%
Fund Market	2.98	3.32	2.86	2.98	17.77	16.56
Markit iBoxx® USD Liquid High Yield Interest Rate Hedged Swaps Index	3.51	3.85	3.45	3.51	20.77	20.20

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 5/27/14. The first day of secondary market trading was 5/28/14.

The Markit iBoxx® USD Liquid High Yield Interest Rate Hedged Swaps Index is an unmanaged index that reflects the duration hedged performance of U.S. dollar-denominated high yield corporate debt.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 10 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/19)	Ending Account Value (10/31/19)	Expenses Paid During the Period	(a)(b)	Beginning Account Value (05/01/19)	Ending Account Value (10/31/19)	Expenses Paid During the Period	(a)(b)	Annualized Expense Ratio	(a)
$1,000.00	$999.40	$0.25		$1,000.00	$1,025.00	$0.26		0.05%

(a)	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
(b)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 10 for more information.

8	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of October 31, 2019 (continued)	iShares® Interest Rate Hedged High Yield Bond ETF

Portfolio Management Commentary

The Fund advanced modestly during the reporting period. High-yield corporate bonds posted solid gains, benefiting from falling interest rates and investors’ search for yield. However, these gains were partially offset by the negative impact of the interest rate hedge, which detracted from the Fund’s return.

Corporate bonds issued by companies in the U.S. contributed the majority of the Fund’s return. The supply of high-yield bonds increased, rising to its highest level in three years during June 2019, as lower interest rates and strong investor demand drove significant new issuance. High-yield credit spreads, or yield premiums relative to U.S. Treasuries, were relatively unchanged despite considerable volatility during the reporting period. Credit spreads widened dramatically in late 2018, then narrowed in early 2019 as the economic outlook improved.

From a sector perspective, the largest contributors to the Fund’s performance were high-yield corporate bonds issued by communications companies, as cable and satellite providers increased their profit margins. Consumer-oriented companies, both cyclical and non-cyclical, benefited from continued economic growth, which supported consumer spending. Financial bonds also added to the Fund’s performance, as many financial institutions reported strong profit growth.

Declining interest rates during the reporting period meant negative returns from hedging activity, which was the largest detractor from the Fund’s return. Typically, increasing interest rates reduce the price of existing bonds, meaning a rise in interest rates detracts from bond fund performance. Conversely, falling interest rates usually increase bond prices. An interest rate hedged fund attempts to avoid these fluctuations by offsetting interest rate risk, primarily using interest rate swaps and Treasury futures contracts.

The Fund’s interest rate hedge seeks near-zero interest rate sensitivity. Consequently, the Fund’s return was minimally affected by interest rate fluctuations during the reporting period. With interest rate sensitivity hedged, the Fund fluctuated based on direct exposure to the yield premium of high-yield corporate bonds, independent of declining interest rates.

Portfolio Information

Tables shown are for the underlying fund in which the Fund invests.

ALLOCATION BY CREDIT QUALITY

Moody’s Credit Rating*	Percent of Total Investments(a)
Baa	1.0%
Ba	47.5
B	38.2
Caa	11.4
Ca	0.7
C	0.2
Not Rated	1.0

ALLOCATION BY MATURITY

Maturity	Percent of Total Investments(a)
0-1 Year	0.3%
1-5 Years	41.0
5-10 Years	56.5
10-15 Years	1.8
More than 20 Years	0.4

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

FUND SUMMARY	9

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments October 31, 2019	iShares® Inflation Hedged Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies

Exchange-Traded Funds — 94.8%
iShares iBoxx $ Investment Grade Corporate Bond ETF(a)	58,664	$7,491,979

Total Investment Companies — 94.8% (Cost: $6,716,805)		7,491,979

Short-Term Investments

Money Market Funds — 1.5%
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.74%(a)(b)	118,000	118,000

Total Short-Term Investments — 1.5% (Cost: $118,000)		118,000

Total Investments in Securities — 96.3% (Cost: $6,834,805)		7,609,979

Other Assets, Less Liabilities — 3.7%		288,362

Net Assets — 100.0%		$7,898,341

(a)	Affiliate of the Fund.
(b)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 10/31/18	Shares Purchased		Shares Sold	Shares Held at 10/31/19	Value at 10/31/19	Income		Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)

BlackRock Cash Funds: Institutional, SL Agency Shares	—	0	(b)	—	—	$—	$2,474	(c)	$(6)		$—
BlackRock Cash Funds: Treasury, SL Agency Shares	25,445	92,555	(b)	—	118,000	118,000	3,648		—		—
iShares iBoxx $ Investment Grade Corporate Bond ETF	84,841	—		(26,177)	58,664	7,491,979	297,552		47,425		970,539

						$7,609,979	$303,674		$47,419		$970,539

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)	Net of purchases and sales.
(c)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
10-Year U.S. Treasury Note	5	12/19/19	$652	$(6,613)
10-Year Ultra Long U.S. Treasury Bond	4	12/19/19	568	(9,100)

				(15,713)

Short Contract
2-Year U.S. Treasury Note	(2)	12/31/19	(431)	(252)

				$(15,965)

SCHEDULES OF INVESTMENTS	11

Schedule of Investments (continued) October 31, 2019	iShares® Inflation Hedged Corporate Bond ETF

Centrally Cleared Inflation Swaps

							Upfront
					Notional		Premium	Unrealized
Paid by the Fund		Received by the Fund		Termination	Amount		Paid	Appreciation

Rate	Frequency	Reference	Frequency	Date	(000)	Value	(Received)	(Depreciation)

2.21%	At Termination	U.S. CPI Urban Consumers NSA	At Termination	05/15/21	$(1,092)	$(18,432)	$11	$(18,443)
2.29	At Termination	U.S. CPI Urban Consumers NSA	At Termination	05/15/23	(3,084)	(105,774)	(14,053)	(91,721)
2.37	At Termination	U.S. CPI Urban Consumers NSA	At Termination	05/15/28	(2,454)	(168,109)	57	(168,166)
2.19	At Termination	U.S. CPI Urban Consumers NSA	At Termination	12/03/28	(2,233)	(108,370)	(45,448)	(62,922)
2.40	At Termination	U.S. CPI Urban Consumers NSA	At Termination	05/15/48	(352)	(71,264)	(28,483)	(42,781)
1.83	At Termination	U.S. CPI Urban Consumers NSA	At Termination	10/18/49	(97)	(261)	1,705	(1,966)

						$(472,210)	$(86,211)	$(385,999)

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$1,773	$(87,984)	$—	$(385,999)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of October 31, 2019, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Interest Rate Contracts	Inflation Linked Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$15,965	$—	$15,965
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	$—	$385,999	$385,999

	$15,965	$385,999	$401,964

(a)

Net cumulative appreciation (depreciation) on futures contracts and centrally cleared inflation swaps contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

12	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® Inflation Hedged Corporate Bond ETF

For the year ended October 31, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Interest Rate Contracts	Inflation Linked Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$75,672	$—	$75,672
Swaps	—	(124,725)	(124,725)

	$75,672	$(124,725)	$(49,053)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(17,375)	$—	$(17,375)
Swaps	—	(304,786)	(304,786)

	$(17,375)	$(304,786)	$(322,161)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$728,217
Average notional value of contracts — short	$(86,241)
Inflation swaps:
Average notional value — pays fixed rate	$9,633,000

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Investment Companies	$7,491,979	$—	$—	$7,491,979
Money Market Funds	118,000	—	—	118,000

	$7,609,979	$—	$—	$7,609,979

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(15,965)	$—	$—	$(15,965)
Swaps	—	(385,999)	—	(385,999)

	$(15,965)	$(385,999)	$—	$(401,964)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	13

Schedule of Investments October 31, 2019	iShares® Interest Rate Hedged Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies

Exchange-Traded Funds — 99.4%
iShares iBoxx $ Investment Grade Corporate Bond ETF(a)(b)(c)	982,545	$125,480,822

Total Investment Companies — 99.4% (Cost: $116,167,361)		125,480,822

Short-Term Investments

Money Market Funds — 2.9%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.00%(a)(d)(e)	1,294,451	1,295,098
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.74%(a)(d)	2,321,000	2,321,000

		3,616,098

Total Short-Term Investments — 2.9% (Cost: $3,616,081)		3,616,098

Total Investments in Securities — 102.3% (Cost: $119,783,442)		129,096,920

Other Assets, Less Liabilities — (2.3)%		(2,865,316)

Net Assets — 100.0%		$126,231,604

(a)	Affiliate of the Fund.
(b)	All or a portion of the security has been pledged in connection with outstanding centrally cleared swaps.
(c)	All or a portion of this security is on loan.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 10/31/18	Shares Purchased	Shares Sold		Shares Held at 10/31/19	Value at 10/31/19	Income		Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)

BlackRock Cash Funds: Institutional, SL Agency Shares	78,148,424	—	(76,853,973	)(b)	1,294,451	$1,295,098	$83,353	(c)	$1,892		$(3,611)
BlackRock Cash Funds: Treasury, SL Agency Shares	2,972,028	—	(651,028	)(b)	2,321,000	2,321,000	51,603		—		—
iShares iBoxx $ Investment Grade Corporate Bond ETF	1,824,319	905,215	(1,746,989)		982,545	125,480,822	6,667,576		5,488,079		18,149,886

						$129,096,920	$6,802,532		$5,489,971		$18,146,275

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)	Net of purchases and sales.
(c)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective	Termination	Notional Amount (000)		Upfront Premium Paid	Unrealized Appreciation
Rate	Frequency	Rate(a)	Frequency	Date	Date		Value	(Received)	(Depreciation)

1.17%	Semi-annual	1.90%	Quarterly	N/A	12/08/21	$(15,178)	$121,937	$260,425	$(138,488)
2.38	Semi-annual	1.90	Quarterly	N/A	01/12/23	(20,678)	(567,008)	189,274	(756,282)
2.46	Semi-annual	1.90	Quarterly	N/A	01/12/25	(13,537)	(659,754)	421,024	(1,080,778)
1.44	Semi-annual	1.90	Quarterly	N/A	12/08/26	(26,494)	156,377	2,186,879	(2,030,502)
3.25	Semi-annual	1.90	Quarterly	N/A	10/18/28	(12,812)	(1,804,443)	(967,546)	(836,897)
2.34	Semi-annual	1.90	Quarterly	N/A	12/08/36	(19,180)	(1,742,083)	967,857	(2,709,940)
2.41	Semi-annual	1.90	Quarterly	N/A	06/19/37	(644)	(66,639)	(47,673)	(18,966)

14	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® Interest Rate Hedged Corporate Bond ETF

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund		Effective	Termination	Notional Amount (000)		Upfront Premium Paid	Unrealized Appreciation
Rate	Frequency	Rate(a)	Frequency	Date	Date		Value	(Received)	(Depreciation)

1.77%	Semi-annual	1.90%	Quarterly	N/A	12/08/46	$(10,455)	$50,309	$2,448,283	$(2,397,974)
3.33	Semi-annual	1.90	Quarterly	N/A	10/24/48	(4,778)	(1,721,853)	(787,209)	(934,644)

							$(6,233,157)	$4,671,314	$(10,904,471)

(a)	Represents 3-month LIBOR. Rate shown is the rate in effect as of period-end.

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$6,473,742	$(1,802,428)	$—	$(10,904,471)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of October 31, 2019, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Interest Rate Contracts

Liabilities — Derivative Financial Instruments
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	$10,904,471

(a)

Net cumulative appreciation (depreciation) on centrally cleared interest rate swaps contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended October 31, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

Interest Rate Contracts

Net Realized Gain (Loss) from:
Swaps	$(8,989,660)

Net Change in Unrealized Appreciation (Depreciation) on:
Swaps	$(15,395,395)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Interest rate swaps:
Average notional value — pays fixed rate	$188,799,200

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (continued) October 31, 2019	iShares® Interest Rate Hedged Corporate Bond ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Investment Companies	$125,480,822	$—	$—	$125,480,822
Money Market Funds	3,616,098	—	—	3,616,098

	$129,096,920	$—	$—	$129,096,920

Derivative financial instruments(a)
Liabilities
Swaps	$—	$(10,904,471)	$—	$(10,904,471)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

16	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments October 31, 2019	iShares® Interest Rate Hedged High Yield Bond ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies

Exchange-Traded Funds — 97.7%
iShares iBoxx $ High Yield Corporate Bond ETF(a)(b)	1,285,719	$111,613,267

Total Investment Companies — 97.7% (Cost: $113,291,363)		111,613,267

Short-Term Investments

Money Market Funds — 44.9%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.00%(a)(c)(d)	49,926,142	49,951,105
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.74%(a)(c)	1,324,000	1,324,000

		51,275,105

Total Short-Term Investments — 44.9% (Cost: $51,266,572)		51,275,105

Total Investments in Securities — 142.6% (Cost: $164,557,935)		162,888,372

Other Assets, Less Liabilities — (42.6)%		(48,676,787)

Net Assets — 100.0%		$114,211,585

(a)	Affiliate of the Fund.
(b)	All or a portion of this security is on loan.
(c)	Annualized 7-day yield as of period-end.
(d)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 10/31/18	Shares Purchased	Shares Sold		Shares Held at 10/31/19	Value at 10/31/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)

BlackRock Cash Funds: Institutional, SL Agency Shares	181,196,855	—	(131,270,713	)(b)	49,926,142	$49,951,105	$815,900	(c)	$16,853	$(1,102)
BlackRock Cash Funds: Treasury, SL Agency Shares	5,837,602	—	(4,513,602	)(b)	1,324,000	1,324,000	43,924		—	—
iShares iBoxx $ High Yield Corporate Bond ETF	4,801,259	581,030	(4,096,570)		1,285,719	111,613,267	12,949,088		(11,920,362)	10,675,225

						$162,888,372	$13,808,912		$(11,903,509)	$10,674,123

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)	Net of purchases and sales.
(c)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective	Termination	Notional Amount		Upfront Premium Paid	Unrealized Appreciation
Rate	Frequency	Rate(a)	Frequency	Date	Date	(000)	Value	(Received)	(Depreciation)

2.17%	Semi-annual	1.90%	Quarterly	N/A	01/12/20	$(44,447)	$(11,593)	$60,510	$(72,103)
1.82	Semi-annual	1.90	Quarterly	N/A	12/09/21	(43,279)	(234,891)	586,187	(821,078)
2.38	Semi-annual	1.90	Quarterly	N/A	01/12/23	(11,135)	(305,331)	182,842	(488,173)
2.46	Semi-annual	1.90	Quarterly	N/A	01/12/25	(16,944)	(825,802)	281,815	(1,107,617)
1.44	Semi-annual	1.90	Quarterly	N/A	12/08/26	(1)	6	57	(51)
2.23	Semi-annual	1.90	Quarterly	N/A	12/09/26	(14,275)	(681,986)	485,432	(1,167,418)

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (continued) October 31, 2019	iShares® Interest Rate Hedged High Yield Bond ETF

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund		Effective	Termination	Notional Amount		Upfront Premium Paid	Unrealized Appreciation
Rate	Frequency	Rate(a)	Frequency	Date	Date	(000)	Value	(Received)	(Depreciation)

3.25%	Semi-annual	1.90%	Quarterly	N/A	10/18/28	$(500)	$(70,420)	$(66,268)	$(4,152)
3.33	Semi-annual	1.90	Quarterly	N/A	10/24/48	(10)	(3,604)	(14,517)	10,913

							$(2,133,621)	$1,516,058	$(3,649,679)

(a)	Represents 3-month LIBOR. Rate shown is the rate in effect as of period-end.

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$1,596,843	$(80,785)	$10,913	$(3,660,592)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of October 31, 2019, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Interest Rate Contracts

Assets — Derivative Financial Instruments
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	$10,913

Liabilities — Derivative Financial Instruments
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	$3,660,592

(a)

Net cumulative appreciation (depreciation) on centrally cleared interest rate swaps contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended October 31, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

Interest Rate Contracts

Net Realized Gain (Loss) from:
Swaps	$(3,532,993)

Net Change in Unrealized Appreciation (Depreciation) on:
Swaps	$(10,734,819)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Interest rate swaps:
Average notional value — pays fixed rate	$243,631,200
Average notional value — receives fixed rate	$16,800

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

18	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® Interest Rate Hedged High Yield Bond ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Investment Companies	$111,613,267	$—	$—	$111,613,267
Money Market Funds	51,275,105	—	—	51,275,105

	$162,888,372	$—	$—	$162,888,372

Derivative financial instruments(a)
Assets
Swaps	$—	$10,913	$—	$10,913
Liabilities
Swaps	—	(3,660,592)	—	(3,660,592)

	$—	$(3,649,679)	$—	$(3,649,679)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	19

Statements of Assets and Liabilities

October 31, 2019

	iShares Inflation Hedged Corporate Bond ETF	iShares Interest Rate Hedged Corporate Bond ETF	iShares Interest Rate Hedged High Yield Bond ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Affiliated(b)	$7,609,979	$129,096,920	$162,888,372
Cash	—	—	14,432
Cash pledged:
Futures contracts	14,000	—	—
Centrally cleared swaps	346,000	—	1,601,000
Receivables:
Securities lending income — Affiliated	222	3,271	12,615
Variation margin on futures contracts	8,257	—	—
Dividends	79	2,911	1,679

Total assets	7,978,537	129,103,102	164,518,098

LIABILITIES
Bank overdraft	41,963	410,736	—
Collateral on securities loaned, at value	—	1,295,000	49,945,376
Payables:
Variation margin on centrally cleared swaps	37,898	1,155,060	356,100
Investment advisory fees	335	10,702	5,037

Total liabilities	80,196	2,871,498	50,306,513

NET ASSETS	$7,898,341	$126,231,604	$114,211,585

NET ASSETS CONSIST OF:
Paid-in capital	$7,532,270	$136,849,657	$124,607,960
Accumulated earnings (loss)	366,071	(10,618,053)	(10,396,375)

NET ASSETS	$7,898,341	$126,231,604	$114,211,585

Shares outstanding	300,000	1,350,000	1,300,000

Net asset value	$26.33	$93.50	$87.86

Shares authorized	Unlimited	Unlimited	Unlimited

Par value	None	None	None

(a) Securities loaned, at value	$—	$1,277,100	$48,716,383
(b) Investments, at cost — Affiliated	$6,834,805	$119,783,442	$164,557,935

See notes to financial statements.

20	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

Year Ended October 31, 2019

	iShares Inflation Hedged Corporate Bond ETF	iShares Interest Rate Hedged Corporate Bond ETF	iShares Interest Rate Hedged High Yield Bond ETF

INVESTMENT INCOME
Dividends — Affiliated	$301,200	$6,719,179	$12,993,012
Interest — Unaffiliated	123	—	—
Securities lending income — Affiliated — net	2,474	83,353	815,900
Other income — Affiliated	3,785	—	—

Total investment income	307,582	6,802,532	13,808,912

EXPENSES
Investment advisory fees	16,844	552,536	1,430,672

Total expenses	16,844	552,536	1,430,672
Less:
Investment advisory fees waived	(12,633)	(368,358)	(1,320,620)

Total expenses after fees waived	4,211	184,178	110,052

Net investment income	303,371	6,618,354	13,698,860

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Affiliated	47,419	(718,281)	(1,494,147)
In-kind redemptions — Affiliated	—	6,208,252	(10,409,362)
Futures contracts	75,672	—	—
Swaps	(124,725)	(8,989,660)	(3,532,993)

Net realized loss	(1,634)	(3,499,689)	(15,436,502)

Net change in unrealized appreciation (depreciation) on:
Investments — Affiliated	970,539	18,146,275	10,674,123
Futures contracts	(17,375)	—	—
Swaps	(304,786)	(15,395,395)	(10,734,819)

Net change in unrealized appreciation (depreciation)	648,378	2,750,880	(60,696)

Net realized and unrealized gain (loss)	646,744	(748,809)	(15,497,198)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$950,115	$5,869,545	$(1,798,338)

See notes to financial statements.

FINANCIAL STATEMENTS	21

Statements of Changes in Net Assets

	iShares Inflation Hedged Corporate Bond ETF		iShares Interest Rate Hedged Corporate Bond ETF
	Year Ended 10/31/19	Period From 05/08/18 to 10/31/18 (a)	Year Ended 10/31/19	Year Ended 10/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$303,371	$147,023	$6,618,354	$5,410,504
Net realized gain (loss)	(1,634)	(1,530)	(3,499,689)	5,415,142
Net change in unrealized appreciation (depreciation)	648,378	(275,168)	2,750,880	(8,162,611)

Net increase (decrease) in net assets resulting from operations	950,115	(129,675)	5,869,545	2,663,035

DISTRIBUTIONS TO SHAREHOLDERS(b)
Decrease in net assets resulting from distributions to shareholders	(309,024)	(145,345)	(9,510,227)	(4,886,158)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(2,467,730)	10,000,000	(85,657,446)	140,458,346

NET ASSETS
Total increase (decrease) in net assets	(1,826,639)	9,724,980	(89,298,128)	138,235,223
Beginning of period	9,724,980	—	215,529,732	77,294,509

End of period	$7,898,341	$9,724,980	$126,231,604	$215,529,732

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

22	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	iShares Interest Rate Hedged High Yield Bond ETF
	Year Ended 10/31/19	Year Ended 10/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$13,698,860	$15,216,575
Net realized gain (loss)	(15,436,502)	397,355
Net change in unrealized appreciation (depreciation)	(60,696)	(6,222,064)

Net increase (decrease) in net assets resulting from operations	(1,798,338)	9,391,866

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income	(13,632,971)	(14,460,293)
Return of capital	(46,369)	—

Decrease in net assets resulting from distributions to shareholders	(13,679,340)	(14,460,293)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(286,489,209)	283,576,812

NET ASSETS
Total increase (decrease) in net assets	(301,966,887)	278,508,385
Beginning of year	416,178,472	137,670,087

End of year	$114,211,585	$416,178,472

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	23

Financial Highlights

(For a share outstanding throughout each period)

	iShares Inflation Hedged Corporate Bond ETF
			Period From
	Year Ended		05/08/18	(a)
	10/31/19		to 10/31/18

Net asset value, beginning of period	$24.31		$25.00

Net investment income(b)	0.91		0.37
Net realized and unrealized gain (loss)(c)	2.01			(0.70)

Net increase (decrease) from investment operations	2.92			(0.33)

Distributions(d)
From net investment income	(0.90)			(0.36)

Total distributions	(0.90)			(0.36)

Net asset value, end of period	$26.33		$24.31

Total Return
Based on net asset value	12.26	%(e)	(1.34	)%(f)

Ratios to Average Net Assets
Total expenses(g)	0.20%		0.20	%(h)

Total expenses after fees waived(g)	0.05%		0.05	%(h)

Net investment income	3.60%		3.04	%(h)

Supplemental Data
Net assets, end of period (000)	$7,898		$9,725

Portfolio turnover rate(i)(j)	0%		0	%(f)(k)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Includes payment received from an affiliate, which impacted the Fund’s total return. Excluding the payment from an affiliate, the Fund’s total return would have been 12.22%.
(f)	Not annualized.
(g)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions.
(j)

Portfolio turnover rate excludes the portfolio activity of the underlying fund in which the Fund is invested. See the underlying fund’s financial highlights for its respective portfolio turnover rates.

(k)	Rounds to less than 1%.

See notes to financial statements.

24	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Interest Rate Hedged Corporate Bond ETF
	Year Ended 10/31/19	Year Ended 10/31/18	Year Ended 10/31/17		Year Ended 10/31/16	Year Ended 10/31/15

Net asset value, beginning of year	$95.79	$96.62	$92.49		$92.13	$97.95

Net investment income(a)	3.35	3.16	2.76		2.74	2.95
Net realized and unrealized gain (loss)(b)	(0.97)	(1.16)	3.73		(0.29)	(5.82)

Net increase (decrease) from investment operations	2.38	2.00	6.49		2.45	(2.87)

Distributions(c)
From net investment income	(3.12)	(2.83)	(2.36)		(2.09)	(2.81)
From net realized gain	(1.55)	—	—		—	—
Return of capital	—	—	—		—	(0.14)

Total distributions	(4.67)	(2.83)	(2.36)		(2.09)	(2.95)

Net asset value, end of year	$93.50	$95.79	$96.62		$92.49	$92.13

Total Return
Based on net asset value	2.63%	2.08%	7.11%		2.70%	(2.97)%

Ratios to Average Net Assets
Total expenses(d)	0.30%	0.30%	0.30%		0.30%	0.30%

Total expenses after fees waived(d)	0.10%	0.10%	0.10%		0.10%	0.11%

Net investment income	3.59%	3.27%	2.91%		3.01%	3.12%

Supplemental Data
Net assets, end of year (000)	$126,232	$215,530	$77,295		$32,372	$18,427

Portfolio turnover rate(e)(f)	4%	2%	0	%(g)	2%	8%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(e)	Portfolio turnover rate excludes in-kind transactions.
(f)

Portfolio turnover rate excludes the portfolio activity of the underlying fund in which the Fund is invested. See the underlying fund’s financial highlights for its respective portfolio turnover rates.

(g)	Rounds to less than 1%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	25

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Interest Rate Hedged High Yield Bond ETF
	Year Ended 10/31/19	Year Ended 10/31/18		Year Ended 10/31/17	Year Ended 10/31/16		Year Ended 10/31/15

Net asset value, beginning of year	$90.47	$91.78		$87.42	$87.66		$96.93

Net investment income(a)	5.51	4.98		4.57	4.86		4.80
Net realized and unrealized gain (loss)(b)	(2.92)	(1.46)		4.21	(0.94)		(9.29)

Net increase (decrease) from investment operations	2.59	3.52		8.78	3.92		(4.49)

Distributions(c)
From net investment income	(5.18)	(4.83)		(4.42)	(4.16)		(4.74)
Return of capital	(0.02)	—		—	—		(0.04)

Total distributions	(5.20)	(4.83)		(4.42)	(4.16)		(4.78)

Net asset value, end of year	$87.86	$90.47		$91.78	$87.42		$87.66

Total Return
Based on net asset value	3.00%	3.93%		10.26%	4.73%		(4.77)%

Ratios to Average Net Assets
Total expenses(d)	0.65%	0.65%		0.65%	0.65%		0.65%

Total expenses after fees waived(d)	0.05%	0.05%		0.05%	0.05%		0.06%

Net investment income	6.22%	5.46%		5.04%	5.78%		5.21%

Supplemental Data
Net assets, end of year (000)	$114,212	$416,178		$137,670	$30,596		$48,215

Portfolio turnover rate(e)(f)	1%	0	%(g)	0%	0	%(g)	3%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(e)	Portfolio turnover rate excludes in-kind transactions.
(f)

Portfolio turnover rate excludes the portfolio activity of the underlying fund in which the Fund is invested. See the underlying fund’s financial highlights for its respective portfolio turnover rates.

(g)	Rounds to less than 1%.

See notes to financial statements.

26	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION

iShares U.S. ETF Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Inflation Hedged Corporate Bond	Non-diversified
Interest Rate Hedged Corporate Bond	Diversified
Interest Rate Hedged High Yield Bond	Diversified

Currently each Fund seeks to achieve its investment objective by investing a substantial portion of its assets in an iShares fund (an “underlying fund”). The financial statements and schedules of investments for the underlying funds should be read in conjunction with the Funds’ financial statements.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Investment Transactions and Income Recognition: Investment transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions from the underlying funds, if any, are recognized on the ex-dividend date. Interest income is accrued daily.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A fund determines the fair value of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Exchange-traded funds and closed-end funds traded on a recognized securities exchange are valued at that day’s last traded price or official closing price, as applicable, on the exchange where the fund is primarily traded. Funds traded on a recognized exchange for which there were no sales on that day may be valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Futures contract notional values are determined based on that day’s last reported settlement price on the exchange where the contract is traded.

•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of an investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and the cost approach.

NOTES TO FINANCIAL STATEMENTS	27

Notes to Financial Statements  (continued)

Valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of October 31, 2019, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates and is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund, if any, are also disclosed in its schedule of investments. The market value of any securities on loan as of October 31, 2019 and the value of the related cash collateral are disclosed in the statements of assets and liabilities.

Securities lending transactions are entered into by a fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the fund can reinvest cash collateral received in connection with loaned securities.

The following table is a summary of the securities lending agreements by counterparty which are subject to offset under an MSLA as of October 31, 2019:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

Interest Rate Hedged Corporate Bond
Citigroup Global Markets Inc.	$1,277,100	$1,277,100		$—	$—

Interest Rate Hedged High Yield Bond
JPMorgan Securities LLC	$29,757,166	$29,757,166		$—	$—
Wells Fargo Securities LLC	18,959,217	18,959,217		—	—

	$48,716,383	$48,716,383		$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

28	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: U.S. Treasury futures are used by the iShares Inflation Hedged Corporate Bond ETF to mitigate the potential impact of interest rates on the performance of the bonds held by the Fund or its underlying fund. Futures contracts are standardized, exchange-traded agreements to buy or sell a specific quantity of an underlying instrument at a set price on a future date. Depending on the terms of a contract, a futures contract is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date.

Upon entering into a futures contract, a fund is required to pledge to the executing broker which holds segregated from its own assets, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum initial margin requirements of the exchange on which the contract is traded. Securities deposited as initial margin, if any, are designated in the schedule of investments and cash deposited, if any, is shown as cash pledged for futures contracts in the statement of assets and liabilities.

Pursuant to the contract, a fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation or depreciation and, if any, shown as variation margin receivable or payable on futures contracts in the statement of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the statement of operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. Losses may arise if the notional value of a futures contract decreases due to an unfavorable change in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and the assets underlying such contracts.

Swaps: Swaps are financial agreements to exchange cash flows in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. The iShares Inflation Hedged Corporate Bond ETF uses inflation swaps to mitigate the potential impact of inflation on the performance of the bonds held by the Fund or its underlying fund. The iShares Interest Rate Hedged Corporate Bond ETF and iShares Interest Rate Hedged High Yield Bond ETF use interest rate swaps to mitigate the potential impact of interest rates on the performance of the bonds held by each Fund or its underlying fund.

Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (“centrally cleared swaps”). Each Fund enters into centrally cleared swaps.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (“CCP”) and the CCP becomes the Funds’ counterparty on the swap. Each Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, each Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the schedule of investments and cash deposited is shown as cash pledged for centrally cleared swaps on the statement of assets and liabilities. The daily change in valuation of centrally cleared swaps is recorded as variation margin receivable or payable on centrally cleared swaps in the statement of assets and liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the statement of operations. Payments received from (paid to) the counterparty are amortized over the term of the contract as a realized gain (loss) in the statement of operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risks in excess of the amounts recognized in the statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
Inflation Hedged Corporate Bond	0.20%
Interest Rate Hedged Corporate Bond	0.30
Interest Rate Hedged High Yield Bond	0.65

NOTES TO FINANCIAL STATEMENTS	29

Notes to Financial Statements  (continued)

Expense Waivers: A fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). The total of the investment advisory fee and acquired fund fees and expenses is a fund’s total annual operating expenses.

For the iShares Inflation Hedged Corporate Bond ETF, BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through February 28, 2023 so that the Fund’s total annual operating expenses after fee waiver is equal to the acquired fund fees and expenses attributable to the Fund’s investment in the iShares iBoxx $ Investment Grade Corporate Bond ETF (“LQD”), after taking into account any fee waivers by LQD, plus 0.05%.

For the iShares Interest Rate Hedged Corporate Bond ETF, BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through February 28, 2022 so that the Fund’s total annual operating expenses after fee waiver is equal to the acquired fund fees and expenses attributable to the Fund’s investment in LQD, after taking into account any fee waivers by LQD, plus 0.10%.

For the iShares Interest Rate Hedged High Yield Bond ETF, BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through February 28, 2022 so that the Fund’s total annual operating expenses after fee waiver is equal to the acquired fund fees and expenses attributable to the Fund’s investment in the iShares iBoxx $ High Yield Corporate Bond ETF (“HYG”), after taking into account any fee waivers by HYG, plus 0.05%.

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, or its affiliates, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2019, each Fund retained 80% of securities lending income (which excludes collateral investment fees) and the amount retained was not less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in a calendar year exceeded a specified threshold, each Fund, pursuant to the securities lending agreement, retained for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in its statement of operations. For the year ended October 31, 2019, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC
Inflation Hedged Corporate Bond	$856
Interest Rate Hedged Corporate Bond	29,074
Interest Rate Hedged High Yield Bond	194,174

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

During the year ended October 31, 2019, iShares Inflation Hedged Corporate Bond ETF received a reimbursement of $3,785 from an affiliate, which is included in other income — affiliated in the statement of operations, related to an operating event.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends — affiliated in the statement of operations.

30	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

7.	PURCHASES AND SALES

For the year ended October 31, 2019, purchases and sales of investments, excluding in-kind transactions and short-term investments, were as follows:

iShares ETF	Purchases	Sales
Inflation Hedged Corporate Bond	$—	$3,047,738
Interest Rate Hedged Corporate Bond	7,148,015	25,884,585
Interest Rate Hedged High Yield Bond	1,714,988	12,240,944

For the year ended October 31, 2019, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Interest Rate Hedged Corporate Bond	$97,195,533	$181,359,425
Interest Rate Hedged High Yield Bond	48,189,742	329,791,577

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

Management has analyzed tax laws and regulations and their application to the Funds as of October 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of October 31, 2019, the following permanent differences attributable to distributions paid in excess of taxable income and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)
Interest Rate Hedged Corporate Bond	$5,808,406	$(5,808,406)
Interest Rate Hedged High Yield Bond	(10,818,234)	10,818,234

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 10/31/19	Period Ended 10/31/18
Inflation Hedged Corporate Bond
Ordinary income	$309,024	$145,345

Interest Rate Hedged Corporate Bond
Ordinary income	$6,324,931	$4,818,154
Long-term capital gains	3,185,296	68,004

	$9,510,227	$4,886,158

Interest Rate Hedged High Yield Bond
Ordinary income	$13,632,971	$14,460,293
Return of capital	46,369	—

	$13,679,340	$14,460,293

As of October 31, 2019, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses) (b)	Total
Inflation Hedged Corporate Bond	$872	$(23,976)	$389,175	$366,071
Interest Rate Hedged Corporate Bond	—	(9,006,965)	(1,611,088)	(10,618,053)
Interest Rate Hedged High Yield Bond	—	(5,070,240)	(5,326,135)	(10,396,375)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on certain futures contracts.

NOTES TO FINANCIAL STATEMENTS	31

Notes to Financial Statements  (continued)

As of October 31, 2019, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Inflation Hedged Corporate Bond	$6,834,805	$775,174	$(385,999)	$389,175
Interest Rate Hedged Corporate Bond	119,803,537	9,293,383	(10,904,471)	(1,611,088)
Interest Rate Hedged High Yield Bond	164,564,828	8,354	(5,334,489)	(5,326,135)

9.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

Market Risk: Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

Changes in market interest rates or economic conditions may affect the value and/or liquidity of fixed income investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. Securities with longer durations tend to be more sensitive to interest rate changes, usually making their prices more volatile than those of securities with shorter durations. Given the environment of historically low interest rates, a fund may be subject to a greater risk of price losses if interest rates rise.

Credit Risk: Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

High yield securities that are rated below investment-grade (commonly referred to as “junk bonds”) or are unrated may be deemed speculative, involve greater levels of risk than higher-rated securities of similar maturity and are more likely to default. High yield securities may be issued by less creditworthy issuers, and issuers of high yield securities may be unable to meet their interest or principal payment obligations. High yield securities are subject to extreme price fluctuations, may be less liquid than higher rated fixed-income securities, even under normal economic conditions, and frequently have redemption features.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

10.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

32	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Transactions in capital shares were as follows:

	Year Ended 10/31/19		Period Ended 10/31/18
iShares ETF	Shares	Amount	Shares	Amount

Inflation Hedged Corporate Bond
Shares sold	—	$—	400,000	$10,000,000
Shares redeemed	(100,000)	(2,467,730)	—	—

Net increase (decrease)	(100,000)	$(2,467,730)	400,000	$10,000,000

Interest Rate Hedged Corporate Bond
Shares sold	1,100,000	$101,230,335	2,800,000	$271,201,190
Shares redeemed	(2,000,000)	(186,887,781)	(1,350,000)	(130,742,844)

Net increase (decrease)	(900,000)	$(85,657,446)	1,450,000	$140,458,346

Interest Rate Hedged High Yield Bond
Shares sold	550,000	$49,117,336	3,500,000	$320,022,946
Shares redeemed	(3,850,000)	(335,606,545)	(400,000)	(36,446,134)

Net increase (decrease)	(3,300,000)	$(286,489,209)	3,100,000	$283,576,812

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the statement of assets and liabilities.

11.	LEGAL PROCEEDINGS

On June 16, 2016, investors in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares Preferred and Income Securities ETF) filed a class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. Plaintiffs have appealed the court’s decision. The appeal was fully briefed on January 18, 2019, and a hearing on Plaintiffs’ appeal took place on November 19, 2019.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	33

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares U.S. ETF Trust and

Shareholders of iShares Inflation Hedged Corporate Bond ETF,

iShares Interest Rate Hedged High Yield Bond ETF and

iShares Interest Rate Hedged Corporate Bond ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares Inflation Hedged Corporate Bond ETF, iShares Interest Rate Hedged High Yield Bond ETF and iShares Interest Rate Hedged Corporate Bond ETF (three of the funds constituting iShares U.S. ETF Trust, hereafter collectively referred to as the “Funds”) as of October 31, 2019, the related statements of operations and changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2019, the results of each of their operations and changes in each of their net assets for each of the periods indicated in the table below and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

iShares Inflation Hedged Corporate Bond ETF: statement of operations for the year ended October 31, 2019 and statement of changes in net assets for the year ended October 31, 2019 and period May 8, 2018 (commencement of operations) to October 31, 2018.

iShares Interest Rate Hedged High Yield Bond ETF and iShares Interest Rate Hedged Corporate Bond ETF: statements of operations for the year ended October 31, 2019 and statements of changes in net assets for each of the two years in the period ended October 31, 2019.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 19, 2019

We have served as the auditor of one or more BlackRock investment companies since 2000.

34	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Important Tax Information  (unaudited)

For the fiscal year ended October 31, 2019, the Funds hereby designate the following maximum amounts allowable as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations:

iShares ETF	Interest-Related Dividends
Inflation Hedged Corporate Bond	$224,652
Interest Rate Hedged Corporate Bond	3,315,332
Interest Rate Hedged High Yield Bond	5,719,945

The Funds hereby designate the following amounts of distributions from direct federal obligation interest for the fiscal year ended October 31, 2019:

iShares ETF	Federal Obligation Interest
Inflation Hedged Corporate Bond	$1,155
Interest Rate Hedged Corporate Bond	51,794
Interest Rate Hedged High Yield Bond	22,768

The law varies in each state as to whether and what percent of ordinary income dividends attribute to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

The following distribution amounts are hereby designated for the fiscal year ended October 31, 2019:

iShares ETF	20% Rate Long-Term Capital Gain Dividends
Interest Rate Hedged Corporate Bond	$3,185,296

IMPORTANT TAX INFORMATION	35

Board Review and Approval of Investment Advisory Contract

I. iShares Inflation Hedged Corporate Bond ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Trustees) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on May 6, 2019 and May 17, 2019, a committee composed of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 17-19, 2019, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Trustees, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2018, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund is an actively managed ETF that does not seek to track the performance of a specified index and that the management team for the Fund manages the Fund’s portfolio in accordance with its investment objective. The Board further noted that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its reference benchmark. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with expectations relative to the Fund’s reference benchmark.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the June 17-19, 2019 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

36	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract  (continued)

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers by the Adviser, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services, noting that such costs have increased over the past year. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with a similar investment strategy or investment mandate as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s increased profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFAaffiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Trustees, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	37

Board Review and Approval of Investment Advisory Contract  (continued)

II. iShares Interest Rate Hedged Corporate Bond ETF and iShares Interest Rate Hedged High Yield Bond ETF (the “Funds”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Trustees) assess BlackRock’s services to the Funds, including investment management; fund accounting; administrative and shareholder services; oversight of the Funds’ service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on May 6, 2019 and May 17, 2019, a committee composed of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 17-19, 2019, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered various factors, including: (i) the expenses and performance of each Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to each Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Trustees, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Funds: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which each Fund invests (if applicable), and waivers/reimbursements (if applicable) of each Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising each Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the applicable Peer Groups. The Board further noted that due to the limitations in providing comparable funds in the various Peer Groups, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) for the Funds were higher than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in their respective Peer Group, excluding iShares funds. In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as any particular Fund, Broadridge also provided, and the Board reviewed, a comparison of such Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2018, to that of relevant comparison fund(s) for the same periods. The Board noted that each Fund is an actively managed ETF that does not seek to track the performance of a specified index and that the management team for each Fund manages its portfolio in accordance with its investment objective. The Board further noted that, during the year, the Board received periodic reports on each Fund’s short- and longer-term performance in comparison with its reference benchmark. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that each Fund generally performed in line with expectations relative to its respective reference benchmark.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 17-19, 2019 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Funds and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Funds, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA

38	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract  (continued)

and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers by the Adviser, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Funds. The Board also discussed BFA’s estimated profit margin as reflected in the Funds’ profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Funds increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services, noting that such costs have increased over the past year. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Funds did not provide for breakpoints in the Funds’ investment advisory fee rate as the assets of the Funds increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with a similar investment strategies or investment mandates as the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Funds, including in terms of the types of services and generally more extensive services provided to the Funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as a publicly traded ETFs, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Funds’ expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, both direct and indirect, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s increased profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Trustees, determined that the Funds’ investment advisory fee rates under the Advisory Contract do not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	39

Supplemental Information  (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Inflation Hedged Corporate Bond(a)	$0.893545	$—	$0.007490	$0.901035	99%	—%	1%	100%
Interest Rate Hedged Corporate Bond(a)	3.090802	1.553803	0.028386	4.672991	66	33	1	100
Interest Rate Hedged High Yield Bond(a)	5.037555	—	0.160202	5.197757	97	—	3	100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

Premium/discount information for the Funds covering the most recently completed calendar year and the most recently completed calendar quarters since that year (or since the Fund began trading, if shorter) is publicly accessible, free of charge, at iShares.com.

The following information shows the frequency of distributions of premiums and discounts for the Funds for the immediately preceding five calendar years (or from the date a Fund began trading on the secondary market, if less than five years) through the date of the most recent calendar quarter-end. Each line in each table shows the number of trading days in which the Fund traded within the premium/discount range indicated. Premium/discount ranges with no trading days are omitted. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Inflation Hedged Corporate Bond ETF

Period Covered: May 10, 2018 through September 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0% and Less than 1.5%	3	0.86%
Greater than 0.5% and Less than 1.0%	23	6.57
Greater than 0.0% and Less than 0.5%	167	47.71
At NAV	2	0.57
Less than 0.0% and Greater than –0.5%	140	40.00
Less than –0.5% and Greater than –1.0%	14	4.00
Less than –1.0% and Greater than –1.5%	1	0.29

	350	100.00%

40	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information  (unaudited) (continued)

iShares Interest Rate Hedged Corporate Bond ETF

Period Covered: May 28, 2014 through September 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 6.0%	16	1.19%
Greater than 1.5% and Less than 2.0%	1	0.07
Greater than 1.0% and Less than 1.5%	8	0.59
Greater than 0.5% and Less than 1.0%	12	0.89
Greater than 0.0% and Less than 0.5%	744	55.28
At NAV	60	4.46
Less than 0.0% and Greater than –0.5%	499	37.07
Less than –0.5% and Greater than –1.0%	4	0.30
Less than –6.0%	2	0.15

	1,346	100.00%

iShares Interest Rate Hedged High Yield Bond ETF

Period Covered: May 28, 2014 through September 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 6.0%	3	0.22%
Greater than 2.5% and Less than 3.0%	1	0.07
Greater than 1.0% and Less than 1.5%	7	0.52
Greater than 0.5% and Less than 1.0%	24	1.78
Greater than 0.0% and Less than 0.5%	642	47.71
At NAV	79	5.87
Less than 0.0% and Greater than –0.5%	585	43.46
Less than –0.5% and Greater than –1.0%	3	0.22
Less than –1.0% and Greater than –1.5%	2	0.15

	1,346	100.00%

SUPPLEMENTAL INFORMATION	41

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualify, and all other officers shall hold office until he or she resigns or is removed. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares Trust, and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 352 funds as of October 31, 2019. With the exception of Robert S. Kapito, Salim Ramji, Charles Park and Neal J. Andrews, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji, Mr. Park and Mr. Andrews is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito(a) (62)	Trustee (since 2011).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares Trust (since 2009).
Salim Ramji(b) (49)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares Trust (since 2019).

(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

(b) Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Cecilia H. Herbert (70)	Trustee (since 2011); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Technology and Quality Committees of Stanford Health Care (since 2016); Member of the Audit Committee (since 2018) and Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Director of iShares, Inc. (since 2005); Trustee of iShares Trust (since 2005); Independent Board Chair of iShares, Inc. and iShares Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).
Jane D. Carlin (63)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares Trust (since 2015); Member of the Audit Committee (since 2016) and Director of The Hanover Insurance Group, Inc. (since (2016).
Richard L. Fagnani (64)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares Trust (since 2017).

42	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Kerrigan (64)	Trustee (since 2011); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares Trust (since 2005).
Drew E. Lawton (60)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares Trust (since 2017).
John E. Martinez (58)	Trustee (since 2011); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares Trust (since 2003); Director of Cloudera Foundation (since 2017); Director of Reading Partners (2012-2016).
Madhav V. Rajan (55)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Armando Senra (48)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and LATAM iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).
Neal J. Andrews (53)	Treasurer and Chief Financial Officer (since 2019).	Managing Director, BlackRock, Inc. (since 2006); Chief Financial Officer of the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2007).
Charles Park (52)	Chief Compliance Officer (since 2011).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).
Deepa Damre (44)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).
Scott Radell (50)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).
Alan Mason (58)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).
Marybeth Leithead (56)	Executive Vice President (since 2019).	Managing Director, BlackRock, Inc. (since 2017); Chief Operating Officer of Americas iShares (since 2017); Portfolio Manager, Municipal Institutional & Wealth Management (2009-2016).

TRUSTEE AND OFFICER INFORMATION	43

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.

•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The iShares Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The iShares Funds’ Forms N-Q are available on the SEC’s website at sec.gov. The iShares Funds also disclose their complete schedule of portfolio holdings on a daily basis on the iShares website at iShares.com.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

44	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Portfolio Abbreviations — Fixed Income

CPI	Consumer Price Index

LIBOR	London Interbank Offered Rate

GLOSSARY OF TERMS USED IN THIS REPORT	45

Additional Financial Information

Schedules of Investments (Unaudited)

October 31, 2019

Statements of Assets and Liabilities (Unaudited)

October 31, 2019

Audited Financial Statements

February 28, 2019

iShares Trust

iShares iBoxx $ High Yield Corporate Bond ETF  |  HYG  |  NYSE Arca

iShares iBoxx $ Investment Grade Corporate Bond ETF  |  LQD  |  NYSE Arca

Schedule of Investments (unaudited) October 31, 2019	iShares® iBoxx $ High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes

Advertising — 0.4%
Lamar Media Corp.
5.00%, 05/01/23 (Call 05/01/20)(a)	$10,490	$10,687,781
5.38%, 01/15/24 (Call 01/15/20)	8,463	8,679,825
5.75%, 02/01/26 (Call 02/01/21)(a)	15,041	15,903,488
Outfront Media Capital LLC/Outfront Media Capital Corp.
5.00%, 08/15/27 (Call 08/15/22)(a)(b)	13,587	14,222,328
5.63%, 02/15/24 (Call 02/15/20)	10,112	10,395,397
5.88%, 03/15/25 (Call 09/15/20)(a)	8,754	9,038,505

		68,927,324

Aerospace & Defense — 2.8%
Arconic Inc.
5.13%, 10/01/24 (Call 07/01/24)(a)	27,044	29,004,690
5.40%, 04/15/21 (Call 01/15/21)(a)	26,765	27,574,127
5.87%, 02/23/22	12,698	13,543,647
6.15%, 08/15/20(a)	4,718	4,848,975
BBA U.S. Holdings Inc., 4.00%, 03/01/28 (Call 03/01/23)(b)	8,322	8,259,585
Bombardier Inc.
5.75%, 03/15/22(b)	10,640	10,427,200
6.00%, 10/15/22 (Call 04/15/20)(a)(b)	27,529	26,832,172
6.13%, 01/15/23(a)(b)	27,322	26,701,157
7.50%, 12/01/24 (Call 12/01/20)(a)(b)	22,183	21,475,917
7.50%, 03/15/25 (Call 03/15/20)(a)(b)	34,161	32,692,682
7.88%, 04/15/27 (Call 04/15/22)(b)	46,325	43,748,172
8.75%, 12/01/21(b)	21,088	22,365,636
TransDigm Inc.
5.50%, 11/15/27 (Call 11/15/22)(b)	35,936	35,817,052
6.00%, 07/15/22 (Call 07/15/20)(a)	27,598	28,067,166
6.25%, 03/15/26 (Call 03/15/22)(a)(b)	92,384	98,908,620
6.38%, 06/15/26 (Call 06/15/21)(a)	20,918	21,807,015
6.50%, 07/15/24 (Call 07/15/20)(a)	26,733	27,558,381
6.50%, 05/15/25 (Call 05/15/20)(a)	15,932	16,504,755
7.50%, 03/15/27 (Call 03/15/22)(a)	10,864	11,692,597
TransDigm UK Holdings PLC, 6.88%, 05/15/26 (Call 05/15/21)(a)	10,415	11,083,839
Triumph Group Inc.
6.25%, 09/15/24 (Call 09/15/20)(b)	5,622	5,904,506
7.75%, 08/15/25 (Call 08/15/20)(a)	12,493	12,512,520

		537,330,411

Agriculture — 0.3%
JBS Investments II GmbH
5.75%, 01/15/28 (Call 07/30/22)(a)(b)	16,440	17,097,600
7.00%, 01/15/26 (Call 01/15/22)(b)	22,054	23,906,536
Vector Group Ltd., 6.13%, 02/01/25 (Call 02/01/20)(b)	20,661	19,836,713

		60,840,849

Airlines — 0.2%
Air Canada, 7.75%, 04/15/21(a)(b)	7,645	8,199,613
American Airlines Group Inc., 5.00%, 06/01/22(b)	16,154	16,863,461
United Airlines Holdings Inc., 4.25%, 10/01/22(a)	7,864	8,114,468

		33,177,542

Apparel — 0.2%
Hanesbrands Inc.
4.63%, 05/15/24 (Call 02/15/24)(a)(b)	17,324	18,189,911
4.88%, 05/15/26 (Call 02/15/26)(a)(b)	21,085	22,303,976

		40,493,887

Security	Par (000)	Value

Auto Manufacturers — 0.9%
Allison Transmission Inc.
4.75%, 10/01/27 (Call 10/01/22)(a)(b)	$9,345	$9,565,776
5.00%, 10/01/24 (Call 10/01/20)(a)(b)	23,314	23,884,027
5.88%, 06/01/29 (Call 06/01/24)(a)(b)	10,586	11,403,107
Fiat Chrysler Automobiles NV, 5.25%, 04/15/23(a)	31,515	33,642,262
Jaguar Land Rover Automotive PLC
4.50%, 10/01/27 (Call 07/01/27)(a)(b)	9,750	8,364,734
5.63%, 02/01/23 (Call 02/01/20)(a)(b)	12,850	12,801,455
Navistar International Corp., 6.63%, 11/01/25 (Call 11/01/20)(a)(b)	25,474	25,935,716
Tesla Inc., 5.30%, 08/15/25 (Call 08/15/20)(a)(b)	41,628	39,276,018

		164,873,095

Auto Parts & Equipment — 1.2%
Adient Global Holdings Ltd., 4.88%, 08/15/26 (Call 08/15/21)(a)(b)	19,977	15,829,653
Adient U.S. LLC, 7.00%, 05/15/26 (Call 05/15/22)(b)	16,535	17,364,766
American Axle & Manufacturing Inc.
6.25%, 04/01/25 (Call 04/01/20)(a)	16,935	16,363,444
6.25%, 03/15/26 (Call 03/15/21)(a)	9,104	8,660,891
6.50%, 04/01/27 (Call 04/01/22)(a)	11,566	10,973,243
6.63%, 10/15/22 (Call 10/15/20)	8,910	8,982,938
Dana Financing Luxembourg Sarl, 5.75%, 04/15/25 (Call 04/15/20)(a)(b)	8,438	8,710,710
Dana Inc., 5.50%, 12/15/24 (Call 12/15/19)(a)	9,687	9,968,529
Goodyear Tire & Rubber Co. (The)
4.88%, 03/15/27 (Call 12/15/26)(a)	15,352	15,440,613
5.00%, 05/31/26 (Call 05/31/21)(a)	19,949	20,647,215
5.13%, 11/15/23 (Call 11/15/19)(a)	22,271	22,574,331
Panther BF Aggregator 2 LP/Panther Finance Co. Inc.
6.25%, 05/15/26 (Call 05/15/22)(a)(b)	22,079	23,419,637
8.50%, 05/15/27 (Call 05/15/22)(a)(b)	44,974	45,311,305

		224,247,275

Banks — 1.2%
CIT Group Inc.
4.13%, 03/09/21 (Call 02/09/21)	9,223	9,430,517
4.75%, 02/16/24 (Call 11/16/23)(a)	11,931	12,743,148
5.00%, 08/15/22	24,203	25,750,762
5.00%, 08/01/23	17,119	18,465,593
5.25%, 03/07/25 (Call 12/07/24)(a)	12,422	13,670,877
6.13%, 03/09/28	11,470	13,534,600
Deutsche Bank AG, 4.30%, 05/24/28 (Call 05/24/23)(a)(c)	32,746	30,984,632
Deutsche Bank AG/New York NY, 4.88%, 12/01/32 (Call 12/01/27)(a)(c)	23,053	21,117,009
Fifth Third Bancorp., 5.10%, (Call 06/30/23)(a)(c)(d)	14,668	14,894,590
Freedom Mortgage Corp.
8.13%, 11/15/24 (Call 11/15/20)(a)(b)	9,443	8,890,683
8.25%, 04/15/25 (Call 04/15/21)(b)	15,143	14,272,277
Intesa Sanpaolo SpA, 5.02%, 06/26/24(a)(b)	45,715	47,689,797

		231,444,485

Building Materials — 0.8%
Builders FirstSource Inc.
5.63%, 09/01/24 (Call 09/01/20)(a)(b)	12,229	12,744,366
6.75%, 06/01/27 (Call 06/01/22)(a)(b)	13,406	14,580,620
Griffon Corp., 5.25%, 03/01/22 (Call 03/01/20)	21,754	21,900,256
Standard Industries Inc./NJ
4.75%, 01/15/28 (Call 01/15/23)(a)(b)	21,743	22,540,968
5.00%, 02/15/27 (Call 02/15/22)(b)	10,332	10,812,007
5.38%, 11/15/24 (Call 11/15/19)(b)	22,969	23,630,507

2019 ISHARES SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2019	iShares® iBoxx $ High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Building Materials (continued)
5.50%, 02/15/23 (Call 02/15/20)(a)(b)	$11,082	$11,289,787
6.00%, 10/15/25 (Call 10/15/20)(b)	24,382	25,673,515
Summit Materials LLC/Summit Materials Finance Corp., 6.13%, 07/15/23 (Call 07/15/20)	12,005	12,214,712

		155,386,738

Chemicals — 1.4%
Ashland LLC, 4.75%, 08/15/22 (Call 05/15/22)(a)	23,092	24,188,870
Blue Cube Spinco LLC
9.75%, 10/15/23 (Call 10/15/20)	13,385	14,631,723
10.00%, 10/15/25 (Call 10/15/20)	9,068	10,144,825
CF Industries Inc., 3.45%, 06/01/23	13,220	13,494,040
Chemours Co. (The)
5.38%, 05/15/27 (Call 02/15/27)(a)	11,792	10,451,889
6.63%, 05/15/23 (Call 05/15/20)	19,361	19,270,340
7.00%, 05/15/25 (Call 05/15/20)(a)	17,215	16,555,092
NOVA Chemicals Corp.
4.88%, 06/01/24 (Call 03/03/24)(a)(b)	22,670	23,082,311
5.00%, 05/01/25 (Call 01/31/25)(b)	12,633	12,762,109
5.25%, 08/01/23 (Call 08/01/20)(b)	10,487	10,628,423
5.25%, 06/01/27 (Call 03/03/27)(b)	22,993	23,707,220
OCI NV, 5.25%, 11/01/24 (Call 11/01/21)(a)(b)	11,425	11,810,594
Olin Corp.
5.00%, 02/01/30 (Call 02/01/24)(a)	12,087	11,926,790
5.13%, 09/15/27 (Call 03/15/22)(a)	9,379	9,683,818
5.63%, 08/01/29 (Call 08/01/24)	18,718	19,548,611
Tronox Finance PLC, 5.75%, 10/01/25 (Call 10/01/20)(a)(b)	9,324	8,760,814
Tronox Inc., 6.50%, 04/15/26 (Call 04/15/21)(a)(b)	14,494	13,994,474
WR Grace & Co.-Conn, 5.13%, 10/01/21(b)	14,673	15,226,906

		269,868,849

Coal — 0.1%
Peabody Energy Corp.
6.00%, 03/31/22 (Call 03/31/20)(b)	6,801	6,290,925
6.38%, 03/31/25 (Call 03/31/20)(b)	7,600	6,248,964

		12,539,889

Commercial Services — 3.6%
Avis Budget Car Rental LLC/Avis Budget Finance Inc.
5.50%, 04/01/23 (Call 04/01/20)	4,300	4,384,710
5.75%, 07/15/27 (Call 06/15/22)(a)(b)	8,826	9,061,694
Herc Holdings Inc., 5.50%, 07/15/27 (Call 07/15/22)(a)(b)	27,993	29,172,157
Hertz Corp. (The)
5.50%, 10/15/24 (Call 10/15/20)(a)(b)	18,656	18,509,229
6.25%, 10/15/22 (Call 10/15/20)	9,992	10,082,165
7.13%, 08/01/26 (Call 08/01/22)(a)(b)	11,402	11,757,875
7.63%, 06/01/22 (Call 06/01/20)(a)(b)	27,483	28,598,961
Jaguar Holding Co. II/Pharmaceutical Product Development LLC, 6.38%, 08/01/23 (Call 08/01/20)(a)(b)	22,666	23,459,310
MPH Acquisition Holdings LLC, 7.13%, 06/01/24 (Call 06/01/20)(b)	36,937	34,354,295
Nielsen Co Luxembourg SARL/The
5.00%, 02/01/25 (Call 02/01/20)(a)(b)	12,739	12,707,152
5.50%, 10/01/21 (Call 12/02/19)(a)(b)	11,742	11,781,385
Nielsen Finance LLC/Nielsen Finance Co.
4.50%, 10/01/20 (Call 12/02/19)	11,283	11,311,884
5.00%, 04/15/22 (Call 04/15/20)(b)	51,968	52,357,760

Security	Par (000)	Value

Commercial Services (continued)
Prime Security Services Borrower LLC/Prime Finance Inc.
5.25%, 04/15/24(b)	$18,829	$19,266,413
5.75%, 04/15/26(a)(b)	30,724	31,482,883
9.25%, 05/15/23 (Call 05/15/20)(b)	23,716	24,949,232
Refinitiv U.S. Holdings Inc.
6.25%, 05/15/26 (Call 11/15/21)(a)(b)	27,164	29,472,940
8.25%, 11/15/26 (Call 11/15/21)(a)(b)	37,076	41,664,155
Service Corp. International/U.S.
4.63%, 12/15/27 (Call 12/15/22)(a)	11,256	11,747,156
5.13%, 06/01/29 (Call 06/01/24)	16,067	17,211,774
5.38%, 05/15/24 (Call 05/15/20)(a)	15,259	15,719,846
ServiceMaster Co. LLC (The), 5.13%, 11/15/24 (Call 11/15/19)(a)(b)	18,249	18,919,397
United Rentals North America Inc.
3.88%, 11/15/27 (Call 11/15/22)	3,589	3,625,787
4.63%, 07/15/23 (Call 11/20/19)	22,361	22,869,713
4.63%, 10/15/25 (Call 10/15/20)(a)	15,674	16,011,145
4.88%, 01/15/28 (Call 01/15/23)(a)	37,460	38,677,450
5.25%, 01/15/30 (Call 01/15/25)(a)	16,163	17,011,557
5.50%, 07/15/25 (Call 07/15/20)	17,381	18,097,097
5.50%, 05/15/27 (Call 05/15/22)	22,532	23,799,425
5.88%, 09/15/26 (Call 09/15/21)	22,425	23,797,231
6.50%, 12/15/26 (Call 12/15/21)(a)	21,888	23,692,561
Verscend Escrow Corp., 9.75%, 08/15/26 (Call 08/15/21)(b)	25,957	27,705,043

		683,259,382

Computers — 1.4%
Banff Merger Sub Inc., 9.75%, 09/01/26 (Call 09/01/21)(a)(b)	34,048	31,877,440
Dell Inc., 4.63%, 04/01/21(a)	7,179	7,380,012
Dell International LLC/EMC Corp.
5.88%, 06/15/21 (Call 06/15/20)(b)	23,353	23,738,546
7.13%, 06/15/24 (Call 06/15/20)(a)(b)	30,905	32,698,223
EMC Corp., 3.38%, 06/01/23 (Call 03/01/23)(a)	21,785	21,974,747
Exela Intermediate LLC/Exela Finance Inc., 10.00%, 07/15/23 (Call 07/15/20)(a)(b)	18,571	8,809,618
Harland Clarke Holdings Corp.
8.38%, 08/15/22 (Call 02/15/20)(b)	20,107	15,969,599
9.25%, 03/01/21 (Call 03/01/20)(a)(b)	12,785	11,796,826
Leidos Holdings Inc., 4.45%, 12/01/20 (Call 09/01/20)	505	511,944
NCR Corp.
5.00%, 07/15/22 (Call 07/15/20)(a)	12,784	12,911,840
5.75%, 09/01/27 (Call 09/01/22)(b)	9,816	10,029,848
5.88%, 12/15/21 (Call 12/15/19)(a)	6,715	6,741,930
6.13%, 09/01/29 (Call 09/01/24)(a)(b)	12,636	13,215,479
6.38%, 12/15/23 (Call 12/15/19)(a)	13,588	13,932,802
Western Digital Corp., 4.75%, 02/15/26 (Call 11/15/25)(a)	52,744	53,863,096

		265,451,950

Cosmetics & Personal Care — 0.3%
Avon International Capital PLC, 6.50%, 08/15/22 (Call 08/15/20)(a)(b)	7,670	7,957,625
Avon International Operations Inc., 7.88%, 08/15/22 (Call 08/15/20)(b)	9,464	9,859,038
Avon Products Inc., 7.00%, 03/15/23	12,424	13,076,260
Edgewell Personal Care Co.
4.70%, 05/19/21	13,706	14,067,290
4.70%, 05/24/22(a)	10,234	10,592,190

SCHEDULES OF INVESTMENTS

Schedule of Investments (unaudited) (continued) October 31, 2019	iShares® iBoxx $ High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Cosmetics & Personal Care (continued)
First Quality Finance Co. Inc., 5.00%, 07/01/25 (Call 07/01/20)(a)(b)	$7,247	$7,502,094

		63,054,497

Distribution & Wholesale — 0.2%
American Builders & Contractors Supply Co. Inc.
4.00%, 01/15/28 (Call 01/15/23)(b)	9,568	9,556,040
5.88%, 05/15/26 (Call 05/15/21)(a)(b)	249	261,525
Anixter Inc., 5.13%, 10/01/21(a)	7,171	7,408,360
Performance Food Group Inc., 5.50%, 10/15/27 (Call 10/15/22)(b)	21,069	22,337,132

		39,563,057

Diversified Financial Services — 3.2%
AerCap Holdings NV, 5.88%, 10/10/79 (Call 10/10/24)(c)	9,978	10,438,984
Allied Universal Holdco LLC/Allied Universal Finance Corp.
6.63%, 07/15/26 (Call 07/15/22)(a)(b)	22,579	24,033,839
9.75%, 07/15/27 (Call 07/15/22)(b)	24,820	26,156,661
Ally Financial Inc.
3.88%, 05/21/24 (Call 04/21/24)	11,015	11,519,718
4.13%, 02/13/22	4,759	4,923,384
4.25%, 04/15/21(a)	10,084	10,338,621
4.63%, 05/19/22	7,093	7,431,159
4.63%, 03/30/25(a)	7,970	8,667,774
5.13%, 09/30/24(a)	14,088	15,507,366
5.75%, 11/20/25 (Call 10/20/25)	22,619	25,220,185
7.50%, 09/15/20(a)	3,336	3,477,780
Nationstar Mortgage Holdings Inc.
8.13%, 07/15/23 (Call 07/15/20)(b)	20,286	21,492,595
9.13%, 07/15/26 (Call 07/15/21)(b)	16,624	18,120,160
Nationstar Mortgage LLC/Nationstar Capital Corp., 6.50%, 07/01/21 (Call 12/02/19)(a)	9,596	9,631,483
Navient Corp.
5.00%, 10/26/20(a)	6,184	6,295,138
5.50%, 01/25/23	21,544	22,432,690
5.88%, 03/25/21	12,438	12,896,713
5.88%, 10/25/24(a)	11,258	11,599,009
6.13%, 03/25/24(a)	19,947	20,989,979
6.50%, 06/15/22(a)	22,596	24,283,921
6.63%, 07/26/21(a)	15,420	16,319,410
6.75%, 06/25/25(a)	11,131	11,767,693
6.75%, 06/15/26(a)	11,676	12,201,420
7.25%, 01/25/22(a)	15,773	17,108,973
7.25%, 09/25/23	9,641	10,556,702
Quicken Loans Inc.
5.25%, 01/15/28 (Call 01/15/23)(a)(b)	22,569	23,213,684
5.75%, 05/01/25 (Call 05/01/20)(a)(b)	26,859	27,717,951
Springleaf Finance Corp.
5.63%, 03/15/23(a)	18,252	19,666,530
6.13%, 05/15/22	21,707	23,362,159
6.13%, 03/15/24 (Call 09/15/23)(a)	27,395	29,888,372
6.63%, 01/15/28 (Call 07/15/27)(a)	19,366	21,447,845
6.88%, 03/15/25(a)	27,984	31,726,860
7.13%, 03/15/26(a)	36,869	42,053,003
7.75%, 10/01/21	13,007	14,177,890
8.25%, 12/15/20(a)	18,270	19,423,751

		616,089,402

Security	Par (000)	Value

Electric — 2.6%
AES Corp./VA
4.00%, 03/15/21(a)	$9,368	$9,530,949
4.50%, 03/15/23 (Call 03/15/20)	10,827	11,108,798
4.88%, 05/15/23 (Call 05/15/20)(a)	11,778	11,981,171
5.13%, 09/01/27 (Call 09/01/22)(a)	9,347	10,022,962
5.50%, 04/15/25 (Call 04/15/20)(a)	11,223	11,673,105
6.00%, 05/15/26 (Call 05/15/21)(a)	9,824	10,514,873
Calpine Corp.
5.25%, 06/01/26 (Call 06/01/21)(a)(b)	26,294	27,277,971
5.38%, 01/15/23 (Call 10/15/20)	27,463	27,833,429
5.50%, 02/01/24 (Call 02/01/20)(a)	11,947	12,088,871
5.75%, 01/15/25 (Call 10/15/20)(a)	30,420	31,256,550
5.88%, 01/15/24 (Call 11/01/19)(a)(b)	9,765	9,969,516
6.00%, 01/15/22 (Call 11/01/19)(b)	13,683	13,708,998
Clearway Energy Operating LLC
5.38%, 08/15/24 (Call 08/15/20)(a)	10,356	10,524,285
5.75%, 10/15/25 (Call 10/15/21)(a)	11,036	11,283,758
NextEra Energy Operating Partners LP
3.88%, 10/15/26 (Call 07/15/26)(a)(b)	12,309	12,278,228
4.25%, 07/15/24 (Call 04/15/24)(a)(b)	14,457	14,926,021
4.25%, 09/15/24 (Call 07/15/24)(a)(b)	12,815	13,178,091
4.50%, 09/15/27 (Call 06/15/27)(a)(b)	11,058	11,320,117
NRG Energy Inc.
5.25%, 06/15/29 (Call 06/15/24)(a)(b)	15,558	16,773,469
5.75%, 01/15/28 (Call 01/15/23)(a)	18,382	19,975,401
6.63%, 01/15/27 (Call 07/15/21)(a)	28,538	31,016,468
7.25%, 05/15/26 (Call 05/15/21)(a)	21,685	23,805,142
Talen Energy Supply LLC
6.50%, 06/01/25 (Call 06/01/20)(a)	14,633	11,007,939
6.63%, 01/15/28 (Call 01/15/23)(b)	10,097	9,721,190
7.25%, 05/15/27 (Call 05/15/22)(a)(b)	15,513	15,474,218
10.50%, 01/15/26 (Call 01/15/22)(a)(b)	13,584	11,563,385
Vistra Energy Corp., 5.88%, 06/01/23 (Call 06/01/20)	8,520	8,707,545
Vistra Operations Co. LLC
5.00%, 07/31/27 (Call 07/31/22)(a)(b)	30,591	31,699,924
5.50%, 09/01/26 (Call 09/01/21)(a)(b)	19,918	21,022,851
5.63%, 02/15/27 (Call 02/15/22)(a)(b)	27,670	29,406,580

		490,651,805

Electrical Components & Equipment — 0.2%
Energizer Holdings Inc.
5.50%, 06/15/25 (Call 06/15/20)(a)(b)	12,707	13,183,513
6.38%, 07/15/26 (Call 07/15/21)(a)(b)	12,413	13,223,786
7.75%, 01/15/27 (Call 01/15/22)(a)(b)	15,319	16,949,113

		43,356,412

Electronics — 0.8%
ADT Security Corp. (The)
3.50%, 07/15/22(a)	20,549	20,635,127
4.13%, 06/15/23(a)	15,168	15,439,761
6.25%, 10/15/21(a)	22,550	24,128,500
APX Group Inc.
7.63%, 09/01/23 (Call 09/01/20)(a)	9,523	8,383,216
7.88%, 12/01/22 (Call 12/01/19)(a)	21,588	21,561,015
8.75%, 12/01/20 (Call 12/02/19)	8,013	7,894,074
Sensata Technologies BV
4.88%, 10/15/23(a)(b)	9,775	10,325,039
5.00%, 10/01/25(a)(b)	14,133	15,231,134
5.63%, 11/01/24(a)(b)	8,800	9,647,000

2019 ISHARES SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2019	iShares® iBoxx $ High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electronics (continued)
Sensata Technologies Inc., 4.38%, 02/15/30 (Call 11/15/29)(b)	$12,239	$12,357,565

		145,602,431

Energy – Alternate Sources — 0.2%
TerraForm Power Operating LLC
4.25%, 01/31/23 (Call 10/31/22)(a)(b)	11,865	12,233,000
4.75%, 01/15/30 (Call 01/15/25)(b)	14,833	15,333,614
5.00%, 01/31/28 (Call 07/31/27)(a)(b)	16,798	17,758,845

		45,325,459

Engineering & Construction — 0.3%
AECOM
5.13%, 03/15/27 (Call 12/15/26)	22,305	23,580,846
5.88%, 10/15/24 (Call 07/15/24)(a)	16,750	18,078,275
Brand Industrial Services Inc., 8.50%, 07/15/25 (Call 07/15/20)(a)(b)	22,796	22,140,615

		63,799,736

Entertainment — 2.3%
AMC Entertainment Holdings Inc.
5.75%, 06/15/25 (Call 06/15/20)(a)	14,282	13,584,377
5.88%, 11/15/26 (Call 11/15/21)(a)	13,069	11,909,126
6.13%, 05/15/27 (Call 05/15/22)(a)	9,570	8,654,869
Caesars Resort Collection LLC/CRC Finco Inc., 5.25%, 10/15/25 (Call 10/15/20)(a)(b)	40,145	41,148,625
Cedar Fair LP, 5.25%, 07/15/29 (Call 07/15/24)(a)(b)	12,213	13,072,551
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op, 5.38%, 04/15/27 (Call 04/15/22)	10,728	11,398,500
Churchill Downs Inc.
4.75%, 01/15/28 (Call 01/15/23)(b)	11,091	11,465,321
5.50%, 04/01/27 (Call 04/01/22)(a)(b)	13,041	13,839,813
Cinemark USA Inc.
4.88%, 06/01/23 (Call 06/01/20)	13,994	14,203,910
5.13%, 12/15/22 (Call 12/15/19)(a)	6,854	6,944,636
Eldorado Resorts Inc.
6.00%, 04/01/25 (Call 04/01/20)	21,408	22,558,680
6.00%, 09/15/26 (Call 09/15/21)	12,546	13,764,904
International Game Technology PLC
6.25%, 02/15/22 (Call 08/15/21)(a)(b)	33,498	35,385,753
6.25%, 01/15/27 (Call 07/15/26)(a)(b)	17,055	19,080,008
6.50%, 02/15/25 (Call 08/15/24)(a)(b)	23,217	25,857,934
Lions Gate Capital Holdings LLC
5.88%, 11/01/24 (Call 11/01/19)(a)(b)	11,334	10,682,295
6.38%, 02/01/24 (Call 02/01/21)(a)(b)	12,086	11,640,329
Live Nation Entertainment Inc., 4.75%, 10/15/27 (Call 10/15/22)(a)(b)	6,514	6,791,496
Scientific Games International Inc.
5.00%, 10/15/25 (Call 10/15/20)(a)(b)	27,429	28,217,584
8.25%, 03/15/26 (Call 03/15/22)(a)(b)	25,152	26,661,120
10.00%, 12/01/22 (Call 12/01/19)(a)	21,886	22,542,580
Six Flags Entertainment Corp.
4.88%, 07/31/24 (Call 07/31/20)(a)(b)	20,651	21,322,158
5.50%, 04/15/27 (Call 04/15/22)(a)(b)	11,517	12,064,058
Stars Group Holdings BV/Stars Group US Co-Borrower LLC, 7.00%, 07/15/26 (Call 07/15/21)(a)(b)	24,324	26,216,407

		429,007,034

Environmental Control — 0.3%
Covanta Holding Corp. 5.88%, 03/01/24 (Call 03/01/20)(a)	8,119	8,362,579

Security	Par (000)	Value

Environmental Control (continued)
5.88%, 07/01/25 (Call 07/01/20)(a)	$7,690	$8,022,052
6.00%, 01/01/27 (Call 01/01/22)(a)	8,992	9,452,840
GFL Environmental Inc.
5.38%, 03/01/23 (Call 03/01/20)(a)(b)	8,452	8,726,690
7.00%, 06/01/26 (Call 06/01/21)(a)(b)	7,443	7,922,965
8.50%, 05/01/27 (Call 05/01/22)(a)(b)	15,743	17,277,942

		59,765,068

Food — 2.5%
Albertsons Companies Inc./Safeway Inc./New Albertsons LP/Albertsons LLC
5.75%, 03/15/25 (Call 09/15/20)	28,599	29,662,883
5.88%, 02/15/28 (Call 08/15/22)(b)	15,728	16,839,318
6.63%, 06/15/24 (Call 06/15/20)	27,830	29,186,712
7.50%, 03/15/26 (Call 03/15/22)(a)(b)	14,408	16,082,518
B&G Foods Inc.
5.25%, 04/01/25 (Call 04/01/20)(a)	23,327	23,779,327
5.25%, 09/15/27 (Call 03/01/22)(a)	12,660	12,628,350
JBS Investments GmbH, 6.25%, 02/05/23
(Call 02/05/20)(b)	12,137	12,372,458
JBS USA LUX SA/JBS USA Finance Inc.
5.75%, 06/15/25 (Call 06/15/20)(a)(b)	25,031	26,000,951
5.88%, 07/15/24 (Call 07/15/20)(a)(b)	19,083	19,679,046
6.75%, 02/15/28 (Call 02/15/23)(b)	19,500	21,535,439
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance Inc.
5.50%, 01/15/30 (Call 01/15/25)(a)(b)	26,396	28,361,560
6.50%, 04/15/29 (Call 04/15/24)(a)(b)	31,799	35,362,542
Lamb Weston Holdings Inc.
4.63%, 11/01/24 (Call 11/01/21)(a)(b)	18,028	18,990,996
4.88%, 11/01/26 (Call 11/01/21)(a)(b)	16,983	17,909,890
Pilgrim’s Pride Corp.
5.75%, 03/15/25 (Call 03/15/20)(b)	23,046	23,881,417
5.88%, 09/30/27 (Call 09/30/22)(a)(b)	18,566	19,879,545
Post Holdings Inc.
5.00%, 08/15/26 (Call 08/15/21)(b)	36,578	38,136,223
5.50%, 03/01/25 (Call 03/01/20)(a)(b)	21,927	22,989,819
5.50%, 12/15/29 (Call 12/15/24)(b)	18,822	19,865,157
5.63%, 01/15/28 (Call 12/01/22)(a)(b)	20,052	21,410,385
5.75%, 03/01/27 (Call 03/01/22)(a)(b)	28,001	29,810,705

		484,365,241

Food Service — 0.4%
Aramark Services Inc.
4.75%, 06/01/26 (Call 06/01/21)(a)	9,623	9,891,714
5.00%, 04/01/25 (Call 04/01/20)(a)(b)	14,431	15,026,279
5.00%, 02/01/28 (Call 02/01/23)(a)(b)	26,944	28,156,480
5.13%, 01/15/24 (Call 01/15/20)	20,534	21,170,759

		74,245,232

Gas — 0.3%
AmeriGas Partners LP/AmeriGas Finance Corp.
5.50%, 05/20/25 (Call 02/20/25)(a)	16,401	17,632,715
5.63%, 05/20/24 (Call 03/20/24)(a)	12,758	13,803,891
5.75%, 05/20/27 (Call 02/20/27)(a)	11,825	12,970,192
5.88%, 08/20/26 (Call 05/20/26)(a)	13,736	15,257,262

		59,664,060

Hand & Machine Tools — 0.1%
Colfax Corp.
6.00%, 02/15/24 (Call 02/15/21)(a)(b)	12,398	13,190,041
6.38%, 02/15/26 (Call 02/15/22)(a)(b)	7,502	8,120,915

		21,310,956

SCHEDULES OF INVESTMENTS

Schedule of Investments (unaudited) (continued) October 31, 2019	iShares® iBoxx $ High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health Care – Products — 0.9%
Avantor Inc.
6.00%, 10/01/24 (Call 10/01/20)(a)(b)	$35,896	$38,368,517
9.00%, 10/01/25 (Call 10/01/20)(a)(b)	47,800	53,458,923
Hologic Inc.
4.38%, 10/15/25 (Call 10/15/20)(a)(b)	22,678	23,263,022
4.63%, 02/01/28 (Call 02/01/23)(a)(b)	7,692	8,071,312
Kinetic Concepts Inc./KCI USA Inc., 12.50%, 11/01/21 (Call 05/01/20)(a)(b)	175	183,356
Ortho-Clinical Diagnostics Inc./Ortho-Clinical Diagnostics SA, 6.63%, 05/15/22 (Call 12/02/19)(a)(b)	29,648	28,647,380
Teleflex Inc.
4.63%, 11/15/27 (Call 11/15/22)(a)	9,867	10,371,450
4.88%, 06/01/26 (Call 06/01/21)(a)	8,874	9,303,834

		171,667,794

Health Care – Services — 6.8%
Acadia Healthcare Co. Inc., 5.63%, 02/15/23 (Call 02/15/20)	16,473	16,761,278
Centene Corp.
4.75%, 05/15/22 (Call 05/15/20)	22,481	23,004,135
4.75%, 01/15/25 (Call 01/15/20)	27,499	28,452,473
5.38%, 06/01/26 (Call 06/01/21)(b)	43,167	45,630,118
6.13%, 02/15/24 (Call 02/15/20)	19,127	19,921,918
Charles River Laboratories International Inc., 4.25%, 05/01/28 (Call 05/01/23)(b)	9,069	9,239,044
CHS/Community Health Systems Inc.
5.13%, 08/01/21 (Call 02/01/20)(a)	20,626	20,574,435
6.25%, 03/31/23 (Call 03/31/20)(a)	73,282	71,515,383
6.88%, 02/01/22 (Call 02/01/20)(a)	52,222	39,922,152
8.00%, 03/15/26 (Call 03/15/22)(b)	37,986	37,083,832
8.13%, 06/30/24 (Call 06/30/21)(a)(b)	27,590	21,103,627
8.63%, 01/15/24 (Call 01/15/21)(a)(b)	24,589	25,059,924
9.88%, 06/30/23 (Call 06/30/20)(a)(b)(e)	39,436	32,919,201
DaVita Inc.
5.00%, 05/01/25 (Call 05/01/20)(a)	33,946	34,377,114
5.13%, 07/15/24 (Call 07/15/20)(a)	39,556	40,436,615
Encompass Health Corp.
4.50%, 02/01/28 (Call 02/01/23)	9,475	9,683,881
4.75%, 02/01/30 (Call 02/01/25)	10,704	11,012,696
5.75%, 11/01/24 (Call 11/01/19)(a)	20,265	20,517,861
Envision Healthcare Corp., 8.75%, 10/15/26 (Call 10/15/21)(a)(b)	28,384	16,320,800
HCA Healthcare Inc., 6.25%, 02/15/21(a)	18,322	19,239,023
HCA Inc.
5.38%, 02/01/25(a)	58,535	64,315,331
5.38%, 09/01/26 (Call 03/01/26)(a)	22,149	24,197,783
5.63%, 09/01/28 (Call 03/01/28)(a)	33,961	38,163,674
5.88%, 05/01/23(a)	26,908	29,596,841
5.88%, 02/15/26 (Call 08/15/25)	33,634	37,805,100
5.88%, 02/01/29 (Call 08/01/28)(a)	21,660	24,529,950
7.50%, 02/15/22	42,302	46,871,238
MEDNAX Inc.
5.25%, 12/01/23 (Call 12/01/19)(a)(b)	15,558	15,789,873
6.25%, 01/15/27 (Call 01/15/22)(b)	23,374	23,140,260
Molina Healthcare Inc., 5.38%, 11/15/22 (Call 08/15/22)(a)	15,019	15,910,753
RegionalCare Hospital Partners Holdings Inc., 8.25%, 05/01/23 (Call 05/01/20)(b)	16,657	17,776,662
RegionalCare Hospital Partners Holdings Inc./LifePoint Health Inc., 9.75%, 12/01/26 (Call 12/01/21)(a)(b)	30,852	33,780,370

Security	Par (000)	Value

Health Care – Services (continued)
Tenet Healthcare Corp.
4.63%, 07/15/24 (Call 07/15/20)	$41,144	$42,371,893
4.63%, 09/01/24 (Call 09/01/21)(b)	12,366	12,731,779
4.88%, 01/01/26 (Call 03/01/22)(a)(b)	43,764	45,295,740
5.13%, 05/01/25 (Call 05/01/20)(a)	31,114	31,852,958
5.13%, 11/01/27 (Call 11/01/22)(b)	32,989	34,393,734
6.25%, 02/01/27 (Call 02/01/22)(a)(b)	33,996	35,940,571
6.75%, 06/15/23(a)	41,784	44,286,210
7.00%, 08/01/25 (Call 08/01/20)(a)	10,726	11,088,003
8.13%, 04/01/22	63,394	68,560,611
WellCare Health Plans Inc.
5.25%, 04/01/25 (Call 04/01/20)(a)	27,642	28,963,633
5.38%, 08/15/26 (Call 08/15/21)(b)	16,688	17,806,144

		1,287,944,621

Holding Companies – Diversified — 0.6%
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
4.75%, 09/15/24 (Call 06/15/24)(a)(b)	12,381	12,544,555
5.88%, 02/01/22 (Call 02/01/20)(a)	25,644	25,885,615
6.25%, 02/01/22 (Call 02/01/20)	24,801	25,424,413
6.25%, 05/15/26 (Call 05/15/22)(a)	26,428	28,033,105
6.38%, 12/15/25 (Call 12/15/20)	16,615	17,505,208
6.75%, 02/01/24 (Call 02/01/20)(a)	11,737	12,227,479

		121,620,375

Home Builders — 1.5%
Beazer Homes USA Inc., 5.88%, 10/15/27 (Call 10/15/22)(a)	5,124	5,021,520
Brookfield Residential Properties Inc./Brookfield Residential U.S. Corp.
6.13%, 07/01/22 (Call 07/01/20)(a)(b)	10,771	10,959,493
6.25%, 09/15/27 (Call 09/15/22)(a)(b)	14,302	14,596,979
K Hovnanian Enterprises Inc.
10.00%, 07/15/22 (Call 07/15/20)(b)	6,928	5,963,853
10.50%, 07/15/24 (Call 07/15/20)(a)(b)	7,211	5,695,000
KB Home, 7.00%, 12/15/21 (Call 09/15/21)	10,190	10,989,915
Lennar Corp.
4.13%, 01/15/22 (Call 10/15/21)(a)	12,416	12,757,440
4.50%, 04/30/24 (Call 01/30/24)	13,251	14,033,148
4.75%, 04/01/21 (Call 02/01/21)	9,957	10,218,869
4.75%, 11/15/22 (Call 08/15/22)	11,695	12,315,434
4.75%, 05/30/25 (Call 02/28/25)(a)	11,727	12,599,818
4.75%, 11/29/27 (Call 05/29/27)	21,336	23,065,993
4.88%, 12/15/23 (Call 09/15/23)	6,794	7,271,851
5.88%, 11/15/24 (Call 05/15/24)(a)	8,986	10,041,855
Meritage Homes Corp., 6.00%, 06/01/25 (Call 03/01/25)(a)	8,121	9,144,754
PulteGroup Inc.
4.25%, 03/01/21 (Call 02/01/21)	7,212	7,369,763
5.00%, 01/15/27 (Call 10/15/26)(a)	15,250	16,664,437
5.50%, 03/01/26 (Call 12/01/25)	14,167	15,878,374
Taylor Morrison Communities Inc.
5.75%, 01/15/28 (Call 10/15/27)(b)	10,175	11,277,933
5.88%, 06/15/27 (Call 03/15/27)(a)(b)	9,833	10,988,377
Toll Brothers Finance Corp.
3.80%, 11/01/29 (Call 08/01/29)(a)	10,405	10,224,809
4.35%, 02/15/28 (Call 11/15/27)(a)	8,493	8,830,066
4.38%, 04/15/23 (Call 01/15/23)	7,369	7,731,358
4.88%, 03/15/27 (Call 12/15/26)(a)	8,799	9,569,423
5.88%, 02/15/22 (Call 11/15/21)(a)	7,872	8,373,840

2019 ISHARES SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2019	iShares® iBoxx $ High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Home Builders (continued)
TRI Pointe Group Inc./TRI Pointe Homes Inc., 5.88%, 06/15/24	$8,745	$9,423,193
William Lyon Homes Inc., 5.88%, 01/31/25 (Call 01/31/20)(a)	10,093	10,296,262

		291,303,757

Home Furnishings — 0.1%
Tempur Sealy International Inc.
5.50%, 06/15/26 (Call 06/15/21)	13,014	13,593,340
5.63%, 10/15/23 (Call 10/15/20)(a)	7,873	8,106,730

		21,700,070

Household Products & Wares — 0.2%
Prestige Brands Inc.
5.38%, 12/15/21 (Call 12/15/19)(a)(b)	6,644	6,656,735
6.38%, 03/01/24 (Call 03/01/20)(a)(b)	12,418	12,961,287
Spectrum Brands Inc., 5.75%, 07/15/25 (Call 07/15/20)(a)	24,387	25,463,774

		45,081,796

Insurance — 0.5%
Acrisure LLC/Acrisure Finance Inc.
7.00%, 11/15/25 (Call 11/15/20)(a)(b)	21,312	19,543,185
8.13%, 02/15/24 (Call 02/15/21)(b)	19,566	20,758,548
10.13%, 08/01/26 (Call 08/01/22)(b)	9,105	9,423,675
Genworth Holdings Inc., 7.63%, 09/24/21	17,567	18,185,504
HUB International Ltd., 7.00%, 05/01/26 (Call 05/01/21)(b)	30,436	31,413,376

		99,324,288

Internet — 2.5%
Match Group Inc.
5.00%, 12/15/27 (Call 12/15/22)(a)(b)	8,575	8,943,526
6.38%, 06/01/24 (Call 06/01/20)(a)	7,046	7,418,903
Netflix Inc.
4.38%, 11/15/26(a)	22,991	23,417,849
4.88%, 04/15/28	36,451	37,664,454
4.88%, 06/15/30 (Call 03/15/30)(a)(b)	20,158	20,392,968
5.38%, 02/01/21(a)	8,783	9,072,107
5.38%, 11/15/29(a)(b)	19,807	20,873,948
5.50%, 02/15/22(a)	12,790	13,556,979
5.75%, 03/01/24(a)	9,235	10,171,544
5.88%, 02/15/25	18,153	20,027,864
5.88%, 11/15/28(a)	41,378	45,520,972
6.38%, 05/15/29(a)(b)	17,441	19,568,619
Symantec Corp.
3.95%, 06/15/22 (Call 03/15/22)(a)	6,863	7,049,674
4.20%, 09/15/20(a)	3,115	3,159,794
5.00%, 04/15/25 (Call 04/15/20)(a)(b)	26,811	27,419,497
Uber Technologies Inc.
7.50%, 11/01/23 (Call 11/01/20)(a)(b)	11,381	11,611,465
7.50%, 09/15/27 (Call 09/15/22)(b)	27,758	27,480,420
8.00%, 11/01/26 (Call 11/01/21)(a)(b)	33,383	33,466,457
VeriSign Inc.
4.63%, 05/01/23 (Call 05/01/20)	14,104	14,358,577
4.75%, 07/15/27 (Call 07/15/22)(a)	10,807	11,428,403
5.25%, 04/01/25 (Call 01/01/25)(a)	9,636	10,573,736
Zayo Group LLC/Zayo Capital Inc.
5.75%, 01/15/27 (Call 01/15/22)(a)(b)	38,195	38,892,059
6.00%, 04/01/23 (Call 04/01/20)	31,514	32,412,464
6.38%, 05/15/25 (Call 05/15/20)(a)	19,756	20,303,735

		474,786,014

Security	Par (000)	Value

Iron & Steel — 0.6%
AK Steel Corp., 7.63%, 10/01/21 (Call 12/02/19)	$10,670	$10,465,349
Allegheny Technologies Inc.
5.95%, 01/15/21 (Call 10/15/20)	8,474	8,715,357
7.88%, 08/15/23 (Call 05/15/23)(a)	12,693	13,855,044
Cleveland-Cliffs Inc.
4.88%, 01/15/24 (Call 01/15/21)(b)	8,304	8,571,757
5.75%, 03/01/25 (Call 03/01/20)(a)	11,413	11,303,863
5.88%, 06/01/27 (Call 06/01/22)(a)(b)	16,166	15,404,177
Steel Dynamics Inc.
5.00%, 12/15/26 (Call 12/15/21)(a)	8,290	8,830,508
5.13%, 10/01/21 (Call 12/02/19)(a)	4,459	4,474,607
5.25%, 04/15/23 (Call 04/15/20)	9,265	9,447,405
5.50%, 10/01/24 (Call 10/01/20)	4,056	4,176,260
U.S. Steel Corp.
6.25%, 03/15/26 (Call 03/15/21)(a)	15,401	12,943,154
6.88%, 08/15/25 (Call 08/15/20)(a)	16,567	14,972,758

		123,160,239

Leisure Time — 0.3%
Sabre GLBL Inc.
5.25%, 11/15/23 (Call 11/15/19)(b)	9,870	10,116,750
5.38%, 04/15/23 (Call 04/15/20)(b)	9,216	9,457,920
Viking Cruises Ltd., 5.88%, 09/15/27 (Call 09/15/22)(b)	21,333	22,671,646
VOC Escrow Ltd., 5.00%, 02/15/28 (Call 02/15/23)(a)(b)	13,905	14,487,272

		56,733,588

Lodging — 2.3%
Boyd Gaming Corp.
6.00%, 08/15/26 (Call 08/15/21)(a)	14,936	15,860,774
6.38%, 04/01/26 (Call 04/01/21)(a)	16,513	17,564,482
6.88%, 05/15/23 (Call 05/15/20)	13,728	14,225,640
Diamond Resorts International Inc.
7.75%, 09/01/23 (Call 09/01/20)(a)(b)	11,081	11,466,508
10.75%, 09/01/24 (Call 09/01/20)(a)(b)	13,588	14,076,319
Hilton Domestic Operating Co. Inc.
4.25%, 09/01/24 (Call 09/01/20)(a)	20,327	20,704,265
4.88%, 01/15/30 (Call 01/15/25)(a)(b)	23,243	24,664,212
5.13%, 05/01/26 (Call 05/01/21)(a)	31,739	33,392,697
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp.
4.63%, 04/01/25 (Call 04/01/20)(a)	18,761	19,322,798
4.88%, 04/01/27 (Call 04/01/22)(a)	10,686	11,300,231
Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp., 6.75%, 11/15/21 (Call 11/15/19)(b)	14,821	15,157,841
Marriott Ownership Resorts Inc./ILG LLC, 6.50%, 09/15/26 (Call 09/15/21)	584	629,978
MGM Resorts International
4.63%, 09/01/26 (Call 06/01/26)(a)	10,173	10,678,683
5.50%, 04/15/27 (Call 01/15/27)(a)	23,532	25,890,102
5.75%, 06/15/25 (Call 03/15/25)(a)	22,916	25,436,760
6.00%, 03/15/23(a)	27,513	30,389,484
6.63%, 12/15/21	22,999	24,953,915
7.75%, 03/15/22	18,275	20,466,573
Wyndham Destinations Inc.
3.90%, 03/01/23 (Call 12/01/22)	7,125	7,203,877
4.25%, 03/01/22 (Call 12/01/21)(a)	12,749	13,035,853
5.75%, 04/01/27 (Call 01/01/27)(a)	8,425	9,226,253
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.
4.25%, 05/30/23 (Call 02/28/23)(a)(b)	8,657	8,965,694
5.25%, 05/15/27 (Call 02/15/27)(a)(b)	19,410	20,244,781

SCHEDULES OF INVESTMENTS

Schedule of Investments (unaudited) (continued) October 31, 2019	iShares® iBoxx $ High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Lodging (continued)
5.50%, 03/01/25 (Call 12/01/24)(a)(b)	$39,429	$41,854,980

		436,712,700

Machinery — 0.1%
Vertiv Group Corp., 9.25%, 10/15/24 (Call 10/15/20)(b)	17,527	16,519,197

Manufacturing — 0.0%
Foxtrot Escrow Issuer LLC/Foxtrot Escrow Corp., 12.25%, 11/15/26 (Call 11/15/22)(b)	7,317	7,354,317

Media — 11.9%
Altice Financing SA
6.63%, 02/15/23 (Call 02/15/20)(a)(b)	44,587	45,799,766
7.50%, 05/15/26 (Call 05/15/21)(b)	63,033	67,110,447
Altice Finco SA, 8.13%, 01/15/24 (Call 12/15/19)(b)	9,013	9,297,802
Altice Luxembourg SA
7.63%, 02/15/25 (Call 02/15/20)(a)(b)	33,763	34,860,297
10.50%, 05/15/27 (Call 05/15/22)(a)(b)	36,568	41,367,550
AMC Networks Inc.
4.75%, 12/15/22 (Call 12/15/19)	12,244	12,352,486
4.75%, 08/01/25 (Call 08/01/21)(a)	17,781	17,958,810
5.00%, 04/01/24 (Call 04/01/20)(a)	23,025	23,413,250
Cablevision Systems Corp., 5.88%, 09/15/22(a)	12,888	13,898,585
CCO Holdings LLC/CCO Holdings Capital Corp.
4.00%, 03/01/23 (Call 11/01/19)(a)(b)	10,229	10,408,008
4.75%, 03/01/30 (Call 09/01/24)(a)(b)	33,448	34,078,772
5.00%, 02/01/28 (Call 08/01/22)(a)(b)	56,578	59,167,858
5.13%, 02/15/23 (Call 02/15/20)(a)	19,322	19,663,586
5.13%, 05/01/23 (Call 05/01/20)(b)	23,297	23,847,503
5.13%, 05/01/27 (Call 05/01/22)(a)(b)	68,571	72,256,691
5.25%, 09/30/22 (Call 09/30/20)(a)	23,463	23,756,288
5.38%, 05/01/25 (Call 05/01/20)(a)(b)	17,174	17,825,736
5.38%, 06/01/29 (Call 06/01/24)(a)(b)	32,416	34,563,560
5.50%, 05/01/26 (Call 05/01/21)(a)(b)	30,488	32,164,840
5.75%, 09/01/23 (Call 03/01/20)(a)	9,502	9,699,299
5.75%, 01/15/24 (Call 07/15/20)	2,276	2,332,217
5.75%, 02/15/26 (Call 02/15/21)(a)(b)	52,031	55,030,696
5.88%, 04/01/24 (Call 04/01/20)(b)	36,458	38,007,465
5.88%, 05/01/27 (Call 05/01/21)(a)(b)	16,091	17,073,627
Clear Channel Worldwide Holdings Inc.
5.13%, 08/15/27 (Call 08/15/22)(a)(b)	10,499	10,941,848
9.25%, 02/15/24 (Call 02/15/21)(a)(b)	44,290	48,708,999
CSC Holdings LLC
5.25%, 06/01/24(a)	15,726	16,963,331
5.38%, 07/15/23 (Call 07/15/20)(a)(b)	21,340	21,899,748
5.38%, 02/01/28 (Call 02/01/23)(b)	22,432	23,728,991
5.50%, 05/15/26 (Call 05/15/21)(a)(b)	30,227	31,926,389
5.50%, 04/15/27 (Call 04/15/22)(a)(b)	28,479	30,272,630
5.75%, 01/15/30 (Call 01/15/25)(b)	49,994	52,557,692
6.50%, 02/01/29 (Call 02/01/24)(a)(b)	37,354	41,813,134
6.63%, 10/15/25 (Call 10/15/20)(a)(b)	21,441	22,834,665
6.75%, 11/15/21(a)	20,248	21,817,220
7.50%, 04/01/28 (Call 04/01/23)(b)	22,189	25,045,834
7.75%, 07/15/25 (Call 07/15/20)(b)	12,408	13,308,011
10.88%, 10/15/25 (Call 10/15/20)(a)(b)	35,175	39,693,580
Diamond Sports Group LLC/Diamond Sports Finance Co.
5.38%, 08/15/26 (Call 08/15/22)(a)(b)	70,229	73,389,305
6.63%, 08/15/27 (Call 08/15/22)(a)(b)	40,834	42,110,062
DISH DBS Corp. 5.00%, 03/15/23(a)	34,121	34,184,977

Security	Par (000)	Value

Media (continued)
5.88%, 07/15/22(a)	$44,733	$46,754,261
5.88%, 11/15/24(a)	44,854	44,897,010
6.75%, 06/01/21	43,490	45,718,862
7.75%, 07/01/26(a)	45,775	46,294,546
Gray Television Inc.
5.13%, 10/15/24 (Call 10/15/20)(a)(b)	11,118	11,519,777
5.88%, 07/15/26 (Call 07/15/21)(a)(b)	15,536	16,332,531
7.00%, 05/15/27 (Call 05/15/22)(a)(b)	18,793	20,531,353
iHeartCommunications Inc.
5.25%, 08/15/27 (Call 08/15/22)(b)	15,381	15,878,191
6.38%, 05/01/26 (Call 05/01/22)(a)	17,521	18,820,795
8.38%, 05/01/27 (Call 05/01/22)(a)	34,960	37,464,010
LCPR Senior Secured Financing DAC, 6.75%, 10/15/27 (Call 10/15/22)(b)	11,353	11,634,668
Meredith Corp., 6.88%, 02/01/26 (Call 02/01/21)(a)	30,382	31,428,918
Nexstar Broadcasting Inc.
5.63%, 08/01/24 (Call 08/01/20)(a)(b)	18,949	19,778,019
5.63%, 07/15/27 (Call 07/15/22)(a)(b)	26,439	27,951,311
5.88%, 11/15/22 (Call 11/15/19)	7,889	8,043,904
Quebecor Media Inc., 5.75%, 01/15/23(a)	17,473	18,900,908
Sinclair Television Group Inc.
5.13%, 02/15/27 (Call 08/15/21)(a)(b)	7,905	8,003,813
5.63%, 08/01/24 (Call 08/01/20)(a)(b)	11,369	11,708,976
6.13%, 10/01/22 (Call 10/01/20)(a)	8,614	8,726,520
Sirius XM Radio Inc.
3.88%, 08/01/22 (Call 08/01/20)(b)	20,722	21,145,075
4.63%, 05/15/23 (Call 05/15/20)(a)(b)	9,898	10,059,647
4.63%, 07/15/24 (Call 07/15/21)(b)	31,340	32,798,877
5.00%, 08/01/27 (Call 08/01/22)(a)(b)	35,393	37,262,635
5.38%, 04/15/25 (Call 04/15/20)(b)	22,075	22,942,581
5.38%, 07/15/26 (Call 07/15/21)(a)(b)	21,225	22,445,438
5.50%, 07/01/29 (Call 07/01/24)(a)(b)	29,176	31,592,502
TEGNA Inc.
5.00%, 09/15/29 (Call 09/15/24)(b)	25,808	26,168,022
6.38%, 10/15/23 (Call 10/15/20)(a)	11,226	11,573,725
Telenet Finance Luxembourg Notes Sarl, 5.50%, 03/01/28 (Call 12/01/22)(b)	20,600	21,769,050
Univision Communications Inc.
5.13%, 05/15/23 (Call 05/15/20)(a)(b)	27,155	27,217,378
5.13%, 02/15/25 (Call 02/15/20)(a)(b)	33,655	32,891,348
UPC Holding BV, 5.50%, 01/15/28 (Call 10/15/22)(b)	12,214	12,477,443
UPCB Finance IV Ltd., 5.38%, 01/15/25 (Call 01/15/20)(a)(b)	24,691	25,462,594
Viacom Inc.
5.88%, 02/28/57 (Call 02/28/22)(a)(c)	13,351	13,894,776
6.25%, 02/28/57 (Call 02/28/27)(a)(c)	13,573	14,801,357
Videotron Ltd.
5.00%, 07/15/22	14,305	15,091,775
5.13%, 04/15/27 (Call 04/15/22)(a)(b)	13,272	13,976,743
5.38%, 06/15/24 (Call 03/15/24)(a)(b)	13,446	14,605,718
Virgin Media Finance PLC, 6.00%, 10/15/24 (Call 10/15/20)(a)(b)	9,653	9,954,656
Virgin Media Secured Finance PLC
5.50%, 08/15/26 (Call 08/15/21)(a)(b)	14,802	15,616,135
5.50%, 05/15/29 (Call 05/15/24)(a)(b)	30,385	32,208,100
Ziggo Bond Co. BV
5.88%, 01/15/25 (Call 01/15/20)(a)(b)	8,027	8,287,869
6.00%, 01/15/27 (Call 01/15/22)(b)	14,863	15,574,581

2019 ISHARES SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2019	iShares® iBoxx $ High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Media (continued)
Ziggo BV
4.88%, 01/15/30 (Call 10/15/24)(a)(b)	$11,169	$11,368,478
5.50%, 01/15/27 (Call 01/15/22)(a)(b)	44,284	46,655,993

		2,265,362,424

Mining — 1.7%
Alcoa Nederland Holding BV
6.13%, 05/15/28 (Call 05/15/23)(a)(b)	10,543	11,368,868
6.75%, 09/30/24 (Call 09/30/20)(a)(b)	14,089	14,849,806
7.00%, 09/30/26 (Call 09/30/21)(b)	10,260	11,159,467
Constellium SE
5.75%, 05/15/24 (Call 05/15/20)(b)	8,514	8,758,778
5.88%, 02/15/26 (Call 11/15/20)(a)(b)	10,523	10,970,228
6.63%, 03/01/25 (Call 03/01/20)(a)(b)	13,108	13,718,177
FMG Resources August 2006 Pty Ltd.
4.50%, 09/15/27 (Call 06/15/27)(a)(b)	14,767	14,610,101
4.75%, 05/15/22 (Call 02/15/22)(a)(b)	15,703	16,232,976
5.13%, 03/15/23 (Call 12/15/22)(a)(b)	9,425	9,837,351
5.13%, 05/15/24 (Call 02/15/24)(a)(b)	14,873	15,616,650
Freeport-McMoRan Inc.
3.55%, 03/01/22 (Call 12/01/21)(a)	41,854	42,111,402
3.88%, 03/15/23 (Call 12/15/22)(a)	41,923	42,633,381
4.55%, 11/14/24 (Call 08/14/24)(a)	18,759	19,462,462
5.00%, 09/01/27 (Call 09/01/22)(a)	14,407	14,681,600
5.25%, 09/01/29 (Call 09/01/24)(a)	13,932	14,162,575
Novelis Corp.
5.88%, 09/30/26 (Call 09/30/21)(a)(b)	35,897	37,785,182
6.25%, 08/15/24 (Call 08/15/20)(a)(b)	25,258	26,518,248

		324,477,252

Office & Business Equipment — 0.7%
CDW LLC/CDW Finance Corp.
4.25%, 04/01/28 (Call 10/01/22)	11,562	11,980,515
5.00%, 09/01/25 (Call 03/01/20)(a)	11,754	12,282,130
5.50%, 12/01/24 (Call 06/01/24)(a)	11,733	13,058,676
Pitney Bowes Inc.
4.13%, 10/01/21 (Call 09/01/21)	12,463	12,552,734
4.38%, 05/15/22 (Call 04/15/22)	8,564	8,564,976
4.63%, 03/15/24 (Call 12/15/23)(a)	11,359	10,704,722
5.20%, 04/01/23 (Call 03/01/23)	8,724	8,609,498
Xerox Corp.
4.13%, 03/15/23 (Call 02/15/23)(a)	21,668	22,158,130
4.50%, 05/15/21(a)	23,696	24,303,210

		124,214,591

Oil & Gas — 6.9%
Aker BP ASA
4.75%, 06/15/24 (Call 06/15/21)(b)	18,990	19,749,600
5.88%, 03/31/25 (Call 03/31/21)(a)(b)	6,080	6,407,350
6.00%, 07/01/22 (Call 07/01/20)(a)(b)	3,257	3,360,817
American Energy- Permian Basin LLC, 12.00%, 10/01/24 (Call 10/01/21)(b)	4,911	3,480,671
Antero Resources Corp.
5.00%, 03/01/25 (Call 03/01/20)(a)	12,337	8,173,263
5.13%, 12/01/22 (Call 06/01/20)	26,462	19,879,577
5.38%, 11/01/21 (Call 11/01/19)(a)	24,191	21,590,467
5.63%, 06/01/23 (Call 06/01/20)(a)	14,655	10,393,143
Ascent Resources Utica Holdings LLC/ARU Finance Corp.
7.00%, 11/01/26 (Call 11/01/21)(b)	13,310	10,049,050
10.00%, 04/01/22 (Call 04/01/20)(b)	23,582	22,284,990

Security	Par (000)	Value

Oil & Gas (continued)
California Resources Corp., 8.00%, 12/15/22 (Call 12/15/19)(a)(b)	$38,788	$11,733,370
Callon Petroleum Co.
6.13%, 10/01/24 (Call 10/01/20)(a)	12,260	11,648,456
6.38%, 07/01/26 (Call 07/01/21)(a)	10,268	9,472,230
Calumet Specialty Products Partners LP/Calumet Finance Corp., 11.00%, 04/15/25 (Call 10/15/21)(a)(b)	9,269	9,245,828
Chesapeake Energy Corp.
7.00%, 10/01/24 (Call 04/01/21)	17,141	11,562,141
7.50%, 10/01/26 (Call 10/01/21)	6,152	3,809,434
8.00%, 01/15/25 (Call 01/15/20)	3,943	2,602,380
8.00%, 03/15/26 (Call 03/15/22)(b)	17,031	10,676,308
8.00%, 06/15/27 (Call 06/15/22)(a)	3,520	2,200,000
Citgo Holding Inc., 9.25%, 08/01/24 (Call 08/01/21)(b)	29,130	30,418,094
CNX Resources Corp.
5.88%, 04/15/22 (Call 04/15/20)	19,633	19,246,946
7.25%, 03/14/27 (Call 03/14/22)(a)(b)	12,176	9,801,680
CrownRock LP/CrownRock Finance Inc., 5.63%, 10/15/25 (Call 10/15/20)(b)	27,943	27,180,388
Denbury Resources Inc.
7.75%, 02/15/24 (Call 08/15/20)(b)	9,729	7,150,815
9.00%, 05/15/21 (Call 12/15/19)(a)(b)	14,817	12,733,359
9.25%, 03/31/22 (Call 03/31/20)(b)	10,266	8,418,120
Diamond Offshore Drilling Inc., 7.88%, 08/15/25 (Call 05/15/25)(a)	11,249	8,992,169
Diamondback Energy Inc.
4.75%, 11/01/24 (Call 11/01/19)(a)	27,540	28,469,475
5.38%, 05/31/25 (Call 05/31/20)(a)	16,612	17,359,540
Endeavor Energy Resources LP/EER Finance Inc.
5.50%, 01/30/26 (Call 01/30/21)(a)(b)	11,389	11,757,222
5.75%, 01/30/28 (Call 01/30/23)(b)	10,017	10,580,995
Extraction Oil & Gas Inc.
5.63%, 02/01/26 (Call 02/01/21)(b)	16,190	6,880,750
7.38%, 05/15/24 (Call 05/15/20)(a)(b)	8,717	3,682,723
Gulfport Energy Corp.
6.00%, 10/15/24 (Call 10/15/20)	15,970	10,174,220
6.38%, 05/15/25 (Call 05/15/20)(a)	14,438	8,771,085
6.38%, 01/15/26 (Call 01/15/21)	8,286	4,971,600
Hilcorp Energy I LP/Hilcorp Finance Co.
5.00%, 12/01/24 (Call 06/01/20)(a)(b)	10,038	8,936,831
5.75%, 10/01/25 (Call 04/01/20)(b)	11,255	9,913,779
6.25%, 11/01/28 (Call 11/01/23)(a)(b)	14,979	13,293,863
Matador Resources Co., 5.88%, 09/15/26 (Call 09/15/21)(a)	24,432	23,454,720
MEG Energy Corp.
6.38%, 01/30/23 (Call 07/30/20)(b)	18,566	17,676,421
6.50%, 01/15/25 (Call 01/15/20)(b)	17,922	18,618,345
7.00%, 03/31/24 (Call 09/30/20)(a)(b)	23,109	21,738,313
Moss Creek Resources Holdings Inc.
7.50%, 01/15/26 (Call 01/15/21)(a)(b)	14,950	10,218,325
10.50%, 05/15/27 (Call 05/15/22)(b)	12,511	9,620,437
Murphy Oil Corp.
4.00%, 06/01/22 (Call 03/01/22)(a)	10,086	10,189,618
4.20%, 12/01/22 (Call 09/01/22)(a)	11,547	11,780,345
5.75%, 08/15/25 (Call 08/18/20)(a)	13,221	13,465,265
6.88%, 08/15/24 (Call 08/15/20)(a)	11,646	12,321,992
Nabors Industries Inc.
4.63%, 09/15/21(a)	14,608	13,473,543
5.00%, 09/15/20(a)	2,094	2,083,530

SCHEDULES OF INVESTMENTS

Schedule of Investments (unaudited) (continued) October 31, 2019	iShares® iBoxx $ High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil & Gas (continued)
5.50%, 01/15/23 (Call 11/15/22)(a)	$13,849	$11,582,957
5.75%, 02/01/25 (Call 11/01/24)(a)	17,626	13,099,379
Noble Holding International Ltd.
7.88%, 02/01/26 (Call 02/01/21)(b)	17,240	11,434,430
7.95%, 04/01/25 (Call 01/01/25)(a)	9,363	5,293,346
Oasis Petroleum Inc.
6.25%, 05/01/26 (Call 05/01/21)(a)(b)	8,892	6,024,330
6.88%, 03/15/22 (Call 12/02/19)	21,537	18,898,717
Pacific Drilling SA, 8.38%, 10/01/23 (Call 09/01/20)(a)(b)	17,319	13,844,376
Parkland Fuel Corp.
5.88%, 07/15/27 (Call 07/15/22)(a)(b)	10,509	11,155,461
6.00%, 04/01/26 (Call 04/01/21)(a)(b)	9,716	10,288,353
Parsley Energy LLC/Parsley Finance Corp.
5.25%, 08/15/25 (Call 08/15/20)(a)(b)	9,999	10,202,957
5.38%, 01/15/25 (Call 01/15/20)(a)(b)	14,345	14,700,423
5.63%, 10/15/27 (Call 10/15/22)(a)(b)	14,659	15,150,195
6.25%, 06/01/24 (Call 06/01/20)(a)(b)	8,376	8,721,510
PBF Holding Co. LLC/PBF Finance Corp.
7.00%, 11/15/23 (Call 11/15/19)(a)	9,892	10,238,220
7.25%, 06/15/25 (Call 06/15/20)(a)	16,660	17,470,092
PDC Energy Inc.
5.75%, 05/15/26 (Call 05/15/21)(a)	14,310	13,199,401
6.13%, 09/15/24 (Call 09/15/20)(a)	8,103	7,864,974
Puma International Financing SA
5.00%, 01/24/26 (Call 01/24/21)(b)	10,170	9,745,487
5.13%, 10/06/24 (Call 10/06/20)(b)	9,356	9,189,497
QEP Resources Inc.
5.25%, 05/01/23 (Call 02/01/23)(a)	14,951	14,190,957
5.38%, 10/01/22 (Call 07/01/22)(a)	10,319	10,005,560
5.63%, 03/01/26 (Call 12/01/25)(a)	10,199	9,179,100
Range Resources Corp.
4.88%, 05/15/25 (Call 02/15/25)(a)	15,332	12,323,095
5.00%, 08/15/22 (Call 05/15/22)(a)	13,761	12,754,727
5.00%, 03/15/23 (Call 12/15/22)(a)	18,666	16,087,292
5.75%, 06/01/21 (Call 03/01/21)(a)	10,185	10,093,760
Rowan Companies Inc., 4.88%, 06/01/22 (Call 03/01/22)(a)	13,991	9,373,970
Seven Generations Energy Ltd.
5.38%, 09/30/25 (Call 09/30/20)(b)	15,869	15,380,533
6.75%, 05/01/23 (Call 05/01/20)(a)(b)	8,751	8,887,051
6.88%, 06/30/23 (Call 06/30/20)(a)(b)	8,806	8,963,468
SM Energy Co.
5.00%, 01/15/24 (Call 07/15/20)(a)	9,480	8,256,488
5.63%, 06/01/25 (Call 06/01/20)(a)	9,628	8,183,993
6.13%, 11/15/22 (Call 11/15/19)(a)	10,479	9,981,248
6.63%, 01/15/27 (Call 01/15/22)(a)	13,071	11,001,425
6.75%, 09/15/26 (Call 09/15/21)(a)	11,449	9,729,862
Southwestern Energy Co.
6.20%, 01/23/25 (Call 10/23/24)(a)	19,406	16,875,458
7.50%, 04/01/26 (Call 04/01/21)	18,059	15,622,119
7.75%, 10/01/27 (Call 10/01/22)(a)	9,079	7,807,940
Sunoco LP/Sunoco Finance Corp.
4.88%, 01/15/23 (Call 01/15/20)	22,664	23,258,930
5.50%, 02/15/26 (Call 02/15/21)(a)	17,622	18,296,218
5.88%, 03/15/28 (Call 03/15/23)(a)	8,550	9,019,988
6.00%, 04/15/27 (Call 04/15/22)	13,898	14,731,787
Transocean Guardian Ltd., 5.88%, 01/15/24 (Call 07/15/21)(b)	11,784	11,813,059
Transocean Inc.
7.25%, 11/01/25 (Call 11/01/21)(b)	16,542	14,598,315

Security	Par (000)	Value

Oil & Gas (continued)
7.50%, 01/15/26 (Call 01/15/21)(a)(b)	$17,557	$15,501,369
9.00%, 07/15/23 (Call 07/15/20)(a)(b)	25,434	25,672,444
Transocean Pontus Ltd., 6.13%, 08/01/25 (Call 08/01/21)(a)(b)	9,499	9,442,594
Transocean Poseidon Ltd., 6.88%, 02/01/27 (Call 02/01/22)(b)	12,179	12,310,168
Transocean Sentry Ltd., 5.38%, 05/15/23 (Call 05/16/21)(a)(b)	9,952	9,861,465
Valaris PLC, 7.75%, 02/01/26 (Call 11/01/25)(a)	20,725	10,880,625
Whiting Petroleum Corp.
5.75%, 03/15/21 (Call 12/15/20)(a)	17,952	16,874,880
6.25%, 04/01/23 (Call 01/01/23)	11,560	8,381,000
6.63%, 01/15/26 (Call 10/15/25)(a)	21,296	13,203,094
WPX Energy Inc.
5.25%, 09/15/24 (Call 06/15/24)(a)	14,157	14,298,570
5.25%, 10/15/27 (Call 09/30/22)(a)	16,039	15,597,927
5.75%, 06/01/26 (Call 06/01/21)(a)	12,287	12,404,293
8.25%, 08/01/23 (Call 06/01/23)	5,009	5,585,035

		1,316,227,495

Oil & Gas Services — 0.4%
KCA Deutag UK Finance PLC
9.63%, 04/01/23 (Call 04/01/20)(a)(b)	7,623	4,837,191
9.88%, 04/01/22 (Call 04/01/20)(a)(b)	10,424	6,591,226
SESI LLC
7.13%, 12/15/21 (Call 12/15/19)(a)	13,444	10,234,245
7.75%, 09/15/24 (Call 09/15/20)	10,196	5,669,401
Transocean Phoenix 2 Ltd., 7.75%, 10/15/24 (Call 10/15/20)(b)	5,757	5,944,619
Transocean Proteus Ltd., 6.25%, 12/01/24 (Call 12/01/20)(b)	7,516	7,551,136
USA Compression Partners LP/USA Compression Finance Corp.
6.88%, 04/01/26 (Call 04/01/21)(a)	14,850	14,886,552
6.88%, 09/01/27 (Call 09/01/22)(a)(b)	18,018	18,130,612

		73,844,982

Packaging & Containers — 3.5%
Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc.
4.13%, 08/15/26 (Call 08/15/22)(a)(b)	10,416	10,554,619
4.25%, 09/15/22 (Call 03/15/20)(b)	15,559	15,792,385
4.63%, 05/15/23 (Call 05/15/20)(b)	21,066	21,555,127
5.25%, 08/15/27 (Call 08/15/22)(b)	18,114	18,475,918
6.00%, 02/15/25 (Call 02/15/20)(b)	35,921	37,711,518
Ball Corp.
4.00%, 11/15/23(a)	20,414	21,377,286
4.38%, 12/15/20(a)	18,054	18,403,796
4.88%, 03/15/26 (Call 12/15/25)(a)	16,907	18,365,229
5.00%, 03/15/22(a)	16,477	17,424,427
5.25%, 07/01/25	21,479	23,895,387
Berry Global Inc.
4.50%, 02/15/26 (Call 02/15/21)(a)(b)	12,456	12,494,925
4.88%, 07/15/26 (Call 07/15/22)(b)	26,722	28,100,577
5.13%, 07/15/23 (Call 07/15/20)(a)	16,916	17,338,900
5.50%, 05/15/22 (Call 05/15/20)(a)	11,240	11,420,627
5.63%, 07/15/27 (Call 07/15/22)(a)(b)	11,055	11,709,594
6.00%, 10/15/22 (Call 10/15/20)(a)	6,830	6,953,082
Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50%, 01/15/23	21,143	22,133,784

2019 ISHARES SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2019	iShares® iBoxx $ High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Packaging & Containers (continued)
Crown Americas LLC/Crown Americas Capital Corp. V, 4.25%, 09/30/26 (Call 03/31/26)(a)	$8,754	$9,130,422
Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75%, 02/01/26 (Call 02/01/21)(a)	19,722	20,681,870
Flex Acquisition Co. Inc.
6.88%, 01/15/25 (Call 01/15/20)(a)(b)	14,075	13,299,116
7.88%, 07/15/26 (Call 07/15/21)(a)(b)	10,918	10,322,060
Graphic Packaging International LLC, 4.75%, 04/15/21 (Call 01/15/21)(a)	234	240,611
LABL Escrow Issuer LLC
6.75%, 07/15/26 (Call 07/15/22)(b)	15,946	16,584,990
10.50%, 07/15/27 (Call 07/15/22)(a)(b)	15,744	15,853,060
Mauser Packaging Solutions Holding Co.
5.50%, 04/15/24 (Call 04/15/20)(a)(b)	32,217	33,145,352
7.25%, 04/15/25 (Call 04/15/20)(a)(b)	31,482	30,104,662
Owens-Brockway Glass Container Inc.
5.00%, 01/15/22(a)(b)	9,611	9,923,358
5.88%, 08/15/23(a)(b)	15,386	16,251,463
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu
5.13%, 07/15/23 (Call 07/15/20)(b)	37,850	38,831,852
5.75%, 10/15/20 (Call 12/02/19)	27,400	27,494,111
7.00%, 07/15/24 (Call 07/15/20)(b)	20,940	21,682,061
Sealed Air Corp.
4.88%, 12/01/22 (Call 09/01/22)(a)(b)	8,755	9,236,525
5.13%, 12/01/24 (Call 09/01/24)(a)(b)	9,193	9,890,807
5.25%, 04/01/23 (Call 01/01/23)(a)(b)	7,908	8,462,874
5.50%, 09/15/25 (Call 06/15/25)(a)(b)	8,246	8,974,182
6.50%, 12/01/20 (Call 09/01/20)(a)(b)	7,057	7,293,602
Trivium Packaging Finance BV
5.50%, 08/15/26 (Call 08/15/22)(a)(b)	24,667	25,838,682
8.50%, 08/15/27 (Call 08/15/22)(a)(b)	15,433	16,455,436

		663,404,277

Pharmaceuticals — 4.0%
Bausch Health Americas Inc.
8.50%, 01/31/27 (Call 01/17/22)(a)(b)	37,681	42,408,865
9.25%, 04/01/26 (Call 04/01/22)(a)(b)	32,631	37,063,549
Bausch Health Companies Inc.
5.50%, 03/01/23 (Call 03/01/20)(a)(b)	8,656	8,744,927
5.50%, 11/01/25 (Call 11/01/20)(b)	38,659	40,392,771
5.75%, 08/15/27 (Call 08/15/22)(a)(b)	10,674	11,611,311
5.88%, 05/15/23 (Call 05/15/20)(b)	29,585	30,028,775
6.13%, 04/15/25 (Call 04/15/20)(a)(b)	70,738	73,655,943
6.50%, 03/15/22 (Call 03/15/20)(b)	26,586	27,317,115
7.00%, 03/15/24 (Call 03/15/20)(b)	41,504	43,472,327
7.00%, 01/15/28 (Call 01/15/23)(a)(b)	16,544	17,884,208
7.25%, 05/30/29 (Call 05/30/24)(a)(b)	17,654	19,473,465
9.00%, 12/15/25 (Call 12/15/21)(a)(b)	35,175	39,578,910
Elanco Animal Health Inc.
3.91%, 08/27/21	7,511	7,707,753
4.27%, 08/28/23 (Call 07/28/23)(a)	16,397	17,165,464
4.90%, 08/28/28 (Call 05/28/28)(a)	16,702	18,152,565
Endo Dac/Endo Finance LLC/Endo Finco Inc.
6.00%, 07/15/23 (Call 07/15/20)(a)(b)	31,357	20,695,620
6.00%, 02/01/25 (Call 02/01/20)(a)(b)	25,717	15,960,613
Mallinckrodt International Finance SA, 4.75%, 04/15/23(a)	6,691	2,077,105
Mallinckrodt International Finance SA/Mallinckrodt CB LLC
5.50%, 04/15/25 (Call 04/15/20)(a)(b)	12,067	3,959,484

Security	Par (000)	Value

Pharmaceuticals (continued)
5.63%, 10/15/23 (Call 10/15/20)(a)(b)	$13,738	$4,739,610
5.75%, 08/01/22 (Call 08/01/20)(b)	13,882	5,486,861
Par Pharmaceutical Inc., 7.50%, 04/01/27 (Call 04/01/22)(a)(b)	33,889	32,309,952
Teva Pharmaceutical Finance Netherlands III BV
2.20%, 07/21/21(a)	67,260	63,914,037
2.80%, 07/21/23(a)	68,175	58,886,156
3.15%, 10/01/26(a)	80,254	60,792,405
6.00%, 04/15/24 (Call 01/15/24)(a)	27,284	25,612,855
6.75%, 03/01/28 (Call 12/01/27)(a)	27,676	24,865,965

		753,958,611

Pipelines — 3.5%
Antero Midstream Partners LP/Antero Midstream Finance Corp.
5.38%, 09/15/24 (Call 09/15/20)(a)	17,389	14,179,281
5.75%, 03/01/27 (Call 03/01/22)(a)(b)	15,134	11,312,665
5.75%, 01/15/28 (Call 01/15/23)(a)(b)	13,136	9,654,960
Blue Racer Midstream LLC/Blue Racer Finance Corp., 6.13%, 11/15/22 (Call 11/15/19)(b)	21,080	20,721,697
Buckeye Partners LP
4.15%, 07/01/23 (Call 04/01/23)	994	998,970
6.38%, 01/22/78 (Call 01/22/23)(c)	8,752	6,379,770
Cheniere Corpus Christi Holdings LLC
5.13%, 06/30/27 (Call 01/01/27)	18,222	19,650,978
5.88%, 03/31/25 (Call 10/02/24)	18,570	20,591,159
7.00%, 06/30/24 (Call 01/01/24)	14,916	17,153,400
Cheniere Energy Partners LP
4.50%, 10/01/29 (Call 10/01/24)(b)	31,011	31,546,994
5.25%, 10/01/25 (Call 10/01/20)	33,260	34,496,806
5.63%, 10/01/26 (Call 10/01/21)(a)	25,577	27,015,706
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.
5.63%, 05/01/27 (Call 05/01/22)(b)	14,877	15,009,093
5.75%, 04/01/25 (Call 04/01/20)(a)	10,280	10,639,800
6.25%, 04/01/23 (Call 04/01/20)	15,637	15,945,049
DCP Midstream Operating LP
3.88%, 03/15/23 (Call 12/15/22)(a)	11,720	11,857,344
4.75%, 09/30/21 (Call 06/30/21)(b)	11,814	12,080,225
5.13%, 05/15/29 (Call 02/15/29)(a)	14,118	14,323,332
5.38%, 07/15/25 (Call 04/15/25)(a)	19,272	20,238,009
5.85%, 05/21/43 (Call 05/21/23)(a)(b)(c)	9,908	8,943,060
EnLink Midstream Partners LP
4.15%, 06/01/25 (Call 03/01/25)(a)	19,417	17,594,083
4.40%, 04/01/24 (Call 01/01/24)(a)	11,280	10,605,449
4.85%, 07/15/26 (Call 04/15/26)(a)	11,632	10,634,689
Genesis Energy LP/Genesis Energy Finance Corp.
6.00%, 05/15/23 (Call 05/15/20)	10,122	9,872,493
6.25%, 05/15/26 (Call 02/15/21)(a)	11,373	10,520,025
6.50%, 10/01/25 (Call 10/01/20)	10,953	10,405,350
6.75%, 08/01/22 (Call 08/01/20)(a)	18,182	18,339,229
Global Partners LP/GLP Finance Corp., 7.00%, 08/01/27 (Call 08/01/22)(a)(b)	9,579	10,008,115
NGL Energy Partners LP/NGL Energy Finance Corp.
7.50%, 11/01/23 (Call 11/01/19)	13,339	13,255,898
7.50%, 04/15/26 (Call 04/15/22)(b)	11,278	10,748,322
NuStar Logistics LP
4.80%, 09/01/20	845	853,810
5.63%, 04/28/27 (Call 01/28/27)	14,446	15,011,802
6.00%, 06/01/26 (Call 03/01/26)	9,765	10,469,087

SCHEDULES OF INVESTMENTS

Schedule of Investments (unaudited) (continued) October 31, 2019	iShares® iBoxx $ High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pipelines (continued)
SemGroup Corp./Rose Rock Finance Corp., 5.63%, 07/15/22 (Call 07/15/20)(a)	$9,795	$9,925,336
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.
4.75%, 10/01/23 (Call 10/01/20)(a)(b)	11,453	11,221,738
5.50%, 09/15/24 (Call 09/15/20)(a)(b)	16,707	16,310,209
5.50%, 01/15/28 (Call 01/15/23)(a)(b)	17,372	16,329,680
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
4.25%, 11/15/23 (Call 05/15/20)	12,159	12,256,074
5.00%, 01/15/28 (Call 01/15/23)(a)	17,264	17,098,554
5.13%, 02/01/25 (Call 02/01/20)(a)	10,058	10,339,410
5.25%, 05/01/23 (Call 11/01/19)	12,128	12,225,479
5.38%, 02/01/27 (Call 02/01/22)(a)	9,030	9,293,990
5.88%, 04/15/26 (Call 04/15/21)	20,240	21,206,930
6.50%, 07/15/27 (Call 07/15/22)(b)	16,515	17,727,531
6.75%, 03/15/24 (Call 09/15/20)(a)	11,242	11,673,327
6.88%, 01/15/29 (Call 01/15/24)(a)(b)	19,120	20,621,494

		657,286,402

Real Estate — 0.5%
Howard Hughes Corp. (The), 5.38%, 03/15/25 (Call 03/15/20)(a)(b)	21,565	22,376,383
Kennedy-Wilson Inc., 5.88%, 04/01/24 (Call 04/01/20)(a)	27,856	28,830,960
Realogy Group LLC/Realogy Co-Issuer Corp.
4.88%, 06/01/23 (Call 03/01/23)(a)(b)	11,478	11,192,198
5.25%, 12/01/21 (Call 12/01/19)(b)	13,437	13,513,516
9.38%, 04/01/27 (Call 04/01/22)(a)(b)	12,963	12,736,147

		88,649,204

Real Estate Investment Trusts — 3.2%
Brookfield Property REIT Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL, 5.75%, 05/15/26 (Call 05/15/22)(b)	23,217	24,261,765
CBL & Associates LP
5.25%, 12/01/23 (Call 09/01/23)(a)	8,609	6,028,022
5.95%, 12/15/26 (Call 09/15/26)(a)	11,432	7,634,879
CyrusOne LP/CyrusOne Finance Corp.
5.00%, 03/15/24 (Call 03/15/20)	7,963	8,211,844
5.38%, 03/15/27 (Call 03/15/22)	7,406	7,905,133
Equinix Inc.
5.38%, 01/01/22 (Call 01/01/20)	13,137	13,392,952
5.38%, 04/01/23 (Call 04/01/20)	6,782	6,924,761
5.38%, 05/15/27 (Call 05/15/22)(a)	15,039	16,317,315
5.75%, 01/01/25 (Call 01/01/20)(a)	5,040	5,210,100
5.88%, 01/15/26 (Call 01/15/21)(a)	22,232	23,640,691
ESH Hospitality Inc.
4.63%, 10/01/27 (Call 10/01/22)(b)	16,462	16,551,558
5.25%, 05/01/25 (Call 05/01/20)(b)	29,200	30,156,090
Iron Mountain Inc.
4.38%, 06/01/21 (Call 06/01/20)(a)(b)	10,842	10,941,365
4.88%, 09/15/27 (Call 09/15/22)(a)(b)	22,728	23,455,782
4.88%, 09/15/29 (Call 09/15/24)(a)(b)	23,044	23,542,760
5.25%, 03/15/28 (Call 12/27/22)(a)(b)	16,896	17,751,360
5.75%, 08/15/24 (Call 08/15/20)(a)	20,363	20,566,630
6.00%, 08/15/23 (Call 08/15/20)(a)	11,549	11,816,328
iStar Inc.
4.75%, 10/01/24 (Call 07/01/24)	15,081	15,533,430
5.25%, 09/15/22 (Call 09/15/20)(a)	9,184	9,403,268

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.
5.25%, 03/15/22 (Call 09/15/21)(b)	$10,248	$10,619,490
5.25%, 10/01/25 (Call 10/01/20)(b)	11,109	11,323,376
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer Inc.
4.50%, 09/01/26 (Call 06/01/26)(a)	10,219	10,874,735
5.63%, 05/01/24 (Call 02/01/24)	22,746	25,109,785
5.75%, 02/01/27 (Call 11/01/26)(a)(b)	15,996	18,091,406
MPT Operating Partnership LP/MPT Finance Corp.
4.63%, 08/01/29 (Call 08/01/24)	18,162	18,884,933
5.00%, 10/15/27 (Call 09/07/22)	32,919	34,783,657
5.25%, 08/01/26 (Call 08/01/21)	10,375	10,915,524
6.38%, 03/01/24 (Call 03/01/20)(a)	9,814	10,280,646
Ryman Hospitality Properties Inc., 4.75%, 10/15/27 (Call 10/15/22)(b)	10,422	10,774,785
SBA Communications Corp.
4.00%, 10/01/22 (Call 10/01/20)(a)	13,784	14,061,748
4.88%, 07/15/22 (Call 07/15/20)	14,858	15,062,297
4.88%, 09/01/24 (Call 09/01/20)(a)	24,277	25,217,734
Senior Housing Properties Trust, 4.75%, 02/15/28 (Call 08/15/27)(a)	9,617	9,880,660
Starwood Property Trust Inc.
3.63%, 02/01/21 (Call 11/01/20)(a)	8,600	8,659,189
4.75%, 03/15/25 (Call 09/15/24)	10,207	10,599,331
5.00%, 12/15/21 (Call 09/15/21)(a)	13,113	13,637,520
Uniti Group LP/Uniti Fiber Holdings Inc./CSL Capital LLC, 7.13%, 12/15/24 (Call 12/15/19)(a)(b)	9,986	8,313,345
Uniti Group LP/Uniti Group Finance Inc./CSL Capital LLC
6.00%, 04/15/23 (Call 04/15/20)(a)(b)	10,302	9,816,948
8.25%, 10/15/23 (Call 04/15/20)(a)	20,016	17,163,720
Washington Prime Group LP, 6.45%, 08/15/24 (Call 06/15/24)(a)	17,667	16,960,320

		610,277,182

Retail — 3.5%
1011778 BC ULC/New Red Finance Inc.
3.88%, 01/15/28 (Call 09/15/22)(a)(b)	15,168	15,267,350
4.25%, 05/15/24 (Call 05/15/20)(a)(b)	31,926	32,764,057
5.00%, 10/15/25 (Call 10/15/20)(b)	66,047	68,193,527
Beacon Roofing Supply Inc., 4.88%, 11/01/25 (Call 11/01/20)(a)(b)	30,114	29,699,933
eG Global Finance PLC
6.75%, 02/07/25 (Call 05/15/21)(b)	9,084	9,086,901
8.50%, 10/30/25 (Call 10/30/21)(b)	14,106	14,836,279
Ferrellgas LP/Ferrellgas Finance Corp.
6.50%, 05/01/21 (Call 12/02/19)(a)	7,337	6,206,995
6.75%, 01/15/22 (Call 11/15/19)(a)	8,145	6,869,798
6.75%, 06/15/23 (Call 06/15/20)(a)	8,968	7,577,960
Golden Nugget Inc.
6.75%, 10/15/24 (Call 10/15/20)(a)(b)	30,139	31,121,531
8.75%, 10/01/25 (Call 10/01/20)(a)(b)	16,946	17,856,834
JC Penney Corp. Inc.
5.88%, 07/01/23 (Call 07/01/20)(b)	11,648	10,257,520
8.63%, 03/15/25 (Call 03/15/21)(a)(b)	6,837	4,382,090
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC
4.75%, 06/01/27 (Call 06/01/22)(a)(b)	16,300	17,044,571
5.00%, 06/01/24 (Call 06/01/20)(a)(b)	20,042	20,818,628
5.25%, 06/01/26 (Call 06/01/21)(a)(b)	22,471	23,760,179

2019 ISHARES SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2019	iShares® iBoxx $ High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Retail (continued)
L Brands Inc.
5.25%, 02/01/28(a)	$9,618	$8,965,770
5.63%, 02/15/22(a)	17,624	18,611,222
5.63%, 10/15/23(a)	10,434	11,069,449
6.63%, 04/01/21	7,236	7,621,920
7.50%, 06/15/29 (Call 06/15/24)(a)	13,762	13,691,272
Neiman Marcus Group Ltd. LLC/Neiman Marcus Group LLC/Mariposa Borrower/NMG
8.00%, 10/25/24 (Call 12/02/19)(b)	9,968	2,691,360
8.75%, 10/25/24 (Call 12/02/19)(a)(b)	5,656	1,542,438
Penske Automotive Group Inc.
5.50%, 05/15/26 (Call 05/15/21)(a)	10,485	11,005,378
5.75%, 10/01/22 (Call 10/01/20)(a)	9,273	9,381,958
PetSmart Inc.
5.88%, 06/01/25 (Call 06/01/20)(b)	26,547	26,168,838
7.13%, 03/15/23 (Call 03/15/20)(b)	44,281	40,959,925
8.88%, 06/01/25 (Call 06/01/20)(a)(b)	13,719	12,764,387
QVC Inc.
4.38%, 03/15/23	14,523	15,104,459
4.45%, 02/15/25 (Call 11/15/24)	12,800	13,422,998
4.85%, 04/01/24(a)	12,984	13,822,438
5.13%, 07/02/22	9,002	9,493,055
Rite Aid Corp., 6.13%, 04/01/23 (Call 04/01/20)(a)(b)	33,727	28,658,253
Staples Inc.
7.50%, 04/15/26 (Call 04/15/22)(b)	44,803	46,704,399
10.75%, 04/15/27 (Call 04/15/22)(a)(b)	23,028	23,949,120
Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.50%, 06/01/24 (Call 06/01/20)(a)	10,548	10,808,536
Yum! Brands Inc., 4.75%, 01/15/30 (Call 10/15/29)(a)(b)	17,867	18,712,109

		660,893,437

Semiconductors — 0.1%
Qorvo Inc., 5.50%, 07/15/26 (Call 07/15/21)(a)	416	444,592
Sensata Technologies UK Financing Co. PLC, 6.25%, 02/15/26 (Call 02/15/21)(b)	14,652	15,695,955

		16,140,547

Software — 2.2%
CDK Global Inc.
4.88%, 06/01/27 (Call 06/01/22)	13,503	14,185,172
5.00%, 10/15/24 (Call 07/15/24)(a)	8,422	9,108,393
5.25%, 05/15/29 (Call 05/15/24)(b)	11,214	11,900,858
5.88%, 06/15/26 (Call 06/15/21)(a)	10,015	10,719,701
Change Healthcare Holdings LLC/Change Healthcare Finance Inc., 5.75%, 03/01/25 (Call 03/01/20)(a)(b)	20,417	20,890,674
Dun & Bradstreet Corp./The
6.88%, 08/15/26 (Call 02/15/22)(a)(b)	15,208	16,638,312
10.25%, 02/15/27 (Call 02/15/22)(a)(b)	17,377	19,053,707
Infor U.S. Inc., 6.50%, 05/15/22 (Call 05/15/20)	34,787	35,326,198
IQVIA Inc.
5.00%, 10/15/26 (Call 10/15/21)(a)(b)	21,992	23,219,371
5.00%, 05/15/27 (Call 05/15/22)(a)(b)	24,039	25,451,291
MSCI Inc.
4.75%, 08/01/26 (Call 08/01/21)(a)(b)	9,414	9,890,687
5.25%, 11/15/24 (Call 11/15/19)(a)(b)	15,635	16,089,197
5.38%, 05/15/27 (Call 05/15/22)(a)(b)	10,867	11,660,194
5.75%, 08/15/25 (Call 08/15/20)(a)(b)	16,346	17,183,733
Open Text Corp.
5.63%, 01/15/23 (Call 01/15/20)(b)	14,443	14,749,914
5.88%, 06/01/26 (Call 06/01/21)(a)(b)	19,725	21,069,555

Security	Par (000)	Value

Software (continued)
Rackspace Hosting Inc., 8.63%, 11/15/24 (Call 11/15/19)(a)(b)	$28,105	$25,645,813
Solera LLC/Solera Finance Inc., 10.50%, 03/01/24 (Call 03/01/20)(a)(b)	46,997	49,077,938
SS&C Technologies Inc., 5.50%, 09/30/27 (Call 03/30/22)(a)(b)	46,855	49,998,736
Veritas U.S. Inc./Veritas Bermuda Ltd.
7.50%, 02/01/23 (Call 02/01/20)(a)(b)	8,795	8,644,228
10.50%, 02/01/24 (Call 02/01/20)(a)(b)	17,308	16,356,060

		426,859,732

Telecommunications — 9.8%
Altice France SA/France
5.50%, 01/15/28 (Call 09/15/22)(b)	24,206	24,613,980
7.38%, 05/01/26 (Call 05/01/21)(a)(b)	117,191	125,493,396
8.13%, 02/01/27 (Call 02/01/22)(a)(b)	40,045	44,393,639
CenturyLink Inc.
5.63%, 04/01/25 (Call 01/01/25)(a)	11,804	12,457,106
Series S, 6.45%, 06/15/21	27,010	28,428,025
Series T, 5.80%, 03/15/22(a)	32,134	33,942,318
Series W, 6.75%, 12/01/23(a)	15,851	17,655,636
Series Y, 7.50%, 04/01/24 (Call 01/01/24)(a)	22,332	25,346,820
Cincinnati Bell Inc., 7.00%, 07/15/24 (Call 09/15/20)(a)(b)	15,042	13,564,436
CommScope Inc.
5.00%, 06/15/21 (Call 11/12/19)(a)(b)	5,255	5,255,000
5.50%, 03/01/24 (Call 03/01/21)(a)(b)	29,016	29,480,256
5.50%, 06/15/24 (Call 06/15/20)(a)(b)	13,541	12,813,171
6.00%, 03/01/26 (Call 03/01/22)(a)(b)	31,892	32,739,689
8.25%, 03/01/27 (Call 03/01/22)(a)(b)	24,208	22,796,586
CommScope Technologies LLC
5.00%, 03/15/27 (Call 03/15/22)(a)(b)	16,154	13,170,558
6.00%, 06/15/25 (Call 06/15/20)(a)(b)	32,492	28,826,633
Connect Finco SARL/Connect U.S. Finco LLC, 6.75%, 10/01/26 (Call 10/01/22)(a)(b)	24,766	25,665,117
Frontier Communications Corp.
6.88%, 01/15/25 (Call 10/15/24)(a)	16,900	7,564,511
7.13%, 01/15/23	14,528	6,563,024
7.63%, 04/15/24(a)	16,441	7,478,942
8.00%, 04/01/27 (Call 04/01/22)(a)(b)	32,671	34,304,550
8.50%, 04/01/26 (Call 04/01/21)(a)(b)	33,298	33,422,868
8.75%, 04/15/22	10,001	4,669,217
10.50%, 09/15/22 (Call 06/15/22)	44,424	21,014,636
11.00%, 09/15/25 (Call 06/15/25)	72,878	34,110,052
Gogo Intermediate Holdings LLC/Gogo Finance Co. Inc., 9.88%, 05/01/24 (Call 05/01/21)(a)(b)	11,795	12,413,648
Hughes Satellite Systems Corp.
5.25%, 08/01/26(a)	16,795	17,991,644
6.63%, 08/01/26(a)	17,959	19,491,192
7.63%, 06/15/21(a)	19,021	20,495,128
Inmarsat Finance PLC
4.88%, 05/15/22 (Call 05/15/20)(b)	19,721	19,970,853
6.50%, 10/01/24 (Call 10/01/20)(a)(b)	6,773	7,121,810
Intelsat Connect Finance SA, 9.50%, 02/15/23 (Call 08/15/20)(a)(b)	29,001	27,188,438
Intelsat Jackson Holdings SA
5.50%, 08/01/23 (Call 08/01/20)(a)	44,897	41,952,457
8.00%, 02/15/24 (Call 02/15/20)(a)(b)	31,837	32,742,390
8.50%, 10/15/24 (Call 10/15/20)(a)(b)	64,714	65,199,355
9.50%, 09/30/22(a)(b)	10,877	12,576,531
9.75%, 07/15/25 (Call 07/15/21)(b)	41,937	43,457,216

SCHEDULES OF INVESTMENTS

Schedule of Investments (unaudited) (continued) October 31, 2019	iShares® iBoxx $ High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Telecommunications (continued)
Intelsat Luxembourg SA, 8.13%, 06/01/23 (Call 06/01/20)(a)	$22,527	$19,147,950
Koninklijke KPN NV, 7.00%, 03/28/73 (Call 03/28/23)(b)(c)	12,672	13,828,320
Level 3 Financing Inc.
4.63%, 09/15/27 (Call 09/15/22)(a)(b)	22,060	22,446,050
5.13%, 05/01/23 (Call 05/01/20)	16,695	16,903,688
5.25%, 03/15/26 (Call 03/15/21)(a)	17,708	18,477,590
5.38%, 08/15/22 (Call 12/02/19)	15,099	15,151,925
5.38%, 01/15/24 (Call 01/15/20)(a)	19,232	19,596,760
5.38%, 05/01/25 (Call 05/01/20)(a)	19,830	20,539,773
5.63%, 02/01/23 (Call 02/01/20)	9,227	9,308,380
Nokia OYJ
3.38%, 06/12/22	9,945	10,056,881
4.38%, 06/12/27(a)	10,451	10,659,497
Qwest Corp., 6.75%, 12/01/21(a)	20,327	21,880,111
Sprint Communications Inc.
6.00%, 11/15/22	52,781	55,881,884
11.50%, 11/15/21	21,940	25,329,925
Sprint Corp.
7.13%, 06/15/24	58,059	63,066,589
7.25%, 09/15/21	46,869	50,012,035
7.63%, 02/15/25 (Call 11/15/24)(a)	33,454	36,844,563
7.63%, 03/01/26 (Call 11/01/25)	34,038	37,700,884
7.88%, 09/15/23	94,481	104,335,368
Telecom Italia SpA/Milano, 5.30%, 05/30/24(a)(b)	32,643	34,972,894
Telefonaktiebolaget LM Ericsson, 4.13%, 05/15/22(a)	19,802	20,508,914
T-Mobile USA Inc.
4.00%, 04/15/22 (Call 03/16/22)	9,442	9,732,546
4.50%, 02/01/26 (Call 02/01/21)	22,515	23,218,594
4.75%, 02/01/28 (Call 02/01/23)	34,588	36,403,870
5.13%, 04/15/25 (Call 04/15/20)	10,018	10,398,371
5.38%, 04/15/27 (Call 04/15/22)	11,141	11,994,603
6.00%, 03/01/23 (Call 09/01/20)	18,991	19,348,511
6.00%, 04/15/24 (Call 04/15/20)	19,570	20,328,338
6.38%, 03/01/25 (Call 09/01/20)	35,383	36,733,038
6.50%, 01/15/24 (Call 01/15/20)(a)	13,307	13,822,646
6.50%, 01/15/26 (Call 01/15/21)	41,786	44,819,664
ViaSat Inc.
5.63%, 09/15/25 (Call 09/15/20)(a)(b)	16,750	17,042,323
5.63%, 04/15/27 (Call 04/15/22)(a)(b)	12,671	13,369,413
West Corp., 8.50%, 10/15/25 (Call 10/15/20)(a)(b)	25,743	19,487,158

		1,869,719,884

Toys, Games & Hobbies — 0.2%
Mattel Inc., 6.75%, 12/31/25 (Call 12/31/20)(a)(b)	34,985	36,655,096

Transportation — 0.3%
Navios Maritime Holdings Inc./Navios Maritime Finance II U.S. Inc., 7.38%, 01/15/22 (Call 01/15/20)(a)(b)	9,300	5,457,938
XPO Logistics Inc. 6.13%, 09/01/23 (Call 09/01/20)(a)(b)	10,426	10,764,093

Security	Par/ Shares (000)	Value

Transportation (continued)
6.50%, 06/15/22 (Call 06/15/20)(b)	$24,978	$25,483,525
6.75%, 08/15/24 (Call 08/15/21)(a)(b)	21,711	23,576,728

		65,282,284

Trucking & Leasing — 0.2%
AerCap Global Aviation Trust, 6.50%, 06/15/45 (Call 06/15/25)(b)(c)	10,000	10,962,500
Fortress Transportation & Infrastructure Investors LLC
6.50%, 10/01/25 (Call 10/01/21)(a)(b)	11,354	11,552,695
6.75%, 03/15/22 (Call 03/15/20)(a)(b)	16,161	16,827,641

		39,342,836

Total Corporate Bonds & Notes — 97.2% (Cost: $18,911,264,563)		18,530,147,058

Preferred Stocks

Internet & Direct Marketing Retail — 0.0%
MYT Holding Co., 10.00%, 06/07/29(b)	1,682	1,412,987

Total Preferred Stocks — 0.0% (Cost $1,572,782)		1,412,987

Short-Term Investments

Money Market Funds — 18.0%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.00%(f)(g)(h)	3,115,556	3,117,113,449
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.74%(f)(g)	310,839	310,839,000

		3,427,952,449

Total Short-Term Investments — 18.0% (Cost: $3,426,541,726)		3,427,952,449

Total Investments in Securities — 115.2% (Cost: $22,339,379,071)		21,959,512,494

Other Assets, Less Liabilities — (15.2)%		(2,899,274,993)

Net Assets — 100.0%		$19,060,237,501

(a)	All or a portion of this security is on loan.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security is issued at a fixed coupon rate, which converts to a variable rate at a specified date.
(d)	Perpetual security with no stated maturity date.
(e)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period-end.
(h)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to a recently published shareholder report. Shareholder reports are available on the Fund’s website at iShares.com and on the U.S. Securities and Exchange Commission website at sec.gov.

2019 ISHARES SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2019	iShares® iBoxx $ High Yield Corporate Bond ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Corporate Bonds & Notes	$—	$18,530,147,058	$—	$18,530,147,058
Preferred Stocks	1,412,987	—	—	1,412,987
Money Market Funds	3,427,952,449	—	—	3,427,952,449

	$3,429,365,436	$18,530,147,058	$—	$21,959,512,494

SCHEDULES OF INVESTMENTS

Schedule of Investments (unaudited) October 31, 2019	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes

Advertising — 0.1%
Omnicom Group Inc./Omnicom Capital Inc.
3.60%, 04/15/26 (Call 01/15/26)(a)	$10,437	$11,018,859
3.63%, 05/01/22	2,122	2,200,087
3.65%, 11/01/24 (Call 08/01/24)	9,972	10,528,930
WPP Finance 2010, 3.75%, 09/19/24(a)	10,396	10,936,495

		34,684,371

Aerospace & Defense — 1.9%
Boeing Co. (The)
2.70%, 02/01/27 (Call 12/01/26)(a)	13,030	13,227,510
2.95%, 02/01/30 (Call 11/01/29)(a)	12,927	13,210,083
3.20%, 03/01/29 (Call 12/01/28)	8,225	8,598,591
3.25%, 02/01/35 (Call 11/01/34)	9,400	9,838,515
3.60%, 05/01/34 (Call 02/01/34)	8,773	9,521,643
3.75%, 02/01/50 (Call 08/01/49)	13,340	14,257,713
3.90%, 05/01/49 (Call 11/01/48)(a)	8,136	8,870,429
3.95%, 08/01/59 (Call 02/01/59)	10,000	10,923,037
General Dynamics Corp.
2.25%, 11/15/22 (Call 08/15/22)	9,523	9,633,489
3.38%, 05/15/23 (Call 04/15/23)(a)	6,177	6,481,671
3.50%, 05/15/25 (Call 03/15/25)(a)	12,250	13,148,903
3.75%, 05/15/28 (Call 02/15/28)(a)	7,414	8,280,482
L3Harris Technologies Inc.
3.85%, 06/15/23 (Call 05/15/23)(b)	8,361	8,827,663
4.40%, 06/15/28 (Call 03/15/28)	1,875	2,105,520
4.40%, 06/15/28 (Call 03/15/28)(b)	11,680	13,115,987
Lockheed Martin Corp.
2.90%, 03/01/25 (Call 12/01/24)(a)	9,399	9,787,430
3.55%, 01/15/26 (Call 10/15/25)	25,397	27,386,372
3.80%, 03/01/45 (Call 09/01/44)	14,097	15,636,643
4.07%, 12/15/42(a)	15,502	17,870,247
4.09%, 09/15/52 (Call 03/15/52)(a)	18,046	21,008,513
4.70%, 05/15/46 (Call 11/15/45)(a)	11,641	14,683,073
Northrop Grumman Corp.
2.55%, 10/15/22 (Call 09/15/22)(a)	7,453	7,569,057
2.93%, 01/15/25 (Call 11/15/24)	20,329	21,011,461
3.20%, 02/01/27 (Call 11/01/26)(a)	7,108	7,451,015
3.25%, 08/01/23(a)	5,403	5,640,683
3.25%, 01/15/28 (Call 10/15/27)(a)	42,852	44,887,449
4.03%, 10/15/47 (Call 04/15/47)(a)	16,063	18,074,157
4.75%, 06/01/43(a)	11,507	14,007,178
Raytheon Co., 2.50%, 12/15/22 (Call 09/15/22)(a)	8,738	8,881,139
Rockwell Collins Inc.
3.20%, 03/15/24 (Call 01/15/24)	9,033	9,404,897
3.50%, 03/15/27 (Call 12/15/26)	20,154	21,543,072
4.35%, 04/15/47 (Call 10/15/46)	9,220	10,845,693
United Technologies Corp.
2.65%, 11/01/26 (Call 08/01/26)(a)	15,025	15,384,790
2.80%, 05/04/24 (Call 03/04/24)(a)	6,665	6,865,408
3.13%, 05/04/27 (Call 02/04/27)(a)	12,579	13,257,825
3.65%, 08/16/23 (Call 07/16/23)	25,688	27,167,305
3.75%, 11/01/46 (Call 05/01/46)	8,838	9,725,680
3.95%, 08/16/25 (Call 06/16/25)(a)	13,106	14,341,361
4.13%, 11/16/28 (Call 08/16/28)(a)	29,859	33,866,848
4.15%, 05/15/45 (Call 11/16/44)	6,452	7,431,963
4.45%, 11/16/38 (Call 05/16/38)(a)	13,125	15,680,721
4.50%, 06/01/42	39,828	47,840,036
4.63%, 11/16/48 (Call 05/16/48)(a)	20,355	25,356,771
5.70%, 04/15/40	13,745	18,473,149

Security	Par (000)	Value

Aerospace & Defense (continued)
6.13%, 07/15/38	$9,450	$13,183,163

		674,304,335

Agriculture — 1.6%
Altria Group Inc.
2.85%, 08/09/22	2,561	2,596,761
3.80%, 02/14/24 (Call 01/14/24)(a)	11,367	11,896,062
3.88%, 09/16/46 (Call 03/16/46)	12,906	11,918,115
4.00%, 01/31/24	13,063	13,808,407
4.25%, 08/09/42(a)	11,492	11,215,898
4.40%, 02/14/26 (Call 12/14/25)(a)	16,434	17,721,042
4.80%, 02/14/29 (Call 11/14/28)	40,971	44,983,417
5.38%, 01/31/44(a)	12,718	14,215,987
5.80%, 02/14/39 (Call 08/14/38)	24,227	28,014,097
5.95%, 02/14/49 (Call 08/14/48)(a)	27,816	32,748,344
Archer-Daniels-Midland Co., 2.50%, 08/11/26 (Call 05/11/26)	11,563	11,705,588
BAT Capital Corp.
2.79%, 09/06/24 (Call 08/06/24)(a)	11,000	10,958,281
3.22%, 08/15/24 (Call 06/15/24)(a)	18,757	19,044,498
3.22%, 09/06/26 (Call 07/06/26)(a)	5,850	5,815,827
3.46%, 09/06/29 (Call 06/06/29)	5,000	4,914,094
3.56%, 08/15/27 (Call 05/15/27)(a)	40,522	40,743,226
4.39%, 08/15/37 (Call 02/15/37)	26,198	25,708,545
4.54%, 08/15/47 (Call 02/15/47)	30,427	29,270,126
4.76%, 09/06/49 (Call 03/06/49)	8,395	8,286,522
Philip Morris International Inc.
2.50%, 11/02/22 (Call 10/02/22)(a)	11,187	11,318,555
2.75%, 02/25/26 (Call 11/25/25)	3,836	3,894,560
2.88%, 05/01/24 (Call 04/01/24)	9,214	9,469,798
3.25%, 11/10/24(a)	11,654	12,217,850
3.38%, 08/11/25 (Call 05/11/25)	8,265	8,731,770
3.38%, 08/15/29 (Call 05/15/29)	17,244	18,080,931
3.88%, 08/21/42	6,925	7,104,092
4.13%, 03/04/43	8,401	9,000,710
4.25%, 11/10/44	11,261	12,334,696
4.38%, 11/15/41	9,928	10,850,073
4.88%, 11/15/43(a)	5,793	6,808,669
6.38%, 05/16/38	16,159	22,038,935
Reynolds American Inc.
4.45%, 06/12/25 (Call 03/12/25)(a)	38,604	41,357,307
5.70%, 08/15/35 (Call 02/15/35)(a)	7,228	8,098,517
5.85%, 08/15/45 (Call 02/15/45)	24,114	26,794,447

		553,665,747

Airlines — 0.0%
Delta Air Lines Inc., 2.90%, 10/28/24 (Call 09/28/24)	6,000	5,980,296

Apparel — 0.1%
NIKE Inc.
2.38%, 11/01/26 (Call 08/01/26)(a)	10,090	10,320,290
3.88%, 11/01/45 (Call 05/01/45)(a)	10,250	11,674,435

		21,994,725

Auto Manufacturers — 1.5%
Daimler Finance North America LLC
3.65%, 02/22/24(a)(b)	1,985	2,082,603
8.50%, 01/18/31	18,062	27,200,232
Ford Motor Co.
4.35%, 12/08/26 (Call 09/08/26)(a)	20,198	20,308,944
4.75%, 01/15/43	22,572	19,623,045
5.29%, 12/08/46 (Call 06/08/46)(a)	14,075	12,960,891

2019 ISHARES SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2019	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Auto Manufacturers (continued)
7.45%, 07/16/31	$20,007	$23,254,612
Ford Motor Credit Co. LLC
3.10%, 05/04/23	9,510	9,378,869
3.66%, 09/08/24	16,079	15,905,506
3.81%, 01/09/24 (Call 11/09/23)	7,008	7,004,322
3.82%, 11/02/27 (Call 08/02/27)(a)	14,155	13,479,335
4.13%, 08/04/25	25,507	25,421,098
4.14%, 02/15/23 (Call 01/15/23)	7,595	7,745,782
4.38%, 08/06/23(a)	9,316	9,584,397
4.39%, 01/08/26	13,284	13,241,977
5.11%, 05/03/29 (Call 02/03/29)(a)	15,430	15,628,167
5.58%, 03/18/24 (Call 02/18/24)	12,845	13,680,499
General Motors Co.
4.20%, 10/01/27 (Call 07/01/27)	13,672	13,958,324
4.88%, 10/02/23(a)	9,050	9,720,475
5.00%, 10/01/28 (Call 07/01/28)(a)	12,622	13,540,306
5.00%, 04/01/35(a)	8,605	8,753,515
5.15%, 04/01/38 (Call 10/01/37)	13,383	13,549,850
5.20%, 04/01/45	13,627	13,451,371
5.40%, 04/01/48 (Call 10/01/47)	9,912	10,046,556
5.95%, 04/01/49 (Call 10/01/48)	9,104	9,884,639
6.25%, 10/02/43	17,060	19,056,003
6.60%, 04/01/36 (Call 10/01/35)(a)	10,796	12,496,895
6.75%, 04/01/46 (Call 10/01/45)	9,110	10,509,325
General Motors Financial Co. Inc.
3.15%, 06/30/22 (Call 05/30/22)(a)	4,318	4,384,373
3.25%, 01/05/23 (Call 12/05/22)	4,688	4,750,701
3.45%, 04/10/22 (Call 02/10/22)	6,150	6,276,933
3.50%, 11/07/24 (Call 09/07/24)(a)	12,824	13,062,934
3.70%, 05/09/23 (Call 03/09/23)	15,692	16,104,099
3.95%, 04/13/24 (Call 02/13/24)(a)	10,554	10,923,249
4.00%, 01/15/25 (Call 10/15/24)(a)	9,748	10,095,230
4.00%, 10/06/26 (Call 07/06/26)(a)	8,844	9,005,153
4.15%, 06/19/23 (Call 05/19/23)(a)	5,452	5,682,851
4.30%, 07/13/25 (Call 04/13/25)(a)	9,379	9,805,206
4.35%, 04/09/25 (Call 02/09/25)(a)	9,704	10,179,578
4.35%, 01/17/27 (Call 10/17/26)	7,004	7,222,145
5.10%, 01/17/24 (Call 12/17/23)	9,519	10,250,858
5.25%, 03/01/26 (Call 12/01/25)	13,179	14,290,974
Toyota Motor Corp., 3.42%, 07/20/23(a)	5,026	5,297,114
Toyota Motor Credit Corp.
2.15%, 09/08/22(a)	6,776	6,832,948
3.20%, 01/11/27(a)	14,219	15,247,209
3.45%, 09/20/23(a)	8,431	8,902,424

		539,781,517

Banks — 24.7%
Australia & New Zealand Banking Group Ltd./New York NY
2.63%, 11/09/22(a)	10,531	10,733,780
3.70%, 11/16/25(a)	13,117	14,214,280
Banco Santander SA
2.71%, 06/27/24	8,225	8,345,929
3.13%, 02/23/23	7,937	8,102,828
3.31%, 06/27/29	21,050	21,830,932
3.50%, 04/11/22	3,762	3,864,668
3.80%, 02/23/28	10,610	11,200,100
3.85%, 04/12/23	13,365	13,968,205
4.25%, 04/11/27(a)	14,282	15,419,911
4.38%, 04/12/28(a)	12,392	13,593,081
5.18%, 11/19/25(a)	2,498	2,770,757

Security	Par (000)	Value

Banks (continued)
Bank of America Corp.
2.46%, 10/22/25 (Call 10/22/24)(a)(c)	$3,825	$3,846,042
2.50%, 10/21/22 (Call 10/21/21)(a)	15,272	15,411,641
2.82%, 07/21/23 (Call 07/21/22)(a)(c)	3,492	3,546,948
2.88%, 04/24/23 (Call 04/24/22)(a)(c)	4,409	4,481,622
2.88%, 10/22/30 (Call 10/22/29)(c)	10,000	10,021,249
3.00%, 12/20/23 (Call 12/20/22)(c)	48,350	49,444,571
3.09%, 10/01/25 (Call 10/01/24)(c)	19,549	20,202,077
3.12%, 01/20/23 (Call 01/20/22)(c)	2,777	2,832,714
3.19%, 07/23/30 (Call 07/23/29)(c)	23,985	24,734,661
3.25%, 10/21/27 (Call 10/21/26)	18,909	19,644,759
3.30%, 01/11/23	41,275	42,789,669
3.37%, 01/23/26 (Call 01/23/25)(a)(c)	25,057	26,225,811
3.42%, 12/20/28 (Call 12/20/27)(c)	66,115	69,215,470
3.46%, 03/15/25 (Call 03/15/24)(c)	27,725	28,935,637
3.50%, 04/19/26(a)	30,329	32,201,239
3.55%, 03/05/24 (Call 03/05/23)(c)	22,513	23,463,717
3.56%, 04/23/27 (Call 04/23/26)(c)	12,260	12,951,018
3.59%, 07/21/28 (Call 07/21/27)(c)	15,995	16,957,286
3.71%, 04/24/28 (Call 04/24/27)(a)(c)	18,820	20,061,066
3.82%, 01/20/28 (Call 01/20/27)(c)	19,559	21,029,227
3.86%, 07/23/24 (Call 07/23/23)(a)(c)	30,372	32,051,347
3.88%, 08/01/25	23,401	25,269,855
3.95%, 01/23/49 (Call 01/23/48)(a)(c)	15,708	17,683,441
3.97%, 03/05/29 (Call 03/05/28)(a)(c)	31,372	34,153,683
3.97%, 02/07/30 (Call 02/07/29)(c)	33,182	36,217,284
4.00%, 04/01/24(a)	20,155	21,630,924
4.00%, 01/22/25	30,385	32,442,560
4.08%, 04/23/40 (Call 04/23/39)(c)	21,155	23,676,094
4.10%, 07/24/23	19,863	21,199,307
4.13%, 01/22/24	23,872	25,680,801
4.20%, 08/26/24(a)	12,177	13,112,765
4.24%, 04/24/38 (Call 04/24/37)(c)	24,617	27,929,976
4.25%, 10/22/26	20,812	22,605,853
4.27%, 07/23/29 (Call 07/23/28)(a)(c)	35,792	39,737,349
4.33%, 03/15/50 (Call 03/15/49)(c)	25,806	30,581,436
4.44%, 01/20/48 (Call 01/20/47)(a)(c)	19,430	23,259,573
4.45%, 03/03/26	22,926	25,023,518
5.00%, 01/21/44(a)	21,397	27,196,454
5.88%, 02/07/42	18,256	25,418,298
6.11%, 01/29/37	18,189	23,915,301
7.75%, 05/14/38(a)	13,094	20,113,487
Series L, 3.95%, 04/21/25(a)	25,149	26,774,634
Series L, 4.18%, 11/25/27 (Call 11/25/26)(a)	15,310	16,558,783
Bank of America N.A., 6.00%, 10/15/36	8,020	11,003,861
Bank of Montreal
2.35%, 09/11/22(a)	9,876	10,007,999
2.50%, 06/28/24(a)	16,983	17,194,596
2.55%, 11/06/22 (Call 10/06/22)	9,072	9,237,974
Series E, 3.30%, 02/05/24(a)	21,879	22,849,723
Bank of New York Mellon Corp. (The)
2.20%, 08/16/23 (Call 06/16/23)(a)	13,508	13,577,750
2.45%, 08/17/26 (Call 05/17/26)(a)	11,713	11,840,436
2.80%, 05/04/26 (Call 02/04/26)	8,458	8,708,979
2.95%, 01/29/23 (Call 12/29/22)	11,125	11,445,432
3.25%, 05/16/27 (Call 02/16/27)(a)	4,686	4,960,269
3.30%, 08/23/29 (Call 05/23/29)(a)	8,509	8,984,354
3.40%, 01/29/28 (Call 10/29/27)	9,923	10,606,750
3.45%, 08/11/23(a)	9,988	10,500,326
3.50%, 04/28/23(a)	6,208	6,524,015

SCHEDULES OF INVESTMENTS

Schedule of Investments (unaudited) (continued) October 31, 2019	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
Series 0012, 3.65%, 02/04/24 (Call 01/05/24)(a)	$7,192	$7,654,214
Series G, 3.00%, 02/24/25 (Call 01/24/25)	9,193	9,582,585
Bank of Nova Scotia (The)
2.45%, 09/19/22	4,254	4,324,366
2.70%, 08/03/26(a)	15,694	15,989,471
2.80%, 07/21/21	4,025	4,086,535
3.40%, 02/11/24(a)	7,114	7,461,149
4.50%, 12/16/25(a)	18,661	20,392,164
Barclays PLC
3.65%, 03/16/25(a)	31,095	32,269,999
3.68%, 01/10/23 (Call 01/10/22)(a)	10,978	11,219,643
3.93%, 05/07/25 (Call 05/07/24)(a)(c)	8,757	9,128,093
4.34%, 05/16/24 (Call 05/16/23)(c)	17,831	18,772,609
4.34%, 01/10/28 (Call 01/10/27)(a)	16,218	17,504,598
4.38%, 09/11/24	13,794	14,472,051
4.38%, 01/12/26	26,116	28,108,813
4.84%, 05/09/28 (Call 05/07/27)(a)	19,298	20,622,186
4.95%, 01/10/47	20,754	23,917,949
4.97%, 05/16/29 (Call 05/16/28)(a)(c)	23,464	26,433,731
5.20%, 05/12/26(a)	22,606	24,602,166
5.25%, 08/17/45	16,429	19,745,879
BB&T Corp.
2.50%, 08/01/24 (Call 07/01/24)	13,121	13,292,781
2.85%, 10/26/24 (Call 09/26/24)	14,600	15,080,769
3.70%, 06/05/25 (Call 05/05/25)(a)	14,994	16,115,424
3.75%, 12/06/23 (Call 11/06/23)	11,115	11,794,476
BNP Paribas SA
3.25%, 03/03/23	9,638	10,076,647
4.25%, 10/15/24(a)	10,411	11,062,685
BPCE SA
2.75%, 12/02/21	1,956	1,988,765
4.00%, 04/15/24	14,338	15,442,393
Branch Banking & Trust Co.
3.63%, 09/16/25 (Call 08/16/25)	10,970	11,717,834
3.80%, 10/30/26 (Call 09/30/26)(a)	10,679	11,506,260
Canadian Imperial Bank of Commerce
3.10%, 04/02/24	16,657	17,245,823
3.50%, 09/13/23(a)	13,603	14,342,836
Capital One N.A., 2.65%, 08/08/22 (Call 07/08/22)	7,631	7,739,658
Citibank N.A., 3.65%, 01/23/24 (Call 12/23/23)(a)	22,860	24,242,689
Citigroup Inc.
2.70%, 10/27/22 (Call 09/27/22)(a)	15,260	15,511,479
2.88%, 07/24/23 (Call 07/24/22)(c)	17,002	17,277,570
3.14%, 01/24/23 (Call 01/24/22)(c)	1,594	1,625,263
3.20%, 10/21/26 (Call 07/21/26)(a)	33,700	34,930,579
3.30%, 04/27/25(a)	22,034	23,040,835
3.35%, 04/24/25 (Call 04/24/24)(c)	26,415	27,442,567
3.40%, 05/01/26(a)	18,334	19,244,375
3.50%, 05/15/23(a)	9,850	10,209,197
3.52%, 10/27/28 (Call 10/27/27)(a)(c)	30,817	32,466,283
3.67%, 07/24/28 (Call 07/24/27)(c)	26,374	28,021,236
3.70%, 01/12/26(a)	20,478	21,851,228
3.88%, 10/25/23(a)	13,349	14,171,285
3.88%, 03/26/25	19,320	20,433,535
3.88%, 01/24/39 (Call 01/24/38)(c)	14,422	15,735,236
3.89%, 01/10/28 (Call 01/10/27)(a)(c)	34,223	36,783,640
3.98%, 03/20/30 (Call 03/20/29)(c)	22,400	24,424,124
4.00%, 08/05/24(a)	7,798	8,297,975
4.04%, 06/01/24 (Call 06/01/23)(c)	13,868	14,672,325
4.05%, 07/30/22(a)	3,905	4,097,945

Security	Par (000)	Value

Banks (continued)
4.08%, 04/23/29 (Call 04/23/28)(a)(c)	$9,676	$10,599,256
4.13%, 07/25/28(a)	27,346	29,592,012
4.28%, 04/24/48 (Call 04/24/47)(a)(c)	11,320	13,376,267
4.30%, 11/20/26(a)	14,761	15,973,386
4.40%, 06/10/25	23,297	25,255,651
4.45%, 09/29/27	45,195	49,713,964
4.60%, 03/09/26(a)	11,616	12,742,192
4.65%, 07/30/45	14,386	17,561,081
4.65%, 07/23/48 (Call 06/23/48)(a)	26,403	32,576,235
4.75%, 05/18/46(a)	21,653	25,434,114
5.30%, 05/06/44(a)	9,286	11,623,241
5.50%, 09/13/25(a)	16,332	18,677,755
5.88%, 01/30/42	11,666	16,029,758
6.63%, 06/15/32	10,833	14,358,963
6.68%, 09/13/43	10,451	15,101,569
8.13%, 07/15/39	20,258	33,218,892
Citizens Financial Group Inc., 4.30%, 12/03/25 (Call 11/03/25)(a)	7,373	7,950,147
Cooperatieve Rabobank UA
3.75%, 07/21/26(a)	21,864	22,827,516
3.95%, 11/09/22	14,491	15,137,799
4.38%, 08/04/25	22,461	24,373,460
4.63%, 12/01/23	6,902	7,440,290
5.25%, 05/24/41(a)	13,792	19,024,126
5.25%, 08/04/45	13,485	16,965,206
5.75%, 12/01/43(a)	14,937	19,813,818
Cooperatieve Rabobank UA/NY
2.75%, 01/10/23	13,315	13,611,071
3.38%, 05/21/25	21,884	23,333,850
Credit Suisse AG/New York NY, 3.63%, 09/09/24(a)	37,090	39,415,491
Credit Suisse Group Funding Guernsey Ltd.
3.75%, 03/26/25(a)	26,357	27,844,165
3.80%, 06/09/23	24,773	25,921,345
4.55%, 04/17/26(a)	21,032	23,272,522
4.88%, 05/15/45	25,902	32,155,945
Deutsche Bank AG/London, 3.70%, 05/30/24(a)	3,944	3,984,416
Deutsche Bank AG/New York NY
3.30%, 11/16/22(a)	11,145	11,168,732
3.70%, 05/30/24(a)	12,419	12,551,049
3.95%, 02/27/23	7,917	8,089,739
Discover Bank
2.45%, 09/12/24 (Call 08/12/24)	5,550	5,555,078
3.35%, 02/06/23 (Call 01/06/23)(a)	7,793	8,044,773
3.45%, 07/27/26 (Call 04/27/26)(a)	11,629	12,059,628
4.20%, 08/08/23	10,721	11,427,185
4.65%, 09/13/28 (Call 06/13/28)(a)	13,048	14,644,003
Fifth Third Bancorp.
2.38%, 01/28/25 (Call 12/28/24)	5,000	5,023,678
3.65%, 01/25/24 (Call 12/25/23)	11,547	12,179,771
3.95%, 03/14/28 (Call 02/14/28)(a)	3,170	3,467,489
4.30%, 01/16/24 (Call 12/16/23)(a)	8,603	9,254,087
8.25%, 03/01/38	10,869	16,644,918
Fifth Third Bank/Cincinnati OH
3.85%, 03/15/26 (Call 02/15/26)(a)	10,079	10,767,834
3.95%, 07/28/25 (Call 06/28/25)(a)	5,542	6,049,229
Goldman Sachs Group Inc. (The)
2.91%, 07/24/23 (Call 07/24/22)(a)(c)	11,616	11,791,229
3.20%, 02/23/23 (Call 01/23/23)(a)	16,295	16,802,374
3.27%, 09/29/25 (Call 09/29/24)(c)	29,585	30,608,845
3.50%, 01/23/25 (Call 10/23/24)	28,933	30,246,312

2019 ISHARES SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2019	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
3.50%, 11/16/26 (Call 11/16/25)(a)	$29,414	$30,697,192
3.63%, 01/22/23(a)	22,528	23,555,820
3.63%, 02/20/24 (Call 01/20/24)(a)	13,491	14,175,756
3.69%, 06/05/28 (Call 06/05/27)(c)	26,599	28,045,071
3.75%, 05/22/25 (Call 02/22/25)	30,464	32,298,813
3.75%, 02/25/26 (Call 11/25/25)(a)	15,945	16,938,117
3.81%, 04/23/29 (Call 04/23/28)(c)	31,573	33,524,704
3.85%, 07/08/24 (Call 04/08/24)(a)	23,317	24,725,365
3.85%, 01/26/27 (Call 01/26/26)(a)	26,876	28,588,273
4.00%, 03/03/24	26,748	28,582,712
4.02%, 10/31/38 (Call 10/31/37)(c)	29,635	32,037,829
4.22%, 05/01/29 (Call 05/01/28)(a)(c)	43,302	47,317,524
4.25%, 10/21/25(a)	24,720	26,626,243
4.41%, 04/23/39 (Call 04/23/38)(c)	18,904	21,428,805
4.75%, 10/21/45 (Call 04/21/45)	21,523	26,127,396
4.80%, 07/08/44 (Call 01/08/44)(a)	20,981	25,382,405
5.15%, 05/22/45	23,350	28,265,133
5.95%, 01/15/27(a)	7,854	9,347,478
6.13%, 02/15/33	4,890	6,538,681
6.25%, 02/01/41	25,640	35,962,295
6.75%, 10/01/37	65,513	89,026,880
HSBC Bank USA N.A./New York NY 5.63%, 08/15/35	8,319	10,368,123
5.88%, 11/01/34	12,033	15,541,335
HSBC Holdings PLC
3.03%, 11/22/23 (Call 11/22/22)(a)(c)	13,514	13,789,817
3.26%, 03/13/23 (Call 03/13/22)(a)(c)	3,752	3,834,837
3.60%, 05/25/23(a)	21,155	22,070,586
3.80%, 03/11/25 (Call 03/11/24)(a)(c)	14,830	15,552,701
3.90%, 05/25/26(a)	28,141	29,999,257
3.95%, 05/18/24 (Call 05/18/23)(a)(c)	15,071	15,823,133
3.97%, 05/22/30 (Call 05/22/29)(a)(c)	21,571	23,292,430
4.04%, 03/13/28 (Call 03/13/27)(a)(c)	23,462	25,137,260
4.25%, 03/14/24(a)	5,698	6,045,851
4.25%, 08/18/25(a)	33,603	35,899,846
4.29%, 09/12/26 (Call 09/12/25)(c)	21,824	23,589,773
4.30%, 03/08/26(a)	40,426	44,030,916
4.38%, 11/23/26(a)	14,601	15,786,176
4.58%, 06/19/29 (Call 06/19/28)(c)	45,418	50,800,410
5.25%, 03/14/44(a)	15,351	19,112,921
6.10%, 01/14/42	11,247	16,024,395
6.50%, 05/02/36(a)	21,309	28,588,862
6.50%, 09/15/37	32,645	44,313,110
6.80%, 06/01/38(a)	16,325	22,952,015
HSBC USA Inc., 3.50%, 06/23/24	5,961	6,307,122
Huntington Bancshares Inc./OH, 2.63%, 08/06/24 (Call 07/06/24)	9,600	9,745,676
Huntington National Bank (The), 3.55%, 10/06/23 (Call 09/06/23)	5,352	5,644,924
ING Groep NV
3.15%, 03/29/22	2,203	2,255,016
3.55%, 04/09/24	8,060	8,448,491
3.95%, 03/29/27(a)	13,719	14,736,419
4.05%, 04/09/29(a)	8,760	9,650,043
4.10%, 10/02/23(a)	16,735	17,848,748
4.55%, 10/02/28(a)	27,510	31,275,219
JPMorgan Chase & Co.
2.30%, 10/15/25 (Call 10/15/24)(c)	17,775	17,733,286
2.70%, 05/18/23 (Call 03/18/23)(a)	15,239	15,550,734
2.74%, 10/15/30 (Call 10/15/29)(a)(c)	31,850	31,729,126

Security	Par (000)	Value

Banks (continued)
2.78%, 04/25/23 (Call 04/25/22)(c)	$1,941	$1,969,210
2.95%, 10/01/26 (Call 07/01/26)(a)	32,066	32,984,777
2.97%, 01/15/23 (Call 01/15/22)	14,990	15,273,545
3.13%, 01/23/25 (Call 10/23/24)	26,380	27,376,162
3.20%, 01/25/23(a)	30,937	32,032,015
3.20%, 06/15/26 (Call 03/15/26)	17,485	18,281,214
3.22%, 03/01/25 (Call 03/01/24)(c)	22,031	22,857,429
3.25%, 09/23/22(a)	30,430	31,497,411
3.30%, 04/01/26 (Call 01/01/26)(a)	31,727	33,355,779
3.38%, 05/01/23(a)	21,261	22,178,236
3.51%, 01/23/29 (Call 01/23/28)(c)	38,993	41,245,544
3.54%, 05/01/28 (Call 05/01/27)(a)(c)	30,543	32,388,817
3.56%, 04/23/24 (Call 04/23/23)(c)	25,173	26,267,144
3.63%, 05/13/24	18,085	19,231,660
3.63%, 12/01/27 (Call 12/01/26)(a)	14,738	15,518,651
3.70%, 05/06/30 (Call 05/06/29)(a)(c)	22,465	24,147,581
3.78%, 02/01/28 (Call 02/01/27)(c)	4,887	5,248,136
3.80%, 07/23/24 (Call 07/23/23)(a)(c)	25,497	26,952,351
3.88%, 02/01/24(a)	14,806	15,824,453
3.88%, 09/10/24	26,869	28,665,416
3.88%, 07/24/38 (Call 07/24/37)(c)	25,405	27,840,323
3.90%, 07/15/25 (Call 04/15/25)	30,667	33,109,075
3.90%, 01/23/49 (Call 01/23/48)(a)(c)	19,137	21,248,963
3.96%, 01/29/27 (Call 01/29/26)(a)(c)	20,307	21,992,101
3.96%, 11/15/48 (Call 11/15/47)(c)	32,789	36,656,515
4.01%, 04/23/29 (Call 04/23/28)(c)	32,025	34,988,738
4.02%, 12/05/24 (Call 12/05/23)(c)	23,770	25,380,244
4.03%, 07/24/48 (Call 07/24/47)(a)(c)	17,066	19,308,967
4.13%, 12/15/26(a)	10,737	11,677,346
4.20%, 07/23/29 (Call 07/23/28)(a)(c)	33,494	37,168,851
4.25%, 10/01/27	10,928	12,015,883
4.26%, 02/22/48 (Call 02/22/47)(c)	23,037	26,892,265
4.45%, 12/05/29 (Call 12/05/28)(a)(c)	23,399	26,516,484
4.85%, 02/01/44	11,428	14,356,946
4.95%, 06/01/45	20,557	25,499,978
5.40%, 01/06/42(a)	15,628	20,707,775
5.50%, 10/15/40	15,380	20,283,633
5.60%, 07/15/41	18,849	25,471,824
5.63%, 08/16/43	10,729	14,202,499
6.40%, 05/15/38	27,519	39,248,666
KeyBank N.A./Cleveland OH
2.30%, 09/14/22	11,295	11,375,383
3.30%, 06/01/25	11,021	11,679,428
KeyCorp., 4.10%, 04/30/28(a)	10,616	11,675,733
Lloyds Banking Group PLC
2.91%, 11/07/23 (Call 11/07/22)(c)	22,974	23,289,755
3.57%, 11/07/28 (Call 11/07/27)(a)(c)	29,226	30,359,767
3.75%, 01/11/27	12,040	12,734,759
3.90%, 03/12/24(a)	8,665	9,152,828
4.05%, 08/16/23	19,481	20,630,254
4.34%, 01/09/48(a)	17,416	18,444,632
4.38%, 03/22/28	14,765	16,300,811
4.45%, 05/08/25(a)	29,830	32,657,624
4.50%, 11/04/24	9,829	10,499,310
4.55%, 08/16/28(a)	10,291	11,541,340
4.58%, 12/10/25	17,670	18,977,333
4.65%, 03/24/26(a)	18,060	19,476,547
5.30%, 12/01/45(a)	8,962	10,771,734
M&T Bank Corp., 3.55%, 07/26/23 (Call 06/26/23)(a)	2,320	2,433,040

SCHEDULES OF INVESTMENTS

Schedule of Investments (unaudited) (continued) October 31, 2019	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
Manufacturers & Traders Trust Co., 2.90%, 02/06/25 (Call 01/06/25)	$9,676	$10,010,754
Mitsubishi UFJ Financial Group Inc.
2.67%, 07/25/22(a)	11,570	11,714,794
2.76%, 09/13/26(a)	18,135	18,353,842
2.80%, 07/18/24(a)	12,375	12,618,609
3.20%, 07/18/29	18,025	18,700,698
3.29%, 07/25/27(a)	12,467	13,055,201
3.41%, 03/07/24	20,141	21,038,350
3.46%, 03/02/23	20,754	21,508,848
3.68%, 02/22/27(a)	16,055	17,155,170
3.74%, 03/07/29	27,421	29,753,345
3.75%, 07/18/39(a)	15,661	16,923,369
3.76%, 07/26/23(a)	6,250	6,577,611
3.78%, 03/02/25	6,774	7,226,073
3.85%, 03/01/26(a)	29,975	32,228,853
3.96%, 03/02/28(a)	9,948	10,929,194
4.05%, 09/11/28	12,620	13,983,016
Mizuho Financial Group Inc.
2.60%, 09/11/22(a)	8,967	9,059,993
2.84%, 09/13/26(a)	14,329	14,532,829
3.15%, 07/16/30 (Call 07/16/29)(c)	7,980	8,180,375
3.17%, 09/11/27	6,606	6,853,575
3.55%, 03/05/23	8,830	9,188,154
3.92%, 09/11/24 (Call 09/11/23)(a)(c)	11,419	12,004,340
4.02%, 03/05/28(a)	17,415	19,174,739
4.25%, 09/11/29 (Call 09/11/28)(a)(c)	16,884	18,807,905
Morgan Stanley
2.72%, 07/22/25 (Call 07/22/24)(a)(c)	18,460	18,719,548
3.13%, 01/23/23	23,732	24,417,299
3.13%, 07/27/26	36,329	37,718,704
3.59%, 07/22/28 (Call 07/22/27)(c)	29,626	31,275,845
3.63%, 01/20/27(a)	33,482	35,678,998
3.70%, 10/23/24	39,145	41,649,630
3.74%, 04/24/24 (Call 04/24/23)(a)(c)	36,024	37,714,678
3.75%, 02/25/23(a)	24,878	26,151,813
3.77%, 01/24/29 (Call 01/24/28)(c)	27,337	29,205,276
3.88%, 01/27/26	36,682	39,513,352
3.95%, 04/23/27	22,512	24,022,427
3.97%, 07/22/38 (Call 07/22/37)(c)	22,961	25,106,283
4.00%, 07/23/25(a)	32,580	35,291,904
4.10%, 05/22/23(a)	15,893	16,820,643
4.30%, 01/27/45(a)	27,110	31,363,822
4.35%, 09/08/26(a)	29,454	32,034,218
4.38%, 01/22/47(a)	28,669	33,769,401
4.43%, 01/23/30 (Call 01/23/29)(a)(c)	33,760	37,888,112
4.46%, 04/22/39 (Call 04/22/38)(a)(c)	10,168	11,770,948
4.88%, 11/01/22	20,879	22,412,669
5.00%, 11/24/25(a)	17,463	19,654,601
6.38%, 07/24/42	24,052	35,024,034
7.25%, 04/01/32	13,811	19,668,944
Series F, 3.88%, 04/29/24	30,156	32,143,308
National Australia Bank Ltd./New York
2.50%, 07/12/26	16,323	16,484,710
3.00%, 01/20/23(a)	5,026	5,176,323
3.38%, 01/14/26	7,913	8,390,760
3.63%, 06/20/23	6,930	7,305,034
Northern Trust Corp., 3.95%, 10/30/25(a)	9,230	10,064,027
PNC Bank N.A.
2.45%, 07/28/22 (Call 06/28/22)(a)	1,367	1,383,805

Security	Par (000)	Value

Banks (continued)
2.55%, 12/09/21 (Call 11/09/21)(a)	$5,912	$5,982,687
2.63%, 02/17/22 (Call 01/18/22)	2,762	2,803,862
2.70%, 11/01/22 (Call 10/01/22)	11,914	12,111,668
2.95%, 01/30/23 (Call 12/30/22)	6,032	6,178,487
2.95%, 02/23/25 (Call 01/24/25)	12,022	12,472,928
3.10%, 10/25/27 (Call 09/25/27)	13,889	14,615,993
3.25%, 06/01/25 (Call 05/02/25)(a)	11,718	12,354,004
3.50%, 06/08/23 (Call 05/09/23)	7,035	7,382,090
3.80%, 07/25/23 (Call 06/25/23)	4,384	4,620,891
4.05%, 07/26/28(a)	15,649	17,389,167
PNC Financial Services Group Inc. (The)
2.60%, 07/23/26 (Call 05/23/26)(a)	2,495	2,539,643
3.15%, 05/19/27 (Call 04/19/27)(a)	4,086	4,307,330
3.30%, 03/08/22 (Call 02/06/22)	10,551	10,871,345
3.45%, 04/23/29 (Call 01/23/29)	10,494	11,300,856
3.50%, 01/23/24 (Call 12/23/23)(a)	9,666	10,218,397
3.90%, 04/29/24 (Call 03/29/24)	8,062	8,635,970
Regions Financial Corp.
2.75%, 08/14/22 (Call 07/14/22)(a)	6,328	6,444,515
3.80%, 08/14/23 (Call 07/14/23)(a)	7,907	8,362,962
Royal Bank of Canada
2.25%, 11/01/24	12,000	12,024,301
2.55%, 07/16/24(a)	10,968	11,126,992
3.70%, 10/05/23	23,223	24,563,720
4.65%, 01/27/26(a)	16,040	17,820,515
Royal Bank of Scotland Group PLC
3.88%, 09/12/23	29,234	30,479,056
4.27%, 03/22/25 (Call 03/22/24)(a)(c)	18,712	19,841,782
4.45%, 05/08/30 (Call 05/08/29)(a)(c)	15,470	16,968,130
4.52%, 06/25/24 (Call 06/25/23)(a)(c)	12,477	13,244,808
4.80%, 04/05/26(a)	17,105	18,937,188
4.89%, 05/18/29 (Call 05/18/28)(c)	27,087	30,437,377
5.08%, 01/27/30 (Call 01/27/29)(a)(c)	18,803	21,502,171
5.13%, 05/28/24(a)	21,693	23,415,635
6.00%, 12/19/23	21,543	23,887,962
6.10%, 06/10/23(a)	12,054	13,261,395
6.13%, 12/15/22	25,060	27,308,914
Santander Holdings USA Inc.
3.24%, 10/05/26 (Call 08/05/26)(b)	200	201,571
3.40%, 01/18/23 (Call 12/18/22)	7,254	7,451,946
3.50%, 06/07/24 (Call 05/07/24)(a)	10,455	10,752,428
4.40%, 07/13/27 (Call 04/14/27)	11,218	12,040,015
4.50%, 07/17/25 (Call 04/17/25)(a)	9,519	10,255,941
Santander UK Group Holdings PLC
3.37%, 01/05/24 (Call 01/05/23)(c)	14,673	14,980,392
3.57%, 01/10/23 (Call 01/10/22)(a)	9,606	9,809,377
3.82%, 11/03/28 (Call 11/03/27)(a)(c)	13,774	14,519,649
4.80%, 11/15/24 (Call 11/15/23)(c)	11,123	11,994,768
Santander UK PLC
2.88%, 06/18/24	8,435	8,605,406
4.00%, 03/13/24(a)	7,341	7,847,726
State Street Corp.
2.65%, 05/19/26(a)	11,674	11,923,194
3.10%, 05/15/23(a)	8,796	9,087,466
3.30%, 12/16/24(a)	6,338	6,700,609
3.55%, 08/18/25(a)	12,768	13,741,594
3.70%, 11/20/23(a)	7,360	7,845,839
Sumitomo Mitsui Banking Corp., 3.20%, 07/18/22	5,518	5,668,542
Sumitomo Mitsui Financial Group Inc. 2.63%, 07/14/26(a)	28,515	28,621,891

2019 ISHARES SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2019	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
2.70%, 07/16/24(a)	$22,225	$22,543,455
2.78%, 07/12/22	20,002	20,327,138
2.78%, 10/18/22(a)	10,611	10,807,013
3.01%, 10/19/26(a)	17,406	17,866,464
3.04%, 07/16/29	11,850	12,141,944
3.10%, 01/17/23	16,300	16,729,073
3.35%, 10/18/27(a)	9,192	9,666,405
3.36%, 07/12/27(a)	22,323	23,451,970
3.45%, 01/11/27(a)	11,087	11,690,871
3.54%, 01/17/28(a)	17,334	18,477,777
3.75%, 07/19/23	10,720	11,271,203
3.78%, 03/09/26	21,349	22,958,394
3.94%, 10/16/23(a)	977	1,036,845
3.94%, 07/19/28(a)	450	494,035
SunTrust Bank/Atlanta GA
2.45%, 08/01/22 (Call 07/01/22)	12,893	13,026,596
3.20%, 04/01/24 (Call 03/01/24)(a)	6,985	7,283,198
3.30%, 05/15/26 (Call 04/15/26)(a)	5,816	6,076,992
SunTrust Banks Inc., 4.00%, 05/01/25 (Call 03/01/25)(a)	15,525	16,838,923
Svenska Handelsbanken AB, 3.90%, 11/20/23	2,175	2,324,927
Synchrony Bank, 3.00%, 06/15/22 (Call 05/15/22)	3,269	3,315,032
Toronto-Dominion Bank (The)
1.80%, 07/13/21	1,897	1,895,309
2.65%, 06/12/24(a)	23,546	24,098,001
3.25%, 03/11/24	10,668	11,178,480
3.50%, 07/19/23	12,692	13,384,856
U.S. Bancorp.
2.40%, 07/30/24 (Call 06/28/24)(a)	3,889	3,957,181
3.00%, 07/30/29 (Call 04/30/29)(a)	8,149	8,443,172
3.10%, 04/27/26 (Call 03/27/26)	11,948	12,476,160
3.38%, 02/05/24 (Call 01/05/24)	11,318	11,952,235
3.60%, 09/11/24 (Call 08/11/24)(a)	8,579	9,145,638
3.70%, 01/30/24 (Call 12/29/23)(a)	6,752	7,198,724
3.90%, 04/26/28 (Call 03/24/28)(a)	13,820	15,507,450
3.95%, 11/17/25 (Call 10/17/25)(a)	10,030	11,069,101
Series V, 2.38%, 07/22/26 (Call 06/22/26)(a)	18,807	19,036,523
Series X, 3.15%, 04/27/27 (Call 03/27/27)	19,420	20,541,223
U.S. Bank N.A./Cincinnati OH
2.80%, 01/27/25 (Call 12/27/24)(a)	15,389	15,968,300
2.85%, 01/23/23 (Call 12/23/22)	4,596	4,728,156
3.40%, 07/24/23 (Call 06/23/23)(a)	11,262	11,826,089
Wachovia Corp., 5.50%, 08/01/35(a)	7,015	8,789,606
Wells Fargo & Co.
2.41%, 10/30/25 (Call 10/30/24)(c)	20,000	20,002,000
2.63%, 07/22/22	19,038	19,291,999
2.88%, 10/30/30 (Call 10/30/29)(c)	23,000	23,044,275
3.00%, 02/19/25	31,498	32,424,271
3.00%, 04/22/26(a)	37,284	38,291,302
3.00%, 10/23/26(a)	41,469	42,601,037
3.07%, 01/24/23 (Call 01/24/22)	39,116	39,870,634
3.20%, 06/17/27 (Call 06/17/26)(c)	27,777	28,728,376
3.30%, 09/09/24(a)	14,886	15,551,172
3.50%, 03/08/22(a)	1,142	1,178,009
3.55%, 09/29/25	30,969	32,873,519
3.58%, 05/22/28 (Call 05/22/27)(c)	34,183	36,241,562
3.75%, 01/24/24 (Call 12/24/23)	34,785	36,792,119
3.90%, 05/01/45	22,099	24,699,988
4.10%, 06/03/26(a)	33,249	35,735,260
4.13%, 08/15/23	11,635	12,339,139

Security	Par (000)	Value

Banks (continued)
4.15%, 01/24/29 (Call 10/24/28)(a)	$30,457	$33,764,591
4.30%, 07/22/27	29,608	32,491,603
4.40%, 06/14/46(a)	23,310	26,391,906
4.65%, 11/04/44	21,560	25,181,403
4.75%, 12/07/46	22,118	26,240,988
4.90%, 11/17/45	23,854	28,833,351
5.38%, 02/07/35(a)	6,079	7,763,484
5.38%, 11/02/43(a)	20,031	25,313,403
5.61%, 01/15/44	25,922	33,758,768
Series M, 3.45%, 02/13/23(a)	21,928	22,693,572
Wells Fargo Bank N.A.
3.55%, 08/14/23 (Call 07/14/23)	29,628	31,143,825
5.85%, 02/01/37	9,981	13,171,551
6.60%, 01/15/38(a)	15,873	22,674,582
Westpac Banking Corp.
2.50%, 06/28/22(a)	3,574	3,626,780
2.70%, 08/19/26	8,479	8,714,002
2.75%, 01/11/23	13,109	13,407,361
2.85%, 05/13/26	19,840	20,500,503
3.30%, 02/26/24(a)	13,789	14,452,113
3.35%, 03/08/27	9,912	10,570,171
3.40%, 01/25/28(a)	14,266	15,391,256
3.65%, 05/15/23(a)	9,471	9,989,679
4.42%, 07/24/39	12,405	13,652,905

		8,695,484,157

Beverages — 3.3%
Anheuser-Busch Companies LLC/Anheuser-Busch InBev Worldwide Inc.
3.65%, 02/01/26 (Call 11/01/25)(a)	55,187	59,094,284
4.70%, 02/01/36 (Call 08/01/35)	62,036	71,975,718
4.90%, 02/01/46 (Call 08/01/45)	113,731	136,065,699
Anheuser-Busch InBev Finance Inc.
2.63%, 01/17/23	1	511
3.30%, 02/01/23 (Call 12/01/22)	25,202	26,206,156
3.65%, 02/01/26 (Call 11/01/25)	3,839	4,121,917
3.70%, 02/01/24	11,432	12,198,280
4.00%, 01/17/43(a)	8,246	8,628,103
4.63%, 02/01/44	13,068	14,878,192
4.90%, 02/01/46 (Call 08/01/45)(a)	11,055	13,141,514
Anheuser-Busch InBev Worldwide Inc.
3.75%, 07/15/42(a)	9,565	9,780,214
4.00%, 04/13/28 (Call 01/13/28)	31,747	35,021,865
4.15%, 01/23/25 (Call 12/23/24)	42,033	45,987,578
4.38%, 04/15/38 (Call 10/15/37)	15,554	17,504,157
4.44%, 10/06/48 (Call 04/06/48)	20,158	22,846,704
4.60%, 04/15/48 (Call 10/15/47)	29,074	33,385,674
4.75%, 01/23/29 (Call 10/23/28)(a)	43,405	50,406,756
4.75%, 04/15/58 (Call 10/15/57)(a)	21,615	25,368,194
4.90%, 01/23/31 (Call 10/23/30)(a)	13,752	16,458,440
4.95%, 01/15/42(a)	18,440	21,833,362
5.45%, 01/23/39 (Call 07/23/38)	21,615	27,188,279
5.55%, 01/23/49 (Call 07/23/48)(a)	42,513	55,921,775
5.80%, 01/23/59 (Call 07/23/58)(a)	21,397	29,013,202
8.20%, 01/15/39	8,179	13,011,907
Coca-Cola Co. (The)
1.75%, 09/06/24	5,075	5,048,160
2.13%, 09/06/29	11,259	11,108,464
2.25%, 09/01/26(a)	13,765	13,895,210
2.50%, 04/01/23(a)	5,888	6,026,961
2.88%, 10/27/25(a)	23,011	24,182,775

SCHEDULES OF INVESTMENTS

Schedule of Investments (unaudited) (continued) October 31, 2019	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Beverages (continued)
3.20%, 11/01/23(a)	$13,147	$13,854,276
Constellation Brands Inc.
3.15%, 08/01/29 (Call 05/01/29)	4,615	4,713,381
4.25%, 05/01/23(a)	8,627	9,223,652
Diageo Capital PLC, 2.63%, 04/29/23 (Call 01/29/23)(a)	19,659	20,048,881
Keurig Dr Pepper Inc.
4.06%, 05/25/23 (Call 04/25/23)(b)	200	211,836
4.06%, 05/25/23 (Call 04/25/23)(a)	20,830	22,033,235
4.42%, 05/25/25 (Call 03/25/25)	6,568	7,207,268
4.60%, 05/25/28 (Call 02/25/28)	19,457	22,050,122
5.09%, 05/25/48 (Call 11/25/47)	9,456	11,343,264
Molson Coors Brewing Co.
2.10%, 07/15/21 (Call 06/15/21)(a)	3,861	3,862,205
3.00%, 07/15/26 (Call 04/15/26)(a)	21,905	22,071,160
4.20%, 07/15/46 (Call 01/15/46)(a)	19,433	19,181,920
5.00%, 05/01/42(a)	15,429	16,746,376
PepsiCo Inc.
2.38%, 10/06/26 (Call 07/06/26)(a)	14,042	14,283,975
2.63%, 07/29/29 (Call 04/29/29)(a)	12,150	12,548,575
2.75%, 03/01/23(a)	12,068	12,458,571
2.75%, 04/30/25 (Call 01/30/25)	18,578	19,397,572
2.85%, 02/24/26 (Call 11/24/25)	8,933	9,336,762
2.88%, 10/15/49 (Call 04/15/49)	10,000	9,749,014
3.00%, 10/15/27 (Call 07/15/27)	8,843	9,394,929
3.38%, 07/29/49 (Call 01/29/49)	9,656	10,299,598
3.45%, 10/06/46 (Call 04/06/46)	17,339	18,796,388
3.60%, 03/01/24 (Call 12/01/23)(a)	12,480	13,332,596
4.00%, 03/05/42	13,464	15,540,343
4.00%, 05/02/47 (Call 11/02/46)(a)	10,942	12,860,286
4.45%, 04/14/46 (Call 10/14/45)	14,264	17,842,498

		1,158,688,734

Biotechnology — 1.9%
Amgen Inc.
2.25%, 08/19/23 (Call 06/19/23)	6,484	6,516,784
2.60%, 08/19/26 (Call 05/19/26)	13,697	13,820,565
3.13%, 05/01/25 (Call 02/01/25)	19,058	19,819,872
3.20%, 11/02/27 (Call 08/02/27)(a)	5,564	5,816,816
3.63%, 05/22/24 (Call 02/22/24)	14,067	14,923,082
4.40%, 05/01/45 (Call 11/01/44)(a)	23,951	26,903,205
4.56%, 06/15/48 (Call 12/15/47)(a)	20,051	23,070,677
4.66%, 06/15/51 (Call 12/15/50)	28,811	33,660,148
5.15%, 11/15/41 (Call 05/15/41)	17,097	20,725,794
Baxalta Inc., 4.00%, 06/23/25 (Call 03/23/25)	14,663	15,817,469
Biogen Inc.
3.63%, 09/15/22(a)	13,946	14,579,100
4.05%, 09/15/25 (Call 06/15/25)	17,185	18,836,901
5.20%, 09/15/45 (Call 03/15/45)	19,431	23,727,153
Celgene Corp.
2.75%, 02/15/23 (Call 01/15/23)	13,495	13,751,038
3.25%, 02/20/23 (Call 01/20/23)	9,430	9,751,137
3.45%, 11/15/27 (Call 08/15/27)	19,328	20,547,865
3.63%, 05/15/24 (Call 02/15/24)	13,766	14,536,406
3.88%, 08/15/25 (Call 05/15/25)	35,512	38,281,418
3.90%, 02/20/28 (Call 11/20/27)	17,480	19,191,493
4.35%, 11/15/47 (Call 05/15/47)	13,373	15,628,224
4.55%, 02/20/48 (Call 08/20/47)	18,816	22,737,074
4.63%, 05/15/44 (Call 11/15/43)	7,837	9,401,232
5.00%, 08/15/45 (Call 02/15/45)	24,552	31,146,375
Gilead Sciences Inc. 2.50%, 09/01/23 (Call 07/01/23)	9,287	9,439,825

Security	Par (000)	Value

Biotechnology (continued)
2.95%, 03/01/27 (Call 12/01/26)(a)	$21,753	$22,624,379
3.25%, 09/01/22 (Call 07/01/22)(a)	10,763	11,170,162
3.50%, 02/01/25 (Call 11/01/24)(a)	9,302	9,883,409
3.65%, 03/01/26 (Call 12/01/25)(a)	27,516	29,615,452
3.70%, 04/01/24 (Call 01/01/24)(a)	12,860	13,676,161
4.00%, 09/01/36 (Call 03/01/36)(a)	12,394	13,789,409
4.15%, 03/01/47 (Call 09/01/46)(a)	18,718	20,726,623
4.50%, 02/01/45 (Call 08/01/44)	9,677	11,152,859
4.60%, 09/01/35 (Call 03/01/35)	13,680	16,166,350
4.75%, 03/01/46 (Call 09/01/45)	27,821	33,313,639
4.80%, 04/01/44 (Call 10/01/43)	21,907	26,174,247
5.65%, 12/01/41 (Call 06/01/41)(a)	10,268	13,378,382

		664,300,725

Chemicals — 1.3%
Dow Chemical Co. (The)
3.00%, 11/15/22 (Call 08/15/22)(a)	3,596	3,682,644
3.50%, 10/01/24 (Call 07/01/24)(a)	6,424	6,716,787
3.63%, 05/15/26 (Call 03/15/26)(b)	11,940	12,493,112
4.13%, 11/15/21 (Call 08/15/21)	1,699	1,762,698
4.38%, 11/15/42 (Call 05/15/42)	14,850	15,538,534
4.80%, 05/15/49 (Call 11/15/48)(a)(b)	11,610	12,908,134
5.25%, 11/15/41 (Call 05/15/41)	12,834	14,740,482
5.55%, 11/30/48 (Call 05/30/48)(b)	3,073	3,748,728
7.38%, 11/01/29	11,483	15,212,648
9.40%, 05/15/39(a)	11,933	19,659,014
DuPont de Nemours Inc.
4.21%, 11/15/23 (Call 10/15/23)	27,371	29,378,635
4.49%, 11/15/25 (Call 09/15/25)	32,830	36,372,107
4.73%, 11/15/28 (Call 08/15/28)(a)	24,023	27,368,496
5.32%, 11/15/38 (Call 05/15/38)(a)	18,263	21,892,589
5.42%, 11/15/48 (Call 05/15/48)(a)	25,893	32,183,937
Eastman Chemical Co.
3.60%, 08/15/22 (Call 05/15/22)	3,503	3,618,008
4.65%, 10/15/44 (Call 04/15/44)(a)	9,754	10,389,653
Ecolab Inc., 2.70%, 11/01/26 (Call 08/01/26)	15,686	16,087,562
LYB International Finance BV
4.00%, 07/15/23	8,585	9,096,466
4.88%, 03/15/44 (Call 09/15/43)	4,895	5,328,188
5.25%, 07/15/43(a)	14,476	16,492,130
LYB International Finance II BV, 3.50%, 03/02/27 (Call 12/02/26)(a)	6,878	7,146,727
LYB International Finance III LLC, 4.20%, 10/15/49 (Call 04/15/49)	12,000	12,046,489
LyondellBasell Industries NV
4.63%, 02/26/55 (Call 08/26/54)	11,179	11,509,725
5.75%, 04/15/24 (Call 01/15/24)	9,401	10,637,857
Mosaic Co. (The), 4.25%, 11/15/23 (Call 08/15/23)(a)	7,668	8,177,040
Nutrien Ltd.
4.20%, 04/01/29 (Call 01/01/29)(a)	13,000	14,377,488
5.00%, 04/01/49 (Call 10/01/48)	8,820	10,386,865
Rohm & Haas Co., 7.85%, 07/15/29	10,730	14,337,384
Sherwin-Williams Co. (The)
2.95%, 08/15/29 (Call 05/15/29)(a)	500	505,194
3.45%, 06/01/27 (Call 03/01/27)(a)	25,171	26,529,086
4.50%, 06/01/47 (Call 12/01/46)	11,902	13,388,810

		443,713,217

Commercial Services — 0.3%
Global Payments Inc. 2.65%, 02/15/25 (Call 01/15/25)(a)	9,650	9,777,359

2019 ISHARES SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2019	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Commercial Services (continued)
3.20%, 08/15/29 (Call 05/15/29)(a)	$12,950	$13,197,852
4.15%, 08/15/49 (Call 02/15/49)(a)	6,578	6,896,834
4.80%, 04/01/26 (Call 01/01/26)(a)	7,811	8,779,351
IHS Markit Ltd., 4.75%, 08/01/28 (Call 05/01/28)	3,195	3,582,474
PayPal Holdings Inc.
2.40%, 10/01/24 (Call 09/01/24)	15,651	15,767,129
2.65%, 10/01/26 (Call 08/01/26)	17,285	17,493,173
2.85%, 10/01/29 (Call 07/01/29)	19,930	20,040,855
RELX Capital Inc.
3.13%, 10/15/22 (Call 07/15/22)	7,905	8,089,348
4.00%, 03/18/29 (Call 12/18/28)(a)	11,342	12,471,475
S&P Global Inc., 4.40%, 02/15/26 (Call 11/15/25)	3,190	3,573,196

		119,669,046

Computers — 3.7%
Apple Inc.
1.80%, 09/11/24 (Call 08/11/24)	7,775	7,743,956
2.05%, 09/11/26 (Call 07/11/26)	20,100	20,021,978
2.10%, 09/12/22 (Call 08/12/22)(a)	6,816	6,874,935
2.20%, 09/11/29 (Call 06/11/29)	20,645	20,298,521
2.40%, 01/13/23 (Call 12/13/22)(a)	4,579	4,662,148
2.40%, 05/03/23(a)	58,815	59,834,887
2.45%, 08/04/26 (Call 05/04/26)	26,481	27,043,287
2.50%, 02/09/25(a)	18,485	18,964,201
2.75%, 01/13/25 (Call 11/13/24)	14,315	14,841,625
2.85%, 02/23/23 (Call 12/23/22)	15,821	16,297,684
2.85%, 05/11/24 (Call 03/11/24)	16,902	17,547,714
2.90%, 09/12/27 (Call 06/12/27)(a)	24,775	25,907,213
2.95%, 09/11/49 (Call 03/11/49)	20,025	19,423,347
3.00%, 02/09/24 (Call 12/09/23)	20,506	21,408,209
3.00%, 06/20/27 (Call 03/20/27)(a)	13,960	14,717,169
3.00%, 11/13/27 (Call 08/13/27)(a)	18,064	19,066,568
3.20%, 05/13/25(a)	27,153	28,893,507
3.20%, 05/11/27 (Call 02/11/27)(a)	28,514	30,367,310
3.25%, 02/23/26 (Call 11/23/25)(a)	36,051	38,424,436
3.35%, 02/09/27 (Call 11/09/26)	26,978	28,973,274
3.45%, 05/06/24(a)	27,832	29,683,293
3.45%, 02/09/45(a)	21,916	23,182,085
3.75%, 09/12/47 (Call 03/12/47)(a)	11,710	13,015,407
3.75%, 11/13/47 (Call 05/13/47)	13,300	14,780,395
3.85%, 05/04/43(a)	31,882	35,690,828
3.85%, 08/04/46 (Call 02/04/46)(a)	19,418	21,806,715
4.25%, 02/09/47 (Call 08/09/46)(a)	11,396	13,563,155
4.38%, 05/13/45(a)	20,631	24,866,187
4.45%, 05/06/44(a)	12,359	15,048,034
4.50%, 02/23/36 (Call 08/23/35)(a)	14,631	17,775,698
4.65%, 02/23/46 (Call 08/23/45)(a)	39,371	49,256,814
Dell International LLC/EMC Corp.
4.00%, 07/15/24 (Call 06/15/24)(b)	11,880	12,433,621
4.90%, 10/01/26 (Call 08/01/26)(a)(b)	36,210	39,286,155
5.30%, 10/01/29 (Call 07/01/29)(a)(b)	19,430	21,461,851
5.45%, 06/15/23 (Call 04/15/23)(a)(b)	37,388	40,617,467
6.02%, 06/15/26 (Call 03/15/26)(b)	45,374	51,856,552
8.10%, 07/15/36 (Call 01/15/36)(a)(b)	17,594	22,615,359
8.35%, 07/15/46 (Call 01/15/46)(a)(b)	22,221	29,587,239
Hewlett Packard Enterprise Co.
4.40%, 10/15/22 (Call 08/15/22)(a)	18,595	19,695,659
4.90%, 10/15/25 (Call 07/15/25)(a)	26,860	29,984,221
6.20%, 10/15/35 (Call 04/15/35)(a)	6,671	8,006,445
6.35%, 10/15/45 (Call 04/15/45)(a)	18,038	21,438,793
HP Inc., 6.00%, 09/15/41(a)	14,041	16,219,043

Security	Par (000)	Value

Computers (continued)
IBM Credit LLC, 3.00%, 02/06/23(a)	$7,496	$7,725,089
International Business Machines Corp.
2.88%, 11/09/22	8,004	8,215,049
3.00%, 05/15/24(a)	38,123	39,514,375
3.30%, 05/15/26(a)	33,068	34,969,351
3.38%, 08/01/23(a)	13,327	13,955,376
3.45%, 02/19/26(a)	12,477	13,292,452
3.50%, 05/15/29(a)	43,200	46,366,452
3.63%, 02/12/24	21,280	22,587,237
4.00%, 06/20/42(a)	14,769	16,230,379
4.15%, 05/15/39	26,498	29,941,110
4.25%, 05/15/49(a)	33,625	38,317,204
Seagate HDD Cayman
4.25%, 03/01/22 (Call 02/01/22)	27	27,908
4.75%, 06/01/23(a)	763	804,011

		1,285,128,978

Cosmetics & Personal Care — 0.3%
Procter & Gamble Co. (The)
2.45%, 11/03/26(a)	16,460	16,920,032
2.85%, 08/11/27(a)	13,896	14,700,378
3.10%, 08/15/23(a)	13,314	13,996,698
5.55%, 03/05/37	760	1,054,667
Unilever Capital Corp.
2.13%, 09/06/29 (Call 06/06/29)	12,975	12,763,513
2.20%, 05/05/22 (Call 04/05/22)(a)	3,494	3,523,932
2.60%, 05/05/24 (Call 03/05/24)	100	102,491
2.90%, 05/05/27 (Call 02/05/27)(a)	3,524	3,683,252
3.50%, 03/22/28 (Call 12/22/27)(a)	9,864	10,766,679
5.90%, 11/15/32(a)	12,728	17,347,022

		94,858,664

Diversified Financial Services — 2.8%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
2.88%, 08/14/24 (Call 07/14/24)	9,540	9,590,864
3.50%, 01/15/25 (Call 11/15/24)(a)	11,214	11,579,167
3.65%, 07/21/27 (Call 04/21/27)	10,385	10,696,959
4.88%, 01/16/24 (Call 12/16/23)(a)	2,325	2,524,940
Air Lease Corp.
3.00%, 09/15/23 (Call 07/15/23)(a)	5,818	5,925,042
3.75%, 06/01/26 (Call 04/01/26)	9,385	9,860,396
American Express Co.
2.50%, 07/30/24 (Call 06/30/24)	16,823	17,073,860
2.65%, 12/02/22(a)	12,990	13,258,849
3.00%, 10/30/24 (Call 09/29/24)(a)	23,848	24,791,637
3.13%, 05/20/26 (Call 04/20/26)(a)	13,152	13,760,688
3.40%, 02/27/23 (Call 01/27/23)(a)	16,744	17,438,675
3.40%, 02/22/24 (Call 01/22/24)	18,324	19,248,972
3.70%, 08/03/23 (Call 07/03/23)	21,553	22,783,812
4.05%, 12/03/42(a)	9,571	11,093,487
4.20%, 11/06/25 (Call 10/06/25)(a)	6,533	7,222,906
American Express Credit Corp., 3.30%, 05/03/27 (Call 04/03/27)(a)	19,257	20,674,490
Ameriprise Financial Inc., 4.00%, 10/15/23	6,125	6,546,284
Brookfield Finance Inc.
4.00%, 04/01/24 (Call 02/01/24)(a)	5,985	6,372,668
4.70%, 09/20/47 (Call 03/20/47)	11,594	12,989,979
4.85%, 03/29/29 (Call 12/29/28)(a)	750	852,304
Capital One Bank USA N.A., 3.38%, 02/15/23	11,222	11,557,415

SCHEDULES OF INVESTMENTS

Schedule of Investments (unaudited) (continued) October 31, 2019	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Diversified Financial Services (continued)
Capital One Financial Corp.
3.05%, 03/09/22 (Call 02/09/22)	$3,822	$3,897,508
3.20%, 01/30/23 (Call 12/30/22)(a)	13,467	13,840,433
3.20%, 02/05/25 (Call 01/05/25)	10,367	10,733,838
3.30%, 10/30/24 (Call 09/30/24)	13,103	13,633,715
3.50%, 06/15/23(a)	8,687	9,046,234
3.75%, 04/24/24 (Call 03/24/24)(a)	7,975	8,424,453
3.75%, 07/28/26 (Call 06/28/26)(a)	17,895	18,783,510
3.75%, 03/09/27 (Call 02/09/27)(a)	12,552	13,312,951
3.80%, 01/31/28 (Call 12/31/27)(a)	21,183	22,513,640
3.90%, 01/29/24 (Call 12/29/23)(a)	15,054	15,962,145
4.20%, 10/29/25 (Call 09/29/25)(a)	19,769	21,291,992
4.25%, 04/30/25 (Call 03/31/25)(a)	7,377	8,029,640
Charles Schwab Corp. (The)
2.65%, 01/25/23 (Call 12/25/22)(a)	6,026	6,146,499
3.85%, 05/21/25 (Call 03/21/25)(a)	13,351	14,440,065
CME Group Inc.
3.00%, 09/15/22(a)	6,049	6,249,570
3.00%, 03/15/25 (Call 12/15/24)(a)	15,850	16,660,070
5.30%, 09/15/43 (Call 03/15/43)	7,938	10,790,050
Discover Financial Services, 4.10%, 02/09/27 (Call 11/09/26)(a)	12,148	13,004,745
GE Capital International Funding Co. Unlimited Co.
3.37%, 11/15/25(a)	21,189	21,759,592
4.42%, 11/15/35	135,501	142,935,073
Intercontinental Exchange Inc.
3.75%, 12/01/25 (Call 09/01/25)	19,974	21,618,146
3.75%, 09/21/28 (Call 06/21/28)	2,050	2,255,997
4.00%, 10/15/23	7,057	7,545,378
4.25%, 09/21/48 (Call 03/21/48)(a)	14,234	17,026,547
International Lease Finance Corp., 5.88%, 08/15/22(a)	3,314	3,631,183
Jefferies Financial Group Inc., 5.50%, 10/18/23 (Call 01/18/23)	7,196	7,834,258
Jefferies Group LLC/Jefferies Group Capital Finance Inc.
4.15%, 01/23/30	11,138	11,242,825
4.85%, 01/15/27(a)	6,066	6,490,977
Mastercard Inc.
2.95%, 11/21/26 (Call 08/21/26)(a)	9,305	9,801,271
2.95%, 06/01/29 (Call 03/01/29)	21,140	22,294,525
3.38%, 04/01/24(a)	6,990	7,448,529
3.65%, 06/01/49 (Call 12/01/48)	8,222	9,263,977
Synchrony Financial
3.95%, 12/01/27 (Call 09/01/27)(a)	13,857	14,408,734
4.25%, 08/15/24 (Call 05/15/24)	12,928	13,680,108
4.50%, 07/23/25 (Call 04/23/25)(a)	9,258	9,961,797
TD Ameritrade Holding Corp.
2.95%, 04/01/22 (Call 02/01/22)(a)	6,249	6,385,142
3.30%, 04/01/27 (Call 01/01/27)(a)	6,426	6,762,516
Visa Inc.
2.75%, 09/15/27 (Call 06/15/27)(a)	6,898	7,257,293
2.80%, 12/14/22 (Call 10/14/22)(a)	23,316	24,005,512
3.15%, 12/14/25 (Call 09/14/25)	45,157	48,257,606
3.65%, 09/15/47 (Call 03/15/47)(a)	15,919	17,940,509
4.15%, 12/14/35 (Call 06/14/35)(a)	25,536	30,664,162
4.30%, 12/14/45 (Call 06/14/45)	33,626	41,620,168

		994,696,277

Electric — 1.8%
Berkshire Hathaway Energy Co. 3.80%, 07/15/48 (Call 01/15/48)	8,722	9,441,985

Security	Par (000)	Value

Electric (continued)
4.45%, 01/15/49 (Call 07/15/48)	$15,559	$18,586,386
4.50%, 02/01/45 (Call 08/01/44)	11,855	14,105,622
5.15%, 11/15/43 (Call 05/15/43)	11,884	15,152,320
6.13%, 04/01/36(a)	11,248	15,650,933
Commonwealth Edison Co., 4.00%, 03/01/48 (Call 09/01/47)(a)	3,267	3,771,405
Connecticut Light & Power Co. (The), 4.00%, 04/01/48 (Call 10/01/47)	9,090	10,616,277
Consolidated Edison Co. of New York Inc.
4.45%, 03/15/44 (Call 09/15/43)	10,251	12,081,208
4.63%, 12/01/54 (Call 06/01/54)	9,290	11,132,025
Dominion Energy Inc., 3.90%, 10/01/25 (Call 07/01/25)	9,981	10,742,155
Duke Energy Carolinas LLC, 5.30%, 02/15/40	8,597	11,165,299
Duke Energy Corp.
2.65%, 09/01/26 (Call 06/01/26)	17,958	18,123,905
3.15%, 08/15/27 (Call 05/15/27)	7,348	7,631,574
3.75%, 04/15/24 (Call 01/15/24)	10,457	11,113,005
3.75%, 09/01/46 (Call 03/01/46)(a)	19,939	20,746,641
Duke Energy Florida LLC, 6.40%, 06/15/38	7,534	10,969,847
Emera U.S. Finance LP
3.55%, 06/15/26 (Call 03/15/26)(a)	14,669	15,405,070
4.75%, 06/15/46 (Call 12/15/45)(a)	11,504	13,442,418
Entergy Corp., 2.95%, 09/01/26 (Call 06/01/26)(a)	10,628	10,841,173
Evergy Inc.
2.45%, 09/15/24 (Call 08/15/24)	10,195	10,260,061
2.90%, 09/15/29 (Call 06/15/29)	10,000	10,050,318
Exelon Corp.
3.40%, 04/15/26 (Call 01/15/26)(a)	8,308	8,740,050
3.50%, 06/01/22 (Call 05/01/22)(a)	4,728	4,863,358
3.95%, 06/15/25 (Call 03/15/25)(a)	7,684	8,311,681
4.45%, 04/15/46 (Call 10/15/45)	14,224	16,053,069
Exelon Generation Co. LLC
5.60%, 06/15/42 (Call 12/15/41)(a)	4,040	4,771,633
6.25%, 10/01/39(a)	13,577	16,981,180
FirstEnergy Corp.
Series B, 3.90%, 07/15/27 (Call 04/15/27)	13,831	14,862,516
Series B, 4.25%, 03/15/23 (Call 12/15/22)(a)	7,297	7,727,033
Series C, 4.85%, 07/15/47 (Call 01/15/47)	14,119	16,882,317
Series C, 7.38%, 11/15/31(a)	22,152	31,486,913
Florida Power & Light Co.
3.15%, 10/01/49 (Call 04/01/49)	12,640	12,815,978
3.95%, 03/01/48 (Call 09/01/47)(a)	7,924	9,213,653
Georgia Power Co., 4.30%, 03/15/42(a)	14,833	16,322,941
MidAmerican Energy Co., 4.25%, 07/15/49 (Call 01/15/49)	9,010	10,997,225
NextEra Energy Capital Holdings Inc.
2.75%, 11/01/29 (Call 08/01/29)	7,385	7,430,292
3.15%, 04/01/24 (Call 03/01/24)(a)	7,180	7,455,985
3.55%, 05/01/27 (Call 02/01/27)	7,828	8,334,455
Public Service Enterprise Group Inc., 2.88%, 06/15/24 (Call 05/15/24)	8,685	8,912,670
Sempra Energy
3.25%, 06/15/27 (Call 03/15/27)(a)	3,646	3,737,180
3.40%, 02/01/28 (Call 11/01/27)(a)	7,784	7,960,476
3.80%, 02/01/38 (Call 08/01/37)	13,055	13,277,841
4.00%, 02/01/48 (Call 08/01/47)	12,667	13,262,590
6.00%, 10/15/39(a)	6,967	8,861,913
Southern California Edison Co.
4.00%, 04/01/47 (Call 10/01/46)(a)	15,156	15,895,760
4.65%, 10/01/43 (Call 04/01/43)	14,408	16,268,898

2019 ISHARES SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2019	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
Series C, 4.13%, 03/01/48 (Call 09/01/47)	$14,851	$15,832,382
Southern Co. (The)
2.95%, 07/01/23 (Call 05/01/23)(a)	17,238	17,647,385
3.25%, 07/01/26 (Call 04/01/26)(a)	18,194	18,978,911
4.40%, 07/01/46 (Call 01/01/46)(a)	24,352	27,429,676
Virginia Electric & Power Co.
Series A, 3.15%, 01/15/26 (Call 10/15/25)	5,425	5,672,636
Series A, 3.50%, 03/15/27 (Call 12/15/26)(a)	10,027	10,769,988

		648,788,212

Electronics — 0.1%
Fortive Corp., 3.15%, 06/15/26 (Call 03/15/26)(a)	3,843	3,946,106
Honeywell International Inc.
1.85%, 11/01/21 (Call 10/01/21)	1,734	1,737,330
2.30%, 08/15/24 (Call 07/15/24)(a)	5,625	5,725,691
2.50%, 11/01/26 (Call 08/01/26)	23,913	24,465,144
2.70%, 08/15/29 (Call 05/15/29)	4,263	4,401,148

		40,275,419

Environmental Control — 0.2%
Republic Services Inc.
2.50%, 08/15/24 (Call 07/15/24)(a)	3,295	3,349,178
3.55%, 06/01/22 (Call 03/01/22)(a)	5,703	5,926,157
3.95%, 05/15/28 (Call 02/15/28)	6,861	7,608,811
Waste Management Inc.
2.95%, 06/15/24 (Call 05/15/24)(a)	8,683	8,986,127
3.15%, 11/15/27 (Call 08/15/27)(a)	11,530	12,161,787
3.20%, 06/15/26 (Call 04/15/26)(a)	10,657	11,295,549
3.45%, 06/15/29 (Call 03/15/29)	12,903	13,918,722
4.10%, 03/01/45 (Call 09/01/44)(a)	5,435	6,197,651
4.15%, 07/15/49 (Call 01/15/49)	12,627	14,629,794

		84,073,776

Food — 1.5%
Campbell Soup Co.
3.65%, 03/15/23 (Call 02/15/23)(a)	13,182	13,739,187
3.95%, 03/15/25 (Call 01/15/25)(a)	7,556	8,042,362
4.15%, 03/15/28 (Call 12/15/27)(a)	6,279	6,771,429
4.80%, 03/15/48 (Call 09/15/47)(a)	2,958	3,345,038
Conagra Brands Inc.
3.20%, 01/25/23 (Call 10/25/22)(a)	6,639	6,820,241
4.30%, 05/01/24 (Call 04/01/24)	11,194	12,039,814
4.60%, 11/01/25 (Call 09/01/25)(a)	6,407	7,093,779
4.85%, 11/01/28 (Call 08/01/28)(a)	15,829	17,981,139
5.30%, 11/01/38 (Call 05/01/38)	17,867	20,762,635
5.40%, 11/01/48 (Call 05/01/48)(a)	7,208	8,526,624
General Mills Inc.
3.20%, 02/10/27 (Call 11/10/26)(a)	7,147	7,542,620
3.70%, 10/17/23 (Call 09/17/23)(a)	8,676	9,164,588
4.00%, 04/17/25 (Call 02/17/25)(a)	12,381	13,440,068
4.20%, 04/17/28 (Call 01/17/28)(a)	17,083	19,081,252
JM Smucker Co. (The)
3.50%, 10/15/21(a)	3,371	3,470,063
3.50%, 03/15/25(a)	5,410	5,693,377
Kellogg Co., 3.25%, 04/01/26(a)	7,844	8,167,354
Kraft Heinz Foods Co.
3.00%, 06/01/26 (Call 03/01/26)(a)	13,499	13,441,154
3.75%, 04/01/30 (Call 01/01/30)(a)(b)	10,350	10,567,695
3.95%, 07/15/25 (Call 04/15/25)	29,588	31,152,276
4.00%, 06/15/23 (Call 05/15/23)(a)	16,506	17,330,097
4.38%, 06/01/46 (Call 12/01/45)	34,495	33,567,085
4.63%, 01/30/29 (Call 10/30/28)(a)	21,281	23,267,111

Security	Par (000)	Value

Food (continued)
4.88%, 10/01/49 (Call 04/01/49)(a)(b)	$16,680	$17,204,212
5.00%, 07/15/35 (Call 01/15/35)(a)	5,927	6,393,504
5.00%, 06/04/42(a)	20,477	21,500,850
5.20%, 07/15/45 (Call 01/15/45)	22,332	23,925,082
6.50%, 02/09/40	8,054	9,757,876
6.88%, 01/26/39(a)	7,345	9,151,484
Kroger Co. (The)
2.65%, 10/15/26 (Call 07/15/26)(a)	9,568	9,527,908
4.45%, 02/01/47 (Call 08/01/46)(a)	9,041	9,353,243
McCormick & Co. Inc./MD
2.70%, 08/15/22 (Call 07/15/22)(a)	6,128	6,234,190
3.40%, 08/15/27 (Call 05/15/27)(a)	9,516	10,016,834
Mondelez International Inc., 3.63%, 05/07/23 (Call 04/07/23)(a)	7,531	7,894,884
Sysco Corp.
3.25%, 07/15/27 (Call 04/15/27)(a)	10,679	11,229,242
3.30%, 07/15/26 (Call 04/15/26)	2,811	2,956,961
3.75%, 10/01/25 (Call 07/01/25)(a)	8,224	8,865,225
Tyson Foods Inc.
3.55%, 06/02/27 (Call 03/02/27)(a)	13,076	14,001,281
3.95%, 08/15/24 (Call 05/15/24)(a)	6,213	6,668,110
4.00%, 03/01/26 (Call 01/01/26)(a)	13,468	14,708,326
4.35%, 03/01/29 (Call 12/01/28)(a)	18,778	21,364,797
4.50%, 06/15/22 (Call 03/15/22)(a)	2,797	2,960,246
4.55%, 06/02/47 (Call 12/02/46)	7,568	8,561,576
5.10%, 09/28/48 (Call 03/28/48)(a)	14,817	18,178,936

		541,461,755

Forest Products & Paper — 0.2%
International Paper Co.
3.00%, 02/15/27 (Call 11/15/26)(a)	14,628	14,931,819
3.65%, 06/15/24 (Call 03/15/24)(a)	5,238	5,524,550
4.35%, 08/15/48 (Call 02/15/48)(a)	10,777	11,172,525
4.40%, 08/15/47 (Call 02/15/47)	10,663	11,062,416
4.80%, 06/15/44 (Call 12/15/43)	12,354	13,359,266

		56,050,576

Gas — 0.2%
Atmos Energy Corp., 4.13%, 10/15/44 (Call 04/15/44)	4,694	5,420,847
NiSource Inc.
2.95%, 09/01/29 (Call 06/01/29)	6,200	6,256,312
3.49%, 05/15/27 (Call 02/15/27)	11,267	11,864,007
3.95%, 03/30/48 (Call 09/30/47)	11,218	11,971,899
4.38%, 05/15/47 (Call 11/15/46)	11,185	12,595,641
4.80%, 02/15/44 (Call 08/15/43)	9,230	10,803,456

		58,912,162

Health Care – Products — 1.4%
Abbott Laboratories
2.55%, 03/15/22(a)	4,880	4,951,582
2.90%, 11/30/21 (Call 10/30/21)(a)	2,830	2,886,629
2.95%, 03/15/25 (Call 12/15/24)(a)	14,125	14,741,654
3.40%, 11/30/23 (Call 09/30/23)(a)	10,399	10,976,118
3.75%, 11/30/26 (Call 08/30/26)(a)	11,533	12,622,330
4.75%, 11/30/36 (Call 05/30/36)	28,613	35,142,037
4.90%, 11/30/46 (Call 05/30/46)(a)	30,745	39,792,605
Becton Dickinson and Co.
3.36%, 06/06/24 (Call 04/06/24)	14,823	15,509,975
3.70%, 06/06/27 (Call 03/06/27)(a)	24,034	25,813,196
3.73%, 12/15/24 (Call 09/15/24)(a)	20,302	21,686,464
4.67%, 06/06/47 (Call 12/06/46)(a)	15,074	17,893,135
4.69%, 12/15/44 (Call 06/15/44)(a)	10,794	12,672,982

SCHEDULES OF INVESTMENTS

Schedule of Investments (unaudited) (continued) October 31, 2019	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health Care – Products (continued)
Boston Scientific Corp.
3.45%, 03/01/24 (Call 02/01/24)	$6,841	$7,180,390
3.75%, 03/01/26 (Call 01/01/26)(a)	13,693	14,773,731
3.85%, 05/15/25(a)	8,547	9,211,310
4.00%, 03/01/28 (Call 12/01/27)(a)	14,403	16,024,935
4.00%, 03/01/29 (Call 12/01/28)(a)	12,387	13,779,995
4.55%, 03/01/39 (Call 09/01/38)(a)	6,580	7,760,906
4.70%, 03/01/49 (Call 09/01/48)	9,974	12,178,772
Medtronic Inc.
3.50%, 03/15/25	37,013	39,742,953
4.38%, 03/15/35	25,566	30,479,555
4.63%, 03/15/45	16,884	21,677,653
Stryker Corp.
3.38%, 11/01/25 (Call 08/01/25)	5,392	5,741,194
3.50%, 03/15/26 (Call 12/15/25)	11,586	12,380,687
4.63%, 03/15/46 (Call 09/15/45)	11,560	14,064,765
Thermo Fisher Scientific Inc.
2.60%, 10/01/29 (Call 07/01/29)	8,060	8,033,208
2.95%, 09/19/26 (Call 06/19/26)	19,919	20,658,473
3.00%, 04/15/23 (Call 02/15/23)(a)	5,749	5,929,979
3.20%, 08/15/27 (Call 05/15/27)(a)	9,292	9,749,233
4.10%, 08/15/47 (Call 02/15/47)(a)	8,540	9,628,057
4.15%, 02/01/24 (Call 11/01/23)	5,095	5,478,541
Zimmer Biomet Holdings Inc.
3.15%, 04/01/22 (Call 02/01/22)(a)	2,898	2,957,572
3.55%, 04/01/25 (Call 01/01/25)	17,417	18,417,554

		500,538,170

Health Care – Services — 2.3%
Aetna Inc.
2.75%, 11/15/22 (Call 08/15/22)	7,167	7,268,667
2.80%, 06/15/23 (Call 04/15/23)	9,815	9,961,991
3.50%, 11/15/24 (Call 08/15/24)	11,857	12,363,894
3.88%, 08/15/47 (Call 02/15/47)	9,868	9,551,447
6.63%, 06/15/36(a)	11,346	14,857,306
Anthem Inc.
2.38%, 01/15/25 (Call 12/15/24)	10,200	10,208,641
2.88%, 09/15/29 (Call 06/15/29)(a)	10,000	9,902,200
2.95%, 12/01/22 (Call 11/01/22)	6,130	6,270,223
3.30%, 01/15/23(a)	9,670	10,039,190
3.35%, 12/01/24 (Call 10/01/24)	10,831	11,308,698
3.50%, 08/15/24 (Call 05/15/24)	8,479	8,925,296
3.65%, 12/01/27 (Call 09/01/27)	15,915	16,839,781
3.70%, 09/15/49 (Call 03/15/49)(a)	10,000	9,659,217
4.10%, 03/01/28 (Call 12/01/27)(a)	13,472	14,625,179
4.38%, 12/01/47 (Call 06/01/47)	12,400	13,307,219
4.55%, 03/01/48 (Call 09/01/47)(a)	10,826	11,930,484
4.63%, 05/15/42(a)	10,881	11,994,752
4.65%, 01/15/43	13,512	14,962,417
4.65%, 08/15/44 (Call 02/15/44)	12,213	13,570,183
CommonSpirit Health
2.76%, 10/01/24 (Call 07/01/24)	10,000	10,154,035
3.35%, 10/01/29 (Call 04/01/29)	13,344	13,456,435
4.19%, 10/01/49 (Call 04/01/49)(a)	9,095	9,310,035
HCA Inc.
4.13%, 06/15/29 (Call 03/15/29)(a)	20,554	21,777,224
4.50%, 02/15/27 (Call 08/15/26)(a)	9,703	10,470,231
4.75%, 05/01/23	6,708	7,184,256
5.00%, 03/15/24	22,006	24,010,005
5.13%, 06/15/39 (Call 12/15/38)(a)	15,537	17,054,054
5.25%, 04/15/25	16,191	18,026,274

Security	Par (000)	Value

Health Care – Services (continued)
5.25%, 06/15/26 (Call 12/15/25)(a)	$27,886	$31,209,074
5.25%, 06/15/49 (Call 12/15/48)	19,830	21,948,367
5.50%, 06/15/47 (Call 12/15/46)	16,689	19,008,938
Humana Inc., 4.95%, 10/01/44 (Call 04/01/44)	9,030	10,319,121
Kaiser Foundation Hospitals, 4.15%, 05/01/47 (Call 11/01/46)	17,102	20,065,790
Laboratory Corp. of America Holdings
3.60%, 02/01/25 (Call 11/01/24)(a)	12,700	13,414,186
4.70%, 02/01/45 (Call 08/01/44)	6,036	6,746,381
UnitedHealth Group Inc.
2.38%, 10/15/22	9,330	9,456,503
2.38%, 08/15/24(a)	11,500	11,661,032
2.88%, 03/15/23	8,221	8,450,467
2.88%, 08/15/29(a)	16,372	16,814,553
2.95%, 10/15/27(a)	17,707	18,304,585
3.10%, 03/15/26(a)	10,165	10,626,795
3.45%, 01/15/27(a)	4,975	5,318,153
3.50%, 06/15/23(a)	4,983	5,235,956
3.50%, 02/15/24	7,784	8,238,351
3.50%, 08/15/39 (Call 02/15/39)(a)	13,010	13,580,382
3.70%, 08/15/49 (Call 02/15/49)(a)	14,435	15,275,192
3.75%, 07/15/25(a)	23,706	25,703,472
3.75%, 10/15/47 (Call 04/15/47)	10,085	10,692,355
3.85%, 06/15/28	15,600	17,208,766
3.88%, 12/15/28(a)	8,623	9,580,763
3.88%, 08/15/59 (Call 02/15/59)(a)	15,970	16,807,290
4.20%, 01/15/47 (Call 07/15/46)	12,119	13,718,469
4.25%, 03/15/43 (Call 09/15/42)(a)	7,889	8,875,631
4.25%, 06/15/48 (Call 12/15/47)(a)	12,515	14,344,448
4.45%, 12/15/48 (Call 06/15/48)(a)	9,048	10,704,636
4.63%, 07/15/35(a)	13,600	16,471,405
4.75%, 07/15/45	18,805	22,917,240
5.80%, 03/15/36	10,699	14,290,222
6.88%, 02/15/38	12,419	18,417,232

		794,395,089

Holding Companies – Diversified — 0.0%
Ares Capital Corp., 3.50%, 02/10/23 (Call 01/10/23)(a)	726	736,761

Housewares — 0.1%
Newell Brands Inc.
3.85%, 04/01/23 (Call 02/01/23)	15,108	15,633,112
4.20%, 04/01/26 (Call 01/01/26)	27,254	28,471,172

		44,104,284

Insurance — 2.1%
Aflac Inc., 3.63%, 11/15/24	6,586	7,042,308
American International Group Inc.
3.75%, 07/10/25 (Call 04/10/25)(a)	23,024	24,590,564
3.88%, 01/15/35 (Call 07/15/34)	14,679	15,408,163
3.90%, 04/01/26 (Call 01/01/26)	6,582	7,075,091
4.13%, 02/15/24(a)	10,337	11,109,864
4.20%, 04/01/28 (Call 01/01/28)(a)	8,492	9,332,277
4.38%, 01/15/55 (Call 07/15/54)(a)	9,847	10,605,165
4.50%, 07/16/44 (Call 01/16/44)	27,203	30,517,305
4.75%, 04/01/48 (Call 10/01/47)	11,032	12,992,057
4.80%, 07/10/45 (Call 01/10/45)	6,934	8,145,808
6.25%, 05/01/36	6,656	8,810,735
Aon Corp., 3.75%, 05/02/29 (Call 02/02/29)	2,925	3,148,161
Aon PLC, 3.88%, 12/15/25 (Call 09/15/25)	15,804	17,091,881
Athene Holding Ltd., 4.13%, 01/12/28 (Call 10/12/27)(a)	11,780	12,246,058

2019 ISHARES SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2019	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Insurance (continued)
AXA Equitable Holdings Inc.
3.90%, 04/20/23 (Call 03/20/23)(a)	$6,883	$7,210,452
4.35%, 04/20/28 (Call 01/20/28)(a)	19,702	21,116,280
5.00%, 04/20/48 (Call 10/20/47)(a)	16,365	17,417,733
Berkshire Hathaway Finance Corp.
4.20%, 08/15/48 (Call 02/15/48)	24,608	28,966,913
4.25%, 01/15/49 (Call 07/15/48)	26,998	32,113,651
5.75%, 01/15/40(a)	3,996	5,551,289
Berkshire Hathaway Inc.
2.75%, 03/15/23 (Call 01/15/23)(a)	19,110	19,678,935
3.13%, 03/15/26 (Call 12/15/25)(a)	30,640	32,592,084
4.50%, 02/11/43(a)	12,691	15,431,368
Brighthouse Financial Inc.
3.70%, 06/22/27 (Call 03/22/27)(a)	14,033	13,787,119
4.70%, 06/22/47 (Call 12/22/46)	18,855	16,779,264
Chubb Corp. (The), 6.00%, 05/11/37	10,769	15,017,465
Chubb INA Holdings Inc.
2.88%, 11/03/22 (Call 09/03/22)(a)	8,806	9,056,270
3.15%, 03/15/25(a)	15,453	16,360,620
3.35%, 05/03/26 (Call 02/03/26)(a)	14,232	15,303,388
4.35%, 11/03/45 (Call 05/03/45)	15,927	19,550,901
Manulife Financial Corp.
4.15%, 03/04/26(a)	4,639	5,157,353
5.38%, 03/04/46(a)	8,449	11,204,634
Marsh & McLennan Companies Inc.
3.88%, 03/15/24 (Call 02/15/24)	10,276	10,970,466
4.38%, 03/15/29 (Call 12/15/28)	25,356	28,900,495
4.90%, 03/15/49 (Call 09/15/48)(a)	14,100	17,717,005
MetLife Inc.
3.60%, 04/10/24(a)	8,879	9,427,677
4.05%, 03/01/45(a)	11,417	12,872,499
4.13%, 08/13/42(a)	11,718	13,319,398
4.60%, 05/13/46 (Call 11/13/45)(a)	6,844	8,364,027
4.88%, 11/13/43(a)	12,203	15,191,511
5.70%, 06/15/35	10,455	14,092,513
5.88%, 02/06/41(a)	10,442	14,260,418
6.38%, 06/15/34(a)	8,321	11,788,618
Series D, 4.37%, 09/15/23(a)	10,818	11,744,736
Progressive Corp. (The), 4.13%, 04/15/47 (Call 10/15/46)	10,464	12,184,451
Prudential Financial Inc.
3.70%, 03/13/51 (Call 09/13/50)	17,075	17,852,614
3.91%, 12/07/47 (Call 06/07/47)(a)	9,046	9,739,602
3.94%, 12/07/49 (Call 06/07/49)	8,486	9,187,525
4.35%, 02/25/50 (Call 08/25/49)	8,699	10,089,201
4.60%, 05/15/44	9,634	11,381,156
5.70%, 12/14/36	5,099	6,755,475
Travelers Companies Inc. (The)
5.35%, 11/01/40(a)	8,391	11,195,573
6.25%, 06/15/37	10,068	14,376,235

		751,822,351

Internet — 1.1%
Alphabet Inc.
2.00%, 08/15/26 (Call 05/15/26)	13,434	13,439,085
3.38%, 02/25/24(a)	6,879	7,322,070
Amazon.com Inc.
2.40%, 02/22/23 (Call 01/22/23)	7,453	7,590,290
2.50%, 11/29/22 (Call 08/29/22)(a)	6,797	6,932,353
2.80%, 08/22/24 (Call 06/22/24)(a)	27,904	28,997,067
3.15%, 08/22/27 (Call 05/22/27)(a)	39,929	42,591,709

Security	Par (000)	Value

Internet (continued)
3.30%, 12/05/21 (Call 10/05/21)	$2,973	$3,059,716
3.80%, 12/05/24 (Call 09/05/24)(a)	14,189	15,420,835
3.88%, 08/22/37 (Call 02/22/37)	36,279	41,198,770
4.05%, 08/22/47 (Call 02/22/47)(a)	39,608	46,985,747
4.25%, 08/22/57 (Call 02/22/57)(a)	19,949	24,404,236
4.80%, 12/05/34 (Call 06/05/34)(a)	14,919	18,613,458
4.95%, 12/05/44 (Call 06/05/44)(a)	19,318	25,311,400
5.20%, 12/03/25 (Call 09/03/25)	7,564	8,898,874
Booking Holdings Inc., 3.60%, 06/01/26 (Call 03/01/26)(a)	12,572	13,546,218
eBay Inc.
2.60%, 07/15/22 (Call 04/15/22)(a)	8,736	8,824,912
2.75%, 01/30/23 (Call 12/30/22)(a)	7,473	7,584,266
3.45%, 08/01/24 (Call 05/01/24)(a)	10,832	11,332,602
3.60%, 06/05/27 (Call 03/05/27)	12,259	12,780,016
3.80%, 03/09/22 (Call 02/09/22)	3,380	3,506,963
4.00%, 07/15/42 (Call 01/15/42)(a)	7,846	7,538,977
Expedia Group Inc.
3.25%, 02/15/30 (Call 11/15/29)(b)	9,030	9,053,195
3.80%, 02/15/28 (Call 11/15/27)	16,345	17,121,646
5.00%, 02/15/26 (Call 11/15/25)	1,635	1,840,866

		383,895,271

Iron & Steel — 0.1%
ArcelorMittal
3.60%, 07/16/24(a)	9,890	10,124,004
4.25%, 07/16/29(a)	3,410	3,456,380
4.55%, 03/11/26(a)	7,821	8,257,405

		21,837,789

Lodging — 0.1%
Las Vegas Sands Corp.
3.20%, 08/08/24 (Call 07/08/24)(a)	16,342	16,707,508
3.50%, 08/18/26 (Call 06/18/26)(a)	9,258	9,427,448
3.90%, 08/08/29 (Call 05/08/29)	7,000	7,211,187
Marriott International Inc./MD, Series R, 3.13%, 06/15/26 (Call 03/15/26)(a)	164	167,392

		33,513,535

Machinery — 0.4%
ABB Finance USA Inc.
3.80%, 04/03/28 (Call 01/03/28)	6,406	7,066,942
4.38%, 05/08/42(a)	7,935	9,571,711
Caterpillar Inc.
3.25%, 09/19/49 (Call 03/19/49)	10,405	10,618,223
3.40%, 05/15/24 (Call 02/15/24)(a)	9,947	10,518,342
3.80%, 08/15/42(a)	19,750	22,003,439
5.20%, 05/27/41(a)	6,703	8,726,555
Deere & Co.
2.60%, 06/08/22 (Call 03/08/22)(a)	7,354	7,503,025
3.90%, 06/09/42 (Call 12/09/41)(a)	11,361	12,937,029
John Deere Capital Corp.
2.80%, 03/06/23(a)	11,287	11,614,380
3.45%, 03/13/25	4,229	4,516,151
Roper Technologies Inc., 4.20%, 09/15/28 (Call 06/15/28)	4,030	4,462,753
Wabtec Corp.
3.45%, 11/15/26 (Call 08/15/26)	2,430	2,461,638
4.40%, 03/15/24 (Call 02/15/24)	7,336	7,816,483
4.95%, 09/15/28 (Call 06/15/28)	13,263	14,616,961

		134,433,632

SCHEDULES OF INVESTMENTS

Schedule of Investments (unaudited) (continued) October 31, 2019	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Manufacturing — 1.0%
3M Co.
2.00%, 02/14/25 (Call 01/14/25)	$8,550	$8,552,960
2.38%, 08/26/29 (Call 05/26/29)(a)	11,040	11,012,849
2.88%, 10/15/27 (Call 07/15/27)(a)	8,070	8,412,971
3.25%, 02/14/24 (Call 01/14/24)(a)	2,452	2,578,677
3.25%, 08/26/49 (Call 02/26/49)	10,325	10,318,049
3.38%, 03/01/29 (Call 12/01/28)(a)	8,611	9,264,215
3.63%, 09/14/28 (Call 06/14/28)(a)	3,425	3,766,307
4.00%, 09/14/48 (Call 03/14/48)(a)	14,206	16,012,148
Eaton Corp.
2.75%, 11/02/22	18,760	19,124,075
4.15%, 11/02/42(a)	7,996	8,940,952
General Electric Co.
2.70%, 10/09/22	14,890	14,985,756
3.10%, 01/09/23(a)	12,960	13,172,129
3.38%, 03/11/24(a)	10,846	11,182,681
4.13%, 10/09/42(a)	12,251	12,535,043
4.50%, 03/11/44	5,000	5,402,121
5.88%, 01/14/38	33,763	40,348,585
6.15%, 08/07/37	9,521	11,674,339
6.88%, 01/10/39(a)	24,260	32,129,874
Series A, 6.75%, 03/15/32	31,930	40,671,144
Illinois Tool Works Inc.
2.65%, 11/15/26 (Call 08/15/26)	4,126	4,263,038
3.90%, 09/01/42 (Call 03/01/42)(a)	12,982	15,066,452
Ingersoll-Rand Luxembourg Finance SA, 3.80%, 03/21/29 (Call 12/21/28)(a)	14,182	15,158,581
Parker-Hannifin Corp.
3.25%, 06/14/29 (Call 03/14/29)(a)	13,870	14,550,374
4.00%, 06/14/49 (Call 12/14/48)(a)	7,656	8,279,302

		337,402,622

Media — 4.8%
CBS Corp.
4.00%, 01/15/26 (Call 10/15/25)	8,096	8,651,977
7.88%, 07/30/30(a)	7,072	9,885,241
Charter Communications Operating LLC/Charter Communications Operating Capital
3.75%, 02/15/28 (Call 11/15/27)(a)	18,660	19,201,179
4.20%, 03/15/28 (Call 12/15/27)(a)	10,666	11,308,599
4.50%, 02/01/24 (Call 01/01/24)	12,765	13,720,805
4.80%, 03/01/50 (Call 09/01/49)(a)	16,050	16,432,980
4.91%, 07/23/25 (Call 04/23/25)	52,665	58,063,863
5.05%, 03/30/29 (Call 12/30/28)(a)	19,877	22,395,066
5.13%, 07/01/49 (Call 01/01/49)(a)	12,880	13,747,769
5.38%, 04/01/38 (Call 10/01/37)	7,879	8,788,719
5.38%, 05/01/47 (Call 11/01/46)(a)	26,293	28,769,703
5.75%, 04/01/48 (Call 10/01/47)	29,584	34,020,464
6.38%, 10/23/35 (Call 04/23/35)(a)	17,235	21,157,510
6.48%, 10/23/45 (Call 04/23/45)(a)	42,189	51,663,282
Comcast Cable Communications Holdings Inc., 9.46%, 11/15/22(a)	9,238	11,270,866
Comcast Corp.
2.35%, 01/15/27 (Call 10/15/26)	12,936	12,968,273
2.65%, 02/01/30 (Call 11/01/29)	4,705	4,758,872
2.75%, 03/01/23 (Call 02/01/23)	10,748	11,025,850
2.85%, 01/15/23(a)	6,473	6,663,886
3.00%, 02/01/24 (Call 01/01/24)	14,411	14,967,827
3.13%, 07/15/22(a)	10,273	10,641,310
3.15%, 03/01/26 (Call 12/01/25)(a)	24,277	25,553,963
3.15%, 02/15/28 (Call 11/15/27)(a)	16,707	17,566,219

Security	Par (000)	Value

Media (continued)
3.20%, 07/15/36 (Call 01/15/36)	$8,400	$8,534,627
3.25%, 11/01/39 (Call 05/01/39)	10,000	10,182,300
3.30%, 02/01/27 (Call 11/01/26)(a)	13,739	14,548,448
3.38%, 02/15/25 (Call 11/15/24)	14,163	15,021,572
3.38%, 08/15/25 (Call 05/15/25)(a)	15,621	16,639,163
3.40%, 07/15/46 (Call 01/15/46)(a)	13,328	13,540,643
3.45%, 02/01/50 (Call 08/01/49)	5,000	5,128,450
3.55%, 05/01/28 (Call 02/01/28)(a)	14,893	16,105,847
3.60%, 03/01/24	8,558	9,121,833
3.70%, 04/15/24 (Call 03/15/24)	22,167	23,709,570
3.90%, 03/01/38 (Call 09/01/37)(a)	12,906	14,207,593
3.95%, 10/15/25 (Call 08/15/25)	31,303	34,334,527
3.97%, 11/01/47 (Call 05/01/47)	23,500	25,748,106
4.00%, 08/15/47 (Call 02/15/47)	11,715	12,944,854
4.00%, 03/01/48 (Call 09/01/47)(a)	12,102	13,392,585
4.00%, 11/01/49 (Call 05/01/49)	24,135	26,717,418
4.05%, 11/01/52 (Call 05/01/52)	20,668	23,031,609
4.15%, 10/15/28 (Call 07/15/28)	38,794	43,784,445
4.20%, 08/15/34 (Call 02/15/34)(a)	12,634	14,551,533
4.25%, 10/15/30 (Call 07/15/30)	29,761	34,308,817
4.25%, 01/15/33	21,739	25,058,037
4.40%, 08/15/35 (Call 02/15/35)(a)	10,823	12,548,568
4.60%, 10/15/38 (Call 04/15/38)	29,538	35,165,819
4.60%, 08/15/45 (Call 02/15/45)	19,576	23,431,399
4.65%, 07/15/42	12,914	15,394,139
4.70%, 10/15/48 (Call 04/15/48)(a)	46,668	57,426,682
4.75%, 03/01/44(a)	7,542	9,132,099
4.95%, 10/15/58 (Call 04/15/58)	28,880	37,072,904
5.65%, 06/15/35	8,928	11,609,512
6.45%, 03/15/37(a)	6,741	9,524,444
6.50%, 11/15/35	9,425	13,277,262
6.95%, 08/15/37	9,547	14,080,372
7.05%, 03/15/33(a)	8,314	11,909,197
Discovery Communications LLC
2.95%, 03/20/23 (Call 02/20/23)	13,108	13,345,860
3.95%, 03/20/28 (Call 12/20/27)	30,758	32,363,094
4.13%, 05/15/29 (Call 02/15/29)(a)	11,023	11,718,346
4.88%, 04/01/43	9,557	9,983,007
5.00%, 09/20/37 (Call 03/20/37)(a)	10,105	10,971,678
5.20%, 09/20/47 (Call 03/20/47)(a)	14,261	15,706,668
5.30%, 05/15/49 (Call 11/15/48)	7,820	8,703,737
6.35%, 06/01/40	5,926	7,234,233
Fox Corp.
4.03%, 01/25/24 (Call 12/25/23)(b)	11,209	11,972,443
4.71%, 01/25/29 (Call 10/25/28)(a)(b)	25,233	28,692,359
5.48%, 01/25/39 (Call 07/25/38)(a)(b)	16,107	19,761,161
5.58%, 01/25/49 (Call 07/25/48)(b)	17,369	21,848,012
NBCUniversal Media LLC
2.88%, 01/15/23(a)	12,251	12,612,009
4.45%, 01/15/43	6,049	6,956,962
5.95%, 04/01/41	5,605	7,694,087
Time Warner Cable LLC
4.00%, 09/01/21 (Call 06/01/21)	3,433	3,523,262
4.50%, 09/15/42 (Call 03/15/42)	14,052	14,006,774
5.50%, 09/01/41 (Call 03/01/41)	13,312	14,584,402
5.88%, 11/15/40 (Call 05/15/40)(a)	12,664	14,445,536
6.55%, 05/01/37	13,982	16,953,408
6.75%, 06/15/39	20,544	25,193,532
7.30%, 07/01/38(a)	16,780	21,483,508

2019 ISHARES SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2019	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Media (continued)
Time Warner Entertainment Co. LP
8.38%, 03/15/23(a)	$9,719	$11,562,703
8.38%, 07/15/33	12,938	18,113,912
TWDC Enterprises 18 Corp.
1.85%, 07/30/26	10,751	10,595,759
2.35%, 12/01/22	10,207	10,367,708
2.95%, 06/15/27(a)	14,536	15,341,895
3.00%, 02/13/26	12,481	13,181,149
3.15%, 09/17/25(a)	7,505	8,002,866
4.13%, 06/01/44	10,570	12,648,652
Viacom Inc.
4.25%, 09/01/23 (Call 06/01/23)(a)	11,651	12,380,278
4.38%, 03/15/43	17,050	17,557,681
5.85%, 09/01/43 (Call 03/01/43)	13,718	16,758,135
6.88%, 04/30/36(a)	13,071	17,244,441
Walt Disney Co. (The)
2.00%, 09/01/29 (Call 06/01/29)	15,750	15,357,072
2.75%, 09/01/49 (Call 03/01/49)	4,640	4,398,660
6.15%, 03/01/37(b)	6,508	9,194,502
6.15%, 02/15/41(b)	6,808	10,016,125
6.20%, 12/15/34(b)	11,579	16,383,151
6.40%, 12/15/35(a)(b)	13,315	19,051,338
6.65%, 11/15/37(b)	17,728	26,444,409

		1,678,763,111

Metal Fabricate & Hardware — 0.0%
Precision Castparts Corp.
2.50%, 01/15/23 (Call 10/15/22)(a)	5,840	5,931,045
3.25%, 06/15/25 (Call 03/15/25)(a)	3,087	3,264,285

		9,195,330

Mining — 0.6%
Barrick Gold Corp., 5.25%, 04/01/42(a)	7,795	9,415,807
Barrick North America Finance LLC
5.70%, 05/30/41(a)	11,796	14,889,016
5.75%, 05/01/43(a)	7,606	9,894,293
Barrick PD Australia Finance Pty Ltd., 5.95%, 10/15/39	12,247	15,734,268
BHP Billiton Finance USA Ltd.
4.13%, 02/24/42(a)	10,843	12,543,047
5.00%, 09/30/43(a)	27,864	36,065,961
Newmont Goldcorp Corp.
3.50%, 03/15/22 (Call 12/15/21)	6,862	7,064,731
3.70%, 03/15/23 (Call 12/15/22)(b)	69	71,941
3.70%, 03/15/23 (Call 12/15/22)	750	780,950
4.88%, 03/15/42 (Call 09/15/41)	12,537	14,760,587
6.25%, 10/01/39(a)	10,846	14,427,163
Rio Tinto Alcan Inc., 6.13%, 12/15/33	7,014	9,521,328
Rio Tinto Finance USA Ltd.
3.75%, 06/15/25 (Call 03/15/25)(a)	12,341	13,308,089
5.20%, 11/02/40	13,101	16,995,998
7.13%, 07/15/28(a)	11,183	15,136,612
Rio Tinto Finance USA PLC, 4.13%, 08/21/42 (Call 02/21/42)(a)	11,096	12,804,997

		203,414,788

Oil & Gas — 5.7%
Apache Corp.
3.25%, 04/15/22 (Call 01/15/22)	5,162	5,234,062
4.25%, 01/15/44 (Call 07/15/43)	10,859	9,259,073
4.38%, 10/15/28 (Call 07/15/28)(a)	1,367	1,356,646
4.75%, 04/15/43 (Call 10/15/42)	15,732	14,311,473
5.10%, 09/01/40 (Call 03/01/40)(a)	19,142	18,271,052

Security	Par (000)	Value

Oil & Gas (continued)
BP Capital Markets America Inc.
2.75%, 05/10/23	$5,713	$5,851,160
3.02%, 01/16/27 (Call 10/16/26)	10,178	10,566,866
3.12%, 05/04/26 (Call 02/04/26)(a)	13,583	14,245,572
3.22%, 11/28/23 (Call 09/28/23)	10,744	11,190,479
3.22%, 04/14/24 (Call 02/14/24)(a)	9,561	9,977,526
3.25%, 05/06/22(a)	6,011	6,203,170
3.41%, 02/11/26 (Call 12/11/25)(a)	2,035	2,161,370
3.79%, 02/06/24 (Call 01/06/24)(a)	11,052	11,753,497
3.80%, 09/21/25 (Call 07/21/25)(a)	16,025	17,363,438
3.94%, 09/21/28 (Call 06/21/28)(a)	2,049	2,273,033
4.23%, 11/06/28 (Call 08/06/28)(a)	27,104	30,682,994
BP Capital Markets PLC
2.50%, 11/06/22(a)	9,168	9,315,997
3.06%, 03/17/22(a)	5,472	5,615,869
3.28%, 09/19/27 (Call 06/19/27)(a)	20,418	21,516,060
3.51%, 03/17/25(a)	13,608	14,498,480
3.54%, 11/04/24	15,108	16,007,505
3.72%, 11/28/28 (Call 08/28/28)	9,202	10,028,444
3.81%, 02/10/24	14,187	15,152,213
3.99%, 09/26/23	8,167	8,746,638
Canadian Natural Resources Ltd.
2.95%, 01/15/23 (Call 12/15/22)	4,153	4,236,543
3.85%, 06/01/27 (Call 03/01/27)(a)	14,230	15,058,310
4.95%, 06/01/47 (Call 12/01/46)(a)	9,342	10,933,232
6.25%, 03/15/38(a)	12,158	15,389,463
Cenovus Energy Inc.
4.25%, 04/15/27 (Call 01/15/27)(a)	8,491	8,903,057
5.40%, 06/15/47 (Call 12/15/46)(a)	7,536	8,430,713
6.75%, 11/15/39	17,446	21,241,660
Chevron Corp.
2.36%, 12/05/22 (Call 09/05/22)	15,560	15,778,311
2.57%, 05/16/23 (Call 03/16/23)	7,510	7,665,360
2.90%, 03/03/24 (Call 01/03/24)(a)	7,795	8,120,252
2.95%, 05/16/26 (Call 02/16/26)(a)	28,262	29,723,018
3.19%, 06/24/23 (Call 03/24/23)	23,906	24,954,916
3.33%, 11/17/25 (Call 08/17/25)(a)	14,423	15,494,789
Cimarex Energy Co.
3.90%, 05/15/27 (Call 02/15/27)(a)	14,420	14,533,954
4.38%, 06/01/24 (Call 03/01/24)	2,278	2,384,327
Concho Resources Inc.
3.75%, 10/01/27 (Call 07/01/27)(a)	11,501	11,933,109
4.30%, 08/15/28 (Call 05/15/28)(a)	14,484	15,613,583
4.88%, 10/01/47 (Call 04/01/47)	7,666	8,644,233
ConocoPhillips, 6.50%, 02/01/39(a)	25,569	37,320,676
ConocoPhillips Co.
4.30%, 11/15/44 (Call 05/15/44)	10,765	12,578,106
4.95%, 03/15/26 (Call 12/15/25)	17,797	20,468,689
ConocoPhillips Holding Co., 6.95%, 04/15/29	12,819	17,419,969
Continental Resources Inc./OK
3.80%, 06/01/24 (Call 03/01/24)	250	254,511
4.38%, 01/15/28 (Call 10/15/27)(a)	17,735	18,304,434
4.50%, 04/15/23 (Call 01/15/23)	11,976	12,467,499
Devon Energy Corp.
4.75%, 05/15/42 (Call 11/15/41)	3,575	3,918,285
5.00%, 06/15/45 (Call 12/15/44)(a)	10,288	11,733,311
5.60%, 07/15/41 (Call 01/15/41)(a)	13,689	16,318,389
Encana Corp., 6.50%, 08/15/34(a)	5,862	7,062,434

SCHEDULES OF INVESTMENTS

Schedule of Investments (unaudited) (continued) October 31, 2019	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil & Gas (continued)
EOG Resources Inc.
2.63%, 03/15/23 (Call 12/15/22)(a)	$9,249	$9,443,087
4.15%, 01/15/26 (Call 10/15/25)(a)	12,642	13,975,132
EQT Corp.
3.00%, 10/01/22 (Call 09/01/22)(a)	2,627	2,508,674
3.90%, 10/01/27 (Call 07/01/27)(a)	16,135	14,231,070
Equinor ASA
2.45%, 01/17/23(a)	9,097	9,253,069
2.65%, 01/15/24	10,589	10,897,991
3.70%, 03/01/24(a)	11,435	12,243,438
3.95%, 05/15/43(a)	9,483	10,864,728
4.80%, 11/08/43(a)	7,232	9,294,430
5.10%, 08/17/40	8,926	11,622,942
Exxon Mobil Corp.
2.02%, 08/16/24 (Call 07/16/24)(a)	10,700	10,775,928
2.28%, 08/16/26 (Call 06/16/26)(a)	15,575	15,733,924
2.40%, 03/06/22 (Call 01/06/22)(a)	6,450	6,542,933
2.44%, 08/16/29 (Call 05/16/29)(a)	12,900	12,992,154
2.71%, 03/06/25 (Call 12/06/24)(a)	22,259	23,099,190
2.73%, 03/01/23 (Call 01/01/23)	13,898	14,288,569
3.00%, 08/16/39 (Call 02/16/39)(a)	5,275	5,354,470
3.04%, 03/01/26 (Call 12/01/25)(a)	27,575	29,134,173
3.10%, 08/16/49 (Call 02/16/49)(a)	18,315	18,551,994
3.18%, 03/15/24 (Call 12/15/23)(a)	9,402	9,904,527
3.57%, 03/06/45 (Call 09/06/44)	10,216	11,107,850
4.11%, 03/01/46 (Call 09/01/45)(a)	30,374	36,107,257
Hess Corp.
4.30%, 04/01/27 (Call 01/01/27)(a)	12,619	13,278,796
5.60%, 02/15/41	11,129	12,486,445
6.00%, 01/15/40	10,291	11,722,063
Husky Energy Inc.
4.00%, 04/15/24 (Call 01/15/24)(a)	750	787,433
4.40%, 04/15/29 (Call 01/15/29)(a)	6,364	6,713,790
Marathon Oil Corp.
2.80%, 11/01/22 (Call 08/01/22)(a)	3,184	3,218,180
3.85%, 06/01/25 (Call 03/01/25)(a)	7,185	7,548,940
4.40%, 07/15/27 (Call 04/15/27)(a)	16,874	18,132,434
6.60%, 10/01/37	6,628	8,115,690
Marathon Petroleum Corp.
3.63%, 09/15/24 (Call 06/15/24)(a)	9,237	9,730,053
4.75%, 09/15/44 (Call 03/15/44)	9,883	10,844,662
5.13%, 12/15/26 (Call 09/15/26)(a)	237	270,919
6.50%, 03/01/41 (Call 09/01/40)	13,807	17,782,411
Newfield Exploration Co., 5.63%, 07/01/24(a)	8,190	8,965,342
Noble Energy Inc.
5.05%, 11/15/44 (Call 05/15/44)	10,521	11,126,364
5.25%, 11/15/43 (Call 05/15/43)	8,980	9,723,904
6.00%, 03/01/41 (Call 09/01/40)	10,549	12,216,843
Occidental Petroleum Corp.
2.70%, 02/15/23 (Call 11/15/22)(a)	8,672	8,735,348
2.90%, 08/15/24 (Call 07/15/24)(a)	26,475	26,735,993
3.00%, 02/15/27 (Call 11/15/26)(a)	7,751	7,702,162
3.20%, 08/15/26 (Call 06/15/26)(a)	11,300	11,451,160
3.40%, 04/15/26 (Call 01/15/26)(a)	13,240	13,508,233
3.50%, 06/15/25 (Call 03/15/25)(a)	9,905	10,255,465
3.50%, 08/15/29 (Call 05/15/29)(a)	18,795	19,046,434
4.10%, 02/15/47 (Call 08/15/46)	13,343	12,743,201
4.20%, 03/15/48 (Call 09/15/47)	7,162	6,952,393
4.30%, 08/15/39 (Call 02/15/39)(a)	10,675	10,832,308
4.40%, 04/15/46 (Call 10/15/45)	10,902	10,853,626

Security	Par (000)	Value

Oil & Gas (continued)
4.40%, 08/15/49 (Call 02/15/49)(a)	$5,850	$5,930,007
4.63%, 06/15/45 (Call 12/15/44)(a)	13,799	14,066,238
5.55%, 03/15/26 (Call 12/15/25)(a)	15,519	17,620,561
6.20%, 03/15/40	6,994	8,395,782
6.45%, 09/15/36	23,325	28,560,933
6.60%, 03/15/46 (Call 09/15/45)	15,199	19,462,753
7.50%, 05/01/31	8,566	11,232,663
Phillips 66
3.90%, 03/15/28 (Call 12/15/27)(a)	7,551	8,177,350
4.65%, 11/15/34 (Call 05/15/34)	15,679	18,255,082
4.88%, 11/15/44 (Call 05/15/44)(a)	17,317	20,732,356
5.88%, 05/01/42(a)	15,664	20,856,704
Shell International Finance BV
2.25%, 01/06/23(a)	10,423	10,528,558
2.38%, 08/21/22	10,450	10,610,035
2.50%, 09/12/26(a)	15,952	16,310,461
2.88%, 05/10/26(a)	22,766	23,779,098
3.25%, 05/11/25	31,367	33,225,140
3.40%, 08/12/23	8,068	8,498,976
3.50%, 11/13/23 (Call 10/13/23)(a)	10,461	11,068,880
3.75%, 09/12/46(a)	13,846	15,415,783
3.88%, 11/13/28 (Call 08/13/28)(a)	21,026	23,649,328
4.00%, 05/10/46(a)	29,970	34,375,287
4.13%, 05/11/35(a)	16,829	19,359,158
4.38%, 05/11/45(a)	34,174	41,204,672
4.55%, 08/12/43(a)	16,939	20,663,325
5.50%, 03/25/40(a)	6,256	8,457,003
6.38%, 12/15/38(a)	22,853	33,157,514
Suncor Energy Inc.
3.60%, 12/01/24 (Call 09/01/24)(a)	3,874	4,090,848
4.00%, 11/15/47 (Call 05/15/47)	11,473	12,306,616
6.50%, 06/15/38	11,025	15,149,690
6.80%, 05/15/38	12,835	18,034,954
6.85%, 06/01/39	7,782	10,953,792
Total Capital Canada Ltd., 2.75%, 07/15/23(a)	2,217	2,281,214
Total Capital International SA
2.43%, 01/10/25 (Call 10/10/24)(a)	12,100	12,294,226
2.70%, 01/25/23(a)	9,227	9,460,531
2.83%, 01/10/30 (Call 10/10/29)(a)	18,181	18,818,208
2.88%, 02/17/22(a)	3,480	3,562,515
3.46%, 02/19/29 (Call 11/19/28)(a)	17,207	18,693,184
3.46%, 07/12/49 (Call 01/12/49)	10,085	10,678,150
3.70%, 01/15/24	9,599	10,268,807
3.75%, 04/10/24	10,350	11,120,116
Total Capital SA, 3.88%, 10/11/28(a)	10,794	12,119,128
Valero Energy Corp.
3.40%, 09/15/26 (Call 06/15/26)	16,317	16,883,066
4.00%, 04/01/29 (Call 01/01/29)	12,720	13,599,466
4.35%, 06/01/28 (Call 03/01/28)	7,223	7,858,236
6.63%, 06/15/37(a)	16,494	21,440,462
7.50%, 04/15/32	7,429	10,097,985

		1,991,180,713

Oil & Gas Services — 0.6%
Baker Hughes a GE Co. LLC, 5.13%, 09/15/40(a)	4,388	4,982,674
Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor Inc.
2.77%, 12/15/22 (Call 11/15/22)	11,668	11,861,433
3.34%, 12/15/27 (Call 09/15/27)(a)	21,826	22,488,934
4.08%, 12/15/47 (Call 06/15/47)	21,365	21,346,231

2019 ISHARES SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2019	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil & Gas Services (continued)
Halliburton Co.
3.50%, 08/01/23 (Call 05/01/23)	$10,835	$11,236,065
3.80%, 11/15/25 (Call 08/15/25)(a)	21,374	22,508,280
4.75%, 08/01/43 (Call 02/01/43)	11,157	11,924,874
4.85%, 11/15/35 (Call 05/15/35)	9,908	10,961,483
5.00%, 11/15/45 (Call 05/15/45)(a)	20,977	22,996,808
6.70%, 09/15/38(a)	9,383	12,329,140
7.45%, 09/15/39	12,227	17,307,567
National Oilwell Varco Inc.
2.60%, 12/01/22 (Call 09/01/22)	9,820	9,903,293
3.95%, 12/01/42 (Call 06/01/42)	9,129	8,323,423
Schlumberger Investment SA, 3.65%, 12/01/23 (Call 09/01/23)	12,640	13,369,629

		201,539,834

Packaging & Containers — 0.1%
WRKCo Inc.
4.65%, 03/15/26 (Call 01/15/26)	9,181	10,143,483
4.90%, 03/15/29 (Call 12/15/28)(a)	10,590	12,101,891

		22,245,374

Pharmaceuticals — 8.1%
AbbVie Inc.
2.85%, 05/14/23 (Call 03/14/23)	12,207	12,418,226
2.90%, 11/06/22	28,601	29,162,518
3.20%, 11/06/22 (Call 09/06/22)	8,409	8,632,920
3.20%, 05/14/26 (Call 02/14/26)(a)	20,268	20,763,701
3.60%, 05/14/25 (Call 02/14/25)(a)	37,043	38,815,530
3.75%, 11/14/23 (Call 10/14/23)	13,860	14,597,746
4.25%, 11/14/28 (Call 08/14/28)	17,799	19,347,579
4.30%, 05/14/36 (Call 11/14/35)	14,031	14,789,411
4.40%, 11/06/42	32,588	33,624,605
4.45%, 05/14/46 (Call 11/14/45)	20,291	21,011,627
4.50%, 05/14/35 (Call 11/14/34)(a)	24,889	26,700,362
4.70%, 05/14/45 (Call 11/14/44)	31,283	33,520,635
4.88%, 11/14/48 (Call 05/14/48)(a)	17,975	19,739,949
Allergan Finance LLC, 3.25%, 10/01/22 (Call 07/01/22)	7,144	7,301,878
Allergan Funding SCS
3.45%, 03/15/22 (Call 01/15/22)	2,953	3,023,999
3.80%, 03/15/25 (Call 12/15/24)(a)	43,127	45,367,586
3.85%, 06/15/24 (Call 03/15/24)	12,755	13,459,390
4.55%, 03/15/35 (Call 09/15/34)	19,731	21,131,650
4.75%, 03/15/45 (Call 09/15/44)	10,785	11,500,343
4.85%, 06/15/44 (Call 12/15/43)	12,101	13,071,349
AmerisourceBergen Corp., 3.45%, 12/15/27 (Call 09/15/27)	2,448	2,543,566
AstraZeneca PLC
3.13%, 06/12/27 (Call 03/12/27)	12,950	13,550,797
3.38%, 11/16/25	24,565	25,976,259
3.50%, 08/17/23 (Call 07/17/23)(a)	8,402	8,806,098
4.00%, 01/17/29 (Call 10/17/28)(a)	16,609	18,592,125
4.00%, 09/18/42	11,845	13,153,472
4.38%, 11/16/45(a)	9,353	11,042,643
4.38%, 08/17/48 (Call 02/17/48)(a)	7,187	8,521,577
6.45%, 09/15/37(a)	30,788	43,426,400
Bristol-Myers Squibb Co.
2.90%, 07/26/24 (Call 06/26/24)(a)(b)	37,118	38,530,351
3.20%, 06/15/26 (Call 04/15/26)(b)	25,051	26,466,234
3.25%, 02/27/27	10,087	10,810,139
3.40%, 07/26/29 (Call 04/26/29)(a)(b)	49,855	53,598,188
4.13%, 06/15/39 (Call 12/15/38)(a)(b)	20,907	23,861,247

Security	Par (000)	Value

Pharmaceuticals (continued)
4.25%, 10/26/49 (Call 04/26/49)(a)(b)	$42,890	$50,249,161
Cardinal Health Inc.
2.62%, 06/15/22 (Call 05/15/22)	9,890	9,998,847
3.08%, 06/15/24 (Call 04/15/24)(a)	7,930	8,060,797
3.41%, 06/15/27 (Call 03/15/27)(a)	13,558	13,800,020
Cigna Corp.
3.00%, 07/15/23 (Call 05/16/23)(b)	8,307	8,482,729
3.25%, 04/15/25 (Call 01/15/25)(b)	17,357	17,892,840
3.40%, 03/01/27 (Call 12/01/26)(a)(b)	17,234	17,916,460
3.50%, 06/15/24 (Call 03/17/24)(b)	11,836	12,337,484
3.75%, 07/15/23 (Call 06/15/23)	31,823	33,332,161
3.88%, 10/15/47 (Call 04/15/47)(b)	8,080	7,922,817
3.90%, 02/15/22(b)	1,167	1,210,080
4.13%, 11/15/25 (Call 09/15/25)	28,468	30,857,185
4.38%, 10/15/28 (Call 07/15/28)(a)	44,204	48,764,036
4.50%, 02/25/26 (Call 11/27/25)(b)	13,834	15,343,837
4.80%, 08/15/38 (Call 02/15/38)	31,559	35,818,086
4.80%, 07/15/46 (Call 01/16/46)(b)	13,990	15,607,916
4.90%, 12/15/48 (Call 06/15/48)(a)	29,399	34,139,944
CVS Health Corp.
2.63%, 08/15/24 (Call 07/15/24)(a)	9,020	9,117,047
2.75%, 12/01/22 (Call 09/01/22)	7,926	8,046,806
2.88%, 06/01/26 (Call 03/01/26)(a)	18,254	18,362,089
3.00%, 08/15/26 (Call 06/15/26)	6,263	6,355,600
3.25%, 08/15/29 (Call 05/15/29)	14,185	14,301,592
3.50%, 07/20/22 (Call 05/20/22)(a)	8,715	9,015,306
3.70%, 03/09/23 (Call 02/09/23)(a)	60,314	62,887,417
3.88%, 07/20/25 (Call 04/20/25)	31,167	33,149,558
4.00%, 12/05/23 (Call 09/05/23)(a)	12,776	13,534,440
4.10%, 03/25/25 (Call 01/25/25)	59,804	64,236,768
4.30%, 03/25/28 (Call 12/25/27)(a)	109,160	118,337,441
4.78%, 03/25/38 (Call 09/25/37)(a)	55,902	62,003,273
5.05%, 03/25/48 (Call 09/25/47)(a)	87,454	100,536,209
5.13%, 07/20/45 (Call 01/20/45)(a)	41,292	47,466,368
5.30%, 12/05/43 (Call 06/05/43)	11,281	13,172,658
Eli Lilly & Co.
2.75%, 06/01/25 (Call 03/01/25)	13,820	14,363,072
3.10%, 05/15/27 (Call 02/15/27)	10,791	11,450,443
3.38%, 03/15/29 (Call 12/15/28)(a)	12,843	13,939,331
3.70%, 03/01/45 (Call 09/01/44)	3,289	3,713,300
3.88%, 03/15/39 (Call 09/15/38)(a)	11,612	13,387,486
3.95%, 05/15/47 (Call 11/15/46)	6,311	7,441,336
3.95%, 03/15/49 (Call 09/15/48)(a)	17,351	20,283,041
4.15%, 03/15/59 (Call 09/15/58)(a)	13,828	16,445,292
GlaxoSmithKline Capital Inc.
2.80%, 03/18/23(a)	10,816	11,146,298
3.38%, 05/15/23	14,205	14,888,481
3.63%, 05/15/25	11,047	11,902,838
3.88%, 05/15/28	20,189	22,532,822
6.38%, 05/15/38	30,134	43,903,481
GlaxoSmithKline Capital PLC
2.85%, 05/08/22	3,949	4,042,348
3.00%, 06/01/24 (Call 05/01/24)(a)	9,734	10,122,372
3.38%, 06/01/29 (Call 03/01/29)(a)	15,385	16,623,740
Johnson & Johnson
2.45%, 03/01/26 (Call 12/01/25)(a)	21,336	21,835,862
2.63%, 01/15/25 (Call 11/15/24)(a)	10,951	11,306,979
2.90%, 01/15/28 (Call 10/15/27)(a)	21,266	22,373,344
2.95%, 03/03/27 (Call 12/03/26)(a)	11,908	12,559,322
3.38%, 12/05/23	7,827	8,308,696

SCHEDULES OF INVESTMENTS

Schedule of Investments (unaudited) (continued) October 31, 2019	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pharmaceuticals (continued)
3.40%, 01/15/38 (Call 07/15/37)(a)	$10,681	$11,557,475
3.50%, 01/15/48 (Call 07/15/47)(a)	12,002	13,230,933
3.55%, 03/01/36 (Call 09/01/35)	10,600	11,636,244
3.63%, 03/03/37 (Call 09/03/36)(a)	16,662	18,483,502
3.70%, 03/01/46 (Call 09/01/45)(a)	13,117	14,847,450
3.75%, 03/03/47 (Call 09/03/46)(a)	14,015	15,957,705
4.38%, 12/05/33 (Call 06/05/33)	12,735	15,333,401
5.95%, 08/15/37	10,827	15,343,874
McKesson Corp., 3.80%, 03/15/24 (Call 12/15/23)(a)	7,870	8,267,619
Mead Johnson Nutrition Co., 4.13%, 11/15/25 (Call 08/15/25)	7,831	8,584,821
Merck & Co. Inc.
2.35%, 02/10/22	2,810	2,855,096
2.75%, 02/10/25 (Call 11/10/24)	35,609	36,938,875
2.80%, 05/18/23(a)	19,223	19,889,742
2.90%, 03/07/24 (Call 02/07/24)(a)	8,171	8,516,721
3.40%, 03/07/29 (Call 12/07/28)(a)	22,568	24,567,026
3.70%, 02/10/45 (Call 08/10/44)	24,909	27,960,079
3.90%, 03/07/39 (Call 09/07/38)	11,352	13,126,406
4.00%, 03/07/49 (Call 09/07/48)(a)	17,264	20,597,433
4.15%, 05/18/43(a)	9,438	11,339,248
Mylan Inc.
4.55%, 04/15/28 (Call 01/15/28)(a)	15,612	16,719,918
5.20%, 04/15/48 (Call 10/15/47)(a)	4,873	5,180,975
Mylan NV
3.95%, 06/15/26 (Call 03/15/26)(a)	25,803	26,838,714
3.95%, 06/15/26 (Call 03/15/26)(b)	1,922	1,996,420
5.25%, 06/15/46 (Call 12/15/45)(a)	8,543	9,155,887
Novartis Capital Corp.
2.40%, 09/21/22	8,704	8,863,863
3.00%, 11/20/25 (Call 08/20/25)(a)	16,135	17,074,717
3.10%, 05/17/27 (Call 02/17/27)(a)	11,502	12,236,682
3.40%, 05/06/24(a)	13,210	14,059,119
4.00%, 11/20/45 (Call 05/20/45)	15,066	17,863,001
4.40%, 05/06/44	23,030	28,653,525
Pfizer Inc.
2.75%, 06/03/26(a)	14,069	14,597,464
2.95%, 03/15/24 (Call 02/15/24)(a)	5,674	5,916,806
3.00%, 06/15/23(a)	9,018	9,363,761
3.00%, 12/15/26(a)	15,612	16,570,096
3.20%, 09/15/23 (Call 08/15/23)	8,176	8,563,860
3.40%, 05/15/24(a)	11,115	11,830,477
3.45%, 03/15/29 (Call 12/15/28)(a)	24,756	26,986,602
3.60%, 09/15/28 (Call 06/15/28)(a)	13,460	14,833,359
3.90%, 03/15/39 (Call 09/15/38)(a)	11,528	13,136,750
4.00%, 12/15/36(a)	9,609	10,987,621
4.00%, 03/15/49 (Call 09/15/48)(a)	10,450	12,188,456
4.13%, 12/15/46(a)	14,628	17,297,446
4.20%, 09/15/48 (Call 03/15/48)(a)	12,794	15,314,319
4.30%, 06/15/43	10,547	12,599,530
4.40%, 05/15/44	13,667	16,601,981
7.20%, 03/15/39	21,970	34,520,554
Sanofi
3.38%, 06/19/23 (Call 05/19/23)(a)	6,592	6,933,344
3.63%, 06/19/28 (Call 03/19/28)	2,372	2,638,071
Shire Acquisitions Investments Ireland DAC
2.88%, 09/23/23 (Call 07/23/23)	28,011	28,595,682
3.20%, 09/23/26 (Call 06/23/26)(a)	21,683	22,368,905

Security	Par (000)	Value

Pharmaceuticals (continued)
Takeda Pharmaceutical Co. Ltd.
4.40%, 11/26/23 (Call 10/26/23)(a)(b)	$15,865	$17,053,542
5.00%, 11/26/28 (Call 08/26/28)(b)	23,075	27,091,418
Wyeth LLC
5.95%, 04/01/37	21,983	30,219,909
6.50%, 02/01/34	14,557	20,627,579
Zoetis Inc.
3.00%, 09/12/27 (Call 06/12/27)	12,505	12,879,003
3.25%, 02/01/23 (Call 11/01/22)	12,084	12,475,680
4.50%, 11/13/25 (Call 08/13/25)(a)	6,740	7,508,824
4.70%, 02/01/43 (Call 08/01/42)(a)	11,637	14,098,182

		2,863,162,648

Pipelines — 3.7%
Cheniere Corpus Christi Holdings LLC
5.13%, 06/30/27 (Call 01/01/27)	15,350	16,553,755
5.88%, 03/31/25 (Call 10/02/24)	15,000	16,632,600
7.00%, 06/30/24 (Call 01/01/24)	15,000	17,250,000
Enable Midstream Partners LP, 4.95%, 05/15/28 (Call 02/15/28)(a)	12,600	12,820,720
Enbridge Inc.
4.00%, 10/01/23 (Call 07/01/23)	6,517	6,904,197
4.25%, 12/01/26 (Call 09/01/26)(a)	11,385	12,431,258
5.50%, 12/01/46 (Call 06/01/46)(a)	8,793	11,096,329
Energy Transfer Operating LP
3.60%, 02/01/23 (Call 11/01/22)	7,511	7,711,384
4.05%, 03/15/25 (Call 12/15/24)	14,898	15,599,483
4.25%, 03/15/23 (Call 12/15/22)(a)	2,777	2,906,167
4.50%, 04/15/24 (Call 03/15/24)(a)	7,280	7,770,728
4.75%, 01/15/26 (Call 10/15/25)	10,201	11,047,775
4.95%, 06/15/28 (Call 03/15/28)	7,979	8,732,147
5.15%, 03/15/45 (Call 09/15/44)(a)	15,730	16,269,644
5.20%, 02/01/22 (Call 11/01/21)(a)	2,422	2,548,924
5.25%, 04/15/29 (Call 01/15/29)	23,883	26,799,250
5.30%, 04/15/47 (Call 10/15/46)	12,318	13,099,874
5.50%, 06/01/27 (Call 03/01/27)	7,388	8,298,060
5.88%, 01/15/24 (Call 10/15/23)(a)	10,400	11,549,862
6.13%, 12/15/45 (Call 06/15/45)	13,192	15,265,401
6.25%, 04/15/49 (Call 10/15/48)(a)	19,256	22,968,832
6.50%, 02/01/42 (Call 08/01/41)	13,360	15,865,751
Series 30Y, 6.00%, 06/15/48 (Call 12/15/47)	9,600	11,088,612
Energy Transfer Partners LP/Regency Energy Finance Corp., 5.88%, 03/01/22 (Call 12/01/21)	8,036	8,586,379
Enterprise Products Operating LLC
3.13%, 07/31/29 (Call 04/30/29)	14,610	15,004,913
3.35%, 03/15/23 (Call 12/15/22)(a)	13,915	14,402,161
3.70%, 02/15/26 (Call 11/15/25)(a)	15,445	16,436,663
3.75%, 02/15/25 (Call 11/15/24)	12,996	13,870,709
3.90%, 02/15/24 (Call 11/15/23)	3,886	4,137,536
4.15%, 10/16/28 (Call 07/16/28)	18,696	20,648,042
4.20%, 01/31/50 (Call 07/31/49)(a)	14,085	14,886,308
4.25%, 02/15/48 (Call 08/15/47)	10,849	11,530,682
4.45%, 02/15/43 (Call 08/15/42)	13,674	14,725,387
4.80%, 02/01/49 (Call 08/01/48)	13,987	16,136,893
4.85%, 08/15/42 (Call 02/15/42)(a)	9,819	11,335,935
4.85%, 03/15/44 (Call 09/15/43)(a)	16,333	18,626,248
4.90%, 05/15/46 (Call 11/15/45)(a)	11,324	13,126,706
5.10%, 02/15/45 (Call 08/15/44)(a)	11,884	13,897,207
5.95%, 02/01/41	9,716	12,332,901

2019 ISHARES SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2019	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pipelines (continued)
EQM Midstream Partners LP
4.75%, 07/15/23 (Call 06/15/23)	$6,583	$6,513,504
5.50%, 07/15/28 (Call 04/15/28)(a)	11,393	11,087,125
Kinder Morgan Energy Partners LP
3.95%, 09/01/22 (Call 06/01/22)	8,235	8,585,378
5.50%, 03/01/44 (Call 09/01/43)(a)	8,754	9,957,577
6.95%, 01/15/38(a)	13,517	17,440,031
Kinder Morgan Inc./DE
3.15%, 01/15/23 (Call 12/15/22)(a)	10,300	10,553,549
4.30%, 06/01/25 (Call 03/01/25)(a)	11,175	12,084,691
4.30%, 03/01/28 (Call 12/01/27)	13,900	15,063,230
5.05%, 02/15/46 (Call 08/15/45)	12,927	14,226,877
5.20%, 03/01/48 (Call 09/01/47)(a)	10,935	12,436,205
5.30%, 12/01/34 (Call 06/01/34)	5,434	6,256,893
5.55%, 06/01/45 (Call 12/01/44)(a)	19,070	22,354,710
7.75%, 01/15/32	6,580	9,071,025
MPLX LP
4.00%, 03/15/28 (Call 12/15/27)	19,073	19,823,290
4.13%, 03/01/27 (Call 12/01/26)(a)	17,546	18,402,689
4.25%, 12/01/27 (Call 09/01/27)(a)(b)	4,306	4,533,585
4.50%, 07/15/23 (Call 04/15/23)(a)	9,805	10,433,782
4.50%, 04/15/38 (Call 10/15/37)	20,114	20,471,482
4.70%, 04/15/48 (Call 10/15/47)	13,230	13,397,520
4.80%, 02/15/29 (Call 11/15/28)(a)	10,843	11,902,132
4.88%, 12/01/24 (Call 09/01/24)	11,729	12,807,567
4.88%, 06/01/25 (Call 03/01/25)	13,369	14,660,393
5.20%, 03/01/47 (Call 09/01/46)(a)	9,316	9,990,657
5.25%, 01/15/25 (Call 01/15/21)(b)	2,085	2,190,416
5.50%, 02/15/49 (Call 08/15/48)	19,786	22,160,164
ONEOK Inc.
3.40%, 09/01/29 (Call 06/01/29)	7,050	7,025,833
4.45%, 09/01/49 (Call 03/01/49)	6,275	6,214,737
4.55%, 07/15/28 (Call 04/15/28)(a)	16,375	17,738,148
5.20%, 07/15/48 (Call 01/15/48)	10,383	11,411,041
ONEOK Partners LP, 3.38%, 10/01/22 (Call 07/01/22)	9,542	9,793,496
Plains All American Pipeline LP/PAA Finance Corp.
3.55%, 12/15/29 (Call 09/15/29)	1,300	1,244,298
3.60%, 11/01/24 (Call 08/01/24)	9,596	9,825,435
3.65%, 06/01/22 (Call 03/01/22)	3,317	3,400,629
4.50%, 12/15/26 (Call 09/15/26)(a)	5,754	6,068,596
4.65%, 10/15/25 (Call 07/15/25)(a)	15,313	16,358,576
Sabine Pass Liquefaction LLC
4.20%, 03/15/28 (Call 09/15/27)	11,545	12,182,221
5.00%, 03/15/27 (Call 09/15/26)	22,785	25,015,137
5.63%, 04/15/23 (Call 01/15/23)(a)	14,112	15,349,706
5.63%, 03/01/25 (Call 12/01/24)	21,908	24,569,903
5.75%, 05/15/24 (Call 02/15/24)(a)	21,641	24,174,133
5.88%, 06/30/26 (Call 12/31/25)	14,452	16,560,501
6.25%, 03/15/22 (Call 12/15/21)(a)	4,362	4,694,808
Spectra Energy Partners LP, 4.75%, 03/15/24 (Call 12/15/23)(a)	5,453	5,949,688
Sunoco Logistics Partners Operations LP
4.00%, 10/01/27 (Call 07/01/27)(a)	3,850	3,982,877
5.35%, 05/15/45 (Call 11/15/44)	11,179	11,789,283
5.40%, 10/01/47 (Call 04/01/47)	11,959	12,840,071
TransCanada PipeLines Ltd.
2.50%, 08/01/22(a)	9,701	9,828,387
4.25%, 05/15/28 (Call 02/15/28)(a)	21,548	23,804,547
4.63%, 03/01/34 (Call 12/01/33)	15,222	17,335,072
4.88%, 01/15/26 (Call 10/15/25)	2,344	2,619,781

Security	Par (000)	Value

Pipelines (continued)
4.88%, 05/15/48 (Call 11/15/47)(a)	$8,392	$9,701,412
5.10%, 03/15/49 (Call 09/15/48)(a)	15,897	19,084,562
6.10%, 06/01/40	8,699	11,179,593
6.20%, 10/15/37	8,018	10,308,375
7.63%, 01/15/39(a)	11,416	16,899,405
Transcontinental Gas Pipe Line Co. LLC, 7.85%, 02/01/26 (Call 11/01/25)	12,146	15,389,634
Williams Companies Inc. (The)
3.35%, 08/15/22 (Call 05/15/22)(a)	7,418	7,614,341
3.60%, 03/15/22 (Call 01/15/22)(a)	10,089	10,373,652
3.70%, 01/15/23 (Call 10/15/22)	100	103,491
3.75%, 06/15/27 (Call 03/15/27)(a)	15,831	16,505,534
3.90%, 01/15/25 (Call 10/15/24)	10,417	10,904,900
4.00%, 09/15/25 (Call 06/15/25)	9,875	10,435,728
4.30%, 03/04/24 (Call 12/04/23)	6,011	6,393,193
4.55%, 06/24/24 (Call 03/24/24)(a)	250	269,375
4.85%, 03/01/48 (Call 09/01/47)(a)	11,766	12,550,540
5.10%, 09/15/45 (Call 03/15/45)	11,819	12,874,233
6.30%, 04/15/40	14,055	17,030,736

		1,314,695,503

Real Estate Investment Trusts — 1.5%
Alexandria Real Estate Equities Inc., 3.38%, 08/15/31 (Call 05/15/31)(a)	10,905	11,453,815
American Tower Corp.
3.38%, 10/15/26 (Call 07/15/26)	15,722	16,354,985
3.50%, 01/31/23	9,535	9,916,085
3.55%, 07/15/27 (Call 04/15/27)	9,363	9,872,196
3.80%, 08/15/29 (Call 05/15/29)(a)	21,931	23,392,763
4.00%, 06/01/25 (Call 03/01/25)	8,973	9,640,058
5.00%, 02/15/24(a)	12,034	13,313,468
Boston Properties LP
2.75%, 10/01/26 (Call 07/01/26)(a)	16,309	16,534,974
3.20%, 01/15/25 (Call 10/15/24)(a)	9,351	9,717,458
3.40%, 06/21/29 (Call 03/21/29)(a)	10,780	11,345,496
3.65%, 02/01/26 (Call 11/03/25)	9,986	10,631,070
3.85%, 02/01/23 (Call 11/01/22)(a)	10,479	11,007,526
4.50%, 12/01/28 (Call 09/01/28)	13,209	15,014,975
Brixmor Operating Partnership LP, 4.13%, 05/15/29 (Call 02/15/29)	361	390,680
CC Holdings GS V LLC/Crown Castle GS III Corp., 3.85%, 04/15/23	10,377	10,936,101
Crown Castle International Corp.
3.15%, 07/15/23 (Call 06/15/23)(a)	8,115	8,354,637
3.20%, 09/01/24 (Call 07/01/24)	7,579	7,851,081
3.65%, 09/01/27 (Call 06/01/27)	10,298	10,914,906
3.70%, 06/15/26 (Call 03/15/26)(a)	14,123	14,978,915
3.80%, 02/15/28 (Call 11/15/27)(a)	18,121	19,345,534
4.45%, 02/15/26 (Call 11/15/25)	12,349	13,565,059
5.25%, 01/15/23(a)	16,763	18,295,177
Digital Realty Trust LP
3.60%, 07/01/29 (Call 04/01/29)	12,240	12,844,635
3.70%, 08/15/27 (Call 05/15/27)	13,832	14,576,441
ERP Operating LP
4.50%, 07/01/44 (Call 01/01/44)	7,768	9,294,500
4.63%, 12/15/21 (Call 09/15/21)	2,037	2,135,182
GLP Capital LP/GLP Financing II Inc.
5.25%, 06/01/25 (Call 03/01/25)	11,749	12,911,279
5.30%, 01/15/29 (Call 10/15/28)	6,571	7,286,564
5.38%, 04/15/26 (Call 01/15/26)	10,561	11,650,472

SCHEDULES OF INVESTMENTS

Schedule of Investments (unaudited) (continued) October 31, 2019	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
HCP Inc.
3.88%, 08/15/24 (Call 05/17/24)(a)	$10,905	$11,646,388
4.00%, 06/01/25 (Call 03/01/25)(a)	7,079	7,646,911
4.25%, 11/15/23 (Call 08/15/23)	1,175	1,262,958
Realty Income Corp.
3.25%, 10/15/22 (Call 07/15/22)(a)	6,357	6,576,358
4.65%, 08/01/23 (Call 05/01/23)	2,637	2,867,643
Simon Property Group LP
2.00%, 09/13/24 (Call 06/13/24)	10,575	10,554,115
2.45%, 09/13/29 (Call 06/13/29)(a)	15,500	15,337,721
3.25%, 11/30/26 (Call 08/30/26)(a)	8,344	8,793,459
3.25%, 09/13/49 (Call 03/13/49)(a)	13,130	12,965,690
3.30%, 01/15/26 (Call 10/15/25)	9,225	9,717,161
3.38%, 10/01/24 (Call 07/01/24)(a)	9,340	9,857,472
3.38%, 06/15/27 (Call 03/15/27)	5,125	5,449,682
3.38%, 12/01/27 (Call 09/01/27)(a)	7,582	8,089,958
Ventas Realty LP, 4.40%, 01/15/29 (Call 10/15/28)	3,523	3,926,033
Welltower Inc.
3.10%, 01/15/30 (Call 10/15/29)(a)	11,575	11,709,728
3.63%, 03/15/24 (Call 02/15/24)(a)	2,150	2,268,906
4.00%, 06/01/25 (Call 03/01/25)(a)	20,386	21,983,594
4.25%, 04/15/28 (Call 01/15/28)(a)	6,858	7,578,962
Weyerhaeuser Co.
4.00%, 11/15/29 (Call 08/15/29)	1,038	1,128,505
7.38%, 03/15/32(a)	20,682	28,888,781

		531,776,057

Retail — 3.7%
Costco Wholesale Corp.
2.75%, 05/18/24 (Call 03/18/24)(a)	9,193	9,531,951
3.00%, 05/18/27 (Call 02/18/27)(a)	11,607	12,332,765
Dollar General Corp., 3.25%, 04/15/23 (Call 01/15/23)(a)	5,611	5,818,210
Dollar Tree Inc.
3.70%, 05/15/23 (Call 04/15/23)	12,160	12,694,940
4.00%, 05/15/25 (Call 03/15/25)(a)	7,060	7,579,059
4.20%, 05/15/28 (Call 02/15/28)(a)	21,392	23,238,125
Home Depot Inc. (The)
2.13%, 09/15/26 (Call 06/15/26)(a)	9,884	9,881,263
2.70%, 04/01/23 (Call 01/01/23)(a)	11,107	11,421,378
2.80%, 09/14/27 (Call 06/14/27)(a)	13,431	14,008,294
2.95%, 06/15/29 (Call 03/15/29)	15,589	16,352,951
3.00%, 04/01/26 (Call 01/01/26)(a)	11,631	12,219,766
3.35%, 09/15/25 (Call 06/15/25)(a)	11,221	12,029,088
3.50%, 09/15/56 (Call 03/15/56)(a)	9,007	9,607,654
3.75%, 02/15/24 (Call 11/15/23)(a)	10,689	11,497,801
3.90%, 12/06/28 (Call 09/06/28)(a)	10,985	12,429,342
3.90%, 06/15/47 (Call 12/15/46)	8,374	9,584,179
4.20%, 04/01/43 (Call 10/01/42)(a)	16,210	18,990,728
4.25%, 04/01/46 (Call 10/01/45)(a)	17,139	20,513,642
4.40%, 03/15/45 (Call 09/15/44)	16,471	19,931,391
4.50%, 12/06/48 (Call 06/06/48)(a)	17,890	22,439,062
4.88%, 02/15/44 (Call 08/15/43)	14,556	18,652,885
5.88%, 12/16/36(a)	32,255	44,817,406
5.95%, 04/01/41 (Call 10/01/40)(a)	12,330	17,561,964
Lowe’s Companies Inc.
2.50%, 04/15/26 (Call 01/15/26)	14,975	15,033,473
3.10%, 05/03/27 (Call 02/03/27)	12,887	13,320,967
3.38%, 09/15/25 (Call 06/15/25)	10,175	10,769,437
3.65%, 04/05/29 (Call 01/05/29)(a)	15,549	16,698,912
3.70%, 04/15/46 (Call 10/15/45)	11,448	11,521,658

Security	Par (000)	Value

Retail (continued)
4.05%, 05/03/47 (Call 11/03/46)	$16,306	$17,329,290
4.38%, 09/15/45 (Call 03/15/45)	14,904	16,361,489
4.55%, 04/05/49 (Call 10/05/48)(a)	20,487	23,347,211
4.65%, 04/15/42 (Call 10/15/41)(a)	5,996	6,793,575
Macy’s Retail Holdings Inc., 2.88%, 02/15/23 (Call 11/15/22)(a)	4,544	4,514,647
McDonald’s Corp.
2.63%, 09/01/29 (Call 06/01/29)	15,525	15,611,743
3.35%, 04/01/23 (Call 03/01/23)(a)	8,930	9,330,551
3.50%, 03/01/27 (Call 12/01/26)(a)	6,965	7,458,964
3.63%, 09/01/49 (Call 03/01/49)(a)	11,225	11,404,351
3.70%, 01/30/26 (Call 10/30/25)(a)	16,784	18,125,891
3.80%, 04/01/28 (Call 01/01/28)(a)	7,069	7,760,057
4.45%, 03/01/47 (Call 09/01/46)(a)	20,369	23,486,533
4.45%, 09/01/48 (Call 03/01/48)(a)	15,456	17,872,770
4.70%, 12/09/35 (Call 06/09/35)	13,133	15,550,213
4.88%, 12/09/45 (Call 06/09/45)(a)	6,590	8,003,208
6.30%, 10/15/37(a)	13,237	18,011,618
6.30%, 03/01/38	6,578	9,006,607
O’Reilly Automotive Inc., 3.60%, 09/01/27 (Call 06/01/27)	4,570	4,882,170
Starbucks Corp.
3.10%, 03/01/23 (Call 02/01/23)(a)	9,832	10,173,087
3.55%, 08/15/29 (Call 05/15/29)	14,934	16,133,172
3.80%, 08/15/25 (Call 06/15/25)(a)	16,913	18,358,119
3.85%, 10/01/23 (Call 07/01/23)	6,876	7,315,392
4.00%, 11/15/28 (Call 08/15/28)	9,504	10,612,964
4.45%, 08/15/49 (Call 02/15/49)(a)	5,780	6,676,796
4.50%, 11/15/48 (Call 05/15/48)(a)	18,719	21,629,243
Target Corp.
2.50%, 04/15/26(a)	13,602	13,924,887
3.38%, 04/15/29 (Call 01/15/29)(a)	11,209	12,178,409
3.50%, 07/01/24(a)	10,213	10,954,130
3.63%, 04/15/46(a)	15,613	17,047,688
3.90%, 11/15/47 (Call 05/15/47)(a)	13,653	15,594,593
4.00%, 07/01/42(a)	13,293	15,224,999
TJX Companies Inc. (The), 2.25%, 09/15/26 (Call 06/15/26)(a)	14,659	14,717,441
Walgreen Co., 3.10%, 09/15/22(a)	13,128	13,528,388
Walgreens Boots Alliance Inc.
3.45%, 06/01/26 (Call 03/01/26)	25,652	26,602,153
3.80%, 11/18/24 (Call 08/18/24)(a)	19,336	20,467,703
4.80%, 11/18/44 (Call 05/18/44)(a)	17,200	18,358,645
Walmart Inc.
2.35%, 12/15/22 (Call 11/15/22)	10,161	10,334,342
2.55%, 04/11/23 (Call 01/11/23)(a)	14,212	14,532,202
2.65%, 12/15/24 (Call 10/15/24)	17,152	17,748,471
2.85%, 07/08/24 (Call 06/08/24)(a)	17,584	18,343,119
2.95%, 09/24/49 (Call 03/24/49)	8,316	8,294,075
3.05%, 07/08/26 (Call 05/08/26)(a)	13,411	14,252,819
3.25%, 07/08/29 (Call 04/08/29)	17,895	19,355,491
3.30%, 04/22/24 (Call 01/22/24)	17,534	18,517,910
3.40%, 06/26/23 (Call 05/26/23)(a)	29,861	31,463,237
3.55%, 06/26/25 (Call 04/26/25)(a)	24,912	26,982,999
3.63%, 12/15/47 (Call 06/15/47)(a)	23,427	26,240,470
3.70%, 06/26/28 (Call 03/26/28)	41,501	46,071,970
3.95%, 06/28/38 (Call 12/28/37)(a)	21,584	25,213,816
4.05%, 06/29/48 (Call 12/29/47)	33,689	40,231,737
5.25%, 09/01/35	23,541	31,053,364
5.63%, 04/01/40(a)	3,481	4,863,603

2019 ISHARES SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2019	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Retail (continued)
5.63%, 04/15/41	$6,170	$8,735,815
6.20%, 04/15/38(a)	4,764	7,054,237

		1,294,116,665

Semiconductors — 2.2%
Analog Devices Inc.
3.50%, 12/05/26 (Call 09/05/26)(a)	8,932	9,388,671
3.90%, 12/15/25 (Call 09/15/25)	17,181	18,530,274
Applied Materials Inc.
3.30%, 04/01/27 (Call 01/01/27)	19,916	21,273,992
4.35%, 04/01/47 (Call 10/01/46)(a)	6,447	7,825,944
Broadcom Corp./Broadcom Cayman Finance Ltd.
2.65%, 01/15/23 (Call 12/15/22)(a)	10,448	10,468,193
3.13%, 01/15/25 (Call 11/15/24)(a)	20,388	20,370,191
3.50%, 01/15/28 (Call 10/15/27)	14,510	14,192,153
3.63%, 01/15/24 (Call 11/15/23)	22,809	23,464,357
3.88%, 01/15/27 (Call 10/15/26)	56,567	57,124,208
Broadcom Inc.
3.63%, 10/15/24 (Call 09/15/24)(a)(b)	27,292	28,024,817
4.25%, 04/15/26 (Call 02/15/26)(a)(b)	29,681	30,956,458
4.75%, 04/15/29 (Call 01/15/29)(a)(b)	33,165	35,106,071
Intel Corp.
2.60%, 05/19/26 (Call 02/19/26)(a)	18,761	19,300,439
2.70%, 12/15/22	15,050	15,457,853
2.88%, 05/11/24 (Call 03/11/24)	12,566	13,074,909
3.15%, 05/11/27 (Call 02/11/27)	11,865	12,637,673
3.70%, 07/29/25 (Call 04/29/25)(a)	23,054	25,060,145
3.73%, 12/08/47 (Call 06/08/47)(a)	23,906	26,725,813
4.00%, 12/15/32	13,022	15,098,797
4.10%, 05/19/46 (Call 11/19/45)(a)	10,051	11,726,728
4.10%, 05/11/47 (Call 11/11/46)(a)	15,855	18,497,485
4.80%, 10/01/41(a)	4,945	6,244,309
4.90%, 07/29/45 (Call 01/29/45)(a)	7,686	9,940,119
KLA Corp.
4.10%, 03/15/29 (Call 12/15/28)(a)	13,857	15,320,847
4.65%, 11/01/24 (Call 08/01/24)(a)	12,698	14,003,041
Lam Research Corp.
3.75%, 03/15/26 (Call 01/15/26)(a)	12,890	13,867,048
4.00%, 03/15/29 (Call 12/15/28)(a)	18,821	20,811,983
4.88%, 03/15/49 (Call 09/15/48)	5,270	6,480,614
Microchip Technology Inc., 4.33%, 06/01/23 (Call 05/01/23)(a)	10,831	11,461,019
Micron Technology Inc.
4.19%, 02/15/27 (Call 12/15/26)(a)	9,085	9,462,635
4.66%, 02/15/30 (Call 11/15/29)	11,383	11,988,959
NVIDIA Corp., 3.20%, 09/16/26 (Call 06/16/26)(a)	10,105	10,620,957
NXP BV/NXP Funding LLC, 4.88%, 03/01/24 (Call 02/01/24)(a)(b)	4,172	4,532,754
NXP BV/NXP Funding LLC/NXP USA Inc.
3.88%, 06/18/26 (Call 04/18/26)(a)(b)	15,142	15,901,137
4.30%, 06/18/29 (Call 03/18/29)(a)(b)	13,237	14,118,253
QUALCOMM Inc.
2.60%, 01/30/23 (Call 12/30/22)(a)	14,535	14,800,499
2.90%, 05/20/24 (Call 03/20/24)	17,463	18,009,351
3.00%, 05/20/22	2,643	2,711,028
3.25%, 05/20/27 (Call 02/20/27)(a)	20,678	21,760,590
3.45%, 05/20/25 (Call 02/20/25)(a)	21,988	23,309,688
4.30%, 05/20/47 (Call 11/20/46)(a)	16,669	18,737,341
4.65%, 05/20/35 (Call 11/20/34)(a)	7,753	9,140,903
4.80%, 05/20/45 (Call 11/20/44)(a)	17,808	21,206,525

Security	Par (000)	Value

Semiconductors (continued)
Texas Instruments Inc.
2.25%, 09/04/29 (Call 06/04/29)(a)	$3,065	$3,025,102
3.88%, 03/15/39 (Call 09/15/38)	3,010	3,432,843
4.15%, 05/15/48 (Call 11/15/47)(a)	17,767	21,519,154

		756,711,870

Software — 3.9%
Fidelity National Information Services Inc.
3.00%, 08/15/26 (Call 05/15/26)(a)	14,762	15,251,852
3.50%, 04/15/23 (Call 01/15/23)	1,844	1,922,979
3.75%, 05/21/29 (Call 02/21/29)(a)	11,484	12,483,038
5.00%, 10/15/25 (Call 07/15/25)	12,504	14,288,556
Fiserv Inc.
2.75%, 07/01/24 (Call 06/01/24)	28,346	28,938,831
3.20%, 07/01/26 (Call 05/01/26)(a)	19,220	20,075,373
3.50%, 07/01/29 (Call 04/01/29)(a)	36,064	38,134,088
3.80%, 10/01/23 (Call 09/01/23)(a)	8,183	8,670,546
3.85%, 06/01/25 (Call 03/01/25)(a)	15,134	16,306,847
4.20%, 10/01/28 (Call 07/01/28)(a)	8,542	9,489,521
4.40%, 07/01/49 (Call 01/01/49)	25,731	28,736,075
Microsoft Corp.
2.00%, 08/08/23 (Call 06/08/23)	14,479	14,608,680
2.13%, 11/15/22(a)	5,859	5,933,393
2.38%, 05/01/23 (Call 02/01/23)	13,212	13,479,432
2.40%, 08/08/26 (Call 05/08/26)(a)	42,490	43,511,336
2.65%, 11/03/22 (Call 09/03/22)	7,596	7,797,713
2.70%, 02/12/25 (Call 11/12/24)	27,353	28,461,554
2.88%, 02/06/24 (Call 12/06/23)	20,195	21,035,962
3.13%, 11/03/25 (Call 08/03/25)(a)	30,240	32,195,872
3.30%, 02/06/27 (Call 11/06/26)	45,488	49,226,731
3.45%, 08/08/36 (Call 02/08/36)	26,238	28,752,954
3.50%, 02/12/35 (Call 08/12/34)	15,066	16,512,154
3.50%, 11/15/42(a)	10,483	11,519,963
3.63%, 12/15/23 (Call 09/15/23)	15,451	16,538,165
3.70%, 08/08/46 (Call 02/08/46)	50,573	57,519,040
3.75%, 02/12/45 (Call 08/12/44)(a)	14,429	16,476,263
3.95%, 08/08/56 (Call 02/08/56)(a)	26,856	31,801,309
4.00%, 02/12/55 (Call 08/12/54)	28,754	34,245,660
4.10%, 02/06/37 (Call 08/06/36)(a)	29,252	34,653,648
4.20%, 11/03/35 (Call 05/03/35)(a)	12,193	14,486,379
4.25%, 02/06/47 (Call 08/06/46)	35,384	43,667,118
4.45%, 11/03/45 (Call 05/03/45)	35,160	44,756,148
4.50%, 10/01/40(a)	15,024	18,888,397
4.50%, 02/06/57 (Call 08/06/56)	23,203	30,017,197
4.75%, 11/03/55 (Call 05/03/55)	12,338	16,537,296
5.20%, 06/01/39(a)	7,096	9,545,514
5.30%, 02/08/41(a)	9,268	12,680,317
Oracle Corp.
2.40%, 09/15/23 (Call 07/15/23)(a)	26,689	27,067,837
2.50%, 10/15/22(a)	12,790	13,030,703
2.63%, 02/15/23 (Call 01/15/23)(a)	13,330	13,604,069
2.65%, 07/15/26 (Call 04/15/26)(a)	32,434	33,289,405
2.95%, 11/15/24 (Call 09/15/24)(a)	25,158	26,193,883
2.95%, 05/15/25 (Call 02/15/25)	31,081	32,364,362
3.25%, 11/15/27 (Call 08/15/27)(a)	36,182	38,529,752
3.40%, 07/08/24 (Call 04/08/24)(a)	18,058	19,106,216
3.63%, 07/15/23(a)	13,760	14,579,957
3.80%, 11/15/37 (Call 05/15/37)(a)	22,917	25,138,732
3.85%, 07/15/36 (Call 01/15/36)	10,836	11,955,519
3.90%, 05/15/35 (Call 11/15/34)	17,172	19,134,050
4.00%, 07/15/46 (Call 01/15/46)	36,167	40,244,862

SCHEDULES OF INVESTMENTS

Schedule of Investments (unaudited) (continued) October 31, 2019	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Software (continued)
4.00%, 11/15/47 (Call 05/15/47)(a)	$28,944	$32,370,599
4.13%, 05/15/45 (Call 11/15/44)	20,227	22,797,908
4.30%, 07/08/34 (Call 01/08/34)	21,749	25,482,109
4.38%, 05/15/55 (Call 11/15/54)(a)	9,361	11,062,368
4.50%, 07/08/44 (Call 01/08/44)(a)	13,691	16,238,033
5.38%, 07/15/40	27,169	35,269,810
6.13%, 07/08/39	11,753	16,550,778
6.50%, 04/15/38(a)	6,940	10,028,133
salesforce.com Inc.
3.25%, 04/11/23 (Call 03/11/23)	9,720	10,130,333
3.70%, 04/11/28 (Call 01/11/28)(a)	18,798	20,728,429
VMware Inc., 3.90%, 08/21/27 (Call 05/21/27)(a)	17,258	17,813,782

		1,381,857,530

Telecommunications — 6.7%
AT&T Inc.
2.63%, 12/01/22 (Call 09/01/22)	10,414	10,572,509
3.00%, 02/15/22	2,866	2,930,252
3.00%, 06/30/22 (Call 04/30/22)	10,960	11,212,458
3.20%, 03/01/22 (Call 02/01/22)	1,466	1,503,877
3.40%, 05/15/25 (Call 02/15/25)(a)	47,267	49,469,004
3.55%, 06/01/24 (Call 03/01/24)	3,679	3,860,623
3.60%, 02/17/23 (Call 12/17/22)(a)	14,773	15,421,449
3.60%, 07/15/25 (Call 04/15/25)	22,632	23,918,174
3.80%, 03/01/24 (Call 01/01/24)	1,565	1,658,388
3.80%, 02/15/27 (Call 11/15/26)	15,161	16,198,952
3.90%, 03/11/24 (Call 12/11/23)	4,728	5,015,035
3.95%, 01/15/25 (Call 10/15/24)(a)	21,999	23,545,611
4.10%, 02/15/28 (Call 11/15/27)	18,111	19,632,619
4.13%, 02/17/26 (Call 11/17/25)(a)	35,644	38,638,520
4.25%, 03/01/27 (Call 12/01/26)(a)	22,460	24,534,830
4.30%, 02/15/30 (Call 11/15/29)	38,001	41,797,190
4.30%, 12/15/42 (Call 06/15/42)(a)	24,411	25,640,975
4.35%, 03/01/29 (Call 12/01/28)(a)	29,846	32,984,567
4.35%, 06/15/45 (Call 12/15/44)	34,027	35,758,665
4.45%, 04/01/24 (Call 01/01/24)	16,459	17,812,514
4.50%, 05/15/35 (Call 11/15/34)(a)	31,066	34,104,075
4.50%, 03/09/48 (Call 09/09/47)(a)	51,633	55,063,440
4.55%, 03/09/49 (Call 09/09/48)	31,142	33,468,423
4.75%, 05/15/46 (Call 11/15/45)(a)	41,939	46,373,307
4.80%, 06/15/44 (Call 12/15/43)	30,161	33,502,881
4.85%, 03/01/39 (Call 09/01/38)(a)	20,361	22,888,645
4.85%, 07/15/45 (Call 01/15/45)(a)	10,232	11,409,004
4.90%, 08/15/37 (Call 02/14/37)	15,253	17,296,197
5.15%, 03/15/42(a)	17,029	19,597,011
5.15%, 11/15/46 (Call 05/15/46)(a)	22,240	25,830,088
5.15%, 02/15/50 (Call 08/14/49)(a)	15,004	17,541,350
5.25%, 03/01/37 (Call 09/01/36)	35,527	41,813,719
5.35%, 09/01/40(a)	20,172	23,901,769
5.45%, 03/01/47 (Call 09/01/46)(a)	23,344	28,183,601
5.55%, 08/15/41	8,147	9,780,398
5.65%, 02/15/47 (Call 08/15/46)	19,572	24,129,512
5.70%, 03/01/57 (Call 09/01/56)	11,892	14,914,377
6.00%, 08/15/40 (Call 05/15/40)	9,808	12,300,410
6.30%, 01/15/38(a)	705	902,575
6.38%, 03/01/41	11,957	15,557,687
British Telecommunications PLC, 9.63%, 12/15/30	30,049	46,100,482
Cisco Systems Inc.
2.20%, 09/20/23 (Call 07/20/23)(a)	12,948	13,117,460
2.50%, 09/20/26 (Call 06/20/26)(a)	12,673	13,046,129
2.95%, 02/28/26	8,445	8,916,861

Security	Par (000)	Value

Telecommunications (continued)
3.63%, 03/04/24(a)	$8,561	$9,187,980
5.50%, 01/15/40	24,346	33,427,672
5.90%, 02/15/39	21,483	30,403,717
Deutsche Telekom International Finance BV, 8.75%, 06/15/30	40,983	60,442,556
Orange SA
5.38%, 01/13/42(a)	8,980	11,389,153
5.50%, 02/06/44 (Call 08/06/43)(a)	8,004	10,500,171
9.00%, 03/01/31(a)	36,797	57,309,565
Rogers Communications Inc.
4.10%, 10/01/23 (Call 07/01/23)	3,917	4,175,645
4.30%, 02/15/48 (Call 08/15/47)(a)	7,644	8,534,653
4.35%, 05/01/49 (Call 11/01/48)	19,098	21,451,840
5.00%, 03/15/44 (Call 09/15/43)(a)	10,554	12,764,567
Telefonica Emisiones SA
4.10%, 03/08/27(a)	19,630	21,327,184
4.57%, 04/27/23	6,371	6,868,523
4.67%, 03/06/38(a)	11,122	12,222,811
4.90%, 03/06/48(a)	15,771	17,649,591
5.21%, 03/08/47(a)	29,693	34,604,445
5.52%, 03/01/49 (Call 09/01/48)(a)	13,720	16,646,897
7.05%, 06/20/36(a)	19,933	27,652,939
Telefonica Europe BV, 8.25%, 09/15/30(a)	10,426	15,076,566
TELUS Corp., 4.60%, 11/16/48 (Call 05/16/48)	4,402	5,162,744
Verizon Communications Inc.
2.63%, 08/15/26(a)	23,214	23,676,298
3.38%, 02/15/25	34,198	36,295,093
3.50%, 11/01/24 (Call 08/01/24)	23,272	24,705,653
3.85%, 11/01/42 (Call 05/01/42)(a)	11,005	11,779,532
3.88%, 02/08/29 (Call 11/08/28)(a)	9,771	10,798,721
4.02%, 12/03/29 (Call 09/03/29)	45,294	50,595,495
4.13%, 03/16/27(a)	35,981	40,042,485
4.13%, 08/15/46(a)	19,603	21,860,223
4.27%, 01/15/36	33,481	37,882,978
4.33%, 09/21/28	76,761	87,156,804
4.40%, 11/01/34 (Call 05/01/34)	27,911	32,234,495
4.50%, 08/10/33	34,093	39,854,533
4.52%, 09/15/48(a)	51,101	60,443,315
4.67%, 03/15/55	35,254	43,280,641
4.75%, 11/01/41	2,597	3,124,840
4.81%, 03/15/39(a)	17,686	21,399,254
4.86%, 08/21/46	40,988	50,668,062
5.01%, 04/15/49	40,433	51,545,933
5.01%, 08/21/54(a)	22,590	29,013,975
5.15%, 09/15/23	8,563	9,565,987
5.25%, 03/16/37(a)	30,118	37,720,979
5.50%, 03/16/47(a)	18,874	25,359,318
6.55%, 09/15/43(a)	8,836	13,156,621
Vodafone Group PLC
2.95%, 02/19/23	100	102,522
3.75%, 01/16/24(a)	25,496	26,860,964
4.13%, 05/30/25(a)	20,813	22,558,730
4.25%, 09/17/50	16,290	16,691,177
4.38%, 05/30/28	40,140	44,601,577
4.38%, 02/19/43(a)	12,431	12,953,638
4.88%, 06/19/49(a)	19,737	22,160,419
5.00%, 05/30/38	6,585	7,537,430
5.25%, 05/30/48(a)	32,744	38,449,829
6.15%, 02/27/37(a)	19,400	24,743,422

		2,367,465,775

2019 ISHARES SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2019	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Transportation — 1.4%
Burlington Northern Santa Fe LLC
3.55%, 02/15/50 (Call 08/15/49)(a)	$5,145	$5,461,952
3.85%, 09/01/23 (Call 06/01/23)(a)	5,250	5,601,622
3.90%, 08/01/46 (Call 02/01/46)(a)	11,556	12,866,044
4.05%, 06/15/48 (Call 12/15/47)	9,623	10,997,153
4.13%, 06/15/47 (Call 12/15/46)	8,701	10,012,740
4.15%, 04/01/45 (Call 10/01/44)	14,374	16,507,705
4.15%, 12/15/48 (Call 06/15/48)(a)	8,057	9,366,707
4.45%, 03/15/43 (Call 09/15/42)(a)	12,246	14,490,293
4.55%, 09/01/44 (Call 03/01/44)	4,022	4,822,303
4.90%, 04/01/44 (Call 10/01/43)(a)	9,919	12,384,267
5.75%, 05/01/40 (Call 11/01/39)	8,316	11,187,427
Canadian Pacific Railway Co., 6.13%, 09/15/2115 (Call 03/15/2115)	8,876	12,948,102
CSX Corp.
3.25%, 06/01/27 (Call 03/01/27)	15,494	16,338,273
3.80%, 03/01/28 (Call 12/01/27)	9,830	10,732,976
3.80%, 11/01/46 (Call 05/01/46)	6,361	6,688,964
4.10%, 03/15/44 (Call 09/15/43)(a)	12,976	14,179,542
4.25%, 03/15/29 (Call 12/15/28)(a)	9,211	10,431,789
4.30%, 03/01/48 (Call 09/01/47)	9,081	10,291,729
FedEx Corp.
3.10%, 08/05/29 (Call 05/05/29)(a)	13,647	13,655,289
3.25%, 04/01/26 (Call 01/01/26)(a)	7,744	8,024,275
4.00%, 01/15/24	5,944	6,341,375
4.05%, 02/15/48 (Call 08/15/47)	12,920	12,732,930
4.40%, 01/15/47 (Call 07/15/46)	10,082	10,341,197
4.55%, 04/01/46 (Call 10/01/45)	15,013	15,700,456
4.75%, 11/15/45 (Call 05/15/45)	15,321	16,493,162
4.95%, 10/17/48 (Call 04/17/48)	7,453	8,300,076
5.10%, 01/15/44	8,984	10,092,244
Norfolk Southern Corp., 5.10%, 08/01/2118 (Call 02/01/2118)	6,035	7,263,600
Union Pacific Corp.
3.70%, 03/01/29 (Call 12/01/28)	11,427	12,500,346
3.80%, 10/01/51 (Call 04/01/51)(a)	6,820	7,275,897
3.95%, 09/10/28 (Call 06/10/28)	38,594	42,798,427
4.30%, 03/01/49 (Call 09/01/48)(a)	8,145	9,451,381
4.38%, 09/10/38 (Call 03/10/38)	6,327	7,315,212
4.50%, 09/10/48 (Call 03/10/48)	19,086	23,015,540
United Parcel Service Inc.
2.45%, 10/01/22(a)	8,329	8,467,530

Security	Par/ Shares (000)	Value

Transportation (continued)
2.50%, 04/01/23 (Call 03/01/23)	$8,844	$9,010,056
3.05%, 11/15/27 (Call 08/15/27)(a)	15,087	15,855,453
3.40%, 03/15/29 (Call 12/15/28)	2,418	2,601,736
3.75%, 11/15/47 (Call 05/15/47)(a)	13,154	14,161,899
4.25%, 03/15/49 (Call 09/15/48)	3,984	4,615,740
6.20%, 01/15/38(a)	15,997	22,494,026

		483,817,435

Water — 0.0%
American Water Capital Corp.
3.75%, 09/01/47 (Call 03/01/47)(a)	11,676	12,572,717
6.59%, 10/15/37	2,229	3,149,582

		15,722,299

Total Corporate Bonds & Notes — 99.1% (Cost: $33,148,512,424)		34,834,857,125

Short-Term Investments

Money Market Funds — 6.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.00%(d)(e)(f)	2,139,165	2,140,234,374
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.74%(d)(e)	129,196	129,196,000

		2,269,430,374

Total Short-Term Investments — 6.5% (Cost: $2,268,457,523)		2,269,430,374

Total Investments in Securities — 105.6% (Cost: $35,416,969,947)		37,104,287,499

Other Assets, Less Liabilities — (5.6)%		(1,956,509,985)

Net Assets — 100.0%		$35,147,777,514

(a)	All or a portion of this security is on loan.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security is issued at a fixed coupon rate, which converts to a variable rate at a specified date.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.
(f)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to a recently published shareholder report. Shareholder reports are available on the Fund’s website at iShares.com and on the U.S. Securities and Exchange Commission website at sec.gov.

SCHEDULES OF INVESTMENTS

Schedule of Investments (unaudited) (continued) October 31, 2019	iShares® iBoxx $ Investment Grade Corporate Bond ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Corporate Bonds & Notes	$—	$34,834,857,125	$—	$34,834,857,125
Money Market Funds	2,269,430,374	—	—	2,269,430,374

	$2,269,430,374	$34,834,857,125	$—	$37,104,287,499

2019 ISHARES SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities  (unaudited)

October 31, 2019

	iShares iBoxx $ High Yield Corporate Bond ETF	iShares iBoxx $ Investment Grade Corporate Bond ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$18,531,560,045	$34,834,857,125
Affiliated(c)	3,427,952,449	2,269,430,374
Receivables:
Investments sold	88,791,902	64,754,425
Securities lending income — Affiliated	1,395,126	615,595
Capital shares sold	10,092,688	2,530,401
Dividends	403,157	232,451
Interest	283,218,075	337,701,161

Total assets	22,343,413,442	37,510,121,532

LIABILITIES
Bank overdraft	578,418	816,652
Collateral on securities loaned, at value	3,115,111,037	2,138,673,977
Payables:
Investments purchased	157,203,755	215,645,369
Capital shares redeemed	2,655,504	2,877,963
Investment advisory fees	7,627,227	4,330,057
Total liabilities	3,283,175,941	2,362,344,018

NET ASSETS	$19,060,237,501	$35,147,777,514

NET ASSETS CONSIST OF:
Paid-in capital	$20,203,127,232	$32,901,230,870
Accumulated earnings (loss)	(1,142,889,731)	2,246,546,644

NET ASSETS	$19,060,237,501	$35,147,777,514

Shares outstanding	219,500,000	275,300,000

Net asset value	$86.83	$127.67

Shares authorized	Unlimited	Unlimited

Par value	None	None

(a) Securities loaned, at value	$2,983,845,012	$2,082,989,320
(b) Investments, at cost — Unaffiliated	$18,912,837,345	$33,148,512,424
(c) Investments, at cost — Affiliated	$3,426,541,726	$2,268,457,523

FINANCIAL STATEMENTS

Schedule of Investments February 28, 2019	iShares® iBoxx $ High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes

Advertising — 0.4%
Lamar Media Corp.
5.00%, 05/01/23 (Call 04/01/19)(a)	$10,803	$11,017,653
5.38%, 01/15/24 (Call 04/01/19)(a)	9,075	9,324,563
5.75%, 02/01/26 (Call 02/01/21)(a)	9,536	9,965,120
5.75%, 02/01/26 (Call 02/01/21)(b)	1,552	1,623,780
Outfront Media Capital LLC/Outfront Media Capital Corp.
5.25%, 02/15/22 (Call 04/01/19)(a)	10,887	11,053,571
5.63%, 02/15/24 (Call 04/01/19)(a)	8,504	8,748,490
5.88%, 03/15/25 (Call 09/15/19)(a)	10,143	10,399,618

		62,132,795

Aerospace & Defense — 2.4%
Arconic Inc.
5.13%, 10/01/24 (Call 07/01/24)(a)	23,429	23,260,311
5.40%, 04/15/21 (Call 01/15/21)	23,921	24,561,351
5.87%, 02/23/22	11,986	12,530,365
6.15%, 08/15/20(a)	12,519	12,947,776
Bombardier Inc.
5.75%, 03/15/22(b)	9,095	9,160,370
6.00%, 10/15/22 (Call 04/01/19)(a)(b)	23,735	23,853,675
6.13%, 01/15/23(a)(b)	23,343	23,518,072
7.50%, 12/01/24 (Call 12/01/20)(a)(b)	18,501	18,824,767
7.50%, 03/15/25 (Call 03/15/20)(a)(b)	26,753	26,987,089
7.75%, 03/15/20(b)	8,812	9,220,436
7.88%, 04/15/27(b)	7,740	7,681,640
8.75%, 12/01/21(b)	26,454	29,104,360
TransDigm Inc.
5.50%, 10/15/20 (Call 03/15/19)(a)	7,243	7,251,084
6.00%, 07/15/22 (Call 04/01/19)	20,404	20,781,474
6.25%, 03/15/26 (Call 03/15/22)(a)(b)	39,574	40,513,882
6.38%, 06/15/26 (Call 06/15/21)(a)	16,308	15,866,326
6.50%, 07/15/24 (Call 07/15/19)(a)	19,206	19,377,327
6.50%, 05/15/25 (Call 05/15/20)	13,922	13,869,793
7.50%, 03/15/27 (Call 03/15/22)(b)	10,019	10,068,093
TransDigm UK Holdings PLC, 6.88%, 05/15/26 (Call 05/15/21)(a)(b)	8,557	8,332,379
Triumph Group Inc., 7.75%, 08/15/25 (Call 08/15/20)(a)	10,244	9,817,594

		367,528,164

Agriculture — 0.1%
JBS Investments II GmbH, 7.00%, 01/15/26 (Call 01/15/22)(b)	8,084	8,322,882
Vector Group Ltd., 6.13%, 02/01/25 (Call 02/01/20)(b)	15,749	13,937,865

		22,260,747

Airlines — 0.1%
Air Canada, 7.75%, 04/15/21(a)(b)	7,955	8,530,865
American Airlines Group Inc., 4.63%, 03/01/20(a)(b)	5,791	5,827,193
United Continental Holdings Inc., 4.25%, 10/01/22(a)	9,076	9,072,044

		23,430,102

Apparel — 0.2%
Hanesbrands Inc.
4.63%, 05/15/24 (Call 02/15/24)(a)(b)	18,244	18,221,195
4.88%, 05/15/26 (Call 02/15/26)(a)(b)	16,845	16,602,375

		34,823,570

Auto Manufacturers — 0.9%
Allison Transmission Inc.
4.75%, 10/01/27 (Call 10/01/22)(b)	6,710	6,424,825
5.00%, 10/01/24 (Call 10/01/19)(a)(b)	18,453	18,591,397

Security	Par (000)	Value

Auto Manufacturers (continued)
Fiat Chrysler Automobiles NV
4.50%, 04/15/20(a)	$16,385	$16,509,808
5.25%, 04/15/23(a)	27,701	27,978,010
Jaguar Land Rover Automotive PLC
3.50%, 03/15/20 (Call 12/15/19)(a)(b)	5,032	4,958,753
4.50%, 10/01/27 (Call 07/01/27)(a)(b)	8,822	6,859,516
5.63%, 02/01/23 (Call 04/01/19)(a)(b)	6,651	6,418,215
Navistar International Corp., 6.63%, 11/01/25 (Call 11/01/20)(a)(b)	20,665	21,296,376
Tesla Inc., 5.30%, 08/15/25 (Call 08/15/20)(a)(b)	33,409	29,741,587

		138,778,487

Auto Parts & Equipment — 0.6%
American Axle & Manufacturing Inc.
6.25%, 04/01/25 (Call 04/01/20)(a)	13,280	13,239,828
6.25%, 03/15/26 (Call 03/15/21)(a)	6,865	6,736,281
6.50%, 04/01/27 (Call 04/01/22)	9,610	9,483,097
6.63%, 10/15/22 (Call 04/01/19)(a)	8,380	8,568,550
Dana Financing Luxembourg Sarl, 5.75%, 04/15/25 (Call 04/15/20)(a)(b)	6,221	6,185,683
Dana Inc., 5.50%, 12/15/24 (Call 12/15/19)(a)	8,110	8,064,381
Goodyear Tire & Rubber Co. (The)
4.88%, 03/15/27 (Call 12/15/26)(a)	12,657	11,627,959
5.00%, 05/31/26 (Call 05/31/21)(a)	17,809	16,874,028
5.13%, 11/15/23 (Call 04/01/19)(a)	18,670	18,700,806

		99,480,613

Banks — 1.2%
CIT Group Inc.
4.13%, 03/09/21 (Call 02/09/21)(a)	9,791	9,888,910
4.75%, 02/16/24 (Call 11/16/23)(a)	9,423	9,623,239
5.00%, 08/15/22(a)	20,770	21,476,803
5.00%, 08/01/23(a)	15,478	16,052,698
5.25%, 03/07/25 (Call 12/07/24)(a)	9,269	9,728,186
6.13%, 03/09/28(a)	6,889	7,489,621
Deutsche Bank AG, 4.30%, 05/24/28 (Call 05/24/23)(a)(c)(d)	26,792	23,871,616
Deutsche Bank AG/New York NY, 4.88%, 12/01/32 (Call 12/01/27)(a)(c)(d)	17,964	15,161,894
Fifth Third Bancorp., 5.10%, (Call 06/30/23)(a)(c)(d)(e)	12,663	12,116,908
Freedom Mortgage Corp.
8.13%, 11/15/24 (Call 11/15/20)(b)	9,373	8,787,188
8.25%, 04/15/25 (Call 04/15/21)(b)	11,698	10,996,120
Intesa Sanpaolo SpA, 5.02%, 06/26/24(b)	17,704	16,401,713
UniCredit SpA, 5.86%, 06/19/32 (Call 06/19/27)(b)(c)(d)	19,371	17,318,660

		178,913,556

Building Materials — 0.7%
Griffon Corp., 5.25%, 03/01/22 (Call 04/01/19)(a)	19,638	19,441,620
Standard Industries Inc./NJ
4.75%, 01/15/28 (Call 01/15/23)(a)(b)	18,679	17,464,865
5.00%, 02/15/27 (Call 02/15/22)(b)	9,080	8,698,640
5.38%, 11/15/24 (Call 11/15/19)(a)(b)	19,744	20,098,569
5.50%, 02/15/23 (Call 04/01/19)(a)(b)	8,727	8,934,266
6.00%, 10/15/25 (Call 10/15/20)(a)(b)	19,867	20,736,181
Summit Materials LLC/Summit Materials Finance Corp., 6.13%, 07/15/23 (Call 03/18/19)(a)	12,226	12,520,188

		107,894,329

Chemicals — 1.8%
Ashland LLC, 4.75%, 08/15/22 (Call 05/15/22)(a)	20,977	21,553,867

2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) February 28, 2019	iShares® iBoxx $ High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Chemicals (continued)
Blue Cube Spinco LLC
9.75%, 10/15/23 (Call 10/15/20)(a)	$11,035	$12,361,959
10.00%, 10/15/25 (Call 10/15/20)(a)	9,304	10,653,080
CF Industries Inc.
3.45%, 06/01/23(a)	14,625	14,155,782
7.13%, 05/01/20	5,791	6,018,930
Chemours Co. (The)
5.38%, 05/15/27 (Call 02/15/27)(a)	9,739	9,516,322
6.63%, 05/15/23 (Call 04/01/19)(a)	16,821	17,473,655
7.00%, 05/15/25 (Call 05/15/20)(a)	14,552	15,184,102
Element Solutions Inc., 5.88%, 12/01/25 (Call 12/01/20)(a)(b)	15,286	15,467,598
Hexion Inc.
6.63%, 04/15/20 (Call 04/01/19)(a)	23,338	19,895,645
10.38%, 02/01/22 (Call 04/01/19)(b)	10,492	8,891,970
Hexion Inc./Hexion Nova Scotia Finance ULC, 9.00%, 11/15/20 (Call 04/01/19)(a)	5,123	1,662,574
Huntsman International LLC
4.88%, 11/15/20 (Call 03/27/19)	10,862	11,133,550
5.13%, 11/15/22 (Call 08/15/22)(a)	8,202	8,571,090
NOVA Chemicals Corp.
4.88%, 06/01/24 (Call 03/03/24)(a)(b)	19,506	18,885,709
5.00%, 05/01/25 (Call 01/31/25)(a)(b)	10,781	10,336,284
5.25%, 08/01/23 (Call 04/01/19)(a)(b)	8,997	8,966,775
5.25%, 06/01/27 (Call 03/03/27)(a)(b)	18,192	17,093,483
Olin Corp.
5.00%, 02/01/30 (Call 02/01/24)(a)	10,807	10,509,807
5.13%, 09/15/27 (Call 03/15/22)(a)	10,343	10,420,572
Tronox Finance PLC, 5.75%, 10/01/25 (Call 10/01/20)(a)(b)	10,211	9,457,939
Tronox Inc., 6.50%, 04/15/26 (Call 04/15/21)(a)(b)	10,655	10,095,613
WR Grace & Co.-Conn, 5.13%, 10/01/21(a)(b)	13,057	13,434,217

		281,740,523

Coal — 0.1%
Peabody Energy Corp.
6.00%, 03/31/22 (Call 04/01/19)(b)	6,191	6,248,557
6.38%, 03/31/25 (Call 03/31/20)(b)	6,906	6,798,957

		13,047,514

Commercial Services — 4.0%
ADT Security Corp. (The)
3.50%, 07/15/22	20,255	19,881,546
4.13%, 06/15/23	13,439	13,180,720
6.25%, 10/15/21	20,017	21,126,212
APX Group Inc.
7.63%, 09/01/23 (Call 09/01/19)(a)	7,227	6,368,794
7.88%, 12/01/22 (Call 04/01/19)	18,024	17,922,615
8.75%, 12/01/20 (Call 04/01/19)(a)	12,052	11,976,675
Avis Budget Car Rental LLC/Avis Budget Finance Inc., 5.50%, 04/01/23 (Call 04/01/19)(a)	13,335	13,485,019
Hertz Corp. (The)
5.50%, 10/15/24 (Call 10/15/19)(b)	14,151	12,006,976
5.88%, 10/15/20 (Call 04/01/19)	12,592	12,582,163
6.25%, 10/15/22 (Call 04/01/19)(a)	9,167	8,688,242
7.38%, 01/15/21 (Call 04/01/19)(a)	11,233	11,231,050
7.63%, 06/01/22 (Call 06/01/19)(b)	24,310	24,856,975
Jaguar Holding Co. II/Pharmaceutical Product Development LLC, 6.38%, 08/01/23 (Call 04/01/19)(a)(b)	21,455	21,686,744

Security	Par (000)	Value

Commercial Services (continued)
Nielsen Co Luxembourg SARL/The
5.00%, 02/01/25 (Call 02/01/20)(a)(b)	$10,728	$10,593,900
5.50%, 10/01/21 (Call 04/01/19)(a)(b)	13,535	13,653,901
Nielsen Finance LLC/Nielsen Finance Co.
4.50%, 10/01/20 (Call 04/01/19)(a)	15,138	15,137,587
5.00%, 04/15/22 (Call 04/01/19)(a)(b)	42,546	42,599,182
Prime Security Services Borrower LLC/Prime Finance Inc., 9.25%, 05/15/23 (Call 05/15/19)(a)(b)	36,407	38,391,181
Refinitiv U.S. Holdings Inc.
6.25%, 05/15/26 (Call 11/15/21)(a)(b)	23,408	23,585,667
8.25%, 11/15/26 (Call 11/15/21)(a)(b)	29,245	28,632,683
Service Corp. International/U.S.
4.63%, 12/15/27 (Call 12/15/22)(a)	10,602	10,496,974
5.38%, 01/15/22 (Call 04/01/19)(a)	4,742	4,794,137
5.38%, 05/15/24 (Call 05/15/19)(a)	16,853	17,262,506
ServiceMaster Co. LLC (The), 5.13%, 11/15/24 (Call 11/15/19)(b)	15,398	15,489,426
Star Merger Sub Inc.
6.88%, 08/15/26 (Call 02/15/22)(b)	3,935	3,948,773
10.25%, 02/15/27 (Call 02/15/22)(b)	13,638	14,026,683
United Rentals North America Inc.
4.63%, 07/15/23 (Call 04/01/19)(a)	18,078	18,431,284
4.63%, 10/15/25 (Call 10/15/20)(a)	14,044	13,640,634
4.88%, 01/15/28 (Call 01/15/23)(a)	30,133	28,739,349
5.50%, 07/15/25 (Call 07/15/20)	15,343	15,688,218
5.50%, 05/15/27 (Call 05/15/22)(a)	18,740	18,735,315
5.75%, 11/15/24 (Call 05/15/19)(a)	16,435	16,928,050
5.88%, 09/15/26 (Call 09/15/21)(a)	19,007	19,416,185
6.50%, 12/15/26 (Call 12/15/21)(a)	20,073	20,951,194
Verscend Escrow Corp., 9.75%, 08/15/26 (Call 08/15/21)(a)(b)	20,930	21,466,331

		607,602,891

Computers — 1.9%
Banff Merger Sub Inc., 9.75%, 09/01/26 (Call 09/01/21)(b)	27,334	26,548,148
Dell Inc., 4.63%, 04/01/21(a)	8,325	8,474,496
Dell International LLC/EMC Corp.
5.88%, 06/15/21 (Call 03/18/19)(a)(b)	30,922	31,555,901
7.13%, 06/15/24 (Call 06/15/19)(a)(b)	31,203	32,997,173
EMC Corp.
2.65%, 06/01/20	23,721	23,446,726
3.38%, 06/01/23 (Call 03/01/23)	19,353	18,681,693
Exela Intermediate LLC/Exela Finance Inc., 10.00%, 07/15/23 (Call 07/15/20)(a)(b)	19,277	19,678,353
Harland Clarke Holdings Corp.
8.38%, 08/15/22 (Call 04/01/19)(b)	14,707	13,714,278
9.25%, 03/01/21 (Call 04/01/19)(a)(b)	13,527	13,391,730
Leidos Holdings Inc., 4.45%, 12/01/20 (Call 09/01/20)(a)	8,647	8,801,565
NCR Corp.
4.63%, 02/15/21 (Call 04/01/19)(a)	6,405	6,405,000
5.00%, 07/15/22 (Call 04/01/19)(a)	11,744	11,705,261
5.88%, 12/15/21 (Call 04/01/19)(a)	8,147	8,269,205
6.38%, 12/15/23 (Call 04/01/19)(a)	12,753	12,960,236
West Corp., 8.50%, 10/15/25 (Call 10/15/20)(a)(b)	21,246	17,620,901
Western Digital Corp., 4.75%, 02/15/26 (Call 11/15/25)(a)	42,994	40,683,072

		294,933,738

SCHEDULES OF INVESTMENTS

Schedule of Investments (continued) February 28, 2019	iShares® iBoxx $ High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Cosmetics & Personal Care — 0.4%
Avon International Operations Inc., 7.88%, 08/15/22 (Call 08/15/19)(a)(b)	$9,748	$10,058,041
Avon Products Inc.
6.60%, 03/15/20	4,508	4,589,708
7.00%, 03/15/23(a)	9,809	9,425,223
Edgewell Personal Care Co.
4.70%, 05/19/21(a)	11,915	12,063,937
4.70%, 05/24/22(a)	10,804	10,896,698
First Quality Finance Co. Inc.
4.63%, 05/15/21 (Call 04/01/19)(a)(b)	10,175	10,190,368
5.00%, 07/01/25 (Call 07/01/20)(a)(b)	6,347	6,204,193

		63,428,168

Diversified Financial Services — 4.1%
Ally Financial Inc.
4.13%, 03/30/20(a)	7,301	7,346,533
4.13%, 02/13/22(a)	13,048	13,149,937
4.25%, 04/15/21(a)	9,841	9,945,561
4.63%, 05/19/22(a)	8,779	8,962,810
4.63%, 03/30/25(a)	9,314	9,488,637
5.13%, 09/30/24(a)	13,941	14,620,624
5.75%, 11/20/25 (Call 10/21/25)(a)	18,985	20,130,880
7.50%, 09/15/20(a)	6,158	6,541,638
8.00%, 03/15/20	12,283	12,864,343
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
5.88%, 02/01/22 (Call 04/01/19)	25,569	25,888,612
6.00%, 08/01/20 (Call 04/01/19)(a)	27,656	27,945,130
6.25%, 02/01/22 (Call 04/01/19)(a)	23,232	23,924,314
6.38%, 12/15/25 (Call 12/15/20)	15,038	15,526,735
6.75%, 02/01/24 (Call 02/01/20)(a)	11,468	12,008,169
Jefferies Finance LLC/JFIN Co-Issuer Corp.
6.88%, 04/15/22 (Call 04/01/19)(a)(b)	7,679	7,674,201
7.25%, 08/15/24 (Call 08/15/20)(b)	5,996	5,838,605
7.38%, 04/01/20 (Call 04/01/19)(a)(b)	5,506	5,511,736
7.50%, 04/15/21 (Call 04/01/19)(b)	7,754	7,894,541
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.
5.25%, 03/15/22 (Call 09/15/21)(a)(b)	7,805	7,965,978
5.25%, 10/01/25 (Call 10/01/20)(a)(b)	6,541	6,148,540
Lions Gate Capital Holdings LLC
5.88%, 11/01/24 (Call 11/01/19)(a)(b)	1,070	1,085,248
6.38%, 02/01/24 (Call 02/01/21)(b)	5,445	5,573,913
Nationstar Mortgage Holdings Inc.
8.13%, 07/15/23 (Call 07/15/20)(b)	18,365	18,732,300
9.13%, 07/15/26 (Call 07/15/21)(a)(b)	14,141	14,466,537
Nationstar Mortgage LLC/Nationstar Capital Corp., 6.50%, 07/01/21 (Call 04/01/19)	9,480	9,500,666
Navient Corp.
5.00%, 10/26/20(a)	9,546	9,634,862
5.50%, 01/25/23(a)	18,015	17,850,941
5.88%, 03/25/21	11,855	12,088,247
5.88%, 10/25/24(a)	8,648	8,324,901
6.13%, 03/25/24(a)	14,811	14,490,610
6.50%, 06/15/22(a)	18,856	19,401,645
6.63%, 07/26/21(a)	14,153	14,634,202
6.75%, 06/25/25(a)	8,034	7,867,278
6.75%, 06/15/26	9,445	9,102,619
7.25%, 01/25/22(a)	14,319	15,024,695
7.25%, 09/25/23	10,048	10,410,657
8.00%, 03/25/20(a)	16,017	16,659,194

Security	Par (000)	Value

Diversified Financial Services (continued)
Quicken Loans Inc.
5.25%, 01/15/28 (Call 01/15/23)(a)(b)	$18,252	$16,609,320
5.75%, 05/01/25 (Call 05/01/20)(a)(b)	23,054	22,840,750
Springleaf Finance Corp.
5.25%, 12/15/19	370	376,207
5.63%, 03/15/23(a)	14,750	15,009,188
6.13%, 05/15/22(a)	18,362	19,105,308
6.13%, 03/15/24 (Call 09/15/23)(a)	12,986	13,132,092
6.88%, 03/15/25(a)	22,832	23,399,508
7.13%, 03/15/26(a)	29,101	29,470,824
7.75%, 10/01/21(a)	12,128	13,034,988
8.25%, 12/15/20(a)	18,945	20,324,518

		627,528,742

Electric — 2.5%
AES Corp./VA
4.00%, 03/15/21	10,337	10,354,619
4.50%, 03/15/23 (Call 03/15/20)(a)	9,788	9,861,410
4.88%, 05/15/23 (Call 04/01/19)(a)	11,467	11,592,420
5.13%, 09/01/27 (Call 09/01/22)(a)	9,642	9,907,155
5.50%, 04/15/25 (Call 04/15/20)(a)	11,268	11,620,444
6.00%, 05/15/26 (Call 05/15/21)(a)	9,468	10,011,753
Calpine Corp.
5.25%, 06/01/26 (Call 06/01/21)(a)(b)	22,026	21,585,480
5.38%, 01/15/23 (Call 04/01/19)(a)	21,465	21,226,202
5.50%, 02/01/24 (Call 04/01/19)(a)	12,620	12,146,750
5.75%, 01/15/25 (Call 10/15/19)(a)	28,441	27,242,761
5.88%, 01/15/24 (Call 04/01/19)(a)(b)	10,127	10,350,744
6.00%, 01/15/22 (Call 04/01/19)(a)(b)	14,901	15,154,007
Clearway Energy Operating LLC
5.38%, 08/15/24 (Call 08/15/19)	9,951	9,783,077
5.75%, 10/15/25 (Call 10/15/21)(a)(b)	11,919	11,710,418
NextEra Energy Operating Partners LP
4.25%, 09/15/24 (Call 07/15/24)(a)(b)	9,827	9,655,028
4.50%, 09/15/27 (Call 06/15/27)(b)	9,496	9,044,940
NRG Energy Inc.
5.75%, 01/15/28 (Call 01/15/23)(a)	15,326	15,728,307
6.25%, 05/01/24 (Call 05/01/19)	14,107	14,600,745
6.63%, 01/15/27 (Call 07/15/21)(a)	24,494	26,109,073
7.25%, 05/15/26 (Call 05/15/21)(a)	18,810	20,356,182
Talen Energy Supply LLC
6.50%, 06/01/25 (Call 06/01/20)(a)	11,993	10,629,396
9.50%, 07/15/22 (Call 07/15/20)(a)(b)	6,048	6,482,700
10.50%, 01/15/26 (Call 01/15/22)(a)(b)	12,114	12,652,099
Vistra Energy Corp.
5.88%, 06/01/23 (Call 04/01/19)(a)	8,608	8,841,582
7.38%, 11/01/22 (Call 04/01/19)	232	240,741
7.63%, 11/01/24 (Call 11/01/19)	17,257	18,340,465
Vistra Operations Co. LLC
5.50%, 09/01/26 (Call 09/01/21)(a)(b)	17,338	17,988,175
5.63%, 02/15/27 (Call 02/15/22)(a)(b)	19,017	19,587,510

		382,804,183

Electrical Components & Equipment — 0.2%
Energizer Holdings Inc.
5.50%, 06/15/25 (Call 06/15/20)(a)(b)	8,532	8,333,808
6.38%, 07/15/26 (Call 07/15/21)(a)(b)	7,606	7,669,582
7.75%, 01/15/27 (Call 01/15/22)(a)(b)	10,612	11,291,831

		27,295,221

2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) February 28, 2019	iShares® iBoxx $ High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electronics — 0.2%
Sensata Technologies BV
4.88%, 10/15/23(a)(b)	$9,626	$9,916,785
5.00%, 10/01/25(b)	12,962	13,157,443
5.63%, 11/01/24(a)(b)	5,648	5,918,801

		28,993,029

Energy – Alternate Sources — 0.1%
TerraForm Power Operating LLC
4.25%, 01/31/23 (Call 10/31/22)(a)(b)	8,677	8,579,384
5.00%, 01/31/28 (Call 07/31/27)(a)(b)	12,852	12,209,400

		20,788,784

Engineering & Construction — 0.3%
AECOM
5.13%, 03/15/27 (Call 12/15/26)(a)	17,926	16,984,885
5.88%, 10/15/24 (Call 07/15/24)(a)	16,308	17,036,175
Brand Industrial Services Inc., 8.50%, 07/15/25 (Call 07/15/20)(a)(b)	17,999	16,256,753

		50,277,813

Entertainment — 1.9%
AMC Entertainment Holdings Inc.
5.75%, 06/15/25 (Call 06/15/20)(a)	10,908	10,063,908
5.88%, 11/15/26 (Call 11/15/21)(a)	11,379	10,242,238
6.13%, 05/15/27 (Call 05/15/22)(a)	8,804	7,917,792
Caesars Resort Collection LLC/CRC Finco Inc., 5.25%, 10/15/25 (Call 10/15/20)(a)(b)	32,316	30,639,607
Cinemark USA Inc.
4.88%, 06/01/23 (Call 04/01/19)(a)	14,808	14,864,512
5.13%, 12/15/22 (Call 04/01/19)(a)	5,472	5,554,080
Eldorado Resorts Inc.
6.00%, 04/01/25 (Call 04/01/20)(a)	18,266	18,587,482
6.00%, 09/15/26 (Call 09/15/21)(a)(b)	9,732	9,902,310
International Game Technology PLC
6.25%, 02/15/22 (Call 08/15/21)(b)	26,672	28,072,280
6.25%, 01/15/27 (Call 07/15/26)(a)(b)	12,642	13,145,670
6.50%, 02/15/25 (Call 08/15/24)(a)(b)	20,239	21,554,535
Scientific Games International Inc.
5.00%, 10/15/25 (Call 10/15/20)(b)	24,475	23,740,750
10.00%, 12/01/22 (Call 04/01/19)(a)	41,993	44,250,124
Six Flags Entertainment Corp.
4.88%, 07/31/24 (Call 07/31/19)(b)	17,813	17,545,805
5.50%, 04/15/27 (Call 04/15/22)(a)(b)	10,784	10,599,492
Stars Group Holdings BV/Stars Group US Co-Borrower LLC, 7.00%, 07/15/26 (Call 07/15/21)(a)(b)	19,171	19,602,348

		286,282,933

Environmental Control — 0.3%
Covanta Holding Corp.
5.88%, 03/01/24 (Call 04/01/19)(a)	4,750	4,850,937
5.88%, 07/01/25 (Call 07/01/20)	7,905	7,903,024
6.00%, 01/01/27 (Call 01/01/22)(a)	8,172	8,156,637
GFL Environmental Inc., 5.38%, 03/01/23 (Call 03/01/20)(a)(b)	8,817	8,315,533
Hulk Finance Corp., 7.00%, 06/01/26 (Call 06/01/21)(a)(b)	6,687	6,341,784
Tervita Escrow Corp., 7.63%, 12/01/21 (Call 04/01/19)(a)(b)	3,232	3,207,760

		38,775,675

Security	Par (000)	Value

Food — 2.1%
Albertsons Companies LLC/Safeway Inc./New Albertson’s LP/Albertson’s LLC
5.75%, 03/15/25 (Call 09/15/19)(a)	$23,432	$22,294,290
6.63%, 06/15/24 (Call 06/15/19)	23,239	23,268,049
7.50%, 03/15/26 (Call 03/15/22)(b)	4,678	4,815,416
B&G Foods Inc.
4.63%, 06/01/21 (Call 04/01/19)(a)	14,126	14,121,586
5.25%, 04/01/25 (Call 04/01/20)(a)	18,414	17,585,370
JBS Investments GmbH
6.25%, 02/05/23 (Call 04/01/19)(b)	13,034	13,200,044
7.25%, 04/03/24 (Call 04/03/19)(a)(b)	12,849	13,295,995
JBS USA LUX SA/JBS USA Finance Inc.
5.75%, 06/15/25 (Call 06/15/20)(a)(b)	16,098	16,299,225
5.88%, 07/15/24 (Call 07/15/19)(a)(b)	12,690	13,045,320
6.75%, 02/15/28 (Call 02/15/23)(a)(b)	18,513	19,160,955
Lamb Weston Holdings Inc.
4.63%, 11/01/24 (Call 11/01/21)(a)(b)	15,802	15,855,614
4.88%, 11/01/26 (Call 11/01/21)(a)(b)	16,892	16,934,230
Pilgrim’s Pride Corp.
5.75%, 03/15/25 (Call 03/15/20)(a)(b)	17,779	17,751,220
5.88%, 09/30/27 (Call 09/30/22)(a)(b)	17,089	16,789,942
Post Holdings Inc.
5.00%, 08/15/26 (Call 08/15/21)(a)(b)	31,514	30,244,301
5.50%, 03/01/25 (Call 03/01/20)(a)(b)	19,143	19,232,534
5.63%, 01/15/28 (Call 12/01/22)(a)(b)	17,815	17,303,932
5.75%, 03/01/27 (Call 03/01/22)(a)(b)	24,283	23,953,446

		315,151,469

Food Service — 0.4%
Aramark Services Inc.
4.75%, 06/01/26 (Call 06/01/21)(a)	8,545	8,491,233
5.00%, 04/01/25 (Call 04/01/20)(a)(b)	10,408	10,590,140
5.00%, 02/01/28 (Call 02/01/23)(a)(b)	22,033	21,757,588
5.13%, 01/15/24 (Call 04/01/19)	16,724	17,122,501

		57,961,462

Gas — 0.4%
AmeriGas Partners LP/AmeriGas Finance Corp.
5.50%, 05/20/25 (Call 02/20/25)(a)	12,547	12,463,092
5.63%, 05/20/24 (Call 03/20/24)(a)	13,252	13,351,390
5.75%, 05/20/27 (Call 02/20/27)(a)	9,363	9,200,903
5.88%, 08/20/26 (Call 05/20/26)(a)	12,538	12,567,633
NGL Energy Partners LP/NGL Energy Finance Corp., 7.50%, 11/01/23 (Call 11/01/19)	11,842	12,196,050

		59,779,068

Hand & Machine Tools — 0.1%
Colfax Corp.
6.00%, 02/15/24 (Call 02/15/21)(a)(b)	10,936	11,322,041
6.38%, 02/15/26 (Call 02/15/22)(b)	5,000	5,212,500

		16,534,541

Health Care – Products — 1.4%
Avantor Inc.
6.00%, 10/01/24 (Call 10/01/20)(b)	28,443	29,047,414
9.00%, 10/01/25 (Call 10/01/20)(a)(b)	37,041	39,717,001
Hologic Inc.
4.38%, 10/15/25 (Call 10/15/20)(a)(b)	18,259	17,985,115
4.63%, 02/01/28 (Call 02/01/23)(a)(b)	7,943	7,713,811
Kinetic Concepts Inc./KCI USA Inc.
7.88%, 02/15/21 (Call 03/18/19)(a)(b)	12,026	12,304,853
12.50%, 11/01/21 (Call 05/01/19)(b)	8,769	9,472,347

SCHEDULES OF INVESTMENTS

Schedule of Investments (continued) February 28, 2019	iShares® iBoxx $ High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health Care – Products (continued)
Mallinckrodt International Finance SA, 4.75%, 04/15/23(a)	$6,394	$5,202,851
Mallinckrodt International Finance SA/Mallinckrodt CB LLC
4.88%, 04/15/20 (Call 04/01/19)(a)(b)	9,046	9,001,675
5.50%, 04/15/25 (Call 04/15/20)(a)(b)	12,902	10,495,003
5.63%, 10/15/23 (Call 04/01/19)(a)(b)	14,173	12,361,549
5.75%, 08/01/22 (Call 04/01/19)(a)(b)	16,347	15,387,295
Ortho-Clinical Diagnostics Inc./Ortho-Clinical Diagnostics SA, 6.63%, 05/15/22 (Call 04/01/19)(b)	24,745	23,815,914
Teleflex Inc.
4.63%, 11/15/27 (Call 11/15/22)(a)	9,834	9,766,346
4.88%, 06/01/26 (Call 06/01/21)	7,873	7,971,412

		210,242,586

Health Care – Services — 7.0%
Acadia Healthcare Co. Inc., 5.63%, 02/15/23 (Call 04/01/19)(a)	12,212	12,124,226
Centene Corp.
4.75%, 05/15/22 (Call 05/15/19)	18,272	18,604,404
4.75%, 01/15/25 (Call 01/15/20)	22,485	22,656,761
5.38%, 06/01/26 (Call 06/01/21)(a)(b)	33,875	35,187,656
5.63%, 02/15/21 (Call 04/01/19)(a)	19,948	20,243,230
6.13%, 02/15/24 (Call 04/01/19)(a)	17,951	18,757,192
CHS/Community Health Systems Inc.
5.13%, 08/01/21 (Call 04/01/19)(a)	18,033	17,672,340
6.25%, 03/31/23 (Call 03/31/20)	57,038	54,970,372
6.88%, 02/01/22 (Call 04/01/19)(a)	35,171	23,037,005
8.00%, 03/15/26(b)	15,900	15,690,597
8.13%, 06/30/24 (Call 06/30/21)(a)(b)	27,094	22,602,991
8.63%, 01/15/24 (Call 01/15/21)(a)(b)	20,442	21,055,260
11.00%, 06/30/23 (Call 06/30/20)(a)(b)(f)	31,460	28,853,539
DaVita Inc.
5.00%, 05/01/25 (Call 05/01/20)(a)	29,080	28,062,200
5.13%, 07/15/24 (Call 07/15/19)(a)	31,783	31,504,899
5.75%, 08/15/22 (Call 04/01/19)(a)	23,759	24,247,247
Encompass Health Corp., 5.75%, 11/01/24 (Call 04/01/19)(a)	23,767	24,011,800
Envision Healthcare Corp., 8.75%, 10/15/26 (Call 10/15/21)(a)(b)	22,215	20,049,038
HCA Healthcare Inc., 6.25%, 02/15/21(a)	16,054	16,794,431
HCA Inc.
4.50%, 02/15/27 (Call 08/15/26)(a)	3,257	3,285,194
4.75%, 05/01/23(a)	4,397	4,557,041
5.00%, 03/15/24(a)	1,885	1,969,216
5.25%, 04/15/25	3,130	3,312,968
5.25%, 06/15/26 (Call 12/15/25)(a)	2,859	3,015,322
5.38%, 02/01/25(a)	44,948	46,556,298
5.38%, 09/01/26 (Call 03/01/26)	15,946	16,368,459
5.63%, 09/01/28 (Call 03/01/28)	28,290	29,333,194
5.88%, 03/15/22(a)	4,516	4,804,525
5.88%, 05/01/23(a)	22,446	23,736,645
5.88%, 02/15/26 (Call 08/15/25)(a)	22,773	24,039,748
5.88%, 02/01/29 (Call 08/01/28)(a)	13,028	13,652,259
6.50%, 02/15/20(a)	7,190	7,405,121
7.50%, 02/15/22(a)	34,463	37,780,064
MEDNAX Inc.
5.25%, 12/01/23 (Call 04/01/19)(a)(b)	14,311	14,471,999
6.25%, 01/15/27 (Call 01/15/22)(a)(b)	13,679	13,747,395
Molina Healthcare Inc., 5.38%, 11/15/22 (Call 08/15/22)(a)	13,504	13,947,100

Security	Par (000)	Value

Health Care – Services (continued)
MPH Acquisition Holdings LLC, 7.13%, 06/01/24 (Call 06/01/19)(a)(b)	$29,779	$29,833,129
RegionalCare Hospital Partners Holdings Inc., 8.25%, 05/01/23 (Call 05/01/19)(b)	15,662	16,746,327
RegionalCare Hospital Partners Holdings Inc./LifePoint Health Inc., 9.75%, 12/01/26 (Call 12/01/21)(a)(b)	26,517	27,246,218
Tenet Healthcare Corp.
4.38%, 10/01/21(a)	19,058	19,343,870
4.50%, 04/01/21(a)	14,635	14,836,231
4.63%, 07/15/24 (Call 07/15/20)(a)	34,378	34,292,055
4.75%, 06/01/20(a)	5,161	5,230,901
5.13%, 05/01/25 (Call 05/01/20)	26,481	26,271,202
6.00%, 10/01/20	31,886	32,922,295
6.25%, 02/01/27 (Call 02/01/22)(b)	15,898	16,404,749
6.75%, 06/15/23(a)	35,264	36,145,600
7.00%, 08/01/25 (Call 08/01/20)(a)	9,489	9,512,723
8.13%, 04/01/22(a)	53,577	57,193,447
WellCare Health Plans Inc.
5.25%, 04/01/25 (Call 04/01/20)	23,055	23,538,002
5.38%, 08/15/26 (Call 08/15/21)(a)(b)	13,639	14,014,073

		1,081,638,558

Home Builders — 1.6%
Beazer Homes USA Inc.
5.88%, 10/15/27 (Call 10/15/22)(a)	7,238	6,315,155
8.75%, 03/15/22 (Call 03/18/19)	9,800	10,200,422
Brookfield Residential Properties Inc., 6.50%, 12/15/20 (Call 04/01/19)(a)(b)	7,264	7,298,446
Brookfield Residential Properties Inc./Brookfield Residential U.S. Corp., 6.13%, 07/01/22 (Call 04/01/19)(a)(b)	10,712	10,685,220
K Hovnanian Enterprises Inc.
10.00%, 07/15/22 (Call 07/15/19)(b)	6,831	5,452,846
10.50%, 07/15/24 (Call 07/15/20)(b)	6,411	4,469,669
KB Home, 7.00%, 12/15/21 (Call 09/15/21)(a)	9,075	9,632,734
Lennar Corp.
4.13%, 01/15/22 (Call 10/15/21)(a)	10,946	10,948,566
4.50%, 04/30/24 (Call 01/31/24)(a)	12,398	12,333,685
4.75%, 04/01/21 (Call 02/01/21)	8,919	9,097,380
4.75%, 11/15/22 (Call 08/15/22)(a)	11,001	11,231,333
4.75%, 05/30/25 (Call 02/28/25)(a)	8,840	8,881,437
4.75%, 11/29/27 (Call 05/29/27)(a)	15,235	14,777,950
4.88%, 12/15/23 (Call 09/15/23)(a)	8,757	8,918,457
5.88%, 11/15/24 (Call 05/15/24)(a)	9,138	9,615,004
Meritage Homes Corp., 6.00%, 06/01/25 (Call 03/01/25)(a)	6,772	6,989,974
PulteGroup Inc.
4.25%, 03/01/21 (Call 02/01/21)(a)	12,439	12,531,861
5.00%, 01/15/27 (Call 10/15/26)	13,260	12,769,853
5.50%, 03/01/26 (Call 12/01/25)	11,934	12,023,505
Taylor Morrison Communities Inc., 6.63%, 05/15/22 (Call 05/15/19)(a)	5,101	5,241,278
Taylor Morrison Communities Inc./Taylor Morrison Holdings II Inc., 5.25%, 04/15/21 (Call 04/01/19)(b)	8,219	8,237,713
Toll Brothers Finance Corp.
4.35%, 02/15/28 (Call 11/15/27)(a)	7,614	7,194,041
4.38%, 04/15/23 (Call 01/15/23)	9,638	9,644,024
4.88%, 03/15/27 (Call 12/15/26)(a)	7,238	7,093,240
5.88%, 02/15/22 (Call 11/15/21)(a)	9,166	9,624,300
TRI Pointe Group Inc./TRI Pointe Homes Inc., 5.88%, 06/15/24(a)	8,344	8,174,512

2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) February 28, 2019	iShares® iBoxx $ High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Home Builders (continued)
William Lyon Homes Inc., 5.88%, 01/31/25 (Call 01/31/20)(a)	$7,543	$6,812,272

		246,194,877

Home Furnishings — 0.1%
Tempur Sealy International Inc.
5.50%, 06/15/26 (Call 06/15/21)(a)	12,225	12,225,000
5.63%, 10/15/23 (Call 04/01/19)(a)	8,074	8,154,993

		20,379,993

Household Products & Wares — 0.4%
Kronos Acquisition Holdings Inc., 9.00%, 08/15/23 (Call 04/01/19)(a)(b)	16,908	14,518,864
Prestige Brands Inc.
5.38%, 12/15/21 (Call 04/01/19)(a)(b)	7,130	7,161,229
6.38%, 03/01/24 (Call 04/01/19)(a)(b)	12,055	12,115,275
Spectrum Brands Inc.
5.75%, 07/15/25 (Call 07/15/20)(a)	18,964	18,561,015
6.63%, 11/15/22 (Call 04/01/19)(a)	8,234	8,435,780

		60,792,163

Insurance — 0.6%
Acrisure LLC/Acrisure Finance Inc.
7.00%, 11/15/25 (Call 11/15/20)(a)(b)	17,926	15,830,092
8.13%, 02/15/24 (Call 02/15/21)(b)	13,875	14,204,531
Genworth Holdings Inc., 7.63%, 09/24/21	14,711	14,390,300
HUB International Ltd., 7.00%, 05/01/26 (Call 05/01/21)(a)(b)	24,136	23,668,365
Radian Group Inc., 4.50%, 10/01/24 (Call 07/01/24)	9,219	8,969,800
Voya Financial Inc., 5.65%, 05/15/53 (Call 05/15/23)(a)(c)(d)	12,600	12,472,740

		89,535,828

Internet — 2.0%
Match Group Inc., 5.00%, 12/15/27 (Call 12/15/22)(b)	8,500	8,417,380
Netflix Inc.
4.38%, 11/15/26(a)	18,231	17,536,034
4.88%, 04/15/28	29,831	29,061,921
5.38%, 02/01/21(a)	9,508	9,828,895
5.50%, 02/15/22(a)	13,184	13,810,240
5.75%, 03/01/24(a)	7,687	8,124,599
5.88%, 02/15/25(a)	15,331	16,261,240
5.88%, 11/15/28(a)(b)	34,967	36,419,879
6.38%, 05/15/29(a)(b)	14,591	15,524,428
Symantec Corp.
3.95%, 06/15/22 (Call 03/15/22)(a)	8,474	8,433,837
4.20%, 09/15/20(a)	15,446	15,615,597
5.00%, 04/15/25 (Call 04/15/20)(a)(b)	21,851	21,769,059
VeriSign Inc.
4.63%, 05/01/23 (Call 04/01/19)	10,193	10,339,808
4.75%, 07/15/27 (Call 07/15/22)	11,063	10,956,980
5.25%, 04/01/25 (Call 01/01/25)(a)	6,916	7,177,632
Zayo Group LLC/Zayo Capital Inc.
5.75%, 01/15/27 (Call 01/15/22)(b)	29,894	29,015,864
6.00%, 04/01/23 (Call 04/01/19)(a)	26,132	26,413,737
6.38%, 05/15/25 (Call 05/15/20)(a)	17,512	17,380,660

		302,087,790

Iron & Steel — 0.8%
AK Steel Corp.
7.00%, 03/15/27 (Call 03/15/22)(a)	6,902	5,814,935
7.63%, 10/01/21 (Call 04/01/19)	6,900	6,948,947

Security	Par (000)	Value

Iron & Steel (continued)
Allegheny Technologies Inc.
5.95%, 01/15/21 (Call 10/15/20)	$9,602	$9,845,551
7.88%, 08/15/23 (Call 05/15/23)(a)	9,963	10,875,528
Cleveland-Cliffs Inc.
4.88%, 01/15/24 (Call 01/15/21)(a)(b)	7,826	7,808,147
5.75%, 03/01/25 (Call 03/01/20)	20,876	20,404,115
Steel Dynamics Inc.
5.00%, 12/15/26 (Call 12/15/21)(a)	8,048	8,200,576
5.13%, 10/01/21 (Call 04/01/19)(a)	13,265	13,356,197
5.25%, 04/15/23 (Call 04/01/19)	8,041	8,182,974
5.50%, 10/01/24 (Call 10/01/19)(a)	8,943	9,188,933
U.S. Steel Corp.
6.25%, 03/15/26 (Call 03/15/21)	12,248	11,620,290
6.88%, 08/15/25 (Call 08/15/20)(a)	14,553	14,379,173

		126,625,366

Leisure Time — 0.3%
Sabre GLBL Inc.
5.25%, 11/15/23 (Call 04/01/19)(b)	9,692	9,939,492
5.38%, 04/15/23 (Call 04/01/19)(a)(b)	10,724	10,960,077
Viking Cruises Ltd., 5.88%, 09/15/27 (Call 09/15/22)(b)	15,544	14,974,053
VOC Escrow Ltd., 5.00%, 02/15/28 (Call 02/15/23)(a)(b)	12,170	11,875,530

		47,749,152

Lodging — 2.4%
Boyd Gaming Corp.
6.00%, 08/15/26 (Call 08/15/21)(a)	13,625	14,008,203
6.38%, 04/01/26 (Call 04/01/21)(a)	14,747	15,379,114
6.88%, 05/15/23 (Call 03/18/19)(a)	15,618	16,320,810
Diamond Resorts International Inc.
7.75%, 09/01/23 (Call 09/01/19)(a)(b)	9,932	9,981,660
10.75%, 09/01/24 (Call 09/01/19)(a)(b)	11,251	10,716,577
Hilton Domestic Operating Co. Inc.
4.25%, 09/01/24 (Call 09/01/19)(a)	19,329	19,031,817
5.13%, 05/01/26 (Call 05/01/21)(a)(b)	27,933	28,087,213
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp.
4.63%, 04/01/25 (Call 04/01/20)(a)	16,083	16,013,195
4.88%, 04/01/27 (Call 04/01/22)(a)	11,973	11,898,584
Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp., 6.75%, 11/15/21 (Call 04/01/19)(a)(b)	14,846	15,298,803
MGM Resorts International
4.63%, 09/01/26 (Call 06/01/26)	8,439	8,017,050
5.25%, 03/31/20(a)	4,865	4,946,083
5.75%, 06/15/25 (Call 03/15/25)(a)	18,920	19,289,801
6.00%, 03/15/23(a)	23,231	24,305,434
6.63%, 12/15/21(a)	23,600	25,135,919
6.75%, 10/01/20(a)	18,580	19,424,545
7.75%, 03/15/22	19,528	21,431,980
Wyndham Destinations Inc.
3.90%, 03/01/23 (Call 12/01/22)	5,878	5,718,526
4.25%, 03/01/22 (Call 12/01/21)	12,434	12,425,970
5.75%, 04/01/27 (Call 01/01/27)	7,144	7,074,346
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.
4.25%, 05/30/23 (Call 02/28/23)(b)	10,056	9,945,803
5.25%, 05/15/27 (Call 02/15/27)(b)	17,439	16,725,091
5.50%, 03/01/25 (Call 12/01/24)(b)	31,995	31,844,623

		363,021,147

Machinery — 0.1%
Vertiv Group Corp., 9.25%, 10/15/24 (Call 10/15/19)(a)(b)	13,219	13,219,000

SCHEDULES OF INVESTMENTS

Schedule of Investments (continued) February 28, 2019	iShares® iBoxx $ High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Media — 11.9%
Altice Financing SA
6.63%, 02/15/23 (Call 04/01/19)(a)(b)	$36,695	$37,584,612
7.50%, 05/15/26 (Call 05/15/21)(b)	50,641	48,995,167
Altice Finco SA, 8.13%, 01/15/24 (Call 04/01/19)(b)	6,726	6,795,171
Altice France SA/France
6.25%, 05/15/24 (Call 05/15/19)(a)(b)	24,923	24,923,000
7.38%, 05/01/26 (Call 05/01/21)(a)(b)	93,903	92,142,319
8.13%, 02/01/27 (Call 02/01/22)(b)	31,698	31,825,359
Altice Luxembourg SA
7.63%, 02/15/25 (Call 02/15/20)(a)(b)	26,962	23,895,073
7.75%, 05/15/22 (Call 04/01/19)(a)(b)	51,437	51,115,519
AMC Networks Inc.
4.75%, 12/15/22 (Call 04/01/19)(a)	12,231	12,377,772
4.75%, 08/01/25 (Call 08/01/21)(a)	14,871	14,410,928
5.00%, 04/01/24 (Call 04/01/20)(a)	19,445	19,303,347
Cablevision Systems Corp.
5.88%, 09/15/22(a)	13,848	14,311,043
8.00%, 04/15/20(a)	5,381	5,622,024
CCO Holdings LLC/CCO Holdings Capital Corp.
4.00%, 03/01/23 (Call 11/01/19)(a)(b)	8,825	8,714,688
5.00%, 02/01/28 (Call 08/01/22)(a)(b)	45,987	44,291,229
5.13%, 02/15/23 (Call 04/01/19)(a)	13,048	13,260,030
5.13%, 05/01/23 (Call 04/01/19)(a)(b)	19,397	19,738,387
5.13%, 05/01/27 (Call 05/01/22)(a)(b)	59,446	58,579,277
5.25%, 03/15/21 (Call 04/01/19)(a)	5,906	5,932,531
5.25%, 09/30/22 (Call 04/01/19)(a)	20,754	21,141,517
5.38%, 05/01/25 (Call 05/01/20)(a)(b)	13,301	13,633,525
5.50%, 05/01/26 (Call 05/01/21)(a)(b)	26,651	27,206,218
5.75%, 09/01/23 (Call 04/01/19)(a)	8,148	8,311,979
5.75%, 01/15/24 (Call 04/01/19)	14,631	15,017,921
5.75%, 02/15/26 (Call 02/15/21)(a)(b)	44,110	45,516,006
5.88%, 04/01/24 (Call 04/01/19)(a)(b)	26,466	27,584,189
5.88%, 05/01/27 (Call 05/01/21)(a)(b)	13,815	14,190,595
Clear Channel Worldwide Holdings Inc.
9.25%, 02/15/24 (Call 02/15/21)(a)(b)	18,770	19,695,932
6.50%, 11/15/22 (Call 04/01/19)(a)	36,360	37,231,935
Series B, 7.63%, 03/15/20 (Call 03/06/19)(a)	22,811	22,839,514
CSC Holdings LLC
5.13%, 12/15/21 (Call 03/11/19)(b)	20,312	20,375,780
5.25%, 06/01/24	13,532	13,451,269
5.38%, 07/15/23 (Call 03/11/19)(a)(b)	20,800	21,315,451
5.38%, 02/01/28 (Call 02/01/23)(a)(b)	17,315	17,023,642
5.50%, 05/15/26 (Call 05/15/21)(a)(b)	26,037	26,320,618
5.50%, 04/15/27 (Call 04/15/22)(a)(b)	23,434	23,568,258
6.50%, 02/01/29 (Call 02/01/24)(a)(b)	25,966	27,167,187
6.63%, 10/15/25 (Call 10/15/20)(a)(b)	18,049	19,127,357
6.75%, 11/15/21(a)	18,991	20,240,676
7.50%, 04/01/28 (Call 04/01/23)(b)	19,803	20,947,419
7.75%, 07/15/25 (Call 07/15/20)(a)(b)	10,422	11,130,370
10.88%, 10/15/25 (Call 10/15/20)(b)	30,892	35,834,720
DISH DBS Corp.
5.00%, 03/15/23(a)	27,485	24,332,814
5.13%, 05/01/20(a)	15,128	15,254,531
5.88%, 07/15/22(a)	36,765	35,110,575
5.88%, 11/15/24(a)	36,307	30,577,755
6.75%, 06/01/21(a)	36,497	37,318,182
7.75%, 07/01/26(a)	37,568	32,590,240
Gray Television Inc.
5.13%, 10/15/24 (Call 10/15/19)(a)(b)	9,379	9,350,863
5.88%, 07/15/26 (Call 07/15/21)(a)(b)	14,131	14,296,598

Security	Par (000)	Value

Media (continued)
7.00%, 05/15/27 (Call 05/15/22)(b)	$13,496	$14,272,020
Meredith Corp., 6.88%, 02/01/26	25,640	26,480,992
Nexstar Broadcasting Inc.
5.63%, 08/01/24 (Call 08/01/19)(a)(b)	17,220	17,090,850
5.88%, 11/15/22 (Call 03/11/19)	8,871	9,084,458
Quebecor Media Inc., 5.75%, 01/15/23(a)	16,383	17,012,722
Sinclair Television Group Inc.
5.13%, 02/15/27 (Call 08/15/21)(b)	7,727	7,244,063
5.38%, 04/01/21 (Call 03/18/19)(a)	9,417	9,428,771
5.63%, 08/01/24 (Call 08/01/19)(a)(b)	10,254	10,343,723
6.13%, 10/01/22 (Call 03/18/19)(a)	10,126	10,350,797
Sirius XM Radio Inc.
3.88%, 08/01/22 (Call 08/01/20)(a)(b)	18,890	18,819,163
4.63%, 05/15/23 (Call 04/01/19)(a)(b)	9,736	9,857,700
5.00%, 08/01/27 (Call 08/01/22)(a)(b)	28,484	27,794,451
5.38%, 04/15/25 (Call 04/15/20)(b)	19,464	19,854,901
5.38%, 07/15/26 (Call 07/15/21)(a)(b)	17,865	17,931,994
6.00%, 07/15/24 (Call 07/15/19)(a)(b)	28,676	29,760,311
TEGNA Inc.
5.13%, 07/15/20 (Call 04/01/19)(a)	6,953	7,028,117
6.38%, 10/15/23 (Call 04/01/19)(a)	13,757	14,204,103
Telenet Finance Luxembourg Notes SARL, 5.50%, 03/01/28 (Call 12/01/22)(b)	14,800	14,274,600
Tribune Media Co., 5.88%, 07/15/22 (Call 03/11/19)(a)	22,820	23,257,635
Unitymedia GmbH, 6.13%, 01/15/25 (Call 01/15/20)(a)(b)	15,879	16,456,202
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 5.00%, 01/15/25 (Call 01/15/20)(a)(b)	9,006	9,239,893
Univision Communications Inc.
5.13%, 05/15/23 (Call 04/01/19)(a)(b)	21,867	19,926,304
5.13%, 02/15/25 (Call 02/15/20)(a)(b)	28,068	24,624,407
UPC Holding BV, 5.50%, 01/15/28 (Call 10/15/22)(b)	11,525	11,705,021
UPCB Finance IV Ltd., 5.38%, 01/15/25 (Call 01/15/20)(a)(b)	20,005	20,455,113
Viacom Inc.
5.88%, 02/28/57 (Call 02/28/22)(a)(c)(d)	12,719	12,568,955
6.25%, 02/28/57 (Call 02/28/27)(c)(d)	11,772	11,631,030
Videotron Ltd.
5.00%, 07/15/22(a)	15,207	15,636,843
5.13%, 04/15/27 (Call 04/15/22)(a)(b)	11,960	12,195,047
5.38%, 06/15/24 (Call 03/15/24)(a)(b)	11,253	11,682,302
Virgin Media Finance PLC
5.75%, 01/15/25 (Call 01/15/20)(a)(b)	5,991	5,961,045
6.00%, 10/15/24 (Call 10/15/19)(a)(b)	8,325	8,582,034
Virgin Media Secured Finance PLC
5.25%, 01/15/21(a)	7,732	7,835,093
5.25%, 01/15/26 (Call 01/15/20)(a)(b)	16,267	16,289,367
5.50%, 01/15/25 (Call 03/15/19)(a)(b)	6,890	6,999,080
5.50%, 08/15/26 (Call 08/15/21)(a)(b)	13,578	13,667,106
Ziggo Bond Co. BV
5.88%, 01/15/25 (Call 01/15/20)(a)(b)	6,245	6,062,958
6.00%, 01/15/27 (Call 01/15/22)(a)(b)	11,304	10,684,635
Ziggo BV, 5.50%, 01/15/27 (Call 01/15/22)(a)(b)	37,013	35,717,545

		1,823,532,463

Metal Fabricate & Hardware — 0.3%
Novelis Corp.
5.88%, 09/30/26 (Call 09/30/21)(a)(b)	27,671	26,910,048
6.25%, 08/15/24 (Call 08/15/19)(a)(b)	21,564	21,744,262

		48,654,310

2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) February 28, 2019	iShares® iBoxx $ High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mining — 1.5%
Alcoa Nederland Holding BV
6.13%, 05/15/28 (Call 05/15/23)(a)(b)	$8,800	$8,992,544
6.75%, 09/30/24 (Call 09/30/19)(a)(b)	13,782	14,601,300
7.00%, 09/30/26 (Call 09/30/21)(a)(b)	8,020	8,621,688
Constellium NV
5.75%, 05/15/24 (Call 05/15/19)(a)(b)	7,103	6,966,977
5.88%, 02/15/26 (Call 11/15/20)(a)(b)	8,892	8,655,210
6.63%, 03/01/25 (Call 03/01/20)(a)(b)	12,924	13,029,007
FMG Resources August 2006 Pty Ltd.
4.75%, 05/15/22 (Call 02/15/22)(a)(b)	15,425	15,427,931
5.13%, 03/15/23 (Call 12/15/22)(b)	9,922	9,900,296
5.13%, 05/15/24 (Call 02/15/24)(a)(b)	13,845	13,730,347
Freeport-McMoRan Inc.
3.10%, 03/15/20	9,805	9,816,276
3.55%, 03/01/22 (Call 12/01/21)(a)	35,540	35,140,175
3.88%, 03/15/23 (Call 12/15/22)(a)	35,396	34,882,050
4.00%, 11/14/21	11,609	11,609,605
4.55%, 11/14/24 (Call 08/14/24)	17,430	17,255,700
6.88%, 02/15/23 (Call 02/15/20)(a)	13,376	14,124,917
Teck Resources Ltd., 8.50%, 06/01/24 (Call 06/01/19)(b)	11,561	12,413,624

		235,167,647

Office & Business Equipment — 0.4%
CDW LLC/CDW Finance Corp.
5.00%, 09/01/23 (Call 04/01/19)(a)	7,040	7,119,200
5.00%, 09/01/25 (Call 03/01/20)(a)	11,282	11,400,584
5.50%, 12/01/24 (Call 06/01/24)(a)	10,571	11,056,055
Pitney Bowes Inc.
3.88%, 10/01/21 (Call 09/01/21)	11,240	10,913,337
4.38%, 05/15/22 (Call 04/15/22)	7,972	7,596,652
4.63%, 03/15/24 (Call 12/15/23)(a)	7,335	6,779,207
4.70%, 04/01/23 (Call 03/01/23)	7,737	7,311,465

		62,176,500

Oil & Gas — 9.4%
Antero Resources Corp.
5.00%, 03/01/25 (Call 03/01/20)(a)	12,255	11,764,800
5.13%, 12/01/22 (Call 04/01/19)(a)	20,731	20,750,566
5.38%, 11/01/21 (Call 04/01/19)(a)	17,946	18,009,091
5.63%, 06/01/23 (Call 04/01/19)(a)	13,441	13,474,602
Ascent Resources Utica Holdings LLC/ARU Finance Corp.
7.00%, 11/01/26 (Call 11/01/21)(b)	11,286	10,931,196
10.00%, 04/01/22 (Call 04/01/20)(a)(b)	18,807	20,296,377
California Resources Corp., 8.00%, 12/15/22 (Call 04/01/19)(a)(b)	40,236	31,967,502
Callon Petroleum Co.
6.13%, 10/01/24 (Call 10/01/19)(a)	11,066	11,228,916
6.38%, 07/01/26 (Call 07/01/21)(a)	7,548	7,602,691
Calumet Specialty Products Partners LP/Calumet Finance Corp., 6.50%, 04/15/21 (Call 04/01/19)(a)	17,741	16,521,306
Chesapeake Energy Corp.
4.88%, 04/15/22 (Call 04/01/19)(a)	7,621	7,382,844
6.13%, 02/15/21(a)	8,143	8,311,204
6.63%, 08/15/20	4,038	4,147,783
7.00%, 10/01/24 (Call 04/01/21)(a)	15,078	14,908,372
7.50%, 10/01/26 (Call 10/01/21)(a)	7,425	7,313,625
8.00%, 01/15/25 (Call 01/15/20)(a)	24,568	24,997,940
8.00%, 06/15/27 (Call 06/15/22)(a)	24,513	24,267,870
Citgo Holding Inc., 10.75%, 02/15/20(b)	9,369	9,636,895

Security	Par (000)	Value

Oil & Gas (continued)
CNX Resources Corp., 5.88%, 04/15/22 (Call 04/01/19)(a)	$23,988	$24,182,902
Continental Resources Inc./OK
3.80%, 06/01/24 (Call 03/01/24)	19,646	19,410,769
4.38%, 01/15/28 (Call 10/15/27)(a)	19,032	18,973,408
4.50%, 04/15/23 (Call 01/15/23)	28,726	29,338,519
5.00%, 09/15/22 (Call 04/01/19)(a)	23,100	23,326,380
CrownRock LP/CrownRock Finance Inc., 5.63%, 10/15/25 (Call 10/15/20)(a)(b)	22,645	21,909,037
Denbury Resources Inc.
7.50%, 02/15/24 (Call 08/15/20)(b)	8,017	7,155,173
9.00%, 05/15/21 (Call 04/01/19)(a)(b)	11,365	11,464,444
9.25%, 03/31/22 (Call 04/01/19)(a)(b)	9,142	9,202,471
Diamond Offshore Drilling Inc., 7.88%, 08/15/25 (Call 05/15/25)	9,747	9,168,272
Diamondback Energy Inc.
4.75%, 11/01/24 (Call 11/01/19)	10,076	10,209,821
5.38%, 05/31/25 (Call 05/31/20)	15,388	15,926,580
Endeavor Energy Resources LP/EER Finance Inc.
5.50%, 01/30/26 (Call 01/30/21)(b)	10,466	10,867,820
5.75%, 01/30/28 (Call 01/30/23)(b)	10,102	10,770,626
Ensco PLC
4.50%, 10/01/24 (Call 07/01/24)(a)	12,227	9,376,581
5.20%, 03/15/25 (Call 12/15/24)(a)	12,980	10,046,520
7.75%, 02/01/26 (Call 11/01/25)	18,508	15,546,720
EP Energy LLC/Everest Acquisition Finance Inc.
7.75%, 05/15/26 (Call 05/15/21)(a)(b)	19,823	17,543,355
8.00%, 11/29/24 (Call 11/30/19)(a)(b)	12,230	8,673,746
8.00%, 02/15/25 (Call 02/15/20)(a)(b)	11,755	5,201,588
9.38%, 05/01/24 (Call 05/01/20)(b)	12,158	5,744,655
Extraction Oil & Gas Inc.
5.63%, 02/01/26 (Call 02/01/21)(a)(b)	14,329	11,986,607
7.38%, 05/15/24 (Call 05/15/20)(a)(b)	8,042	7,127,223
Gulfport Energy Corp.
6.00%, 10/15/24 (Call 10/15/19)(a)	10,843	9,840,023
6.38%, 05/15/25 (Call 05/15/20)(a)	13,169	11,870,276
6.38%, 01/15/26 (Call 01/15/21)	7,355	6,457,461
Hilcorp Energy I LP/Hilcorp Finance Co.
5.00%, 12/01/24 (Call 06/01/19)(a)(b)	10,563	10,153,684
5.75%, 10/01/25 (Call 04/01/20)(b)	8,558	8,487,575
6.25%, 11/01/28 (Call 11/01/23)(a)(b)	10,493	10,323,426
Jones Energy Holdings LLC/Jones Energy Finance Corp.
6.75%, 04/01/22 (Call 04/01/19)	3,743	183,407
9.25%, 03/15/23 (Call 03/15/20)(a)(b)	6,189	3,996,740
Matador Resources Co., 5.88%, 09/15/26 (Call 09/15/21)(a)	20,641	20,589,397
MEG Energy Corp.
6.38%, 01/30/23 (Call 04/01/19)(b)	14,898	13,646,568
6.50%, 01/15/25 (Call 01/15/20)(b)	14,848	14,676,706
7.00%, 03/31/24 (Call 04/01/19)(a)(b)	18,131	16,589,865
Murphy Oil Corp.
4.00%, 06/01/22 (Call 03/01/22)	8,428	8,344,159
4.45%, 12/01/22 (Call 09/01/22)	11,809	11,701,981
5.75%, 08/15/25 (Call 08/15/20)(a)	10,202	10,377,347
6.88%, 08/15/24 (Call 08/15/19)(a)	9,180	9,670,556
Nabors Industries Inc.
4.63%, 09/15/21	13,519	13,233,834
5.00%, 09/15/20(a)	12,756	12,821,927

SCHEDULES OF INVESTMENTS

Schedule of Investments (continued) February 28, 2019	iShares® iBoxx $ High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil & Gas (continued)
5.50%, 01/15/23 (Call 11/15/22)(a)	$11,258	$10,587,933
5.75%, 02/01/25 (Call 11/01/24)	14,647	12,962,595
Newfield Exploration Co.
5.38%, 01/01/26 (Call 10/01/25)(a)	9,800	10,339,000
5.63%, 07/01/24(a)	9,226	9,859,230
5.75%, 01/30/22	13,859	14,586,597
Noble Holding International Ltd.
7.75%, 01/15/24 (Call 10/15/23)(a)	15,210	13,696,130
7.88%, 02/01/26 (Call 02/01/21)(b)	14,458	13,518,230
7.95%, 04/01/25 (Call 01/01/25)(a)	9,162	8,057,979
Oasis Petroleum Inc.
6.25%, 05/01/26 (Call 05/01/21)(a)(b)	8,265	7,856,916
6.88%, 03/15/22 (Call 04/01/19)	17,455	17,477,910
Pacific Drilling SA, 8.38%, 10/01/23 (Call 10/01/20)(b)	14,946	15,026,067
Parsley Energy LLC/Parsley Finance Corp.
5.25%, 08/15/25 (Call 08/15/20)(b)	6,425	6,354,987
5.38%, 01/15/25 (Call 01/15/20)(a)(b)	10,900	10,818,250
5.63%, 10/15/27 (Call 10/15/22)(a)(b)	12,142	11,990,225
6.25%, 06/01/24 (Call 06/01/19)(b)	8,350	8,578,538
PBF Holding Co. LLC/PBF Finance Corp.
7.00%, 11/15/23 (Call 04/01/19)	9,388	9,631,958
7.25%, 06/15/25 (Call 06/15/20)(a)	14,471	14,801,573
PDC Energy Inc.
5.75%, 05/15/26 (Call 05/15/21)(a)	10,380	10,007,896
6.13%, 09/15/24 (Call 09/15/19)(a)	7,542	7,473,314
Precision Drilling Corp., 7.13%, 01/15/26 (Call 11/15/20)(b)	6,841	6,726,841
Puma International Financing SA
5.00%, 01/24/26 (Call 01/24/21)(b)	10,802	9,221,308
5.13%, 10/06/24 (Call 10/06/20)(b)	9,769	8,660,219
QEP Resources Inc.
5.25%, 05/01/23 (Call 02/01/23)	12,485	12,048,025
5.38%, 10/01/22 (Call 07/01/22)(a)	8,428	8,317,235
5.63%, 03/01/26 (Call 12/01/25)(a)	8,736	8,209,452
Range Resources Corp.
4.88%, 05/15/25 (Call 02/15/25)(a)	13,267	12,172,473
5.00%, 08/15/22 (Call 05/15/22)(a)	10,268	10,126,815
5.00%, 03/15/23 (Call 12/15/22)(a)	14,107	13,592,683
5.75%, 06/01/21 (Call 03/01/21)(a)	8,371	8,503,977
Rowan Companies Inc.
4.88%, 06/01/22 (Call 03/01/22)	12,331	11,460,123
7.38%, 06/15/25 (Call 03/15/25)(a)	9,722	8,469,533
Sable Permian Resources Land LLC/AEPB Finance Corp.
7.13%, 11/01/20 (Call 04/01/19)(a)(b)	6,625	2,282,076
7.38%, 11/01/21 (Call 04/01/19)(a)(b)	5,555	1,890,436
13.00%, 11/30/20 (Call 04/01/19)(b)	8,867	9,133,934
Sanchez Energy Corp.
6.13%, 01/15/23 (Call 04/01/19)	13,269	1,957,178
7.25%, 02/15/23 (Call 02/15/20)(a)(b)	6,913	5,971,104
7.75%, 06/15/21 (Call 04/01/19)(a)	5,596	909,350
Seven Generations Energy Ltd.
5.38%, 09/30/25 (Call 09/30/20)(a)(b)	13,623	13,210,904
6.75%, 05/01/23 (Call 04/01/19)(b)	6,957	7,129,838
6.88%, 06/30/23 (Call 04/01/19)(a)(b)	7,837	8,028,376
SM Energy Co.
5.00%, 01/15/24 (Call 04/01/19)(a)	10,473	9,857,711
5.63%, 06/01/25 (Call 06/01/20)(a)	9,532	8,945,186
6.13%, 11/15/22 (Call 04/01/19)	8,555	8,555,000

Security	Par (000)	Value

Oil & Gas (continued)
6.63%, 01/15/27 (Call 01/15/22)(a)	$8,700	$8,308,500
6.75%, 09/15/26 (Call 09/15/21)(a)	9,102	8,737,920
Southwestern Energy Co.
6.20%, 01/23/25 (Call 10/23/24)(a)	18,189	18,001,653
7.50%, 04/01/26 (Call 04/01/21)	10,286	10,683,573
7.75%, 10/01/27 (Call 10/01/22)(a)	8,937	9,283,541
Sunoco LP/Sunoco Finance Corp.
4.88%, 01/15/23 (Call 01/15/20)	19,696	19,962,455
5.50%, 02/15/26 (Call 02/15/21)	14,530	14,444,232
Series WI, 5.88%, 03/15/28 (Call 03/15/23)(a)	6,032	5,941,520
Transocean Guardian Ltd., 5.88%, 01/15/24 (Call 07/15/21)(b)	10,654	10,813,739
Transocean Inc.
7.25%, 11/01/25 (Call 11/01/21)(b)	15,944	15,212,284
7.50%, 01/15/26 (Call 01/15/21)(a)(b)	14,112	13,617,198
9.00%, 07/15/23 (Call 07/15/20)(b)	19,998	21,121,548
Transocean Pontus Ltd., 6.13%, 08/01/25 (Call 08/01/21)(b)	9,035	9,131,143
Transocean Poseidon Ltd., 6.88%, 02/01/27 (Call 02/01/22)(a)(b)	10,023	10,298,633
Whiting Petroleum Corp.
5.75%, 03/15/21 (Call 12/15/20)(a)	17,433	17,650,912
6.25%, 04/01/23 (Call 01/01/23)(a)	7,839	7,871,118
6.63%, 01/15/26 (Call 10/15/25)(a)	19,181	18,797,380
WPX Energy Inc.
5.25%, 09/15/24 (Call 06/15/24)	10,610	10,619,517
5.75%, 06/01/26 (Call 06/01/21)	9,693	9,761,045
6.00%, 01/15/22 (Call 10/15/21)	10,028	10,353,910
8.25%, 08/01/23 (Call 06/01/23)	8,883	9,964,690

		1,439,213,345

Oil & Gas Services — 0.6%
KCA Deutag UK Finance PLC
9.63%, 04/01/23 (Call 04/01/20)(b)	6,043	4,590,372
9.88%, 04/01/22 (Call 04/01/20)(a)(b)	7,611	6,079,551
SESI LLC
7.13%, 12/15/21 (Call 04/01/19)	16,034	14,843,618
7.75%, 09/15/24 (Call 09/15/20)(a)	8,484	7,248,849
Transocean Phoenix 2 Ltd., 7.75%, 10/15/24 (Call 10/15/20)(a)(b)	7,495	7,891,626
Transocean Proteus Ltd., 6.25%, 12/01/24 (Call 12/01/20)(a)(b)	7,352	7,519,143
USA Compression Partners LP/USA Compression Finance Corp., 6.88%, 09/01/27 (Call 09/01/22)(b)	5,510	5,620,200
Weatherford International LLC, 9.88%, 03/01/25 (Call 12/01/24)(a)	9,920	7,068,000
Weatherford International Ltd.
4.50%, 04/15/22 (Call 01/15/22)(a)	12,608	8,668,000
7.75%, 06/15/21 (Call 05/15/21)(a)	12,896	11,531,174
8.25%, 06/15/23 (Call 03/15/23)(a)	11,678	8,320,575
9.88%, 02/15/24 (Call 11/15/23)(a)	14,174	10,205,280

		99,586,388

Packaging & Containers — 3.1%
Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc.
4.25%, 09/15/22 (Call 03/15/19)(a)(b)	11,270	11,249,714
4.63%, 05/15/23 (Call 05/15/19)(a)(b)	19,796	19,951,707
6.00%, 02/15/25 (Call 02/15/20)(a)(b)	31,361	30,870,407
7.25%, 05/15/24 (Call 05/15/19)(a)(b)	31,257	32,536,974

2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) February 28, 2019	iShares® iBoxx $ High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Packaging & Containers (continued)
Ball Corp.
4.00%, 11/15/23(a)	$18,934	$18,991,478
4.38%, 12/15/20(a)	14,892	15,171,225
4.88%, 03/15/26 (Call 12/15/25)(a)	13,512	13,782,240
5.00%, 03/15/22	13,485	14,024,400
5.25%, 07/01/25	19,142	20,063,209
Berry Global Inc.
4.50%, 02/15/26 (Call 02/15/21)(a)(b)	9,034	8,548,423
5.13%, 07/15/23 (Call 04/01/19)(a)	13,830	13,881,863
5.50%, 05/15/22 (Call 04/01/19)(a)	9,234	9,374,433
6.00%, 10/15/22 (Call 04/01/19)	6,756	6,940,735
BWAY Holding Co.
5.50%, 04/15/24 (Call 04/15/20)(a)(b)	28,432	28,032,530
7.25%, 04/15/25 (Call 04/15/20)(a)(b)	23,888	22,634,890
Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50%, 01/15/23(a)	19,259	19,505,515
Crown Americas LLC/Crown Americas Capital Corp. V, 4.25%, 09/30/26 (Call 03/31/26)(a)	7,409	7,121,011
Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75%, 02/01/26 (Call 02/01/21)(a)	16,800	16,842,000
Flex Acquisition Co. Inc.
6.88%, 01/15/25 (Call 01/15/20)(a)(b)	9,553	9,004,556
7.88%, 07/15/26 (Call 07/15/21)(b)	10,103	9,689,058
Owens-Brockway Glass Container Inc.
5.00%, 01/15/22(a)(b)	7,743	7,897,376
5.88%, 08/15/23(b)	12,331	12,959,634
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu
5.13%, 07/15/23 (Call 07/15/19)(a)(b)	30,719	30,719,000
5.75%, 10/15/20 (Call 04/01/19)	40,535	40,636,206
7.00%, 07/15/24 (Call 07/15/19)(a)(b)	15,630	15,981,675
Sealed Air Corp.
4.88%, 12/01/22 (Call 09/01/22)(a)(b)	7,080	7,223,472
5.13%, 12/01/24 (Call 09/01/24)(a)(b)	8,297	8,532,946
5.25%, 04/01/23 (Call 01/01/23)(a)(b)	8,296	8,566,160
5.50%, 09/15/25 (Call 06/15/25)(a)(b)	6,797	7,086,838
6.50%, 12/01/20 (Call 09/01/20)(a)(b)	5,539	5,785,010

		473,604,685

Pharmaceuticals — 4.0%
Bausch Health Americas Inc.
8.50%, 01/31/27 (Call 07/31/22)(b)	17,556	18,214,350
9.25%, 04/01/26 (Call 04/01/22)(a)(b)	28,048	30,193,119
Bausch Health Companies Inc.
5.50%, 03/01/23 (Call 04/01/19)(b)	16,881	16,838,798
5.50%, 11/01/25 (Call 11/01/20)(a)(b)	28,374	28,605,129
5.63%, 12/01/21 (Call 04/01/19)(b)	12,264	12,282,396
5.75%, 08/15/27 (Call 08/15/22)(b)	1,425	1,437,469
5.88%, 05/15/23 (Call 04/01/19)(a)(b)	56,751	56,609,122
6.13%, 04/15/25 (Call 04/15/20)(a)(b)	56,866	54,662,442
6.50%, 03/15/22 (Call 04/01/19)(a)(b)	21,305	22,077,306
7.00%, 03/15/24 (Call 03/15/20)(a)(b)	37,135	39,139,176
9.00%, 12/15/25 (Call 12/15/21)(a)(b)	26,938	28,857,332
Elanco Animal Health Inc.
3.91%, 08/27/21(b)	7,997	8,052,708
4.27%, 08/28/23 (Call 07/28/23)(b)	14,384	14,634,086
4.90%, 08/28/28 (Call 05/28/28)(a)(b)	14,199	14,728,891
Endo Dac/Endo Finance LLC/Endo Finco Inc.
6.00%, 07/15/23 (Call 04/01/19)(b)	29,875	24,623,537
6.00%, 02/01/25 (Call 02/01/20)(a)(b)	20,120	15,537,111

Security	Par (000)	Value

Pharmaceuticals (continued)
Endo Finance LLC, 5.75%, 01/15/22 (Call 04/01/19)(a)(b)	$13,339	$12,471,965
Endo Finance LLC/Endo Finco Inc., 5.38%, 01/15/23 (Call 04/01/19)(a)(b)	15,107	12,406,624
Teva Pharmaceutical Finance Netherlands III BV
2.20%, 07/21/21(a)	55,059	52,260,103
2.80%, 07/21/23(a)	55,121	49,927,643
3.15%, 10/01/26(a)	64,921	53,965,581
6.00%, 04/15/24 (Call 01/15/24)(a)	23,083	23,441,941
6.75%, 03/01/28 (Call 12/01/27)(a)	22,192	22,805,487

		613,772,316

Pipelines — 3.9%
Antero Midstream Partners LP/Antero Midstream Finance Corp.
5.38%, 09/15/24 (Call 09/15/19)	3,100	3,100,000
5.75%, 03/01/27 (Call 03/01/22)(b)	11,795	11,883,462
Blue Racer Midstream LLC/Blue Racer Finance Corp., 6.13%, 11/15/22 (Call 04/01/19)(a)(b)	17,364	17,639,964
Buckeye Partners LP, 6.38%, 01/22/78 (Call 01/22/23)(a)(c)(d)	7,271	6,324,760
Cheniere Corpus Christi Holdings LLC
5.13%, 06/30/27 (Call 01/01/27)(a)	27,265	27,810,300
5.88%, 03/31/25 (Call 10/02/24)(a)	27,411	29,158,479
7.00%, 06/30/24 (Call 01/01/24)(a)	23,976	26,630,098
Cheniere Energy Partners LP
5.25%, 10/01/25 (Call 10/01/20)(a)	26,498	26,849,666
5.63%, 10/01/26 (Call 10/01/21)(b)	21,101	21,496,644
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.
5.75%, 04/01/25 (Call 04/01/20)(a)	7,888	7,939,765
6.25%, 04/01/23 (Call 03/18/19)(a)	11,811	12,125,960
DCP Midstream Operating LP
3.88%, 03/15/23 (Call 12/15/22)	11,143	11,083,803
4.75%, 09/30/21 (Call 06/30/21)(a)(b)	9,640	9,836,415
5.35%, 03/15/20(a)(b)	5,701	5,813,924
5.38%, 07/15/25 (Call 04/15/25)(a)	15,725	16,354,000
5.85%, 05/21/43 (Call 05/21/23)(b)(c)(d)	7,983	7,137,999
Energy Transfer LP
4.25%, 03/15/23 (Call 12/15/22)(a)	18,432	18,670,680
5.50%, 06/01/27 (Call 03/01/27)	19,702	20,656,371
5.88%, 01/15/24 (Call 10/15/23)(a)	23,503	25,242,504
7.50%, 10/15/20	19,139	20,335,187
EnLink Midstream Partners LP
4.15%, 06/01/25 (Call 03/01/25)	13,433	12,829,915
4.40%, 04/01/24 (Call 01/01/24)(a)	10,167	9,911,237
4.85%, 07/15/26 (Call 04/15/26)	5,700	5,586,000
Genesis Energy LP/Genesis Energy Finance Corp.
6.00%, 05/15/23 (Call 04/01/19)	6,934	6,908,215
6.25%, 05/15/26 (Call 02/15/21)(a)	8,181	7,591,895
6.50%, 10/01/25 (Call 10/01/20)	9,631	9,235,829
6.75%, 08/01/22 (Call 04/01/19)	15,115	15,429,109
NGPL PipeCo LLC
4.38%, 08/15/22 (Call 05/15/22)(a)(b)	13,360	13,534,849
4.88%, 08/15/27 (Call 02/15/27)(a)(b)	13,089	13,199,438
NuStar Logistics LP
4.80%, 09/01/20	8,086	8,204,298
5.63%, 04/28/27 (Call 01/28/27)(a)	11,061	11,135,662
Rockies Express Pipeline LLC, 5.63%, 04/15/20(a)(b)	447	455,940
SemGroup Corp./Rose Rock Finance Corp., 5.63%, 07/15/22 (Call 03/18/19)(a)	7,148	6,958,450

SCHEDULES OF INVESTMENTS

Schedule of Investments (continued) February 28, 2019	iShares® iBoxx $ High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pipelines (continued)
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.
4.75%, 10/01/23 (Call 10/01/20)(b)	$10,615	$10,633,245
5.50%, 09/15/24 (Call 09/15/19)(a)(b)	14,975	15,316,430
5.50%, 01/15/28 (Call 01/15/23)(b)	14,710	14,673,225
Targa Resources Partners LP/Targa Resources
Partners Finance Corp.
4.25%, 11/15/23 (Call 04/01/19)	11,069	10,932,368
5.00%, 01/15/28 (Call 01/15/23)	14,502	14,048,812
5.13%, 02/01/25 (Call 02/01/20)(a)	9,643	9,770,386
5.25%, 05/01/23 (Call 04/01/19)	10,339	10,468,134
5.38%, 02/01/27 (Call 02/01/22)(a)	9,195	9,264,054
5.88%, 04/15/26 (Call 04/15/21)(a)(b)	18,635	19,409,843
6.50%, 07/15/27 (Call 07/15/22)(b)	12,359	13,068,355
6.75%, 03/15/24 (Call 09/15/19)(a)	11,529	12,077,895
6.88%, 01/15/29 (Call 01/15/24)(b)	14,099	15,050,682

		601,784,247

Real Estate — 0.4%
Howard Hughes Corp. (The), 5.38%, 03/15/25 (Call 03/15/20)(a)(b)	19,980	19,730,250
Kennedy-Wilson Inc., 5.88%, 04/01/24 (Call 04/01/19)(a)	22,722	22,293,595
Realogy Group LLC/Realogy Co-Issuer Corp.
4.88%, 06/01/23 (Call 03/01/23)(a)(b)	10,118	9,156,790
5.25%, 12/01/21 (Call 04/01/19)(a)(b)	9,256	9,271,427

		60,452,062

Real Estate Investment Trusts — 2.9%
CBL & Associates LP
5.25%, 12/01/23 (Call 09/01/23)(a)	7,908	6,589,451
5.95%, 12/15/26 (Call 09/15/26)(a)	12,744	9,685,440
CyrusOne LP/CyrusOne Finance Corp.
5.00%, 03/15/24 (Call 03/15/20)(a)	13,764	13,981,214
5.38%, 03/15/27 (Call 03/15/22)(a)	10,340	10,524,181
Equinix Inc.
5.38%, 01/01/22 (Call 04/01/19)(a)	12,853	13,198,424
5.38%, 04/01/23 (Call 04/01/19)(a)	17,264	17,587,700
5.38%, 05/15/27 (Call 05/15/22)(a)	24,316	25,136,665
5.75%, 01/01/25 (Call 01/01/20)(a)	9,876	10,283,385
5.88%, 01/15/26 (Call 01/15/21)(a)	21,221	22,228,997
ESH Hospitality Inc., 5.25%, 05/01/25 (Call 05/01/20)(a)(b)	25,616	25,543,955
Iron Mountain Inc.
4.38%, 06/01/21 (Call 03/11/19)(a)(b)	7,085	7,097,915
4.88%, 09/15/27 (Call 09/15/22)(a)(b)	20,087	18,982,215
5.25%, 03/15/28 (Call 12/27/22)(a)(b)	15,291	14,679,360
5.75%, 08/15/24 (Call 03/11/19)(a)	17,786	17,824,907
6.00%, 08/15/23 (Call 03/11/19)(a)	10,687	10,991,426
iStar Inc.
4.63%, 09/15/20 (Call 06/15/20)(a)	8,531	8,568,915
5.25%, 09/15/22 (Call 09/15/19)(a)	7,903	7,744,940
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer Inc.
4.50%, 09/01/26 (Call 06/01/26)(a)	10,618	10,180,809
5.63%, 05/01/24 (Call 02/01/24)(a)	19,771	20,425,914
5.75%, 02/01/27 (Call 11/01/26)(a)(b)	13,102	13,396,795
MPT Operating Partnership LP/MPT Finance Corp.
5.00%, 10/15/27 (Call 10/15/22)	27,756	27,640,349
5.25%, 08/01/26 (Call 08/01/21)(a)	8,688	8,819,872
6.38%, 03/01/24 (Call 04/01/19)(a)	7,429	7,803,840

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
SBA Communications Corp.
4.00%, 10/01/22 (Call 10/01/19)(a)	$14,972	$14,866,054
4.88%, 07/15/22 (Call 04/01/19)(a)	14,859	15,058,152
4.88%, 09/01/24 (Call 09/01/19)(a)	21,791	21,763,761
Starwood Property Trust Inc.
3.63%, 02/01/21 (Call 11/01/20)(a)	9,423	9,349,972
4.75%, 03/15/25 (Call 09/15/24)(a)	8,988	8,723,978
5.00%, 12/15/21 (Call 09/15/21)(a)	14,130	14,426,730
Uniti Group LP/Uniti Fiber Holdings Inc./CSL Capital LLC, 7.13%, 12/15/24 (Call 12/15/19)(a)(b)	9,938	8,248,540
Uniti Group LP/Uniti Group Finance Inc./CSL Capital LLC
6.00%, 04/15/23 (Call 04/01/19)(a)(b)	10,644	9,898,920
8.25%, 10/15/23 (Call 04/15/19)	19,493	16,910,178

		448,162,954

Retail — 3.0%
1011778 BC ULC/New Red Finance Inc.
4.25%, 05/15/24 (Call 05/15/20)(a)(b)	27,273	26,586,061
4.63%, 01/15/22 (Call 04/01/19)(a)(b)	23,145	23,257,948
5.00%, 10/15/25 (Call 10/15/20)(a)(b)	51,130	49,466,179
Beacon Roofing Supply Inc., 4.88%, 11/01/25 (Call 11/01/20)(a)(b)	25,597	23,893,200
Ferrellgas LP/Ferrellgas Finance Corp.
6.50%, 05/01/21 (Call 04/01/19)(a)	6,262	5,613,296
6.75%, 01/15/22 (Call 04/01/19)(a)	8,161	7,273,491
6.75%, 06/15/23 (Call 06/15/19)(a)	9,058	8,106,910
Golden Nugget Inc.
6.75%, 10/15/24 (Call 10/15/19)(a)(b)	25,962	26,128,006
8.75%, 10/01/25 (Call 10/01/20)(b)	12,294	12,694,379
JC Penney Corp. Inc.
5.88%, 07/01/23 (Call 07/01/19)(a)(b)	9,269	7,924,995
8.63%, 03/15/25 (Call 03/15/21)(b)	6,116	3,654,310
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of
America LLC
4.75%, 06/01/27 (Call 06/01/22)(a)(b)	13,757	13,503,355
5.00%, 06/01/24 (Call 06/01/19)(a)(b)	19,956	20,165,538
5.25%, 06/01/26 (Call 06/01/21)(a)(b)	19,883	20,200,780
L Brands Inc.
5.25%, 02/01/28	9,205	7,962,325
5.63%, 02/15/22(a)	18,225	18,607,900
5.63%, 10/15/23	9,652	9,572,285
6.63%, 04/01/21	14,360	15,045,364
Neiman Marcus Group Ltd. LLC, 8.00%, 10/15/21 (Call 04/01/19)(a)(b)	10,450	5,464,790
Penske Automotive Group Inc.
5.50%, 05/15/26 (Call 05/15/21)(a)	10,015	9,851,756
5.75%, 10/01/22 (Call 04/01/19)(a)	11,681	11,897,737
PetSmart Inc.
5.88%, 06/01/25 (Call 06/01/20)(a)(b)	20,890	16,652,746
7.13%, 03/15/23 (Call 04/01/19)(a)(b)	28,045	18,993,476
8.88%, 06/01/25 (Call 06/01/20)(a)(b)	8,161	5,545,538
QVC Inc.
4.38%, 03/15/23(a)	14,167	14,286,575
4.45%, 02/15/25 (Call 11/15/24)(a)	10,096	9,816,683
4.85%, 04/01/24	12,349	12,444,238
5.13%, 07/02/22(a)	8,251	8,598,559
Rite Aid Corp., 6.13%, 04/01/23 (Call 04/01/19)(a)(b)	26,219	22,351,697
Staples Inc., 8.50%, 09/15/25 (Call 09/15/20)(a)(b)	18,788	18,412,240

2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) February 28, 2019	iShares® iBoxx $ High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Retail (continued)
Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.50%, 06/01/24 (Call 06/01/19)(a)	$9,798	$9,664,043

		463,636,400

Semiconductors — 0.1%
Sensata Technologies UK Financing Co. PLC, 6.25%, 02/15/26 (Call 02/15/21)(a)(b)	12,695	13,378,237

Software — 2.3%
CDK Global Inc.
4.88%, 06/01/27 (Call 06/01/22)(a)	12,039	11,825,819
5.00%, 10/15/24 (Call 07/15/24)(a)	6,755	6,817,122
5.88%, 06/15/26 (Call 06/15/21)(a)	10,595	10,912,850
Change Healthcare Holdings LLC/Change Healthcare Finance Inc., 5.75%, 03/01/25 (Call 03/01/20)(a)(b)	20,045	19,551,769
First Data Corp.
5.00%, 01/15/24 (Call 03/11/19)(a)(b)	27,453	28,173,916
5.38%, 08/15/23 (Call 03/11/19)(a)(b)	20,964	21,450,365
5.75%, 01/15/24 (Call 03/11/19)(a)(b)	29,671	30,618,988
Infor U.S. Inc., 6.50%, 05/15/22 (Call 03/18/19)(a)	30,853	31,462,964
IQVIA Inc.
4.88%, 05/15/23 (Call 04/01/19)(b)	14,228	14,501,445
5.00%, 10/15/26 (Call 10/15/21)(a)(b)	19,834	20,181,095
MSCI Inc.
4.75%, 08/01/26 (Call 08/01/21)(a)(b)	9,951	9,954,553
5.25%, 11/15/24 (Call 11/15/19)(a)(b)	14,237	14,666,088
5.38%, 05/15/27 (Call 05/15/22)(a)(b)	8,339	8,640,483
5.75%, 08/15/25 (Call 08/15/20)(a)(b)	13,450	14,062,455
Nuance Communications Inc., 5.63%, 12/15/26 (Call 12/15/21)	9,875	10,047,812
Open Text Corp.
5.63%, 01/15/23 (Call 04/01/19)(a)(b)	12,178	12,513,481
5.88%, 06/01/26 (Call 06/01/21)(a)(b)	14,935	15,685,484
Rackspace Hosting Inc., 8.63%, 11/15/24 (Call 11/15/19)(a)(b)	22,763	19,840,711
Solera LLC/Solera Finance Inc., 10.50%, 03/01/24 (Call 04/01/19)(a)(b)	32,299	35,004,041
Veritas U.S. Inc./Veritas Bermuda Ltd.
7.50%, 02/01/23 (Call 03/11/19)(a)(b)	7,570	7,134,725
10.50%, 02/01/24 (Call 03/11/19)(a)(b)	13,869	11,719,305

		354,765,471

Telecommunications — 9.0%
Anixter Inc., 5.13%, 10/01/21(a)	6,953	7,087,714
C&W Senior Financing DAC
6.88%, 09/15/27 (Call 09/15/22)(a)(b)	11,085	10,895,677
7.50%, 10/15/26 (Call 10/15/21)(b)	8,413	8,591,776
CenturyLink Inc.
5.63%, 04/01/25 (Call 01/01/25)(a)	9,834	9,404,812
Series S, 6.45%, 06/15/21(a)	23,041	23,958,589
Series T, 5.80%, 03/15/22(a)	25,585	26,299,249
Series V, 5.63%, 04/01/20	10,554	10,741,861
Series W, 6.75%, 12/01/23(a)	13,363	13,918,366
Series Y, 7.50%, 04/01/24 (Call 01/01/24)(a)	18,643	19,755,754
Cincinnati Bell Inc., 7.00%, 07/15/24 (Call 09/15/19)(a)(b)	12,268	11,071,870
CommScope Finance LLC
5.50%, 03/01/24 (Call 03/01/21)(b)	9,480	9,650,166
6.00%, 03/01/26 (Call 03/01/22)(b)	20,795	21,262,887
8.25%, 03/01/27 (Call 03/01/22)(a)(b)	11,935	12,382,563

Security	Par (000)	Value

Telecommunications (continued)
CommScope Inc.
5.00%, 06/15/21 (Call 03/11/19)(a)(b)	$11,632	$11,667,511
5.50%, 06/15/24 (Call 06/15/19)(b)	9,797	9,410,733
CommScope Technologies LLC
5.00%, 03/15/27 (Call 03/15/22)(a)(b)	11,997	10,740,914
6.00%, 06/15/25 (Call 06/15/20)(b)	30,744	29,053,080
Frontier Communications Corp.
6.88%, 01/15/25 (Call 10/15/24)(a)	13,459	7,272,907
7.13%, 01/15/23	15,465	9,165,461
7.63%, 04/15/24(a)	12,447	7,001,438
8.50%, 04/01/26 (Call 04/01/21)(a)(b)	29,478	27,414,540
8.75%, 04/15/22	9,113	6,196,840
10.50%, 09/15/22 (Call 06/15/22)	40,910	29,352,925
11.00%, 09/15/25 (Call 06/15/25)	64,540	41,332,494
Hughes Satellite Systems Corp.
5.25%, 08/01/26(a)	14,657	14,422,155
6.63%, 08/01/26(a)	14,411	14,122,780
7.63%, 06/15/21(a)	16,745	17,959,013
Inmarsat Finance PLC
4.88%, 05/15/22 (Call 04/01/19)(a)(b)	18,561	18,521,172
6.50%, 10/01/24 (Call 10/01/19)(a)(b)	6,938	6,868,620
Intelsat Connect Finance SA, 9.50%, 02/15/23 (Call 08/15/20)(a)(b)	23,532	22,826,040
Intelsat Jackson Holdings SA
5.50%, 08/01/23 (Call 04/01/19)	37,391	34,212,765
8.00%, 02/15/24 (Call 04/01/19)(a)(b)	19,371	20,218,481
8.50%, 10/15/24 (Call 10/15/20)(b)	53,153	53,668,584
9.50%, 09/30/22(b)	9,481	10,999,230
9.75%, 07/15/25 (Call 07/15/21)(b)	27,113	28,197,520
Intelsat Luxembourg SA, 8.13%, 06/01/23 (Call 04/15/19)(a)	18,137	15,189,738
Koninklijke KPN NV, 7.00%, 03/28/73 (Call 03/28/23)(a)(b)(c)(d)	10,395	10,789,100
Level 3 Financing Inc.
5.13%, 05/01/23 (Call 04/01/19)(a)	14,673	14,771,055
5.25%, 03/15/26 (Call 03/15/21)(a)	14,549	14,292,117
5.38%, 08/15/22 (Call 04/01/19)(a)	20,566	20,720,245
5.38%, 01/15/24 (Call 04/01/19)(a)	16,956	17,096,243
5.38%, 05/01/25 (Call 05/01/20)(a)	15,757	15,697,911
5.63%, 02/01/23 (Call 04/01/19)(a)	9,464	9,550,507
6.13%, 01/15/21 (Call 04/01/19)	7,840	7,878,792
Nokia OYJ
3.38%, 06/12/22	9,986	9,782,535
4.38%, 06/12/27(a)	10,294	10,133,156
Qwest Corp., 6.75%, 12/01/21(a)	17,539	18,710,824
Sprint Communications Inc.
6.00%, 11/15/22	41,432	42,131,356
7.00%, 03/01/20(b)	10,236	10,568,670
7.00%, 08/15/20	26,424	27,544,378
11.50%, 11/15/21	16,217	18,889,562
Sprint Corp.
7.13%, 06/15/24	44,632	46,019,774
7.25%, 09/15/21	35,431	37,423,994
7.63%, 02/15/25 (Call 11/15/24)(a)	27,562	28,921,438
7.63%, 03/01/26 (Call 11/01/25)	27,943	29,118,352
7.88%, 09/15/23	75,742	81,063,633
Telecom Italia SpA/Milano, 5.30%, 05/30/24(a)(b)	27,124	26,411,995
Telefonaktiebolaget LM Ericsson, 4.13%, 05/15/22(a)	19,859	20,061,959

SCHEDULES OF INVESTMENTS

Schedule of Investments (continued) February 28, 2019	iShares® iBoxx $ High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Telecommunications (continued)
T-Mobile USA Inc.
4.00%, 04/15/22 (Call 03/16/22)	$7,921	$7,939,565
4.50%, 02/01/26 (Call 02/01/21)	18,768	18,525,517
4.75%, 02/01/28 (Call 02/01/23)	27,193	26,442,473
5.13%, 04/15/25 (Call 04/15/20)	8,465	8,673,980
5.38%, 04/15/27 (Call 04/15/22)	10,024	10,271,676
6.00%, 03/01/23 (Call 03/11/19)	16,830	17,292,825
6.00%, 04/15/24 (Call 04/15/19)	18,710	19,395,534
6.38%, 03/01/25 (Call 09/01/19)	31,446	32,782,455
6.50%, 01/15/24 (Call 03/11/19)(a)	13,324	13,761,350
6.50%, 01/15/26 (Call 01/15/21)(a)	36,659	39,239,709
Wind Tre SpA, 5.00%, 01/20/26 (Call 11/03/20)(b)	36,144	31,354,920

		1,374,093,825

Toys, Games & Hobbies — 0.2%
Mattel Inc., 6.75%, 12/31/25 (Call 12/31/20)(b)	28,862	28,465,147

Transportation — 0.4%
Navios Maritime Holdings Inc./Navios Maritime Finance II U.S. Inc., 7.38%, 01/15/22 (Call 04/01/19)(a)(b)	8,332	3,728,570
XPO Logistics Inc.
6.13%, 09/01/23 (Call 09/01/19)(a)(b)	10,628	10,588,145
6.50%, 06/15/22 (Call 04/01/19)(b)	23,816	24,262,550
6.75%, 08/15/24 (Call 08/15/21)(a)(b)	17,550	17,659,687

		56,238,952

Trucking & Leasing — 0.7%
Avolon Holdings Funding Ltd.
5.13%, 10/01/23 (Call 09/01/23)(b)	18,222	18,404,220
5.25%, 05/15/24 (Call 04/15/24)(b)	4,855	4,976,375
5.50%, 01/15/23 (Call 12/15/22)(b)	8,705	8,924,366
Park Aerospace Holdings Ltd.
4.50%, 03/15/23 (Call 02/15/23)(a)(b)	16,446	16,293,103
5.25%, 08/15/22(a)(b)	32,071	32,831,404
5.50%, 02/15/24(a)(b)	21,720	22,425,900

		103,855,368

Total Corporate Bonds & Notes — 98.2% (Cost: $15,567,053,774)		15,070,194,894

Security	Shares (000)	Value

Short-Term Investments

Money Market Funds — 24.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.62%(g)(h)(i)	3,540,731	$3,542,147,417
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.33%(g)(h)	195,221	195,221,490

		3,737,368,907

Total Short-Term Investments — 24.4% (Cost: $3,736,186,466)		3,737,368,907

Total Investments in Securities — 122.6% (Cost: $19,303,240,240)		18,807,563,801

Other Assets, Less Liabilities — (22.6)%		(3,465,699,831)

Net Assets — 100.0%		$15,341,863,970

(a)	All or a portion of this security is on loan.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security is issued at a fixed coupon rate, which converts to a variable rate at a specified date. Reference index and spread are provided if the rate is currently floating.
(d)	Variable or floating rate security. Rate shown is the rate in effect as of period-end.
(e)	Perpetual security with no stated maturity date.
(f)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(g)	Affiliate of the Fund.
(h)	Annualized 7-day yield as of period-end.
(i)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended February 28, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 02/28/18 (000)	Net Activity (000)	Shares Held at 02/28/19 (000)	Value at 02/28/19	Income		Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)

BlackRock Cash Funds: Institutional, SL Agency Shares	3,511,252	29,479	3,540,731	$3,542,147,417	$22,007,060	(b)	$198,538		$837,192
BlackRock Cash Funds: Treasury, SL Agency Shares	210,259	(15,038)	195,221	195,221,490	3,318,650		—		—

				$3,737,368,907	$25,325,710		$198,538		$837,192

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) February 28, 2019	iShares® iBoxx $ High Yield Corporate Bond ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of February 28, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Corporate Bonds & Notes	$—	$15,070,194,894	$—	$15,070,194,894
Money Market Funds	3,737,368,907	—	—	3,737,368,907

	$3,737,368,907	$15,070,194,894	$—	$18,807,563,801

See notes to financial statements.

SCHEDULES OF INVESTMENTS

Schedule of Investments February 28, 2019	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes

Advertising — 0.1%
Omnicom Group Inc./Omnicom Capital Inc.
3.60%, 04/15/26 (Call 01/15/26)(a)	$20,782	$20,031,842
3.63%, 05/01/22(a)	2,162	2,175,884
3.65%, 11/01/24 (Call 08/01/24)(a)	13,353	13,213,734
WPP Finance 2010
3.75%, 09/19/24(a)	8,913	8,647,721
4.75%, 11/21/21(a)	2,356	2,403,947

		46,473,128

Aerospace & Defense — 1.9%
General Dynamics Corp.
2.25%, 11/15/22 (Call 08/15/22)(a)	10,773	10,525,452
3.38%, 05/15/23 (Call 04/15/23)	11,763	11,925,306
3.50%, 05/15/25 (Call 03/15/25)(a)	12,936	13,166,389
3.75%, 05/15/28 (Call 02/15/28)(a)	9,364	9,587,236
L3 Technologies Inc.
3.85%, 06/15/23 (Call 05/15/23)(a)	7,204	7,307,841
4.40%, 06/15/28 (Call 03/15/28)(a)	14,490	14,967,147
Lockheed Martin Corp.
2.90%, 03/01/25 (Call 12/01/24)(a)	14,715	14,429,032
3.35%, 09/15/21	8,355	8,468,497
3.55%, 01/15/26 (Call 10/15/25)(a)	21,771	22,141,061
3.80%, 03/01/45 (Call 09/01/44)	12,153	11,446,253
4.07%, 12/15/42	9,356	9,157,363
4.09%, 09/15/52 (Call 03/15/52)(a)	22,522	21,726,606
4.70%, 05/15/46 (Call 11/15/45)(a)	9,591	10,315,402
Northrop Grumman Corp.
2.55%, 10/15/22 (Call 09/15/22)	12,298	12,070,733
2.93%, 01/15/25 (Call 11/15/24)(a)	23,967	23,240,941
3.20%, 02/01/27 (Call 11/01/26)(a)	7,149	6,895,872
3.25%, 08/01/23(a)	10,487	10,505,376
3.25%, 01/15/28 (Call 10/15/27)(a)	28,010	26,771,093
4.03%, 10/15/47 (Call 04/15/47)	27,186	25,446,256
4.75%, 06/01/43	11,872	12,366,726
Raytheon Co., 2.50%, 12/15/22 (Call 09/15/22)(a)	16,952	16,719,125
Rockwell Collins Inc.
2.80%, 03/15/22 (Call 02/15/22)	13,023	12,814,477
3.20%, 03/15/24 (Call 01/15/24)	7,410	7,260,985
3.50%, 03/15/27 (Call 12/15/26)	21,634	20,872,154
4.35%, 04/15/47 (Call 10/15/46)	13,512	12,738,114
United Technologies Corp.
1.95%, 11/01/21 (Call 10/01/21)(a)	3,289	3,205,123
2.65%, 11/01/26 (Call 08/01/26)	15,140	14,052,568
2.80%, 05/04/24 (Call 03/04/24)	15,747	15,281,796
3.10%, 06/01/22(a)	21,874	21,852,351
3.13%, 05/04/27 (Call 02/04/27)	7,560	7,180,484
3.65%, 08/16/23 (Call 07/16/23)(a)	22,166	22,490,845
3.75%, 11/01/46 (Call 05/01/46)(a)	9,357	8,203,362
3.95%, 08/16/25 (Call 06/16/25)(a)	22,686	23,143,150
4.13%, 11/16/28 (Call 08/16/28)	33,163	33,591,237
4.15%, 05/15/45 (Call 11/16/44)	16,202	15,160,733
4.45%, 11/16/38 (Call 05/16/38)	9,325	9,262,415
4.50%, 06/01/42	35,011	34,563,038
4.63%, 11/16/48 (Call 05/16/48)(a)	17,330	17,433,789
5.70%, 04/15/40(a)	14,348	16,169,783
6.13%, 07/15/38(a)	18,300	21,314,548

		615,770,659

Security	Par (000)	Value

Agriculture — 1.7%
Altria Group Inc.
2.63%, 09/16/26 (Call 06/16/26)(a)	$235	$209,394
2.85%, 08/09/22	23,426	23,041,882
3.80%, 02/14/24 (Call 01/14/24)(a)	11,865	11,873,010
3.88%, 09/16/46 (Call 03/16/46)(a)	19,955	15,096,049
4.00%, 01/31/24(a)	18,984	19,189,170
4.25%, 08/09/42(a)	12,203	9,832,112
4.40%, 02/14/26 (Call 12/14/25)	16,600	16,743,353
4.80%, 02/14/29 (Call 11/14/28)	33,085	33,019,578
5.38%, 01/31/44(a)	20,363	19,074,014
5.80%, 02/14/39 (Call 08/14/38)	23,100	22,972,918
5.95%, 02/14/49 (Call 08/14/48)	30,320	30,213,744
Archer-Daniels-Midland Co., 2.50%, 08/11/26 (Call 05/11/26)(a)	11,215	10,553,937
BAT Capital Corp.
2.76%, 08/15/22 (Call 07/15/22)(a)	24,162	23,500,454
3.22%, 08/15/24 (Call 06/15/24)(a)	27,444	26,378,533
3.56%, 08/15/27 (Call 05/15/27)(a)	40,756	37,340,871
4.39%, 08/15/37 (Call 02/15/37)(a)	35,840	30,018,530
4.54%, 08/15/47 (Call 02/15/47)(a)	28,535	23,013,535
Philip Morris International Inc.
2.38%, 08/17/22 (Call 07/17/22)(a)	4,105	4,003,985
2.50%, 08/22/22(a)	11,838	11,598,556
2.50%, 11/02/22 (Call 10/02/22)(a)	6,600	6,446,740
2.75%, 02/25/26 (Call 11/25/25)	8,882	8,379,968
2.90%, 11/15/21(a)	3,278	3,265,309
3.25%, 11/10/24(a)	5,035	4,993,558
3.38%, 08/11/25 (Call 05/11/25)(a)	9,233	9,167,127
3.88%, 08/21/42(a)	7,591	6,600,822
4.13%, 03/04/43	8,538	7,654,490
4.25%, 11/10/44(a)	12,693	11,658,278
4.38%, 11/15/41(a)	13,615	12,659,989
4.88%, 11/15/43	8,081	7,993,393
6.38%, 05/16/38(a)	22,654	26,608,532
Reynolds American Inc.
4.00%, 06/12/22(a)	9,506	9,615,423
4.45%, 06/12/25 (Call 03/12/25)(a)	30,952	31,201,616
5.70%, 08/15/35 (Call 02/15/35)	8,976	8,896,399
5.85%, 08/15/45 (Call 02/15/45)	30,105	28,705,683

		551,520,952

Airlines — 0.0%
Delta Air Lines Inc., 3.63%, 03/15/22 (Call 02/15/22)(a)	8,169	8,137,533

Apparel — 0.1%
NIKE Inc.
2.38%, 11/01/26 (Call 08/01/26)(a)	14,984	14,135,302
3.88%, 11/01/45 (Call 05/01/45)(a)	12,979	12,783,017

		26,918,319

Auto Manufacturers — 1.7%
Daimler Finance North America LLC
3.65%, 02/22/24(b)	12,000	11,937,797
8.50%, 01/18/31	19,809	27,040,250
Ford Motor Co.
4.35%, 12/08/26 (Call 09/08/26)(a)	18,258	16,565,138
4.75%, 01/15/43	20,518	15,657,152
5.29%, 12/08/46 (Call 06/08/46)(a)	20,684	16,671,341
7.45%, 07/16/31(a)	24,757	26,113,495
Ford Motor Credit Co. LLC
2.98%, 08/03/22 (Call 07/03/22)(a)	4,000	3,772,870
3.10%, 05/04/23	6,393	5,879,512

2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) February 28, 2019	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Auto Manufacturers (continued)
3.34%, 03/28/22 (Call 02/28/22)(a)	$4,028	$3,865,017
3.66%, 09/08/24(a)	11,658	10,560,078
3.81%, 01/09/24 (Call 11/09/23)(a)	5,783	5,367,505
3.82%, 11/02/27 (Call 08/02/27)(a)	8,740	7,415,559
4.13%, 08/04/25	17,749	16,221,965
4.14%, 02/15/23 (Call 01/15/23)(a)	8,935	8,627,518
4.25%, 09/20/22(a)	10,076	9,881,356
4.38%, 08/06/23(a)	11,766	11,433,049
4.39%, 01/08/26(a)	19,649	17,930,966
General Motors Co.
4.20%, 10/01/27 (Call 07/01/27)	9,079	8,500,335
4.88%, 10/02/23(a)	7,801	8,039,065
5.00%, 10/01/28 (Call 07/01/28)(a)	13,040	12,767,889
5.00%, 04/01/35	7,755	6,899,637
5.15%, 04/01/38 (Call 10/01/37)	15,474	13,911,915
5.20%, 04/01/45	14,060	12,242,940
5.40%, 04/01/48 (Call 10/01/47)	9,973	8,963,488
5.95%, 04/01/49 (Call 10/01/48)	13,865	13,172,762
6.25%, 10/02/43(a)	13,806	13,585,045
6.60%, 04/01/36 (Call 10/01/35)(a)	14,426	14,935,337
6.75%, 04/01/46 (Call 10/01/45)	8,662	8,912,139
General Motors Financial Co. Inc.
3.15%, 06/30/22 (Call 05/30/22)(a)	15,743	15,433,217
3.25%, 01/05/23 (Call 12/05/22)(a)	2,408	2,344,833
3.45%, 01/14/22 (Call 12/14/21)(a)	14,431	14,392,410
3.45%, 04/10/22 (Call 02/10/22)	11,650	11,573,301
3.50%, 11/07/24 (Call 09/07/24)(a)	9,876	9,329,233
3.70%, 05/09/23 (Call 03/09/23)(a)	15,999	15,734,260
3.95%, 04/13/24 (Call 02/13/24)(a)	13,635	13,241,109
4.00%, 01/15/25 (Call 10/15/24)	11,287	10,846,543
4.00%, 10/06/26 (Call 07/06/26)(a)	5,930	5,554,297
4.15%, 06/19/23 (Call 05/19/23)	16,104	16,067,409
4.30%, 07/13/25 (Call 04/13/25)(a)	8,544	8,309,521
4.35%, 04/09/25 (Call 02/09/25)(a)	13,795	13,458,699
4.35%, 01/17/27 (Call 10/17/26)	11,483	10,876,930
5.10%, 01/17/24 (Call 12/17/23)	8,090	8,267,126
5.25%, 03/01/26 (Call 12/01/25)(a)	18,346	18,594,702
Toyota Motor Corp., 3.42%, 07/20/23(a)	2,150	2,178,854
Toyota Motor Credit Corp.
2.15%, 09/08/22(a)	5,790	5,639,249
3.20%, 01/11/27(a)	11,533	11,428,833
3.30%, 01/12/22(a)	5,280	5,340,811
3.45%, 09/20/23(a)	11,025	11,197,741

		546,680,198

Banks — 25.5%
Australia & New Zealand Banking Group Ltd./New York NY
2.30%, 06/01/21	3,135	3,080,563
2.55%, 11/23/21(a)	2,794	2,747,942
2.63%, 05/19/22(a)	647	635,558
2.63%, 11/09/22	7,580	7,453,999
3.70%, 11/16/25(a)	12,242	12,384,051
Banco Santander SA
3.13%, 02/23/23	9,287	9,007,741
3.50%, 04/11/22(a)	12,312	12,266,664
3.80%, 02/23/28	20,310	19,112,358
3.85%, 04/12/23(a)	10,275	10,209,119
4.25%, 04/11/27(a)	13,887	13,605,048
4.38%, 04/12/28(a)	12,822	12,616,852
5.18%, 11/19/25(a)	2,498	2,561,399

Security	Par (000)	Value

Banks (continued)
Bank of America Corp.
2.33%, 10/01/21 (Call 10/01/20)(c)(d)	$1,541	$1,524,269
2.50%, 10/21/22 (Call 10/21/21)(a)	14,191	13,875,987
2.82%, 07/21/23 (Call 07/21/22)(a)(c)(d)	3,824	3,763,530
2.88%, 04/24/23 (Call 04/24/22)(a)(c)(d)	9,588	9,464,320
3.00%, 12/20/23 (Call 12/20/22)(a)(c)(d)	38,476	38,011,148
3.09%, 10/01/25 (Call 10/01/24)(a)(c)(d)	15,699	15,315,532
3.12%, 01/20/23 (Call 01/20/22)(c)(d)	18,242	18,167,972
3.25%, 10/21/27 (Call 10/21/26)(a)	24,487	23,438,587
3.30%, 01/11/23	45,268	45,434,627
3.37%, 01/23/26 (Call 01/23/25)(c)(d)	28,650	28,187,073
3.42%, 12/20/28 (Call 12/20/27)(a)(c)(d)	67,182	64,817,355
3.50%, 04/19/26(a)	27,269	27,032,613
3.55%, 03/05/24 (Call 03/05/23)(a)(c)(d)	11,605	11,642,584
3.59%, 07/21/28 (Call 07/21/27)(c)(d)	26,642	26,041,417
3.71%, 04/24/28 (Call 04/24/27)(a)(c)(d)	24,797	24,460,153
3.82%, 01/20/28 (Call 01/20/27)(a)(c)(d)	26,796	26,654,517
3.86%, 07/23/24 (Call 07/23/23)(c)(d)	22,167	22,531,705
3.88%, 08/01/25(a)	23,409	23,850,786
3.95%, 01/23/49 (Call 01/23/48)(a)(c)(d)	11,259	10,608,523
3.97%, 03/05/29 (Call 03/05/28)(a)(c)(d)	25,900	25,988,006
3.97%, 02/07/30 (Call 02/07/29)(a)(c)(d)	18,145	18,228,781
4.00%, 04/01/24(a)	34,769	35,792,940
4.00%, 01/22/25	23,363	23,444,771
4.10%, 07/24/23(a)	20,858	21,506,160
4.13%, 01/22/24(a)	30,881	31,908,324
4.20%, 08/26/24(a)	36,540	37,369,334
4.24%, 04/24/38 (Call 04/24/37)(a)(c)(d)	31,988	31,883,243
4.25%, 10/22/26	25,660	25,815,831
4.27%, 07/23/29 (Call 07/23/28)(a)(c)(d)	38,416	39,447,673
4.44%, 01/20/48 (Call 01/20/47)(a)(c)(d)	27,111	27,611,233
4.45%, 03/03/26	28,116	28,641,317
4.88%, 04/01/44	951	1,023,993
5.00%, 01/21/44(a)	16,072	17,558,880
5.70%, 01/24/22(a)	1,827	1,962,428
5.88%, 02/07/42(a)	16,671	20,268,300
6.11%, 01/29/37	24,203	27,925,378
7.75%, 05/14/38(a)	16,367	22,155,813
Series L, 3.95%, 04/21/25	34,045	34,037,738
Series L, 4.18%, 11/25/27 (Call 11/25/26)(a)	24,814	24,694,821
Bank of America N.A., 6.00%, 10/15/36(a)	13,770	16,469,847
Bank of Montreal
2.35%, 09/11/22(a)	6,320	6,170,715
2.55%, 11/06/22 (Call 10/06/22)(a)	5,167	5,066,476
Series E, 3.30%, 02/05/24(a)	18,890	18,832,854
Bank of New York Mellon Corp. (The)
2.20%, 08/16/23 (Call 06/16/23)	8,038	7,724,593
2.45%, 08/17/26 (Call 05/17/26)	7,416	6,949,190
2.66%, 05/16/23 (Call 05/16/22)(a)(c)(d)	535	526,435
2.80%, 05/04/26 (Call 02/04/26)(a)	10,584	10,176,841
2.95%, 01/29/23 (Call 12/29/22)	15,466	15,389,688
3.25%, 05/16/27 (Call 02/16/27)	16,631	16,420,405
3.30%, 08/23/29 (Call 05/23/29)	8,923	8,682,651
3.40%, 01/29/28 (Call 10/29/27)(a)	13,250	13,218,028
3.44%, 02/07/28 (Call 02/07/27)(a)(c)(d)	762	759,866
3.45%, 08/11/23(a)	9,945	10,081,401
3.50%, 04/28/23(a)	15,811	16,036,400
3.65%, 02/04/24 (Call 01/05/24)	14,912	15,226,852
Series G, 3.00%, 02/24/25 (Call 01/24/25)(a)	10,457	10,297,151

SCHEDULES OF INVESTMENTS

Schedule of Investments (continued) February 28, 2019	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
Bank of Nova Scotia (The)
2.45%, 09/19/22(a)	$7,254	$7,105,813
2.70%, 03/07/22(a)	3,003	2,975,727
2.80%, 07/21/21(a)	10,955	10,898,431
3.40%, 02/11/24(a)	19,000	19,016,895
4.50%, 12/16/25(a)	11,376	11,676,727
Barclays PLC
3.65%, 03/16/25	16,632	15,949,193
3.68%, 01/10/23 (Call 01/10/22)(a)	8,914	8,830,841
4.34%, 05/16/24 (Call 05/16/23)(a)(c)(d)	25,630	25,576,377
4.34%, 01/10/28 (Call 01/10/27)(a)	14,228	13,777,492
4.38%, 09/11/24(a)	12,238	12,023,740
4.38%, 01/12/26(a)	32,061	31,834,931
4.84%, 05/09/28 (Call 05/07/27)(a)	21,289	20,543,681
4.95%, 01/10/47(a)	16,436	15,648,548
4.97%, 05/16/29 (Call 05/16/28)(a)(c)(d)	19,356	19,600,457
5.20%, 05/12/26(a)	30,364	30,620,111
5.25%, 08/17/45	16,638	16,671,585
BB&T Corp.
2.75%, 04/01/22 (Call 03/01/22)(a)	9,717	9,654,983
2.85%, 10/26/24 (Call 09/26/24)	14,469	14,163,551
3.70%, 06/05/25 (Call 05/05/25)	15,065	15,347,077
3.75%, 12/06/23 (Call 11/06/23)	5,171	5,294,168
BNP Paribas SA
3.25%, 03/03/23	12,268	12,341,228
4.25%, 10/15/24(a)	10,636	10,689,782
BPCE SA
2.75%, 12/02/21(a)	8,566	8,448,185
4.00%, 04/15/24(a)	16,373	16,697,688
Branch Banking & Trust Co.
2.63%, 01/15/22 (Call 12/15/21)	3,176	3,146,689
3.63%, 09/16/25 (Call 08/16/25)(a)	20,010	20,073,066
3.80%, 10/30/26 (Call 09/30/26)	7,479	7,523,371
Canadian Imperial Bank of Commerce
2.55%, 06/16/22(a)	10,016	9,900,707
3.50%, 09/13/23(a)	11,470	11,610,865
Capital One N.A.
2.25%, 09/13/21 (Call 08/13/21)	3,262	3,174,744
2.65%, 08/08/22 (Call 07/08/22)(a)	7,631	7,440,053
Citibank N.A., 3.65%, 01/23/24 (Call 12/23/23)(a)	12,405	12,605,698
Citigroup Inc.
2.70%, 10/27/22 (Call 09/27/22)(a)	12,809	12,580,042
2.75%, 04/25/22 (Call 03/25/22)(a)	10,088	9,957,147
2.88%, 07/24/23 (Call 07/24/22)(a)(c)(d)	32,187	31,739,948
3.14%, 01/24/23 (Call 01/24/22)(c)(d)	17,764	17,677,841
3.20%, 10/21/26 (Call 07/21/26)(a)	43,951	42,071,721
3.30%, 04/27/25(a)	18,703	18,446,352
3.40%, 05/01/26(a)	14,200	13,850,872
3.50%, 05/15/23(a)	18,918	18,970,023
3.52%, 10/27/28 (Call 10/27/27)(a)(c)(d)	22,364	21,643,045
3.67%, 07/24/28 (Call 07/24/27)(a)(c)(d)	28,973	28,367,531
3.70%, 01/12/26(a)	13,862	13,817,127
3.75%, 06/16/24(a)	673	683,011
3.88%, 10/25/23(a)	15,457	15,844,394
3.88%, 03/26/25(a)	13,423	13,322,293
3.88%, 01/24/39 (Call 01/24/38)(a)(c)(d)	9,699	9,176,920
3.89%, 01/10/28 (Call 01/10/27)(a)(c)(d)	42,329	42,168,666
4.00%, 08/05/24(a)	3,866	3,891,255
4.04%, 06/01/24 (Call 06/01/23)(a)(c)(d)	15,663	16,003,225
4.05%, 07/30/22(a)	16,665	17,060,949

Security	Par (000)	Value

Banks (continued)
4.08%, 04/23/29 (Call 04/23/28)(a)(c)(d)	$20,500	$20,675,123
4.13%, 07/25/28(a)	20,360	20,014,135
4.28%, 04/24/48 (Call 04/24/47)(a)(c)(d)	11,480	11,404,289
4.30%, 11/20/26(a)	13,739	13,761,058
4.40%, 06/10/25	29,271	29,774,874
4.45%, 09/29/27(a)	40,551	40,742,774
4.50%, 01/14/22	16,616	17,216,673
4.60%, 03/09/26(a)	14,133	14,450,177
4.65%, 07/30/45	14,125	14,642,702
4.65%, 07/23/48 (Call 06/23/48)	29,302	30,499,195
4.75%, 05/18/46(a)	25,129	24,729,723
5.30%, 05/06/44	12,038	12,752,288
5.50%, 09/13/25(a)	12,975	14,023,841
5.88%, 01/30/42	13,326	15,801,023
6.63%, 06/15/32(a)	12,208	14,437,521
6.68%, 09/13/43(a)	13,614	16,752,318
8.13%, 07/15/39	27,005	39,199,945
Citizens Financial Group Inc., 4.30%, 12/03/25 (Call 11/03/25)	10,817	10,903,218
Compass Bank, 2.88%, 06/29/22 (Call 05/29/22)(a)	7,973	7,784,996
Cooperatieve Rabobank UA
3.75%, 07/21/26(a)	32,424	31,271,486
3.95%, 11/09/22	18,906	19,066,278
4.38%, 08/04/25(a)	23,578	23,950,962
4.63%, 12/01/23	21,021	21,654,560
5.25%, 05/24/41(a)	16,543	18,927,718
5.25%, 08/04/45(a)	4,414	4,759,927
5.75%, 12/01/43(a)	10,949	12,542,189
Cooperatieve Rabobank UA/NY
2.75%, 01/10/23(a)	16,418	16,118,887
3.38%, 05/21/25(a)	16,134	16,169,306
Credit Suisse AG/New York NY
3.00%, 10/29/21	1,875	1,869,885
3.63%, 09/09/24(a)	35,185	35,226,476
Credit Suisse Group Funding Guernsey Ltd.
3.75%, 03/26/25(a)	24,572	24,183,389
3.80%, 09/15/22(a)	24,601	24,749,037
3.80%, 06/09/23	20,875	20,843,343
4.55%, 04/17/26(a)	27,117	27,781,453
4.88%, 05/15/45(a)	22,707	23,240,283
Deutsche Bank AG
4.10%, 01/13/26(a)	803	765,002
4.25%, 10/14/21	1,515	1,501,395
Deutsche Bank AG/London, 3.70%, 05/30/24(a)	10,513	9,829,740
Deutsche Bank AG/New York NY
3.30%, 11/16/22(a)	4,829	4,575,661
3.70%, 05/30/24	11,908	11,166,940
3.95%, 02/27/23(a)	9,873	9,543,825
Discover Bank
3.20%, 08/09/21 (Call 07/09/21)	461	459,421
3.35%, 02/06/23 (Call 01/06/23)	6,668	6,608,489
3.45%, 07/27/26 (Call 04/27/26)(a)	18,532	17,510,959
4.20%, 08/08/23	12,485	12,751,899
4.65%, 09/13/28 (Call 06/13/28)(a)	4,200	4,257,224
Fifth Third Bancorp.
3.65%, 01/25/24 (Call 12/25/23)	2,318	2,345,224
3.95%, 03/14/28 (Call 02/14/28)(a)	4,370	4,387,961
4.30%, 01/16/24 (Call 12/16/23)(a)	8,961	9,231,447
8.25%, 03/01/38	9,282	12,736,514

2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) February 28, 2019	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
Fifth Third Bank/Cincinnati OH
3.85%, 03/15/26 (Call 02/15/26)(a)	$21,294	$21,223,800
3.95%, 07/28/25 (Call 06/28/25)(a)	1,125	1,157,111
Goldman Sachs Group Inc. (The)
2.88%, 10/31/22 (Call 10/31/21)(c)(d)	29,362	28,910,368
2.91%, 06/05/23 (Call 06/05/22)(c)(d)	20,745	20,364,454
2.91%, 07/24/23 (Call 07/24/22)(c)(d)	20,506	20,090,690
3.00%, 04/26/22 (Call 04/26/21)(a)	23,721	23,539,511
3.20%, 02/23/23 (Call 01/23/23)(a)	22,266	22,111,648
3.27%, 09/29/25 (Call 09/29/24)(a)(c)(d)	28,413	27,535,672
3.50%, 01/23/25 (Call 10/23/24)(a)	36,717	36,090,116
3.50%, 11/16/26 (Call 11/16/25)	27,422	26,388,232
3.63%, 01/22/23(a)	31,403	31,599,806
3.63%, 02/20/24 (Call 01/20/24)(a)	10,690	10,673,485
3.69%, 06/05/28 (Call 06/05/27)(c)(d)	33,405	32,295,857
3.75%, 05/22/25 (Call 02/22/25)(a)	32,919	32,787,182
3.75%, 02/25/26 (Call 11/25/25)	19,214	18,945,027
3.81%, 04/23/29 (Call 04/23/28)(a)(c)(d)	33,728	32,749,193
3.85%, 07/08/24 (Call 04/08/24)	27,840	28,084,009
3.85%, 01/26/27 (Call 01/26/26)(a)	27,472	26,958,260
4.00%, 03/03/24(a)	30,591	31,034,459
4.02%, 10/31/38 (Call 10/31/37)(c)(d)	29,084	26,927,581
4.22%, 05/01/29 (Call 05/01/28)(a)(c)(d)	37,750	37,785,912
4.25%, 10/21/25(a)	18,575	18,616,224
4.41%, 04/23/39 (Call 04/23/38)(a)(c)(d)	20,330	19,689,786
4.75%, 10/21/45 (Call 04/21/45)(a)	23,824	24,105,886
4.80%, 07/08/44 (Call 01/08/44)(a)	25,928	26,312,914
5.15%, 05/22/45	19,712	19,840,374
5.75%, 01/24/22	26,702	28,504,377
5.95%, 01/15/27(a)	7,449	8,173,563
6.13%, 02/15/33	365	430,969
6.25%, 02/01/41(a)	27,285	32,846,507
6.45%, 05/01/36(a)	855	999,720
6.75%, 10/01/37	64,138	76,464,522
HSBC Bank USA N.A./New York NY
5.63%, 08/15/35(a)	7,592	8,535,840
5.88%, 11/01/34	12,733	14,752,948
HSBC Holdings PLC
2.65%, 01/05/22(a)	11,158	10,997,858
2.95%, 05/25/21(a)	2,124	2,113,990
3.03%, 11/22/23 (Call 11/22/22)(a)(c)(d)	13,819	13,570,809
3.26%, 03/13/23 (Call 03/13/22)(a)(c)(d)	31,652	31,412,913
3.60%, 05/25/23(a)	22,400	22,501,488
3.90%, 05/25/26	35,822	35,614,766
3.95%, 05/18/24 (Call 05/18/23)(c)(d)	10,685	10,780,027
4.00%, 03/30/22(a)	28,605	29,306,478
4.04%, 03/13/28 (Call 03/13/27)(c)(d)	22,709	22,430,095
4.25%, 03/14/24(a)	14,128	14,269,272
4.25%, 08/18/25(a)	24,469	24,676,568
4.29%, 09/12/26 (Call 09/12/25)(a)(c)(d)	17,590	17,817,980
4.30%, 03/08/26(a)	36,689	37,375,682
4.38%, 11/23/26(a)	15,971	16,068,723
4.58%, 06/19/29 (Call 06/19/28)(a)(c)(d)	31,246	32,023,391
4.88%, 01/14/22(a)	7,027	7,344,976
5.25%, 03/14/44(a)	17,161	18,106,465
6.10%, 01/14/42(a)	10,565	13,130,134
6.50%, 05/02/36(a)	25,853	30,735,965
6.50%, 09/15/37(a)	32,190	38,427,208
6.80%, 06/01/38	23,836	29,435,968
HSBC USA Inc., 3.50%, 06/23/24(a)	9,614	9,612,777

Security	Par (000)	Value

Banks (continued)
Huntington Bancshares Inc./OH, 2.30%, 01/14/22 (Call 12/14/21)(a)	$7,838	$7,650,383
Huntington National Bank (The), 3.55%, 10/06/23 (Call 09/06/23)(a)	2,600	2,630,046
ING Groep NV
3.15%, 03/29/22(a)	11,373	11,294,922
3.95%, 03/29/27(a)	25,699	25,264,381
4.10%, 10/02/23(a)	14,745	14,939,071
4.55%, 10/02/28(a)	22,087	22,563,222
JPMorgan Chase & Co.
2.30%, 08/15/21 (Call 08/15/20)(a)	1,800	1,766,871
2.70%, 05/18/23 (Call 03/18/23)(a)	28,372	27,864,836
2.78%, 04/25/23 (Call 04/25/22)(c)(d)	14,729	14,559,705
2.95%, 10/01/26 (Call 07/01/26)(a)	27,506	26,249,355
2.97%, 01/15/23 (Call 01/15/22)(a)	17,243	17,128,517
3.13%, 01/23/25 (Call 10/23/24)(a)	32,837	32,270,683
3.20%, 01/25/23	33,917	33,940,477
3.20%, 06/15/26 (Call 03/15/26)(a)	23,220	22,556,282
3.22%, 03/01/25 (Call 03/01/24)(c)(d)	18,927	18,702,337
3.25%, 09/23/22(a)	34,920	35,101,137
3.30%, 04/01/26 (Call 01/01/26)(a)	32,913	32,227,774
3.38%, 05/01/23(a)	20,124	20,087,163
3.51%, 01/23/29 (Call 01/23/28)(a)(c)(d)	31,023	30,142,819
3.54%, 05/01/28 (Call 05/01/27)(a)(c)(d)	23,077	22,658,522
3.56%, 04/23/24 (Call 04/23/23)(c)(d)	18,338	18,432,501
3.63%, 05/13/24(a)	25,270	25,570,064
3.63%, 12/01/27 (Call 12/01/26)(a)	16,977	16,427,833
3.78%, 02/01/28 (Call 02/01/27)(a)(c)(d)	26,118	26,079,084
3.80%, 07/23/24 (Call 07/23/23)(a)(c)(d)	26,562	26,969,079
3.88%, 02/01/24(a)	20,661	21,176,331
3.88%, 09/10/24	28,699	29,018,552
3.88%, 07/24/38 (Call 07/24/37)(c)(d)	28,717	27,239,651
3.90%, 07/15/25 (Call 04/15/25)(a)	24,456	24,998,605
3.90%, 01/23/49 (Call 01/23/48)(c)(d)	22,281	20,723,821
3.96%, 01/29/27 (Call 01/29/26)(a)(c)(d)	22,375	22,703,798
3.96%, 11/15/48 (Call 11/15/47)(a)(c)(d)	25,408	23,833,352
4.01%, 04/23/29 (Call 04/23/28)(c)(d)	33,303	33,657,764
4.02%, 12/05/24 (Call 12/05/23)(a)(c)(d)	5,240	5,364,651
4.03%, 07/24/48 (Call 07/24/47)(a)(c)(d)	18,043	17,156,522
4.13%, 12/15/26(a)	20,959	21,192,502
4.20%, 07/23/29 (Call 07/23/28)(c)(d)	28,956	29,644,742
4.25%, 10/01/27(a)	17,692	17,945,111
4.26%, 02/22/48 (Call 02/22/47)(c)(d)	23,207	22,893,706
4.35%, 08/15/21(a)	2,836	2,922,036
4.45%, 12/05/29 (Call 12/05/28)(a)(c)(d)	555	581,040
4.50%, 01/24/22(a)	30,005	31,215,015
4.85%, 02/01/44(a)	17,233	18,548,927
4.95%, 06/01/45(a)	20,919	22,186,442
5.40%, 01/06/42	14,958	17,086,305
5.50%, 10/15/40(a)	15,658	18,063,263
5.60%, 07/15/41	19,810	23,176,620
5.63%, 08/16/43(a)	17,916	20,527,436
6.40%, 05/15/38	31,820	39,924,681
KeyBank N.A./Cleveland OH
2.30%, 09/14/22(a)	9,955	9,682,358
3.30%, 06/01/25	7,046	7,006,024
KeyCorp., 4.10%, 04/30/28(a)	2,695	2,739,413
Lloyds Banking Group PLC
2.91%, 11/07/23 (Call 11/07/22)(c)(d)	39,028	37,781,262
3.57%, 11/07/28 (Call 11/07/27)(a)(c)(d)	20,529	19,299,705

SCHEDULES OF INVESTMENTS

Schedule of Investments (continued) February 28, 2019	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
3.75%, 01/11/27(a)	$12,059	$11,636,596
4.05%, 08/16/23(a)	24,035	24,271,939
4.34%, 01/09/48	18,666	15,967,087
4.38%, 03/22/28(a)	18,517	18,531,990
4.45%, 05/08/25	24,795	25,348,650
4.50%, 11/04/24(a)	13,888	13,870,616
4.55%, 08/16/28(a)	15,780	15,998,925
4.58%, 12/10/25(a)	18,948	18,698,586
4.65%, 03/24/26(a)	16,255	16,006,573
5.30%, 12/01/45(a)	3,746	3,713,927
M&T Bank Corp., 3.55%, 07/26/23 (Call 06/26/23)	2,505	2,544,663
Manufacturers & Traders Trust Co., 2.90%, 02/06/25 (Call 01/06/25)(a)	2,316	2,267,523
Mitsubishi UFJ Financial Group Inc.
2.67%, 07/25/22(a)	24,885	24,397,672
2.76%, 09/13/26(a)	17,050	16,053,496
3.00%, 02/22/22(a)	5,495	5,461,979
3.29%, 07/25/27	19,481	18,969,045
3.41%, 03/07/24	10,000	9,986,800
3.46%, 03/02/23	16,504	16,529,337
3.68%, 02/22/27(a)	17,756	17,789,884
3.74%, 03/07/29	5,000	5,004,400
3.76%, 07/26/23(a)	21,575	21,894,327
3.78%, 03/02/25	5,962	6,043,294
3.85%, 03/01/26	28,055	28,580,770
3.96%, 03/02/28	9,485	9,684,714
4.05%, 09/11/28(a)	10,700	11,018,823
Mizuho Financial Group Inc.
2.27%, 09/13/21(a)	2,814	2,738,435
2.60%, 09/11/22	8,802	8,563,840
2.84%, 09/13/26(a)	13,729	13,002,056
2.95%, 02/28/22	18,020	17,837,924
3.17%, 09/11/27	20,806	20,103,325
3.55%, 03/05/23(a)	7,085	7,116,184
3.92%, 09/11/24 (Call 09/11/23)(c)(d)	14,639	14,896,477
4.02%, 03/05/28(a)	12,323	12,638,712
4.25%, 09/11/29 (Call 09/11/28)(a)(c)(d)	16,309	16,826,428
Morgan Stanley
2.63%, 11/17/21	25,643	25,286,947
2.75%, 05/19/22(a)	16,829	16,602,950
3.13%, 01/23/23(a)	34,047	33,814,742
3.13%, 07/27/26	38,667	36,856,375
3.59%, 07/22/28 (Call 07/22/27)(c)(d)	39,155	38,092,357
3.63%, 01/20/27	36,568	35,979,347
3.70%, 10/23/24	34,465	34,631,942
3.74%, 04/24/24 (Call 04/24/23)(a)(c)(d)	36,459	36,692,877
3.75%, 02/25/23	28,668	29,115,146
3.77%, 01/24/29 (Call 01/24/28)(a)(c)(d)	32,673	32,151,559
3.88%, 01/27/26(a)	41,120	41,274,040
3.95%, 04/23/27	25,159	24,576,164
3.97%, 07/22/38 (Call 07/22/37)(a)(c)(d)	20,931	19,883,717
4.00%, 07/23/25	31,332	31,860,608
4.10%, 05/22/23(a)	20,766	21,109,590
4.30%, 01/27/45	24,368	23,836,960
4.35%, 09/08/26(a)	29,965	30,104,955
4.38%, 01/22/47(a)	27,833	27,646,686
4.43%, 01/23/30 (Call 01/23/29)(c)(d)	22,239	22,956,157
4.46%, 04/22/39 (Call 04/22/38)(c)(d)	18,738	18,864,676
4.88%, 11/01/22(a)	21,398	22,410,853
5.00%, 11/24/25(a)	12,333	12,959,430

Security	Par (000)	Value

Banks (continued)
6.38%, 07/24/42	$24,992	$31,383,404
7.25%, 04/01/32	12,795	16,575,792
Series F, 3.88%, 04/29/24	35,616	36,146,443
National Australia Bank Ltd./New York
2.50%, 05/22/22(a)	12,479	12,210,418
2.50%, 07/12/26	16,026	14,767,680
2.80%, 01/10/22	11,098	10,997,906
3.00%, 01/20/23(a)	14,116	13,967,710
3.38%, 01/14/26(a)	5,063	4,980,622
3.63%, 06/20/23(a)	11,060	11,189,335
Northern Trust Corp., 3.95%, 10/30/25(a)	16,606	17,238,938
PNC Bank N.A.
2.45%, 07/28/22 (Call 06/28/22)(a)	1,367	1,340,971
2.55%, 12/09/21 (Call 11/09/21)	7,262	7,166,354
2.63%, 02/17/22 (Call 01/18/22)(a)	20,147	20,011,344
2.70%, 11/01/22 (Call 10/01/22)(a)	7,819	7,656,330
2.95%, 01/30/23 (Call 12/30/22)(a)	2,273	2,242,407
2.95%, 02/23/25 (Call 01/24/25)	7,737	7,584,453
3.10%, 10/25/27 (Call 09/25/27)	23,787	23,151,485
3.25%, 06/01/25 (Call 05/02/25)	17,433	17,354,872
3.50%, 06/08/23 (Call 05/09/23)	13,245	13,397,894
3.80%, 07/25/23 (Call 06/25/23)	7,459	7,575,589
4.05%, 07/26/28(a)	16,680	17,150,775
PNC Financial Services Group Inc. (The)
3.15%, 05/19/27 (Call 04/19/27)	3,083	3,017,819
3.30%, 03/08/22 (Call 02/06/22)(a)	10,626	10,696,619
3.50%, 01/23/24 (Call 12/23/23)(a)	768	773,337
3.90%, 04/29/24 (Call 03/29/24)(a)	3,045	3,098,300
Regions Financial Corp.
2.75%, 08/14/22 (Call 07/14/22)(a)	18,335	17,962,757
3.80%, 08/14/23 (Call 07/14/23)	25	25,267
Royal Bank of Canada
2.75%, 02/01/22(a)	8,674	8,649,298
3.70%, 10/05/23(a)	20,401	20,733,155
4.65%, 01/27/26(a)	11,779	12,332,204
Royal Bank of Scotland Group PLC
3.50%, 05/15/23 (Call 05/15/22)(a)(c)(d)	20,831	20,546,032
3.88%, 09/12/23(a)	26,912	26,672,943
4.52%, 06/25/24 (Call 06/25/23)(c)(d)	9,412	9,481,679
4.80%, 04/05/26(a)	23,724	24,072,090
4.89%, 05/18/29 (Call 05/18/28)(a)(c)(d)	31,242	31,602,120
5.08%, 01/27/30 (Call 01/27/29)(a)(c)(d)	12,572	12,889,039
5.13%, 05/28/24	22,923	23,215,119
6.00%, 12/19/23(a)	19,225	20,194,882
6.10%, 06/10/23	17,821	18,703,075
6.13%, 12/15/22	34,115	35,986,017
Santander Holdings USA Inc.
3.40%, 01/18/23 (Call 12/18/22)(a)	3,313	3,251,936
3.70%, 03/28/22 (Call 02/28/22)(a)	13,847	13,854,256
4.40%, 07/13/27 (Call 04/14/27)(a)	20,704	20,217,394
4.50%, 07/17/25 (Call 04/17/25)(a)	11,873	12,050,378
Santander UK Group Holdings PLC
3.37%, 01/05/24 (Call 01/05/23)(c)(d)	12,807	12,417,726
3.57%, 01/10/23 (Call 01/10/22)(a)	16,321	16,093,160
3.82%, 11/03/28 (Call 11/03/27)(c)(d)	12,749	12,003,881
4.80%, 11/15/24 (Call 11/15/23)(c)(d)	8,748	8,914,858
Santander UK PLC, 4.00%, 03/13/24(a)	15,660	16,229,338
State Street Corp.
2.65%, 05/19/26(a)	10,619	10,143,214
3.10%, 05/15/23	11,110	11,049,776

2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) February 28, 2019	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
3.30%, 12/16/24(a)	$11,522	$11,664,329
3.55%, 08/18/25(a)	10,450	10,700,879
3.70%, 11/20/23(a)	2,883	2,944,313
Sumitomo Mitsui Banking Corp., 3.20%, 07/18/22	4,768	4,752,181
Sumitomo Mitsui Financial Group Inc.
2.44%, 10/19/21(a)	2,349	2,303,476
2.63%, 07/14/26(a)	27,672	25,944,163
2.78%, 07/12/22	20,887	20,578,537
2.78%, 10/18/22(a)	18,933	18,608,185
2.85%, 01/11/22	3,688	3,650,805
3.01%, 10/19/26(a)	14,505	13,903,306
3.10%, 01/17/23(a)	21,218	21,039,016
3.35%, 10/18/27(a)	6,408	6,263,717
3.36%, 07/12/27	21,132	20,725,989
3.45%, 01/11/27(a)	18,239	17,988,436
3.54%, 01/17/28	15,580	15,442,358
3.75%, 07/19/23	5,350	5,416,244
3.78%, 03/09/26	20,702	20,924,621
3.94%, 10/16/23	750	766,988
4.31%, 10/16/28(a)	1,640	1,725,720
SunTrust Bank/Atlanta GA
2.45%, 08/01/22 (Call 07/01/22)	12,318	12,068,184
3.30%, 05/15/26 (Call 04/15/26)	10,408	10,118,928
SunTrust Banks Inc.
2.70%, 01/27/22 (Call 12/27/21)(a)	7,435	7,352,871
4.00%, 05/01/25 (Call 03/01/25)	11,294	11,660,551
Synchrony Bank, 3.00%, 06/15/22 (Call 05/15/22)	9,509	9,211,140
Toronto-Dominion Bank (The)
1.80%, 07/13/21(a)	8,387	8,163,387
3.50%, 07/19/23(a)	5,845	5,939,819
U.S. Bancorp.
2.95%, 07/15/22 (Call 06/15/22)(a)	18,836	18,721,210
3.00%, 03/15/22 (Call 02/15/22)(a)	6,533	6,536,997
3.10%, 04/27/26 (Call 03/27/26)(a)	10,768	10,526,661
3.60%, 09/11/24 (Call 08/11/24)	10,532	10,690,931
3.70%, 01/30/24 (Call 12/29/23)(a)	5,253	5,404,993
3.90%, 04/26/28 (Call 03/24/28)(a)	9,955	10,362,694
3.95%, 11/17/25 (Call 10/17/25)	2,885	3,001,224
Series V, 2.38%, 07/22/26 (Call 06/22/26)	15,405	14,462,114
Series V, 2.63%, 01/24/22 (Call 12/23/21)(a)	12,027	11,948,710
Series X, 3.15%, 04/27/27 (Call 03/27/27)(a)	20,712	20,395,413
U.S. Bank N.A./Cincinnati OH
2.80%, 01/27/25 (Call 12/27/24)(a)	10,879	10,629,059
2.85%, 01/23/23 (Call 12/23/22)(a)	16,294	16,188,785
3.40%, 07/24/23 (Call 06/23/23)(a)	6,395	6,459,247
Wachovia Corp., 5.50%, 08/01/35	11,542	12,753,329
Wells Fargo & Co.
2.63%, 07/22/22(a)	42,448	41,669,707
3.00%, 02/19/25	27,743	26,994,721
3.00%, 04/22/26	45,215	43,274,729
3.00%, 10/23/26(a)	47,318	45,105,349
3.07%, 01/24/23 (Call 01/24/22)(a)	49,898	49,575,454
3.30%, 09/09/24(a)	28,564	28,399,197
3.50%, 03/08/22(a)	23,887	24,114,524
3.55%, 09/29/25	31,407	31,389,742
3.58%, 05/22/28 (Call 05/22/27)(a)(c)(d)	34,383	33,976,249
3.75%, 01/24/24 (Call 12/24/23)	28,957	29,440,686
3.90%, 05/01/45(a)	20,014	19,220,661
4.10%, 06/03/26(a)	30,387	30,625,650
4.13%, 08/15/23(a)	8,454	8,635,701

Security	Par (000)	Value

Banks (continued)
4.15%, 01/24/29 (Call 10/24/28)(a)	$23,052	$23,583,554
4.30%, 07/22/27(a)	23,205	23,592,366
4.40%, 06/14/46(a)	20,920	20,075,453
4.65%, 11/04/44(a)	21,932	21,821,215
4.75%, 12/07/46(a)	29,460	29,730,785
4.90%, 11/17/45	24,598	25,323,061
5.38%, 02/07/35	4,124	4,701,719
5.38%, 11/02/43(a)	27,416	29,891,023
5.61%, 01/15/44	29,083	32,666,593
Series M, 3.45%, 02/13/23(a)	32,611	32,662,780
Wells Fargo Bank N.A.
3.55%, 08/14/23 (Call 07/14/23)	15,270	15,471,996
5.85%, 02/01/37(a)	9,756	11,424,101
6.60%, 01/15/38(a)	21,143	26,937,326
Westpac Banking Corp.
2.00%, 08/19/21(a)	2,191	2,134,462
2.50%, 06/28/22(a)	7,729	7,569,051
2.70%, 08/19/26	12,530	11,787,704
2.75%, 01/11/23(a)	3,833	3,765,612
2.80%, 01/11/22(a)	10,847	10,771,484
2.85%, 05/13/26(a)	25,779	24,535,627
3.30%, 02/26/24(e)	11,370	11,327,065
3.35%, 03/08/27(a)	19,137	18,770,274
3.40%, 01/25/28(a)	13,270	13,076,972
3.65%, 05/15/23	6,583	6,674,950

		8,289,500,622

Beverages — 3.2%
Anheuser-Busch Companies LLC/Anheuser-Busch InBev Worldwide Inc.
3.65%, 02/01/26 (Call 11/01/25)(b)	63,698	63,255,668
4.70%, 02/01/36 (Call 08/01/35)(a)(b)	63,786	61,588,528
4.90%, 02/01/46 (Call 08/01/45)(b)	120,773	115,653,191
Anheuser-Busch InBev Finance Inc.
2.63%, 01/17/23	1	491
3.30%, 02/01/23 (Call 12/01/22)	71,215	71,848,457
3.70%, 02/01/24	8,098	8,258,081
4.00%, 01/17/43(a)	4,887	4,115,915
4.63%, 02/01/44	10,541	9,643,511
4.90%, 02/01/46 (Call 08/01/45)(a)	3,125	2,996,525
Anheuser-Busch InBev Worldwide Inc.
3.75%, 07/15/42(a)	5,755	4,732,797
4.00%, 04/13/28 (Call 01/13/28)(a)	36,677	36,449,207
4.15%, 01/23/25 (Call 12/23/24)(a)	28,410	29,338,842
4.38%, 04/15/38 (Call 10/15/37)(a)	18,464	16,998,795
4.44%, 10/06/48 (Call 04/06/48)	21,770	19,536,217
4.60%, 04/15/48 (Call 10/15/47)(a)	27,496	25,269,968
4.75%, 01/23/29 (Call 10/23/28)(a)	35,285	36,840,571
4.75%, 04/15/58 (Call 10/15/57)(a)	18,688	16,917,949
4.90%, 01/23/31 (Call 10/23/30)(a)	10,250	10,737,730
4.95%, 01/15/42	14,319	14,023,705
5.45%, 01/23/39 (Call 07/23/38)	30,000	31,449,027
5.55%, 01/23/49 (Call 07/23/48)	47,215	49,541,378
5.80%, 01/23/59 (Call 07/23/58)	30,407	32,316,186
8.20%, 01/15/39(a)	7,199	9,583,513
Coca-Cola Co. (The)
1.55%, 09/01/21(a)	1,749	1,700,910
2.25%, 09/01/26(a)	14,609	13,554,574
2.50%, 04/01/23(a)	10,084	10,002,167
2.88%, 10/27/25(a)	20,790	20,566,449
3.20%, 11/01/23(a)	16,713	17,019,759

SCHEDULES OF INVESTMENTS

Schedule of Investments (continued) February 28, 2019	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Beverages (continued)
3.30%, 09/01/21(a)	$1,940	$1,967,291
Constellation Brands Inc., 4.25%, 05/01/23(a)	15,889	16,360,191
Diageo Capital PLC, 2.63%, 04/29/23 (Call 01/29/23)	20,175	19,877,403
Diageo Investment Corp., 2.88%, 05/11/22(a)	6,281	6,274,287
Keurig Dr Pepper Inc.
4.06%, 05/25/23 (Call 04/25/23)(a)(b)	17,868	18,070,507
4.42%, 05/25/25 (Call 03/25/25)(b)	6,583	6,695,763
4.60%, 05/25/28 (Call 02/25/28)(a)(b)	32,189	32,425,634
5.09%, 05/25/48 (Call 11/25/47)(a)(b)	14,597	14,176,379
Molson Coors Brewing Co.
2.10%, 07/15/21 (Call 06/15/21)(a)	3,861	3,756,563
3.00%, 07/15/26 (Call 04/15/26)(a)	10,086	9,271,494
4.20%, 07/15/46 (Call 01/15/46)(a)	23,327	19,736,823
5.00%, 05/01/42(a)	13,907	13,238,855
PepsiCo Inc.
1.70%, 10/06/21 (Call 09/06/21)(a)	2,253	2,191,595
2.25%, 05/02/22 (Call 04/02/22)	10,863	10,695,081
2.38%, 10/06/26 (Call 07/06/26)	13,619	12,745,931
2.75%, 03/05/22(a)	2,417	2,417,765
2.75%, 03/01/23(a)	6,883	6,872,962
2.75%, 04/30/25 (Call 01/30/25)(a)	9,389	9,245,520
2.85%, 02/24/26 (Call 11/24/25)(a)	4,621	4,496,308
3.00%, 08/25/21(a)	2,803	2,821,056
3.00%, 10/15/27 (Call 07/15/27)	7,273	7,059,905
3.10%, 07/17/22 (Call 05/17/22)	12,167	12,294,155
3.45%, 10/06/46 (Call 04/06/46)(a)	18,889	17,228,428
3.60%, 03/01/24 (Call 12/01/23)(a)	17,629	18,185,154
4.00%, 03/05/42(a)	11,489	11,479,383
4.00%, 05/02/47 (Call 11/02/46)(a)	12,537	12,463,865
4.45%, 04/14/46 (Call 10/14/45)(a)	20,508	21,893,424

		1,047,881,833

Biotechnology — 2.0%
Amgen Inc.
2.25%, 08/19/23 (Call 06/19/23)(a)	3,348	3,221,343
2.60%, 08/19/26 (Call 05/19/26)(a)	16,517	15,306,104
2.65%, 05/11/22 (Call 04/11/22)(a)	14,150	13,940,110
3.13%, 05/01/25 (Call 02/01/25)(a)	14,496	14,183,610
3.20%, 11/02/27 (Call 08/02/27)(a)	13,029	12,441,150
3.63%, 05/15/22 (Call 02/15/22)	5,606	5,682,862
3.63%, 05/22/24 (Call 02/22/24)(a)	20,232	20,506,690
4.40%, 05/01/45 (Call 11/01/44)	29,127	27,244,991
4.56%, 06/15/48 (Call 12/15/47)(a)	19,235	18,299,400
4.66%, 06/15/51 (Call 12/15/50)(a)	37,881	36,362,389
5.15%, 11/15/41 (Call 05/15/41)	15,654	16,212,890
Baxalta Inc., 4.00%, 06/23/25 (Call 03/23/25)	16,477	16,420,500
Biogen Inc.
3.63%, 09/15/22(a)	12,478	12,655,186
4.05%, 09/15/25 (Call 06/15/25)	18,313	18,617,549
5.20%, 09/15/45 (Call 03/15/45)	16,890	17,635,937
Celgene Corp.
2.75%, 02/15/23 (Call 01/15/23)	12,725	12,411,058
3.25%, 08/15/22	8,974	8,935,082
3.25%, 02/20/23 (Call 01/20/23)	9,255	9,185,774
3.45%, 11/15/27 (Call 08/15/27)	15,218	14,439,354
3.55%, 08/15/22	11,379	11,434,454
3.63%, 05/15/24 (Call 02/15/24)(a)	13,277	13,246,236
3.88%, 08/15/25 (Call 05/15/25)	37,982	38,065,158
3.90%, 02/20/28 (Call 11/20/27)(a)	17,100	16,763,956
4.35%, 11/15/47 (Call 05/15/47)(a)	14,908	13,375,458
4.55%, 02/20/48 (Call 08/20/47)(a)	17,895	16,575,637

Security	Par (000)	Value

Biotechnology (continued)
4.63%, 05/15/44 (Call 11/15/43)(a)	$6,262	$5,846,447
5.00%, 08/15/45 (Call 02/15/45)	23,217	22,857,740
Gilead Sciences Inc.
2.50%, 09/01/23 (Call 07/01/23)	3,705	3,582,934
2.95%, 03/01/27 (Call 12/01/26)	8,619	8,157,504
3.25%, 09/01/22 (Call 07/01/22)	12,803	12,870,796
3.50%, 02/01/25 (Call 11/01/24)(a)	14,903	14,894,942
3.65%, 03/01/26 (Call 12/01/25)(a)	34,619	34,472,354
3.70%, 04/01/24 (Call 01/01/24)	27,636	28,117,286
4.00%, 09/01/36 (Call 03/01/36)(a)	13,347	12,379,759
4.15%, 03/01/47 (Call 09/01/46)(a)	17,183	15,721,985
4.40%, 12/01/21 (Call 09/01/21)(a)	4,703	4,862,667
4.50%, 02/01/45 (Call 08/01/44)(a)	25,776	24,936,311
4.60%, 09/01/35 (Call 03/01/35)	13,501	13,467,230
4.75%, 03/01/46 (Call 09/01/45)(a)	18,551	18,615,665
4.80%, 04/01/44 (Call 10/01/43)	21,671	21,813,415
5.65%, 12/01/41 (Call 06/01/41)(a)	14,978	16,650,451

		662,410,364

Chemicals — 1.2%
Dow Chemical Co. (The)
3.00%, 11/15/22 (Call 08/15/22)(a)	20,461	20,336,935
3.50%, 10/01/24 (Call 07/01/24)(a)	10,093	9,995,499
4.13%, 11/15/21 (Call 08/15/21)(a)	5,029	5,143,574
4.38%, 11/15/42 (Call 05/15/42)(a)	12,745	11,435,240
5.25%, 11/15/41 (Call 05/15/41)(a)	12,540	12,601,188
7.38%, 11/01/29(a)	13,301	16,355,886
9.40%, 05/15/39(a)	11,283	16,479,192
DowDuPont Inc.
4.21%, 11/15/23 (Call 10/15/23)	26,655	27,502,704
4.49%, 11/15/25 (Call 09/15/25)	27,538	28,749,201
4.73%, 11/15/28 (Call 08/15/28)(a)	29,325	30,644,766
5.32%, 11/15/38 (Call 05/15/38)	20,315	21,456,920
5.42%, 11/15/48 (Call 05/15/48)(a)	26,728	28,507,601
Eastman Chemical Co.
3.60%, 08/15/22 (Call 05/15/22)(a)	14,777	14,887,816
3.80%, 03/15/25 (Call 12/15/24)(a)	645	640,920
4.65%, 10/15/44 (Call 04/15/44)(a)	6,669	6,166,915
LYB International Finance BV
4.00%, 07/15/23(a)	12,300	12,395,170
4.88%, 03/15/44 (Call 09/15/43)(a)	10,426	9,786,058
5.25%, 07/15/43	12,227	11,961,389
LYB International Finance II BV, 3.50%, 03/02/27 (Call 12/02/26)(a)	5,497	5,132,289
LyondellBasell Industries NV
4.63%, 02/26/55 (Call 08/26/54)(a)	10,719	9,186,995
5.75%, 04/15/24 (Call 01/15/24)	13,274	14,229,316
6.00%, 11/15/21 (Call 08/17/21)	2,902	3,069,162
Mosaic Co. (The), 4.25%, 11/15/23 (Call 08/15/23)(a)	13,403	13,763,712
Rohm & Haas Co., 7.85%, 07/15/29(a)	12,223	15,256,619
Sherwin-Williams Co. (The)
2.75%, 06/01/22 (Call 05/01/22)(a)	6,667	6,557,258
3.45%, 06/01/27 (Call 03/01/27)(a)	26,638	25,344,888
4.50%, 06/01/47 (Call 12/01/46)(a)	7,726	7,199,353

		384,786,566

Commercial Services — 0.2%
Automatic Data Processing Inc., 3.38%, 09/15/25 (Call 06/15/25)(a)	15,797	16,094,715

2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) February 28, 2019	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Commercial Services (continued)
Ecolab Inc.
2.70%, 11/01/26 (Call 08/01/26)	$11,712	$11,104,725
3.95%, 12/01/47 (Call 06/01/47)	301	292,437
4.35%, 12/08/21(a)	5,586	5,786,422
5.50%, 12/08/41(a)	703	817,680
IHS Markit Ltd., 4.75%, 08/01/28 (Call 05/01/28)	1,155	1,164,185
S&P Global Inc., 4.40%, 02/15/26 (Call 11/15/25)	15,518	16,198,317
Total System Services Inc., 4.80%, 04/01/26 (Call 01/01/26)(a)	4,094	4,195,579

		55,654,060

Computers — 3.1%
Apple Inc.
1.55%, 08/04/21 (Call 07/04/21)(a)	2,980	2,897,168
2.10%, 09/12/22 (Call 08/12/22)	5,681	5,552,361
2.15%, 02/09/22	13,633	13,414,636
2.30%, 05/11/22 (Call 04/11/22)	13,309	13,111,600
2.40%, 01/13/23 (Call 12/13/22)(a)	3,959	3,894,779
2.40%, 05/03/23(a)	62,905	61,699,935
2.45%, 08/04/26 (Call 05/04/26)	27,029	25,602,493
2.50%, 02/09/22 (Call 01/09/22)	7,048	7,003,491
2.50%, 02/09/25(a)	18,975	18,361,612
2.70%, 05/13/22(a)	15,241	15,198,456
2.75%, 01/13/25 (Call 11/13/24)	16,901	16,588,200
2.85%, 02/23/23 (Call 12/23/22)(a)	18,593	18,595,534
2.85%, 05/11/24 (Call 03/11/24)(a)	17,419	17,296,935
2.90%, 09/12/27 (Call 06/12/27)(a)	24,510	23,658,224
3.00%, 02/09/24 (Call 12/09/23)	26,084	26,100,143
3.00%, 06/20/27 (Call 03/20/27)(a)	9,196	8,957,896
3.00%, 11/13/27 (Call 08/13/27)	10,849	10,541,865
3.20%, 05/13/25(a)	24,114	24,207,507
3.20%, 05/11/27 (Call 02/11/27)(a)	17,862	17,639,984
3.25%, 02/23/26 (Call 11/23/25)(a)	32,120	32,139,796
3.35%, 02/09/27 (Call 11/09/26)(a)	20,326	20,298,316
3.45%, 05/06/24(a)	29,089	29,708,052
3.45%, 02/09/45	17,844	16,111,058
3.75%, 09/12/47 (Call 03/12/47)	20,911	19,749,800
3.75%, 11/13/47 (Call 05/13/47)(a)	12,845	12,142,769
3.85%, 05/04/43	38,318	37,039,049
3.85%, 08/04/46 (Call 02/04/46)	20,507	19,727,164
4.25%, 02/09/47 (Call 08/09/46)(a)	17,847	18,231,713
4.38%, 05/13/45	26,109	27,044,984
4.45%, 05/06/44	14,428	15,147,979
4.50%, 02/23/36 (Call 08/23/35)(a)	20,874	22,404,492
4.65%, 02/23/46 (Call 08/23/45)(a)	49,001	52,628,897
Dell International LLC/EMC Corp.
4.42%, 06/15/21 (Call 05/15/21)(b)	3,199	3,249,978
5.45%, 06/15/23 (Call 04/15/23)(a)(b)	31,194	32,775,470
6.02%, 06/15/26 (Call 03/15/26)(a)(b)	62,066	65,831,668
8.10%, 07/15/36 (Call 01/15/36)(a)(b)	20,765	23,744,402
8.35%, 07/15/46 (Call 01/15/46)(b)	22,504	26,312,746
Hewlett Packard Enterprise Co.
4.40%, 10/15/22 (Call 08/15/22)	17,643	18,270,584
4.90%, 10/15/25 (Call 07/15/25)(a)	34,092	35,452,053
6.20%, 10/15/35 (Call 04/15/35)(a)	4,659	4,798,945
6.35%, 10/15/45 (Call 04/15/45)	15,922	16,091,388
HP Inc., 6.00%, 09/15/41(a)	12,434	12,620,013
IBM Credit LLC, 3.00%, 02/06/23(a)	12,521	12,462,375
International Business Machines Corp.
1.88%, 08/01/22(a)	12,834	12,348,524
2.88%, 11/09/22(a)	10,737	10,660,097

Security	Par (000)	Value

Computers (continued)
3.38%, 08/01/23(a)	$16,857	$16,980,415
3.45%, 02/19/26(a)	15,271	15,281,568
3.63%, 02/12/24(a)	20,897	21,254,880
4.00%, 06/20/42(a)	16,175	15,359,985
Seagate HDD Cayman
4.25%, 03/01/22 (Call 02/01/22)	2,608	2,602,703
4.75%, 06/01/23(a)	12,123	12,158,394
4.75%, 01/01/25(a)	14,072	13,544,300

		1,024,497,376

Cosmetics & Personal Care — 0.4%
Procter & Gamble Co. (The)
1.70%, 11/03/21(a)	3,759	3,667,574
2.15%, 08/11/22(a)	13,069	12,829,526
2.30%, 02/06/22(a)	10,101	9,996,462
2.45%, 11/03/26(a)	4,069	3,873,025
2.85%, 08/11/27(a)	12,936	12,633,789
3.10%, 08/15/23(a)	15,516	15,773,455
5.55%, 03/05/37	765	946,257
Unilever Capital Corp.
2.20%, 05/05/22 (Call 04/05/22)(a)	3,494	3,420,010
2.90%, 05/05/27 (Call 02/05/27)(a)	16,869	16,229,321
3.50%, 03/22/28 (Call 12/22/27)(a)	16,739	16,823,252
5.90%, 11/15/32(a)	19,505	23,838,391

		120,031,062

Diversified Financial Services — 3.1%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
3.50%, 01/15/25 (Call 11/15/24)(a)	8,199	7,733,162
3.65%, 07/21/27 (Call 04/21/27)	16,822	15,172,161
3.95%, 02/01/22 (Call 01/01/22)(a)	1,450	1,454,224
5.00%, 10/01/21	4,451	4,572,079
Air Lease Corp., 3.00%, 09/15/23 (Call 07/15/23)(a)	11,298	10,807,435
American Express Co.
2.50%, 08/01/22 (Call 07/01/22)(a)	24,456	23,956,670
2.65%, 12/02/22(a)	20,654	20,325,331
3.00%, 10/30/24 (Call 09/29/24)(a)	31,394	30,701,247
3.40%, 02/27/23 (Call 01/27/23)(a)	13,147	13,220,923
3.40%, 02/22/24 (Call 01/22/24)	12,335	12,368,010
3.70%, 08/03/23 (Call 07/03/23)(a)	10,013	10,195,798
4.05%, 12/03/42	14,164	13,930,399
4.20%, 11/06/25 (Call 10/06/25)(a)	12,599	13,085,024
American Express Credit Corp.
2.70%, 03/03/22 (Call 01/31/22)(a)	15,221	15,129,590
3.30%, 05/03/27 (Call 04/03/27)(a)	28,006	27,749,118
Ameriprise Financial Inc., 4.00%, 10/15/23(a)	11,012	11,322,712
Brookfield Finance Inc., 4.70%, 09/20/47 (Call 03/20/47)	18,615	16,919,978
Brookfield Finance LLC, 4.00%, 04/01/24 (Call 02/01/24)(a)	14,315	14,306,802
Capital One Bank USA N.A., 3.38%, 02/15/23(a)	19,097	18,808,696
Capital One Financial Corp.
3.05%, 03/09/22 (Call 02/09/22)(a)	3,822	3,793,958
3.20%, 01/30/23 (Call 12/30/22)	26,720	26,333,188
3.20%, 02/05/25 (Call 01/05/25)(a)	6,607	6,342,084
3.30%, 10/30/24 (Call 09/30/24)	18,080	17,481,436
3.50%, 06/15/23(a)	7,443	7,375,673
3.75%, 04/24/24 (Call 03/24/24)(a)	3,725	3,723,427
3.75%, 07/28/26 (Call 06/28/26)(a)	27,372	26,014,305
3.75%, 03/09/27 (Call 02/09/27)(a)	30,326	29,121,739

SCHEDULES OF INVESTMENTS

Schedule of Investments (continued) February 28, 2019	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Diversified Financial Services (continued)
3.80%, 01/31/28 (Call 12/31/27)(a)	$12,581	$12,059,567
3.90%, 01/29/24 (Call 12/29/23)(a)	4,295	4,323,620
4.20%, 10/29/25 (Call 09/29/25)(a)	20,973	20,941,459
4.25%, 04/30/25 (Call 03/31/25)(a)	7,432	7,531,890
Charles Schwab Corp. (The)
2.65%, 01/25/23 (Call 12/25/22)(a)	5,916	5,837,055
3.85%, 05/21/25 (Call 03/21/25)(a)	18,348	18,880,624
CME Group Inc.
3.00%, 09/15/22	4,450	4,459,400
3.00%, 03/15/25 (Call 12/15/24)(a)	8,844	8,734,825
5.30%, 09/15/43 (Call 03/15/43)(a)	11,298	13,449,389
Discover Financial Services, 4.10%, 02/09/27 (Call 11/09/26)(a)	18,552	17,981,815
GE Capital International Funding Co. Unlimited Co.
3.37%, 11/15/25(a)	19,093	18,374,217
4.42%, 11/15/35	133,771	120,728,608
Intercontinental Exchange Inc.
3.75%, 12/01/25 (Call 09/01/25)	16,987	17,373,634
3.75%, 09/21/28 (Call 06/21/28)	2,090	2,119,570
4.00%, 10/15/23(a)	6,497	6,724,188
4.25%, 09/21/48 (Call 03/21/48)	13,244	13,413,087
International Lease Finance Corp., 5.88%, 08/15/22(a)	8,034	8,476,804
Jefferies Financial Group Inc., 5.50%, 10/18/23 (Call 01/18/23)(a)	5,606	5,836,210
Jefferies Group LLC/Jefferies Group Capital Finance Inc.
4.15%, 01/23/30	5,371	4,711,696
4.85%, 01/15/27	17,137	16,665,340
Mastercard Inc.
2.95%, 11/21/26 (Call 08/21/26)(a)	13,512	13,243,054
3.38%, 04/01/24(a)	17,914	18,291,534
ORIX Corp., 2.90%, 07/18/22(a)	1,656	1,632,362
Synchrony Financial
3.70%, 08/04/26 (Call 05/04/26)	329	299,901
3.75%, 08/15/21 (Call 06/15/21)(a)	1,610	1,613,526
3.95%, 12/01/27 (Call 09/01/27)	29,312	26,844,598
4.25%, 08/15/24 (Call 05/15/24)(a)	4,696	4,593,430
4.50%, 07/23/25 (Call 04/23/25)(a)	9,541	9,340,035
TD Ameritrade Holding Corp.
2.95%, 04/01/22 (Call 02/01/22)	6,274	6,269,787
3.30%, 04/01/27 (Call 01/01/27)	10,696	10,443,355
Visa Inc.
2.15%, 09/15/22 (Call 08/15/22)(a)	14,676	14,362,032
2.75%, 09/15/27 (Call 06/15/27)(a)	4,153	3,998,785
2.80%, 12/14/22 (Call 10/14/22)(a)	18,535	18,508,866
3.15%, 12/14/25 (Call 09/14/25)	44,221	44,315,708
3.65%, 09/15/47 (Call 03/15/47)(a)	19,145	18,160,838
4.15%, 12/14/35 (Call 06/14/35)	19,650	20,542,187
4.30%, 12/14/45 (Call 06/14/45)	47,670	49,959,843

		992,988,008

Electric — 1.7%
Berkshire Hathaway Energy Co.
3.80%, 07/15/48 (Call 01/15/48)(a)	4,028	3,673,116
4.45%, 01/15/49 (Call 07/15/48)	15,764	15,854,187
4.50%, 02/01/45 (Call 08/01/44)(a)	11,965	12,205,491
5.15%, 11/15/43 (Call 05/15/43)(a)	11,671	12,842,528
6.13%, 04/01/36(a)	19,520	23,667,908
Commonwealth Edison Co., 4.00%, 03/01/48 (Call 09/01/47)	1,395	1,362,747

Security	Par (000)	Value

Electric (continued)
Consolidated Edison Co. of New York Inc.
4.45%, 03/15/44 (Call 09/15/43)	$15,161	$15,398,987
4.63%, 12/01/54 (Call 06/01/54)(a)	12,210	12,223,200
Dominion Energy Inc., 3.90%, 10/01/25 (Call 07/01/25)(a)	17,739	17,845,583
Duke Energy Carolinas LLC
3.88%, 03/15/46 (Call 09/15/45)(a)	597	572,660
5.30%, 02/15/40(a)	4,091	4,730,130
Duke Energy Corp.
1.80%, 09/01/21 (Call 08/01/21)(a)	3,872	3,748,677
2.65%, 09/01/26 (Call 06/01/26)(a)	17,091	15,923,485
3.15%, 08/15/27 (Call 05/15/27)(a)	3,188	3,047,353
3.75%, 04/15/24 (Call 01/15/24)(a)	10,229	10,380,854
3.75%, 09/01/46 (Call 03/01/46)(a)	30,477	27,299,349
Duke Energy Florida LLC, 6.40%, 06/15/38(a)	7,465	9,566,760
Emera U.S. Finance LP
2.70%, 06/15/21 (Call 05/15/21)	277	272,029
3.55%, 06/15/26 (Call 03/15/26)(a)	13,248	12,675,217
4.75%, 06/15/46 (Call 12/15/45)(a)	5,950	5,816,040
Entergy Corp., 2.95%, 09/01/26 (Call 06/01/26)(a)	12,376	11,586,739
Exelon Corp.
3.40%, 04/15/26 (Call 01/15/26)(a)	4,542	4,403,336
3.50%, 06/01/22 (Call 05/01/22)	4,838	4,810,861
3.95%, 06/15/25 (Call 03/15/25)(a)	15,713	15,778,199
4.45%, 04/15/46 (Call 10/15/45)(a)	12,060	11,735,576
Exelon Generation Co. LLC
5.60%, 06/15/42 (Call 12/15/41)(a)	14,055	13,897,349
6.25%, 10/01/39(a)	15,785	16,723,060
FirstEnergy Corp.
Series B, 3.90%, 07/15/27 (Call 04/15/27)(a)	18,554	18,347,240
Series B, 4.25%, 03/15/23 (Call 12/15/22)(a)	10,984	11,228,257
Series C, 4.85%, 07/15/47 (Call 01/15/47)(a)	6,585	6,777,202
Series C, 7.38%, 11/15/31(a)	22,565	29,059,083
Florida Power & Light Co., 3.95%, 03/01/48 (Call 09/01/47)	1,275	1,265,124
Fortis Inc./Canada, 3.06%, 10/04/26 (Call 07/04/26)(a)	13,446	12,533,105
Georgia Power Co., 4.30%, 03/15/42	12,737	12,013,666
MidAmerican Energy Co., 4.25%, 07/15/49 (Call 01/15/49)	855	875,980
NextEra Energy Capital Holdings Inc., 3.55%, 05/01/27 (Call 02/01/27)(a)	18,662	18,181,638
Sempra Energy
2.90%, 02/01/23 (Call 01/01/23)	1,385	1,340,073
3.25%, 06/15/27 (Call 03/15/27)(a)	14,173	13,203,144
3.40%, 02/01/28 (Call 11/01/27)(a)	11,040	10,389,351
3.80%, 02/01/38 (Call 08/01/37)	13,739	12,095,653
4.00%, 02/01/48 (Call 08/01/47)(a)	16,364	14,379,695
6.00%, 10/15/39	4,334	4,918,174
Southern California Edison Co.
4.00%, 04/01/47 (Call 10/01/46)(a)	13,456	12,119,025
4.65%, 10/01/43 (Call 04/01/43)	9,573	9,429,405
Series C, 4.13%, 03/01/48 (Call 09/01/47)	10,635	9,794,819
Southern Co. (The)
2.95%, 07/01/23 (Call 05/01/23)(a)	15,608	15,318,094
3.25%, 07/01/26 (Call 04/01/26)	26,892	25,609,122
4.40%, 07/01/46 (Call 01/01/46)	18,212	17,425,710
Virginia Electric & Power Co.
Series A, 3.15%, 01/15/26 (Call 10/15/25)	9,755	9,571,107
Series A, 3.50%, 03/15/27 (Call 12/15/26)(a)	8,749	8,681,425

		562,597,513

2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) February 28, 2019	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electronics — 0.1%
Fortive Corp., 3.15%, 06/15/26 (Call 03/15/26)	$15,992	$15,213,620
Honeywell International Inc.
1.85%, 11/01/21 (Call 10/01/21)(a)	6,594	6,447,613
2.50%, 11/01/26 (Call 08/01/26)(a)	16,304	15,570,439

		37,231,672

Environmental Control — 0.1%
Republic Services Inc.
3.55%, 06/01/22 (Call 03/01/22)(a)	10,933	11,086,172
3.95%, 05/15/28 (Call 02/15/28)(a)	11,234	11,494,020
Waste Management Inc.
3.15%, 11/15/27 (Call 08/15/27)(a)	17,291	16,751,677
4.10%, 03/01/45 (Call 09/01/44)(a)	4,962	4,829,225

		44,161,094

Food — 1.8%
Campbell Soup Co.
3.65%, 03/15/23 (Call 02/15/23)(a)	11,886	11,795,921
3.95%, 03/15/25 (Call 01/15/25)(a)	3,971	3,886,611
4.15%, 03/15/28 (Call 12/15/27)(a)	14,512	13,881,471
4.80%, 03/15/48 (Call 09/15/47)	3,003	2,624,186
Conagra Brands Inc.
3.20%, 01/25/23 (Call 10/25/22)(a)	10,578	10,374,586
4.30%, 05/01/24 (Call 04/01/24)(a)	11,695	11,856,956
4.60%, 11/01/25 (Call 09/01/25)	13,069	13,268,629
4.85%, 11/01/28 (Call 08/01/28)(a)	12,814	12,827,465
5.30%, 11/01/38 (Call 05/01/38)(a)	16,312	15,496,085
5.40%, 11/01/48 (Call 05/01/48)(a)	13,777	12,919,748
General Mills Inc.
3.15%, 12/15/21 (Call 09/15/21)(a)	4,736	4,750,057
3.20%, 02/10/27 (Call 11/10/26)(a)	9,917	9,291,734
3.70%, 10/17/23 (Call 09/17/23)(a)	9,024	9,110,924
4.00%, 04/17/25 (Call 02/17/25)(a)	5,713	5,770,313
4.20%, 04/17/28 (Call 01/17/28)(a)	20,519	20,697,938
JM Smucker Co. (The)
3.50%, 10/15/21(a)	3,371	3,395,150
3.50%, 03/15/25	14,195	13,930,380
Kellogg Co.
3.25%, 04/01/26(a)	10,782	10,184,857
Series B, 7.45%, 04/01/31(a)	1,687	2,121,929
Kraft Heinz Foods Co.
3.00%, 06/01/26 (Call 03/01/26)(a)	23,937	22,096,898
3.50%, 06/06/22	23,047	22,980,491
3.50%, 07/15/22 (Call 05/15/22)(a)	15,564	15,510,398
3.95%, 07/15/25 (Call 04/15/25)(a)	29,244	28,906,741
4.00%, 06/15/23 (Call 05/15/23)(a)	20,843	21,081,729
4.38%, 06/01/46 (Call 12/01/45)(a)	33,593	27,848,913
4.63%, 01/30/29 (Call 10/30/28)(a)	13,961	13,995,344
5.00%, 07/15/35 (Call 01/15/35)(a)	17,337	16,494,970
5.00%, 06/04/42(a)	22,990	20,846,895
5.20%, 07/15/45 (Call 01/15/45)	16,210	15,201,318
6.50%, 02/09/40(a)	4,179	4,429,955
6.88%, 01/26/39(a)	11,765	12,940,785
Kroger Co. (The)
2.65%, 10/15/26 (Call 07/15/26)(a)	13,999	12,587,638
4.45%, 02/01/47 (Call 08/01/46)(a)	12,416	10,932,603
McCormick & Co. Inc./MD
2.70%, 08/15/22 (Call 07/15/22)(a)	4,707	4,600,252
3.40%, 08/15/27 (Call 05/15/27)	6,386	6,078,847
Mondelez International Inc., 3.63%, 05/07/23 (Call 04/07/23)	3,818	3,857,131

Security	Par (000)	Value

Food (continued)
Sysco Corp.
3.25%, 07/15/27 (Call 04/15/27)(a)	$10,234	$9,803,071
3.30%, 07/15/26 (Call 04/15/26)	14,761	14,250,483
3.75%, 10/01/25 (Call 07/01/25)	10,199	10,247,400
Tyson Foods Inc.
3.55%, 06/02/27 (Call 03/02/27)(a)	10,993	10,560,816
3.95%, 08/15/24 (Call 05/15/24)(a)	17,264	17,388,833
4.00%, 03/01/26 (Call 01/01/26)(a)	10,925	10,948,215
4.35%, 03/01/29 (Call 12/01/28)(a)	15,510	15,609,673
4.50%, 06/15/22 (Call 03/15/22)(a)	12,452	12,847,026
4.55%, 06/02/47 (Call 12/02/46)(a)	8,933	7,972,978
5.10%, 09/28/48 (Call 03/28/48)	15,760	15,269,546

		573,473,889

Forest Products & Paper — 0.2%
International Paper Co.
3.00%, 02/15/27 (Call 11/15/26)(a)	14,176	13,277,310
3.65%, 06/15/24 (Call 03/15/24)(a)	11,550	11,686,873
4.35%, 08/15/48 (Call 02/15/48)(a)	16,102	14,246,389
4.40%, 08/15/47 (Call 02/15/47)	15,047	13,445,802
4.75%, 02/15/22 (Call 11/15/21)	4,057	4,221,148
4.80%, 06/15/44 (Call 12/15/43)	9,260	8,826,006
7.30%, 11/15/39(a)	1,042	1,261,916

		66,965,444

Gas — 0.1%
Atmos Energy Corp., 4.13%, 10/15/44 (Call 04/15/44)(a)	3,821	3,780,486
NiSource Inc.
3.49%, 05/15/27 (Call 02/15/27)(a)	15,926	15,431,606
3.95%, 03/30/48 (Call 09/30/47)(a)	5,821	5,260,485
4.38%, 05/15/47 (Call 11/15/46)	12,668	12,230,574
4.80%, 02/15/44 (Call 08/15/43)(a)	12,672	12,744,106

		49,447,257

Health Care – Products — 1.8%
Abbott Laboratories
2.55%, 03/15/22(a)	4,880	4,818,655
2.90%, 11/30/21 (Call 10/30/21)(a)	13,660	13,645,384
2.95%, 03/15/25 (Call 12/15/24)(a)	13,633	13,388,559
3.40%, 11/30/23 (Call 09/30/23)	9,549	9,642,168
3.75%, 11/30/26 (Call 08/30/26)	7,975	8,086,111
4.75%, 11/30/36 (Call 05/30/36)(a)	33,335	35,728,400
4.90%, 11/30/46 (Call 05/30/46)(a)	34,677	37,855,896
Becton Dickinson and Co.
2.89%, 06/06/22 (Call 05/06/22)	24,759	24,493,470
3.13%, 11/08/21(a)	5,083	5,055,003
3.36%, 06/06/24 (Call 04/06/24)	25,094	24,709,670
3.70%, 06/06/27 (Call 03/06/27)	32,440	31,540,202
3.73%, 12/15/24 (Call 09/15/24)(a)	14,812	14,825,310
4.67%, 06/06/47 (Call 12/06/46)(a)	10,580	10,490,787
4.69%, 12/15/44 (Call 06/15/44)	6,006	5,867,102
Boston Scientific Corp.
3.45%, 03/01/24 (Call 02/01/24)	5,000	5,012,282
3.75%, 03/01/26 (Call 01/01/26)	10,000	10,014,199
3.85%, 05/15/25(a)	15,075	15,270,948
4.00%, 03/01/28 (Call 12/01/27)(a)	13,454	13,480,638
4.00%, 03/01/29 (Call 12/01/28)	8,250	8,225,655
4.55%, 03/01/39 (Call 09/01/38)	10,200	10,194,351
4.70%, 03/01/49 (Call 09/01/48)	10,465	10,429,024
Medtronic Global Holdings SCA, 3.35%, 04/01/27 (Call 01/01/27)	16,164	16,111,462

SCHEDULES OF INVESTMENTS

Schedule of Investments (continued) February 28, 2019	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health Care – Products (continued)
Medtronic Inc.
3.15%, 03/15/22	$15,408	$15,508,805
3.50%, 03/15/25	46,543	47,231,534
3.63%, 03/15/24 (Call 12/15/23)(a)	3,917	4,015,155
4.38%, 03/15/35(a)	20,557	21,656,339
4.63%, 03/15/45	50,595	55,390,698
Stryker Corp.
3.38%, 11/01/25 (Call 08/01/25)	3,122	3,102,202
3.50%, 03/15/26 (Call 12/15/25)	10,312	10,248,970
4.63%, 03/15/46 (Call 09/15/45)	10,061	10,277,808
Thermo Fisher Scientific Inc.
2.95%, 09/19/26 (Call 06/19/26)	21,792	20,564,267
3.00%, 04/15/23 (Call 02/15/23)(a)	9,875	9,727,753
3.15%, 01/15/23 (Call 10/15/22)(a)	5,713	5,688,022
3.20%, 08/15/27 (Call 05/15/27)	12,379	11,746,865
3.30%, 02/15/22(a)	4,255	4,270,406
4.10%, 08/15/47 (Call 02/15/47)(a)	6,003	5,631,399
4.15%, 02/01/24 (Call 11/01/23)(a)	13,642	14,089,867
Zimmer Biomet Holdings Inc.
3.15%, 04/01/22 (Call 02/01/22)(a)	2,898	2,869,154
3.55%, 04/01/25 (Call 01/01/25)(a)	21,768	21,127,207

		592,031,727

Health Care – Services — 2.1%
Aetna Inc.
2.75%, 11/15/22 (Call 08/15/22)	10,552	10,313,329
2.80%, 06/15/23 (Call 04/15/23)	21,194	20,637,874
3.50%, 11/15/24 (Call 08/15/24)	16,055	15,854,404
3.88%, 08/15/47 (Call 02/15/47)(a)	7,065	5,865,155
6.63%, 06/15/36	10,318	12,030,533
Anthem Inc.
2.95%, 12/01/22 (Call 11/01/22)	11,073	10,978,803
3.13%, 05/15/22(a)	8,481	8,457,529
3.30%, 01/15/23(a)	17,565	17,589,089
3.35%, 12/01/24 (Call 10/01/24)(a)	12,435	12,322,432
3.50%, 08/15/24 (Call 05/15/24)	14,463	14,428,604
3.65%, 12/01/27 (Call 09/01/27)(a)	19,404	19,061,069
4.10%, 03/01/28 (Call 12/01/27)(a)	13,173	13,295,347
4.38%, 12/01/47 (Call 06/01/47)	17,969	17,221,459
4.55%, 03/01/48 (Call 09/01/47)(a)	9,002	8,851,548
4.63%, 05/15/42(a)	10,882	10,764,593
4.65%, 01/15/43	10,666	10,622,342
4.65%, 08/15/44 (Call 02/15/44)	10,138	10,075,490
5.85%, 01/15/36(a)	553	623,375
Cigna Holding Co.
3.05%, 10/15/27 (Call 07/15/27)	1,407	1,297,223
3.25%, 04/15/25 (Call 01/15/25)(a)	14,920	14,515,004
3.88%, 10/15/47 (Call 04/15/47)	5,111	4,317,377
4.00%, 02/15/22 (Call 11/15/21)(a)	3,945	4,015,843
HCA Inc.
4.50%, 02/15/27 (Call 08/15/26)(a)	14,000	14,109,480
4.75%, 05/01/23(a)	15,111	15,645,778
5.00%, 03/15/24	20,915	21,866,005
5.25%, 04/15/25	17,545	18,594,366
5.25%, 06/15/26 (Call 12/15/25)(a)	17,855	18,855,416
5.50%, 06/15/47 (Call 12/15/46)	19,384	20,143,853
Humana Inc., 4.95%, 10/01/44 (Call 04/01/44)(a)	9,418	9,668,795
Kaiser Foundation Hospitals, 4.15%, 05/01/47 (Call 11/01/46)	12,094	12,204,300

Security	Par (000)	Value

Health Care – Services (continued)
Laboratory Corp. of America Holdings
3.60%, 02/01/25 (Call 11/01/24)(a)	$19,695	$19,238,864
4.70%, 02/01/45 (Call 08/01/44)(a)	7,476	6,991,898
UnitedHealth Group Inc.
2.38%, 10/15/22	15,743	15,462,661
2.88%, 12/15/21(a)	5,772	5,768,523
2.88%, 03/15/22 (Call 12/15/21)(a)	12,037	12,041,585
2.88%, 03/15/23	5,009	4,984,415
2.95%, 10/15/27	13,811	13,244,662
3.10%, 03/15/26(a)	13,498	13,233,038
3.35%, 07/15/22(a)	9,654	9,778,047
3.38%, 04/15/27(a)	1,619	1,605,832
3.45%, 01/15/27(a)	8,133	8,138,617
3.50%, 06/15/23(a)	6,082	6,185,460
3.50%, 02/15/24	14,948	15,186,868
3.75%, 07/15/25	30,478	31,292,360
3.75%, 10/15/47 (Call 04/15/47)(a)	15,610	14,617,569
3.85%, 06/15/28(a)	14,077	14,427,323
4.20%, 01/15/47 (Call 07/15/46)	13,428	13,469,204
4.25%, 03/15/43 (Call 09/15/42)(a)	16,203	16,457,510
4.25%, 04/15/47 (Call 10/15/46)	1,509	1,528,594
4.25%, 06/15/48 (Call 12/15/47)(a)	18,690	18,918,573
4.45%, 12/15/48 (Call 06/15/48)(a)	2,012	2,098,469
4.63%, 07/15/35(a)	10,848	11,779,121
4.75%, 07/15/45(a)	24,042	26,117,411
5.80%, 03/15/36(a)	10,836	13,032,558
6.88%, 02/15/38(a)	14,085	18,695,636

		688,521,213

Housewares — 0.2%
Newell Brands Inc.
3.85%, 04/01/23 (Call 02/01/23)	23,493	22,916,747
4.20%, 04/01/26 (Call 01/01/26)	31,486	29,517,416
5.50%, 04/01/46 (Call 10/01/45)	1,000	868,529

		53,302,692

Insurance — 2.1%
Aflac Inc., 3.63%, 11/15/24(a)	8,465	8,631,688
American International Group Inc.
3.75%, 07/10/25 (Call 04/10/25)	16,812	16,557,451
3.88%, 01/15/35 (Call 07/15/34)	11,837	10,480,202
3.90%, 04/01/26 (Call 01/01/26)(a)	16,670	16,345,555
4.13%, 02/15/24	17,682	18,021,003
4.20%, 04/01/28 (Call 01/01/28)(a)	11,906	11,759,868
4.38%, 01/15/55 (Call 07/15/54)	7,723	6,545,870
4.50%, 07/16/44 (Call 01/16/44)(a)	24,656	22,640,288
4.75%, 04/01/48 (Call 10/01/47)(a)	12,875	12,304,330
4.80%, 07/10/45 (Call 01/10/45)(a)	16,664	15,964,769
4.88%, 06/01/22(a)	2,461	2,580,534
6.25%, 05/01/36(a)	9,437	10,538,103
Aon PLC, 3.88%, 12/15/25 (Call 09/15/25)(a)	15,430	15,691,579
Athene Holding Ltd., 4.13%, 01/12/28 (Call 10/12/27)	13,213	12,339,346
AXA Equitable Holdings Inc.
3.90%, 04/20/23 (Call 03/20/23)	12,607	12,725,159
4.35%, 04/20/28 (Call 01/20/28)(a)	16,983	16,776,268
5.00%, 04/20/48 (Call 10/20/47)	11,548	10,792,493
Berkshire Hathaway Finance Corp.
3.00%, 05/15/22(a)	4,985	5,021,109
4.20%, 08/15/48 (Call 02/15/48)(a)	35,235	35,391,465
4.25%, 01/15/49 (Call 07/15/48)	7,905	8,011,631
5.75%, 01/15/40(a)	2,658	3,212,677

2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) February 28, 2019	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Insurance (continued)
Berkshire Hathaway Inc.
2.75%, 03/15/23 (Call 01/15/23)(a)	$23,256	$23,201,972
3.13%, 03/15/26 (Call 12/15/25)(a)	31,880	31,501,734
4.50%, 02/11/43(a)	12,846	13,579,313
Brighthouse Financial Inc.
3.70%, 06/22/27 (Call 03/22/27)(a)	18,233	16,369,899
4.70%, 06/22/47 (Call 12/22/46)	17,095	13,526,253
Chubb Corp. (The), 6.00%, 05/11/37(a)	12,079	14,893,094
Chubb INA Holdings Inc.
2.88%, 11/03/22 (Call 09/03/22)(a)	8,741	8,735,213
3.15%, 03/15/25(a)	11,585	11,482,353
3.35%, 05/03/26 (Call 02/03/26)	10,409	10,364,426
4.35%, 11/03/45 (Call 05/03/45)(a)	13,643	14,263,080
Manulife Financial Corp.
4.15%, 03/04/26(a)	12,429	12,833,501
5.38%, 03/04/46(a)	12,134	13,509,086
Marsh & McLennan Companies Inc.
3.88%, 03/15/24 (Call 02/15/24)(a)	10,200	10,430,123
4.38%, 03/15/29 (Call 12/15/28)(a)	10,000	10,313,781
4.90%, 03/15/49 (Call 09/15/48)	10,415	10,967,702
MetLife Inc.
3.60%, 04/10/24(a)	12,049	12,317,532
4.05%, 03/01/45(a)	7,469	7,079,196
4.13%, 08/13/42(a)	8,579	8,254,951
4.60%, 05/13/46 (Call 11/13/45)(a)	5,599	5,764,439
4.88%, 11/13/43	14,405	15,408,098
5.70%, 06/15/35(a)	11,550	13,438,338
5.88%, 02/06/41(a)	7,977	9,591,575
6.38%, 06/15/34(a)	9,028	11,177,440
Series D, 4.37%, 09/15/23	15,127	15,914,549
Progressive Corp. (The), 4.13%, 04/15/47 (Call 10/15/46)	11,889	11,845,989
Prudential Financial Inc.
3.91%, 12/07/47 (Call 06/07/47)(a)	9,507	8,770,597
3.94%, 12/07/49 (Call 06/07/49)	11,758	10,942,772
4.35%, 02/25/50 (Call 08/25/49)(a)	5,525	5,462,262
4.60%, 05/15/44(a)	17,192	17,591,346
5.70%, 12/14/36(a)	7,704	8,871,225
Travelers Companies Inc. (The)
5.35%, 11/01/40	9,331	10,877,106
6.25%, 06/15/37(a)	11,340	14,253,984

		675,864,317

Internet — 1.2%
Alphabet Inc.
2.00%, 08/15/26 (Call 05/15/26)	23,080	21,375,895
3.38%, 02/25/24(a)	17,147	17,591,063
Amazon.com Inc.
2.40%, 02/22/23 (Call 01/22/23)(a)	17,626	17,311,057
2.50%, 11/29/22 (Call 08/29/22)(a)	19,259	19,075,371
2.80%, 08/22/24 (Call 06/22/24)	23,957	23,691,583
3.15%, 08/22/27 (Call 05/22/27)(a)	45,513	44,878,835
3.30%, 12/05/21 (Call 10/05/21)	2,973	3,015,424
3.80%, 12/05/24 (Call 09/05/24)(a)	9,400	9,798,126
3.88%, 08/22/37 (Call 02/22/37)(a)	33,168	33,025,978
4.05%, 08/22/47 (Call 02/22/47)(a)	43,953	44,081,154
4.25%, 08/22/57 (Call 02/22/57)(a)	13,290	13,442,158
4.80%, 12/05/34 (Call 06/05/34)(a)	28,374	31,639,907
4.95%, 12/05/44 (Call 06/05/44)(a)	14,858	16,867,473
5.20%, 12/03/25 (Call 09/03/25)	7,140	8,018,259

Security	Par (000)	Value

Internet (continued)
Booking Holdings Inc., 3.60%, 06/01/26 (Call 03/01/26)(a)	$16,131	$15,812,950
eBay Inc.
2.60%, 07/15/22 (Call 04/15/22)(a)	11,971	11,715,047
2.75%, 01/30/23 (Call 12/30/22)(a)	12,319	11,991,336
3.45%, 08/01/24 (Call 05/01/24)(a)	6,879	6,817,283
3.60%, 06/05/27 (Call 03/05/27)(a)	12,917	12,309,813
3.80%, 03/09/22 (Call 02/09/22)	10,520	10,667,301
4.00%, 07/15/42 (Call 01/15/42)(a)	5,948	4,761,666
Expedia Group Inc.
3.80%, 02/15/28 (Call 11/15/27)	10,505	9,933,003
5.00%, 02/15/26 (Call 11/15/25)	7,312	7,576,823

		395,397,505

Machinery — 0.4%
ABB Finance USA Inc.
2.88%, 05/08/22(a)	17,412	17,294,755
3.80%, 04/03/28 (Call 01/03/28)	3,740	3,812,093
4.38%, 05/08/42(a)	5,570	5,777,778
Caterpillar Financial Services Corp., 1.70%, 08/09/21(a)	496	482,097
Caterpillar Inc.
3.40%, 05/15/24 (Call 02/15/24)	7,789	7,934,287
3.80%, 08/15/42(a)	18,790	18,039,708
5.20%, 05/27/41(a)	9,329	10,548,185
Deere & Co.
2.60%, 06/08/22 (Call 03/08/22)(a)	7,484	7,432,241
3.90%, 06/09/42 (Call 12/09/41)(a)	12,589	12,612,174
John Deere Capital Corp., 2.80%, 03/06/23(a)	23,232	23,046,260
Roper Technologies Inc., 4.20%, 09/15/28 (Call 06/15/28)	75	75,426
Wabtec Corp.
4.15%, 03/15/24 (Call 02/15/24)(a)	13,389	13,339,263
4.70%, 09/15/28 (Call 06/15/28)(a)	22,466	22,196,408

		142,590,675

Manufacturing — 0.9%
3M Co.
2.88%, 10/15/27 (Call 07/15/27)(a)	5,625	5,434,756
3.63%, 09/14/28 (Call 06/14/28)(a)	7,000	7,153,137
4.00%, 09/14/48 (Call 03/14/48)(a)	13,205	13,264,671
5.70%, 03/15/37(a)	1,410	1,708,312
Eaton Corp.
2.75%, 11/02/22	17,679	17,455,658
4.15%, 11/02/42(a)	4,372	4,197,511
General Electric Co.
2.70%, 10/09/22	33,998	32,904,529
3.10%, 01/09/23	7,465	7,303,074
3.15%, 09/07/22(a)	12,204	12,022,523
3.38%, 03/11/24(a)	6,351	6,224,160
3.45%, 05/15/24 (Call 02/13/24)	1,322	1,297,693
4.13%, 10/09/42	24,442	20,649,547
4.50%, 03/11/44	25,831	23,012,794
4.65%, 10/17/21	7,973	8,178,997
5.88%, 01/14/38	36,161	37,895,220
6.15%, 08/07/37	11,813	12,667,200
6.88%, 01/10/39(a)	21,571	24,956,763
Series A, 6.75%, 03/15/32	35,437	40,593,147

SCHEDULES OF INVESTMENTS

Schedule of Investments (continued) February 28, 2019	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Manufacturing (continued)
Illinois Tool Works Inc.
2.65%, 11/15/26 (Call 08/15/26)(a)	$3,206	$3,064,174
3.90%, 09/01/42 (Call 03/01/42)(a)	16,315	16,276,071

		296,259,937

Media — 5.1%
21st Century Fox America Inc.
3.00%, 09/15/22(a)	15,401	15,424,426
6.15%, 03/01/37	18,278	22,780,736
6.15%, 02/15/41(a)	15,518	19,623,725
6.20%, 12/15/34	7,579	9,373,033
6.40%, 12/15/35	12,584	15,931,993
6.65%, 11/15/37(a)	13,308	17,506,642
CBS Corp.
3.50%, 01/15/25 (Call 10/15/24)	195	190,327
4.00%, 01/15/26 (Call 10/15/25)	17,974	17,812,448
7.88%, 07/30/30(a)	5,645	7,243,764
Charter Communications Operating LLC/Charter Communications Operating Capital
3.75%, 02/15/28 (Call 11/15/27)(a)	15,610	14,611,684
4.20%, 03/15/28 (Call 12/15/27)	18,775	18,175,997
4.46%, 07/23/22 (Call 05/23/22)	29,500	30,246,925
4.50%, 02/01/24 (Call 01/01/24)(a)	10,516	10,770,690
4.91%, 07/23/25 (Call 04/23/25)(a)	51,516	53,343,989
5.05%, 03/30/29 (Call 12/30/28)(a)	16,390	16,754,871
5.38%, 04/01/38 (Call 10/01/37)	6,913	6,700,564
5.38%, 05/01/47 (Call 11/01/46)(a)	33,280	31,560,206
5.75%, 04/01/48 (Call 10/01/47)(a)	21,319	21,274,976
6.38%, 10/23/35 (Call 04/23/35)(a)	22,042	23,567,172
6.48%, 10/23/45 (Call 04/23/45)(a)	46,746	50,216,643
Comcast Cable Communications Holdings Inc., 9.46%, 11/15/22	12,758	15,530,427
Comcast Corp.
2.35%, 01/15/27 (Call 10/15/26)	15,287	14,000,477
2.75%, 03/01/23 (Call 02/01/23)	11,267	11,076,505
2.85%, 01/15/23(a)	7,613	7,543,576
3.00%, 02/01/24 (Call 01/01/24)(a)	19,231	19,045,021
3.13%, 07/15/22(a)	10,442	10,486,293
3.15%, 03/01/26 (Call 12/01/25)(a)	19,127	18,767,036
3.15%, 02/15/28 (Call 11/15/27)	7,182	6,913,266
3.20%, 07/15/36 (Call 01/15/36)(a)	18,501	16,185,359
3.30%, 02/01/27 (Call 11/01/26)	9,043	8,840,585
3.38%, 02/15/25 (Call 11/15/24)	13,182	13,180,434
3.38%, 08/15/25 (Call 05/15/25)	17,506	17,449,911
3.40%, 07/15/46 (Call 01/15/46)(a)	25,074	21,312,727
3.55%, 05/01/28 (Call 02/01/28)(a)	10,851	10,744,874
3.60%, 03/01/24(a)	15,471	15,731,821
3.70%, 04/15/24 (Call 03/15/24)	36,824	37,615,701
3.90%, 03/01/38 (Call 09/01/37)	9,513	9,000,981
3.95%, 10/15/25 (Call 08/15/25)	34,772	35,785,225
3.97%, 11/01/47 (Call 05/01/47)(a)	13,894	12,853,078
4.00%, 08/15/47 (Call 02/15/47)(a)	8,640	8,047,154
4.00%, 03/01/48 (Call 09/01/47)(a)	16,720	15,597,545
4.00%, 11/01/49 (Call 05/01/49)(a)	19,298	17,941,650
4.05%, 11/01/52 (Call 05/01/52)	9,174	8,481,204
4.15%, 10/15/28 (Call 07/15/28)	49,285	50,853,071
4.20%, 08/15/34 (Call 02/15/34)	14,214	14,248,168
4.25%, 10/15/30 (Call 07/15/30)	21,986	22,779,248
4.25%, 01/15/33(a)	21,286	21,758,181
4.40%, 08/15/35 (Call 02/15/35)	12,443	12,553,358
4.60%, 10/15/38 (Call 04/15/38)	35,973	37,119,254

Security	Par (000)	Value

Media (continued)
4.60%, 08/15/45 (Call 02/15/45)	$18,501	$18,886,933
4.65%, 07/15/42(a)	13,310	13,659,840
4.70%, 10/15/48 (Call 04/15/48)(a)	54,335	56,532,568
4.75%, 03/01/44	17,386	18,089,005
4.95%, 10/15/58 (Call 04/15/58)	35,129	37,095,044
5.65%, 06/15/35	4,766	5,417,572
6.40%, 05/15/38(a)	3,411	4,171,174
6.45%, 03/15/37(a)	5,405	6,643,581
6.50%, 11/15/35	11,243	13,716,075
6.95%, 08/15/37	13,197	16,955,024
7.05%, 03/15/33(a)	9,239	11,969,635
Discovery Communications LLC
2.95%, 03/20/23 (Call 02/20/23)	11,840	11,462,176
3.95%, 03/20/28 (Call 12/20/27)(a)	26,788	25,498,032
4.88%, 04/01/43(a)	14,172	12,754,963
5.00%, 09/20/37 (Call 03/20/37)(a)	17,026	16,081,886
5.20%, 09/20/47 (Call 03/20/47)(a)	21,220	19,955,226
6.35%, 06/01/40(a)	2,946	3,149,580
Fox Corp.
4.03%, 01/25/24 (Call 12/25/23)(a)(b)	14,581	14,880,207
4.71%, 01/25/29 (Call 10/25/28)(b)	22,733	23,622,370
5.48%, 01/25/39 (Call 07/25/38)(b)	14,000	14,674,748
5.58%, 01/25/49 (Call 07/25/48)(b)	18,090	19,074,331
NBCUniversal Media LLC
2.88%, 01/15/23(a)	13,466	13,384,012
4.45%, 01/15/43	20,224	20,068,441
5.95%, 04/01/41(a)	4,310	5,088,782
Time Warner Cable LLC
4.00%, 09/01/21 (Call 06/01/21)(a)	3,433	3,461,189
4.50%, 09/15/42 (Call 03/15/42)	14,258	11,957,232
5.50%, 09/01/41 (Call 03/01/41)	10,867	10,339,443
5.88%, 11/15/40 (Call 05/15/40)(a)	11,607	11,500,247
6.55%, 05/01/37	9,280	9,870,699
6.75%, 06/15/39(a)	20,236	21,717,510
7.30%, 07/01/38(a)	20,968	23,706,456
Time Warner Entertainment Co. LP
8.38%, 03/15/23	15,161	17,476,793
8.38%, 07/15/33(a)	13,949	17,630,463
Viacom Inc.
4.25%, 09/01/23 (Call 06/01/23)(a)	15,085	15,433,756
4.38%, 03/15/43	17,156	14,728,236
5.85%, 09/01/43 (Call 03/01/43)(a)	17,136	17,873,192
6.88%, 04/30/36(a)	12,593	14,309,573
Walt Disney Co. (The)
1.85%, 07/30/26(a)	5,308	4,832,557
2.35%, 12/01/22(a)	12,574	12,355,601
2.75%, 08/16/21	1,768	1,765,940
2.95%, 06/15/27(a)	11,411	11,173,736
3.00%, 02/13/26	15,938	15,768,080
3.15%, 09/17/25(a)	16,120	16,198,941
4.13%, 06/01/44(a)	11,123	11,263,329
Warner Media LLC
2.95%, 07/15/26 (Call 04/15/26)	14,449	13,375,640
3.55%, 06/01/24 (Call 03/01/24)	11,821	11,768,289
3.60%, 07/15/25 (Call 04/15/25)	23,560	23,190,732
3.80%, 02/15/27 (Call 11/15/26)	27,131	26,460,672
4.85%, 07/15/45 (Call 01/15/45)(a)	5,164	4,927,736

		1,660,470,188

2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) February 28, 2019	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Metal Fabricate & Hardware — 0.1%
Precision Castparts Corp.
2.50%, 01/15/23 (Call 10/15/22)(a)	$18,444	$18,141,420
3.25%, 06/15/25 (Call 03/15/25)	4,636	4,692,965

		22,834,385

Mining — 0.5%
Barrick Gold Corp., 5.25%, 04/01/42(a)	7,980	8,292,612
Barrick North America Finance LLC
5.70%, 05/30/41	10,068	11,047,077
5.75%, 05/01/43(a)	10,650	11,789,288
Barrick PD Australia Finance Pty Ltd., 5.95%, 10/15/39(a)	12,194	13,692,685
BHP Billiton Finance USA Ltd.
2.88%, 02/24/22	1,955	1,949,034
4.13%, 02/24/42(a)	10,613	10,737,280
5.00%, 09/30/43(a)	31,244	35,535,392
Newmont Mining Corp.
3.50%, 03/15/22 (Call 12/15/21)	6,862	6,891,202
4.88%, 03/15/42 (Call 09/15/41)(a)	11,029	11,005,105
6.25%, 10/01/39(a)	7,928	9,104,486
Rio Tinto Alcan Inc., 6.13%, 12/15/33	4,994	6,098,283
Rio Tinto Finance USA Ltd.
3.75%, 06/15/25 (Call 03/15/25)	8,057	8,296,586
5.20%, 11/02/40(a)	18,256	20,860,032
7.13%, 07/15/28(a)	8,971	11,386,910
Rio Tinto Finance USA PLC, 4.13%, 08/21/42 (Call 02/21/42)(a)	11,291	11,333,271

		178,019,243

Oil & Gas — 5.6%
Anadarko Finance Co., Series B, 7.50%, 05/01/31	7,823	9,455,784
Anadarko Petroleum Corp.
5.55%, 03/15/26 (Call 12/15/25)(a)	16,234	17,353,014
6.20%, 03/15/40(a)	11,144	12,257,614
6.45%, 09/15/36	22,218	25,001,409
6.60%, 03/15/46 (Call 09/15/45)(a)	10,693	12,673,311
Apache Corp.
3.25%, 04/15/22 (Call 01/15/22)	10,116	10,018,993
4.25%, 01/15/44 (Call 07/15/43)	13,354	11,399,220
4.75%, 04/15/43 (Call 10/15/42)	18,564	16,868,320
5.10%, 09/01/40 (Call 03/01/40)	18,379	17,347,868
6.00%, 01/15/37	8,243	8,644,796
BP Capital Markets America Inc.
2.75%, 05/10/23	18,913	18,631,287
3.02%, 01/16/27 (Call 10/16/26)	6,821	6,580,208
3.12%, 05/04/26 (Call 02/04/26)	10,472	10,244,765
3.22%, 11/28/23 (Call 09/28/23)	10,246	10,269,238
3.22%, 04/14/24 (Call 02/14/24)	9,746	9,759,745
3.25%, 05/06/22	9,671	9,747,929
3.59%, 04/14/27 (Call 01/14/27)	2,647	2,653,200
3.79%, 02/06/24 (Call 01/06/24)	10,000	10,257,474
3.80%, 09/21/25 (Call 07/21/25)(a)	10,255	10,497,409
4.23%, 11/06/28 (Call 08/06/28)	18,615	19,563,269
BP Capital Markets PLC
2.50%, 11/06/22(a)	8,963	8,800,484
3.06%, 03/17/22(a)	13,947	13,981,770
3.28%, 09/19/27 (Call 06/19/27)(a)	15,644	15,294,978
3.51%, 03/17/25	8,773	8,852,865
3.54%, 11/04/24	12,273	12,487,884
3.72%, 11/28/28 (Call 08/28/28)(a)	7,675	7,802,376

Security	Par (000)	Value

Oil & Gas (continued)
3.81%, 02/10/24	$15,383	$15,803,154
3.99%, 09/26/23	13,097	13,567,244
Canadian Natural Resources Ltd.
2.95%, 01/15/23 (Call 12/15/22)	9,540	9,316,035
3.85%, 06/01/27 (Call 03/01/27)(a)	15,768	15,441,530
4.95%, 06/01/47 (Call 12/01/46)	9,487	9,845,100
6.25%, 03/15/38(a)	18,369	21,262,040
Cenovus Energy Inc.
4.25%, 04/15/27 (Call 01/15/27)(a)	7,916	7,544,056
4.45%, 09/15/42 (Call 03/15/42)	6,452	5,333,968
5.25%, 06/15/37 (Call 12/15/36)	1,859	1,737,572
5.40%, 06/15/47 (Call 12/15/46)(a)	18,596	17,504,716
6.75%, 11/15/39	15,121	15,874,083
Chevron Corp.
2.36%, 12/05/22 (Call 09/05/22)	18,561	18,255,564
2.57%, 05/16/23 (Call 03/16/23)(a)	13,135	12,957,202
2.90%, 03/03/24 (Call 01/03/24)(a)	8,805	8,767,564
2.95%, 05/16/26 (Call 02/16/26)(a)	26,959	26,497,958
3.19%, 06/24/23 (Call 03/24/23)(a)	26,116	26,378,346
3.33%, 11/17/25 (Call 08/17/25)	8,408	8,508,439
Concho Resources Inc.
3.75%, 10/01/27 (Call 07/01/27)(a)	17,408	16,855,366
4.30%, 08/15/28 (Call 05/15/28)(a)	7,275	7,328,816
4.88%, 10/01/47 (Call 04/01/47)(a)	7,881	7,919,289
ConocoPhillips, 6.50%, 02/01/39(a)	31,023	40,566,453
ConocoPhillips Co.
4.30%, 11/15/44 (Call 05/15/44)	10,048	10,318,863
4.95%, 03/15/26 (Call 12/15/25)(a)	18,101	19,824,956
ConocoPhillips Holding Co., 6.95%, 04/15/29	21,464	27,251,235
Devon Energy Corp.
3.25%, 05/15/22 (Call 02/15/22)(a)	11,629	11,559,081
4.75%, 05/15/42 (Call 11/15/41)	13,305	12,985,897
5.00%, 06/15/45 (Call 12/15/44)	4,888	4,940,158
5.60%, 07/15/41 (Call 01/15/41)	8,596	9,299,474
5.85%, 12/15/25 (Call 09/15/25)	947	1,044,389
Encana Corp., 6.50%, 08/15/34	12,871	14,711,102
EOG Resources Inc.
2.63%, 03/15/23 (Call 12/15/22)(a)	18,984	18,618,888
4.15%, 01/15/26 (Call 10/15/25)	9,761	10,143,128
EQT Corp.
3.00%, 10/01/22 (Call 09/01/22)	14,494	13,993,777
3.90%, 10/01/27 (Call 07/01/27)(a)	5,337	4,840,151
4.88%, 11/15/21	5,778	5,928,189
Equinor ASA
2.45%, 01/17/23(a)	11,856	11,677,302
2.65%, 01/15/24	13,971	13,769,841
2.75%, 11/10/21(a)	379	378,971
3.15%, 01/23/22	2,505	2,530,749
3.70%, 03/01/24	15,170	15,641,848
3.95%, 05/15/43	8,121	7,956,970
4.80%, 11/08/43	4,957	5,474,493
5.10%, 08/17/40	7,132	8,095,500
Exxon Mobil Corp.
2.40%, 03/06/22 (Call 01/06/22)(a)	6,450	6,385,045
2.71%, 03/06/25 (Call 12/06/24)(a)	16,689	16,450,252
2.73%, 03/01/23 (Call 01/01/23)	17,801	17,774,080
3.04%, 03/01/26 (Call 12/01/25)(a)	38,109	37,887,659
3.18%, 03/15/24 (Call 12/15/23)(a)	8,132	8,232,282
3.57%, 03/06/45 (Call 09/06/44)(a)	7,147	6,848,157
4.11%, 03/01/46 (Call 09/01/45)(a)	31,124	32,383,305

SCHEDULES OF INVESTMENTS

Schedule of Investments (continued) February 28, 2019	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil & Gas (continued)
Hess Corp.
4.30%, 04/01/27 (Call 01/01/27)	$11,421	$11,046,666
5.60%, 02/15/41	11,972	11,632,399
6.00%, 01/15/40	9,472	9,504,271
Marathon Oil Corp.
2.80%, 11/01/22 (Call 08/01/22)(a)	2,964	2,888,783
3.85%, 06/01/25 (Call 03/01/25)	11,322	11,184,794
4.40%, 07/15/27 (Call 04/15/27)(a)	13,917	14,026,152
6.60%, 10/01/37	12,813	14,705,123
Marathon Petroleum Corp.
3.63%, 09/15/24 (Call 06/15/24)	9,762	9,643,378
4.75%, 09/15/44 (Call 03/15/44)	9,702	9,298,759
5.13%, 12/15/26 (Call 09/15/26)(b)	237	250,676
6.50%, 03/01/41 (Call 09/01/40)(a)	14,505	16,899,928
Noble Energy Inc.
4.15%, 12/15/21 (Call 09/15/21)	5,473	5,569,301
5.05%, 11/15/44 (Call 05/15/44)	12,774	11,968,083
5.25%, 11/15/43 (Call 05/15/43)	9,853	9,418,360
6.00%, 03/01/41 (Call 09/01/40)	10,060	10,439,264
Occidental Petroleum Corp.
2.70%, 02/15/23 (Call 11/15/22)	11,395	11,238,727
3.00%, 02/15/27 (Call 11/15/26)	5,326	5,178,097
3.13%, 02/15/22 (Call 11/15/21)(a)	2,995	3,014,208
3.40%, 04/15/26 (Call 01/15/26)(a)	12,335	12,360,686
3.50%, 06/15/25 (Call 03/15/25)	6,520	6,595,831
4.10%, 02/15/47 (Call 08/15/46)(a)	12,878	12,594,571
4.20%, 03/15/48 (Call 09/15/47)(a)	11,258	11,248,926
4.40%, 04/15/46 (Call 10/15/45)	12,113	12,395,503
4.63%, 06/15/45 (Call 12/15/44)	14,864	15,608,233
Petro-Canada, 6.80%, 05/15/38(a)	11,460	14,225,802
Phillips 66
3.90%, 03/15/28 (Call 12/15/27)(a)	5,134	5,113,474
4.30%, 04/01/22	13,799	14,288,717
4.65%, 11/15/34 (Call 05/15/34)	20,112	20,791,454
4.88%, 11/15/44 (Call 05/15/44)(a)	21,982	22,896,557
5.88%, 05/01/42(a)	19,272	22,343,375
Shell International Finance BV
1.75%, 09/12/21(a)	3,757	3,660,892
2.25%, 01/06/23	16,355	15,968,409
2.38%, 08/21/22(a)	15,175	14,938,633
2.50%, 09/12/26	20,195	19,090,467
2.88%, 05/10/26(a)	24,185	23,500,412
3.25%, 05/11/25	31,647	31,775,579
3.40%, 08/12/23(a)	5,839	5,951,533
3.50%, 11/13/23 (Call 10/13/23)	11,000	11,241,229
3.75%, 09/12/46(a)	13,223	12,598,328
3.88%, 11/13/28 (Call 08/13/28)(a)	19,260	19,943,682
4.00%, 05/10/46(a)	27,588	27,575,036
4.13%, 05/11/35(a)	9,008	9,285,692
4.38%, 05/11/45	38,719	40,706,922
4.55%, 08/12/43	22,622	24,360,740
5.50%, 03/25/40	8,481	10,139,151
6.38%, 12/15/38(a)	24,673	32,152,938
Suncor Energy Inc.
3.60%, 12/01/24 (Call 09/01/24)(a)	9,384	9,451,777
4.00%, 11/15/47 (Call 05/15/47)(a)	11,575	10,761,304
6.50%, 06/15/38	14,727	17,860,730
6.85%, 06/01/39(a)	6,361	7,981,460
Total Capital Canada Ltd., 2.75%, 07/15/23	2,047	2,018,918

Security	Par (000)	Value

Oil & Gas (continued)
Total Capital International SA
2.70%, 01/25/23(a)	$14,952	$14,779,396
2.75%, 06/19/21(a)	5,203	5,197,718
2.88%, 02/17/22(a)	3,480	3,481,802
3.46%, 02/19/29 (Call 11/19/28)	15,580	15,548,077
3.70%, 01/15/24	8,718	8,946,026
3.75%, 04/10/24(a)	10,025	10,308,839
Total Capital SA, 3.88%, 10/11/28	21,525	22,279,326
Valero Energy Corp.
3.40%, 09/15/26 (Call 06/15/26)	14,131	13,539,280
4.35%, 06/01/28 (Call 03/01/28)(a)	13,915	14,097,998
6.63%, 06/15/37(a)	17,380	20,597,770
7.50%, 04/15/32	5,745	7,144,295

		1,805,909,904

Oil & Gas Services — 0.6%
Baker Hughes a GE Co. LLC, 5.13%, 09/15/40(a)	2,833	2,871,174
Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor Inc.
2.77%, 12/15/22 (Call 11/15/22)	4,638	4,565,677
3.34%, 12/15/27 (Call 09/15/27)(a)	15,802	14,987,400
4.08%, 12/15/47 (Call 06/15/47)(a)	25,049	22,055,775
Halliburton Co.
3.50%, 08/01/23 (Call 05/01/23)	13,834	13,958,881
3.80%, 11/15/25 (Call 08/15/25)(a)	26,488	26,749,609
4.75%, 08/01/43 (Call 02/01/43)(a)	12,661	12,567,532
4.85%, 11/15/35 (Call 05/15/35)	7,531	7,615,506
5.00%, 11/15/45 (Call 05/15/45)(a)	31,433	32,310,534
6.70%, 09/15/38(a)	10,428	12,687,789
7.45%, 09/15/39(a)	8,185	10,735,132
National Oilwell Varco Inc.
2.60%, 12/01/22 (Call 09/01/22)(a)	4,536	4,396,485
3.95%, 12/01/42 (Call 06/01/42)	12,532	10,225,760
Schlumberger Investment SA, 3.65%, 12/01/23 (Call 09/01/23)(a)	7,251	7,446,160

		183,173,414

Packaging & Containers — 0.0%
WRKCo Inc., 4.65%, 03/15/26 (Call 01/15/26)(a)	3,790	3,900,132

Pharmaceuticals — 7.9%
AbbVie Inc.
2.85%, 05/14/23 (Call 03/14/23)(a)	15,985	15,606,068
2.90%, 11/06/22(a)	32,907	32,473,394
3.20%, 11/06/22 (Call 09/06/22)(a)	9,660	9,613,734
3.20%, 05/14/26 (Call 02/14/26)(a)	26,246	24,744,401
3.60%, 05/14/25 (Call 02/14/25)(a)	34,598	34,063,665
3.75%, 11/14/23 (Call 10/14/23)(a)	18,505	18,685,570
4.25%, 11/14/28 (Call 08/14/28)(a)	27,276	26,980,945
4.30%, 05/14/36 (Call 11/14/35)(a)	15,327	13,918,855
4.40%, 11/06/42(a)	27,442	24,347,209
4.45%, 05/14/46 (Call 11/14/45)(a)	24,828	21,904,694
4.50%, 05/14/35 (Call 11/14/34)	29,731	27,765,623
4.70%, 05/14/45 (Call 11/14/44)(a)	28,965	26,526,712
4.88%, 11/14/48 (Call 05/14/48)(a)	21,120	19,857,860
Allergan Finance LLC, 3.25%, 10/01/22 (Call 07/01/22)(a)	26,051	25,695,141
Allergan Funding SCS
3.45%, 03/15/22 (Call 01/15/22)	31,453	31,313,364
3.80%, 03/15/25 (Call 12/15/24)(a)	43,184	42,687,466
3.85%, 06/15/24 (Call 03/15/24)(a)	9,811	9,773,685
4.55%, 03/15/35 (Call 09/15/34)(a)	36,190	33,707,420

2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) February 28, 2019	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pharmaceuticals (continued)
4.75%, 03/15/45 (Call 09/15/44)(a)	$17,260	$15,974,373
4.85%, 06/15/44 (Call 12/15/43)(a)	7,911	7,313,372
AstraZeneca PLC
2.38%, 06/12/22 (Call 05/12/22)(a)	14,689	14,355,876
3.13%, 06/12/27 (Call 03/12/27)	12,920	12,233,018
3.38%, 11/16/25(a)	29,763	29,255,312
3.50%, 08/17/23 (Call 07/17/23)	10,000	10,051,087
4.00%, 01/17/29 (Call 10/17/28)(a)	13,884	14,006,154
4.00%, 09/18/42	15,595	14,259,170
4.38%, 11/16/45(a)	11,376	11,003,974
4.38%, 08/17/48 (Call 02/17/48)(a)	8,552	8,240,051
6.45%, 09/15/37(a)	30,699	37,265,522
Bristol-Myers Squibb Co.
2.00%, 08/01/22(a)	9,770	9,477,978
3.25%, 02/27/27(a)	11,172	10,864,473
Cardinal Health Inc.
2.62%, 06/15/22 (Call 05/15/22)	10,090	9,799,571
3.08%, 06/15/24 (Call 04/15/24)(a)	10,810	10,359,138
3.41%, 06/15/27 (Call 03/15/27)(a)	15,447	14,442,136
Cigna Corp.
3.75%, 07/15/23 (Call 06/15/23)(a)(b)	35,577	35,999,836
4.13%, 11/15/25 (Call 09/15/25)(b)	27,356	27,789,628
4.38%, 10/15/28 (Call 07/15/28)(a)(b)	41,397	41,953,305
4.80%, 08/15/38 (Call 02/15/38)(a)(b)	31,686	31,546,762
4.90%, 12/15/48 (Call 06/15/48)(a)(b)	32,968	32,586,639
CVS Health Corp.
2.75%, 12/01/22 (Call 09/01/22)	14,242	13,909,129
2.88%, 06/01/26 (Call 03/01/26)(a)	20,577	19,145,606
3.50%, 07/20/22 (Call 05/20/22)(a)	12,835	12,893,689
3.70%, 03/09/23 (Call 02/09/23)(a)	69,383	69,731,441
3.88%, 07/20/25 (Call 04/20/25)(a)	30,652	30,615,368
4.00%, 12/05/23 (Call 09/05/23)	16,059	16,330,680
4.10%, 03/25/25 (Call 01/25/25)(a)	66,571	67,467,538
4.30%, 03/25/28 (Call 12/25/27)(a)	103,273	103,295,049
4.78%, 03/25/38 (Call 09/25/37)	55,236	53,749,550
5.05%, 03/25/48 (Call 09/25/47)(a)	91,878	90,875,795
5.13%, 07/20/45 (Call 01/20/45)(a)	44,860	44,614,306
5.30%, 12/05/43 (Call 06/05/43)(a)	5,980	6,067,585
Eli Lilly & Co.
2.35%, 05/15/22(a)	5,783	5,719,839
2.75%, 06/01/25 (Call 03/01/25)(a)	11,170	10,941,299
3.10%, 05/15/27 (Call 02/15/27)(a)	9,801	9,624,339
3.38%, 03/15/29 (Call 12/15/28)	12,755	12,666,621
3.70%, 03/01/45 (Call 09/01/44)	9,881	9,391,251
3.88%, 03/15/39 (Call 09/15/38)	10,000	9,849,367
3.95%, 05/15/47 (Call 11/15/46)(a)	12,755	12,582,342
3.95%, 03/15/49 (Call 09/15/48)	17,315	16,922,259
4.15%, 03/15/59 (Call 09/15/58)	10,000	9,757,579
Express Scripts Holding Co.
3.00%, 07/15/23 (Call 05/15/23)	11,185	10,962,904
3.40%, 03/01/27 (Call 12/01/26)(a)	21,406	20,374,685
3.50%, 06/15/24 (Call 03/15/24)	13,481	13,351,471
3.90%, 02/15/22(a)	7,442	7,596,947
4.50%, 02/25/26 (Call 11/27/25)(a)	17,032	17,436,285
4.75%, 11/15/21	3,044	3,158,791
4.80%, 07/15/46 (Call 01/15/46)(a)	20,687	20,332,532
GlaxoSmithKline Capital Inc.
2.80%, 03/18/23(a)	6,446	6,385,628
3.38%, 05/15/23(a)	21,147	21,389,118
3.63%, 05/15/25(a)	18,433	18,762,213

Security	Par (000)	Value

Pharmaceuticals (continued)
3.88%, 05/15/28(a)	$21,899	$22,459,325
6.38%, 05/15/38(a)	32,408	41,121,179
GlaxoSmithKline Capital PLC, 2.85%, 05/08/22(a)	19,319	19,260,122
Johnson & Johnson
2.25%, 03/03/22 (Call 02/03/22)(a)	4,698	4,637,256
2.45%, 03/01/26 (Call 12/01/25)(a)	28,683	27,392,411
2.63%, 01/15/25 (Call 11/15/24)(a)	9,511	9,348,138
2.90%, 01/15/28 (Call 10/15/27)(a)	16,129	15,657,362
2.95%, 03/03/27 (Call 12/03/26)	7,637	7,447,702
3.38%, 12/05/23(a)	6,783	6,958,540
3.40%, 01/15/38 (Call 07/15/37)(a)	24,883	23,673,627
3.50%, 01/15/48 (Call 07/15/47)(a)	12,252	11,502,506
3.55%, 03/01/36 (Call 09/01/35)	11,406	11,036,383
3.63%, 03/03/37 (Call 09/03/36)	15,850	15,446,678
3.70%, 03/01/46 (Call 09/01/45)(a)	14,157	13,748,879
3.75%, 03/03/47 (Call 09/03/46)(a)	15,477	15,152,639
4.38%, 12/05/33 (Call 06/05/33)	8,119	8,722,314
5.95%, 08/15/37	17,809	22,458,132
McKesson Corp., 3.80%, 03/15/24 (Call 12/15/23)(a)	4,250	4,266,762
Mead Johnson Nutrition Co., 4.13%, 11/15/25 (Call 08/15/25)(a)	10,893	11,356,335
Merck & Co. Inc.
2.35%, 02/10/22(a)	2,810	2,780,272
2.40%, 09/15/22 (Call 06/15/22)(a)	7,942	7,830,170
2.75%, 02/10/25 (Call 11/10/24)(a)	35,181	34,456,472
2.80%, 05/18/23	14,917	14,846,159
3.70%, 02/10/45 (Call 08/10/44)(a)	30,407	28,941,027
4.15%, 05/18/43(a)	8,933	9,133,339
Mylan Inc.
4.55%, 04/15/28 (Call 01/15/28)	13,049	12,306,815
5.20%, 04/15/48 (Call 10/15/47)	2,475	2,105,816
Mylan NV
3.95%, 06/15/26 (Call 03/15/26)(a)	32,740	30,576,269
3.95%, 06/15/26 (Call 03/15/26)(b)	1,937	1,811,037
5.25%, 06/15/46 (Call 12/15/45)(a)	7,957	6,863,469
Novartis Capital Corp.
2.40%, 05/17/22 (Call 04/17/22)	10,528	10,402,795
2.40%, 09/21/22(a)	20,989	20,658,979
3.00%, 11/20/25 (Call 08/20/25)(a)	11,326	11,260,225
3.10%, 05/17/27 (Call 02/17/27)(a)	9,462	9,328,455
3.40%, 05/06/24(a)	30,111	30,795,137
4.00%, 11/20/45 (Call 05/20/45)(a)	19,956	19,976,688
4.40%, 05/06/44(a)	21,062	22,391,735
Pfizer Inc.
2.20%, 12/15/21(a)	3,007	2,966,589
2.75%, 06/03/26	26,054	25,149,825
3.00%, 06/15/23(a)	14,875	14,973,172
3.00%, 12/15/26(a)	34,056	33,328,094
3.20%, 09/15/23 (Call 08/15/23)	6,468	6,558,433
3.40%, 05/15/24(a)	17,271	17,723,452
3.60%, 09/15/28 (Call 06/15/28)	12,380	12,593,426
4.00%, 12/15/36	14,137	14,263,865
4.10%, 09/15/38 (Call 03/15/38)(a)	1,890	1,925,287
4.13%, 12/15/46	10,426	10,547,822
4.20%, 09/15/48 (Call 03/15/48)(a)	18,669	19,177,497
4.30%, 06/15/43	11,383	11,771,864
4.40%, 05/15/44	5,279	5,548,217
7.20%, 03/15/39(a)	22,576	31,827,597
Sanofi, 3.38%, 06/19/23 (Call 05/19/23)(a)	4,037	4,099,778

SCHEDULES OF INVESTMENTS

Schedule of Investments (continued) February 28, 2019	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pharmaceuticals (continued)
Shire Acquisitions Investments Ireland DAC
2.40%, 09/23/21 (Call 08/23/21)(a)	$3,046	$2,973,373
2.88%, 09/23/23 (Call 07/23/23)(a)	25,798	24,951,057
3.20%, 09/23/26 (Call 06/23/26)	34,344	32,292,966
Takeda Pharmaceutical Co. Ltd.
4.40%, 11/26/23 (Call 10/26/23)(b)	14,600	15,086,088
5.00%, 11/26/28 (Call 08/26/28)(a)(b)	22,885	23,958,036
Wyeth LLC
5.95%, 04/01/37	18,774	23,153,032
6.50%, 02/01/34	10,007	12,969,563
Zoetis Inc.
3.00%, 09/12/27 (Call 06/12/27)	10,028	9,349,453
3.25%, 02/01/23 (Call 11/01/22)(a)	18,707	18,633,734
3.95%, 09/12/47 (Call 03/12/47)	903	815,389
4.50%, 11/13/25 (Call 08/13/25)	9,198	9,632,065
4.70%, 02/01/43 (Call 08/01/42)(a)	11,770	11,992,856

		2,570,718,066

Pipelines — 3.6%
Andeavor Logistics LP/Tesoro Logistics Finance Corp.
4.25%, 12/01/27 (Call 09/01/27)(a)	1,525	1,498,674
5.25%, 01/15/25 (Call 01/15/21)	1,850	1,890,899
Columbia Pipeline Group Inc., 4.50%, 06/01/25 (Call 03/01/25)	9,647	9,842,205
Enable Midstream Partners LP, 4.95%, 05/15/28 (Call 02/15/28)	13,127	13,014,974
Enbridge Inc.
4.00%, 10/01/23 (Call 07/01/23)	1,275	1,297,792
4.25%, 12/01/26 (Call 09/01/26)(a)	10,080	10,272,694
5.50%, 12/01/46 (Call 06/01/46)(a)	9,816	11,162,920
Energy Transfer Operating LP
3.60%, 02/01/23 (Call 11/01/22)	6,750	6,720,313
4.05%, 03/15/25 (Call 12/15/24)(a)	12,510	12,426,640
4.50%, 04/15/24 (Call 03/15/24)	10,000	10,285,687
4.75%, 01/15/26 (Call 10/15/25)(a)	9,671	9,854,058
4.95%, 06/15/28 (Call 03/15/28)(a)	3,837	3,921,225
5.15%, 03/15/45 (Call 09/15/44)(a)	13,275	12,373,310
5.20%, 02/01/22 (Call 11/01/21)	2,422	2,521,610
5.25%, 04/15/29 (Call 01/15/29)(a)	15,029	15,696,441
5.30%, 04/15/47 (Call 10/15/46)	18,206	17,168,232
6.13%, 12/15/45 (Call 06/15/45)(a)	10,419	10,759,005
6.25%, 04/15/49 (Call 10/15/48)	20,955	22,427,105
6.50%, 02/01/42 (Call 08/01/41)(a)	12,923	13,949,487
Series 30Y, 6.00%, 06/15/48 (Call 12/15/47)(a)	11,354	11,746,820
Energy Transfer Partners LP/Regency Energy Finance Corp., 5.88%, 03/01/22 (Call 12/01/21)	8,036	8,514,400
Enterprise Products Operating LLC
3.35%, 03/15/23 (Call 12/15/22)(a)	15,215	15,253,337
3.70%, 02/15/26 (Call 11/15/25)(a)	9,133	9,147,582
3.75%, 02/15/25 (Call 11/15/24)(a)	14,021	14,206,090
3.90%, 02/15/24 (Call 11/15/23)(a)	12,139	12,412,880
3.95%, 02/15/27 (Call 11/15/26)	10	10,156
4.15%, 10/16/28 (Call 07/16/28)(a)	11,855	12,165,845
4.25%, 02/15/48 (Call 08/15/47)(a)	15,602	14,638,940
4.45%, 02/15/43 (Call 08/15/42)(a)	12,984	12,564,869
4.80%, 02/01/49 (Call 08/01/48)	12,280	12,502,785
4.85%, 08/15/42 (Call 02/15/42)	11,904	12,039,503
4.85%, 03/15/44 (Call 09/15/43)(a)	16,308	16,675,693
4.90%, 05/15/46 (Call 11/15/45)(a)	8,964	9,216,892
5.10%, 02/15/45 (Call 08/15/44)	16,079	16,943,328
5.95%, 02/01/41	10,201	11,645,372

Security	Par (000)	Value

Pipelines (continued)
EQM Midstream Partners LP
4.75%, 07/15/23 (Call 06/15/23)	$2,073	$2,085,312
5.50%, 07/15/28 (Call 04/15/28)	12,675	12,629,127
Kinder Morgan Energy Partners LP
3.95%, 09/01/22 (Call 06/01/22)(a)	8,220	8,360,136
5.50%, 03/01/44 (Call 09/01/43)	10,254	10,588,405
6.95%, 01/15/38	12,632	15,102,914
Kinder Morgan Inc./DE
3.15%, 01/15/23 (Call 12/15/22)(a)	10,645	10,532,041
4.30%, 06/01/25 (Call 03/01/25)(a)	16,991	17,416,093
4.30%, 03/01/28 (Call 12/01/27)(a)	14,065	14,205,715
5.05%, 02/15/46 (Call 08/15/45)	7,946	7,827,704
5.20%, 03/01/48 (Call 09/01/47)(a)	12,167	12,310,912
5.30%, 12/01/34 (Call 06/01/34)	14,741	15,318,847
5.55%, 06/01/45 (Call 12/01/44)(a)	17,350	18,208,214
7.75%, 01/15/32	11,181	14,047,342
MPLX LP
4.00%, 03/15/28 (Call 12/15/27)(a)	14,567	14,089,977
4.13%, 03/01/27 (Call 12/01/26)(a)	14,631	14,341,115
4.50%, 07/15/23 (Call 04/15/23)(a)	13,820	14,306,995
4.50%, 04/15/38 (Call 10/15/37)	18,382	16,909,723
4.70%, 04/15/48 (Call 10/15/47)	17,826	16,276,648
4.80%, 02/15/29 (Call 11/15/28)	9,628	9,861,720
4.88%, 12/01/24 (Call 09/01/24)	17,694	18,480,845
4.88%, 06/01/25 (Call 03/01/25)(a)	14,753	15,363,702
5.20%, 03/01/47 (Call 09/01/46)(a)	9,343	9,131,592
5.50%, 02/15/49 (Call 08/15/48)	19,151	19,620,027
ONEOK Inc., 4.55%, 07/15/28 (Call 04/15/28)(a)	10,353	10,499,831
ONEOK Partners LP, 3.38%, 10/01/22 (Call 07/01/22)	8,912	8,917,441
Plains All American Pipeline LP/PAA Finance Corp.
3.60%, 11/01/24 (Call 08/01/24)	7,451	7,260,576
3.65%, 06/01/22 (Call 03/01/22)	6,917	6,908,166
4.50%, 12/15/26 (Call 09/15/26)(a)	5,034	5,035,981
4.65%, 10/15/25 (Call 07/15/25)(a)	17,035	17,442,234
Sabine Pass Liquefaction LLC
4.20%, 03/15/28 (Call 09/15/27)	21,040	20,752,335
5.00%, 03/15/27 (Call 09/15/26)	13,437	13,946,895
5.63%, 04/15/23 (Call 01/15/23)(a)	19,687	20,993,390
5.63%, 03/01/25 (Call 12/01/24)(a)	18,479	19,969,241
5.75%, 05/15/24 (Call 02/15/24)(a)	19,536	21,125,287
5.88%, 06/30/26 (Call 12/31/25)(a)	23,667	25,817,372
6.25%, 03/15/22 (Call 12/15/21)(a)	4,362	4,666,497
Spectra Energy Partners LP, 4.75%, 03/15/24 (Call 12/15/23)	3,893	4,076,363
Sunoco Logistics Partners Operations LP
4.00%, 10/01/27 (Call 07/01/27)(a)	13,288	12,729,382
5.35%, 05/15/45 (Call 11/15/44)	9,279	8,770,244
5.40%, 10/01/47 (Call 04/01/47)(a)	17,354	16,588,999
TransCanada PipeLines Ltd.
2.50%, 08/01/22(a)	11,901	11,672,519
4.25%, 05/15/28 (Call 02/15/28)(a)	16,372	16,691,468
4.63%, 03/01/34 (Call 12/01/33)	15,164	15,426,907
4.88%, 01/15/26 (Call 10/15/25)(a)	12,742	13,468,104
4.88%, 05/15/48 (Call 11/15/47)(a)	12,427	12,505,555
5.10%, 03/15/49 (Call 09/15/48)(a)	12,635	13,052,980
6.10%, 06/01/40(a)	11,319	12,970,624
6.20%, 10/15/37	12,408	14,229,280
7.63%, 01/15/39(a)	13,842	18,196,790
Transcontinental Gas Pipe Line Co. LLC, 7.85%, 02/01/26 (Call 11/01/25)(a)	10,450	12,804,162

2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) February 28, 2019	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pipelines (continued)
Williams Companies Inc. (The)
3.35%, 08/15/22 (Call 05/15/22)	$10,078	$10,025,198
3.60%, 03/15/22 (Call 01/15/22)	14,204	14,287,792
3.75%, 06/15/27 (Call 03/15/27)	18,735	18,171,341
3.90%, 01/15/25 (Call 10/15/24)(a)	8,525	8,543,988
4.00%, 09/15/25 (Call 06/15/25)	8,995	9,044,718
4.30%, 03/04/24 (Call 12/04/23)(a)	16,244	16,631,065
4.85%, 03/01/48 (Call 09/01/47)(a)	8,290	7,934,135
5.10%, 09/15/45 (Call 03/15/45)	12,611	12,486,553
6.30%, 04/15/40(a)	16,690	18,805,676

		1,166,231,958

Real Estate Investment Trusts — 1.3%
American Tower Corp.
3.38%, 10/15/26 (Call 07/15/26)	12,552	11,996,717
3.50%, 01/31/23(a)	12,858	12,838,764
3.55%, 07/15/27 (Call 04/15/27)	7,023	6,732,665
4.00%, 06/01/25 (Call 03/01/25)	13,499	13,609,435
5.00%, 02/15/24	17,194	18,220,753
Boston Properties LP
2.75%, 10/01/26 (Call 07/01/26)	13,324	12,328,858
3.20%, 01/15/25 (Call 10/15/24)(a)	8,019	7,782,698
3.65%, 02/01/26 (Call 11/03/25)(a)	6,739	6,640,460
3.85%, 02/01/23 (Call 11/01/22)	11,852	12,030,194
4.50%, 12/01/28 (Call 09/01/28)(a)	8,280	8,599,518
CC Holdings GS V LLC/Crown Castle GS III Corp., 3.85%, 04/15/23	12,941	13,028,251
Crown Castle International Corp.
3.15%, 07/15/23 (Call 06/15/23)(a)	9,368	9,177,491
3.20%, 09/01/24 (Call 07/01/24)	8,726	8,467,194
3.65%, 09/01/27 (Call 06/01/27)(a)	20,206	19,407,758
3.70%, 06/15/26 (Call 03/15/26)(a)	11,329	11,038,080
3.80%, 02/15/28 (Call 11/15/27)(a)	18,571	17,976,238
4.45%, 02/15/26 (Call 11/15/25)(a)	12,583	12,834,228
4.88%, 04/15/22	5,811	6,040,218
5.25%, 01/15/23(a)	15,768	16,650,333
Digital Realty Trust LP, 3.70%, 08/15/27 (Call 05/15/27)(a)	12,874	12,409,897
ERP Operating LP
4.50%, 07/01/44 (Call 01/01/44)(a)	11,073	11,398,999
4.63%, 12/15/21 (Call 09/15/21)(a)	2,037	2,114,896
GLP Capital LP/GLP Financing II Inc.
5.25%, 06/01/25 (Call 03/01/25)	11,382	11,767,215
5.30%, 01/15/29 (Call 10/15/28)	12,023	12,193,011
5.38%, 04/15/26	12,697	13,087,423
HCP Inc.
3.88%, 08/15/24 (Call 05/17/24)(a)	9,703	9,723,717
4.00%, 06/01/25 (Call 03/01/25)(a)	11,288	11,324,972
4.25%, 11/15/23 (Call 08/15/23)(a)	6,303	6,425,782
Realty Income Corp.
3.25%, 10/15/22 (Call 07/15/22)	3,282	3,293,367
4.65%, 08/01/23 (Call 05/01/23)(a)	100	105,142
Simon Property Group LP
3.25%, 11/30/26 (Call 08/30/26)(a)	15,789	15,381,664
3.30%, 01/15/26 (Call 10/15/25)(a)	19,482	19,140,621
3.38%, 10/01/24 (Call 07/01/24)(a)	16,710	16,778,935
3.38%, 06/15/27 (Call 03/15/27)	5,863	5,740,327
3.38%, 12/01/27 (Call 09/01/27)	2,054	2,009,858
Welltower Inc., 4.00%, 06/01/25 (Call 03/01/25)	12,501	12,605,528

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
Weyerhaeuser Co., 7.38%, 03/15/32	$19,559	$24,934,099

		415,835,306

Retail — 3.5%
Costco Wholesale Corp.
2.30%, 05/18/22 (Call 04/18/22)(a)	7,970	7,878,997
2.75%, 05/18/24 (Call 03/18/24)	16,523	16,398,078
3.00%, 05/18/27 (Call 02/18/27)(a)	14,200	13,859,437
Dollar General Corp., 3.25%, 04/15/23 (Call 01/15/23)(a)	18,507	18,268,443
Dollar Tree Inc.
3.70%, 05/15/23 (Call 04/15/23)(a)	7,506	7,439,221
4.00%, 05/15/25 (Call 03/15/25)(a)	6,799	6,673,041
4.20%, 05/15/28 (Call 02/15/28)(a)	23,782	22,569,199
Home Depot Inc. (The)
2.13%, 09/15/26 (Call 06/15/26)(a)	13,815	12,710,944
2.63%, 06/01/22 (Call 05/01/22)(a)	14,629	14,578,259
2.70%, 04/01/23 (Call 01/01/23)(a)	12,955	12,925,295
2.80%, 09/14/27 (Call 06/14/27)(a)	13,523	13,011,833
3.00%, 04/01/26 (Call 01/01/26)(a)	12,100	11,867,766
3.35%, 09/15/25 (Call 06/15/25)(a)	12,098	12,273,729
3.50%, 09/15/56 (Call 03/15/56)(a)	4,601	4,014,283
3.75%, 02/15/24 (Call 11/15/23)(a)	12,634	13,093,195
3.90%, 12/06/28 (Call 09/06/28)	5,910	6,141,092
3.90%, 06/15/47 (Call 12/15/46)(a)	6,529	6,304,252
4.20%, 04/01/43 (Call 10/01/42)(a)	15,014	15,128,898
4.25%, 04/01/46 (Call 10/01/45)(a)	16,661	16,952,596
4.40%, 03/15/45 (Call 09/15/44)	14,541	15,039,130
4.50%, 12/06/48 (Call 06/06/48)(a)	20,105	21,231,471
4.88%, 02/15/44 (Call 08/15/43)(a)	14,675	16,138,652
5.88%, 12/16/36(a)	31,204	37,872,713
5.95%, 04/01/41 (Call 10/01/40)	13,951	17,292,029
Lowe’s Companies Inc.
2.50%, 04/15/26 (Call 01/15/26)(a)	12,554	11,479,799
3.10%, 05/03/27 (Call 02/03/27)(a)	20,526	19,363,551
3.12%, 04/15/22 (Call 01/15/22)(a)	5,914	5,904,371
3.38%, 09/15/25 (Call 06/15/25)	4,432	4,332,525
3.70%, 04/15/46 (Call 10/15/45)(a)	14,678	12,399,826
4.05%, 05/03/47 (Call 11/03/46)(a)	19,582	17,452,179
4.38%, 09/15/45 (Call 03/15/45)(a)	12,131	11,294,017
4.65%, 04/15/42 (Call 10/15/41)	14,276	13,880,115
Macy’s Retail Holdings Inc., 2.88%, 02/15/23 (Call 11/15/22)(a)	13,068	12,170,623
McDonald’s Corp.
2.63%, 01/15/22(a)	11,403	11,315,951
3.35%, 04/01/23 (Call 03/01/23)(a)	10,964	11,049,663
3.50%, 03/01/27 (Call 12/01/26)(a)	11,698	11,551,665
3.70%, 01/30/26 (Call 10/30/25)(a)	20,019	20,166,182
3.80%, 04/01/28 (Call 01/01/28)	15,068	15,035,217
4.45%, 03/01/47 (Call 09/01/46)(a)	10,973	10,690,428
4.45%, 09/01/48 (Call 03/01/48)(a)	8,655	8,417,849
4.70%, 12/09/35 (Call 06/09/35)(a)	11,951	12,282,340
4.88%, 12/09/45 (Call 06/09/45)(a)	23,086	23,756,584
6.30%, 10/15/37(a)	12,982	15,480,113
6.30%, 03/01/38(a)	5,913	7,072,121
O’Reilly Automotive Inc., 3.60%, 09/01/27 (Call 06/01/27)	2,290	2,218,660
Starbucks Corp.
3.10%, 03/01/23 (Call 02/01/23)(a)	6,728	6,712,450
3.50%, 03/01/28 (Call 12/01/27)(a)	1,298	1,268,051
3.80%, 08/15/25 (Call 06/15/25)(a)	16,956	17,184,569

SCHEDULES OF INVESTMENTS

Schedule of Investments (continued) February 28, 2019	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Retail (continued)
3.85%, 10/01/23 (Call 07/01/23)(a)	$5,875	$6,001,556
4.00%, 11/15/28 (Call 08/15/28)(a)	8,160	8,259,147
4.50%, 11/15/48 (Call 05/15/48)(a)	15,505	14,944,744
Target Corp.
2.50%, 04/15/26(a)	11,604	11,041,099
2.90%, 01/15/22(a)	8,957	9,007,842
3.50%, 07/01/24(a)	14,849	15,226,984
3.63%, 04/15/46	14,123	12,696,628
3.90%, 11/15/47 (Call 05/15/47)(a)	10,081	9,486,894
4.00%, 07/01/42(a)	16,356	15,841,368
TJX Companies Inc. (The), 2.25%, 09/15/26
(Call 06/15/26)(a)	13,797	12,737,308
Walgreen Co., 3.10%, 09/15/22(a)	10,688	10,655,332
Walgreens Boots Alliance Inc.
3.30%, 11/18/21 (Call 09/18/21)(a)	2,120	2,131,592
3.45%, 06/01/26 (Call 03/01/26)(a)	29,957	28,678,624
3.80%, 11/18/24 (Call 08/18/24)(a)	24,953	25,021,688
4.80%, 11/18/44 (Call 05/18/44)(a)	16,463	15,355,496
Walmart Inc.
2.35%, 12/15/22 (Call 11/15/22)	18,295	18,014,964
2.55%, 04/11/23 (Call 01/11/23)(a)	25,693	25,433,249
2.65%, 12/15/24 (Call 10/15/24)(a)	11,909	11,729,772
3.30%, 04/22/24 (Call 01/22/24)(a)	29,517	30,018,795
3.40%, 06/26/23 (Call 05/26/23)	38,899	39,652,466
3.55%, 06/26/25 (Call 04/26/25)(a)	25,825	26,490,983
3.63%, 12/15/47 (Call 06/15/47)(a)	17,585	16,449,929
3.70%, 06/26/28 (Call 03/26/28)(a)	38,036	38,956,110
3.95%, 06/28/38 (Call 12/28/37)	17,624	17,688,028
4.00%, 04/11/43 (Call 10/11/42)(a)	1,327	1,318,741
4.05%, 06/29/48 (Call 12/29/47)	36,030	36,332,407
4.30%, 04/22/44 (Call 10/22/43)	1,851	1,924,074
5.25%, 09/01/35(a)	25,186	29,324,183
5.63%, 04/01/40(a)	3,311	4,005,946
5.63%, 04/15/41(a)	5,583	6,784,173
5.88%, 04/05/27	1,302	1,529,199
6.20%, 04/15/38(a)	2,614	3,307,768

		1,128,188,491

Semiconductors — 1.7%
Analog Devices Inc.
3.50%, 12/05/26 (Call 09/05/26)(a)	13,622	13,106,966
3.90%, 12/15/25 (Call 09/15/25)	11,750	11,743,494
Applied Materials Inc.
3.30%, 04/01/27 (Call 01/01/27)(a)	18,969	18,727,690
4.35%, 04/01/47 (Call 10/01/46)(a)	9,888	9,918,652
Broadcom Corp./Broadcom Cayman Finance Ltd.
2.65%, 01/15/23 (Call 12/15/22)	9,246	8,805,138
3.00%, 01/15/22 (Call 12/15/21)(a)	7,280	7,148,185
3.13%, 01/15/25 (Call 11/15/24)	20,544	19,033,406
3.50%, 01/15/28 (Call 10/15/27)(a)	17,309	15,422,701
3.63%, 01/15/24 (Call 11/15/23)(a)	28,604	27,790,411
3.88%, 01/15/27 (Call 10/15/26)	57,950	53,644,315
Intel Corp.
2.35%, 05/11/22 (Call 04/11/22)(a)	10,506	10,363,780
2.60%, 05/19/26 (Call 02/19/26)(a)	13,859	13,283,882
2.70%, 12/15/22(a)	19,359	19,268,946
2.88%, 05/11/24 (Call 03/11/24)(a)	12,861	12,727,923
3.10%, 07/29/22(a)	12,122	12,247,025
3.15%, 05/11/27 (Call 02/11/27)(a)	14,856	14,739,692
3.70%, 07/29/25 (Call 04/29/25)(a)	28,233	29,061,972
3.73%, 12/08/47 (Call 06/08/47)(a)	18,153	17,306,407

Security	Par (000)	Value

Semiconductors (continued)
4.00%, 12/15/32(a)	$18,230	$19,360,743
4.10%, 05/19/46 (Call 11/19/45)(a)	20,340	20,506,011
4.10%, 05/11/47 (Call 11/11/46)(a)	22,089	22,195,559
4.80%, 10/01/41(a)	2,215	2,454,890
4.90%, 07/29/45 (Call 01/29/45)	1,840	2,081,310
NVIDIA Corp.
2.20%, 09/16/21 (Call 08/16/21)(a)	2,226	2,182,080
3.20%, 09/16/26 (Call 06/16/26)	13,784	13,391,859
QUALCOMM Inc.
2.60%, 01/30/23 (Call 12/30/22)	13,701	13,355,409
2.90%, 05/20/24 (Call 03/20/24)(a)	17,164	16,589,275
3.00%, 05/20/22(a)	18,003	17,918,451
3.25%, 05/20/27 (Call 02/20/27)(a)	20,253	19,129,406
3.45%, 05/20/25 (Call 02/20/25)(a)	24,960	24,546,308
4.30%, 05/20/47 (Call 11/20/46)	16,856	15,118,199
4.65%, 05/20/35 (Call 11/20/34)(a)	18,156	17,724,759
4.80%, 05/20/45 (Call 11/20/44)	21,978	21,133,555
Texas Instruments Inc., 4.15%, 05/15/48 (Call 11/15/47)(a)	22,184	22,606,674

		564,635,073

Software — 3.8%
Fidelity National Information Services Inc.
2.25%, 08/15/21 (Call 07/15/21)	76	73,846
3.00%, 08/15/26 (Call 05/15/26)(a)	15,202	14,171,842
3.50%, 04/15/23 (Call 01/15/23)(a)	2,024	2,011,057
5.00%, 10/15/25 (Call 07/15/25)	11,525	12,131,842
Fiserv Inc.
3.80%, 10/01/23 (Call 09/01/23)	2,286	2,295,652
3.85%, 06/01/25 (Call 03/01/25)(a)	8,601	8,616,314
4.20%, 10/01/28 (Call 07/01/28)	3,220	3,180,042
Microsoft Corp.
2.00%, 08/08/23 (Call 06/08/23)(a)	30,189	29,214,493
2.13%, 11/15/22(a)	5,979	5,881,091
2.38%, 02/12/22 (Call 01/12/22)(a)	1,995	1,976,640
2.38%, 05/01/23 (Call 02/01/23)(a)	13,375	13,206,732
2.40%, 08/08/26 (Call 05/08/26)(a)	42,720	40,542,156
2.65%, 11/03/22 (Call 09/03/22)(a)	9,768	9,751,123
2.70%, 02/12/25 (Call 11/12/24)(a)	33,308	32,799,653
2.88%, 02/06/24 (Call 12/06/23)(a)	33,602	33,592,343
3.13%, 11/03/25 (Call 08/03/25)(a)	20,532	20,652,285
3.30%, 02/06/27 (Call 11/06/26)(a)	37,026	37,241,162
3.45%, 08/08/36 (Call 02/08/36)	19,870	19,284,222
3.50%, 02/12/35 (Call 08/12/34)	11,230	10,981,368
3.50%, 11/15/42(a)	7,034	6,643,543
3.63%, 12/15/23 (Call 09/15/23)(a)	24,919	25,836,777
3.70%, 08/08/46 (Call 02/08/46)(a)	52,657	51,372,869
3.75%, 02/12/45 (Call 08/12/44)(a)	23,875	23,400,243
3.95%, 08/08/56 (Call 02/08/56)(a)	36,000	35,370,277
4.00%, 02/12/55 (Call 08/12/54)	19,594	19,455,063
4.10%, 02/06/37 (Call 08/06/36)	27,813	29,051,502
4.20%, 11/03/35 (Call 05/03/35)(a)	19,661	20,780,466
4.45%, 11/03/45 (Call 05/03/45)(a)	38,118	41,491,710
4.50%, 10/01/40(a)	17,751	19,302,207
4.50%, 02/06/57 (Call 08/06/56)	29,925	32,610,613
4.75%, 11/03/55 (Call 05/03/55)(a)	8,513	9,596,836
5.20%, 06/01/39	4,554	5,386,135
5.30%, 02/08/41	14,849	17,754,177
Series 30Y, 4.25%, 02/06/47 (Call 08/06/46)(a)	31,501	33,273,379

2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) February 28, 2019	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Software (continued)
Oracle Corp.
1.90%, 09/15/21 (Call 08/15/21)(a)	$1,478	$1,445,146
2.40%, 09/15/23 (Call 07/15/23)(a)	25,163	24,449,727
2.50%, 05/15/22 (Call 03/15/22)(a)	26,187	25,868,008
2.50%, 10/15/22	25,170	24,834,363
2.63%, 02/15/23 (Call 01/15/23)	19,160	18,893,983
2.65%, 07/15/26 (Call 04/15/26)	40,442	38,408,875
2.95%, 11/15/24 (Call 09/15/24)(a)	29,752	29,421,982
2.95%, 05/15/25 (Call 02/15/25)(a)	27,849	27,357,913
3.25%, 11/15/27 (Call 08/15/27)(a)	47,301	46,552,528
3.40%, 07/08/24 (Call 04/08/24)(a)	31,315	31,673,929
3.63%, 07/15/23(a)	14,208	14,563,379
3.80%, 11/15/37 (Call 05/15/37)(a)	20,334	19,491,237
3.85%, 07/15/36 (Call 01/15/36)(a)	20,745	20,080,268
3.90%, 05/15/35 (Call 11/15/34)(a)	13,184	12,907,564
4.00%, 07/15/46 (Call 01/15/46)	50,065	47,873,069
4.00%, 11/15/47 (Call 05/15/47)(a)	24,871	23,798,926
4.13%, 05/15/45 (Call 11/15/44)(a)	27,361	26,717,518
4.30%, 07/08/34 (Call 01/08/34)(a)	12,209	12,688,483
4.38%, 05/15/55 (Call 11/15/54)	4,039	4,021,457
4.50%, 07/08/44 (Call 01/08/44)(a)	11,350	11,726,329
5.38%, 07/15/40(a)	26,939	30,934,905
6.13%, 07/08/39(a)	6,766	8,374,545
6.50%, 04/15/38(a)	11,977	15,313,277
salesforce.com Inc.
3.25%, 04/11/23 (Call 03/11/23)	9,782	9,891,502
3.70%, 04/11/28 (Call 01/11/28)(a)	17,920	18,361,000
VMware Inc.
2.95%, 08/21/22 (Call 07/21/22)	9,389	9,193,666
3.90%, 08/21/27 (Call 05/21/27)	25,142	23,460,739

		1,247,233,978

Telecommunications — 6.8%
AT&T Inc.
2.63%, 12/01/22 (Call 09/01/22)(a)	10,039	9,803,009
3.00%, 02/15/22(a)	16,911	16,829,565
3.00%, 06/30/22 (Call 04/30/22)	10,370	10,278,409
3.20%, 03/01/22 (Call 02/01/22)	12,036	12,030,309
3.40%, 05/15/25 (Call 02/15/25)(a)	61,977	60,401,638
3.60%, 02/17/23 (Call 12/17/22)(a)	20,955	21,091,040
3.80%, 03/15/22(a)	12,188	12,385,146
3.80%, 03/01/24 (Call 01/01/24)(a)	14,766	14,893,273
3.90%, 03/11/24 (Call 12/11/23)(a)	8,931	9,047,753
3.95%, 01/15/25 (Call 10/15/24)	19,401	19,464,362
4.10%, 02/15/28 (Call 11/15/27)	26,534	26,148,774
4.13%, 02/17/26 (Call 11/17/25)(a)	29,907	29,944,518
4.25%, 03/01/27 (Call 12/01/26)(a)	32,686	32,836,990
4.30%, 02/15/30 (Call 11/15/29)	35,792	35,126,806
4.30%, 12/15/42 (Call 06/15/42)(a)	28,291	24,792,156
4.35%, 03/01/29 (Call 12/01/28)	21,829	21,683,922
4.35%, 06/15/45 (Call 12/15/44)(a)	30,948	26,930,860
4.45%, 04/01/24 (Call 01/01/24)	19,497	20,192,932
4.50%, 05/15/35 (Call 11/15/34)(a)	39,975	37,628,883
4.50%, 03/09/48 (Call 09/09/47)(a)	60,884	54,346,751
4.55%, 03/09/49 (Call 09/09/48)(a)	30,680	27,428,945
4.75%, 05/15/46 (Call 11/15/45)(a)	36,741	34,108,302
4.80%, 06/15/44 (Call 12/15/43)(a)	33,425	31,381,609
4.85%, 03/01/39 (Call 09/01/38)	24,807	23,669,150
4.90%, 08/15/37 (Call 02/14/37)	10,306	9,981,625
5.15%, 03/15/42(a)	15,544	15,261,357
5.15%, 11/15/46 (Call 05/15/46)(a)	28,231	27,537,288

Security	Par (000)	Value

Telecommunications (continued)
5.15%, 02/15/50 (Call 08/14/49)(a)	$25,146	$24,290,395
5.25%, 03/01/37 (Call 09/01/36)	29,228	29,430,179
5.35%, 09/01/40(a)	20,032	20,077,443
5.45%, 03/01/47 (Call 09/01/46)(a)	20,474	20,852,077
5.55%, 08/15/41	4,812	4,925,384
5.65%, 02/15/47 (Call 08/15/46)(a)	18,973	19,779,749
5.70%, 03/01/57 (Call 09/01/56)	14,658	14,889,853
6.00%, 08/15/40 (Call 05/15/40)(a)	17,367	18,692,882
6.30%, 01/15/38(a)	252	280,577
6.38%, 03/01/41(a)	4,022	4,547,568
British Telecommunications PLC, 9.63%, 12/15/30	24,414	34,113,411
Cisco Systems Inc.
2.20%, 09/20/23 (Call 07/20/23)(a)	22,128	21,563,926
2.50%, 09/20/26 (Call 06/20/26)(a)	9,597	9,121,301
2.95%, 02/28/26(a)	13,234	13,005,323
3.63%, 03/04/24(a)	20,664	21,399,665
5.50%, 01/15/40(a)	19,635	24,009,236
5.90%, 02/15/39(a)	18,093	23,104,300
Deutsche Telekom International Finance BV, 8.75%, 06/15/30	45,411	60,549,542
Motorola Solutions Inc., 3.75%, 05/15/22	1,732	1,737,014
Orange SA
4.13%, 09/14/21(a)	3,685	3,802,532
5.38%, 01/13/42(a)	7,875	8,527,190
5.50%, 02/06/44 (Call 08/06/43)(a)	7,334	8,034,144
9.00%, 03/01/31(a)	31,775	44,573,376
Rogers Communications Inc.
4.10%, 10/01/23 (Call 07/01/23)(a)	15,343	15,891,848
4.30%, 02/15/48 (Call 08/15/47)(a)	5,559	5,382,907
5.00%, 03/15/44 (Call 09/15/43)(a)	11,219	11,874,523
Telefonica Emisiones SAU
4.10%, 03/08/27(a)	16,015	15,753,030
4.57%, 04/27/23(a)	7,082	7,368,638
4.67%, 03/06/38(a)	14,357	13,225,387
4.90%, 03/06/48(a)	15,956	14,707,106
5.21%, 03/08/47	29,183	27,986,870
5.52%, 03/01/49 (Call 09/01/48)	5,000	4,987,500
7.05%, 06/20/36(a)	20,053	23,534,901
Telefonica Europe BV, 8.25%, 09/15/30(a)	8,971	11,590,209
Verizon Communications Inc.
2.63%, 08/15/26(a)	38,450	35,915,138
3.38%, 02/15/25	29,092	29,091,395
3.50%, 11/01/24 (Call 08/01/24)	21,360	21,566,970
3.85%, 11/01/42 (Call 05/01/42)(a)	8,556	7,694,341
3.88%, 02/08/29 (Call 11/08/28)(a)	3,025	3,023,719
4.02%, 12/03/29(b)	46,170	46,311,280
4.13%, 03/16/27(a)	43,670	44,662,440
4.13%, 08/15/46	15,764	14,556,487
4.27%, 01/15/36(a)	35,266	34,492,112
4.33%, 09/21/28(a)	139,186	143,932,799
4.40%, 11/01/34 (Call 05/01/34)(a)	17,204	17,271,810
4.50%, 08/10/33(a)	34,460	35,217,279
4.52%, 09/15/48(a)	52,703	51,486,820
4.67%, 03/15/55	52,018	50,480,785
4.75%, 11/01/41	8,257	8,371,835
4.81%, 03/15/39(a)	13,119	13,466,076
4.86%, 08/21/46(a)	59,250	60,886,645
5.01%, 04/15/49	43,368	45,559,745
5.01%, 08/21/54(a)	49,496	50,622,811
5.15%, 09/15/23	3,692	4,007,923

SCHEDULES OF INVESTMENTS

Schedule of Investments (continued) February 28, 2019	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Telecommunications (continued)
5.25%, 03/16/37(a)	$25,154	$27,362,174
5.50%, 03/16/47(a)	12,623	14,102,373
6.55%, 09/15/43(a)	7,751	9,555,797
Vodafone Group PLC
2.50%, 09/26/22(a)	7,302	7,080,073
2.95%, 02/19/23(a)	20,648	20,183,905
3.75%, 01/16/24(a)	23,804	23,729,622
4.13%, 05/30/25(a)	20,783	20,868,547
4.38%, 05/30/28(a)	34,450	34,074,002
4.38%, 02/19/43(a)	15,473	13,251,577
5.00%, 05/30/38(a)	13,286	12,666,556
5.25%, 05/30/48(a)	34,754	33,187,220
6.15%, 02/27/37(a)	25,786	27,640,975

		2,211,156,589

Transportation — 1.3%
Burlington Northern Santa Fe LLC
3.85%, 09/01/23 (Call 06/01/23)(a)	3,783	3,913,995
3.90%, 08/01/46 (Call 02/01/46)(a)	13,749	13,259,776
4.05%, 06/15/48 (Call 12/15/47)	5,986	5,878,017
4.13%, 06/15/47 (Call 12/15/46)(a)	7,686	7,660,276
4.15%, 04/01/45 (Call 10/01/44)(a)	12,764	12,799,673
4.15%, 12/15/48 (Call 06/15/48)(a)	13,234	13,313,851
4.45%, 03/15/43 (Call 09/15/42)	12,898	13,407,063
4.55%, 09/01/44 (Call 03/01/44)(a)	12,749	13,369,718
4.90%, 04/01/44 (Call 10/01/43)(a)	5,101	5,612,576
5.75%, 05/01/40 (Call 11/01/39)(a)	11,719	14,089,456
Cie. de Chemin de Fer Canadien Pacifique, 6.13%, 09/15/15 (Call 03/15/15)(a)	3,756	4,360,565
CSX Corp.
2.60%, 11/01/26 (Call 08/01/26)(a)	439	405,515
3.25%, 06/01/27 (Call 03/01/27)(a)	18,172	17,486,436
3.80%, 03/01/28 (Call 12/01/27)(a)	4,636	4,616,765
3.80%, 11/01/46 (Call 05/01/46)(a)	3,790	3,392,899
4.10%, 03/15/44 (Call 09/15/43)	12,696	11,937,571
4.25%, 03/15/29 (Call 12/15/28)	5,000	5,145,300
4.30%, 03/01/48 (Call 09/01/47)(a)	10,839	10,467,919
FedEx Corp.
3.25%, 04/01/26 (Call 01/01/26)(a)	10,009	9,718,173
4.00%, 01/15/24(a)	5,988	6,164,782
4.05%, 02/15/48 (Call 08/15/47)	23,545	20,419,552
4.40%, 01/15/47 (Call 07/15/46)(a)	10,646	9,683,103
4.55%, 04/01/46 (Call 10/01/45)	13,578	12,687,560
4.75%, 11/15/45 (Call 05/15/45)(a)	18,660	17,958,259
4.95%, 10/17/48 (Call 04/17/48)(a)	1,763	1,744,884
5.10%, 01/15/44(a)	10,754	10,842,262
Union Pacific Corp.
3.70%, 03/01/29 (Call 12/01/28)(a)	7,175	7,139,208
3.80%, 10/01/51 (Call 04/01/51)(a)	10,120	8,927,607
3.95%, 09/10/28 (Call 06/10/28)(a)	30,569	31,232,390
4.16%, 07/15/22 (Call 04/15/22)(a)	6,939	7,182,306
4.30%, 03/01/49 (Call 09/01/48)(a)	5,025	4,903,415
4.38%, 09/10/38 (Call 03/10/38)	12,648	12,608,045
4.50%, 09/10/48 (Call 03/10/48)	11,784	11,852,695

Security	Par/ Shares (000)	Value

Transportation (continued)
United Parcel Service Inc.
2.45%, 10/01/22	$5,181	$5,136,032
2.50%, 04/01/23 (Call 03/01/23)	16,386	16,111,340
3.05%, 11/15/27 (Call 08/15/27)(a)	14,497	14,139,729
3.75%, 11/15/47 (Call 05/15/47)(a)	11,264	10,388,800
6.20%, 01/15/38	21,940	27,248,763

		407,206,276

Water — 0.1%
American Water Capital Corp.
3.75%, 09/01/47 (Call 03/01/47)(a)	21,031	19,396,349
6.59%, 10/15/37(a)	1,912	2,438,005

		21,834,354

Total Corporate Bonds & Notes — 98.8% (Cost: $33,040,812,554)		32,138,442,972

U.S. Government Obligations

U.S. Government Obligations — 0.0%
U.S. Treasury Note/Bond, 3.00%, 02/15/48(a)	10,000	9,830,402

Total U.S. Government Obligations — 0.0% (Cost: $9,932,523)		9,830,402

Short-Term Investments

Money Market Funds — 10.0%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.62%(f)(g)(h)	3,058,759	3,059,982,217
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.33%(f)(g)	188,176	188,176,431

		3,248,158,648

Total Short-Term Investments — 10.0% (Cost: $3,247,032,129)		3,248,158,648

Total Investments in Securities — 108.8% (Cost: $36,297,777,206)		35,396,432,022

Other Assets, Less Liabilities — (8.8)%		(2,876,458,632)

Net Assets — 100.0%		$32,519,973,390

(a)	All or a portion of this security is on loan.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security is issued at a fixed coupon rate, which converts to a variable rate at a specified date. Reference index and spread are provided if the rate is currently floating.
(d)	Variable or floating rate security. Rate shown is the rate in effect as of period-end.
(e)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period-end.
(h)	All or a portion of this security was purchased with cash collateral received from loaned securities.

2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) February 28, 2019	iShares® iBoxx $ Investment Grade Corporate Bond ETF

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended February 28, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Par/Shares Held at 02/28/18 (000)	Par/Shares Purchased (000)		Par/Shares Sold (000)		Par/Shares Held at 02/28/19 (000)	Value at 02/28/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)

BlackRock Cash Funds: Institutional, SL Agency Shares	3,425,888	—		(367,129	)(b)	3,058,759	$3,059,982,217	$10,038,489	(c)	$76,445	$951,048
BlackRock Cash Funds: Treasury, SL Agency Shares	107,658	80,518	(b)	—		188,176	188,176,431	2,796,541		—	—
PNC Bank N.A.
2.15%, 04/29/21(d)	14,331	—		(14,331)		—	N/A	93,367		(478,239)	474,968
2.45%, 07/28/22(d)	1,367	—		—		1,367	N/A	33,014		—	43,371
2.55%, 12/09/21(d)	11,815	—		(4,553)		7,262	N/A	193,894		(98,087)	244,650
2.63%, 02/17/22(d)	17,722	10,000		(7,575)		20,147	N/A	533,701		(65,197)	455,641
2.70%, 11/01/22(d)	21,889	1,000		(15,070)		7,819	N/A	257,699		(491,212)	669,663
2.95%, 01/30/23(d)	11,926	—		(9,653)		2,273	N/A	103,301		(300,507)	295,856
2.95%, 02/23/25(d)	13,200	—		(5,463)		7,737	N/A	230,340		(186,807)	535,782
3.10%, 10/25/27(d)	2,938	25,000		(4,151)		23,787	N/A	628,688		35,836	113,138
3.25%, 06/01/25(d)	18,440	—		(1,007)		17,433	N/A	531,423		(36,057)	781,877
3.50%, 06/08/23(d)	—	13,245		—		13,245	N/A	177,771		—	—
3.80%, 07/25/23(d)	12,012	—		(4,553)		7,459	N/A	232,665		(122,905)	339,329
4.05%, 07/26/28(d)	—	17,580		(900)		16,680	N/A	301,925		2,145	—
PNC Financial Services Group Inc. (The)
3.15%, 05/19/27(d)	3,494	1,080		(1,491)		3,083	N/A	99,778		(73,497)	158,115
3.30%, 03/08/22(d)	10,630	—		(4)		10,626	N/A	279,868		(96)	237,612
3.90%, 04/29/24(d)	7,596	—		(4,551)		3,045	N/A	114,709		(67,461)	114,913

							$3,248,158,648	$16,647,173		$(1,805,639)	$5,415,963

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)	Net of purchases and sales.
(c)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

(d)	As of year end, the entity is no longer an affiliate of the Fund.

Derivative Financial Instruments Categorized by Risk Exposure

For the year ended February 28, 2019, the effect of derivative financial instruments in the Statement of Operations was as follows:

Interest Rate Contracts
Net Realized Gain (Loss) from:
Futures contracts	$(586,890)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$0	(a)

(a)	Derivative not held at quarter-end. The amounts shown in the Statement of Operations serve as an indicator of volume activity during the year.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

SCHEDULES OF INVESTMENTS

Schedule of Investments (continued) February 28, 2019	iShares® iBoxx $ Investment Grade Corporate Bond ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of February 28, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments Assets
Corporate Bonds & Notes	$—	$32,138,442,972	$—	$32,138,442,972
U.S. Government Obligations	—	9,830,402	—	9,830,402
Money Market Funds	3,248,158,648	—	—	3,248,158,648

	$3,248,158,648	$32,148,273,374	$—	$35,396,432,022

See notes to financial statements.

2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

February 28, 2019

	iShares iBoxx $ High Yield Corporate Bond ETF	iShares iBoxx $ Investment Grade Corporate Bond ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$15,070,194,894	$32,148,273,374
Affiliated(c)	3,737,368,907	3,248,158,648
Cash	1,333,268	453,386
Receivables:
Investments sold	58,727,901	74,417,514
Securities lending income — Affiliated	1,439,866	742,686
Capital shares sold	22,468,899	8,975,380
Dividends	371,240	369,074
Interest	248,854,962	343,432,761

Total assets	19,140,759,937	35,824,822,823

LIABILITIES
Collateral on securities loaned, at value	3,540,434,454	3,058,681,844
Payables:
Investments purchased	214,391,017	241,138,727
Capital shares redeemed	38,394,496	1,480,204
Investment advisory fees	5,676,000	3,548,658

Total liabilities	3,798,895,967	3,304,849,433

NET ASSETS	$15,341,863,970	$32,519,973,390

NET ASSETS CONSIST OF:
Paid-in capital	$16,660,112,419	$33,567,996,064
Accumulated loss	(1,318,248,449)	(1,048,022,674)

NET ASSETS	$15,341,863,970	$32,519,973,390

Shares outstanding	179,000,000	280,600,000

Net asset value	$85.71	$115.89

Shares authorized	Unlimited	Unlimited

Par value	None	None

(a) Securities loaned, at value	$3,364,927,722	$2,943,916,981
(b) Investments, at cost — Unaffiliated	$15,567,053,774	$33,050,745,077
(c) Investments, at cost — Affiliated	$3,736,186,466	$3,247,032,129

See notes to financial statements.

FINANCIAL STATEMENTS

Statements of Operations

Year Ended February 28, 2019

	iShares iBoxx $ High Yield Corporate Bond ETF	iShares iBoxx $ Investment Grade Corporate Bond ETF

INVESTMENT INCOME
Dividends — Affiliated	$3,318,650	$2,796,541
Interest — Unaffiliated	824,067,747	1,199,381,118
Interest — Affiliated	—	3,812,143
Securities lending income — Affiliated — net	22,007,060	10,038,489
Other income — Unaffiliated	2,391,220	3,043

Total investment income	851,784,677	1,216,031,334

EXPENSES
Investment advisory fees	72,959,257	46,920,280

Total expenses	72,959,257	46,920,280

Net investment income	778,825,420	1,169,111,054

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(90,216,076)	(157,853,814)
Investments — Affiliated	198,538	(213,376)
In-kind redemptions — Unaffiliated	(83,560,666)	(450,062,071)
In-kind redemptions — Affiliated	—	(1,592,263)
Futures contracts	—	(586,890)
Foreign currency transactions	(36,287)	—

Net realized loss	(173,614,491)	(610,308,414)

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	137,161,188	221,608,433
Investments — Affiliated	837,192	5,415,963

Net change in unrealized appreciation (depreciation)	137,998,380	227,024,396

Net realized and unrealized loss	(35,616,111)	(383,284,018)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$743,209,309	$785,827,036

See notes to financial statements.

2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	iShares iBoxx $ High Yield Corporate Bond ETF		iShares iBoxx $ Investment Grade Corporate Bond ETF
	Year Ended 02/28/19	Year Ended 02/28/18	Year Ended 02/28/19	Year Ended 02/28/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$778,825,420	$917,067,469	$1,169,111,054	$1,156,409,466
Net realized gain (loss)	(173,614,491)	211,898,895	(610,308,414)	273,864,055
Net change in unrealized appreciation (depreciation)	137,998,380	(572,278,455)	227,024,396	(753,064,134)

Net increase in net assets resulting from operations	743,209,309	556,687,909	785,827,036	677,209,387

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to shareholders	(786,516,158)	(936,329,183)	(1,173,825,530)	(1,129,426,920)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	113,715,886	(2,943,402,425)	245,691,487	1,876,304,924

NET ASSETS(b)
Total increase (decrease) in net assets	70,409,037	(3,323,043,699)	(142,307,007)	1,424,087,391
Beginning of year	15,271,454,933	18,594,498,632	32,662,280,397	31,238,193,006

End of year	$15,341,863,970	$15,271,454,933	$32,519,973,390	$32,662,280,397

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 12 for this prior year information.

See notes to financial statements.

FINANCIAL STATEMENTS

Financial Highlights

(For a share outstanding throughout each period)

	iShares iBoxx $ High Yield Corporate Bond ETF
	Year Ended 02/28/19	Year Ended 02/28/18	Year Ended 02/28/17	Year Ended 02/29/16	Year Ended 02/28/15

Net asset value, beginning of year	$86.13	$88.08	$79.10	$91.71	$94.64

Net investment income(a)	4.46	4.42	4.64	4.79	4.96
Net realized and unrealized gain (loss)(b)	(0.36)	(1.92)	8.89	(12.62)	(2.89)

Net increase (decrease) from investment operations	4.10	2.50	13.53	(7.83)	2.07

Distributions(c)
From net investment income	(4.52)	(4.45)	(4.55)	(4.78)	(5.00)

Total distributions	(4.52)	(4.45)	(4.55)	(4.78)	(5.00)

Net asset value, end of year	$85.71	$86.13	$88.08	$79.10	$91.71

Total Return
Based on net asset value	4.95%	2.87%	17.54%	(8.76)%	2.22%

Ratios to Average Net Assets
Total expenses	0.49%	0.49%	0.49%	0.50%	0.50%

Net investment income	5.25%	5.05%	5.46%	5.60%	5.37%

Supplemental Data
Net assets, end of year (000)	$15,341,864	$15,271,455	$18,594,499	$15,543,922	$18,021,179

Portfolio turnover rate(d)	14%	17%	13%	11%	11%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares iBoxx $ Investment Grade Corporate Bond ETF
	Year Ended 02/28/19	Year Ended 02/28/18	Year Ended 02/28/17	Year Ended 02/29/16	Year Ended 02/28/15

Net asset value, beginning of year	$117.11	$118.42	$114.80	$121.46	$117.02

Net investment income(a)	4.15	3.86	3.88	4.00	4.06
Net realized and unrealized gain (loss)(b)	(1.20)	(1.39)	3.63	(6.70)	4.42

Net increase (decrease) from investment operations	2.95	2.47	7.51	(2.70)	8.48

Distributions(c)
From net investment income	(4.17)	(3.78)	(3.89)	(3.96)	(4.04)

Total distributions	(4.17)	(3.78)	(3.89)	(3.96)	(4.04)

Net asset value, end of year	$115.89	$117.11	$118.42	$114.80	$121.46

Total Return
Based on net asset value	2.64%	2.06%	6.57%	(2.19)%	7.35%

Ratios to Average Net Assets
Total expenses	0.15%	0.15%	0.15%	0.15%	0.15%

Net investment income	3.62%	3.22%	3.24%	3.44%	3.42%

Supplemental Data
Net assets, end of year (000)	$32,519,973	$32,662,280	$31,238,193	$25,071,298	$22,044,157

Portfolio turnover rate(d)	10%	10%	11%	13%	9%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
iBoxx $ High Yield Corporate Bond	Diversified
iBoxx $ Investment Grade Corporate Bond	Diversified

2.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Investment Transactions and Income Recognition: Investment transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Interest income, including amortization and accretion of premiums and discounts on debt securities, and payment-in-kind interest income, if any, are recognized daily on the accrual basis. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source.

Foreign Currency Translation: The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in non-U.S. currencies are translated to U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments. Such fluctuations are reflected by the Funds as a component of net realized and unrealized gain (loss) from investments for financial reporting purposes. Each Fund reports realized currency gain (loss) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its statement of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of February 28, 2019, if any, are disclosed in the statement of assets and liabilities.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization on Purchase Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management continues to evaluate the impact of this guidance to the Funds.

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A fund determines the fair value of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Fixed-income investments are valued using the last available bid price or current market quotations provided by independent dealers or prices (including evaluated prices) supplied by approved independent third-party pricing services. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, perceived market movements, news, and other relevant information and by other methods, which may include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; general market conditions; and/or other factors and assumptions.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of an investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and the cost approach. Valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values, and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund

NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements  (continued)

or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of February 28, 2019, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates and is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund, if any, are also disclosed in its schedule of investments. The market value of any securities on loan as of February 28, 2019 and the value of the related cash collateral are disclosed in the statements of assets and liabilities.

Securities lending transactions are entered into by a fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the fund can reinvest cash collateral received in connection with loaned securities.

The following table is a summary of the securities lending agreements by counterparty which are subject to offset under an MSLA as of February 28, 2019:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

iBoxx $ High Yield Corporate Bond
Barclays Bank PLC	$88,245,173	$88,245,173		$—	$—
Barclays Capital Inc.	530,671,514	530,671,514		—	—
BMO Capital Markets	28,626,541	28,626,541		—	—
BNP Paribas Prime Brokerage International Ltd.	111,037,252	111,037,252		—	—
Citigroup Global Markets Inc.	290,377,798	290,377,798		—	—
Credit Suisse Securities (USA) LLC	94,911,105	94,911,105		—	—
Deutsche Bank Securities Inc.	108,691,504	108,691,504		—	—
Goldman Sachs & Co.	685,739,667	685,739,667		—	—
HSBC Securities (USA) Inc.	32,427,463	32,427,463		—	—
Jefferies LLC	8,858,806	8,858,806		—	—
JPMorgan Securities LLC	625,312,564	625,312,564		—	—
Merrill Lynch, Pierce, Fenner & Smith	73,245,465	73,245,465		—	—
Morgan Stanley & Co. LLC	42,626,256	42,626,256		—	—
MUFG Securities Americas Inc.	8,024	8,024		—	—
Nomura Securities International Inc.	22,987,090	22,987,090		—	—
RBC Capital Markets LLC	391,360,621	391,360,621		—	—
Scotia Capital (USA) Inc.	290,175	290,175		—	—
State Street Bank & Trust Company	6,117,672	6,117,672		—	—
UBS AG	18,368,718	18,368,718		—	—
UBS Securities LLC	4,492,617	4,492,617		—	—
Wells Fargo Securities LLC	200,531,697	200,531,697		—	—

	$3,364,927,722	$3,364,927,722		$—	$—

2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

iBoxx $ Investment Grade Corporate Bond
Barclays Bank PLC	$160,054,312	$160,054,312		$—	$—
Barclays Capital Inc.	99,231,838	99,231,838		—	—
BMO Capital Markets	38,515,471	38,515,471		—	—
BNP Paribas Prime Brokerage International Ltd.	64,204,147	64,204,147		—	—
BNP Paribas Securities Corp.	199,136	199,136		—	—
Citigroup Global Markets Inc.	159,289,312	159,289,312		—	—
Credit Suisse Securities (USA) LLC	134,786,585	134,786,585		—	—
Deutsche Bank Securities Inc.	65,096,633	65,096,633		—	—
Goldman Sachs & Co.	277,248,578	277,248,578		—	—
HSBC Securities (USA) Inc.	161,259,528	161,259,528		—	—
Jefferies LLC	13,994,657	13,994,657		—	—
JPMorgan Securities LLC	531,613,842	531,613,842		—	—
Merrill Lynch, Pierce, Fenner & Smith	115,282,788	115,282,788		—	—
Morgan Stanley & Co. LLC	166,642,924	166,642,924		—	—
MUFG Securities Americas Inc.	100,526,184	100,526,184		—	—
Nomura Securities International Inc.	18,258,288	18,258,288		—	—
RBC Capital Markets LLC	327,240,975	327,240,975		—	—
Scotia Capital (USA) Inc.	6,922,768	6,922,768		—	—
SG Americas Securities LLC	11,222,825	11,222,825		—	—
State Street Bank & Trust Company	39,574,261	39,574,261		—	—
UBS AG	110,681,244	110,681,244		—	—
UBS Securities LLC	5,910,444	5,910,444		—	—
Wells Fargo Securities LLC	336,160,241	336,160,241		—	—

	$2,943,916,981	$2,943,916,981		$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: The iShares iBoxx $ Investment Grade Corporate Bond ETF used futures contracts to mitigate or maintain duration risk in line with its underlying index as securities were purchased and sold. Futures contracts are standardized, exchange-traded agreements to buy or sell a specific quantity of an underlying instrument at a set price on a future date. Depending on the terms of a contract, a futures contract is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date.

Upon entering into a futures contract, a fund is required to pledge to the executing broker which holds segregated from its own assets, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum initial margin requirements of the exchange on which the contract is traded. Securities deposited as initial margin, if any, are designated in the schedule of investments and cash deposited, if any, is shown as cash pledged for futures contracts in the statement of assets and liabilities.

Pursuant to the contract, a fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation or depreciation and, if any, shown as variation margin receivable or payable on futures contracts in the statement of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the statement of operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. Losses may arise if the notional value of a futures contract decreases due to an unfavorable change in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and the assets underlying such contracts.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements  (continued)

For its investment advisory services to the iShares iBoxx $ High Yield Corporate Bond ETF, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee
First $19 billion	0.5000%
Over $19 billion, up to and including $33 billion	0.4750
Over $33 billion, up to and including $47 billion	0.4513
Over $47 billion	0.4287

Each reduced investment advisory fee level reflects a 5% reduction (rounded to the fourth decimal place) from the investment advisory fee at the prior aggregate average daily net asset level.

For its investment advisory services to the iShares iBoxx $ Investment Grade Corporate Bond ETF, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee
First $121 billion	0.1500%
Over $121 billion, up to and including $181 billion	0.1425
Over $181 billion, up to and including $231 billion	0.1354
Over $231 billion, up to and including $281 billion	0.1287
Over $281 billion	0.1222

Each reduced investment advisory fee level reflects a 5% reduction (rounded to the fourth decimal place) from the investment advisory fee at the prior aggregate average daily net asset level.

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, or its affiliates, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. Prior to January 1, 2019, the Fund retained 80% of securities lending income (which excludes collateral investment fees) and the amount retained was not less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. Prior to January 1, 2019, the Fund was subject to the same terms under the previous securities lending fee arrangement.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in its statement of operations. For the year ended February 28, 2019, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC
iBoxx $ High Yield Corporate Bond	$6,098,624
iBoxx $ Investment Grade Corporate Bond	3,409,374

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

For the year ended February 28, 2019, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales
iBoxx $ High Yield Corporate Bond	$826,198	$46,325,650
iBoxx $ Investment Grade Corporate Bond	68,846,751	883,797,313

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends — affiliated in the statement of operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended February 28, 2019, purchases and sales of investments, excluding in-kind transactions and short-term investments, were as follows:

	U.S. Government Securities		Other Securities
iShares ETF	Purchases	Sales	Purchases	Sales
iBoxx $ High Yield Corporate Bond	$—	$—	$2,116,860,849	$1,957,913,497
iBoxx $ Investment Grade Corporate Bond	24,831,055	14,987,861	4,600,692,591	3,096,463,411

For the year ended February 28, 2019, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
iBoxx $ High Yield Corporate Bond	$37,379,309,994	$37,228,440,554
iBoxx $ Investment Grade Corporate Bond	22,329,631,951	23,585,490,293

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

Management has analyzed tax laws and regulations and their application to the Funds as of February 28, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of February 28, 2019, the following permanent differences attributable to realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Loss
iBoxx $ High Yield Corporate Bond	$(85,475,759)	$85,475,759
iBoxx $ Investment Grade Corporate Bond	(458,466,057)	458,466,057

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 02/28/19	Year Ended 02/28/18

iBoxx $ High Yield Corporate Bond Ordinary income	$786,516,158	$936,329,183

iBoxx $ Investment Grade Corporate Bond Ordinary income	$1,173,825,530	$1,129,426,920

NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements  (continued)

As of February 28, 2019, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses) (b)	Total
iBoxx $ High Yield Corporate Bond	$58,924,104	$(880,749,485)	$(496,423,068)	$(1,318,248,449)
iBoxx $ Investment Grade Corporate Bond	97,426,256	(240,484,386)	(904,964,544)	(1,048,022,674)

(a)	Amounts available to offset future realized capital gains.
(b)	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales.

As of February 28, 2019, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
iBoxx $ High Yield Corporate Bond	$19,304,096,256	$31,018,183	$(527,550,638)	$(496,532,455)
iBoxx $ Investment Grade Corporate Bond	36,301,396,566	88,120,314	(993,084,858)	(904,964,544)

9.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

Market Risk: Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

Investing in the securities of non-U.S. issuers involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: differences in accounting, auditing and financial reporting standards; more substantial governmental involvement in the economy; higher inflation rates, greater social, economic and political uncertainties; possible nationalization or expropriation of assets; less availability of public information about issuers; imposition of withholding or other taxes; higher transaction and custody costs and delays in settlement procedures; and lower level of regulation of the securities markets and issuers. Non-U.S. securities may be less liquid, more difficult to value, and have greater price volatility due to exchange rate fluctuations. These and other risks are heightened for investments in issuers from countries with less developed capital markets.

Changes in market interest rates or economic conditions may affect the value and/or liquidity of fixed income investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. Securities with longer durations tend to be more sensitive to interest rate changes, usually making their price more volatile than those of securities with shorter durations. Given the environment of historically low interest rates, a fund may be subject to a greater risk of price losses if interest rates rise.

Credit Risk: Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

High yield securities that are rated below investment-grade (commonly referred to as “junk bonds”) or are unrated may be deemed speculative, involve greater levels of risk than higher-rated securities of similar maturity and are more likely to default. High yield securities may be issued by less creditworthy issuers, and issuers of high yield securities may be unable to meet their interest or principal payment obligations. High yield securities are subject to extreme price fluctuations, may be less liquid than higher rated fixed-income securities, even under normal economic conditions, and frequently have redemption features.

2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

When a fund concentrates its investments in securities within a single or limited number of market sectors, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio.

10.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 02/28/19		Year Ended 02/28/18
iShares ETF	Shares	Amount	Shares	Amount

iBoxx $ High Yield Corporate Bond
Shares sold	455,300,000	$38,560,415,044	234,300,000	$20,454,486,063
Shares redeemed	(453,600,000)	(38,446,699,158)	(268,100,000)	(23,397,888,488)

Net increase (decrease)	1,700,000	$113,715,886	(33,800,000)	$(2,943,402,425)

iBoxx $ Investment Grade Corporate Bond
Shares sold	210,900,000	$24,164,921,854	213,200,000	$25,559,315,034
Shares redeemed	(209,200,000)	(23,919,230,367)	(198,100,000)	(23,683,010,110)

Net increase	1,700,000	$245,691,487	15,100,000	$1,876,304,924

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the statement of assets and liabilities.

11.	LEGAL PROCEEDINGS

On June 16, 2016, investors in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares U.S. Preferred Stock ETF) filed a class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. Plaintiffs have appealed the court’s decision.

12.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Funds have adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the statement of assets and liabilities, statement of changes in net assets and notes to the financial statements.

Prior year distribution information and undistributed net investment income in the statement of changes in net assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements  (continued)

Distributions for the year ended February 28, 2018 were classified as follows:

iShares ETF	Net Investment Income
iBoxx $ High Yield Corporate Bond	$936,329,183
iBoxx $ Investment Grade Corporate Bond	1,129,426,920

Undistributed net investment income as of February 28, 2018 are as follows:

iShares ETF	Undistributed net investment income
iBoxx $ High Yield Corporate Bond	$62,019,010
iBoxx $ Investment Grade Corporate Bond	102,140,732

13.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of iShares iBoxx $ High Yield Corporate Bond ETF and

iShares iBoxx $ Investment Grade Corporate Bond ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares iBoxx $ High Yield Corporate Bond ETF and iShares iBoxx $ Investment Grade Corporate Bond ETF (two of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of February 28, 2019, the related statements of operations for the year ended February 28, 2019, the statements of changes in net assets for each of the two years in the period ended February 28, 2019, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of February 28, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended February 28, 2019 and each of the financial highlights for each of the five years in the period ended February 28, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

San Francisco, California

April 18, 2019

We have served as the auditor of one or more BlackRock investment companies since 2000.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Want to know more?

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This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

©2019 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-1010-1019

OCTOBER 31, 2019

2019 Annual Report

iShares U.S. ETF Trust

•	iShares Interest Rate Hedged Long-Term Corporate Bond ETF | IGBH | NYSE Arca

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary. Please note that not all financial intermediaries may offer this service.

Market Overview

iShares U.S. ETF Trust

U.S. Bond Market Overview

The U.S. bond market advanced for the 12 months ended October 31, 2019 (“reporting period”). The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of U.S. fixed-income performance, returned 11.51%.

U.S. economic growth declined to an annualized rate of approximately 1.9% in the third quarter of 2019. As measured by the consumer price index, the year-over-year U.S. inflation rate, which has remained subdued throughout the current economic expansion, decreased to 1.8% in October 2019.

The delayed impact of higher interest rates early in the reporting period and the trade dispute between the U.S. and China ultimately weighed on economic growth. Specifically, growth in the U.S. manufacturing and industrial sectors slowed to a standstill, while business spending contracted due to modest earnings growth and trade uncertainty. On the upside, consumer spending remained relatively resilient, which kept the U.S. economy afloat. The lowest unemployment rate in almost 50 years led to rising wages, while increased borrowing also supported consumer spending. Similarly, government spending increased, financed by a large increase in borrowing.

In response to deteriorating economic conditions, the U.S. Federal Reserve Bank (“Fed”) shifted to a more accommodative monetary policy starting in January 2019. After raising short-term interest rates in December 2018, the Fed reversed course and lowered them three times in 2019. The Fed also supported short-term lending markets to alleviate liquidity concerns.

Long-term bond yields declined more than short-term yields, reflecting lower inflation expectations and solid demand for the relative stability of U.S. Treasuries amid economic uncertainty. Consequently, the U.S. Treasury yield curve (a graphical representation of U.S. Treasury yields at different maturities) flattened before briefly inverting in August 2019, as 10-year Treasury yields dipped below one-year Treasury yields. An inverted yield curve has preceded each of the last seven economic recessions, so the yield curve inversion during the reporting period exacerbated investors’ concerns about the potential for an impending recession.

Lower interest rates drove gains in the value of U.S. Treasury securities, which are typically more sensitive to changes in interest rates than other types of bonds with similar maturities. U.S. Treasury securities with longer maturities posted significantly higher returns. Deficit spending led the U.S. government to maintain a high level of Treasury bond issuance, which increased supply, but demand from international investors seeking relatively higher U.S. yields helped support prices. Despite the decline in inflation, U.S. Treasury inflation-protected securities, which have even greater price sensitivity than nominal Treasuries at comparable maturities, also posted a solid return.

Corporate bonds benefited from more accommodative interest rate policies, generally posting strong returns. Declining yields meant that investors in search of income increasingly sought out corporate debt, which typically yields more than government debt. Demand for investment-grade corporate bonds was particularly high, as investors sought substitutes for low-yielding sovereign debt. Narrow spreads (which measure the difference between yields for corporate bonds and lower-risk Treasury bonds) indicated that investors were confident in the financial resilience of U.S. corporations despite a slowing economy. Corporate bond issuance declined sharply early in the reporting period as interest rates rose and investors became concerned about an economic slowdown. However, issuance increased later in the reporting period when interest rates declined and the economy stabilized.

Among securitized bonds, commercial mortgage backed securities (“CMBSs”) posted the strongest performance amid a decline in issuance of new CMBS debt. Bonds backed by individual home mortgages advanced, despite a rise in refinancing due to lower mortgage rates. Other asset-backed bonds, including those backed by auto loans and credit card debt, also gained despite an increase in default rates, as low unemployment supported consumer spending.

MARKET OVERVIEW	3

Fund Summary as of October 31, 2019	iShares® Interest Rate Hedged Long-Term Corporate Bond ETF

Investment Objective

The iShares Interest Rate Hedged Long-Term Corporate Bond ETF (the “Fund”) seeks to mitigate the interest rate risk of a portfolio composed of U.S. dollar-denominated investment-grade corporate bonds with remaining maturities greater than ten years. The Fund is an actively managed exchange-traded fund that does not seek to replicate the performance of a specified index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares Long-Term Corporate Bond ETF. The Fund attempts to mitigate the interest rate risk of the underlying fund by holding short positions in U.S. Treasury futures or interest rate swaps.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	(0.03)%	2.98%	(0.03)%	13.41%
Fund Market	0.34	3.06	0.34	13.78
ICE Q70A Custom Index(a)	0.25	3.58	0.25	16.23

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 7/22/15. The first day of secondary market trading was 7/23/15.

The ICE Q70A Custom Index is an unmanaged index that consists of the ICE BofAML 10+ Year US Corporate Index plus interest rate swaps that intend to hedge the interest rate exposure of the ICE BofAML 10+ Year US Corporate Index.

(a)

The ICE Q70A Custom Index reflects the performance of Bloomberg Barclays U.S. Long Credit Interest Rate Swaps Hedged Index through July 31, 2018 and beginning August 1, 2018 reflects the performance of the ICE Q70A Custom Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 6 for more information.

Expense Example

Actual			Hypothetical 5% Return
Beginning Account Value (05/01/19)	Ending Account Value (10/31/19)	Expenses Paid During the Period (a)(b)	Beginning Account Value (05/01/19)	Ending Account Value (10/31/19)	Expenses Paid During the Period (a)(b)	Annualized Expense Ratio (a)
$1,000.00	$990.80	$0.50	$1,000.00	$1,024.70	$0.51	0.10%

(a)	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
(b)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 6 for more information.

4	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of October 31, 2019 (continued)	iShares® Interest Rate Hedged Long-Term Corporate Bond ETF

Portfolio Management Commentary

The Fund posted a relatively flat overall return for the reporting period. While the Fund’s securities gained significantly, this was offset by the strong negative impact of the interest rate hedge. On an unhedged basis, long-term investment-grade corporate bonds advanced significantly amid strong demand from investors seeking higher yields than those available from government securities, with relatively low risk.

Consumer non-cyclical companies contributed the most to the Fund’s performance, particularly in the pharmaceuticals, food products, and beverages industries. Pharmaceutical company debt gained as drug makers issued bonds to raise capital for merger and acquisition activity and to expand efforts to innovate new products. Food and beverage company bonds also advanced amid growing consumer spending on online food delivery services.

Financial bonds, notably in the banking industry, also contributed significantly to the Fund’s return. Debt issued by banks advanced, as strong balance sheets gave investors confidence that banks would be relatively resilient in the case of an economic downturn. Issuance of new bonds was relatively low, which helped to reduce yields, as supply was insufficient to meet investor demand. Communications companies also made a substantial contribution to the Index’s performance, especially in the wirelines industry. As large telecommunications companies took steps to reduce debt, their bond prices surged.

Declining interest rates meant negative returns from hedging activity, which was the largest detractor from the Fund’s return. Typically, increasing interest rates reduce the price of existing bonds, meaning a rise in interest rates detracts from bond fund performance. Conversely, falling interest rates usually increase bond prices. An interest rate hedged fund attempts to avoid these fluctuations by offsetting interest rate risk, primarily using interest rate swaps and Treasury futures contracts.

The Fund’s interest rate hedge seeks near-zero interest rate sensitivity. Consequently, the Fund’s return was minimally affected by interest rate fluctuations during the reporting period. With interest rate sensitivity hedged, the Fund fluctuated based on direct exposure to the yield premium of long-term corporate bonds, independent of falling interest rates.

Portfolio Information

Tables shown are for the underlying fund in which the Fund invests.

ALLOCATION BY CREDIT QUALITY

Moody’s Credit Rating*	Percent of Total Investments(a)
Aaa	2.8%
Aa	7.5
A	36.5
Baa	48.7
Ba	3.0
Not Rated	1.5

ALLOCATION BY MATURITY

Maturity	Percent of Total Investments(a)
10-15 Years	7.7%
15-20 Years	23.0
More than 20 Years	69.3

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

FUND SUMMARY	5

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

6	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments October 31, 2019	iShares® Interest Rate Hedged Long-Term Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies

Exchange-Traded Funds — 92.6%
iShares Long-Term Corporate Bond ETF(a)	828,526	$55,146,691

Total Investment Companies — 92.6% (Cost: $49,229,420)		55,146,691

Short-Term Investments

Money Market Funds — 2.2%
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.74%(a)(b)	1,336,000	1,336,000

Total Short-Term Investments — 2.2% (Cost: $1,336,000)		1,336,000

Total Investments in Securities — 94.8% (Cost: $50,565,420)		56,482,691

Other Assets, Less Liabilities — 5.2%		3,075,524

Net Assets — 100.0%		$59,558,215

(a)	Affiliate of the Fund.
(b)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 10/31/18	Shares Purchased		Shares Sold		Shares Held at 10/31/19	Value at 10/31/19	Income		Net Realized Gain (Loss)(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	9,059,128	—		(9,059,128	)(b)	—	$—	$17,539	(c)	$(1,997)	$890
BlackRock Cash Funds: Treasury, SL Agency Shares	770,488	565,512	(b)	—		1,336,000	1,336,000	17,756		—	—
iShares Long-Term Corporate Bond ETF	966,877	674,842		(813,193)		828,526	55,146,691	2,125,778		(415,546)	9,069,835

							$56,482,691	$2,161,073		$(417,543)	$9,070,725

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)	Net of purchases and sales.
(c)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective Date	Termination Date	Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate(a)	Frequency
1.17%	Semi-annual	1.90%	Quarterly	N/A	12/08/21	$(1,522)	$12,227	$18,680	$(6,453)
2.38	Semi-annual	1.90	Quarterly	N/A	01/12/23	(3,809)	(104,446)	65,881	(170,327)
1.44	Semi-annual	1.90	Quarterly	N/A	12/08/26	(5,198)	30,681	26,334	4,347
3.25	Semi-annual	1.90	Quarterly	N/A	10/18/28	(3,594)	(506,179)	(479,683)	(26,496)
2.34	Semi-annual	1.90	Quarterly	N/A	12/08/36	(19,245)	(1,747,995)	1,429,659	(3,177,654)
2.41	Semi-annual	1.90	Quarterly	N/A	06/19/37	(250)	(25,869)	(21,465)	(4,404)
1.77	Semi-annual	1.90	Quarterly	N/A	12/08/46	(15,598)	75,057	3,164,160	(3,089,103)
3.33	Semi-annual	1.90	Quarterly	N/A	10/24/48	(1,481)	(533,710)	(495,186)	(38,524)

							$(2,800,234)	$3,708,380	$(6,508,614)

(a)	Represents 3-month LIBOR. Rate shown is the rate in effect as of period-end.

SCHEDULE OF INVESTMENTS	7

Schedule of Investments (continued) October 31, 2019	iShares® Interest Rate Hedged Long-Term Corporate Bond ETF

Balances Reported in the Statement of Assets and Liabilities for Centrally Cleared Swaps

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$4,704,714	$(996,334)	$4,347	$(6,512,961)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of October 31, 2019, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Interest Rate Contracts
Assets — Derivative Financial Instruments
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	$4,347

Liabilities — Derivative Financial Instruments
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	$6,512,961

(a)

Net cumulative appreciation (depreciation) on centrally cleared interest rate swaps contracts are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended October 31, 2019, the effect of derivative financial instruments in the Statement of Operations was as follows:

Interest Rate Contracts
Net Realized Gain (Loss) from:
Swaps	$(2,398,884)

Net Change in Unrealized Appreciation (Depreciation) on:
Swaps	$(8,765,660)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Interest rate swaps:
Average notional value — pays fixed rate	$51,212,295

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

8	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® Interest Rate Hedged Long-Term Corporate Bond ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Investment Companies	$55,146,691	$—	$—	$55,146,691
Money Market Funds	1,336,000	—	—	1,336,000

	$56,482,691	$—	$—	$56,482,691

Derivative financial instruments(a)
Assets
Swaps	$—	$4,347	$—	$4,347
Liabilities
Swaps	—	(6,512,961)	—	(6,512,961)

	$—	$(6,508,614)	$—	$(6,508,614)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	9

Statement of Assets and Liabilities

October 31, 2019

iShares Interest Rate Hedged Long-Term Corporate Bond ETF

ASSETS
Investments in securities, at value:
Affiliated(a)	$56,482,691
Cash pledged:
Centrally cleared swaps	4,311,000
Receivables:
Securities lending income — Affiliated	9
Dividends	2,310

Total assets	60,796,010

LIABILITIES
Bank overdraft	121,822
Payables:
Variation margin on centrally cleared swaps	894,005
Capital shares redeemed	216,716
Investment advisory fees	5,252

Total liabilities	1,237,795

NET ASSETS	$59,558,215

NET ASSETS CONSIST OF:
Paid-in capital	$62,926,616
Accumulated loss	(3,368,401)

NET ASSETS	$59,558,215

Shares outstanding	2,450,000

Net asset value	$24.31

Shares authorized	Unlimited

Par value	None

(a) Investments, at cost — Affiliated	$50,565,420

See notes to financial statements.

10	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statement of Operations

Year Ended October 31, 2019

iShares Interest Rate Hedged Long-Term Corporate Bond ETF

INVESTMENT INCOME
Dividends — Affiliated	$2,143,534
Securities lending income — Affiliated — net	17,539

Total investment income	2,161,073

EXPENSES
Investment advisory fees	185,581

Total expenses	185,581

Less:
Investment advisory fees waived	(132,557)

Total expenses after fees waived	53,024

Net investment income	2,108,049

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Affiliated	(456,066)
In-kind redemptions — Affiliated	38,523
Swaps	(2,398,884)

Net realized loss	(2,816,427)

Net change in unrealized appreciation (depreciation) on:
Investments — Affiliated	9,070,725
Swaps	(8,765,660)

Net change in unrealized appreciation (depreciation)	305,065

Net realized and unrealized loss	(2,511,362)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(403,313)

See notes to financial statements.

FINANCIAL STATEMENTS	11

Statements of Changes in Net Assets

	iShares Interest Rate Hedged Long-Term Corporate Bond ETF
	Year Ended 10/31/19	Year Ended 10/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$2,108,049	$1,297,595
Net realized gain (loss)	(2,816,427)	1,440,479
Net change in unrealized appreciation (depreciation)	305,065	(2,484,789)

Net increase (decrease) in net assets resulting from operations	(403,313)	253,285

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income and net realized gain	(2,946,309)	(1,132,375)
Return of capital	(12,010)	—

Decrease in net assets resulting from distributions to shareholders	(2,958,319)	(1,132,375)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	4,966,319	43,246,927

NET ASSETS
Total increase in net assets	1,604,687	42,367,837
Beginning of year	57,953,528	15,585,691

End of year	$59,558,215	$57,953,528

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

12	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	iShares Interest Rate Hedged Long-Term Corporate Bond ETF
	Year Ended 10/31/19	Year Ended 10/31/18	Year Ended 10/31/17	Year Ended 10/31/16		Period From 07/22/15(a) to 10/31/15

Net asset value, beginning of period	$25.76	$25.98	$24.07	$24.08		$25.10

Net investment income(b)	0.98	1.01	0.91	0.89		0.26
Net realized and unrealized gain (loss)(c)	(1.01)	(0.32)	1.78	(0.28)		(1.09)

Net increase (decrease) from investment operations	(0.03)	0.69	2.69	0.61		(0.83)

Distributions(d)
From net investment income	(0.96)	(0.91)	(0.76)	(0.60)		(0.13)
From net realized gain	(0.45)	—	—	—		—
Return of capital	(0.01)	—	(0.02)	(0.02)		(0.06)

Total distributions	(1.42)	(0.91)	(0.78)	(0.62)		(0.19)

Net asset value, end of period	$24.31	$25.76	$25.98	$24.07		$24.08

Total Return
Based on net asset value	(0.03)%	2.66%	11.36%	2.49	%(e)	(3.19	)%(e)(f)

Ratios to Average Net Assets
Total expenses(g)	0.35%	0.35%	0.35%	0.35%		0.35	%(h)

Total expenses after fees waived(g)	0.10%	0.10%	0.10%	0.10%		0.12	%(h)

Net investment income	3.98%	3.86%	3.62%	3.78%		3.80	%(h)

Supplemental Data
Net assets, end of period (000)	$59,558	$57,954	$15,586	$8,423		$8,429

Portfolio turnover rate(i)(j)	13%	5%	6%	9%		4	%(f)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)

The total return disclosed is based on the net asset value (“NAV”) calculated daily for the creation and redemption of shares in the Fund, which may differ from the NAV calculated for financial reporting purposes. Based on the NAV calculated for financial reporting purposes, the total returns for the year ended October 31, 2016 and the period ended October 31, 2015 were 2.62% and -3.31%, respectively.

(f)	Not annualized.
(g)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions.
(j)

Portfolio turnover rate excludes the portfolio activity of the underlying fund in which the Fund is invested. See the underlying fund’s financial highlights for its respective portfolio turnover rates.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	13

Notes to Financial Statements

1.	ORGANIZATION

iShares U.S. ETF Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following fund (the “Fund”):

iShares ETF	Diversification Classification
Interest Rate Hedged Long-Term Corporate Bond	Diversified

Currently the Fund seeks to achieve its investment objective by investing a substantial portion of its assets in an iShares fund (an “underlying fund”). The financial statements and schedule of investments for the underlying fund should be read in conjunction with the Fund’s financial statements.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Investment Transactions and Income Recognition: Investment transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions from the underlying funds, if any, are recognized on the ex-dividend date. Interest income is accrued daily.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Fund. Because such gains or losses are not taxable to the Fund and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Fund’s tax year. These reclassifications have no effect on net assets or net asset value per share.

Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Fund.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A fund determines the fair value of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Exchange-traded funds and closed-end funds traded on a recognized securities exchange are valued at that day’s last traded price or official closing price, as applicable, on the exchange where the fund is primarily traded. Funds traded on a recognized exchange for which there were no sales on that day may be valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of an investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and the cost approach. Valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates.

14	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for the Fund’s investments is included in its schedule of investments. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by the Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of October 31, 2019, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Fund’s investment adviser, or its affiliates and is disclosed in the schedule of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for the Fund, if any, are also disclosed in its schedule of investments. The market value of any securities on loan as of October 31, 2019 and the value of the related cash collateral are disclosed in the statement of assets and liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Swaps: Swaps are financial agreements to exchange cash flows in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Interest rate swaps are used by the Fund to mitigate the potential impact of interest rates on the performance of the bonds held by the Fund or its underlying fund.

Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (“centrally cleared swaps”). The Fund enters into centrally cleared swaps.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (“CCP”) and the CCP becomes the Fund’s counterparty on the swap. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the schedule of investments and cash deposited is shown as cash pledged for centrally cleared swaps on the statement of assets and liabilities. The daily change in valuation of centrally cleared swaps is recorded as variation margin receivable or payable on centrally cleared swaps in the statement of assets and liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the statement of operations. Payments received from (paid to) the counterparty are amortized over the term of the contract as a realized gain (loss) in the statement of operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risks in excess of the amounts recognized in the statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

NOTES TO FINANCIAL STATEMENTS	15

Notes to Financial Statements  (continued)

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of the Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Fund, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to the Fund, BFA is entitled to an annual investment advisory fee of 0.35%, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund.

Expense Waivers: A fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). The total of the investment advisory fee and acquired fund fees and expenses are a fund’s total annual operating expenses. BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through February 28, 2022 so that the Fund’s total annual operating expenses after fee waiver is equal to the acquired fund fees and expenses attributable to the Fund’s investment in the iShares Long-Term Corporate Bond ETF (“IGLB”), after taking into account any fee waivers by IGLB, plus 0.10%.

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for the Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Fund.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, or its affiliates, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities. The Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Fund retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2019, the Fund retained 80% of securities lending income (which excludes collateral investment fees) and the amount retained was not less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in a calendar year exceeded a specified threshold, the Fund, pursuant to the securities lending agreement, retained for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in its statement of operations. For the year ended October 31, 2019, the Fund paid BTC $3,610 for securities lending agent services.

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

The Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends — affiliated in the statement of operations.

7.	PURCHASES AND SALES

For the year ended October 31, 2019, purchases and sales of investments, excluding in-kind transactions and short-term investments, were as follows:

iShares ETF	Purchases	Sales
Interest Rate Hedged Long-Term Corporate Bond	$6,493,793	$18,549,699

For the year ended October 31, 2019, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Interest Rate Hedged Long-Term Corporate Bond	$33,762,869	$29,185,636

16	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

8.	INCOME TAX INFORMATION

The Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

Management has analyzed tax laws and regulations and their application to the Fund as of October 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of October 31, 2019, the following permanent differences attributable to realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Loss
Interest Rate Hedged Long-Term Corporate Bond	$(61,587)	$61,587

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 10/31/19	Year Ended 10/31/18
Interest Rate Hedged Long-Term Corporate Bond
Ordinary income	$2,048,389	$1,132,375
Long-term capital gains	897,920	—
Return of capital	12,010	—

	$2,958,319	$1,132,375

As of October 31, 2019, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Non-expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Total
Interest Rate Hedged Long-Term Corporate Bond	$(2,504,399)	$(864,002)	$(3,368,401)

(a)	Amounts available to offset future realized capital gains.
(b)	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales.

As of October 31, 2019, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Interest Rate Hedged Long-Term Corporate Bond	$50,838,079	$5,917,271	$(6,781,273)	$(864,002)

9.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

Market Risk: Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

NOTES TO FINANCIAL STATEMENTS	17

Notes to Financial Statements  (continued)

Changes in market interest rates or economic conditions may affect the value and/or liquidity of fixed income investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. Securities with longer durations tend to be more sensitive to interest rate changes, usually making their prices more volatile than those of securities with shorter durations. Given the environment of historically low interest rates, a fund may be subject to a greater risk of price losses if interest rates rise.

Credit Risk: Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its schedule of investments.

10.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by the Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of the Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 10/31/19		Year Ended 10/31/18
iShares ETF	Shares	Amount	Shares	Amount
Interest Rate Hedged Long-Term Corporate Bond
Shares sold	1,450,000	$35,926,644	1,650,000	$43,246,927
Shares redeemed	(1,250,000)	(30,960,325)	—	—

Net increase	200,000	$4,966,319	1,650,000	$43,246,927

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the statement of assets and liabilities.

11.	LEGAL PROCEEDINGS

On June 16, 2016, investors in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares Preferred and Income Securities ETF) filed a class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. Plaintiffs have appealed the court’s decision. The appeal was fully briefed on January 18, 2019, and a hearing on Plaintiffs’ appeal took place on November 19, 2019.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

18	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares U.S. ETF Trust and

Shareholders of iShares Interest Rate Hedged Long-Term Corporate Bond ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of iShares Interest Rate Hedged Long-Term Corporate Bond ETF (one of the funds constituting iShares U.S. ETF Trust, referred to hereafter as the “Fund”) as of October 31, 2019, the related statement of operations for the year ended October 31, 2019, the statement of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the four years in the period ended October 31, 2019 and for the period July 22, 2015 (commencement of operations) through October 31, 2015 (hereafter referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2019 and the financial highlights for each of the four years in the period ended October 31, 2019 and for the period July 22, 2015 (commencement of operations) to October 31, 2015 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 19, 2019

We have served as the auditor of one or more BlackRock investment companies since 2000.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	19

Important Tax Information  (unaudited)

For the fiscal year ended October 31, 2019, the Fund hereby designates the following maximum amount allowable as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations:

iShares ETF	Interest-Related Dividends
Interest Rate Hedged Long-Term Corporate Bond	$1,021,883

The Fund hereby designates the following amount of distributions from direct federal obligation interest for the fiscal year ended October 31, 2019:

iShares ETF	Federal Obligation Interest
Interest Rate Hedged Long-Term Corporate Bond	$4,857

The law varies in each state as to whether and what percent of ordinary income dividends attribute to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

The following distribution amounts are hereby designated for the fiscal year ended October 31, 2019:

iShares ETF	20% Rate Long-Term Capital Gain Dividends
Interest Rate Hedged Long-Term Corporate Bond	$897,920

20	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract

I. iShares Interest Rate Hedged Long-Term Corporate Bond ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Trustees) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on May 6, 2019 and May 17, 2019, a committee composed of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 17-19, 2019, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Trustees, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2018, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund is an actively managed ETF that does not seek to track the performance of a specified index and that the management team for the Fund manages the Fund’s portfolio in accordance with its investment objective. The Board further noted that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its reference benchmark. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with expectations relative to the Fund’s reference benchmark.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the June 17-19, 2019 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	21

Board Review and Approval of Investment Advisory Contract  (continued)

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers by the Adviser, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services, noting that such costs have increased over the past year. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with a similar investment strategy or investment mandate as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s increased profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFAaffiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Trustees, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

22	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information  (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Interest Rate Hedged Long-Term Corporate Bond(a)	$0.948094	$0.448960	$0.019908	$1.416962	67%	32%	1%	100%

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

Premium/discount information for the Fund covering the most recently completed calendar year and the most recently completed calendar quarters since that year (or since the Fund began trading, if shorter) is publicly accessible, free of charge, at iShares.com.

The following information shows the frequency of distributions of premiums and discounts for the Fund for the immediately preceding five calendar years (or from the date the Fund began trading on the secondary market, if less than five years) through the date of the most recent calendar quarter-end. Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. Premium/discount ranges with no trading days are omitted. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Interest Rate Hedged Long-Term Corporate Bond ETF

Period Covered: July 23, 2015 through September 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5% and Less than 2.0%	1	0.09%
Greater than 1.0% and Less than 1.5%	9	0.85
Greater than 0.5% and Less than 1.0%	37	3.52
Greater than 0.0% and Less than 0.5%	542	51.43
At NAV	25	2.37
Less than 0.0% and Greater than –0.5%	417	39.57
Less than –0.5% and Greater than –1.0%	21	1.99
Less than –1.0% and Greater than –1.5%	1	0.09
Less than –1.5% and Greater than –2.0%	1	0.09

	1,054	100.00%

SUPPLEMENTAL INFORMATION	23

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualify, and all other officers shall hold office until he or she resigns or is removed. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares Trust, and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 352 funds as of October 31, 2019. With the exception of Robert S. Kapito, Salim Ramji, Charles Park and Neal J. Andrews, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji, Mr. Park and Mr. Andrews is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito(a) (62)	Trustee (since 2011).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares Trust (since 2009).
Salim Ramji(b) (49)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares Trust (since 2019).
(a)	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b)	Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Cecilia H. Herbert (70)	Trustee (since 2011); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Technology and Quality Committees of Stanford Health Care (since 2016); Member of the Audit Committee (since 2018) and Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Director of iShares, Inc. (since 2005); Trustee of iShares Trust (since 2005); Independent Board Chair of iShares, Inc. and iShares Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).
Jane D. Carlin (63)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares Trust (since 2015); Member of the Audit Committee (since 2016) and Director of The Hanover Insurance Group, Inc. (since (2016).
Richard L. Fagnani (64)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares Trust (since 2017).

24	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Kerrigan (64)	Trustee (since 2011); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares Trust (since 2005).
Drew E. Lawton (60)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares Trust (since 2017).
John E. Martinez (58)	Trustee (since 2011); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares Trust (since 2003); Director of Cloudera Foundation (since 2017); Director of Reading Partners (2012-2016).
Madhav V. Rajan (55)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Armando Senra (48)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and LATAM iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).
Neal J. Andrews (53)	Treasurer and Chief Financial Officer (since 2019).	Managing Director, BlackRock, Inc. (since 2006); Chief Financial Officer of the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2007).
Charles Park (52)	Chief Compliance Officer (since 2011).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).
Deepa Damre (44)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).
Scott Radell (50)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).
Alan Mason (58)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).
Marybeth Leithead (56)	Executive Vice President (since 2019).	Managing Director, BlackRock, Inc. (since 2017); Chief Operating Officer of Americas iShares (since 2017); Portfolio Manager, Municipal Institutional & Wealth Management (2009-2016).

TRUSTEE AND OFFICER INFORMATION	25

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The iShares Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The iShares Fund’s Forms N-Q are available on the SEC’s website at sec.gov. The iShares Funds also disclose their complete schedule of portfolio holdings on a daily basis on the iShares website at iShares.com.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

26	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Portfolio Abbreviations — Fixed Income

LIBOR	London Interbank Offered Rate

GLOSSARY OF TERMS USED IN THIS REPORT	27

Additional Financial Information

Schedule of Investments (Unaudited)

October 31, 2019

Statement of Assets and Liabilities (Unaudited)

October 31, 2019

Audited Financial Statements

February 28, 2019

iShares Trust

iShares Long-Term Corporate Bond ETF  |  IGLB  |  NYSE Arca

Schedule of Investments (unaudited) October 31, 2019	iShares® Long-Term Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes

Advertising — 0.0%
Interpublic Group of Companies Inc. (The), 5.40%, 10/01/48 (Call 04/01/48)(a)	$95	$115,170

Aerospace & Defense — 2.0%
BAE Systems Holdings Inc., 4.75%, 10/07/44(b)	465	543,721
BAE Systems PLC, 5.80%, 10/11/41	25	32,765
Boeing Co. (The) 2.95%, 02/01/30 (Call 11/01/29)	250	256,082
3.25%, 02/01/35 (Call 11/01/34)	425	445,248
3.38%, 06/15/46 (Call 12/15/45)(a)	205	206,126
3.50%, 03/01/39 (Call 09/01/38)	495	514,489
3.50%, 03/01/45 (Call 09/01/44)	25	24,786
3.55%, 03/01/38 (Call 09/01/37)	280	294,251
3.60%, 05/01/34 (Call 02/01/34)	1,125	1,222,036
3.65%, 03/01/47 (Call 09/01/46)	225	234,538
3.75%, 02/01/50 (Call 08/01/49)	1,285	1,368,724
3.83%, 03/01/59 (Call 09/01/58)	250	266,833
3.85%, 11/01/48 (Call 05/01/48)	585	628,545
3.90%, 05/01/49 (Call 11/01/48)	250	271,454
3.95%, 08/01/59 (Call 02/01/59)	720	786,357
5.88%, 02/15/40	150	201,870
6.13%, 02/15/33	50	66,143
6.63%, 02/15/38	156	222,917
6.88%, 03/15/39	982	1,457,415
General Dynamics Corp., 3.60%, 11/15/42 (Call 05/15/42)(a)	200	221,192
L3Harris Technologies Inc. 4.85%, 04/27/35 (Call 10/27/34)(a)	525	623,054
5.05%, 04/27/45 (Call 10/27/44)	265	331,822
6.15%, 12/15/40	130	176,206
Lockheed Martin Corp. 3.60%, 03/01/35 (Call 09/01/34)(a)	1,114	1,209,390
3.80%, 03/01/45 (Call 09/01/44)	1,441	1,585,612
4.07%, 12/15/42	720	830,000
4.09%, 09/15/52 (Call 03/15/52)	1,490	1,735,825
4.50%, 05/15/36 (Call 11/15/35)(a)	735	877,212
4.70%, 05/15/46 (Call 11/15/45)	978	1,231,038
5.72%, 06/01/40	50	67,515
Series B, 6.15%, 09/01/36(a)	150	208,011
Northrop Grumman Corp. 3.85%, 04/15/45 (Call 10/15/44)	675	737,374
4.03%, 10/15/47 (Call 04/15/47)(a)	1,570	1,766,417
4.75%, 06/01/43	790	967,107
5.05%, 11/15/40(a)	200	247,747
Northrop Grumman Systems Corp., 7.75%, 02/15/31	425	616,795
Raytheon Co. 4.20%, 12/15/44 (Call 06/15/44)	100	116,455
4.70%, 12/15/41(a)	150	186,689
4.88%, 10/15/40	322	403,098
Rockwell Collins Inc. 4.35%, 04/15/47 (Call 10/15/46)	1,030	1,203,023
4.80%, 12/15/43 (Call 06/15/43)	330	402,580
United Technologies Corp. 3.75%, 11/01/46 (Call 05/01/46)	960	1,064,635
4.05%, 05/04/47 (Call 11/04/46)	685	791,344
4.15%, 05/15/45 (Call 11/16/44)	820	940,364
4.45%, 11/16/38 (Call 05/16/38)(a)	699	829,351
4.50%, 06/01/42	2,025	2,429,920
4.63%, 11/16/48 (Call 05/16/48)	1,570	1,981,632

Security	Par (000)	Value

Aerospace & Defense (continued)
5.40%, 05/01/35	$121	$155,409
5.70%, 04/15/40	870	1,161,618
6.05%, 06/01/36	190	255,249
6.13%, 07/15/38	1,300	1,801,527

		36,199,511

Agriculture — 1.4%
Altria Group Inc. 3.88%, 09/16/46 (Call 03/16/46)	1,130	1,047,271
4.25%, 08/09/42	825	804,049
4.50%, 05/02/43(a)	890	896,115
5.38%, 01/31/44	1,587	1,774,286
5.80%, 02/14/39 (Call 08/14/38)	550	632,348
5.95%, 02/14/49 (Call 08/14/48)(a)	1,390	1,635,081
6.20%, 02/14/59 (Call 08/14/58)	1,015	1,189,074
Archer-Daniels-Midland Co. 3.75%, 09/15/47 (Call 03/15/47)	415	458,149
4.02%, 04/16/43	489	559,726
4.50%, 03/15/49 (Call 09/15/48)	535	668,967
4.54%, 03/26/42	663	812,684
5.38%, 09/15/35	10	12,740
BAT Capital Corp. 4.39%, 08/15/37 (Call 02/15/37)	2,135	2,108,456
4.54%, 08/15/47 (Call 02/15/47)	1,665	1,610,256
Cargill Inc., 3.88%, 05/23/49 (Call 11/23/48)(b)	750	860,945
Philip Morris International Inc. 3.88%, 08/21/42	779	794,701
4.13%, 03/04/43	846	906,231
4.25%, 11/10/44	860	948,169
4.38%, 11/15/41	952	1,046,035
4.50%, 03/20/42	635	704,252
4.88%, 11/15/43	655	771,439
6.38%, 05/16/38	1,235	1,687,867
Reynolds American Inc. 5.70%, 08/15/35 (Call 02/15/35)	646	729,691
5.85%, 08/15/45 (Call 02/15/45)	1,781	1,980,225
6.15%, 09/15/43	390	441,781
7.25%, 06/15/37	518	658,574

		25,739,112

Apparel — 0.1%
NIKE Inc. 3.38%, 11/01/46 (Call 05/01/46)	300	316,860
3.63%, 05/01/43 (Call 11/01/42)	520	567,607
3.88%, 11/01/45 (Call 05/01/45)	730	835,218
VF Corp., 6.45%, 11/01/37	150	214,394

		1,934,079

Auto Manufacturers — 0.7%
Daimler Finance North America LLC, 8.50%, 01/18/31	1,276	1,925,871
Ford Holdings LLC, 9.30%, 03/01/30	746	930,683
Ford Motor Co. 4.75%, 01/15/43	1,043	906,791
5.29%, 12/08/46 (Call 06/08/46)	800	739,167
7.40%, 11/01/46(a)	499	565,846
7.45%, 07/16/31	1,125	1,307,913
General Motors Co. 5.00%, 04/01/35	723	737,597
5.15%, 04/01/38 (Call 10/01/37)	918	930,310
5.20%, 04/01/45(a)	895	889,253
5.40%, 04/01/48 (Call 10/01/47)	900	913,696
5.95%, 04/01/49 (Call 10/01/48)	464	510,433

SCHEDULE OF INVESTMENTS	29

Schedule of Investments (unaudited) (continued) October 31, 2019	iShares® Long-Term Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Auto Manufacturers (continued)
6.25%, 10/02/43	$1,042	$1,164,226
6.60%, 04/01/36 (Call 10/01/35)	955	1,108,691
6.75%, 04/01/46 (Call 10/01/45)	545	628,998

		13,259,475

Auto Parts & Equipment — 0.1%
Aptiv PLC
4.40%, 10/01/46 (Call 04/01/46)	100	97,223
5.40%, 03/15/49 (Call 09/15/48)	406	458,191
BorgWarner Inc., 4.38%, 03/15/45 (Call 09/15/44)(a)	295	304,614
Lear Corp., 5.25%, 05/15/49 (Call 11/15/48)	360	368,757

		1,228,785

Banks — 7.7%
Bank of America Corp.
3.95%, 01/23/49 (Call 01/23/48)(a)(c)(d)	1,185	1,337,410
4.08%, 04/23/40 (Call 04/23/39)(c)(d)	1,395	1,567,393
4.24%, 04/24/38 (Call 04/24/37)(c)(d)	1,336	1,517,231
4.33%, 03/15/50 (Call 03/15/49)(a)(c)(d)	1,264	1,501,667
4.44%, 01/20/48 (Call 01/20/47)(c)(d)	1,389	1,669,473
4.88%, 04/01/44	855	1,075,619
5.00%, 01/21/44	1,457	1,857,305
5.88%, 02/07/42	708	996,942
6.11%, 01/29/37	1,510	2,004,945
7.75%, 05/14/38	1,365	2,104,730
Series L, 4.75%, 04/21/45	568	697,630
Bank of America N.A., 6.00%, 10/15/36	1,500	2,051,753
Barclays PLC
4.95%, 01/10/47	1,570	1,833,856
5.25%, 08/17/45	1,080	1,295,784
BNP Paribas SA, 7.20%, (Call 06/25/37)(b)(c)(d)(e)	500	556,250
Citigroup Inc.
3.88%, 01/24/39 (Call 01/24/38)(c)(d)	1,283	1,409,823
4.28%, 04/24/48 (Call 04/24/47)(a)(c)(d)	1,228	1,451,412
4.65%, 07/30/45	950	1,162,630
4.65%, 07/23/48 (Call 06/23/48)	1,799	2,218,933
4.75%, 05/18/46	1,920	2,256,677
5.30%, 05/06/44	850	1,068,059
5.88%, 02/22/33	325	405,693
5.88%, 01/30/42	747	1,030,355
6.00%, 10/31/33	523	667,343
6.13%, 08/25/36	482	632,000
6.63%, 06/15/32	851	1,131,373
6.68%, 09/13/43	580	841,657
6.88%, 03/05/38	110	157,564
8.13%, 07/15/39	1,130	1,858,927
Commonwealth Bank of Australia
3.74%, 09/12/39(a)(b)	480	481,496
3.90%, 07/12/47(a)(b)	554	627,328
4.32%, 01/10/48(a)(b)	820	905,431
Cooperatieve Rabobank UA
5.25%, 05/24/41	1,168	1,610,675
5.25%, 08/04/45	1,751	2,220,396
5.75%, 12/01/43	740	983,201
Credit Suisse Group Funding Guernsey Ltd., 4.88%, 05/15/45	1,656	2,059,269
Fifth Third Bancorp., 8.25%, 03/01/38	895	1,374,368
First Republic Bank/CA
4.38%, 08/01/46 (Call 02/01/46)	600	671,697
4.63%, 02/13/47	395	457,463

Security	Par (000)	Value

Banks (continued)
Goldman Sachs Group Inc. (The)
4.02%, 10/31/38 (Call 10/31/37)(c)(d)	$1,795	$1,937,987
4.41%, 04/23/39 (Call 04/23/38)(c)(d)	1,860	2,100,943
4.75%, 10/21/45 (Call 04/21/45)	1,634	1,991,606
4.80%, 07/08/44 (Call 01/08/44)	1,895	2,304,244
5.15%, 05/22/45	1,395	1,697,697
6.13%, 02/15/33	225	301,326
6.25%, 02/01/41	1,805	2,528,785
6.45%, 05/01/36	155	203,053
6.75%, 10/01/37	4,130	5,619,594
HSBC Bank USA N.A., 7.00%, 01/15/39	265	383,708
HSBC Bank USA N.A./New York NY
5.63%, 08/15/35	865	1,079,811
5.88%, 11/01/34	150	194,230
HSBC Holdings PLC
5.25%, 03/14/44(a)	595	746,086
6.10%, 01/14/42	953	1,358,476
6.50%, 05/02/36	2,150	2,889,117
6.50%, 09/15/37	2,490	3,387,434
6.80%, 06/01/38	1,580	2,224,738
7.63%, 05/17/32	419	584,501
JPMorgan Chase & Co.
3.88%, 07/24/38 (Call 07/24/37)(c)(d)	2,275	2,491,891
3.90%, 01/23/49 (Call 01/23/48)(c)(d)	1,540	1,709,041
3.96%, 11/15/48 (Call 11/15/47)(c)(d)	2,110	2,361,256
4.03%, 07/24/48 (Call 07/24/47)(a)(c)(d)	1,530	1,731,196
4.26%, 02/22/48 (Call 02/22/47)(c)(d)	1,395	1,628,023
4.85%, 02/01/44	645	813,090
4.95%, 06/01/45	1,625	2,019,576
5.40%, 01/06/42	605	796,847
5.50%, 10/15/40	1,315	1,737,444
5.60%, 07/15/41	965	1,295,846
5.63%, 08/16/43	1,528	2,031,177
6.40%, 05/15/38	1,915	2,726,173
Lloyds Banking Group PLC
4.34%, 01/09/48(a)	1,455	1,540,673
5.30%, 12/01/45	435	527,330
Mitsubishi UFJ Financial Group Inc.
3.75%, 07/18/39	625	674,814
4.15%, 03/07/39	655	742,129
4.29%, 07/26/38	790	908,526
Morgan Stanley
3.97%, 07/22/38 (Call 07/22/37)(c)(d)	1,296	1,419,004
4.30%, 01/27/45(a)	1,590	1,848,854
4.38%, 01/22/47	2,115	2,494,753
4.46%, 04/22/39 (Call 04/22/38)(a)(c)(d)	1,200	1,392,818
6.38%, 07/24/42	1,375	2,016,661
7.25%, 04/01/32	623	890,843
Regions Bank/Birmingham AL, 6.45%, 06/26/37	410	540,210
Regions Financial Corp., 7.38%, 12/10/37	380	546,115
Santander UK Group Holdings PLC, 5.63%, 09/15/45(a)(b) .	695	841,099
Societe Generale SA, 5.63%, 11/24/45(b)	80	96,602
Standard Chartered PLC
5.30%, 01/09/43(a)(b)	400	469,848
5.70%, 03/26/44(a)(b)	1,715	2,131,328
UBS AG/London, 4.50%, 06/26/48(b)	785	997,199
Wachovia Corp.
5.50%, 08/01/35(a)	887	1,126,208
6.55%, 10/15/35	260	339,526
7.50%, 04/15/35	125	176,858

30	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2019	iShares® Long-Term Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
Wells Fargo & Co.
3.90%, 05/01/45	$1,422	$1,606,945
4.40%, 06/14/46	1,740	1,972,898
4.65%, 11/04/44	1,720	2,026,115
4.75%, 12/07/46	1,690	2,018,591
4.90%, 11/17/45	1,900	2,298,982
5.38%, 02/07/35	385	493,646
5.38%, 11/02/43	1,510	1,912,551
5.61%, 01/15/44	1,760	2,304,181
Wells Fargo Bank N.A.
5.95%, 08/26/36	270	358,873
6.60%, 01/15/38	1,060	1,524,132
Wells Fargo Capital X, 5.95%, 12/01/86	668	838,357
Westpac Banking Corp., 4.42%, 07/24/39	575	632,928

		142,336,251

Beverages — 3.0%
Anheuser-Busch Companies LLC/Anheuser-Busch InBev Worldwide Inc.
4.70%, 02/01/36 (Call 08/01/35)	4,467	5,186,712
4.90%, 02/01/46 (Call 08/01/45)	5,780	6,933,473
Anheuser-Busch InBev Finance Inc.
4.00%, 01/17/43	265	281,092
4.63%, 02/01/44	1,232	1,402,232
4.70%, 02/01/36 (Call 08/01/35)(a)	580	673,448
4.90%, 02/01/46 (Call 08/01/45)	1,399	1,662,574
Anheuser-Busch InBev Worldwide Inc.
3.75%, 07/15/42(a)	735	753,322
4.38%, 04/15/38 (Call 10/15/37)	580	647,879
4.44%, 10/06/48 (Call 04/06/48)	1,025	1,150,519
4.60%, 04/15/48 (Call 10/15/47)	2,018	2,302,731
4.75%, 04/15/58 (Call 10/15/57)	875	1,029,035
4.90%, 01/23/31 (Call 10/23/30)	1,223	1,467,940
4.95%, 01/15/42(a)	535	635,390
5.45%, 01/23/39 (Call 07/23/38)	1,620	2,039,832
5.55%, 01/23/49 (Call 07/23/48)	3,060	4,041,060
5.80%, 01/23/59 (Call 07/23/58)	2,485	3,348,334
8.00%, 11/15/39	315	495,715
8.20%, 01/15/39	627	1,000,240
Bacardi Ltd.
5.15%, 05/15/38 (Call 11/15/37)(b)	300	328,628
5.30%, 05/15/48 (Call 11/15/47)(a)(b)	475	534,972
Brown-Forman Corp.
4.00%, 04/15/38 (Call 10/15/37)	75	84,958
4.50%, 07/15/45 (Call 01/15/45)	213	264,300
Coca-Cola FEMSA SAB de CV, 5.25%, 11/26/43	306	384,508
Constellation Brands Inc.
4.10%, 02/15/48 (Call 08/15/47)(a)	415	439,801
4.50%, 05/09/47 (Call 11/09/46)	750	833,591
5.25%, 11/15/48 (Call 05/15/48)	473	583,825
Diageo Capital PLC
3.88%, 04/29/43 (Call 10/29/42)(a)	635	722,325
5.88%, 09/30/36	525	725,804
Diageo Investment Corp.
4.25%, 05/11/42	810	954,221
7.45%, 04/15/35	11	16,771
Fomento Economico Mexicano SAB de CV, 4.38%, 05/10/43	330	373,931
Keurig Dr Pepper Inc.
4.42%, 12/15/46 (Call 06/15/46)	525	567,825
4.50%, 11/15/45 (Call 05/15/45)	375	415,845

Security	Par (000)	Value

Beverages (continued)
4.99%, 05/25/38 (Call 11/25/37)	$770	$906,836
5.09%, 05/25/48 (Call 11/25/47)	475	571,030
Molson Coors Brewing Co.
4.20%, 07/15/46 (Call 01/15/46)(a)	1,362	1,345,985
5.00%, 05/01/42	1,120	1,219,347
PepsiCo Inc.
3.38%, 07/29/49 (Call 01/29/49)	695	741,971
3.45%, 10/06/46 (Call 04/06/46)	1,430	1,555,314
3.60%, 08/13/42(a)	455	498,875
4.00%, 03/05/42	832	972,973
4.00%, 05/02/47 (Call 11/02/46)(a)	1,120	1,327,725
4.25%, 10/22/44 (Call 04/22/44)	715	846,063
4.45%, 04/14/46 (Call 10/14/45)	1,439	1,816,050
4.60%, 07/17/45 (Call 01/17/45)	200	253,003
Pernod Ricard SA, 5.50%, 01/15/42(a)(b)	250	314,473

		54,652,478

Biotechnology — 1.4%
Amgen Inc.
4.40%, 05/01/45 (Call 11/01/44)	2,610	2,936,253
4.56%, 06/15/48 (Call 12/15/47)(a)	900	1,034,460
4.66%, 06/15/51 (Call 12/15/50)	2,495	2,916,950
4.95%, 10/01/41	840	997,345
5.15%, 11/15/41 (Call 05/15/41)	930	1,130,096
5.65%, 06/15/42 (Call 12/15/41)	115	145,388
5.75%, 03/15/40(a)	320	402,051
6.38%, 06/01/37(a)	315	427,788
6.40%, 02/01/39	30	40,681
6.90%, 06/01/38	75	106,228
Baxalta Inc., 5.25%, 06/23/45 (Call 12/23/44)(a)	205	264,602
Biogen Inc., 5.20%, 09/15/45 (Call 03/15/45)	1,375	1,686,176
Celgene Corp.
4.35%, 11/15/47 (Call 05/15/47)	585	682,509
4.55%, 02/20/48 (Call 08/20/47)	795	966,122
4.63%, 05/15/44 (Call 11/15/43)	360	434,688
5.00%, 08/15/45 (Call 02/15/45)	974	1,240,251
5.25%, 08/15/43	370	470,913
5.70%, 10/15/40	250	321,116
Gilead Sciences Inc.
4.00%, 09/01/36 (Call 03/01/36)	415	463,296
4.15%, 03/01/47 (Call 09/01/46)(a)	945	1,050,153
4.50%, 02/01/45 (Call 08/01/44)	1,520	1,747,954
4.60%, 09/01/35 (Call 03/01/35)(a)	1,025	1,209,478
4.75%, 03/01/46 (Call 09/01/45)	1,538	1,840,955
4.80%, 04/01/44 (Call 10/01/43)	1,700	2,023,699
5.65%, 12/01/41 (Call 06/01/41)	980	1,284,933

		25,824,085

Building Materials — 0.3%
CRH America Finance Inc.
4.40%, 05/09/47 (Call 11/09/46)(b)	100	106,029
4.50%, 04/04/48 (Call 10/04/47)(b)	600	653,213
Johnson Controls International PLC
4.50%, 02/15/47 (Call 08/15/46)	470	510,337
4.63%, 07/02/44 (Call 01/02/44)	577	623,481
4.95%, 07/02/64 (Call 01/02/64)(f)	415	436,909
5.13%, 09/14/45 (Call 03/14/45)	43	50,636
6.00%, 01/15/36	135	166,517
Martin Marietta Materials Inc., 4.25%, 12/15/47 (Call 06/15/47)(a)	690	704,916
Masco Corp., 4.50%, 05/15/47 (Call 11/15/46)	495	506,164

SCHEDULE OF INVESTMENTS	31

Schedule of Investments (unaudited) (continued) October 31, 2019	iShares® Long-Term Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Building Materials (continued)
Owens Corning 4.30%, 07/15/47 (Call 01/15/47)	$952	$878,625
4.40%, 01/30/48 (Call 07/30/47)	175	163,580
7.00%, 12/01/36	124	159,584
Vulcan Materials Co. 4.50%, 06/15/47 (Call 12/15/46)	405	441,977
4.70%, 03/01/48 (Call 09/01/47)(a)	605	677,648

		6,079,616

Chemicals — 1.7%
Albemarle Corp., 5.45%, 12/01/44 (Call 06/01/44)	480	566,124
Braskem America Finance Co., 7.13%, 07/22/41 (Call 01/22/41)(b)	200	236,219
Dow Chemical Co. (The) 4.25%, 10/01/34 (Call 04/01/34)	1,315	1,412,919
4.38%, 11/15/42 (Call 05/15/42)	1,026	1,075,240
4.63%, 10/01/44 (Call 04/01/44)	390	419,589
4.80%, 05/15/49 (Call 11/15/48)(b)	695	772,956
5.25%, 11/15/41 (Call 05/15/41)	1,209	1,406,473
5.55%, 11/30/48 (Call 05/30/48)(b)	335	409,781
7.38%, 11/01/29	480	637,325
9.40%, 05/15/39	346	570,676
DuPont de Nemours Inc. 5.32%, 11/15/38 (Call 05/15/38)	1,700	2,039,128
5.42%, 11/15/48 (Call 05/15/48)	1,680	2,090,320
Eastman Chemical Co. 4.65%, 10/15/44 (Call 04/15/44)	794	847,702
4.80%, 09/01/42 (Call 03/01/42)	328	357,807
Ecolab Inc. 3.70%, 11/01/46 (Call 05/01/46)	175	184,726
3.95%, 12/01/47 (Call 06/01/47)	655	762,112
5.50%, 12/08/41	193	257,985
FMC Corp., 4.50%, 10/01/49 (Call 04/01/49)	275	293,804
International Flavors & Fragrances Inc. 4.38%, 06/01/47 (Call 12/01/46)	250	260,182
5.00%, 09/26/48 (Call 03/26/48)	220	255,149
Lubrizol Corp. (The), 6.50%, 10/01/34	350	496,818
LYB International Finance BV 4.88%, 03/15/44 (Call 09/15/43)	1,160	1,281,623
5.25%, 07/15/43	625	717,806
LYB International Finance III LLC, 4.20%, 10/15/49 (Call 04/15/49)	165	165,855
LyondellBasell Industries NV, 4.63%, 02/26/55 (Call 08/26/54)	1,028	1,075,357
Methanex Corp., 5.65%, 12/01/44 (Call 06/01/44)	415	394,265
Mosaic Co. (The) 4.88%, 11/15/41 (Call 05/15/41)	100	104,693
5.45%, 11/15/33 (Call 05/15/33)	393	450,918
5.63%, 11/15/43 (Call 05/15/43)(a)	805	926,429
Nutrien Ltd. 4.13%, 03/15/35 (Call 09/15/34)	962	1,005,727
4.90%, 06/01/43 (Call 12/01/42)	605	674,467
5.00%, 04/01/49 (Call 10/01/48)	500	590,694
5.25%, 01/15/45 (Call 07/15/44)	224	264,267
5.63%, 12/01/40	365	437,774
5.88%, 12/01/36	191	231,202
6.13%, 01/15/41 (Call 07/15/40)	575	714,338
7.13%, 05/23/36	18	23,916
OCP SA, 6.88%, 04/25/44(b)	200	249,375
Orbia Advance Corp. SAB de CV, 5.88%, 09/17/44(b)	900	946,800
Praxair Inc., 3.55%, 11/07/42 (Call 05/07/42)	595	632,797

Security	Par (000)	Value

Chemicals (continued)
RPM International Inc., 4.25%, 01/15/48 (Call 07/15/47)	$510	$501,741
Sherwin-Williams Co. (The) 3.80%, 08/15/49 (Call 02/15/49)	365	371,001
4.00%, 12/15/42 (Call 06/15/42)	540	558,460
4.50%, 06/01/47 (Call 12/01/46)	1,370	1,536,711
4.55%, 08/01/45 (Call 02/01/45)	95	108,467
Syngenta Finance NV, 5.68%, 04/24/48 (Call 10/24/47)(b)	970	1,012,168
Westlake Chemical Corp. 4.38%, 11/15/47 (Call 05/15/47)	480	481,599
5.00%, 08/15/46 (Call 02/15/46)	700	755,801

		31,567,286

Commercial Services — 1.0%
American University (The), Series 2019, 3.67%, 04/01/49	500	549,756
California Institute of Technology 4.32%, 08/01/45	12	15,216
4.70%, 11/01/2111	100	129,663
Cleveland Clinic Foundation (The), 4.86%, 01/01/2114(a)	200	258,583
DP World PLC 5.63%, 09/25/48(b)	1,250	1,446,875
6.85%, 07/02/37(b)	1,360	1,787,550
Equifax Inc., 7.00%, 07/01/37	180	235,792
ERAC USA Finance LLC 4.20%, 11/01/46 (Call 05/01/46)(b)	50	53,551
7.00%, 10/15/37(a)(b)	1,915	2,714,793
George Washington University (The) 4.87%, 09/15/45	16	20,880
Series 2018, 4.13%, 09/15/48 (Call 03/15/48)	840	1,002,090
Global Payments Inc., 4.15%, 08/15/49 (Call 02/15/49)	565	589,411
Johns Hopkins University, Series 2013, 4.08%, 07/01/53	36	42,917
Leland Stanford Junior University (The), 3.65%, 05/01/48 (Call 11/01/47)	15	17,154
Massachusetts Institute of Technology 3.89%, 07/01/2116	75	86,846
3.96%, 07/01/38	59	68,245
4.68%, 07/01/2114	290	394,272
5.60%, 07/01/2111	440	717,157
Moody’s Corp., 5.25%, 07/15/44	450	576,378
Northwestern University 4.64%, 12/01/44	355	453,508
Series 2017, 3.66%, 12/01/57 (Call 06/01/57)	40	46,154
President and Fellows of Harvard College 3.15%, 07/15/46 (Call 01/15/46)	425	453,449
3.30%, 07/15/56 (Call 01/15/56)	335	365,021
Princeton University, 5.70%, 03/01/39	425	604,521
S&P Global Inc. 4.50%, 05/15/48 (Call 11/15/47)	225	278,821
6.55%, 11/15/37	191	277,673
Trustees of Boston College, 3.13%, 07/01/52	500	504,757
Trustees of Dartmouth College, 3.47%, 06/01/46	260	277,333
Trustees of the University of Pennsylvania (The), 3.61%, 12/31/99 (Call 08/15/2118)	500	543,230
Tufts University, Series 2012, 5.02%, 04/15/2112	100	127,074
University of Notre Dame du Lac
Series 2015, 3.44%, 02/15/45	139	151,667
Series 2017, 3.39%, 02/15/48 (Call 08/15/47)	655	717,247
University of Southern California 3.03%, 10/01/39	1,541	1,591,800
5.25%, 10/01/2111	250	368,972
Verisk Analytics Inc., 5.50%, 06/15/45 (Call 12/15/44)	186	232,678
Wesleyan University, 4.78%, 07/01/2116(a)	125	145,901

32	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2019	iShares® Long-Term Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Commercial Services (continued)
William Marsh Rice University 3.57%, 05/15/45	$331	$363,109
3.77%, 05/15/55	125	142,951

		18,352,995

Computers — 1.8%
Apple Inc. 3.45%, 02/09/45	2,294	2,432,987
3.75%, 09/12/47 (Call 03/12/47)	710	788,898
3.75%, 11/13/47 (Call 05/13/47)	960	1,082,079
3.85%, 05/04/43	1,870	2,099,059
3.85%, 08/04/46 (Call 02/04/46)(a)	2,020	2,278,388
4.25%, 02/09/47 (Call 08/09/46)	1,150	1,377,765
4.38%, 05/13/45	1,970	2,384,068
4.45%, 05/06/44	595	725,456
4.50%, 02/23/36 (Call 08/23/35)	1,240	1,508,154
4.65%, 02/23/46 (Call 08/23/45)	1,899	2,379,914
Dell International LLC/EMC Corp. 8.10%, 07/15/36 (Call 01/15/36)(b)	1,426	1,833,757
8.35%, 07/15/46 (Call 01/15/46)(b)	1,340	1,784,310
Hewlett Packard Enterprise Co. 6.20%, 10/15/35 (Call 04/15/35)	765	919,629
6.35%, 10/15/45 (Call 04/15/45)	1,075	1,277,413
HP Inc., 6.00%, 09/15/41	1,219	1,404,956
International Business Machines Corp. 4.00%, 06/20/42	1,575	1,708,991
4.15%, 05/15/39	2,460	2,796,259
4.25%, 05/15/49	1,150	1,310,326
4.70%, 02/19/46(a)	745	893,592
5.60%, 11/30/39	515	677,440
5.88%, 11/29/32	356	470,522
7.13%, 12/01/96(a)	95	145,557
Seagate HDD Cayman, 5.75%, 12/01/34 (Call 06/01/34)	700	719,624

		32,999,144

Cosmetics & Personal Care — 0.3%
Colgate-Palmolive Co. 3.70%, 08/01/47 (Call 02/01/47)	270	317,088
4.00%, 08/15/45	330	394,114
Estee Lauder Companies Inc. (The) 3.70%, 08/15/42	50	54,361
4.15%, 03/15/47 (Call 09/15/46)	200	238,121
4.38%, 06/15/45 (Call 12/15/44)	535	652,488
6.00%, 05/15/37	255	353,400
Procter & Gamble Co. (The) 3.50%, 10/25/47	525	600,518
5.50%, 02/01/34(a)	1,225	1,674,315
5.80%, 08/15/34	75	106,323
Unilever Capital Corp., 5.90%, 11/15/32	1,460	1,986,858

		6,377,586

Distribution & Wholesale — 0.1%
WW Grainger Inc. 3.75%, 05/15/46 (Call 11/15/45)	405	419,896
4.20%, 05/15/47 (Call 11/15/46)	465	517,977
4.60%, 06/15/45 (Call 12/15/44)	880	1,050,225

		1,988,098

Diversified Financial Services — 1.6%
American Express Co., 4.05%, 12/03/42	1,315	1,531,379
Blackstone Holdings Finance Co. LLC 3.50%, 09/10/49 (Call 03/10/49)(b)	800	804,551
4.00%, 10/02/47 (Call 04/02/47)(a)	225	241,708

Security	Par (000)	Value

Diversified Financial Services (continued)
4.45%, 07/15/45(b)	$400	$458,695
5.00%, 06/15/44(b)	61	74,645
Brookfield Finance Inc., 4.70%, 09/20/47 (Call 03/20/47)	1,165	1,307,748
Carlyle Holdings II Finance LLC, 5.63%, 03/30/43(b)	215	249,301
CME Group Inc. 4.15%, 06/15/48 (Call 12/15/47)	695	838,212
5.30%, 09/15/43 (Call 03/15/43)	505	687,570
Credit Suisse USA Inc., 7.13%, 07/15/32	698	1,009,817
FMR LLC 5.15%, 02/01/43	500	634,147
6.50%, 12/14/40(b)	500	728,124
GE Capital International Funding Co. Unlimited Co., 4.42%, 11/15/35	7,875	8,311,650
Invesco Finance PLC, 5.38%, 11/30/43	326	394,149
Jefferies Financial Group Inc., 6.63%, 10/23/43 (Call 07/23/43)(a)	155	177,400
Jefferies Group LLC 6.25%, 01/15/36(a)	345	399,844
6.50%, 01/20/43	310	365,671
Jefferies Group LLC/Jefferies Group Capital Finance Inc., 4.15%, 01/23/30	1,195	1,208,618
KKR Group Finance Co. II LLC, 5.50%, 02/01/43 (Call 08/01/42)(a)(b)	550	674,882
Legg Mason Inc., 5.63%, 01/15/44	470	530,136
Mastercard Inc. 3.65%, 06/01/49 (Call 12/01/48)	542	612,280
3.80%, 11/21/46 (Call 05/21/46)	400	460,239
3.95%, 02/26/48 (Call 08/26/47)	700	825,816
Raymond James Financial Inc., 4.95%, 07/15/46	970	1,175,212
Visa Inc. 3.65%, 09/15/47 (Call 03/15/47)	1,104	1,243,699
4.15%, 12/14/35 (Call 06/14/35)	1,709	2,056,585
4.30%, 12/14/45 (Call 06/14/45)	2,190	2,714,852
Western Union Co. (The) 6.20%, 11/17/36(a)	210	239,286
6.20%, 06/21/40(a)	340	384,663

		30,340,879

Electric — 11.9%
Abu Dhabi National Energy Co. PJSC 4.88%, 04/23/30(b)	800	906,250
6.50%, 10/27/36(b)	1,000	1,348,750
Acwa Power Management And Investments One Ltd., 5.95%, 12/15/39(a)(b)	225	243,633
AEP Texas Inc. 3.80%, 10/01/47 (Call 04/01/47)	50	54,130
Series G, 4.15%, 05/01/49 (Call 11/01/48)(a)	245	285,521
AEP Transmission Co. LLC 3.75%, 12/01/47 (Call 06/01/47)	425	467,711
3.80%, 06/15/49 (Call 12/15/48)	245	271,865
4.00%, 12/01/46 (Call 06/01/46)	465	532,639
4.25%, 09/15/48 (Call 03/15/48)	320	379,752
Alabama Power Co. 3.75%, 03/01/45 (Call 09/01/44)	575	618,857
3.85%, 12/01/42	100	108,189
4.10%, 01/15/42	85	92,616
4.15%, 08/15/44 (Call 02/15/44)	302	345,248
4.30%, 01/02/46 (Call 07/02/45)	425	498,348
5.70%, 02/15/33(a)	50	64,890
6.00%, 03/01/39	295	411,723
6.13%, 05/15/38	410	570,408

SCHEDULE OF INVESTMENTS	33

Schedule of Investments (unaudited) (continued) October 31, 2019	iShares® Long-Term Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
Series A, 4.30%, 07/15/48 (Call 01/15/48)(a)	$135	$160,618
Series B, 3.70%, 12/01/47 (Call 06/01/47)	485	521,105
Ameren Illinois Co.
3.70%, 12/01/47 (Call 06/01/47)(a)	640	707,833
4.15%, 03/15/46 (Call 09/15/45)	385	453,980
4.30%, 07/01/44 (Call 01/01/44)	200	228,520
4.50%, 03/15/49 (Call 09/15/48)	253	316,511
4.80%, 12/15/43 (Call 06/15/43)	250	305,406
American Transmission Systems Inc., 5.00%, 09/01/44 (Call 03/01/44)	150	192,685
Appalachian Power Co.
4.40%, 05/15/44 (Call 11/15/43)	331	383,694
4.45%, 06/01/45 (Call 12/01/44)	280	330,780
7.00%, 04/01/38(a)	550	790,601
Series L, 5.80%, 10/01/35	197	249,236
Series P, 6.70%, 08/15/37	30	41,308
Series Y, 4.50%, 03/01/49 (Call 09/01/48)	420	507,893
Arizona Public Service Co.
3.75%, 05/15/46 (Call 11/15/45)	800	859,097
4.25%, 03/01/49 (Call 09/01/48)	610	712,254
4.35%, 11/15/45 (Call 05/15/45)	60	70,722
4.50%, 04/01/42 (Call 10/01/41)	401	470,039
5.05%, 09/01/41 (Call 03/01/41)	160	197,762
Avista Corp., 4.35%, 06/01/48 (Call 12/01/47)	100	118,409
Baltimore Gas & Electric Co.
3.20%, 09/15/49 (Call 03/15/49)	160	159,003
3.50%, 08/15/46 (Call 02/15/46)	645	669,031
3.75%, 08/15/47 (Call 02/15/47)	50	54,011
Berkshire Hathaway Energy Co.
3.80%, 07/15/48 (Call 01/15/48)	800	872,903
4.45%, 01/15/49 (Call 07/15/48)	801	960,843
4.50%, 02/01/45 (Call 08/01/44)	625	746,481
5.15%, 11/15/43 (Call 05/15/43)	671	853,977
5.95%, 05/15/37	1,105	1,523,583
6.13%, 04/01/36(a)	1,877	2,609,175
Black Hills Corp.
3.88%, 10/15/49 (Call 04/15/49)	250	255,104
4.20%, 09/15/46 (Call 03/15/46)	200	213,399
4.35%, 05/01/33 (Call 02/01/33)	680	763,985
Celeo Redes Operacion Chile SA, 5.20%, 06/22/47	196	215,970
CenterPoint Energy Houston Electric LLC
3.55%, 08/01/42 (Call 02/01/42)	845	903,859
3.95%, 03/01/48 (Call 09/01/47)	410	475,241
4.50%, 04/01/44 (Call 10/01/43)	315	385,269
Series AC, 4.25%, 02/01/49 (Call 08/01/48)	700	849,239
CenterPoint Energy Inc., 3.70%, 09/01/49 (Call 03/01/49)	300	306,583
Cleco Corporate Holdings LLC, 4.97%, 05/01/46
(Call 11/01/45)	345	393,166
Cleveland Electric Illuminating Co. (The)
4.55%, 11/15/30 (Call 08/15/30)(b)	100	114,099
5.95%, 12/15/36	430	550,336
CMS Energy Corp.
4.70%, 03/31/43 (Call 09/30/42)	950	1,089,587
4.88%, 03/01/44 (Call 09/01/43)	546	659,374
Cometa Energia SA de CV, 6.38%, 04/24/35
(Call 01/24/35)(a)(b)	387	417,881
Comision Federal de Electricidad
5.75%, 02/14/42(b)	800	871,500
6.13%, 06/16/45(b)	400	458,625

Security	Par (000)	Value

Electric (continued)
Commonwealth Edison Co.
3.65%, 06/15/46 (Call 12/15/45)	$380	$414,733
3.70%, 03/01/45 (Call 09/01/44)(a)	275	299,153
3.80%, 10/01/42 (Call 04/01/42)	350	383,538
4.00%, 03/01/48 (Call 09/01/47)	590	679,884
4.00%, 03/01/49 (Call 09/01/48)	1,085	1,259,998
4.35%, 11/15/45 (Call 05/15/45)	350	418,569
4.60%, 08/15/43 (Call 02/15/43)	150	180,883
4.70%, 01/15/44 (Call 07/15/43)	285	350,489
Series 123, 3.75%, 08/15/47 (Call 02/15/47)	300	332,919
Connecticut Light & Power Co. (The)
4.00%, 04/01/48 (Call 10/01/47)	525	617,179
4.30%, 04/15/44 (Call 10/15/43)	400	483,826
Consolidated Edison Co. of New York Inc.
3.85%, 06/15/46 (Call 12/15/45)	1,170	1,280,292
3.95%, 03/01/43 (Call 09/01/42)	425	466,841
4.45%, 03/15/44 (Call 09/15/43)	629	743,068
4.50%, 12/01/45 (Call 06/01/45)	572	681,898
4.50%, 05/15/58 (Call 11/15/57)	325	387,908
4.63%, 12/01/54 (Call 06/01/54)	798	958,062
5.70%, 06/15/40	370	495,916
Series 05-A, 5.30%, 03/01/35	125	154,564
Series 06-A, 5.85%, 03/15/36	125	164,661
Series 06-B, 6.20%, 06/15/36	290	394,412
Series 06-E, 5.70%, 12/01/36(a)	90	116,929
Series 07-A, 6.30%, 08/15/37	125	174,262
Series 08-B, 6.75%, 04/01/38	635	924,972
Series 09-C, 5.50%, 12/01/39	440	576,705
Series 12-A, 4.20%, 03/15/42	58	65,561
Series 2017, 3.88%, 06/15/47 (Call 12/15/46)	500	548,380
Series A, 4.13%, 05/15/49 (Call 11/15/48)(a)	585	669,272
Series C, 4.30%, 12/01/56 (Call 06/01/56)	360	408,069
Series E, 4.65%, 12/01/48 (Call 06/01/48)	420	517,844
Consumers Energy Co.
3.25%, 08/15/46 (Call 02/15/46)	450	462,575
3.95%, 05/15/43 (Call 11/15/42)	245	278,692
3.95%, 07/15/47 (Call 01/15/47)	250	289,750
4.05%, 05/15/48 (Call 11/15/47)	225	264,339
4.35%, 04/15/49 (Call 10/15/48)	335	414,571
Dayton Power & Light Co. (The), 3.95%, 06/15/49
(Call 12/15/48)(b)	530	581,164
Delmarva Power & Light Co., 4.15%, 05/15/45
(Call 11/15/44)	250	281,060
Dominion Energy Inc.
4.70%, 12/01/44 (Call 06/01/44)	621	732,554
7.00%, 06/15/38	280	394,221
Series A, 4.60%, 03/15/49 (Call 09/15/48)	535	628,149
Series B, 5.95%, 06/15/35	490	627,765
Series C, 4.05%, 09/15/42 (Call 03/15/42)	350	376,336
Series C, 4.90%, 08/01/41 (Call 02/01/41)	592	700,202
Series E, 6.30%, 03/15/33	391	519,419
Series F, 5.25%, 08/01/33	445	546,252
Dominion Energy South Carolina Inc.
4.60%, 06/15/43 (Call 12/15/42)	381	461,413
5.10%, 06/01/65 (Call 12/01/64)	325	432,187
5.30%, 05/15/33	155	197,137
5.45%, 02/01/41 (Call 08/01/40)	380	495,584
6.05%, 01/15/38	313	427,758
6.63%, 02/01/32	375	511,478

34	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2019	iShares® Long-Term Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
DTE Electric Co.
3.70%, 03/15/45 (Call 09/15/44)(a)	$350	$388,580
3.70%, 06/01/46 (Call 12/01/45)	135	147,777
3.75%, 08/15/47 (Call 02/15/47)	175	198,247
3.95%, 03/01/49 (Call 09/01/48)	1,280	1,479,981
4.30%, 07/01/44 (Call 01/01/44)	298	356,145
Series A, 4.00%, 04/01/43 (Call 10/01/42)	225	259,433
Series A, 4.05%, 05/15/48 (Call 11/15/47)	580	674,748
DTE Energy Co., 6.38%, 04/15/33(a)	235	314,424
Duke Energy Carolinas LLC
3.20%, 08/15/49 (Call 02/15/49)(a)	505	508,467
3.70%, 12/01/47 (Call 06/01/47)	340	372,149
3.75%, 06/01/45 (Call 12/01/44)	240	263,206
3.88%, 03/15/46 (Call 09/15/45)	390	439,056
3.95%, 03/15/48 (Call 09/15/47)	660	752,930
4.00%, 09/30/42 (Call 03/30/42)	325	362,396
4.25%, 12/15/41 (Call 06/15/41)	415	479,374
5.30%, 02/15/40	440	574,525
6.00%, 01/15/38	187	256,785
6.05%, 04/15/38	335	468,487
6.10%, 06/01/37	285	390,465
6.45%, 10/15/32	441	611,698
Duke Energy Corp.
3.75%, 09/01/46 (Call 03/01/46)	1,603	1,659,244
4.20%, 06/15/49 (Call 12/15/48)	990	1,102,630
4.80%, 12/15/45 (Call 06/15/45)	491	591,137
Duke Energy Florida LLC
3.40%, 10/01/46 (Call 04/01/46)	495	509,591
3.85%, 11/15/42 (Call 05/15/42)	305	335,722
4.20%, 07/15/48 (Call 01/15/48)	25	28,911
5.65%, 04/01/40	150	201,524
6.35%, 09/15/37	800	1,141,432
6.40%, 06/15/38(a)	1,160	1,697,071
Duke Energy Indiana LLC
3.75%, 05/15/46 (Call 11/15/45)	145	155,764
6.12%, 10/15/35	250	335,787
6.35%, 08/15/38	236	339,227
6.45%, 04/01/39	150	218,075
Series UUU, 4.20%, 03/15/42 (Call 09/15/41)	125	141,456
Series WWW, 4.90%, 07/15/43 (Call 01/15/43)	190	237,475
Series YYY, 3.25%, 10/01/49 (Call 04/01/49)	250	251,566
Duke Energy Ohio Inc.
3.70%, 06/15/46 (Call 12/15/45)	10	10,811
4.30%, 02/01/49 (Call 08/01/48)	835	988,321
Duke Energy Progress LLC
3.60%, 09/15/47 (Call 03/15/47)	470	504,103
3.70%, 10/15/46 (Call 04/15/46)	620	673,861
4.10%, 05/15/42 (Call 11/15/41)(a)	410	467,138
4.10%, 03/15/43 (Call 09/15/42)	371	420,087
4.15%, 12/01/44 (Call 06/01/44)	355	406,583
4.20%, 08/15/45 (Call 02/15/45)	320	370,666
4.38%, 03/30/44 (Call 09/30/43)(a)	150	177,228
6.30%, 04/01/38	275	386,544
E.ON International Finance BV, 6.65%, 04/30/38(b)	539	739,615
El Paso Electric Co.
5.00%, 12/01/44 (Call 06/01/44)	100	119,786
6.00%, 05/15/35	400	503,210
Electricite de France SA
4.75%, 10/13/35 (Call 04/13/35)(a)(b)	840	954,214
4.88%, 09/21/38 (Call 03/21/38)(a)(b)	1,175	1,354,249

Security	Par (000)	Value

Electric (continued)
4.88%, 01/22/44(a)(b)	$1,175	$1,355,484
4.95%, 10/13/45 (Call 04/13/45)(b)	500	585,326
5.00%, 09/21/48 (Call 03/21/48)(b)	1,600	1,914,766
5.25%, 10/13/55 (Call 04/13/55)(b)	230	278,718
5.60%, 01/27/40(a)(b)	625	782,979
6.00%, 01/22/2114(b)	265	317,049
Emera U.S. Finance LP, 4.75%, 06/15/46 (Call 12/15/45)(a)	1,270	1,490,783
Emirates Semb Corp. Water & Power Co. PJSC, 4.45%, 08/01/35	250	274,141
Empresa de Transmision Electrica SA, 5.13%, 05/02/49(b)	400	457,125
Enel Finance International NV
4.75%, 05/25/47(a)(b)	2,420	2,750,276
6.00%, 10/07/39(a)(b)	600	757,131
Entergy Arkansas LLC
4.20%, 04/01/49 (Call 10/01/48)	140	165,703
4.95%, 12/15/44 (Call 12/15/24)	20	21,722
Entergy Louisiana LLC
3.05%, 06/01/31 (Call 03/01/31)	370	383,779
4.00%, 03/15/33 (Call 12/15/32)(a)	1,005	1,153,395
4.20%, 09/01/48 (Call 03/01/48)	925	1,082,365
4.20%, 04/01/50 (Call 10/01/49)	225	265,701
4.95%, 01/15/45 (Call 01/15/25)	100	107,735
Entergy Mississippi LLC, 3.85%, 06/01/49 (Call 12/01/48)	300	336,075
Entergy Texas Inc., 3.55%, 09/30/49 (Call 03/30/49)	100	103,415
Evergy Metro Inc.
4.20%, 06/15/47 (Call 12/15/46)	105	122,038
4.20%, 03/15/48 (Call 09/15/47)	260	302,949
5.30%, 10/01/41 (Call 04/01/41)	314	397,862
Series 2019, 4.13%, 04/01/49 (Call 10/01/48)	300	346,472
Exelon Corp.
4.45%, 04/15/46 (Call 10/15/45)	780	884,956
4.95%, 06/15/35 (Call 12/15/34)	310	360,423
5.10%, 06/15/45 (Call 12/15/44)	941	1,141,517
5.63%, 06/15/35	600	749,914
7.60%, 04/01/32	180	248,953
Exelon Generation Co. LLC
5.60%, 06/15/42 (Call 12/15/41)	800	936,743
5.75%, 10/01/41 (Call 04/01/41)	360	423,162
6.25%, 10/01/39	913	1,142,264
FirstEnergy Corp.
Series C, 4.85%, 07/15/47 (Call 01/15/47)	1,030	1,236,894
Series C, 7.38%, 11/15/31	1,436	2,040,709
FirstEnergy Transmission LLC, 4.55%, 04/01/49 (Call 10/01/48)(b)	290	340,737
Florida Power & Light Co.
3.15%, 10/01/49 (Call 04/01/49)	335	341,555
3.70%, 12/01/47 (Call 06/01/47)	745	829,427
3.80%, 12/15/42 (Call 06/15/42)	300	336,097
3.95%, 03/01/48 (Call 09/01/47)	820	954,370
3.99%, 03/01/49 (Call 09/01/48)	1,345	1,579,476
4.05%, 06/01/42 (Call 12/01/41)	660	763,078
4.05%, 10/01/44 (Call 04/01/44)	305	354,549
4.13%, 02/01/42 (Call 08/01/41)	310	362,120
4.13%, 06/01/48 (Call 12/01/47)	717	855,815
4.95%, 06/01/35	200	244,771
5.13%, 06/01/41 (Call 12/01/40)	50	63,650
5.25%, 02/01/41 (Call 08/01/40)	200	262,697
5.63%, 04/01/34	15	19,988
5.65%, 02/01/37	146	196,897

SCHEDULE OF INVESTMENTS	35

Schedule of Investments (unaudited) (continued) October 31, 2019	iShares® Long-Term Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
5.69%, 03/01/40	$149	$204,145
5.95%, 10/01/33	15	20,223
5.95%, 02/01/38	820	1,147,413
5.96%, 04/01/39	100	141,405
Georgia Power Co. 4.30%, 03/15/42	1,370	1,504,850
4.30%, 03/15/43	296	325,093
5.40%, 06/01/40	75	89,593
Series 10-C, 4.75%, 09/01/40	388	449,129
Iberdrola International BV, 6.75%, 07/15/36	230	318,619
Indiana Michigan Power Co. 4.25%, 08/15/48 (Call 02/15/48)	295	348,732
6.05%, 03/15/37	105	143,880
Series K, 4.55%, 03/15/46 (Call 09/15/45)	270	329,757
Series L, 3.75%, 07/01/47 (Call 01/01/47)	240	258,751
Infraestructura Energetica Nova SAB de CV, 4.88%, 01/14/48	200	190,688
Interstate Power & Light Co. 3.50%, 09/30/49 (Call 03/30/49)	460	466,582
3.70%, 09/15/46 (Call 03/15/46)	435	455,780
4.70%, 10/15/43 (Call 04/15/43)	143	167,813
6.25%, 07/15/39	80	108,076
ITC Holdings Corp., 5.30%, 07/01/43 (Call 01/01/43)	75	94,023
Kentucky Utilities Co. 4.38%, 10/01/45 (Call 04/01/45)	405	481,227
5.13%, 11/01/40 (Call 05/01/40)	576	729,059
Series 1, 4.65%, 11/15/43 (Call 05/15/43)	50	59,671
LLPL Capital Pte Ltd., 6.88%, 02/04/39	198	230,755
Louisville Gas & Electric Co., 4.25%, 04/01/49 (Call 10/01/48)	350	412,973
Massachusetts Electric Co., 5.90%, 11/15/39(a)(b)	50	68,127
MidAmerican Energy Co. 3.15%, 04/15/50 (Call 10/15/49)	250	256,834
3.65%, 08/01/48 (Call 02/01/48)	530	588,492
3.95%, 08/01/47 (Call 02/01/47)	95	109,771
4.25%, 05/01/46 (Call 11/01/45)	236	281,141
4.25%, 07/15/49 (Call 01/15/49)	791	971,857
4.40%, 10/15/44 (Call 04/15/44)	450	545,031
4.80%, 09/15/43 (Call 03/15/43)	305	384,756
5.75%, 11/01/35	56	73,427
5.80%, 10/15/36	55	73,647
6.75%, 12/30/31	211	295,789
Minejesa Capital BV 4.63%, 08/10/30	500	514,375
5.63%, 08/10/37(a)(b)	500	542,031
Mississippi Power Co., Series 12-A, 4.25%, 03/15/42	425	458,583
Monongahela Power Co., 5.40%, 12/15/43 (Call 06/15/43)(b)	760	1,011,135
Narragansett Electric Co. (The), 4.17%, 12/10/42(b)	50	54,248
National Grid USA, 5.80%, 04/01/35	510	635,779
National Rural Utilities Cooperative Finance Corp. 4.02%, 11/01/32 (Call 05/01/32)	280	321,312
4.30%, 03/15/49 (Call 09/15/48)	630	756,632
4.40%, 11/01/48 (Call 05/01/48)	200	243,925
Series C, 8.00%, 03/01/32	496	744,559
Nevada Power Co. 5.45%, 05/15/41 (Call 11/15/40)	25	31,551
Series N, 6.65%, 04/01/36	300	419,331
Series R, 6.75%, 07/01/37	195	280,410

Security	Par (000)	Value

Electric (continued)
New England Power Co., 3.80%, 12/05/47 (Call 06/05/47)(a)(b)	$900	$976,631
New York State Electric & Gas Corp., 3.30%, 09/15/49 (Call 03/15/49)(b)	100	98,907
Niagara Mohawk Power Corp., 4.28%, 10/01/34 (Call 04/01/34)(b)	50	57,929
Northern States Power Co./MN 2.90%, 03/01/50 (Call 09/01/49)	240	233,455
3.40%, 08/15/42 (Call 02/15/42)(a)	610	641,771
3.60%, 05/15/46 (Call 11/15/45)	75	80,981
4.00%, 08/15/45 (Call 02/15/45)(a)	115	131,201
4.13%, 05/15/44 (Call 11/15/43)	32	37,268
4.85%, 08/15/40 (Call 02/15/40)	25	30,180
5.35%, 11/01/39	105	139,005
6.25%, 06/01/36	401	565,383
NorthWestern Corp., 4.18%, 11/15/44 (Call 05/15/44)	546	614,501
NSTAR Electric Co. 4.40%, 03/01/44 (Call 09/01/43)	110	129,978
5.50%, 03/15/40	346	452,510
Oglethorpe Power Corp. 4.20%, 12/01/42	450	471,245
4.25%, 04/01/46 (Call 10/01/45)	105	107,200
4.55%, 06/01/44	530	584,986
5.05%, 10/01/48 (Call 04/01/48)	110	133,142
5.25%, 09/01/50	255	320,226
5.38%, 11/01/40	595	723,722
5.95%, 11/01/39	305	391,384
Ohio Edison Co. 6.88%, 07/15/36	350	499,940
8.25%, 10/15/38	65	105,671
Ohio Power Co. 4.00%, 06/01/49 (Call 12/01/48)	275	316,656
4.15%, 04/01/48 (Call 10/01/47)(a)	165	193,322
Series D, 6.60%, 03/01/33	190	264,883
Oklahoma Gas & Electric Co. 3.30%, 03/15/30 (Call 09/15/29)	630	659,765
3.85%, 08/15/47 (Call 02/15/47)	320	338,192
4.15%, 04/01/47 (Call 10/01/46)	405	445,120
Oncor Electric Delivery Co. LLC 3.10%, 09/15/49 (Call 03/15/49)(b)	425	426,265
3.75%, 04/01/45 (Call 10/01/44)	325	362,889
3.80%, 09/30/47 (Call 03/30/47)	325	366,794
3.80%, 06/01/49 (Call 12/01/48)(b)	490	553,204
4.10%, 11/15/48 (Call 05/15/48)(a)	300	356,264
4.55%, 12/01/41 (Call 06/01/41)	410	495,496
5.25%, 09/30/40	305	394,102
5.30%, 06/01/42 (Call 12/01/41)	810	1,076,735
7.00%, 05/01/32	15	21,546
7.25%, 01/15/33	185	272,935
7.50%, 09/01/38	60	96,013
PacifiCorp 4.10%, 02/01/42 (Call 08/01/41)	255	290,053
4.13%, 01/15/49 (Call 07/15/48)(a)	675	791,596
4.15%, 02/15/50 (Call 08/15/49)	700	829,479
5.75%, 04/01/37	125	167,633
6.00%, 01/15/39	900	1,250,396
6.10%, 08/01/36	780	1,065,626
6.25%, 10/15/37	90	127,613
6.35%, 07/15/38	180	253,695

36	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2019	iShares® Long-Term Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
PECO Energy Co. 3.00%, 09/15/49 (Call 03/15/49)	$80	$78,682
3.90%, 03/01/48 (Call 09/01/47)	540	610,769
4.15%, 10/01/44 (Call 04/01/44)	240	275,865
4.80%, 10/15/43 (Call 04/15/43)	150	186,107
5.95%, 10/01/36	111	149,395
Pennsylvania Electric Co., 6.15%, 10/01/38	75	97,168
Perusahaan Listrik Negara PT 4.88%, 07/17/49(a)(b)	1,400	1,492,750
6.15%, 05/21/48(b)	1,000	1,256,231
6.25%, 01/25/49(a)(b)	590	750,038
Potomac Electric Power Co. 4.15%, 03/15/43 (Call 09/15/42)	526	593,742
6.50%, 11/15/37	345	492,255
7.90%, 12/15/38	75	115,509
PPL Capital Funding Inc. 4.00%, 09/15/47 (Call 03/15/47)	635	660,473
4.70%, 06/01/43 (Call 12/01/42)	675	764,748
5.00%, 03/15/44 (Call 09/15/43)	680	801,006
PPL Electric Utilities Corp. 3.00%, 10/01/49 (Call 04/01/49)	430	416,555
3.95%, 06/01/47 (Call 12/01/46)	345	390,217
4.13%, 06/15/44 (Call 12/15/43)	185	212,237
4.15%, 06/15/48 (Call 12/15/47)	305	358,276
4.75%, 07/15/43 (Call 01/15/43)	195	242,097
6.25%, 05/15/39	315	444,383
Progress Energy Inc. 6.00%, 12/01/39	240	320,292
7.00%, 10/30/31	310	428,392
7.75%, 03/01/31	349	499,044
PSEG Power LLC, 8.63%, 04/15/31	520	731,989
Public Service Co. of Colorado 3.55%, 06/15/46 (Call 12/15/45)	285	300,545
3.60%, 09/15/42 (Call 03/15/42)	250	270,254
3.80%, 06/15/47 (Call 12/15/46)	390	438,804
3.95%, 03/15/43 (Call 09/15/42)	125	136,508
4.05%, 09/15/49 (Call 03/15/49)	805	956,117
4.10%, 06/15/48 (Call 12/15/47)	350	407,840
4.30%, 03/15/44 (Call 09/15/43)	205	241,362
4.75%, 08/15/41 (Call 02/15/41)	5	6,034
6.50%, 08/01/38	150	218,702
Series 17, 6.25%, 09/01/37	390	555,001
Series 34, 3.20%, 03/01/50 (Call 09/01/49)(a)	965	990,732
Public Service Co. of New Hampshire, 3.60%, 07/01/49 (Call 01/01/49)(a)	1,090	1,184,461
Public Service Co. of Oklahoma, Series G, 6.63%, 11/15/37	50	69,789
Public Service Electric & Gas Co. 3.20%, 08/01/49 (Call 02/01/49)	680	701,687
3.60%, 12/01/47 (Call 06/01/47)	745	816,501
3.65%, 09/01/42 (Call 03/01/42)	235	254,766
3.80%, 03/01/46 (Call 09/01/45)(a)	633	716,225
3.85%, 05/01/49 (Call 11/01/48)	575	658,984
3.95%, 05/01/42 (Call 11/01/41)(a)	560	641,172
4.05%, 05/01/48 (Call 11/01/47)	155	183,166
4.15%, 11/01/45 (Call 05/01/45)	25	28,301
5.50%, 03/01/40	50	66,535
5.80%, 05/01/37	225	303,124
Puget Sound Energy Inc. 3.25%, 09/15/49 (Call 03/15/49)	1,235	1,257,228

Security	Par (000)	Value

Electric (continued)
4.22%, 06/15/48 (Call 12/15/47)	$25	$29,274
4.30%, 05/20/45 (Call 11/20/44)	449	530,247
4.43%, 11/15/41 (Call 05/15/41)	345	399,048
5.64%, 04/15/41 (Call 10/15/40)	235	313,164
5.76%, 10/01/39	225	304,922
5.80%, 03/15/40	106	144,018
6.27%, 03/15/37	340	466,954
Ruwais Power Co. PJSC, 6.00%, 08/31/36	450	555,469
San Diego Gas & Electric Co. 3.95%, 11/15/41	85	87,910
4.15%, 05/15/48 (Call 11/15/47)	465	528,275
4.50%, 08/15/40	645	741,220
5.35%, 05/15/40	25	30,393
6.00%, 06/01/39	163	213,435
Series RRR, 3.75%, 06/01/47 (Call 12/01/46)	279	290,002
Series TTT, 4.10%, 06/15/49 (Call 12/15/48)	30	33,135
Saudi Electricity Global Sukuk Co. 3, 5.50%, 04/08/44(a)(b)	1,400	1,671,600
Sempra Energy 3.80%, 02/01/38 (Call 08/01/37)	2,556	2,599,585
4.00%, 02/01/48 (Call 08/01/47)	499	522,550
6.00%, 10/15/39	450	572,959
Southern California Edison Co. 4.00%, 04/01/47 (Call 10/01/46)	846	889,361
4.05%, 03/15/42 (Call 09/15/41)	330	345,664
4.50%, 09/01/40 (Call 03/01/40)	443	474,752
4.65%, 10/01/43 (Call 04/01/43)	599	669,603
5.50%, 03/15/40	247	295,897
5.63%, 02/01/36	275	326,147
6.00%, 01/15/34	363	443,777
6.05%, 03/15/39(a)	650	815,399
Series 04-G, 5.75%, 04/01/35	105	125,940
Series 05-B, 5.55%, 01/15/36	285	335,559
Series 05-E, 5.35%, 07/15/35	335	390,469
Series 06-E, 5.55%, 01/15/37(a)	250	300,415
Series 08-A, 5.95%, 02/01/38(a)	475	586,650
Series 13-A, 3.90%, 03/15/43 (Call 09/15/42)	410	418,953
Series B, 4.88%, 03/01/49 (Call 09/01/48)	724	860,994
Series C, 3.60%, 02/01/45 (Call 08/01/44)	555	540,582
Series C, 4.13%, 03/01/48 (Call 09/01/47)	723	773,575
Southern Co. (The) 4.25%, 07/01/36 (Call 01/01/36)	1,322	1,447,270
4.40%, 07/01/46 (Call 01/01/46)	1,255	1,415,086
Southern Power Co. 5.15%, 09/15/41	595	676,682
5.25%, 07/15/43	225	259,027
Series F, 4.95%, 12/15/46 (Call 06/15/46)	170	189,146
Southwestern Electric Power Co. 6.20%, 03/15/40	435	582,435
Series J, 3.90%, 04/01/45 (Call 10/01/44)	820	869,457
Series L, 3.85%, 02/01/48 (Call 08/01/47)	365	385,585
Southwestern Public Service Co. 3.40%, 08/15/46 (Call 02/15/46)	635	658,794
3.70%, 08/15/47 (Call 02/15/47)	345	375,316
3.75%, 06/15/49 (Call 12/15/48)	65	71,705
4.50%, 08/15/41 (Call 02/15/41)	130	154,037
6.00%, 10/01/36	395	505,351
Series 6, 4.40%, 11/15/48 (Call 05/15/48)	450	542,634
State Grid Overseas Investment 2014 Ltd., 4.85%, 05/07/44	1,000	1,269,480

SCHEDULE OF INVESTMENTS	37

Schedule of Investments (unaudited) (continued) October 31, 2019	iShares® Long-Term Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
State Grid Overseas Investment 2016 Ltd., 4.00%, 05/04/47(a)(b)	$540	$616,469
Tampa Electric Co. 3.63%, 06/15/50 (Call 12/15/49)(a)	350	376,805
4.10%, 06/15/42 (Call 12/15/41)	450	500,330
4.20%, 05/15/45 (Call 11/15/44)	350	389,476
4.35%, 05/15/44 (Call 11/15/43)	200	231,045
4.45%, 06/15/49 (Call 12/15/48)	345	414,322
Toledo Edison Co. (The), 6.15%, 05/15/37(a)	375	514,934
Tri-State Generation & Transmission Association Inc. 4.25%, 06/01/46 (Call 12/01/45)	55	61,274
6.00%, 06/15/40(b)	700	944,592
Tucson Electric Power Co., 4.85%, 12/01/48 (Call 06/01/48)	250	311,736
Union Electric Co. 3.25%, 10/01/49 (Call 04/01/49)	250	255,305
3.90%, 09/15/42 (Call 03/15/42)	610	686,170
4.00%, 04/01/48 (Call 10/01/47)	270	309,085
8.45%, 03/15/39	201	338,807
Virginia Electric & Power Co. 4.00%, 01/15/43 (Call 07/15/42)	346	385,261
4.45%, 02/15/44 (Call 08/15/43)	510	603,077
4.60%, 12/01/48 (Call 06/01/48)	605	745,103
6.35%, 11/30/37	25	35,268
8.88%, 11/15/38	300	507,307
Series A, 6.00%, 05/15/37	100	134,576
Series B, 3.80%, 09/15/47 (Call 03/15/47)	450	492,920
Series B, 4.20%, 05/15/45 (Call 11/15/44)	7	8,052
Series B, 6.00%, 01/15/36	250	333,996
Series C, 4.00%, 11/15/46 (Call 05/15/46)	585	656,303
Series D, 4.65%, 08/15/43 (Call 02/15/43)	231	281,380
Westar Energy Inc. 3.25%, 09/01/49 (Call 03/01/49)	375	379,218
4.10%, 04/01/43 (Call 10/01/42)	205	231,435
4.13%, 03/01/42 (Call 09/01/41)(a)	425	478,380
4.25%, 12/01/45 (Call 06/01/45)	380	441,942
4.63%, 09/01/43 (Call 03/01/43)	245	295,231
Wisconsin Electric Power Co. 4.30%, 10/15/48 (Call 04/15/48)(a)	385	462,205
5.70%, 12/01/36	5	6,732
Wisconsin Power & Light Co., 6.38%, 08/15/37	380	541,430
Wisconsin Public Service Corp. 3.30%, 09/01/49 (Call 03/01/49)	1,370	1,416,434
4.75%, 11/01/44 (Call 05/01/44)	215	266,181
Xcel Energy Inc. 4.80%, 09/15/41 (Call 03/15/41)	279	321,748
6.50%, 07/01/36	225	306,273

		220,077,482

Electrical Components & Equipment — 0.0%
Emerson Electric Co., 6.00%, 08/15/32	400	538,508

Electronics — 0.1%
Fortive Corp., 4.30%, 06/15/46 (Call 12/15/45)	759	799,040
Honeywell International Inc., 3.81%, 11/21/47 (Call 05/21/47)	425	490,770
Tyco Electronics Group SA, 7.13%, 10/01/37	200	287,533

		1,577,343

Engineering & Construction — 0.2%
Aeropuerto Internacional de Tocumen SA, 6.00%, 11/18/48 (Call 11/18/47)	1,050	1,305,150

Security	Par (000)	Value

Engineering & Construction (continued)
Mexico City Airport Trust 5.50%, 10/31/46 (Call 04/30/46)(b)	$400	$401,875
5.50%, 07/31/47 (Call 01/31/47)(b)	1,733	1,735,946

		3,442,971

Environmental Control — 0.2%
Republic Services Inc., 5.70%, 05/15/41 (Call 11/15/40)	40	53,354
Waste Management Inc. 3.90%, 03/01/35 (Call 09/01/34)	300	333,443
4.00%, 07/15/39 (Call 01/15/39)(a)	850	967,772
4.10%, 03/01/45 (Call 09/01/44)	550	636,140
4.15%, 07/15/49 (Call 01/15/49)	855	992,331

		2,983,040

Food — 2.2%
Campbell Soup Co. 3.80%, 08/02/42	486	479,492
4.80%, 03/15/48 (Call 09/15/47)(a)	685	777,539
Conagra Brands Inc. 5.30%, 11/01/38 (Call 05/01/38)	1,066	1,250,308
5.40%, 11/01/48 (Call 05/01/48)	1,030	1,220,315
8.25%, 09/15/30	520	726,430
General Mills Inc. 4.15%, 02/15/43 (Call 08/15/42)	30	32,395
4.55%, 04/17/38 (Call 10/17/37)	580	666,613
4.70%, 04/17/48 (Call 10/17/47)(a)	435	512,543
5.40%, 06/15/40	425	526,877
Grupo Bimbo SAB de CV 4.00%, 09/06/49	500	478,495
4.70%, 11/10/47 (Call 05/10/47)(b)	200	214,313
Hershey Co. (The) 3.13%, 11/15/49 (Call 05/15/49)	250	255,033
3.38%, 08/15/46 (Call 02/15/46)	200	213,821
Ingredion Inc., 6.63%, 04/15/37	200	260,321
JM Smucker Co. (The) 4.25%, 03/15/35	695	750,845
4.38%, 03/15/45	440	488,044
Kellogg Co. 4.50%, 04/01/46(a)	380	426,440
Series B, 7.45%, 04/01/31	831	1,157,168
Koninklijke Ahold Delhaize NV, 5.70%, 10/01/40	252	309,313
Kraft Heinz Foods Co. 3.75%, 04/01/30 (Call 01/01/30)(b)	500	511,036
4.38%, 06/01/46 (Call 12/01/45)	2,104	2,055,683
4.63%, 10/01/39 (Call 04/01/39)(b)	390	398,495
5.00%, 07/15/35 (Call 01/15/35)	1,050	1,140,772
5.00%, 06/04/42	1,230	1,288,066
5.20%, 07/15/45 (Call 01/15/45)	1,452	1,543,542
6.50%, 02/09/40	935	1,150,547
6.75%, 03/15/32	525	654,814
6.88%, 01/26/39	1,035	1,285,390
Kroger Co. (The) 3.88%, 10/15/46 (Call 04/15/46)	640	608,255
4.45%, 02/01/47 (Call 08/01/46)(a)	645	667,336
4.65%, 01/15/48 (Call 07/15/47)	380	405,758
5.00%, 04/15/42 (Call 10/15/41)	375	408,463
5.15%, 08/01/43 (Call 02/01/43)	195	218,467
5.40%, 07/15/40 (Call 01/15/40)(a)	545	617,244
5.40%, 01/15/49 (Call 07/15/48)	265	314,520
6.90%, 04/15/38	265	355,615
7.50%, 04/01/31	305	424,252

38	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2019	iShares® Long-Term Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Food (continued)
Mars Inc.
3.20%, 04/01/30 (Call 01/01/30)(a)(b)	$275	$296,432
3.60%, 04/01/34 (Call 01/01/34)(b)	95	106,304
3.88%, 04/01/39 (Call 10/01/38)(b)	625	701,184
3.95%, 04/01/44 (Call 10/01/43)(b)	675	767,702
3.95%, 04/01/49 (Call 10/01/48)(a)(b)	775	892,720
4.13%, 04/01/54 (Call 10/01/53)(b)	475	547,711
4.20%, 04/01/59 (Call 10/01/58)(b)	675	785,149
McCormick & Co. Inc./MD, 4.20%, 08/15/47 (Call 02/15/47)	315	353,427
Mondelez International Inc., 4.63%, 05/07/48 (Call 11/07/47)	625	719,428
Nestle Holdings Inc.
3.90%, 09/24/38 (Call 03/24/38)(a)(b)	1,555	1,782,298
4.00%, 09/24/48 (Call 03/24/48)(a)(b)	1,500	1,766,862
Sysco Corp.
4.45%, 03/15/48 (Call 09/15/47)(a)	635	746,219
4.50%, 04/01/46 (Call 10/01/45)	506	594,993
4.85%, 10/01/45 (Call 04/01/45)	360	440,951
5.38%, 09/21/35	225	283,508
Tesco PLC, 6.15%, 11/15/37(b)	700	804,957
Tyson Foods Inc.
4.55%, 06/02/47 (Call 12/02/46)	405	463,406
4.88%, 08/15/34 (Call 02/15/34)	430	515,081
5.10%, 09/28/48 (Call 03/28/48)	1,539	1,888,605
5.15%, 08/15/44 (Call 02/15/44)	810	990,031

		40,241,528

Forest Products & Paper — 0.5%
Celulosa Arauco y Constitucion SA
5.50%, 11/02/47 (Call 05/02/47)(a)	200	213,375
5.50%, 04/30/49 (Call 10/30/48)	500	527,758
Domtar Corp.
6.25%, 09/01/42	200	217,226
6.75%, 02/15/44 (Call 08/15/43)	360	406,441
Georgia-Pacific LLC
7.75%, 11/15/29	275	394,988
8.88%, 05/15/31	449	710,767
International Paper Co.
4.35%, 08/15/48 (Call 02/15/48)(a)	930	964,833
4.40%, 08/15/47 (Call 02/15/47)	1,090	1,131,781
4.80%, 06/15/44 (Call 12/15/43)	816	885,209
5.00%, 09/15/35 (Call 03/15/35)	415	481,091
5.15%, 05/15/46 (Call 11/15/45)	495	562,884
6.00%, 11/15/41 (Call 05/15/41)	385	475,519
7.30%, 11/15/39	485	665,204
8.70%, 06/15/38	75	111,047
Stora Enso OYJ, 7.25%, 04/15/36(b)	470	564,000
Suzano Austria GmbH
5.00%, 01/15/30 (Call 10/15/29)	400	412,000
7.00%, 03/16/47 (Call 09/16/46)(b)	900	1,046,250

		9,770,373

Gas — 1.2%
Atmos Energy Corp.
3.38%, 09/15/49 (Call 03/15/49)	815	849,485
4.13%, 10/15/44 (Call 04/15/44)	565	656,739
4.13%, 03/15/49 (Call 09/15/48)	285	335,581
4.15%, 01/15/43 (Call 07/15/42)	290	329,966
4.30%, 10/01/48 (Call 04/01/48)	400	480,598
5.50%, 06/15/41 (Call 12/15/40)	190	248,934

Security	Par (000)	Value

Gas (continued)
Brooklyn Union Gas Co. (The)
4.27%, 03/15/48 (Call 09/15/47)(b)	$1,225	$1,430,840
4.49%, 03/04/49 (Call 09/04/48)(a)(b)	1,325	1,598,154
CenterPoint Energy Resources Corp.
4.10%, 09/01/47 (Call 03/01/47)	230	248,359
5.85%, 01/15/41 (Call 07/15/40)	235	304,756
Centrica PLC, 5.38%, 10/16/43 (Call 04/16/43)(b)	250	294,636
Dominion Energy Gas Holdings LLC
4.60%, 12/15/44 (Call 06/15/44)(a)	890	1,058,264
4.80%, 11/01/43 (Call 05/01/43)	115	139,155
KeySpan Gas East Corp., 5.82%, 04/01/41(b)	250	335,274
Korea Gas Corp., 6.25%, 01/20/42(b)	640	972,000
Nakilat Inc., 6.07%, 12/31/33(a)(b)	650	791,172
NiSource Inc.
3.95%, 03/30/48 (Call 09/30/47)	370	396,112
4.38%, 05/15/47 (Call 11/15/46)	505	570,134
4.80%, 02/15/44 (Call 08/15/43)	903	1,059,794
5.25%, 02/15/43 (Call 08/15/42)	572	697,220
5.65%, 02/01/45 (Call 08/01/44)	561	726,539
5.80%, 02/01/42 (Call 08/01/41)	150	189,098
5.95%, 06/15/41 (Call 12/15/40)	310	392,526
ONE Gas Inc.
4.50%, 11/01/48 (Call 05/01/48)	405	492,297
4.66%, 02/01/44 (Call 08/01/43)	485	587,961
Piedmont Natural Gas Co. Inc.
3.64%, 11/01/46 (Call 05/01/46)	70	71,733
4.10%, 09/18/34 (Call 03/18/34)	100	112,808
4.65%, 08/01/43 (Call 02/01/43)	153	178,046
Southern California Gas Co.
3.75%, 09/15/42 (Call 03/15/42)	180	192,014
3.95%, 02/15/50 (Call 08/15/49)	575	643,898
4.45%, 03/15/44 (Call 09/15/43)	470	534,921
5.13%, 11/15/40	80	98,779
Series UU, 4.13%, 06/01/48 (Call 12/01/47)	105	120,642
Series VV, 4.30%, 01/15/49 (Call 07/15/48)	210	247,481
Southern Co. Gas Capital Corp.
3.95%, 10/01/46 (Call 04/01/46)	250	263,784
4.40%, 06/01/43 (Call 12/01/42)	316	352,908
4.40%, 05/30/47 (Call 11/30/46)	170	190,641
5.88%, 03/15/41 (Call 09/15/40)	867	1,121,204
6.00%, 10/01/34	400	518,196
Southwest Gas Corp.
3.80%, 09/29/46 (Call 03/29/46)	160	167,358
4.15%, 06/01/49 (Call 12/01/48)(a)	325	362,316
Spire Inc., 4.70%, 08/15/44 (Call 02/15/44)	100	116,053
Washington Gas Light Co.
3.65%, 09/15/49 (Call 03/15/49)	500	516,104
Series K, 3.80%, 09/15/46 (Call 03/15/46)	175	182,574

		21,177,054

Hand & Machine Tools — 0.1%
Snap-on Inc., 4.10%, 03/01/48 (Call 09/01/47)	450	521,780
Stanley Black & Decker Inc.
4.85%, 11/15/48 (Call 05/15/48)	150	189,010
5.20%, 09/01/40	235	291,763

		1,002,553

Health Care – Products — 1.5%
Abbott Laboratories
4.75%, 11/30/36 (Call 05/30/36)	2,260	2,777,677
4.75%, 04/15/43 (Call 10/15/42)	740	901,853

SCHEDULE OF INVESTMENTS	39

Schedule of Investments (unaudited) (continued) October 31, 2019	iShares® Long-Term Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health Care – Products (continued)
4.90%, 11/30/46 (Call 05/30/46)	$3,115	$3,980,798
5.30%, 05/27/40	310	400,646
6.00%, 04/01/39	200	278,165
Alcon Finance Corp., 3.80%, 09/23/49 (Call 03/23/49)	200	208,060
Baxter International Inc., 3.50%, 08/15/46 (Call 02/15/46)	1,278	1,275,234
Becton Dickinson and Co.
4.67%, 06/06/47 (Call 12/06/46)	1,515	1,822,178
4.69%, 12/15/44 (Call 06/15/44)	929	1,093,674
Boston Scientific Corp.
4.55%, 03/01/39 (Call 09/01/38)(a)	565	667,079
4.70%, 03/01/49 (Call 09/01/48)	1,175	1,428,457
7.00%, 11/15/35	130	182,406
7.38%, 01/15/40	220	335,318
Danaher Corp., 4.38%, 09/15/45 (Call 03/15/45)	455	535,143
DH Europe Finance II Sarl, 3.40%, 11/15/49 (Call 05/15/49)	95	96,977
Koninklijke Philips NV, 5.00%, 03/15/42(a)	1,035	1,248,650
Medtronic Inc.
4.38%, 03/15/35	1,715	2,046,613
4.63%, 03/15/45	2,346	3,012,860
Stryker Corp.
4.10%, 04/01/43 (Call 10/01/42)	475	527,444
4.38%, 05/15/44 (Call 11/15/43)(a)	200	230,413
4.63%, 03/15/46 (Call 09/15/45)	965	1,179,805
Thermo Fisher Scientific Inc.
4.10%, 08/15/47 (Call 02/15/47)	856	981,265
5.30%, 02/01/44 (Call 08/01/43)	597	767,438
Zimmer Biomet Holdings Inc.
4.25%, 08/15/35 (Call 02/15/35)	465	468,293
4.45%, 08/15/45 (Call 02/15/45)	315	336,165
5.75%, 11/30/39	200	239,266

		27,021,877

Health Care – Services — 2.5%
Advocate Health & Hospitals Corp., 4.27%, 08/15/48 (Call 02/15/48)	75	89,320
Aetna Inc.
3.88%, 08/15/47 (Call 02/15/47)	405	392,202
4.13%, 11/15/42 (Call 05/15/42)	750	756,734
4.50%, 05/15/42 (Call 11/15/41)	935	996,818
4.75%, 03/15/44 (Call 09/15/43)	580	635,735
6.63%, 06/15/36	365	479,382
6.75%, 12/15/37	410	547,693
Anthem Inc.
4.38%, 12/01/47 (Call 06/01/47)	495	530,680
4.55%, 03/01/48 (Call 09/01/47)	780	857,322
4.63%, 05/15/42	857	945,210
4.65%, 01/15/43	1,029	1,141,530
4.65%, 08/15/44 (Call 02/15/44)	590	649,883
4.85%, 08/15/54 (Call 02/15/54)	275	305,678
5.10%, 01/15/44	1,475	1,710,773
Ascension Health
3.95%, 11/15/46	1,148	1,323,158
4.85%, 11/15/53	146	193,587
Baylor Scott & White Holdings
3.97%, 11/15/46 (Call 05/15/46)	350	391,227
4.19%, 11/15/45 (Call 05/15/45)	201	236,001
CommonSpirit Health
3.82%, 10/01/49 (Call 04/01/49)	525	525,244
4.19%, 10/01/49 (Call 04/01/49)	720	737,605
4.35%, 11/01/42	640	675,096

Security	Par (000)	Value

Health Care – Services (continued)
Dartmouth-Hitchcock Health, Series B, 4.18%, 08/01/48 (Call 02/01/48)	$230	$262,962
Dignity Health
4.50%, 11/01/42	180	193,342
5.27%, 11/01/64	115	137,386
Hackensack Meridian Health Inc., 4.21%, 07/01/48 (Call 01/01/48)	75	87,933
HCA Inc.
5.13%, 06/15/39 (Call 12/15/38)	1,745	1,916,494
5.25%, 06/15/49 (Call 12/15/48)	1,100	1,217,293
5.50%, 06/15/47 (Call 12/15/46)	975	1,115,270
Humana Inc.
3.95%, 08/15/49 (Call 02/15/49)	680	697,445
4.63%, 12/01/42 (Call 06/01/42)(a)	685	749,835
4.80%, 03/15/47 (Call 09/15/46)	215	245,398
4.95%, 10/01/44 (Call 04/01/44)	460	525,965
8.15%, 06/15/38	100	147,662
Indiana University Health Inc. Obligated Group, 3.97%, 11/01/48 (Call 05/01/48)	100	118,105
Johns Hopkins Health System Corp. (The), 3.84%, 05/15/46	60	67,493
Kaiser Foundation Hospitals
4.15%, 05/01/47 (Call 11/01/46)	1,658	1,948,490
4.88%, 04/01/42	100	127,644
Laboratory Corp. of America Holdings, 4.70%, 02/01/45 (Call 08/01/44)	720	803,444
Mayo Clinic, Series 2013, 4.00%, 11/15/47	11	12,758
McLaren Health Care Corp., Series A, 4.39%, 05/15/48 (Call 11/15/47)	25	29,246
Memorial Sloan-Kettering Cancer Center
4.13%, 07/01/52	325	387,885
Series 2015, 4.20%, 07/01/55	400	481,439
Montefiore Obligated Group, Series 18-C, 5.25%, 11/01/48	195	224,175
Mount Sinai Hospitals Group Inc., Series 2017, 3.98%, 07/01/48(a)	205	218,573
New York and Presbyterian Hospital (The)
4.02%, 08/01/45	51	58,747
4.06%, 08/01/56	450	516,001
Northwell Healthcare Inc.
3.98%, 11/01/46 (Call 11/01/45)	880	943,260
4.26%, 11/01/47 (Call 11/01/46)	460	509,019
Ochsner Clinic Foundation, 5.90%, 05/15/45 (Call 11/15/44)	75	103,282
Providence St Joseph Health Obligated Group, Series I, 3.74%, 10/01/47	250	275,769
Quest Diagnostics Inc., 4.70%, 03/30/45 (Call 09/30/44)	197	220,489
Roche Holdings Inc., 4.00%, 11/28/44 (Call 05/28/44)(b)	200	235,681
Southern Baptist Hospital of Florida Inc., 4.86%, 07/15/45 (Call 01/15/45)	25	31,079
Stanford Health Care, Series 2018, 3.80%, 11/15/48 (Call 05/15/48)	375	424,494
Sutter Health, Series 2018, 4.09%, 08/15/48 (Call 02/15/48)	185	210,811
Texas Health Resources, 4.33%, 11/15/55	9	10,971
Toledo Hospital (The)
5.75%, 11/15/38 (Call 11/15/28)	165	192,576
6.02%, 11/15/48(a)	525	615,033
UnitedHealth Group Inc.
3.70%, 08/15/49 (Call 02/15/49)(a)	1,060	1,115,682

40	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2019	iShares® Long-Term Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health Care – Services (continued)
3.75%, 10/15/47 (Call 04/15/47)(a)	$765	$812,883
3.88%, 08/15/59 (Call 02/15/59)	1,440	1,524,073
3.95%, 10/15/42 (Call 04/15/42)	617	673,695
4.20%, 01/15/47 (Call 07/15/46)	480	542,312
4.25%, 03/15/43 (Call 09/15/42)	940	1,064,616
4.25%, 04/15/47 (Call 10/15/46)	430	492,223
4.25%, 06/15/48 (Call 12/15/47)	1,132	1,302,795
4.38%, 03/15/42 (Call 09/15/41)	350	401,347
4.45%, 12/15/48 (Call 06/15/48)	680	802,530
4.63%, 07/15/35(a)	1,549	1,876,311
4.63%, 11/15/41 (Call 05/15/41)	300	355,547
4.75%, 07/15/45	1,135	1,386,542
5.70%, 10/15/40 (Call 04/15/40)	260	345,436
5.80%, 03/15/36	390	518,325
5.95%, 02/15/41 (Call 08/15/40)	350	473,879
6.50%, 06/15/37	400	574,790
6.63%, 11/15/37	386	560,971
6.88%, 02/15/38(a)	893	1,325,369
Willis-Knighton Medical Center, Series 2018, 4.81%, 09/01/48 (Call 03/01/48)	100	124,318

		46,457,971

Holding Companies – Diversified — 0.1%
CK Hutchison International 19 II Ltd., 3.38%, 09/06/49 (Call 03/06/49)(b)	1,000	997,339
Hutchison Whampoa International Ltd., 7.45%, 11/24/33(b)	175	259,080
PTT Treasury Center Co. Ltd., 5.88%, 08/03/35	600	754,421

		2,010,840

Home Furnishings — 0.1%
Whirlpool Corp. 4.50%, 06/01/46 (Call 12/01/45)(a)	660	686,927
5.15%, 03/01/43(a)	200	220,827

		907,754

Household Products & Wares — 0.1%
Kimberly-Clark Corp. 3.20%, 07/30/46 (Call 01/30/46)	725	735,213
3.90%, 05/04/47 (Call 11/04/46)	310	354,669
5.30%, 03/01/41	31	40,937
6.63%, 08/01/37(a)	330	490,193
SC Johnson & Son Inc., 4.75%, 10/15/46 (Call 04/16/46)(b)	775	954,216

		2,575,228

Housewares — 0.1%
Newell Brands Inc. 5.38%, 04/01/36 (Call 10/01/35)	625	665,696
5.50%, 04/01/46 (Call 10/01/45)	518	552,710

		1,218,406

Insurance — 5.2%
ACE Capital Trust II, Series N, 9.70%, 04/01/30	100	149,000
Aflac Inc. 4.00%, 10/15/46 (Call 04/15/46)	345	382,144
4.75%, 01/15/49 (Call 07/15/48)	635	789,433
6.45%, 08/15/40	120	171,675
AIA Group Ltd., 4.50%, 03/16/46 (Call 09/16/45)(b)	200	238,703
AIG SunAmerica Global Financing X, 6.90%, 03/15/32(b)	385	542,063
Alleghany Corp., 4.90%, 09/15/44 (Call 03/15/44)	140	164,318
Allstate Corp. (The) 3.85%, 08/10/49 (Call 02/10/49)(a)	745	830,463
4.20%, 12/15/46 (Call 06/15/46)	525	614,699
4.50%, 06/15/43	585	704,233

Security	Par (000)	Value

Insurance (continued)
5.35%, 06/01/33(a)	$388	$491,683
5.55%, 05/09/35	376	487,373
5.95%, 04/01/36(a)	150	202,940
6.50%, 05/15/67 (Call 05/15/37)(c)(d)	195	240,805
American Financial Group Inc./OH, 4.50%, 06/15/47 (Call 12/15/46)	340	375,519
American International Group Inc. 3.88%, 01/15/35 (Call 07/15/34)	1,456	1,533,114
4.38%, 01/15/55 (Call 07/15/54)	940	1,011,074
4.50%, 07/16/44 (Call 01/16/44)	1,188	1,330,407
4.70%, 07/10/35 (Call 01/10/35)	325	373,106
4.75%, 04/01/48 (Call 10/01/47)	1,015	1,196,264
4.80%, 07/10/45 (Call 01/10/45)	1,495	1,752,958
6.25%, 05/01/36	380	500,319
8.18%, 05/15/68 (Call 05/15/38)(a)(c)(d)	170	227,800
Aon Corp., 6.25%, 09/30/40	325	444,391
Aon PLC 4.60%, 06/14/44 (Call 03/14/44)	710	824,311
4.75%, 05/15/45 (Call 11/15/44)	411	488,725
Arch Capital Finance LLC, 5.03%, 12/15/46 (Call 06/15/46)	245	308,819
Arch Capital Group Ltd., 7.35%, 05/01/34	270	390,249
Arch Capital Group U.S. Inc., 5.14%, 11/01/43	390	486,413
Assurant Inc., 6.75%, 02/15/34	48	58,857
AXA Equitable Holdings Inc., 5.00%, 04/20/48 (Call 10/20/47)	1,090	1,175,241
AXA SA, 8.60%, 12/15/30(a)	950	1,378,640
AXIS Specialty Finance PLC, 5.15%, 04/01/45(a)	125	139,765
Berkshire Hathaway Finance Corp. 4.20%, 08/15/48 (Call 02/15/48)	1,710	2,012,126
4.25%, 01/15/49 (Call 07/15/48)	1,532	1,826,399
4.30%, 05/15/43	778	916,993
4.40%, 05/15/42	1,100	1,309,676
5.75%, 01/15/40(a)	545	769,668
Berkshire Hathaway Inc., 4.50%, 02/11/43	705	857,208
Brighthouse Financial Inc., 4.70%, 06/22/47 (Call 12/22/46)	1,014	902,133
Chubb Corp. (The), 6.00%, 05/11/37	210	287,535
Chubb INA Holdings Inc. 4.15%, 03/13/43	250	294,079
4.35%, 11/03/45 (Call 05/03/45)	860	1,058,021
Everest Reinsurance Holdings Inc., 4.87%, 06/01/44	240	273,370
Farmers Exchange Capital III, 5.45%, 10/15/54 (Call 10/15/34)(b)(c)(d)	340	391,513
Farmers Insurance Exchange, 4.75%, 11/01/57 (Call 11/01/37)(b)(c)(d)	300	307,854
Great-West Lifeco Finance 2018 LP, 4.58%, 05/17/48 (Call 11/17/47)(b)	1,000	1,187,654
Guardian Life Insurance Co. of America (The) 4.85%, 01/24/77(b)	450	572,194
4.88%, 06/19/64(b)	240	304,759
Harborwalk Funding Trust, 5.08%, 02/15/69 (Call 02/15/49)(a)(b)(c)(d)	590	715,847
Hartford Financial Services Group Inc. (The) 3.60%, 08/19/49 (Call 02/19/49)(a)	510	520,827
4.30%, 04/15/43	104	117,704
4.40%, 03/15/48 (Call 09/15/47)	465	541,483
5.95%, 10/15/36	303	397,233
6.10%, 10/01/41(a)	300	407,622
6.63%, 03/30/40	455	634,421

SCHEDULE OF INVESTMENTS	41

Schedule of Investments (unaudited) (continued) October 31, 2019	iShares® Long-Term Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Insurance (continued)
Liberty Mutual Group Inc. 3.95%, 10/15/50 (Call 04/15/50)	$1,935	$1,999,131
4.50%, 06/15/49 (Call 12/15/48)(a)(b)	667	747,268
Liberty Mutual Insurance Co., 7.70%, 10/15/97(b)	70	103,500
Lincoln National Corp. 4.35%, 03/01/48 (Call 09/01/47)(a)	800	881,696
6.30%, 10/09/37	116	153,028
7.00%, 06/15/40	825	1,186,170
Loews Corp. 4.13%, 05/15/43 (Call 11/15/42)	275	300,932
6.00%, 02/01/35	150	197,057
Manulife Financial Corp., 5.38%, 03/04/46(a)	800	1,063,168
Markel Corp. 4.15%, 09/17/50 (Call 03/17/50)	525	536,720
4.30%, 11/01/47 (Call 05/01/47)	170	179,868
5.00%, 04/05/46	745	862,191
5.00%, 05/20/49 (Call 11/20/48)(a)	325	377,407
Marsh & McLennan Companies Inc. 4.20%, 03/01/48 (Call 09/01/47)(a)	385	435,341
4.35%, 01/30/47 (Call 07/30/46)	707	818,648
4.75%, 03/15/39 (Call 09/15/38)	75	91,017
4.90%, 03/15/49 (Call 09/15/48)	815	1,024,500
5.88%, 08/01/33	75	97,011
Massachusetts Mutual Life Insurance Co. 3.73%, 10/15/70(a)(b)	1,181	1,169,065
4.90%, 04/01/77(b)	105	130,608
MetLife Capital Trust IV, 7.88%, 12/15/67 (Call 12/15/32)(b)	155	205,762
MetLife Inc. 4.05%, 03/01/45(a)	1,141	1,293,031
4.13%, 08/13/42	916	1,049,022
4.60%, 05/13/46 (Call 11/13/45)	455	560,532
4.88%, 11/13/43	960	1,196,386
5.70%, 06/15/35	825	1,111,998
5.88%, 02/06/41	725	991,655
6.38%, 06/15/34	510	729,079
6.40%, 12/15/66 (Call 12/15/31)	1,103	1,339,715
6.50%, 12/15/32	550	770,054
9.25%, 04/08/38 (Call 04/08/33)(b)	125	182,264
10.75%, 08/01/69 (Call 08/01/34)	126	207,212
Series N, 4.72%, 12/15/44	820	1,005,283
Mutual of Omaha Insurance Co., 6.80%, 06/15/36(b)	75	98,965
Nationwide Financial Services Inc., 5.30%, 11/18/44(b)	300	353,730
Nationwide Mutual Insurance Co. 4.95%, 04/22/44	1,000	1,160,187
8.25%, 12/01/31(b)	200	295,304
9.38%, 08/15/39(b)	435	752,399
New York Life Insurance Co. 4.45%, 05/15/69 (Call 11/15/68)(b)	275	327,120
5.88%, 05/15/33(b)	1,410	1,888,325
6.75%, 11/15/39(b)	1,070	1,593,371
Northwestern Mutual Life Insurance Co. (The) 3.63%, 09/30/59 (Call 03/30/59)(b)	1,624	1,681,642
3.85%, 09/30/47 (Call 03/30/47)(b)	700	755,918
Ohio National Financial Services Inc., 6.63%, 05/01/31(b)	150	169,950
Ohio National Life Insurance Co. (The), 6.88%, 06/15/42(b)	300	341,401
Pacific Life Insurance Co., 4.30%, 10/24/67 (Call 10/24/47)(b)(c)(d)	1,000	1,048,480

Security	Par (000)	Value

Insurance (continued)
Principal Financial Group Inc. 4.30%, 11/15/46 (Call 05/15/46)(a)	$103	$115,273
4.35%, 05/15/43	325	361,977
4.63%, 09/15/42	40	46,051
6.05%, 10/15/36	191	250,806
Progressive Corp. (The) 3.70%, 01/26/45	185	200,128
4.13%, 04/15/47 (Call 10/15/46)	618	723,542
4.20%, 03/15/48 (Call 09/15/47)	940	1,111,822
4.35%, 04/25/44	171	203,430
6.25%, 12/01/32	220	306,631
Prudential Financial Inc. 3.70%, 03/13/51 (Call 09/13/50)	25	26,184
3.91%, 12/07/47 (Call 06/07/47)	859	927,011
3.94%, 12/07/49 (Call 06/07/49)	1,130	1,235,219
4.35%, 02/25/50 (Call 08/25/49)	1,209	1,397,409
4.42%, 03/27/48 (Call 09/27/47)(a)	475	553,398
4.60%, 05/15/44	1,080	1,276,308
5.70%, 12/14/36	760	1,006,447
6.63%, 06/21/40	150	216,608
Series D, 6.63%, 12/01/37(a)	65	92,312
Securian Financial Group Inc., 4.80%, 04/15/48(b)	315	371,085
Selective Insurance Group Inc., 5.38%, 03/01/49 (Call 09/01/48)	230	267,511
Teachers Insurance & Annuity Association of America 4.27%, 05/15/47 (Call 11/15/46)(a)(b)	2,710	3,137,218
4.90%, 09/15/44(b)	826	1,038,224
6.85%, 12/16/39(b)	60	89,023
Transatlantic Holdings Inc., 8.00%, 11/30/39	230	342,680
Travelers Companies Inc. (The) 3.75%, 05/15/46 (Call 11/15/45)	515	575,774
4.00%, 05/30/47 (Call 11/30/46)(a)	207	239,030
4.05%, 03/07/48 (Call 09/07/47)	475	554,137
4.10%, 03/04/49 (Call 09/04/48)(a)	565	666,454
4.30%, 08/25/45 (Call 02/25/45)	390	470,039
4.60%, 08/01/43	91	112,591
5.35%, 11/01/40	813	1,084,584
6.25%, 06/15/37	700	1,002,513
6.75%, 06/20/36	550	806,720
Travelers Property Casualty Corp., 6.38%, 03/15/33	390	547,654
Unum Group 4.50%, 12/15/49 (Call 06/15/49)	200	192,948
5.75%, 08/15/42	360	406,961
Voya Financial Inc. 4.80%, 06/15/46	100	114,426
5.70%, 07/15/43	530	672,229
Western & Southern Financial Group Inc., 5.75%, 07/15/33(b)	200	256,925
Western & Southern Life Insurance Co. (The), 5.15%, 01/15/49 (Call 07/15/48)(a)(b)	150	184,474
Willis North America Inc. 3.88%, 09/15/49 (Call 03/15/49)(a)	195	193,220
5.05%, 09/15/48 (Call 03/15/48)	680	795,442
WR Berkley Corp., 4.75%, 08/01/44	210	238,889
XLIT Ltd., 5.50%, 03/31/45(a)	661	848,063

		95,334,304

Internet — 0.9%
Alibaba Group Holding Ltd. 4.00%, 12/06/37 (Call 06/06/37)	1,115	1,197,293
4.20%, 12/06/47 (Call 06/06/47)	1,050	1,178,803

42	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2019	iShares® Long-Term Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Internet (continued)
4.40%, 12/06/57 (Call 06/06/57)	$435	$497,853
4.50%, 11/28/34 (Call 05/28/34)	625	713,156
Amazon.com Inc. 3.88%, 08/22/37 (Call 02/22/37)	2,377	2,702,791
4.05%, 08/22/47 (Call 02/22/47)	3,003	3,569,809
4.25%, 08/22/57 (Call 02/22/57)	1,240	1,518,367
4.80%, 12/05/34 (Call 06/05/34)	1,785	2,228,427
4.95%, 12/05/44 (Call 06/05/44)	1,105	1,444,669
eBay Inc., 4.00%, 07/15/42 (Call 01/15/42)	857	820,395
Expedia Group Inc., 3.25%, 02/15/30 (Call 11/15/29)(b)	165	165,112
Tencent Holdings Ltd. 3.93%, 01/19/38 (Call 07/19/37)(b)	875	931,263
4.53%, 04/11/49 (Call 10/11/48)(a)(b)	200	236,528

		17,204,466

Iron & Steel — 0.3%
ArcelorMittal 6.75%, 03/01/41	560	666,294
7.00%, 10/15/39	440	537,947
Nucor Corp. 4.40%, 05/01/48 (Call 11/01/47)	325	374,980
5.20%, 08/01/43 (Call 02/01/43)	719	901,730
6.40%, 12/01/37	380	522,086
Vale Overseas Ltd. 6.88%, 11/21/36	1,000	1,263,875
6.88%, 11/10/39	1,270	1,623,616
Vale SA, 5.63%, 09/11/42	405	458,916

		6,349,444

Leisure Time — 0.0%
Harley-Davidson Inc., 4.63%, 07/28/45 (Call 01/28/45)	225	233,706

Lodging — 0.0%
Marriott International Inc./MD, 4.50%, 10/01/34 (Call 04/01/34)	245	272,412

Machinery — 0.5%
ABB Finance USA Inc., 4.38%, 05/08/42	412	500,028
Caterpillar Inc. 3.25%, 09/19/49 (Call 03/19/49)	455	464,108
3.80%, 08/15/42	1,250	1,398,506
4.30%, 05/15/44 (Call 11/15/43)	460	551,742
4.75%, 05/15/64 (Call 11/15/63)	740	924,428
5.20%, 05/27/41	595	779,254
5.30%, 09/15/35	86	109,443
6.05%, 08/15/36(a)	111	152,599
Crane Co., 4.20%, 03/15/48 (Call 09/15/47)	45	46,320
Cummins Inc., 4.88%, 10/01/43 (Call 04/01/43)	305	384,054
Deere & Co. 2.88%, 09/07/49 (Call 03/07/49)	305	293,209
3.90%, 06/09/42 (Call 12/09/41)	1,713	1,952,312
7.13%, 03/03/31	188	268,026
Dover Corp., 5.38%, 03/01/41 (Call 12/01/40)	460	573,422
Rockwell Automation Inc., 4.20%, 03/01/49
(Call 09/01/48)	779	930,218
Xylem Inc./NY, 4.38%, 11/01/46 (Call 05/01/46)	225	250,762

		9,578,431

Manufacturing — 1.4%
3M Co. 3.13%, 09/19/46 (Call 03/19/46)	1,050	1,047,000
3.25%, 08/26/49 (Call 02/26/49)	665	672,939
3.63%, 10/15/47 (Call 04/15/47)(a)	911	984,297

Security	Par (000)	Value

Manufacturing (continued)
3.88%, 06/15/44	$150	$165,057
4.00%, 09/14/48 (Call 03/14/48)(a)	543	616,091
5.70%, 03/15/37	215	289,710
Eaton Corp. 4.00%, 11/02/32	1,050	1,207,795
4.15%, 11/02/42	865	968,853
General Electric Co. 4.13%, 10/09/42	202	206,189
4.50%, 03/11/44	175	189,659
5.88%, 01/14/38	1,913	2,289,472
6.15%, 08/07/37	1,219	1,499,064
6.88%, 01/10/39	1,345	1,780,652
Series A, 6.75%, 03/15/32	2,270	2,891,504
Illinois Tool Works Inc. 3.90%, 09/01/42 (Call 03/01/42)	1,495	1,744,949
4.88%, 09/15/41 (Call 03/15/41)(a)	200	258,237
Ingersoll-Rand Global Holding Co. Ltd. 4.30%, 02/21/48 (Call 08/21/47)	125	138,005
5.75%, 06/15/43	575	737,107
Ingersoll-Rand Luxembourg Finance SA 4.50%, 03/21/49 (Call 09/21/48)	405	461,841
4.65%, 11/01/44 (Call 05/01/44)	165	188,147
Parker-Hannifin Corp. 4.00%, 06/14/49 (Call 12/14/48)	460	497,540
4.10%, 03/01/47 (Call 09/01/46)	270	296,692
4.20%, 11/21/34 (Call 05/21/34)	312	350,969
4.45%, 11/21/44 (Call 05/21/44)	1,060	1,180,490
Series A, 6.25%, 05/15/38	455	607,640
Siemens Financieringsmaatschappij NV 3.30%, 09/15/46(b)	1,160	1,197,484
4.20%, 03/16/47(b)	1,445	1,723,084
4.40%, 05/27/45(b)	663	799,406

		24,989,873

Media — 4.8%
CBS Corp. 4.60%, 01/15/45 (Call 07/15/44)(a)	780	851,295
4.85%, 07/01/42 (Call 01/01/42)	285	316,430
4.90%, 08/15/44 (Call 02/15/44)	560	626,810
5.50%, 05/15/33	325	395,355
5.90%, 10/15/40 (Call 04/15/40)(a)	115	141,160
7.88%, 07/30/30	415	585,193
Charter Communications Operating LLC/Charter Communications Operating Capital 4.80%, 03/01/50 (Call 09/01/49)	500	511,824
5.13%, 07/01/49 (Call 01/01/49)	465	496,754
5.38%, 04/01/38 (Call 10/01/37)	849	956,621
5.38%, 05/01/47 (Call 11/01/46)	2,205	2,422,451
5.75%, 04/01/48 (Call 10/01/47)	2,212	2,542,346
6.38%, 10/23/35 (Call 04/23/35)	1,720	2,114,708
6.48%, 10/23/45 (Call 04/23/45)	2,205	2,711,552
6.83%, 10/23/55 (Call 04/23/55)(a)	430	549,278
Comcast Corp. 3.20%, 07/15/36 (Call 01/15/36)	1,305	1,325,909
3.40%, 07/15/46 (Call 01/15/46)	1,090	1,107,083
3.45%, 02/01/50 (Call 08/01/49)	250	256,526
3.90%, 03/01/38 (Call 09/01/37)	1,083	1,187,273
3.97%, 11/01/47 (Call 05/01/47)	1,800	1,971,786
4.00%, 08/15/47 (Call 02/15/47)	930	1,027,548
4.00%, 03/01/48 (Call 09/01/47)	893	984,000
4.00%, 11/01/49 (Call 05/01/49)	1,660	1,841,102

SCHEDULE OF INVESTMENTS	43

Schedule of Investments (unaudited) (continued) October 31, 2019	iShares® Long-Term Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Media (continued)
4.05%, 11/01/52 (Call 05/01/52)	$1,075	$1,196,215
4.20%, 08/15/34 (Call 02/15/34)	1,001	1,156,595
4.25%, 10/15/30 (Call 07/15/30)	1,505	1,728,499
4.25%, 01/15/33	2,580	2,976,743
4.40%, 08/15/35 (Call 02/15/35)	605	701,219
4.50%, 01/15/43	1,105	1,292,783
4.60%, 10/15/38 (Call 04/15/38)	2,215	2,631,906
4.60%, 08/15/45 (Call 02/15/45)	895	1,072,238
4.65%, 07/15/42	625	746,153
4.70%, 10/15/48 (Call 04/15/48)	2,830	3,484,971
4.75%, 03/01/44	1,100	1,335,965
4.95%, 10/15/58 (Call 04/15/58)	1,135	1,466,119
5.65%, 06/15/35	296	383,441
6.40%, 05/15/38	87	122,856
6.45%, 03/15/37	270	379,057
6.50%, 11/15/35	635	894,976
6.55%, 07/01/39	80	117,312
6.95%, 08/15/37	680	995,924
7.05%, 03/15/33	621	890,458
Cox Communications Inc.
4.60%, 08/15/47 (Call 02/15/47)(b)	865	944,635
4.70%, 12/15/42(b)	175	188,295
8.38%, 03/01/39(a)(b)	800	1,190,109
Discovery Communications LLC
4.88%, 04/01/43	645	668,922
4.95%, 05/15/42	665	702,420
5.00%, 09/20/37 (Call 03/20/37)	1,290	1,400,876
5.20%, 09/20/47 (Call 03/20/47)	1,220	1,334,138
5.30%, 05/15/49 (Call 11/15/48)	820	921,858
6.35%, 06/01/40	625	762,542
Fox Corp.
5.48%, 01/25/39 (Call 07/25/38)(b)	1,733	2,131,140
5.58%, 01/25/49 (Call 07/25/48)(b)	1,125	1,412,913
Grupo Televisa SAB
5.00%, 05/13/45 (Call 11/13/44)	975	1,035,633
5.25%, 05/24/49 (Call 11/24/48)(a)	500	546,875
6.13%, 01/31/46 (Call 07/31/45)(a)	200	244,000
6.63%, 01/15/40	429	536,250
NBCUniversal Media LLC
4.45%, 01/15/43(a)	660	762,874
5.95%, 04/01/41(a)	735	1,013,154
Thomson Reuters Corp.
5.50%, 08/15/35	150	170,424
5.65%, 11/23/43 (Call 05/23/43)	235	281,974
5.85%, 04/15/40	375	449,058
Time Warner Cable LLC
4.50%, 09/15/42 (Call 03/15/42)(a)	700	700,583
5.50%, 09/01/41 (Call 03/01/41)	895	986,844
5.88%, 11/15/40 (Call 05/15/40)	1,275	1,457,158
6.55%, 05/01/37	1,072	1,300,508
6.75%, 06/15/39	1,445	1,774,559
7.30%, 07/01/38	1,536	1,958,109
Time Warner Entertainment Co. LP, 8.38%, 07/15/33	500	693,865
TWDC Enterprises 18 Corp.
3.00%, 07/30/46	350	349,972
3.70%, 12/01/42	300	334,578
4.13%, 06/01/44	1,125	1,345,617
4.38%, 08/16/41	400	483,620
Series B, 7.00%, 03/01/32	200	294,804
Series E, 4.13%, 12/01/41	250	293,661

Security	Par (000)	Value

Media (continued)
Viacom Inc.
4.38%, 03/15/43	$1,200	$1,237,539
5.25%, 04/01/44 (Call 10/01/43)(a)	735	833,451
5.85%, 09/01/43 (Call 03/01/43)	1,240	1,518,097
6.88%, 04/30/36	1,010	1,333,388
Walt Disney Co. (The)
2.75%, 09/01/49 (Call 03/01/49)	1,150	1,092,974
4.75%, 09/15/44 (Call 03/15/44)(b)	728	930,912
4.75%, 11/15/46 (Call 05/15/46)(b)	20	25,860
4.95%, 10/15/45 (Call 04/15/45)(b)	495	657,640
5.40%, 10/01/43(b)	400	555,149
6.20%, 12/15/34(b)	760	1,075,362
6.40%, 12/15/35(a)(b)	552	794,416
6.55%, 03/15/33(b)	275	391,358
6.65%, 11/15/37(b)	780	1,167,298

		88,781,846

Metal Fabricate & Hardware — 0.1%
Precision Castparts Corp.
3.90%, 01/15/43 (Call 07/15/42)	491	545,345
4.38%, 06/15/45 (Call 12/15/44)	406	481,368
Valmont Industries Inc.
5.00%, 10/01/44 (Call 04/01/44)	410	430,211
5.25%, 10/01/54 (Call 04/01/54)	460	472,609

		1,929,533

Mining — 1.7%
Barrick Gold Corp.
5.25%, 04/01/42	937	1,144,860
6.45%, 10/15/35	70	90,496
Barrick North America Finance LLC
5.70%, 05/30/41	486	618,279
5.75%, 05/01/43	1,264	1,652,234
7.50%, 09/15/38	222	310,825
Barrick PD Australia Finance Pty Ltd., 5.95%, 10/15/39	374	477,187
BHP Billiton Finance USA Ltd.
4.13%, 02/24/42	624	723,314
5.00%, 09/30/43	2,097	2,739,301
Corp. Nacional del Cobre de Chile
4.25%, 07/17/42(b)	1,150	1,230,859
4.38%, 02/05/49 (Call 08/05/48)(b)	1,475	1,628,492
4.50%, 08/01/47 (Call 02/01/47)(b)	1,050	1,176,000
4.88%, 11/04/44	45	52,734
5.63%, 10/18/43(b)	1,400	1,795,063
Glencore Canada Corp., 6.20%, 06/15/35	35	40,048
Glencore Finance Canada Ltd.
5.55%, 10/25/42(b)	225	241,157
6.00%, 11/15/41(b)	135	152,901
6.90%, 11/15/37(b)	100	123,519
Indonesia Asahan Aluminium Persero PT, 6.76%, 11/15/48(b)	800	1,026,000
Industrias Penoles SAB de CV, 5.65%, 09/12/49 (Call 03/12/49)	400	412,156
Kinross Gold Corp., 6.88%, 09/01/41 (Call 03/01/41)	40	46,300
Minera Mexico SA de CV, 4.50%, 01/26/50 (Call 07/26/49)(b)	500	488,475
Newmont Goldcorp Corp.
4.88%, 03/15/42 (Call 09/15/41)	498	589,473
5.45%, 06/09/44 (Call 12/09/43)	704	886,033
5.88%, 04/01/35	250	320,978
6.25%, 10/01/39	1,053	1,402,804

44	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2019	iShares® Long-Term Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mining (continued)
Rio Tinto Alcan Inc. 5.75%, 06/01/35	$136	$176,637
6.13%, 12/15/33	501	680,683
7.25%, 03/15/31	1,016	1,419,412
Rio Tinto Finance USA Ltd., 5.20%, 11/02/40	465	604,319
Rio Tinto Finance USA PLC 4.13%, 08/21/42 (Call 02/21/42)	950	1,097,419
4.75%, 03/22/42 (Call 09/22/41)(a)	415	515,840
Southern Copper Corp. 5.25%, 11/08/42	805	902,103
5.88%, 04/23/45	1,195	1,445,278
6.75%, 04/16/40	785	1,017,802
7.50%, 07/27/35	595	794,697
Teck Resources Ltd. 5.20%, 03/01/42 (Call 09/01/41)	150	148,384
5.40%, 02/01/43 (Call 08/01/42)	385	391,880
6.00%, 08/15/40 (Call 02/15/40)	555	600,165
6.13%, 10/01/35	840	948,020
6.25%, 07/15/41 (Call 01/15/41)	470	523,760

		30,635,887

Oil & Gas — 7.6%
Apache Corp. 4.25%, 01/15/30 (Call 10/15/29)(a)	415	404,160
4.25%, 01/15/44 (Call 07/15/43)	973	831,421
4.75%, 04/15/43 (Call 10/15/42)	1,090	994,528
5.10%, 09/01/40 (Call 03/01/40)	1,075	1,026,600
5.25%, 02/01/42 (Call 08/01/41)	455	442,399
5.35%, 07/01/49 (Call 01/01/49)	400	387,233
7.75%, 12/15/29	55	68,683
Burlington Resources LLC 5.95%, 10/15/36	410	554,157
7.20%, 08/15/31	350	496,650
7.40%, 12/01/31	345	497,500
Canadian Natural Resources Ltd. 4.95%, 06/01/47 (Call 12/01/46)(a)	725	848,756
5.85%, 02/01/35	150	181,797
6.25%, 03/15/38	1,440	1,820,769
6.45%, 06/30/33	255	326,413
6.50%, 02/15/37	175	225,043
6.75%, 02/01/39	185	246,111
7.20%, 01/15/32	300	403,630
Cenovus Energy Inc. 5.25%, 06/15/37 (Call 12/15/36)	545	589,744
5.40%, 06/15/47 (Call 12/15/46)(a)	635	712,780
6.75%, 11/15/39	1,013	1,240,996
CNOOC Finance 2013 Ltd., 4.25%, 05/09/43	400	455,750
CNOOC Finance 2015 Australia Pty Ltd., 4.20%, 05/05/45(a)	400	452,776
CNOOC Nexen Finance 2014 ULC, 4.88%, 04/30/44	700	868,035
CNPC HK Overseas Capital Ltd., 5.95%, 04/28/41	400	556,000
Concho Resources Inc. 4.85%, 08/15/48 (Call 02/15/48)(a)	245	275,467
4.88%, 10/01/47 (Call 04/01/47)	1,110	1,258,673
Conoco Funding Co., 7.25%, 10/15/31	630	895,995
ConocoPhillips 5.90%, 10/15/32	493	650,974
5.90%, 05/15/38	635	868,691
6.50%, 02/01/39	2,220	3,251,805
ConocoPhillips Co. 4.30%, 11/15/44 (Call 05/15/44)	1,084	1,269,378

Security	Par (000)	Value

Oil & Gas (continued)
5.95%, 03/15/46 (Call 09/15/45)	$350	$507,081
Continental Resources Inc./OK, 4.90%, 06/01/44 (Call 12/01/43)	440	434,070
Devon Energy Corp. 4.75%, 05/15/42 (Call 11/15/41)	689	756,073
5.00%, 06/15/45 (Call 12/15/44)	762	866,987
5.60%, 07/15/41 (Call 01/15/41)	940	1,119,011
7.95%, 04/15/32	150	216,019
Ecopetrol SA 5.88%, 05/28/45	1,580	1,821,098
7.38%, 09/18/43	700	930,563
Empresa Nacional del Petroleo, 4.50%, 09/14/47 (Call 03/14/47)(a)(b)	750	786,328
Encana Corp. 6.50%, 08/15/34	1,275	1,512,153
6.50%, 02/01/38	585	683,460
6.63%, 08/15/37(a)	235	277,347
7.20%, 11/01/31	100	123,454
7.38%, 11/01/31	150	188,336
8.13%, 09/15/30	200	259,105
EOG Resources Inc. 3.90%, 04/01/35 (Call 10/01/34)	575	635,098
5.10%, 01/15/36 (Call 07/15/35)(a)	195	236,395
Equinor ASA 3.95%, 05/15/43	1,089	1,251,182
4.25%, 11/23/41	550	649,894
4.80%, 11/08/43	943	1,208,810
5.10%, 08/17/40	392	509,775
Exxon Mobil Corp. 3.00%, 08/16/39 (Call 02/16/39)	600	608,029
3.10%, 08/16/49 (Call 02/16/49)(a)	850	865,734
3.57%, 03/06/45 (Call 09/06/44)	847	915,676
4.11%, 03/01/46 (Call 09/01/45)	1,774	2,115,161
Gazprom OAO Via Gaz Capital SA, 7.29%, 08/16/37(b)	1,200	1,628,400
Hess Corp. 5.60%, 02/15/41	947	1,061,536
5.80%, 04/01/47 (Call 10/01/46)	315	365,956
6.00%, 01/15/40	885	1,007,714
7.13%, 03/15/33	300	370,824
7.30%, 08/15/31	650	818,988
Husky Energy Inc., 6.80%, 09/15/37	108	139,299
KazMunayGas National Co. JSC 5.38%, 04/24/30(a)(b)	400	461,375
6.38%, 10/24/48(b)	1,150	1,448,281
Marathon Oil Corp. 5.20%, 06/01/45 (Call 12/01/44)(a)	765	857,196
6.60%, 10/01/37	424	520,823
6.80%, 03/15/32	511	643,709
Marathon Petroleum Corp. 4.50%, 04/01/48 (Call 10/01/47)	443	473,531
4.75%, 09/15/44 (Call 03/15/44)	607	666,048
5.00%, 09/15/54 (Call 03/15/54)	535	574,896
5.85%, 12/15/45 (Call 06/15/45)	380	436,378
6.50%, 03/01/41 (Call 09/01/40)	660	846,237
Motiva Enterprises LLC, 6.85%, 01/15/40(b)	395	480,192
Nexen Inc. 5.88%, 03/10/35	537	697,597
6.40%, 05/15/37	1,625	2,273,477
7.50%, 07/30/39	490	779,559
7.88%, 03/15/32	640	944,400

SCHEDULE OF INVESTMENTS	45

Schedule of Investments (unaudited) (continued) October 31, 2019	iShares® Long-Term Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil & Gas (continued)
Noble Energy Inc. 4.95%, 08/15/47 (Call 02/15/47)	$280	$298,491
5.05%, 11/15/44 (Call 05/15/44)	1,235	1,306,443
5.25%, 11/15/43 (Call 05/15/43)	545	588,292
6.00%, 03/01/41 (Call 09/01/40)	1,070	1,239,668
Occidental Petroleum Corp. 4.10%, 02/15/47 (Call 08/15/46)	810	776,978
4.20%, 03/15/48 (Call 09/15/47)	590	574,346
4.30%, 08/15/39 (Call 02/15/39)	470	478,548
4.40%, 04/15/46 (Call 10/15/45)	958	952,083
4.40%, 08/15/49 (Call 02/15/49)(a)	400	405,703
4.50%, 07/15/44 (Call 01/15/44)	665	673,229
4.63%, 06/15/45 (Call 12/15/44)	675	690,483
6.20%, 03/15/40	660	795,470
6.45%, 09/15/36	1,275	1,562,826
6.60%, 03/15/46 (Call 09/15/45)	1,055	1,353,595
7.50%, 05/01/31	670	876,942
7.88%, 09/15/31	349	467,362
Pertamina Persero PT 4.70%, 07/30/49	1,550	1,621,822
6.45%, 05/30/44(b)	2,100	2,683,406
6.50%, 11/07/48(a)(b)	980	1,281,044
Petroleos del Peru SA 4.75%, 06/19/32(b)	1,000	1,070,794
5.63%, 06/19/47(b)	700	813,549
Petroleos Mexicanos 5.50%, 06/27/44	835	748,160
5.63%, 01/23/46	1,025	918,759
6.35%, 02/12/48	2,080	1,990,300
6.38%, 01/23/45	2,725	2,648,155
6.50%, 06/02/41	2,005	1,984,950
6.63%, 06/15/35	2,700	2,751,732
6.63%, 06/15/38	345	340,688
6.75%, 09/21/47	3,515	3,498,633
6.84%, 01/23/30 (Call 10/23/29)(b)	2,470	2,633,638
7.69%, 01/23/50 (Call 07/23/49)(b)	2,905	3,151,344
Petronas Capital Ltd., 4.50%, 03/18/45(b)	900	1,095,233
Phillips 66 4.65%, 11/15/34 (Call 05/15/34)	1,109	1,288,870
4.88%, 11/15/44 (Call 05/15/44)	1,105	1,324,938
5.88%, 05/01/42(a)	1,206	1,608,533
Saudi Arabian Oil Co. 4.25%, 04/16/39(b)	2,805	3,003,510
4.38%, 04/16/49(b)	2,400	2,610,000
Shell International Finance BV 3.63%, 08/21/42	208	221,547
3.75%, 09/12/46	910	1,013,607
4.00%, 05/10/46(a)	1,795	2,053,100
4.13%, 05/11/35	1,785	2,055,404
4.38%, 05/11/45	1,715	2,080,610
4.55%, 08/12/43	1,260	1,543,528
5.50%, 03/25/40	1,350	1,817,946
6.38%, 12/15/38	1,160	1,689,173
Sinopec Capital 2013 Ltd., 4.25%, 04/24/43	400	454,318
Sinopec Group Overseas Development 2012 Ltd., 4.88%, 05/17/42(b)	700	865,375
Sinopec Group Overseas Development 2017 Ltd. 4.00%, 09/13/47(b)	535	589,854
4.25%, 04/12/47(b)	600	687,483

Security	Par (000)	Value

Oil & Gas (continued)
Sinopec Group Overseas Development 2018 Ltd. 3.68%, 08/08/49 (Call 02/08/49)(b)	$1,200	$1,264,500
4.60%, 09/12/48(b)	700	849,748
Suncor Energy Inc. 4.00%, 11/15/47 (Call 05/15/47)	765	819,040
5.35%, 07/15/33	125	155,240
5.95%, 12/01/34	25	32,754
5.95%, 05/15/35	291	373,171
6.50%, 06/15/38	985	1,353,260
6.80%, 05/15/38	739	1,039,942
6.85%, 06/01/39	980	1,374,585
7.15%, 02/01/32	385	532,179
Thaioil Treasury Center Co. Ltd., 5.38%, 11/20/48(b)	600	789,474
Tosco Corp., 8.13%, 02/15/30	61	88,443
Total Capital International SA 2.83%, 01/10/30 (Call 10/10/29)	710	735,264
3.46%, 07/12/49 (Call 01/12/49)	675	715,162
Valero Energy Corp. 4.90%, 03/15/45(a)	670	758,080
6.63%, 06/15/37	1,339	1,747,251
7.50%, 04/15/32	655	897,387
10.50%, 03/15/39(a)	100	168,008

		140,950,119

Oil & Gas Services — 0.5%
Baker Hughes a GE Co. LLC, 5.13%, 09/15/40	475	543,239
Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor Inc., 4.08%, 12/15/47 (Call 06/15/47)	1,845	1,850,966
Halliburton Co. 4.50%, 11/15/41 (Call 05/15/41)	200	208,887
4.75%, 08/01/43 (Call 02/01/43)	1,210	1,292,906
4.85%, 11/15/35 (Call 05/15/35)	745	827,597
5.00%, 11/15/45 (Call 05/15/45)	1,495	1,647,861
6.70%, 09/15/38	431	565,540
7.45%, 09/15/39(a)	1,015	1,437,480
National Oilwell Varco Inc., 3.95%, 12/01/42 (Call 06/01/42)	1,280	1,185,839

		9,560,315

Packaging & Containers — 0.1%
Sonoco Products Co., 5.75%, 11/01/40 (Call 05/01/40)	624	770,640
WestRock MWV LLC 7.95%, 02/15/31	151	208,525
8.20%, 01/15/30	195	270,001
WRKCo Inc., 4.20%, 06/01/32 (Call 03/01/32)(a)	1,280	1,420,631

		2,669,797

Pharmaceuticals — 6.3%
AbbVie Inc. 4.30%, 05/14/36 (Call 11/14/35)	1,310	1,391,331
4.40%, 11/06/42	1,810	1,875,417
4.45%, 05/14/46 (Call 11/14/45)	1,169	1,208,220
4.50%, 05/14/35 (Call 11/14/34)	2,140	2,322,301
4.70%, 05/14/45 (Call 11/14/44)	2,070	2,214,288
4.88%, 11/14/48 (Call 05/14/48)(a)	1,295	1,429,767
Allergan Finance LLC, 4.63%, 10/01/42 (Call 04/01/42)	400	418,009
Allergan Funding SCS 4.55%, 03/15/35 (Call 09/15/34)	1,840	1,967,896
4.75%, 03/15/45 (Call 09/15/44)	894	951,527
4.85%, 06/15/44 (Call 12/15/43)	1,060	1,141,624

46	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2019	iShares® Long-Term Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pharmaceuticals (continued)
AmerisourceBergen Corp. 4.25%, 03/01/45 (Call 09/01/44)(a)	$200	$206,417
4.30%, 12/15/47 (Call 06/15/47)	530	548,295
AstraZeneca PLC 4.00%, 09/18/42	745	828,533
4.38%, 11/16/45	1,335	1,578,593
4.38%, 08/17/48 (Call 02/17/48)(a)	933	1,108,028
6.45%, 09/15/37	2,220	3,135,227
Bayer U.S. Finance II LLC 3.95%, 04/15/45 (Call 10/15/44)(b)	300	283,832
4.20%, 07/15/34 (Call 01/15/34)(b)	565	593,411
4.40%, 07/15/44 (Call 01/15/44)(b)	675	674,230
4.63%, 06/25/38 (Call 12/25/37)(b)	1,625	1,779,263
4.65%, 11/15/43 (Call 05/15/43)(b)	74	74,364
4.70%, 07/15/64 (Call 01/15/64)(a)(b)	1,100	1,059,081
4.88%, 06/25/48 (Call 12/25/47)(a)(b)	1,275	1,421,650
5.50%, 07/30/35	100	114,927
Bristol-Myers Squibb Co. 3.25%, 08/01/42(a)	709	719,373
4.13%, 06/15/39 (Call 12/15/38)(b)	2,180	2,483,663
4.25%, 10/26/49 (Call 04/26/49)(b)	2,175	2,543,609
4.50%, 03/01/44 (Call 09/01/43)(a)	690	821,207
Cardinal Health Inc. 4.37%, 06/15/47 (Call 12/15/46)(a)	385	378,969
4.50%, 11/15/44 (Call 05/15/44)	480	471,026
4.60%, 03/15/43	470	469,008
4.90%, 09/15/45 (Call 03/15/45)	310	320,139
Cigna Corp. 3.88%, 10/15/47 (Call 04/15/47)(a)(b)	1,117	1,095,271
4.80%, 08/15/38 (Call 02/15/38)	1,405	1,596,109
4.80%, 07/15/46 (Call 01/16/46)(b)	1,710	1,907,115
4.90%, 12/15/48 (Call 06/15/48)(a)	2,215	2,572,680
6.13%, 11/15/41(b)	205	258,661
CVS Health Corp. 4.78%, 03/25/38 (Call 09/25/37)(a)	4,165	4,622,794
4.88%, 07/20/35 (Call 01/20/35)	1,360	1,546,114
5.05%, 03/25/48 (Call 09/25/47)	5,050	5,820,787
5.13%, 07/20/45 (Call 01/20/45)	2,480	2,858,594
5.30%, 12/05/43 (Call 06/05/43)	783	911,995
Eli Lilly & Co. 3.70%, 03/01/45 (Call 09/01/44)	1,205	1,339,706
3.88%, 03/15/39 (Call 09/15/38)(a)	774	896,849
3.95%, 05/15/47 (Call 11/15/46)	695	812,989
3.95%, 03/15/49 (Call 09/15/48)	1,040	1,216,473
4.15%, 03/15/59 (Call 09/15/58)	968	1,158,243
5.55%, 03/15/37(a)	376	506,725
5.95%, 11/15/37	400	565,436
GlaxoSmithKline Capital Inc. 4.20%, 03/18/43	415	489,807
5.38%, 04/15/34	570	745,146
6.38%, 05/15/38	2,415	3,534,640
Johnson & Johnson 3.40%, 01/15/38 (Call 07/15/37)	900	972,432
3.50%, 01/15/48 (Call 07/15/47)	641	706,860
3.55%, 03/01/36 (Call 09/01/35)	1,024	1,128,062
3.63%, 03/03/37 (Call 09/03/36)(a)	1,755	1,967,260
3.70%, 03/01/46 (Call 09/01/45)	860	975,041
3.75%, 03/03/47 (Call 09/03/46)	1,315	1,504,846
4.38%, 12/05/33 (Call 06/05/33)	1,049	1,270,946
4.50%, 09/01/40(a)	310	384,879

Security	Par (000)	Value

Pharmaceuticals (continued)
4.50%, 12/05/43 (Call 06/05/43)	$275	$343,987
4.85%, 05/15/41	386	498,662
4.95%, 05/15/33	496	631,106
5.85%, 07/15/38(a)	105	149,983
5.95%, 08/15/37	805	1,157,479
McKesson Corp., 4.88%, 03/15/44 (Call 09/15/43)	330	363,550
Mead Johnson Nutrition Co. 4.60%, 06/01/44 (Call 12/01/43)	513	635,338
5.90%, 11/01/39	340	462,360
Merck & Co. Inc. 3.60%, 09/15/42 (Call 03/15/42)	595	661,787
3.70%, 02/10/45 (Call 08/10/44)	1,910	2,143,781
3.90%, 03/07/39 (Call 09/07/38)	1,565	1,813,557
4.00%, 03/07/49 (Call 09/07/48)(a)	650	776,109
4.15%, 05/18/43	1,120	1,345,121
6.55%, 09/15/37	75	110,181
Merck Sharp & Dohme Corp., 5.75%, 11/15/36	25	33,867
Mylan Inc. 5.20%, 04/15/48 (Call 10/15/47)	395	423,800
5.40%, 11/29/43 (Call 05/29/43)	830	888,622
Mylan NV, 5.25%, 06/15/46 (Call 12/15/45)	590	632,692
Novartis Capital Corp. 3.70%, 09/21/42	255	284,770
4.00%, 11/20/45 (Call 05/20/45)	1,260	1,492,760
4.40%, 05/06/44	1,930	2,388,108
Perrigo Finance Unlimited Co., 4.90%, 12/15/44 (Call 06/15/44)	645	604,198
Pfizer Inc. 3.90%, 03/15/39 (Call 09/15/38)(a)	423	483,642
4.00%, 12/15/36	1,770	1,995,573
4.00%, 03/15/49 (Call 09/15/48)	390	455,864
4.10%, 09/15/38 (Call 03/15/38)	1,255	1,463,160
4.13%, 12/15/46	729	866,779
4.20%, 09/15/48 (Call 03/15/48)	170	203,314
4.30%, 06/15/43	711	854,856
4.40%, 05/15/44	1,080	1,316,060
5.60%, 09/15/40	465	630,667
7.20%, 03/15/39	1,940	3,054,505
Wyeth LLC 5.95%, 04/01/37	1,530	2,103,886
6.00%, 02/15/36	551	758,444
6.50%, 02/01/34	764	1,087,171
Zoetis Inc. 3.95%, 09/12/47 (Call 03/12/47)	611	668,959
4.45%, 08/20/48 (Call 02/20/48)	330	395,454
4.70%, 02/01/43 (Call 08/01/42)	1,081	1,310,608

		115,390,445

Pipelines — 4.4%
Abu Dhabi Crude Oil Pipeline LLC, 4.60%, 11/02/47(b)	2,065	2,390,238
Colonial Pipeline Co. 4.25%, 04/15/48 (Call 10/15/47)(b)	20	23,006
7.63%, 04/15/32(b)	85	124,206
Columbia Pipeline Group Inc., 5.80%, 06/01/45 (Call 12/01/44)	560	705,489
El Paso Natural Gas Co. LLC, 8.38%, 06/15/32	50	69,283
Enable Midstream Partners LP, 5.00%, 05/15/44 (Call 11/15/43)	260	229,199
Enbridge Energy Partners LP 5.50%, 09/15/40 (Call 03/15/40)	488	581,139
7.38%, 10/15/45 (Call 04/15/45)	295	438,501

SCHEDULE OF INVESTMENTS	47

Schedule of Investments (unaudited) (continued) October 31, 2019	iShares® Long-Term Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pipelines (continued)
Series B, 7.50%, 04/15/38	$250	$355,442
Enbridge Inc. 4.50%, 06/10/44 (Call 12/10/43)	800	861,697
5.50%, 12/01/46 (Call 06/01/46)(a)	545	690,188
Energy Transfer Operating LP 4.90%, 03/15/35 (Call 09/15/34)	650	679,010
5.15%, 02/01/43 (Call 08/01/42)	350	357,796
5.15%, 03/15/45 (Call 09/15/44)	591	616,108
5.30%, 04/15/47 (Call 10/15/46)	1,500	1,580,071
5.95%, 10/01/43 (Call 04/01/43)	505	563,952
6.05%, 06/01/41 (Call 12/01/40)	50	56,391
6.13%, 12/15/45 (Call 06/15/45)	985	1,149,838
6.25%, 04/15/49 (Call 10/15/48)	1,175	1,403,273
6.50%, 02/01/42 (Call 08/01/41)	775	928,220
6.63%, 10/15/36	205	248,832
7.50%, 07/01/38	290	369,458
8.25%, 11/15/29 (Call 08/15/29)	165	213,000
Series 30Y, 6.00%, 06/15/48 (Call 12/15/47)	855	989,966
Enterprise Products Operating LLC 4.20%, 01/31/50 (Call 07/31/49)	1,000	1,057,513
4.25%, 02/15/48 (Call 08/15/47)	975	1,046,241
4.45%, 02/15/43 (Call 08/15/42)	810	882,759
4.80%, 02/01/49 (Call 08/01/48)	640	738,996
4.85%, 08/15/42 (Call 02/15/42)	698	803,967
4.85%, 03/15/44 (Call 09/15/43)	1,705	1,946,832
4.90%, 05/15/46 (Call 11/15/45)	765	883,121
4.95%, 10/15/54 (Call 04/15/54)	335	389,219
5.10%, 02/15/45 (Call 08/15/44)	850	992,207
5.70%, 02/15/42	585	734,143
5.95%, 02/01/41	755	958,393
6.13%, 10/15/39	410	531,632
6.45%, 09/01/40	100	133,737
7.55%, 04/15/38	150	216,632
Series D, 6.88%, 03/01/33	405	554,680
Series H, 6.65%, 10/15/34	141	192,391
Series J, 5.75%, 03/01/35	75	89,086
EQM Midstream Partners LP, Series 30Y, 6.50%, 07/15/48 (Call 01/15/48)	245	224,343
Kinder Morgan Energy Partners LP 4.70%, 11/01/42 (Call 05/01/42)	340	353,014
5.00%, 08/15/42 (Call 02/15/42)	580	628,544
5.00%, 03/01/43 (Call 09/01/42)	475	510,659
5.40%, 09/01/44 (Call 03/01/44)	465	522,214
5.50%, 03/01/44 (Call 09/01/43)	795	908,464
5.80%, 03/15/35	300	351,719
6.38%, 03/01/41	415	507,189
6.50%, 02/01/37	50	61,540
6.50%, 09/01/39	342	422,709
6.55%, 09/15/40	235	291,022
6.95%, 01/15/38	860	1,111,741
7.30%, 08/15/33	51	68,287
7.40%, 03/15/31	148	192,080
7.50%, 11/15/40	370	509,019
7.75%, 03/15/32	100	134,805
Kinder Morgan Inc./DE 5.05%, 02/15/46 (Call 08/15/45)	1,251	1,369,937
5.20%, 03/01/48 (Call 09/01/47)	725	824,722
5.30%, 12/01/34 (Call 06/01/34)	1,135	1,306,282
5.55%, 06/01/45 (Call 12/01/44)(a)	1,285	1,507,547
7.75%, 01/15/32	1,087	1,496,782

Security	Par (000)	Value

Pipelines (continued)
Magellan Midstream Partners LP 3.95%, 03/01/50 (Call 09/01/49)	$450	$455,950
4.20%, 03/15/45 (Call 09/15/44)	255	255,235
4.20%, 10/03/47 (Call 04/03/47)	590	616,908
4.25%, 09/15/46 (Call 03/15/46)	235	249,432
4.85%, 02/01/49 (Call 08/01/48)(a)	585	673,437
5.15%, 10/15/43 (Call 04/15/43)	470	550,709
MPLX LP 4.50%, 04/15/38 (Call 10/15/37)	1,595	1,629,818
4.70%, 04/15/48 (Call 10/15/47)	928	945,363
4.90%, 04/15/58 (Call 10/15/57)	365	362,434
5.20%, 03/01/47 (Call 09/01/46)(a)	769	825,069
5.20%, 12/01/47 (Call 06/01/47)(b)	140	149,649
5.50%, 02/15/49 (Call 08/15/48)	1,685	1,893,774
NGPL PipeCo LLC, 7.77%, 12/15/37(b)	260	335,210
Northern Natural Gas Co., 4.30%, 01/15/49 (Call 07/15/48)(a)(b)	270	312,512
ONEOK Inc. 4.45%, 09/01/49 (Call 03/01/49)	1,070	1,059,103
4.95%, 07/13/47 (Call 01/06/47)	385	416,878
5.20%, 07/15/48 (Call 01/15/48)	1,044	1,154,056
6.00%, 06/15/35(a)	230	267,908
ONEOK Partners LP 6.13%, 02/01/41 (Call 08/01/40)	305	362,178
6.20%, 09/15/43 (Call 03/15/43)	295	360,770
6.65%, 10/01/36(a)	210	258,937
6.85%, 10/15/37	300	383,034
Phillips 66 Partners LP 4.68%, 02/15/45 (Call 08/15/44)	110	117,101
4.90%, 10/01/46 (Call 04/01/46)	690	765,237
Plains All American Pipeline LP/PAA Finance Corp. 4.30%, 01/31/43 (Call 07/31/42)	220	193,472
4.70%, 06/15/44 (Call 12/15/43)	440	410,882
4.90%, 02/15/45 (Call 08/15/44)	740	711,073
5.15%, 06/01/42 (Call 12/01/41)	955	934,249
6.65%, 01/15/37	334	385,788
Rockies Express Pipeline LLC 6.88%, 04/15/40(b)	50	52,755
7.50%, 07/15/38(b)	260	287,625
Sabal Trail Transmission LLC 4.68%, 05/01/38 (Call 11/01/37)(b)	205	233,559
4.83%, 05/01/48 (Call 11/01/47)(b)	165	189,767
Southern Natural Gas Co. LLC 4.80%, 03/15/47 (Call 09/15/46)(b)	160	177,204
8.00%, 03/01/32	75	107,868
Spectra Energy Partners LP 4.50%, 03/15/45 (Call 09/15/44)	490	537,153
5.95%, 09/25/43 (Call 03/25/43)	350	432,702
Sunoco Logistics Partners Operations LP 4.95%, 01/15/43 (Call 07/15/42)(a)	250	249,164
5.30%, 04/01/44 (Call 10/01/43)	686	727,835
5.35%, 05/15/45 (Call 11/15/44)	665	712,304
5.40%, 10/01/47 (Call 04/01/47)	1,260	1,353,773
6.10%, 02/15/42	225	254,163
Texas Eastern Transmission LP 4.15%, 01/15/48 (Call 07/15/47)(b)	440	465,930
7.00%, 07/15/32	340	453,187
TransCanada PipeLines Ltd. 4.63%, 03/01/34 (Call 12/01/33)	1,420	1,620,969
4.75%, 05/15/38 (Call 11/15/37)	240	271,717

48	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2019	iShares® Long-Term Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pipelines (continued)
4.88%, 05/15/48 (Call 11/15/47)	$745	$865,215
5.00%, 10/16/43 (Call 04/16/43)	841	969,804
5.10%, 03/15/49 (Call 09/15/48)(a)	1,145	1,374,587
5.60%, 03/31/34	150	183,627
5.85%, 03/15/36	150	184,275
6.10%, 06/01/40	447	577,320
6.20%, 10/15/37	853	1,093,653
7.25%, 08/15/38(a)	430	610,654
7.63%, 01/15/39	759	1,122,069
Transcontinental Gas Pipe Line Co. LLC 4.45%, 08/01/42 (Call 02/01/42)	300	315,942
4.60%, 03/15/48 (Call 09/15/47)(a)	730	787,655
5.40%, 08/15/41 (Call 02/15/41)	151	177,644
Western Midstream Operating LP 5.30%, 03/01/48 (Call 09/01/47)	580	491,578
5.45%, 04/01/44 (Call 10/01/43)	725	630,185
5.50%, 08/15/48 (Call 02/15/48)	225	195,128
Williams Companies Inc. (The) 4.85%, 03/01/48 (Call 09/01/47)(a)	475	508,615
4.90%, 01/15/45 (Call 07/15/44)	455	479,953
5.10%, 09/15/45 (Call 03/15/45)	1,494	1,638,920
5.40%, 03/04/44 (Call 09/04/43)	735	815,790
5.80%, 11/15/43 (Call 05/15/43)	75	87,004
6.30%, 04/15/40	1,310	1,590,155
8.75%, 03/15/32	125	178,706
Series A, 7.50%, 01/15/31(a)	105	137,725

		81,258,516

Private Equity — 0.1%
Apollo Management Holdings LP, 5.00%, 03/15/48 (Call 09/15/47)(a)(b)	85	98,041
Carlyle Finance LLC, 5.65%, 09/15/48 (Call 03/15/48)(a)(b)	325	383,013
KKR Group Finance Co. III LLC, 5.13%, 06/01/44 (Call 12/01/43)(a)(b)	615	731,064

		1,212,118

Real Estate Investment Trusts — 1.3%
Alexandria Real Estate Equities Inc. 3.38%, 08/15/31 (Call 05/15/31)	1,140	1,198,287
4.00%, 02/01/50 (Call 08/01/49)	200	219,785
4.70%, 07/01/30 (Call 04/01/30)	965	1,124,415
4.85%, 04/15/49 (Call 10/15/48)	190	236,827
AvalonBay Communities Inc. 3.90%, 10/15/46 (Call 04/15/46)	301	337,597
4.15%, 07/01/47 (Call 01/01/47)	150	175,248
Camden Property Trust, 3.35%, 11/01/49 (Call 05/01/49)	250	253,245
Crown Castle International Corp. 3.10%, 11/15/29 (Call 08/15/29)(a)	500	508,073
4.00%, 11/15/49 (Call 05/15/49)	175	182,773
5.20%, 02/15/49 (Call 08/15/48)	437	544,891
ERP Operating LP 4.50%, 07/01/44 (Call 01/01/44)(a)	968	1,161,284
4.50%, 06/01/45 (Call 12/01/44)	465	562,603
Essex Portfolio LP, 4.50%, 03/15/48 (Call 09/15/47)	225	263,332
Federal Realty Investment Trust 3.63%, 08/01/46 (Call 02/01/46)(a)	475	496,662
4.50%, 12/01/44 (Call 06/01/44)	397	472,685
GLP Capital LP/GLP Financing II Inc., 4.00%, 01/15/30 (Call 10/15/29)	150	151,721
HCP Inc., 6.75%, 02/01/41 (Call 08/01/40)	165	234,781

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
Kimco Realty Corp. 3.70%, 10/01/49 (Call 04/01/49)	$685	$678,295
4.25%, 04/01/45 (Call 10/01/44)	355	384,799
4.45%, 09/01/47 (Call 03/01/47)(a)	450	500,000
Prologis LP, 4.38%, 09/15/48 (Call 03/15/48)	115	141,691
Realty Income Corp., 4.65%, 03/15/47 (Call 09/15/46)	520	643,888
Regency Centers LP 4.40%, 02/01/47 (Call 08/01/46)	385	440,923
4.65%, 03/15/49 (Call 09/15/48)	560	671,375
Service Properties Trust, 4.38%, 02/15/30 (Call 08/15/29)	425	410,159
Simon Property Group LP 3.25%, 09/13/49 (Call 03/13/49)	355	351,834
4.25%, 10/01/44 (Call 04/01/44)	535	620,637
4.25%, 11/30/46 (Call 05/30/46)	135	158,262
4.75%, 03/15/42 (Call 09/15/41)	825	1,007,879
6.75%, 02/01/40 (Call 11/01/39)	565	837,978
Spirit Realty LP, 3.40%, 01/15/30 (Call 10/15/29)	250	251,678
Trust F/1401 6.39%, 01/15/50 (Call 07/15/49)(b)	1,000	1,066,362
6.95%, 01/30/44 (Call 07/30/43)(b)	200	231,000
UDR Inc. 3.00%, 08/15/31 (Call 05/15/31)	1,040	1,049,114
3.20%, 01/15/30 (Call 10/15/29)	250	257,937
Ventas Realty LP 4.38%, 02/01/45 (Call 08/01/44)	252	277,485
4.88%, 04/15/49 (Call 10/15/48)(a)	653	782,356
5.70%, 09/30/43 (Call 03/30/43)	166	215,438
WEA Finance LLC, 4.63%, 09/20/48 (Call 03/20/48)(a)(b)	100	116,870
WEA Finance LLC/Westfield UK & Europe Finance PLC, 4.75%, 09/17/44 (Call 03/17/44)(b)	1,200	1,418,136
Welltower Inc. 3.10%, 01/15/30 (Call 10/15/29)	500	506,431
4.95%, 09/01/48 (Call 03/01/48)	485	592,729
6.50%, 03/15/41 (Call 09/15/40)	405	552,082
Weyerhaeuser Co. 6.88%, 12/15/33	1,104	1,467,738
7.38%, 03/15/32	710	992,442

		24,749,727

Retail — 2.9%
Alimentation Couche-Tard Inc., 4.50%, 07/26/47 (Call 01/26/47)(b)	150	162,267
Darden Restaurants Inc., 4.55%, 02/15/48 (Call 08/15/47)	255	268,254
Home Depot Inc. (The) 3.50%, 09/15/56 (Call 03/15/56)	805	859,940
3.90%, 06/15/47 (Call 12/15/46)	515	594,002
4.20%, 04/01/43 (Call 10/01/42)	561	657,134
4.25%, 04/01/46 (Call 10/01/45)	1,075	1,289,403
4.40%, 03/15/45 (Call 09/15/44)	880	1,057,846
4.50%, 12/06/48 (Call 06/06/48)	1,042	1,307,107
4.88%, 02/15/44 (Call 08/15/43)(a)	990	1,268,345
5.40%, 09/15/40 (Call 03/15/40)	171	227,481
5.88%, 12/16/36(a)	2,413	3,354,677
5.95%, 04/01/41 (Call 10/01/40)	1,290	1,824,099
Kohl’s Corp., 5.55%, 07/17/45 (Call 01/17/45)	707	730,338
Lowe’s Companies Inc. 3.70%, 04/15/46 (Call 10/15/45)	775	784,465
4.05%, 05/03/47 (Call 11/03/46)	1,297	1,383,618
4.25%, 09/15/44 (Call 03/15/44)	645	703,585
4.38%, 09/15/45 (Call 03/15/45)	1,285	1,408,686
4.55%, 04/05/49 (Call 10/05/48)(a)	690	791,799

SCHEDULE OF INVESTMENTS	49

Schedule of Investments (unaudited) (continued) October 31, 2019	iShares® Long-Term Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Retail (continued)
4.65%, 04/15/42 (Call 10/15/41)	$876	$1,002,273
5.00%, 09/15/43 (Call 03/15/43)	30	34,887
Macy’s Retail Holdings Inc. 4.30%, 02/15/43 (Call 08/15/42)	340	280,737
4.50%, 12/15/34 (Call 06/15/34)	222	208,631
5.13%, 01/15/42 (Call 07/15/41)	105	97,065
Marks & Spencer PLC, 7.13%, 12/01/37(b)	100	113,894
McDonald’s Corp. 3.63%, 05/01/43	686	706,920
3.63%, 09/01/49 (Call 03/01/49)	475	481,214
3.70%, 02/15/42	725	747,071
4.45%, 03/01/47 (Call 09/01/46)	335	385,245
4.45%, 09/01/48 (Call 03/01/48)	655	757,389
4.60%, 05/26/45 (Call 11/26/44)	915	1,066,420
4.70%, 12/09/35 (Call 06/09/35)	968	1,155,735
4.88%, 07/15/40	121	144,879
4.88%, 12/09/45 (Call 06/09/45)	1,080	1,307,557
5.70%, 02/01/39	255	330,555
6.30%, 10/15/37	583	797,508
6.30%, 03/01/38	439	600,600
Nordstrom Inc., 5.00%, 01/15/44 (Call 07/15/43)(a)	665	640,366
Starbucks Corp. 3.75%, 12/01/47 (Call 06/01/47)	515	537,320
4.30%, 06/15/45 (Call 12/15/44)(a)	465	523,611
4.45%, 08/15/49 (Call 02/15/49)	435	502,903
4.50%, 11/15/48 (Call 05/15/48)	775	898,904
Target Corp. 3.63%, 04/15/46(a)	1,385	1,522,979
3.90%, 11/15/47 (Call 05/15/47)(a)	644	737,566
4.00%, 07/01/42(a)	1,188	1,377,213
Tiffany & Co., 4.90%, 10/01/44 (Call 04/01/44)(a)	255	289,892
Walgreen Co., 4.40%, 09/15/42	520	531,989
Walgreens Boots Alliance Inc. 4.50%, 11/18/34 (Call 05/18/34)	898	966,118
4.65%, 06/01/46 (Call 12/01/45)(a)	285	302,265
4.80%, 11/18/44 (Call 05/18/44)(a)	835	891,197
Walmart Inc. 2.95%, 09/24/49 (Call 03/24/49)	300	297,647
3.63%, 12/15/47 (Call 06/15/47)	1,350	1,502,450
3.95%, 06/28/38 (Call 12/28/37)	3,193	3,729,316
4.00%, 04/11/43 (Call 10/11/42)	660	772,630
4.05%, 06/29/48 (Call 12/29/47)	2,205	2,632,486
4.30%, 04/22/44 (Call 10/22/43)	275	338,380
4.75%, 10/02/43 (Call 04/02/43)	360	463,997
5.00%, 10/25/40	430	566,646
5.25%, 09/01/35	1,345	1,773,294
5.63%, 04/01/40	315	445,382
5.63%, 04/15/41	653	926,819
6.20%, 04/15/38	480	712,204
6.50%, 08/15/37	150	227,070

		53,002,270

Semiconductors — 1.0%
Analog Devices Inc. 4.50%, 12/05/36 (Call 06/05/36)	330	362,770
5.30%, 12/15/45 (Call 06/15/45)	210	264,335
Applied Materials Inc. 4.35%, 04/01/47 (Call 10/01/46)(a)	720	876,563
5.10%, 10/01/35 (Call 04/01/35)	435	549,610
5.85%, 06/15/41(a)	650	888,070

Security	Par (000)	Value

Semiconductors (continued)
Intel Corp. 3.73%, 12/08/47 (Call 06/08/47)(a)	$1,269	$1,429,354
4.00%, 12/15/32	1,715	1,997,242
4.10%, 05/19/46 (Call 11/19/45)	1,595	1,858,506
4.10%, 05/11/47 (Call 11/11/46)	720	841,592
4.25%, 12/15/42(a)	300	357,868
4.80%, 10/01/41(a)	435	549,043
4.90%, 07/29/45 (Call 01/29/45)(a)	175	227,367
KLA Corp. 5.00%, 03/15/49 (Call 09/15/48)	305	365,785
5.65%, 11/01/34 (Call 07/01/34)	225	268,165
Lam Research Corp., 4.88%, 03/15/49 (Call 09/15/48)	500	615,908
Micron Technology Inc., 4.66%, 02/15/30 (Call 11/15/29)	310	325,604
QUALCOMM Inc. 4.30%, 05/20/47 (Call 11/20/46)	976	1,096,573
4.65%, 05/20/35 (Call 11/20/34)	1,264	1,482,081
4.80%, 05/20/45 (Call 11/20/44)(a)	1,135	1,350,331
Texas Instruments Inc., 4.15%, 05/15/48 (Call 11/15/47)	1,485	1,799,824

		17,506,591

Software — 2.8%
Activision Blizzard Inc., 4.50%, 06/15/47 (Call 12/15/46)	525	595,463
Fidelity National Information Services Inc. 4.50%, 08/15/46 (Call 02/15/46)	650	740,545
Series 30Y, 4.75%, 05/15/48 (Call 11/15/47)	265	317,271
Fiserv Inc., 4.40%, 07/01/49 (Call 01/01/49)	1,765	1,976,690
Microsoft Corp. 3.45%, 08/08/36 (Call 02/08/36)	2,335	2,562,940
3.50%, 02/12/35 (Call 08/12/34)	1,395	1,529,559
3.50%, 11/15/42	715	781,815
3.70%, 08/08/46 (Call 02/08/46)	2,635	2,998,514
3.75%, 05/01/43 (Call 11/01/42)	375	425,978
3.75%, 02/12/45 (Call 08/12/44)	1,390	1,581,126
3.95%, 08/08/56 (Call 02/08/56)	1,355	1,603,913
4.00%, 02/12/55 (Call 08/12/54)	1,450	1,733,285
4.10%, 02/06/37 (Call 08/06/36)	2,230	2,640,464
4.20%, 11/03/35 (Call 05/03/35)	1,670	1,982,559
4.25%, 02/06/47 (Call 08/06/46)	1,225	1,521,284
4.45%, 11/03/45 (Call 05/03/45)	2,135	2,711,523
4.50%, 10/01/40	690	863,700
4.50%, 02/06/57 (Call 08/06/56)	1,600	2,079,062
4.75%, 11/03/55 (Call 05/03/55)	455	611,165
4.88%, 12/15/43 (Call 06/15/43)	560	740,386
5.20%, 06/01/39	807	1,085,508
5.30%, 02/08/41	1,000	1,367,546
Oracle Corp. 3.25%, 05/15/30 (Call 02/15/30)	950	1,011,883
3.80%, 11/15/37 (Call 05/15/37)	1,290	1,419,546
3.85%, 07/15/36 (Call 01/15/36)	1,110	1,227,010
3.90%, 05/15/35 (Call 11/15/34)	760	848,111
4.00%, 07/15/46 (Call 01/15/46)	1,640	1,824,091
4.00%, 11/15/47 (Call 05/15/47)	1,720	1,927,941
4.13%, 05/15/45 (Call 11/15/44)	1,975	2,225,364
4.30%, 07/08/34 (Call 01/08/34)	1,990	2,332,059
4.38%, 05/15/55 (Call 11/15/54)	934	1,112,818
4.50%, 07/08/44 (Call 01/08/44)	570	677,758
5.38%, 07/15/40	1,455	1,891,296
6.13%, 07/08/39	1,165	1,640,713
6.50%, 04/15/38	741	1,070,287

		51,659,173

50	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2019	iShares® Long-Term Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Telecommunications — 7.6%
America Movil SAB de CV 4.38%, 07/16/42(a)	$453	$513,164
4.38%, 04/22/49 (Call 10/22/48)(a)	1,250	1,443,472
6.13%, 11/15/37	125	167,579
6.13%, 03/30/40	1,126	1,527,489
6.38%, 03/01/35(a)	400	540,125
AT&T Inc. 4.30%, 02/15/30 (Call 11/15/29)	2,510	2,760,624
4.30%, 12/15/42 (Call 06/15/42)	1,185	1,254,304
4.35%, 06/15/45 (Call 12/15/44)	2,245	2,377,881
4.50%, 05/15/35 (Call 11/15/34)	2,095	2,311,087
4.50%, 03/09/48 (Call 09/09/47)	3,055	3,267,300
4.55%, 03/09/49 (Call 09/09/48)	1,745	1,877,591
4.65%, 06/01/44 (Call 12/01/43)	370	402,469
4.75%, 05/15/46 (Call 11/15/45)	2,685	2,980,994
4.80%, 06/15/44 (Call 12/15/43)	2,250	2,505,582
4.85%, 03/01/39 (Call 09/01/38)	1,480	1,677,564
4.85%, 07/15/45 (Call 01/15/45)	763	864,114
4.90%, 08/15/37 (Call 02/14/37)	990	1,129,182
4.90%, 06/15/42	475	536,526
5.15%, 03/15/42	1,115	1,295,384
5.15%, 11/15/46 (Call 05/15/46)	1,335	1,552,474
5.15%, 02/15/50 (Call 08/14/49)(a)	2,154	2,522,560
5.25%, 03/01/37 (Call 09/01/36)	1,770	2,083,230
5.30%, 08/15/58 (Call 02/14/58)(a)	865	1,030,990
5.35%, 09/01/40	1,535	1,818,243
5.35%, 12/15/43	225	268,923
5.38%, 10/15/41	340	399,018
5.45%, 03/01/47 (Call 09/01/46)(a)	1,740	2,102,481
5.55%, 08/15/41	346	417,018
5.65%, 02/15/47 (Call 08/15/46)	1,005	1,243,991
5.70%, 03/01/57 (Call 09/01/56)	679	852,226
6.00%, 08/15/40 (Call 05/15/40)(a)	870	1,089,498
6.10%, 07/15/40	100	126,415
6.15%, 09/15/34	50	63,601
6.20%, 03/15/40	100	126,667
6.25%, 03/29/41(a)	250	321,522
6.30%, 01/15/38	25	32,484
6.35%, 03/15/40	255	331,033
6.38%, 03/01/41	945	1,234,466
6.45%, 06/15/34	25	31,382
6.55%, 02/15/39	350	462,580
AT&T Mobility LLC, 7.13%, 12/15/31	60	80,837
Bell Canada Inc. 4.30%, 07/29/49 (Call 01/29/49)(a)	735	838,907
4.46%, 04/01/48 (Call 10/01/47)	1,309	1,516,272
British Telecommunications PLC, 9.63%, 12/15/30	2,302	3,532,290
Cisco Systems Inc. 5.50%, 01/15/40	1,345	1,850,199
5.90%, 02/15/39	1,895	2,683,031
Corning Inc. 4.38%, 11/15/57 (Call 05/15/57)	930	984,527
4.70%, 03/15/37 (Call 09/15/36)	165	184,237
4.75%, 03/15/42	735	842,590
5.35%, 11/15/48 (Call 05/15/48)(a)	440	573,913
5.75%, 08/15/40	250	310,512
5.85%, 11/15/68 (Call 05/15/68)	50	61,243
7.25%, 08/15/36 (Call 08/15/26)	90	110,388
Deutsche Telekom International Finance BV 4.75%, 06/21/38 (Call 12/21/37)(a)(b)	650	743,291

Security	Par (000)	Value

Telecommunications (continued)
4.88%, 03/06/42(a)(b)	$345	$402,302
8.75%, 06/15/30	3,410	5,040,167
9.25%, 06/01/32	529	836,049
Juniper Networks Inc., 5.95%, 03/15/41	390	444,125
Koninklijke KPN NV, 8.38%, 10/01/30	501	677,964
Motorola Solutions Inc., 5.50%, 09/01/44	520	558,143
Ooredoo International Finance Ltd., 4.50%, 01/31/43(a)(b)	410	469,066
Orange SA 5.38%, 01/13/42(a)	555	710,370
5.50%, 02/06/44 (Call 08/06/43)	485	641,343
9.00%, 03/01/31	2,017	3,148,101
Rogers Communications Inc. 3.70%, 11/15/49 (Call 05/15/49)	40	40,853
4.30%, 02/15/48 (Call 08/15/47)(a)	795	888,338
4.35%, 05/01/49 (Call 11/01/48)	710	799,394
4.50%, 03/15/43 (Call 09/15/42)	595	678,734
5.00%, 03/15/44 (Call 09/15/43)	1,055	1,297,933
5.45%, 10/01/43 (Call 04/01/43)	976	1,238,492
7.50%, 08/15/38	240	359,530
SES Global Americas Holdings GP, 5.30%, 03/25/44(b)	805	856,136
Telefonica Emisiones SA 4.67%, 03/06/38	545	595,943
4.90%, 03/06/48	1,110	1,242,399
5.21%, 03/08/47	2,555	2,971,329
5.52%, 03/01/49 (Call 09/01/48)(a)	505	614,660
7.05%, 06/20/36	1,710	2,371,415
Telefonica Europe BV, 8.25%, 09/15/30	915	1,323,577
TELUS Corp. 4.30%, 06/15/49 (Call 12/15/48)(a)	765	868,289
4.60%, 11/16/48 (Call 05/16/48)	540	638,404
Verizon Communications Inc. 3.85%, 11/01/42 (Call 05/01/42)	1,080	1,158,234
4.02%, 12/03/29 (Call 09/03/29)	2,350	2,630,336
4.13%, 08/15/46	1,175	1,322,197
4.27%, 01/15/36	2,880	3,259,004
4.40%, 11/01/34 (Call 05/01/34)	1,790	2,066,383
4.50%, 08/10/33	2,870	3,350,636
4.52%, 09/15/48	3,370	4,009,008
4.67%, 03/15/55	1,602	1,968,031
4.75%, 11/01/41	1,333	1,604,617
4.81%, 03/15/39	1,125	1,368,065
4.86%, 08/21/46	2,527	3,132,374
5.01%, 04/15/49	2,350	3,034,387
5.01%, 08/21/54	640	828,694
5.25%, 03/16/37	2,330	2,934,817
5.50%, 03/16/47	1,565	2,132,332
5.85%, 09/15/35	150	199,504
6.40%, 09/15/33	670	909,294
6.40%, 02/15/38	50	69,092
6.55%, 09/15/43	1,120	1,668,172
7.75%, 12/01/30	125	181,127
Vodafone Group PLC 4.25%, 09/17/50	1,200	1,230,614
4.38%, 02/19/43	1,115	1,164,960
4.88%, 06/19/49	525	590,134
5.00%, 05/30/38	1,580	1,807,985
5.13%, 06/19/59	75	86,200
5.25%, 05/30/48	2,179	2,538,485
6.15%, 02/27/37	1,600	2,042,361
6.25%, 11/30/32	535	674,881

SCHEDULE OF INVESTMENTS	51

Schedule of Investments (unaudited) (continued) October 31, 2019	iShares® Long-Term Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Telecommunications (continued)
7.88%, 02/15/30	$575	$799,804

		140,330,254

Toys, Games & Hobbies — 0.1%
Hasbro Inc.
5.10%, 05/15/44 (Call 11/15/43)(a)	815	840,335
6.35%, 03/15/40(a)	285	336,726

		1,177,061

Transportation — 3.3%
Burlington Northern Santa Fe LLC
3.90%, 08/01/46 (Call 02/01/46)	625	693,727
4.05%, 06/15/48 (Call 12/15/47)	535	612,398
4.13%, 06/15/47 (Call 12/15/46)	174	201,613
4.15%, 04/01/45 (Call 10/01/44)	1,535	1,760,887
4.15%, 12/15/48 (Call 06/15/48)	525	612,173
4.38%, 09/01/42 (Call 03/01/42)	525	607,894
4.40%, 03/15/42 (Call 09/15/41)	615	713,272
4.45%, 03/15/43 (Call 09/15/42)	426	501,935
4.55%, 09/01/44 (Call 03/01/44)	875	1,046,806
4.70%, 09/01/45 (Call 03/01/45)	685	839,807
4.90%, 04/01/44 (Call 10/01/43)	520	651,501
4.95%, 09/15/41 (Call 03/15/41)	434	539,201
5.05%, 03/01/41 (Call 09/01/40)	81	101,342
5.15%, 09/01/43 (Call 03/01/43)	580	743,568
5.40%, 06/01/41 (Call 12/01/40)	635	823,754
5.75%, 05/01/40 (Call 11/01/39)	670	906,565
6.15%, 05/01/37	475	666,696
6.20%, 08/15/36	200	277,618
7.95%, 08/15/30	83	120,306
Canadian National Railway Co.
3.20%, 08/02/46 (Call 02/02/46)	300	314,036
3.65%, 02/03/48 (Call 08/03/47)	1,345	1,494,604
4.45%, 01/20/49 (Call 07/20/48)	270	340,358
4.50%, 11/07/43 (Call 05/07/43)	50	60,144
6.20%, 06/01/36	475	672,507
6.25%, 08/01/34	186	259,504
6.38%, 11/15/37	275	400,149
6.71%, 07/15/36	425	624,053
Canadian Pacific Railway Co.
4.80%, 09/15/35 (Call 03/15/35)	517	621,967
4.80%, 08/01/45 (Call 02/01/45)	420	532,201
5.95%, 05/15/37	16	21,601
6.13%, 09/15/2115 (Call 03/15/2115)	798	1,173,720
7.13%, 10/15/31	780	1,101,344
CSX Corp.
2.40%, 02/15/30 (Call 11/15/29)	250	245,186
3.35%, 09/15/49 (Call 03/15/49)	765	756,145
3.80%, 11/01/46 (Call 05/01/46)	578	607,220
3.95%, 05/01/50 (Call 11/01/49)	210	226,521
4.10%, 03/15/44 (Call 09/15/43)	425	466,337
4.25%, 11/01/66 (Call 05/01/66)	546	587,433
4.30%, 03/01/48 (Call 09/01/47)	771	869,695
4.40%, 03/01/43 (Call 09/01/42)	350	392,864
4.50%, 03/15/49 (Call 09/15/48)	525	618,809
4.50%, 08/01/54 (Call 02/01/54)	200	232,797
4.65%, 03/01/68 (Call 09/01/67)	135	156,315
4.75%, 05/30/42 (Call 11/30/41)(a)	586	686,662
5.50%, 04/15/41 (Call 10/15/40)	230	288,004
6.00%, 10/01/36	345	444,631
6.15%, 05/01/37	533	704,674

Security	Par (000)	Value

Transportation (continued)
6.22%, 04/30/40	$835	$1,134,859
Empresa de Transporte de Pasajeros Metro SA, 5.00%, 01/25/47 (Call 07/25/46)	400	467,880
FedEx Corp.
3.88%, 08/01/42(a)	260	253,677
3.90%, 02/01/35	745	762,458
4.05%, 02/15/48 (Call 08/15/47)	970	957,918
4.10%, 04/15/43	652	652,840
4.10%, 02/01/45	590	583,760
4.40%, 01/15/47 (Call 07/15/46)	540	552,477
4.55%, 04/01/46 (Call 10/01/45)	1,150	1,205,306
4.75%, 11/15/45 (Call 05/15/45)	875	943,444
4.90%, 01/15/34	455	526,369
4.95%, 10/17/48 (Call 04/17/48)	481	537,012
5.10%, 01/15/44	1,085	1,220,070
Kansas City Southern
4.30%, 05/15/43 (Call 11/15/42)	140	153,975
4.95%, 08/15/45 (Call 02/15/45)	270	327,324
Lima Metro Line 2 Finance Ltd., 5.88%, 07/05/34	220	258,014
Norfolk Southern Corp.
3.40%, 11/01/49 (Call 05/01/49)	170	170,230
3.94%, 11/01/47 (Call 05/01/47)	565	620,316
3.95%, 10/01/42 (Call 04/01/42)	170	183,638
4.05%, 08/15/52 (Call 02/15/52)	1,220	1,354,404
4.10%, 05/15/49 (Call 11/15/48)	345	390,477
4.15%, 02/28/48 (Call 08/28/47)	1,110	1,255,528
4.45%, 06/15/45 (Call 12/15/44)	310	360,625
4.65%, 01/15/46 (Call 07/15/45)	380	455,222
4.84%, 10/01/41	845	1,012,967
5.10%, 08/01/2118 (Call 02/01/2118)	125	150,347
Pelabuhan Indonesia II PT, 5.38%, 05/05/45	200	228,250
Polar Tankers Inc., 5.95%, 05/10/37(b)	30	37,348
TTX Co.
4.20%, 07/01/46 (Call 01/01/46)	250	281,028
4.60%, 02/01/49 (Call 08/01/48)(b)	250	305,594
Union Pacific Corp.
3.35%, 08/15/46 (Call 02/15/46)	150	147,818
3.38%, 02/01/35 (Call 08/01/34)	550	568,478
3.55%, 08/15/39 (Call 02/15/39)	185	195,437
3.60%, 09/15/37 (Call 03/15/37)	455	475,203
3.80%, 10/01/51 (Call 04/01/51)	1,115	1,190,789
3.88%, 02/01/55 (Call 08/01/54)	375	395,092
4.00%, 04/15/47 (Call 10/15/46)	150	165,031
4.05%, 11/15/45 (Call 05/15/45)	500	545,916
4.05%, 03/01/46 (Call 09/01/45)	695	764,676
4.10%, 09/15/67 (Call 03/15/67)	445	461,803
4.15%, 01/15/45 (Call 07/15/44)	405	448,216
4.25%, 04/15/43 (Call 10/15/42)	331	373,148
4.30%, 06/15/42 (Call 12/15/41)(a)	150	167,904
4.30%, 03/01/49 (Call 09/01/48)(a)	983	1,142,867
4.38%, 09/10/38 (Call 03/10/38)	1,066	1,230,673
4.38%, 11/15/65 (Call 05/15/65)	591	640,519
4.50%, 09/10/48 (Call 03/10/48)	1,025	1,237,603
4.75%, 09/15/41 (Call 03/15/41)	193	232,507
4.75%, 12/15/43 (Call 06/15/43)	175	213,649
4.80%, 09/10/58 (Call 03/10/58)	395	487,996
4.82%, 02/01/44 (Call 08/01/43)(a)	235	290,203
United Parcel Service Inc.
3.40%, 11/15/46 (Call 05/15/46)	110	112,951
3.40%, 09/01/49 (Call 03/01/49)(a)	590	602,025

52	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2019	iShares® Long-Term Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Transportation (continued)
3.63%, 10/01/42	$445	$473,005
3.75%, 11/15/47 (Call 05/15/47)	495	533,862
4.25%, 03/15/49 (Call 09/15/48)	1,125	1,308,979
4.88%, 11/15/40 (Call 05/15/40)	430	531,429
6.20%, 01/15/38	945	1,327,255
United Parcel Service of America Inc., 8.38%, 04/01/30(f)	30	42,845

		60,971,780

Trucking & Leasing — 0.0%
GATX Corp.
4.50%, 03/30/45 (Call 09/30/44)(a)	150	158,002
5.20%, 03/15/44 (Call 09/15/43)(a)	185	216,601

		374,603

Unknown BI — 0.0%
Target Corp., 6.35%, 11/01/32(a)	135	191,028
Votorantim Cimentos SA, 7.25%, 04/05/41	500	633,437

		824,465

Water — 0.2%
American Water Capital Corp.
3.75%, 09/01/47 (Call 03/01/47)	1,220	1,312,991
4.00%, 12/01/46 (Call 06/01/46)	145	161,464
4.15%, 06/01/49 (Call 12/01/48)	265	307,810
4.20%, 09/01/48 (Call 03/01/48)(a)	490	567,623
4.30%, 12/01/42 (Call 06/01/42)	76	86,789
4.30%, 09/01/45 (Call 03/01/45)	920	1,071,637
6.59%, 10/15/37	395	558,672
Aqua America Inc., 4.28%, 05/01/49 (Call 11/01/48)	210	238,134
Veolia Environnement SA, 6.75%, 06/01/38	179	247,499

		4,552,619

Total Corporate Bonds & Notes — 97.1% (Cost: $1,678,991,357)		1,791,497,233

Security	Shares (000)	Value

Short-Term Investments

Money Market Funds — 8.1%
BlackRock Cash Funds: Institutional, SL Agency Shares,
2.00%(g)(h)(i)	108,324	$108,378,576
BlackRock Cash Funds: Treasury, SL Agency Shares,
1.74%(g)(h)	40,445	40,445,000

		148,823,576

Total Short-Term Investments — 8.1% (Cost: $148,799,621)		148,823,576

Total Investments in Securities — 105.2% (Cost: $1,827,790,978)		1,940,320,809

Other Assets, Less Liabilities — (5.2)%		(95,127,922)

Net Assets — 100.0%		$1,845,192,887

(a)	All or a portion of this security is on loan.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security is issued at a fixed coupon rate, which converts to a variable rate at a specified date.
(d)	Variable or floating rate security. Rate shown is the rate in effect as of period-end.
(e)	Perpetual security with no stated maturity date.
(f)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(g)	Affiliate of the Fund.
(h)	Annualized 7-day yield as of period-end.
(i)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to a recently published shareholder report. Shareholder reports are available on the Fund’s website at iShares.com and on the U.S. Securities and Exchange Commission website at sec.gov.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Corporate Bonds & Notes	$—	$1,791,497,233	$—	$1,791,497,233
Money Market Funds	148,823,576	—	—	148,823,576

	$148,823,576	$1,791,497,233	$—	$1,940,320,809

SCHEDULE OF INVESTMENTS	53

Statement of Assets and Liabilities  (unaudited)

October 31, 2019

iShares Long-Term Corporate Bond ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$1,791,497,233
Affiliated(c)	148,823,576
Receivables:
Investments sold	27,838,009
Securities lending income — Affiliated	26,914
Capital shares sold	1,327,247
Dividends	60,425
Interest	19,780,214

Total assets	1,989,353,618

LIABILITIES
Bank overdraft	161,617
Collateral on securities loaned, at value	108,344,672
Payables:
Investments purchased	35,566,772
Investment advisory fees	87,670

Total liabilities	144,160,731

NET ASSETS	$1,845,192,887

NET ASSETS CONSIST OF:
Paid-in capital	$1,741,056,402
Accumulated earnings	104,136,485

NET ASSETS	$1,845,192,887

Shares outstanding	27,700,000

Net asset value	$66.61

Shares authorized	Unlimited

Par value	None

(a) Securities loaned, at value	$105,893,841
(b) Investments, at cost — Unaffiliated	$1,678,991,357
(c) Investments, at cost — Affiliated	$148,799,621

54	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments February 28, 2019	iShares® Long-Term Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes

Advertising — 0.0%
WPP Finance 2010, 5.63%, 11/15/43	$310	$288,845

Aerospace & Defense — 1.9%
BAE Systems Holdings Inc., 4.75%, 10/07/44(a)	350	356,367
Boeing Co. (The) 3.38%, 06/15/46 (Call 12/15/45)	135	121,873
3.50%, 03/01/39 (Call 09/01/38)	280	264,147
3.55%, 03/01/38 (Call 09/01/37)	180	172,150
3.65%, 03/01/47 (Call 09/01/46)	150	141,679
3.85%, 11/01/48 (Call 05/01/48)	75	73,361
5.88%, 02/15/40	150	187,051
6.63%, 02/15/38	66	86,808
6.88%, 03/15/39	252	341,345
General Dynamics Corp., 3.60%, 11/15/42 (Call 05/14/42)(b)	200	193,042
Harris Corp. 4.85%, 04/27/35 (Call 10/27/34)	175	180,589
5.05%, 04/27/45 (Call 10/27/44)	200	212,628
6.15%, 12/15/40	100	118,402
Lockheed Martin Corp. 3.60%, 03/01/35 (Call 09/01/34)	150	142,528
3.80%, 03/01/45 (Call 09/01/44)	540	505,413
4.07%, 12/15/42	140	136,830
4.09%, 09/15/52 (Call 03/15/52)	545	526,691
4.50%, 05/15/36 (Call 11/15/35)	370	388,616
4.70%, 05/15/46 (Call 11/15/45)	385	412,440
Series B, 6.15%, 09/01/36	150	183,279
Northrop Grumman Corp. 3.85%, 04/15/45 (Call 10/15/44)	95	87,213
4.03%, 10/15/47 (Call 04/15/47)	750	701,889
4.75%, 06/01/43	200	209,527
5.05%, 11/15/40	200	216,162
Northrop Grumman Systems Corp., 7.75%, 02/15/31	250	336,140
Raytheon Co. 4.20%, 12/15/44 (Call 06/15/44)	100	103,428
4.70%, 12/15/41(b)	150	165,551
4.88%, 10/15/40	212	238,664
Rockwell Collins Inc. 4.35%, 04/15/47 (Call 10/15/46)	455	429,111
4.80%, 12/15/43 (Call 06/15/43)	150	150,817
United Technologies Corp. 3.75%, 11/01/46 (Call 05/01/46)	320	281,044
4.05%, 05/04/47 (Call 11/04/46)	200	183,902
4.15%, 05/15/45 (Call 11/16/44)	425	397,176
4.50%, 06/01/42	1,100	1,087,108
4.63%, 11/16/48 (Call 05/16/48)	600	604,442
5.40%, 05/01/35(b)	121	131,894
5.70%, 04/15/40	280	315,662
6.05%, 06/01/36	150	172,698
6.13%, 07/15/38	290	340,838
7.50%, 09/15/29	330	422,385

		11,320,890

Agriculture — 1.3%
Altria Group Inc. 3.88%, 09/16/46 (Call 03/16/46)(b)	460	347,554
4.25%, 08/09/42	470	379,016
4.50%, 05/02/43	285	235,888
5.38%, 01/31/44(b)	410	381,713
5.80%, 02/14/39 (Call 08/14/38)	150	149,341

Security	Par (000)	Value

Agriculture (continued)
5.95%, 02/14/49 (Call 08/14/48)	$500	$499,450
6.20%, 02/14/59 (Call 08/14/58)	500	500,746
Archer-Daniels-Midland Co. 4.02%, 04/16/43	399	390,155
4.50%, 03/15/49 (Call 09/15/48)(b)	250	263,484
4.54%, 03/26/42	378	395,200
BAT Capital Corp. 4.39%, 08/15/37 (Call 02/15/37)	725	600,851
4.54%, 08/15/47 (Call 02/15/47)	775	625,624
Philip Morris International Inc. 3.88%, 08/21/42	225	195,712
4.13%, 03/04/43	275	246,636
4.25%, 11/10/44(b)	275	251,938
4.38%, 11/15/41	100	92,617
4.50%, 03/20/42	130	122,552
4.88%, 11/15/43	215	212,261
6.38%, 05/16/38	525	616,831
Reynolds American Inc. 5.70%, 08/15/35 (Call 02/15/35)	250	246,502
5.85%, 08/15/45 (Call 02/12/45)(b)	770	733,570
6.15%, 09/15/43	150	147,743
7.25%, 06/15/37	103	112,570

		7,747,954

Apparel — 0.1%
NIKE Inc. 3.38%, 11/01/46 (Call 05/01/46)	200	181,312
3.63%, 05/01/43 (Call 11/01/42)	250	238,159
3.88%, 11/01/45 (Call 05/01/45)	245	241,895
VF Corp., 6.45%, 11/01/37	125	147,988

		809,354

Auto Manufacturers — 0.8%
Daimler Finance North America LLC, 8.50%, 01/18/31	530	722,825
Ford Holdings LLC, 9.30%, 03/01/30(b)	75	85,593
Ford Motor Co. 4.75%, 01/15/43	605	463,062
5.29%, 12/08/46 (Call 06/08/46)	435	351,039
7.40%, 11/01/46	169	169,402
7.45%, 07/16/31(b)	485	511,690
General Motors Co. 5.00%, 04/01/35	255	228,098
5.15%, 04/01/38 (Call 10/01/37)	325	291,875
5.20%, 04/01/45	445	387,718
5.40%, 04/01/48 (Call 10/01/47)	100	89,484
6.25%, 10/02/43	450	444,815
6.60%, 04/01/36 (Call 10/01/35)	425	439,395
6.75%, 04/01/46 (Call 10/01/45)	395	406,551

		4,591,547

Auto Parts & Equipment — 0.0%
Aptiv PLC, 4.40%, 10/01/46 (Call 04/01/46)(b)	100	86,101
BorgWarner Inc., 4.38%, 03/15/45 (Call 09/15/44)	185	167,087

		253,188

Banks — 7.7%
Bank of America Corp. 3.95%, 01/23/49 (Call 01/23/48)(b)(c)(d)	725	681,560
4.24%, 04/24/38 (Call 04/24/37)(c)(d)	550	546,797
4.44%, 01/20/48 (Call 01/20/47)(b)(c)(d)	590	599,652
4.88%, 04/01/44	100	107,771
5.00%, 01/21/44	395	431,637
5.88%, 02/07/42	450	547,260

SCHEDULE OF INVESTMENTS	55

Schedule of Investments (continued) February 28, 2019	iShares® Long-Term Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
6.11%, 01/29/37	$700	$808,191
7.75%, 05/14/38	650	876,167
Series L, 4.75%, 04/21/45	58	59,088
Bank of America N.A., 6.00%, 10/15/36	400	479,012
Bank of New York Mellon Corp. (The), 3.30%, 08/23/29 (Call 05/23/29)	550	535,143
Barclays PLC 4.95%, 01/10/47(b)	535	512,149
5.25%, 08/17/45	300	297,354
BNP Paribas SA, 7.20%, (Call 06/25/37)(a)(b)(c)(d)(e)	200	213,250
Citigroup Inc. 3.88%, 01/24/39 (Call 01/22/38)(c)(d)	295	278,962
4.28%, 04/24/48 (Call 10/24/47)(c)(d)	390	388,135
4.65%, 07/30/45	475	493,626
4.65%, 07/23/48 (Call 06/23/48)	340	354,652
4.75%, 05/18/46	325	318,899
5.30%, 05/06/44	355	376,076
5.88%, 02/22/33	75	83,845
5.88%, 01/30/42	400	474,228
6.00%, 10/31/33	50	56,694
6.13%, 08/25/36	282	320,802
6.63%, 06/15/32	500	593,004
6.68%, 09/13/43	440	542,888
8.13%, 07/15/39	680	986,812
Commonwealth Bank of Australia, 4.32%, 01/10/48(a)	550	501,395
Cooperatieve Rabobank UA 5.25%, 05/24/41(b)	620	714,292
5.25%, 08/04/45	361	389,325
5.75%, 12/01/43	425	487,322
Credit Suisse Group Funding Guernsey Ltd., 4.88%, 05/15/45	711	731,084
Fifth Third Bancorp., 8.25%, 03/01/38	380	523,363
First Republic Bank/CA, 4.38%, 08/01/46 (Call 02/01/46)	250	232,074
Goldman Sachs Group Inc. (The) 4.02%, 10/31/38 (Call 10/31/37)(c)(d)	575	530,972
4.41%, 04/23/39 (Call 04/23/38)(c)(d)	610	590,019
4.75%, 10/21/45 (Call 04/21/45)	600	607,435
4.80%, 07/08/44 (Call 01/08/44)	610	619,246
5.15%, 05/22/45	585	588,875
6.25%, 02/01/41	725	872,929
6.45%, 05/01/36	25	29,013
6.75%, 10/01/37	2,010	2,389,601
HSBC Bank USA N.A., 7.00%, 01/15/39	250	322,969
HSBC Bank USA N.A./New York NY, 5.63%, 08/15/35	385	433,964
HSBC Holdings PLC 5.25%, 03/14/44	350	369,415
6.10%, 01/14/42	225	276,820
6.50%, 05/02/36	750	890,022
6.50%, 09/15/37	825	985,420
6.80%, 06/01/38	700	864,719
7.63%, 05/17/32	300	385,517
JPMorgan Chase & Co. 3.88%, 07/24/38 (Call 07/24/37)(c)(d)	910	862,842
3.90%, 01/23/49 (Call 01/23/48)(c)(d)	630	586,181
4.03%, 07/24/48 (Call 07/24/47)(c)(d)	500	476,443
4.26%, 02/22/48 (Call 02/22/47)(c)(d)	500	492,693
4.85%, 02/01/44	250	266,039
4.95%, 06/01/45	560	593,900
5.40%, 01/06/42	500	568,562
5.50%, 10/15/40	635	731,669

Security	Par (000)	Value

Banks (continued)
5.60%, 07/15/41	$360	$420,922
5.63%, 08/16/43(b)	535	613,068
6.40%, 05/15/38	795	998,718
Lloyds Banking Group PLC 4.34%, 01/09/48	540	462,304
5.30%, 12/01/45(b)	200	199,121
Mitsubishi UFJ Financial Group Inc. 4.15%, 03/07/39	250	249,798
4.29%, 07/26/38	125	128,035
Morgan Stanley 4.30%, 01/27/45(b)	800	785,347
4.38%, 01/22/47	975	968,832
4.46%, 04/22/39 (Call 04/22/38)(c)(d)	500	501,385
6.38%, 07/24/42	550	690,909
7.25%, 04/01/32	250	324,257
Regions Financial Corp., 7.38%, 12/10/37	235	303,187
Santander UK Group Holdings PLC, 5.63%, 09/15/45(a)	200	197,267
Standard Chartered PLC 5.30%, 01/09/43(a)	200	202,689
5.70%, 03/26/44(a)(b)	700	749,181
UBS AG/London, 4.50%, 06/26/48(a)	200	216,079
Wachovia Corp. 5.50%, 08/01/35	560	618,601
6.55%, 10/15/35	50	59,479
Wells Fargo & Co. 3.90%, 05/01/45(b)	600	576,216
4.40%, 06/14/46	660	634,523
4.65%, 11/04/44	550	547,434
4.75%, 12/07/46	835	842,623
4.90%, 11/17/45	625	641,170
5.38%, 02/07/35	260	295,518
5.38%, 11/02/43	635	691,241
5.61%, 01/15/44	785	884,215
Wells Fargo Bank N.A., 6.60%, 01/15/38	250	316,026
Wells Fargo Capital X, 5.95%, 12/01/86	200	215,500

		45,211,419

Beverages — 3.0%
Anheuser-Busch Companies LLC/Anheuser-Busch InBev Worldwide Inc. 4.70%, 02/01/36 (Call 08/01/35)(a)	2,000	1,930,626
4.90%, 02/01/46 (Call 08/01/45)(a)	2,935	2,816,040
Anheuser-Busch InBev Finance Inc. 4.00%, 01/17/43	265	223,265
4.63%, 02/01/44	350	320,589
4.70%, 02/01/36 (Call 08/01/35)	25	24,133
4.90%, 02/01/46 (Call 08/01/45)	95	90,646
Anheuser-Busch InBev Worldwide Inc. 3.75%, 07/15/42	300	248,050
4.38%, 04/15/38 (Call 10/15/37)	250	229,175
4.44%, 10/06/48 (Call 04/06/48)	550	495,607
4.60%, 04/15/48 (Call 10/15/47)	835	768,994
4.75%, 04/15/58 (Call 10/15/57)(b)	400	363,929
4.90%, 01/23/31 (Call 10/23/30)	250	261,927
4.95%, 01/15/42	500	488,014
5.55%, 01/23/49 (Call 07/23/48)	1,650	1,733,583
5.80%, 01/23/59 (Call 07/23/58)(b)	500	533,332
8.00%, 11/15/39	150	195,894
8.20%, 01/15/39	380	510,492
Bacardi Ltd., 5.30%, 05/15/48 (Call 11/15/47)(a)	425	384,179
Brown-Forman Corp., 4.50%, 07/15/45 (Call 01/15/45)	128	134,737

56	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) February 28, 2019	iShares® Long-Term Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Beverages (continued)
Coca-Cola FEMSA SAB de CV, 5.25%, 11/26/43	$306	$333,309
Constellation Brands Inc. 4.10%, 02/15/48 (Call 08/15/47)	375	322,185
4.50%, 05/09/47 (Call 11/09/46)	50	45,680
5.25%, 11/15/48 (Call 05/15/48)(b)	40	40,508
Diageo Capital PLC 3.88%, 04/29/43 (Call 10/29/42)	100	97,183
5.88%, 09/30/36	365	440,192
Diageo Investment Corp. 4.25%, 05/11/42	300	304,633
7.45%, 04/15/35	11	14,949
Fomento Economico Mexicano SAB de CV, 4.38%, 05/10/43	200	195,235
Keurig Dr Pepper Inc. 4.42%, 12/15/46 (Call 06/15/46)	75	64,503
4.50%, 11/15/45 (Call 08/15/45)	350	309,185
4.99%, 05/25/38 (Call 11/25/37)(a)(b)	250	244,663
Molson Coors Brewing Co. 4.20%, 07/15/46 (Call 01/15/46)(b)	450	382,084
5.00%, 05/01/42	400	378,475
PepsiCo Inc. 3.45%, 10/06/46 (Call 04/06/46)(b)	590	539,569
3.60%, 08/13/42	250	234,933
4.00%, 03/05/42	182	180,610
4.00%, 05/02/47 (Call 11/02/46)(b)	370	367,677
4.25%, 10/22/44 (Call 04/22/44)	300	309,026
4.45%, 04/14/46 (Call 10/14/45)	350	373,982
4.60%, 07/17/45 (Call 01/17/45)(b)	250	272,000
Pernod Ricard SA, 5.50%, 01/15/42(a)	250	269,739

		17,473,532

Biotechnology — 1.5%
Amgen Inc. 4.40%, 05/01/45 (Call 11/01/44)	965	905,923
4.56%, 06/15/48 (Call 12/15/47)	375	354,652
4.66%, 06/15/51 (Call 12/15/50)(b)	1,160	1,110,926
4.95%, 10/01/41	170	172,995
5.15%, 11/15/41 (Call 05/15/41)	400	414,325
5.65%, 06/15/42 (Call 12/15/41)	40	43,545
5.75%, 03/15/40	115	126,770
Baxalta Inc., 5.25%, 06/23/45 (Call 12/23/44)(b)	125	129,116
Biogen Inc., 5.20%, 09/15/45 (Call 03/15/45)	540	564,641
Celgene Corp. 4.35%, 11/15/47 (Call 05/15/47)	400	358,116
4.55%, 02/20/48 (Call 08/20/47)	390	361,032
4.63%, 05/15/44 (Call 11/15/43)	460	429,395
5.00%, 08/15/45 (Call 02/15/45)	425	419,341
5.25%, 08/15/43	370	372,868
Gilead Sciences Inc. 4.00%, 09/01/36 (Call 03/01/36)	135	125,794
4.15%, 03/01/47 (Call 09/01/46)	425	388,536
4.50%, 02/01/45 (Call 08/01/44)	600	578,763
4.60%, 09/01/35 (Call 03/01/35)	475	474,063
4.75%, 03/01/46 (Call 09/01/45)	590	591,922
4.80%, 04/01/44 (Call 10/01/43)	630	631,939
5.65%, 12/01/41 (Call 06/01/41)	350	389,897

		8,944,559

Building Materials — 0.4%
CRH America Finance Inc., 4.50%, 04/04/48 (Call 10/04/47)(a)	400	348,526

Security	Par (000)	Value

Building Materials (continued)
Johnson Controls International PLC 4.50%, 02/15/47 (Call 08/15/46)	$225	$203,132
4.63%, 07/02/44 (Call 01/02/44)	185	172,786
4.95%, 07/02/64 (Call 01/02/64)(f)	235	207,303
5.13%, 09/14/45 (Call 03/14/45)	270	268,621
6.00%, 01/15/36(b)	100	112,145
Lafarge SA, 7.13%, 07/15/36	165	188,241
Martin Marietta Materials Inc., 4.25%, 12/15/47 (Call 06/15/47)	250	208,025
Masco Corp., 4.50%, 05/15/47 (Call 11/15/46)	100	85,974
Owens Corning 4.30%, 07/15/47 (Call 01/15/47)	335	260,445
7.00%, 12/01/36	173	187,645
Vulcan Materials Co. 4.50%, 06/15/47 (Call 12/15/46)	430	368,897
4.70%, 03/01/48 (Call 09/01/47)	25	22,253

		2,633,993

Chemicals — 1.6%
Albemarle Corp., 5.45%, 12/01/44 (Call 06/01/44)	110	110,284
Braskem America Finance Co., 7.13%, 07/22/41 (Call 01/22/41)(a)	200	233,500
Dow Chemical Co. (The) 4.25%, 10/01/34 (Call 04/01/34)	375	348,843
4.38%, 11/15/42 (Call 05/15/42)	540	485,949
4.63%, 10/01/44 (Call 04/01/44)	235	217,149
5.25%, 11/15/41 (Call 08/15/41)	375	377,952
5.55%, 11/30/48 (Call 05/30/48)(a)	40	42,087
7.38%, 11/01/29	210	258,975
9.40%, 05/15/39	180	263,303
DowDuPont Inc. 5.32%, 11/15/38 (Call 05/15/38)	475	502,638
5.42%, 11/15/48 (Call 05/15/48)	670	715,082
Eastman Chemical Co. 4.65%, 10/15/44 (Call 04/15/44)	320	297,870
4.80%, 09/01/42 (Call 03/01/42)	208	197,114
International Flavors & Fragrances Inc. 4.38%, 06/01/47 (Call 12/01/46)	200	183,011
5.00%, 09/26/48 (Call 03/26/48)(b)	110	109,122
Lubrizol Corp. (The), 6.50%, 10/01/34	120	157,607
LYB International Finance BV 4.88%, 03/15/44 (Call 09/15/43)(b)	370	347,382
5.25%, 07/15/43	240	234,851
LyondellBasell Industries NV, 4.63%, 02/26/55 (Call 08/26/54)	390	335,550
Methanex Corp., 5.65%, 12/01/44 (Call 06/01/44)	150	135,348
Mexichem SAB de CV, 5.88%, 09/17/44(a)	200	193,430
Mosaic Co. (The) 5.45%, 11/15/33 (Call 05/15/33)	333	345,698
5.63%, 11/15/43 (Call 05/15/43)(b)	260	264,667
Nutrien Ltd. 4.13%, 03/15/35 (Call 09/15/34)	337	303,870
4.90%, 06/01/43 (Call 12/01/42)	275	264,401
5.25%, 01/15/45 (Call 07/15/44)	4	3,980
5.63%, 12/01/40	200	208,565
5.88%, 12/01/36	101	109,651
6.13%, 01/15/41 (Call 07/15/40)	225	249,151
OCP SA, 6.88%, 04/25/44(a)	200	218,000
Praxair Inc., 3.55%, 11/07/42 (Call 05/07/42)(b)	300	276,840
Rohm & Haas Co., 7.85%, 07/15/29	100	125,345
RPM International Inc., 4.25%, 01/15/48 (Call 07/15/47)	150	123,808

SCHEDULE OF INVESTMENTS	57

Schedule of Investments (continued) February 28, 2019	iShares® Long-Term Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Chemicals (continued)
Sherwin-Williams Co. (The) 4.00%, 12/15/42 (Call 06/15/42)	$200	$170,382
4.50%, 06/01/47 (Call 12/01/46)	494	462,242
4.55%, 08/01/45 (Call 02/01/45)	45	41,243
Syngenta Finance NV, 5.68%, 04/24/48 (Call 10/24/47)(a)	300	267,992
Westlake Chemical Corp. 4.38%, 11/15/47 (Call 05/15/47)	265	224,120
5.00%, 08/15/46 (Call 02/15/46)	200	186,169

		9,593,171

Commercial Services — 1.3%
California Institute of Technology 4.32%, 08/01/45	12	12,563
4.70%, 11/01/11	100	105,435
Cleveland Clinic Foundation (The), 4.86%, 01/01/14	200	206,447
DP World Ltd. 5.63%, 09/25/48(a)	200	201,500
6.85%, 07/02/37(a)(b)	600	712,500
Ecolab Inc. 3.70%, 11/01/46 (Call 05/01/46)	50	44,877
3.95%, 12/01/47 (Call 06/01/47)	430	419,244
5.50%, 12/08/41	66	76,052
Equifax Inc., 7.00%, 07/01/37	115	125,904
ERAC USA Finance LLC, 7.00%, 10/15/37(a)(b)	900	1,105,314
George Washington University (The) 4.87%, 09/15/45	16	17,857
Series 2018, 4.13%, 09/15/48 (Call 03/15/48)	575	577,172
Johns Hopkins University, Series 2013, 4.08%, 07/01/53	11	10,748
Massachusetts Institute of Technology 3.96%, 07/01/38	9	9,287
4.68%, 07/01/14	150	162,963
5.60%, 07/01/11(b)	375	485,774
Moody’s Corp., 5.25%, 07/15/44	250	270,137
Northwestern University, 4.64%, 12/01/44	355	395,876
President and Fellows of Harvard College 3.15%, 07/15/46 (Call 01/15/46)	375	334,408
3.30%, 07/15/56 (Call 01/15/56)	250	220,073
Princeton University, 5.70%, 03/01/39	300	377,377
S&P Global Inc. 4.50%, 05/15/48 (Call 11/15/47)	200	204,675
6.55%, 11/15/37	161	202,876
Trustees of Dartmouth College, 3.47%, 06/01/46	100	92,063
University of Notre Dame du Lac
Series 2015, 3.44%, 02/15/45	9	8,432
Series 2017, 3.39%, 02/15/48 (Call 08/15/47)	200	186,475
University of Southern California 3.03%, 10/01/39	325	296,183
5.25%, 10/01/11	150	175,380
Verisk Analytics Inc., 5.50%, 06/15/45 (Call 12/15/44)	111	113,646
Wesleyan University, 4.78%, 07/01/16	50	49,344
William Marsh Rice University 3.57%, 05/15/45	301	287,196
3.77%, 05/15/55	125	120,093

		7,607,871

Computers — 1.6%
Apple Inc. 3.45%, 02/09/45	575	518,834
3.75%, 09/12/47 (Call 03/12/47)	395	371,854
3.75%, 11/13/47 (Call 05/13/47)	250	236,421
3.85%, 05/04/43	850	822,746

Security	Par (000)	Value

Computers (continued)
3.85%, 08/04/46 (Call 02/04/46)	$550	$529,427
4.25%, 02/09/47 (Call 08/09/46)(b)	450	460,186
4.38%, 05/13/45	625	647,928
4.45%, 05/06/44	425	445,482
4.50%, 02/23/36 (Call 08/23/35)	275	295,928
4.65%, 02/23/46 (Call 08/23/45)	1,200	1,293,581
Dell International LLC/EMC Corp. 8.10%, 07/15/36 (Call 01/15/36)(a)	450	509,098
8.35%, 07/15/46 (Call 01/15/46)(a)	625	731,343
Hewlett Packard Enterprise Co. 6.20%, 10/15/35 (Call 04/15/35)	285	293,411
6.35%, 10/15/45 (Call 04/15/45)	475	480,991
HP Inc., 6.00%, 09/15/41(b)	370	377,382
International Business Machines Corp. 4.00%, 06/20/42	535	509,730
4.70%, 02/19/46(b)	200	210,414
5.60%, 11/30/39(b)	195	225,189
5.88%, 11/29/32	291	349,259
7.13%, 12/01/96(b)	75	92,534
Seagate HDD Cayman, 5.75%, 12/01/34 (Call 06/01/34)	165	146,385

		9,548,123

Cosmetics & Personal Care — 0.4%
Colgate-Palmolive Co. 3.70%, 08/01/47 (Call 02/01/47)	175	172,091
4.00%, 08/15/45	200	205,046
Estee Lauder Companies Inc. (The) 3.70%, 08/15/42	50	46,573
4.15%, 03/15/47 (Call 09/15/46)	125	125,399
4.38%, 06/15/45 (Call 12/15/44)	275	283,379
6.00%, 05/15/37	180	221,170
Procter & Gamble Co. (The), 3.50%, 10/25/47(b)	425	406,384
Unilever Capital Corp., 5.90%, 11/15/32	575	705,039

		2,165,081

Distribution & Wholesale — 0.1%
WW Grainger Inc. 3.75%, 05/15/46 (Call 11/15/45)	250	223,976
4.20%, 05/15/47 (Call 11/15/46)	205	198,107
4.60%, 06/15/45 (Call 12/15/44)	170	175,117

		597,200

Diversified Financial Services — 1.8%
American Express Co., 4.05%, 12/03/42	370	364,039
Blackstone Holdings Finance Co. LLC, 4.45%, 07/15/45(a)	400	370,128
Brookfield Finance Inc., 4.70%, 09/20/47 (Call 03/20/47)	305	278,621
Carlyle Holdings II Finance LLC, 5.63%, 03/30/43(a)	135	129,743
CME Group Inc. 4.15%, 06/15/48 (Call 12/15/47)(b)	180	183,313
5.30%, 09/15/43 (Call 03/15/43)	300	357,595
Credit Suisse USA Inc., 7.13%, 07/15/32	268	345,520
FMR LLC, 6.50%, 12/14/40(a)	500	619,426
GE Capital International Funding Co. Unlimited Co., 4.42%, 11/15/35	3,565	3,219,125
Invesco Finance PLC, 5.38%, 11/30/43	141	145,389
Jefferies Group LLC 6.25%, 01/15/36	220	217,071
6.50%, 01/20/43	150	147,659
Jefferies Group LLC/Jefferies Group Capital Finance Inc., 4.15%, 01/23/30	250	218,432
KKR Group Finance Co. II LLC, 5.50%, 02/01/43 (Call 08/01/42)(a)	500	511,928

58	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) February 28, 2019	iShares® Long-Term Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Diversified Financial Services (continued)
Legg Mason Inc., 5.63%, 01/15/44	$210	$204,445
Mastercard Inc. 3.80%, 11/21/46 (Call 05/21/46)	150	148,107
3.95%, 02/26/48 (Call 08/26/47)	145	145,731
National Rural Utilities Cooperative Finance Corp. 4.02%, 11/01/32 (Call 05/01/32)	50	51,607
4.30%, 03/15/49 (Call 09/15/48)	300	305,782
Series C, 8.00%, 03/01/32	271	371,594
Raymond James Financial Inc., 4.95%, 07/15/46	310	310,590
Visa Inc. 3.65%, 09/15/47 (Call 03/15/47)	290	275,541
4.15%, 12/14/35 (Call 06/14/35)	585	612,296
4.30%, 12/14/45 (Call 06/14/45)	875	918,146
Western Union Co. (The) 6.20%, 11/17/36	265	268,315
6.20%, 06/21/40	90	85,603

		10,805,746

Electric — 12.0%
Abu Dhabi National Energy Co. PJSC, 4.88%, 04/23/30(a)	800	831,000
AEP Transmission Co. LLC 3.75%, 12/01/47 (Call 06/01/47)	200	187,757
4.00%, 12/01/46 (Call 06/01/46)	150	145,135
4.25%, 09/15/48 (Call 03/15/48)	150	151,816
Alabama Power Co. 3.75%, 03/01/45 (Call 09/01/44)	150	138,557
3.85%, 12/01/42	100	93,657
4.10%, 01/15/42	10	9,563
4.15%, 08/15/44 (Call 02/15/44)	302	297,114
4.30%, 01/02/46 (Call 07/02/45)	250	252,356
6.00%, 03/01/39	270	323,804
6.13%, 05/15/38	200	241,167
Series B, 3.70%, 12/01/47 (Call 06/01/47)	25	22,967
Ameren Illinois Co. 3.70%, 12/01/47 (Call 06/01/47)	225	212,282
4.15%, 03/15/46 (Call 09/15/45)	350	351,331
4.50%, 03/15/49 (Call 09/15/48)	50	53,455
Appalachian Power Co. 4.40%, 05/15/44 (Call 11/15/43)	11	10,820
4.45%, 06/01/45 (Call 12/01/44)	150	148,833
7.00%, 04/01/38	170	214,553
Series L, 5.80%, 10/01/35	25	27,948
Arizona Public Service Co. 3.75%, 05/15/46 (Call 11/15/45)	275	250,825
4.25%, 03/01/49 (Call 09/01/48)	100	99,023
4.35%, 11/15/45 (Call 05/15/45)	45	45,156
4.50%, 04/01/42 (Call 10/01/41)	326	331,850
5.05%, 09/01/41 (Call 03/01/41)	160	172,816
Avista Corp., 4.35%, 06/01/48 (Call 12/01/47)	50	50,649
Baltimore Gas & Electric Co., 3.50%, 08/15/46 (Call 02/15/46)	285	253,999
Berkshire Hathaway Energy Co. 3.80%, 07/15/48 (Call 01/15/48)	475	433,338
4.45%, 01/15/49 (Call 07/15/48)	575	578,529
4.50%, 02/01/45 (Call 08/01/44)	200	204,438
5.15%, 11/15/43 (Call 05/15/43)	120	132,579
5.95%, 05/15/37	350	417,499
6.13%, 04/01/36	900	1,093,616
Black Hills Corp. 4.20%, 09/15/46 (Call 03/15/46)	150	137,964
4.35%, 05/01/33 (Call 02/01/33)	250	249,609

Security	Par (000)	Value

Electric (continued)
CenterPoint Energy Houston Electric LLC 3.55%, 08/01/42 (Call 02/01/42)	$225	$207,247
3.95%, 03/01/48 (Call 09/01/47)	50	49,064
4.25%, 02/01/49 (Call 08/01/48)	200	205,841
4.50%, 04/01/44 (Call 10/01/43)	225	237,754
Cleco Corporate Holdings LLC, 4.97%, 05/01/46 (Call 11/01/45)	150	146,719
Cleveland Electric Illuminating Co. (The) 4.55%, 11/15/30 (Call 08/15/30)(a)	100	101,727
5.95%, 12/15/36	100	112,633
CMS Energy Corp. 4.70%, 03/31/43 (Call 09/30/42)	100	99,464
4.88%, 03/01/44 (Call 09/01/43)	150	158,355
Cometa Energia SA de CV, 6.38%, 04/24/35 (Call 01/24/35)(a)	197	189,257
Comision Federal de Electricidad, 6.13%, 06/16/45(a)	400	405,000
Commonwealth Edison Co. 3.65%, 06/15/46 (Call 12/15/45)	100	92,205
3.70%, 03/01/45 (Call 09/01/44)	200	186,330
3.80%, 10/01/42 (Call 04/01/42)	200	188,944
4.00%, 03/01/48 (Call 09/01/47)	450	440,895
4.00%, 03/01/49 (Call 09/01/48)	250	243,905
4.35%, 11/15/45 (Call 05/15/45)	150	154,112
4.60%, 08/15/43 (Call 02/15/43)	100	106,193
4.70%, 01/15/44 (Call 04/15/43)	235	252,787
Series 123, 3.75%, 08/15/47 (Call 02/15/47)	225	210,408
Connecticut Light & Power Co. (The) 4.00%, 04/01/48 (Call 10/01/47)(b)	100	99,759
4.30%, 04/15/44 (Call 10/15/43)	70	72,752
Consolidated Edison Co. of New York Inc. 3.85%, 06/15/46 (Call 12/15/45)	210	195,201
3.95%, 03/01/43 (Call 09/01/42)	200	189,126
4.45%, 03/15/44 (Call 09/15/43)	315	320,327
4.50%, 12/01/45 (Call 06/01/45)	207	210,965
4.50%, 05/15/58 (Call 11/15/57)	200	196,506
4.63%, 12/01/54 (Call 06/01/54)	125	125,216
5.70%, 06/15/40	300	348,427
Series 05-A, 5.30%, 03/01/35	100	109,608
Series 06-A, 5.85%, 03/15/36	225	263,503
Series 06-B, 6.20%, 06/15/36	200	242,492
Series 06-E, 5.70%, 12/01/36	75	85,291
Series 07-A, 6.30%, 08/15/37	100	122,360
Series 08-B, 6.75%, 04/01/38	200	255,444
Series 09-C, 5.50%, 12/01/39	200	226,470
Series 12-A, 4.20%, 03/15/42	8	7,826
Series 2017, 3.88%, 06/15/47 (Call 12/15/46)	210	195,480
Series C, 4.30%, 12/01/56 (Call 06/01/56)	205	194,114
Series E, 4.65%, 12/01/48 (Call 06/01/48)	50	52,421
Consumers Energy Co. 3.25%, 08/15/46 (Call 02/15/46)	200	175,779
3.95%, 05/15/43 (Call 11/15/42)	75	74,481
3.95%, 07/15/47 (Call 01/15/47)	200	197,611
4.35%, 04/15/49 (Call 10/15/48)(b)	120	127,082
Delmarva Power & Light Co., 4.15%, 05/15/45 (Call 11/15/44)	250	245,267
Dominion Energy Inc. 4.70%, 12/01/44 (Call 06/01/44)	75	75,991
7.00%, 06/15/38	230	286,764
Series B, 5.95%, 06/15/35	160	182,319
Series C, 4.05%, 09/15/42 (Call 03/15/42)	250	230,322

SCHEDULE OF INVESTMENTS	59

Schedule of Investments (continued) February 28, 2019	iShares® Long-Term Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
Series C, 4.90%, 08/01/41 (Call 02/01/41)	$272	$277,954
Series E, 6.30%, 03/15/33	175	207,883
Series F, 5.25%, 08/01/33	305	332,235
DTE Electric Co. 3.70%, 03/15/45 (Call 09/15/44)	200	188,409
3.70%, 06/01/46 (Call 12/01/45)(b)	135	125,544
3.95%, 03/01/49 (Call 09/01/48)	435	424,807
4.30%, 07/01/44 (Call 01/01/44)	103	105,368
Series A, 4.00%, 04/01/43 (Call 10/01/42)	100	99,070
Series A, 4.05%, 05/15/48 (Call 11/15/47)	190	188,210
DTE Energy Co., 6.38%, 04/15/33	135	162,602
Duke Energy Carolinas LLC 3.70%, 12/01/47 (Call 06/01/47)	250	232,838
3.75%, 06/01/45 (Call 12/01/44)	165	155,366
3.88%, 03/15/46 (Call 09/15/45)	250	240,082
3.95%, 03/15/48 (Call 09/15/47)	285	278,004
4.00%, 09/30/42 (Call 03/30/42)	250	245,567
4.25%, 12/15/41 (Call 06/15/41)	300	305,346
5.30%, 02/15/40	260	300,813
6.00%, 01/15/38	57	69,595
6.05%, 04/15/38	300	371,241
6.10%, 06/01/37	100	122,090
6.45%, 10/15/32	101	126,187
Duke Energy Corp. 3.75%, 09/01/46 (Call 03/01/46)	320	286,687
4.80%, 12/15/45 (Call 06/15/45)	201	207,691
Duke Energy Florida LLC 3.40%, 10/01/46 (Call 04/01/46)(b)	230	203,530
3.85%, 11/15/42 (Call 05/15/42)	280	268,670
5.65%, 04/01/40	150	178,722
6.35%, 09/15/37	100	126,319
6.40%, 06/15/38	300	385,791
Duke Energy Indiana LLC 3.75%, 05/15/46 (Call 12/15/45)	145	135,856
6.12%, 10/15/35	250	296,788
6.35%, 08/15/38	46	58,906
6.45%, 04/01/39	150	188,756
Series UUU, 4.20%, 03/15/42 (Call 09/15/41)(b)	125	123,269
Series WWW, 4.90%, 07/15/43 (Call 01/15/43)	35	38,558
Duke Energy Ohio Inc., 3.70%, 06/15/46 (Call 12/15/45)	10	9,237
Duke Energy Progress LLC 3.70%, 10/15/46 (Call 04/15/46)	250	234,310
4.10%, 05/15/42 (Call 11/15/41)	150	148,873
4.10%, 03/15/43 (Call 09/15/42)	186	184,580
4.15%, 12/01/44 (Call 06/01/44)	175	174,430
4.20%, 08/15/45 (Call 02/15/45)	250	251,632
4.38%, 03/30/44 (Call 09/30/43)	150	154,798
6.30%, 04/01/38	250	311,607
El Paso Electric Co. 5.00%, 12/01/44 (Call 06/01/44)(b)	100	103,124
6.00%, 05/15/35(b)	150	168,995
Electricite de France SA 4.75%, 10/13/35 (Call 04/13/35)(a)	625	601,987
4.88%, 01/22/44(a)	900	863,221
5.00%, 09/21/48 (Call 03/21/48)(a)(b)	1,200	1,180,452
Emera U.S. Finance LP, 4.75%, 06/15/46 (Call 12/15/45)	520	509,143
Enel Finance International NV 4.75%, 05/25/47(a)(b)	735	652,601
4.88%, 06/14/29(a)	800	795,962
6.00%, 10/07/39(a)(b)	275	285,606

Security	Par (000)	Value

Electric (continued)
Entergy Louisiana LLC 3.05%, 06/01/31 (Call 03/01/31)	$215	$198,625
4.00%, 03/15/33 (Call 12/15/32)	500	507,826
4.20%, 09/01/48 (Call 03/01/48)	220	220,603
4.95%, 01/15/45 (Call 01/15/25)	100	103,644
Exelon Corp. 4.45%, 04/15/46 (Call 10/15/45)	350	340,765
4.95%, 06/15/35 (Call 12/15/34)	225	231,108
5.10%, 06/15/45 (Call 12/15/44)	209	221,681
5.63%, 06/15/35	285	315,401
Exelon Generation Co. LLC 5.60%, 06/15/42 (Call 12/15/41)	270	268,106
5.75%, 10/01/41 (Call 04/01/41)	20	19,771
6.25%, 10/01/39	200	211,578
FirstEnergy Corp.
Series C, 4.85%, 07/15/47 (Call 01/15/47)	700	722,307
Series C, 7.38%, 11/15/31	460	593,179
Florida Power & Light Co. 3.70%, 12/01/47 (Call 06/01/47)	305	290,390
3.80%, 12/15/42 (Call 06/15/42)	250	241,229
3.95%, 03/01/48 (Call 09/01/47)	105	104,273
3.99%, 03/01/49 (Call 09/01/48)	500	497,001
4.05%, 06/01/42 (Call 12/01/41)	200	200,930
4.05%, 10/01/44 (Call 04/01/44)	250	251,663
4.13%, 02/01/42 (Call 08/01/41)	260	265,350
4.13%, 06/01/48 (Call 12/01/47)	260	265,537
4.95%, 06/01/35	200	222,782
5.25%, 02/01/41 (Call 08/01/40)	200	232,675
5.65%, 02/01/37	96	114,928
5.69%, 03/01/40	124	152,233
5.95%, 02/01/38	350	434,952
Georgia Power Co. 4.30%, 03/15/42	290	272,877
4.30%, 03/15/43	271	248,249
Series 10-C, 4.75%, 09/01/40	263	259,118
Iberdrola International BV, 6.75%, 07/15/36	150	180,404
Indiana Michigan Power Co. 4.25%, 08/15/48 (Call 02/15/48)	175	173,556
6.05%, 03/15/37	105	121,968
Series K, 4.55%, 03/15/46 (Call 09/15/45)(b)	200	204,914
Series L, 3.75%, 07/01/47 (Call 01/01/47)	150	136,339
Interstate Power & Light Co. 3.70%, 09/15/46 (Call 03/15/46)	325	289,826
6.25%, 07/15/39	30	36,633
ITC Holdings Corp., 5.30%, 07/01/43 (Call 01/01/43)	75	82,494
Kansas City Power & Light Co. 4.20%, 03/15/48 (Call 09/15/47)	260	253,490
5.30%, 10/01/41 (Call 04/01/41)	195	215,145
Kentucky Utilities Co., 5.13%, 11/01/40 (Call 05/01/40)(b)	349	396,760
MidAmerican Energy Co. 3.65%, 08/01/48 (Call 02/01/48)	240	223,083
4.25%, 05/01/46 (Call 11/01/45)	111	113,144
4.40%, 10/15/44 (Call 04/15/44)	295	308,805
4.80%, 09/15/43 (Call 03/15/43)	175	190,221
5.75%, 11/01/35	46	53,991
6.75%, 12/30/31	11	14,161
Minejesa Capital BV, 5.63%, 08/10/37(a)	500	476,250
Mississippi Power Co., Series 12-A, 4.25%, 03/15/42	350	321,764
Monongahela Power Co., 5.40%, 12/15/43 (Call 06/15/43)(a)(b)	25	29,099

60	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) February 28, 2019	iShares® Long-Term Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
National Grid USA, 5.80%, 04/01/35	$180	$199,379
Nevada Power Co., Series N, 6.65%, 04/01/36	300	378,386
New England Power Co., 3.80%, 12/05/47 (Call 06/05/47)(a)(b)	900	823,271
Northern States Power Co./MN 3.40%, 08/15/42 (Call 02/15/42)(b)	375	342,945
3.60%, 05/15/46 (Call 11/15/45)	50	46,692
4.00%, 08/15/45 (Call 02/15/45)	90	88,344
4.13%, 05/15/44 (Call 11/15/43)	7	7,035
4.85%, 08/15/40 (Call 02/15/40)	25	27,202
5.35%, 11/01/39	5	5,839
6.25%, 06/01/36	106	132,911
NorthWestern Corp., 4.18%, 11/15/44 (Call 05/15/44)	171	168,268
NSTAR Electric Co. 4.40%, 03/01/44 (Call 09/01/43)	110	113,529
5.50%, 03/15/40	241	278,329
Oglethorpe Power Corp. 4.20%, 12/01/42	50	44,776
4.25%, 04/01/46 (Call 10/01/45)	50	45,283
4.55%, 06/01/44	500	466,052
5.25%, 09/01/50	25	26,148
5.38%, 11/01/40	175	187,962
5.95%, 11/01/39	25	28,170
Ohio Edison Co. 6.88%, 07/15/36	250	310,934
8.25%, 10/15/38	65	92,214
Ohio Power Co., 4.15%, 04/01/48 (Call 10/01/47)	75	74,780
Oklahoma Gas & Electric Co. 3.85%, 08/15/47 (Call 02/15/47)(b)	250	231,229
4.15%, 04/01/47 (Call 10/01/46)	405	393,176
Oncor Electric Delivery Co. LLC 3.80%, 09/30/47 (Call 03/30/47)	100	96,213
4.55%, 12/01/41 (Call 06/01/41)	150	161,159
5.25%, 09/30/40	305	352,028
5.30%, 06/01/42 (Call 12/01/41)	200	232,764
7.25%, 01/15/33	150	200,668
PacifiCorp 4.10%, 02/01/42 (Call 08/01/41)	95	92,782
4.13%, 01/15/49 (Call 07/15/48)	150	148,025
4.15%, 02/15/50 (Call 08/15/49)	250	247,183
6.00%, 01/15/39	375	456,553
6.10%, 08/01/36	230	278,030
6.25%, 10/15/37	50	62,025
6.35%, 07/15/38	150	188,291
PECO Energy Co. 3.90%, 03/01/48 (Call 09/01/47)	250	241,610
4.15%, 10/01/44 (Call 04/01/44)	200	199,711
5.95%, 10/01/36	111	132,045
Pennsylvania Electric Co., 6.15%, 10/01/38	75	85,473
Perusahaan Listrik Negara PT, 6.15%, 05/21/48(a)	1,000	1,064,890
Potomac Electric Power Co. 4.15%, 03/15/43 (Call 09/15/42)	116	115,075
6.50%, 11/15/37	175	219,674
PPL Capital Funding Inc. 4.00%, 09/15/47 (Call 03/15/47)	350	313,749
4.70%, 06/01/43 (Call 12/01/42)	50	49,636
5.00%, 03/15/44 (Call 09/15/43)	300	311,287
PPL Electric Utilities Corp. 3.95%, 06/01/47 (Call 12/01/46)	200	196,040
4.13%, 06/15/44 (Call 12/15/43)	50	49,835

Security	Par (000)	Value

Electric (continued)
4.15%, 06/15/48 (Call 12/15/47)	$205	$207,391
6.25%, 05/15/39	161	202,206
Progress Energy Inc. 7.00%, 10/30/31	110	139,830
7.75%, 03/01/31	259	344,089
PSEG Power LLC, 8.63%, 04/15/31	235	307,451
Public Service Co. of Colorado 3.60%, 09/15/42 (Call 03/15/42)	225	209,019
3.80%, 06/15/47 (Call 12/15/46)	300	284,498
4.10%, 06/15/48 (Call 12/15/47)	250	251,657
4.30%, 03/15/44 (Call 09/15/43)	150	154,011
4.75%, 08/15/41 (Call 02/15/41)	5	5,248
6.50%, 08/01/38	100	129,155
Series 17, 6.25%, 09/01/37	60	75,888
Public Service Co. of Oklahoma, Series G, 6.63%, 11/15/37	50	61,921
Public Service Electric & Gas Co. 3.60%, 12/01/47 (Call 06/01/47)	220	203,615
3.65%, 09/01/42 (Call 03/01/42)	75	70,367
3.80%, 03/01/46 (Call 09/01/45)	225	214,026
3.95%, 05/01/42 (Call 11/01/41)	285	279,872
4.05%, 05/01/48 (Call 11/01/47)	155	155,751
4.15%, 11/01/45 (Call 05/01/45)	25	24,522
5.50%, 03/01/40	50	58,380
5.80%, 05/01/37	150	179,833
Puget Sound Energy Inc. 4.30%, 05/20/45 (Call 11/20/44)	111	113,602
4.43%, 11/15/41 (Call 05/15/41)	50	50,813
5.64%, 04/15/41 (Call 10/15/40)	235	278,666
5.76%, 10/01/39	200	237,534
5.80%, 03/15/40	56	67,748
6.27%, 03/15/37	5	6,205
San Diego Gas & Electric Co. 4.15%, 05/15/48 (Call 11/15/47)	100	95,268
4.50%, 08/15/40	100	98,638
6.00%, 06/01/39	163	185,152
Series RRR, 3.75%, 06/01/47 (Call 12/01/46)	200	179,758
Saudi Electricity Global Sukuk Co. 3, 5.50%, 04/08/44(a)	600	622,500
Sempra Energy 3.80%, 02/01/38 (Call 08/01/37)	650	571,222
4.00%, 02/01/48 (Call 08/01/47)	435	379,019
6.00%, 10/15/39	275	309,712
South Carolina Electric & Gas Co. 4.35%, 02/01/42 (Call 08/01/41)	175	180,170
4.60%, 06/15/43 (Call 12/15/42)	166	173,359
5.10%, 06/01/65 (Call 12/01/64)	115	125,217
5.30%, 05/15/33	5	5,498
5.45%, 02/01/41 (Call 08/01/40)	95	108,496
6.05%, 01/15/38	298	355,001
Southern California Edison Co. 4.00%, 04/01/47 (Call 10/01/46)	300	270,913
4.05%, 03/15/42 (Call 09/15/41)	95	87,885
4.50%, 09/01/40 (Call 03/01/40)	48	47,151
4.65%, 10/01/43 (Call 04/01/43)	200	199,095
5.50%, 03/15/40(b)	217	234,578
5.63%, 02/01/36	150	160,792
6.00%, 01/15/34	266	293,567
6.05%, 03/15/39	150	167,136
6.65%, 04/01/29	250	277,225
Series 04-G, 5.75%, 04/01/35	105	111,878
Series 05-E, 5.35%, 07/15/35	150	154,447

SCHEDULE OF INVESTMENTS	61

Schedule of Investments (continued) February 28, 2019	iShares® Long-Term Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
Series 06-E, 5.55%, 01/15/37	$250	$267,075
Series 08-A, 5.95%, 02/01/38	185	205,543
Series 13-A, 3.90%, 03/15/43 (Call 09/15/42)	305	272,055
Series C, 3.60%, 02/01/45 (Call 08/01/44)	255	217,630
Series C, 4.13%, 03/01/48 (Call 09/01/47)	100	92,173
Southern Co. (The)
4.25%, 07/01/36 (Call 01/01/36)	300	286,832
4.40%, 07/01/46 (Call 01/01/46)	350	335,859
Southern Power Co.
5.15%, 09/15/41	325	322,904
5.25%, 07/15/43	50	49,779
Series F, 4.95%, 12/15/46 (Call 06/15/46)	25	23,974
Southwestern Electric Power Co.
6.20%, 03/15/40	150	176,940
Series J, 3.90%, 04/01/45 (Call 10/01/44)	200	181,085
Series L, 3.85%, 02/01/48 (Call 08/01/47)	100	89,639
Southwestern Public Service Co.
3.40%, 08/15/46 (Call 02/15/46)	360	313,811
3.70%, 08/15/47 (Call 02/15/47)	250	230,507
4.50%, 08/15/41 (Call 02/15/41)	100	103,103
Series 6, 4.40%, 11/15/48 (Call 05/15/48)	205	212,072
State Grid Overseas Investment 2016 Ltd., 4.00%, 05/04/47(a)	500	476,802
Tampa Electric Co.
4.10%, 06/15/42 (Call 12/15/41)	75	71,295
4.20%, 05/15/45 (Call 11/15/44)	350	329,087
4.35%, 05/15/44 (Call 11/15/43)	150	146,088
4.45%, 06/15/49 (Call 12/15/48)	165	164,086
Toledo Edison Co. (The), 6.15%, 05/15/37	220	259,752
TransAlta Corp., 6.50%, 03/15/40	150	147,042
Union Electric Co.
3.90%, 09/15/42 (Call 03/15/42)	250	245,322
8.45%, 03/15/39	111	164,583
Virginia Electric & Power Co.
4.00%, 01/15/43 (Call 07/15/42)	116	110,114
4.45%, 02/15/44 (Call 08/15/43)	150	152,291
4.60%, 12/01/48 (Call 06/01/48)	100	104,347
8.88%, 11/15/38	300	457,519
Series A, 6.00%, 05/15/37	75	89,895
Series B, 4.20%, 05/15/45 (Call 11/15/44)	7	6,869
Series B, 6.00%, 01/15/36	250	296,618
Series C, 4.00%, 11/15/46 (Call 05/15/46)	60	57,374
Series D, 4.65%, 08/15/43 (Call 02/15/43)	71	74,323
Westar Energy Inc. 4.10%, 04/01/43 (Call 10/01/42)	5	4,908
4.13%, 03/01/42 (Call 09/01/41)(b)	300	297,052
4.25%, 12/01/45 (Call 06/01/45)	275	277,323
4.63%, 09/01/43 (Call 03/01/43)	105	109,748
Wisconsin Electric Power Co., 4.30%, 10/15/48 (Call 04/15/48)(b)	170	175,230
Wisconsin Power & Light Co., 6.38%, 08/15/37	235	294,605
Wisconsin Public Service Corp., 4.75%, 11/01/44 (Call 05/01/44)	205	222,114
Xcel Energy Inc., 6.50%, 07/01/36	200	245,837

		70,659,669

Electronics — 0.3%
Corning Inc.
4.38%, 11/15/57 (Call 05/15/57)	300	262,488
4.70%, 03/15/37 (Call 09/15/36)	60	59,064
4.75%, 03/15/42	100	98,109

Security	Par (000)	Value

Electronics (continued)
5.35%, 11/15/48 (Call 05/15/48)	$100	$106,623
5.75%, 08/15/40	200	215,997
Fortive Corp., 4.30%, 06/15/46 (Call 12/15/45)	225	212,869
Honeywell International Inc., 3.81%, 11/21/47 (Call 05/21/47)	300	291,249
Tyco Electronics Group SA, 7.13%, 10/01/37	200	256,142

		1,502,541

Engineering & Construction — 0.1%
Mexico City Airport Trust, 5.50%, 07/31/47 (Call 01/31/47)(a)	708	608,880

Environmental Control — 0.1%
Republic Services Inc., 5.70%, 05/15/41 (Call 11/15/40)	30	34,904
Waste Management Inc.
3.90%, 03/01/35 (Call 09/01/34)	150	145,885
4.10%, 03/01/45 (Call 09/01/44)	410	401,574

		582,363

Food — 1.9%
Ahold Finance USA LLC, 6.88%, 05/01/29	11	12,937
Campbell Soup Co.
3.80%, 08/02/42	76	57,644
4.80%, 03/15/48 (Call 09/15/47)	355	311,076
Conagra Brands Inc.
5.30%, 11/01/38 (Call 05/01/38)	480	456,044
5.40%, 11/01/48 (Call 05/01/48)(b)	60	56,297
8.25%, 09/15/30	100	128,121
General Mills Inc.
4.15%, 02/15/43 (Call 08/15/42)	30	26,034
4.55%, 04/17/38 (Call 10/17/37)	295	276,497
4.70%, 04/17/48 (Call 10/17/47)	250	233,103
5.40%, 06/15/40	190	193,111
Grupo Bimbo SAB de CV, 4.70%, 11/10/47 (Call 05/10/47)(a)	200	184,325
Hershey Co. (The), 3.38%, 08/15/46 (Call 02/15/46)	200	179,259
Ingredion Inc., 6.63%, 04/15/37	50	60,036
JM Smucker Co. (The)
4.25%, 03/15/35(b)	325	295,639
4.38%, 03/15/45(b)	100	89,754
Kellogg Co.
4.50%, 04/01/46(b)	225	204,996
Series B, 7.45%, 04/01/31	180	227,449
Koninklijke Ahold Delhaize NV, 5.70%, 10/01/40	117	125,629
Kraft Heinz Foods Co.
4.38%, 06/01/46 (Call 12/01/45)(b)	1,115	924,731
4.63%, 01/30/29 (Call 10/30/28)	550	551,565
5.00%, 07/15/35 (Call 01/15/35)	400	378,991
5.00%, 06/04/42	500	453,495
5.20%, 07/15/45 (Call 01/15/45)	405	376,798
6.50%, 02/09/40	435	456,250
6.75%, 03/15/32	60	67,013
6.88%, 01/26/39	265	291,636
Kroger Co. (The)
3.88%, 10/15/46 (Call 04/15/46)	215	170,830
4.45%, 02/01/47 (Call 08/01/46)	300	264,473
5.00%, 04/15/42 (Call 10/15/41)	125	117,331
5.15%, 08/01/43 (Call 02/01/43)	185	177,057
5.40%, 07/15/40 (Call 01/15/40)	200	197,727
5.40%, 01/15/49 (Call 07/15/48)	100	98,553
6.90%, 04/15/38	250	287,165
7.50%, 04/01/31	150	182,872
McCormick & Co. Inc./MD, 4.20%, 08/15/47 (Call 02/15/47)	100	90,391
Mondelez International Inc., 4.63%, 05/07/48 (Call 11/07/47)	275	263,330

62	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) February 28, 2019	iShares® Long-Term Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Food (continued)
Nestle Holdings Inc.
3.90%, 09/24/38 (Call 03/24/38)(a)(b)	$285	$283,495
4.00%, 09/24/48 (Call 03/24/48)(a)	500	495,498
Sysco Corp.
4.45%, 03/15/48 (Call 09/15/47)	175	169,989
4.50%, 04/01/46 (Call 10/01/45)	241	235,400
4.85%, 10/01/45 (Call 04/01/45)	100	104,080
5.38%, 09/21/35	150	164,777
Tyson Foods Inc.
4.88%, 08/15/34 (Call 02/15/34)	400	400,507
5.10%, 09/28/48 (Call 03/28/48)	440	426,419
5.15%, 08/15/44 (Call 02/15/44)	335	324,825

		11,073,149

Forest Products & Paper — 0.5%
Celulosa Arauco y Constitucion SA, 5.50%, 11/02/47 (Call 05/02/47)	200	194,753
Domtar Corp., 6.75%, 02/15/44 (Call 08/15/43)(b)	175	173,120
Georgia-Pacific LLC
7.75%, 11/15/29	185	245,959
8.88%, 05/15/31	214	312,445
International Paper Co.
4.35%, 08/15/48 (Call 02/15/48)	235	208,404
4.40%, 08/15/47 (Call 02/15/47)	335	299,720
4.80%, 06/15/44 (Call 12/15/43)	200	190,640
5.00%, 09/15/35 (Call 03/15/35)	110	110,775
5.15%, 05/15/46 (Call 11/15/45)	175	172,270
6.00%, 11/15/41 (Call 05/15/41)	185	198,429
7.30%, 11/15/39	320	389,123
8.70%, 06/15/38(b)	35	46,683
Suzano Austria GmbH, 7.00%, 03/16/47 (Call 09/16/46)(a)	200	219,050

		2,761,371

Gas — 1.0%
Atmos Energy Corp.
4.13%, 10/15/44 (Call 04/15/44)	400	392,813
4.13%, 03/15/49 (Call 09/15/48)	150	147,882
4.15%, 01/15/43 (Call 07/15/42)	145	142,495
4.30%, 10/01/48 (Call 04/01/48)	125	127,654
5.50%, 06/15/41 (Call 12/15/40)	5	5,827
Brooklyn Union Gas Co. (The)
4.27%, 03/15/48 (Call 09/15/47)(a)	800	782,087
4.49%, 03/04/49 (Call 09/04/48)(a)	150	149,670
CenterPoint Energy Resources Corp.
4.10%, 09/01/47 (Call 03/01/47)	90	84,554
5.85%, 01/15/41 (Call 07/15/40)	235	270,386
Dominion Energy Gas Holdings LLC
4.60%, 12/15/44 (Call 06/15/44)	260	263,039
4.80%, 11/01/43 (Call 05/01/43)	115	119,957
Korea Gas Corp., 6.25%, 01/20/42(a)(b)	300	394,711
NiSource Inc.
3.95%, 03/30/48 (Call 12/30/47)	145	131,074
4.38%, 05/15/47 (Call 11/15/46)	50	48,376
4.80%, 02/15/44 (Call 08/15/43)	175	176,748
5.25%, 02/15/43 (Call 08/15/42)	375	396,925
5.65%, 02/01/45 (Call 08/01/44)	411	457,457
5.95%, 06/15/41 (Call 12/15/40)	200	225,869
ONE Gas Inc.
4.50%, 11/01/48 (Call 05/01/48)(b)	50	52,721
4.66%, 02/01/44 (Call 08/01/43)	275	292,194

Security	Par (000)	Value

Gas (continued)
Piedmont Natural Gas Co. Inc.
3.64%, 11/01/46 (Call 05/01/46)	$20	$17,552
4.65%, 08/01/43 (Call 02/01/43)	153	159,541
Southern California Gas Co.
3.75%, 09/15/42 (Call 03/15/42)	5	4,624
Series UU, 4.13%, 06/01/48 (Call 12/01/47)	175	172,497
Southern Co. Gas Capital Corp.
3.95%, 10/01/46 (Call 04/01/46)	250	222,861
4.40%, 06/01/43 (Call 12/01/42)	71	68,301
4.40%, 05/30/47 (Call 11/30/46)	90	86,829
5.88%, 03/15/41 (Call 09/15/40)	325	370,244
Southwest Gas Corp., 3.80%, 09/29/46 (Call 03/29/46)	110	99,359

		5,864,247

Hand & Machine Tools — 0.1%
Snap-on Inc., 4.10%, 03/01/48 (Call 09/01/47)	195	194,274
Stanley Black & Decker Inc.
4.85%, 11/15/48 (Call 05/15/48)	100	104,329
5.20%, 09/01/40	200	213,987

		512,590

Health Care – Products — 1.7%
Abbott Laboratories
4.75%, 11/30/36 (Call 05/30/36)	730	785,373
4.75%, 04/15/43 (Call 10/15/42)(b)	230	241,487
4.90%, 11/30/46 (Call 05/30/46)(b)	900	983,832
5.30%, 05/27/40	250	278,227
6.00%, 04/01/39	200	235,071
Baxter International Inc., 3.50%, 08/15/46 (Call 02/15/46)	350	289,264
Becton Dickinson and Co.
4.67%, 06/06/47 (Call 12/06/46)	450	445,696
4.69%, 12/15/44 (Call 06/15/44)	535	523,790
5.00%, 11/12/40	165	163,071
Boston Scientific Corp.
4.55%, 03/01/39 (Call 09/01/38)	95	94,298
4.70%, 03/01/49 (Call 09/01/48)	350	349,432
7.00%, 11/15/35	130	160,693
7.38%, 01/15/40	150	191,636
Covidien International Finance SA, 6.55%, 10/15/37	110	143,478
Danaher Corp., 4.38%, 09/15/45 (Call 03/15/45)(b)	175	172,871
Koninklijke Philips NV, 5.00%, 03/15/42	300	322,246
Medtronic Inc. 4.38%, 03/15/35	850	895,839
4.50%, 03/15/42 (Call 09/15/41)	86	92,606
4.63%, 03/15/44 (Call 09/15/43)	150	165,051
4.63%, 03/15/45	1,380	1,511,771
5.55%, 03/15/40	200	241,225
6.50%, 03/15/39	100	130,452
Stryker Corp.
4.10%, 04/01/43 (Call 10/01/42)	405	382,016
4.38%, 05/15/44 (Call 12/15/43)	20	19,727
4.63%, 03/15/46 (Call 09/15/45)	180	184,747
Thermo Fisher Scientific Inc.
4.10%, 08/15/47 (Call 02/15/47)	275	260,497
5.30%, 02/01/44 (Call 08/01/43)	190	208,453
Zimmer Biomet Holdings Inc.
4.25%, 08/15/35 (Call 02/15/35)	200	177,797
4.45%, 08/15/45 (Call 07/15/45)	100	90,677
5.75%, 11/30/39	200	207,280

		9,948,603

SCHEDULE OF INVESTMENTS	63

Schedule of Investments (continued) February 28, 2019	iShares® Long-Term Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health Care – Services — 2.7%
Advocate Health & Hospitals Corp., 4.27%, 08/15/48 (Call 02/15/48)	$50	$51,024
Aetna Inc.
3.88%, 08/15/47 (Call 02/15/47)	250	206,489
4.13%, 11/15/42 (Call 05/15/42)	235	204,609
4.50%, 05/15/42 (Call 11/15/41)	175	160,997
4.75%, 03/15/44 (Call 09/15/43)	160	151,605
6.63%, 06/15/36	165	192,784
6.75%, 12/15/37	260	310,034
Anthem Inc.
4.38%, 12/01/47 (Call 06/01/47)	435	414,985
4.55%, 03/01/48 (Call 09/01/47)(b)	510	501,987
4.63%, 05/15/42	400	398,899
4.65%, 01/15/43	470	469,017
4.65%, 08/15/44 (Call 02/15/44)	300	299,130
5.10%, 01/15/44	75	79,420
Ascension Health
3.95%, 11/15/46	608	595,375
4.85%, 11/15/53	11	12,299
Baylor Scott & White Holdings
3.97%, 11/15/46 (Call 05/15/46)	350	332,970
4.19%, 11/15/45 (Call 05/15/45)	166	163,566
Cigna Holding Co., 3.88%, 10/15/47 (Call 04/15/47)	535	454,053
CommonSpirit Health, 4.35%, 11/01/42	325	293,921
Dartmouth-Hitchcock Health, Series B, 4.18%, 08/01/48 (Call 02/01/48)	200	194,438
Dignity Health
4.50%, 11/01/42	100	93,377
5.27%, 11/01/64	100	99,880
Hackensack Meridian Health Inc., 4.21%, 07/01/48 (Call 01/01/48)	50	49,452
HCA Inc., 5.50%, 06/15/47 (Call 12/15/46)	500	519,440
Humana Inc.
4.63%, 12/01/42 (Call 06/01/42)	235	233,153
4.80%, 03/15/47 (Call 09/14/46)	215	219,116
4.95%, 10/01/44 (Call 04/01/44)	195	200,394
Johns Hopkins Health System Corp. (The), 3.84%, 05/15/46	60	57,506
Kaiser Foundation Hospitals
4.15%, 05/01/47 (Call 11/01/46)	775	782,220
4.88%, 04/01/42	100	111,744
Laboratory Corp. of America Holdings, 4.70%, 02/01/45 (Call 08/01/44)	325	304,988
Mayo Clinic, Series 2013, 4.00%, 11/15/47	11	10,839
Memorial Sloan-Kettering Cancer Center
4.13%, 07/01/52	275	273,301
Series 2015, 4.20%, 07/01/55(b)	225	226,099
Montefiore Medical Center, Series 18-C, 5.25%, 11/01/48	115	115,247
Mount Sinai Hospitals Group Inc., Series 2017, 3.98%, 07/01/48	150	140,161
New York and Presbyterian Hospital (The)
4.02%, 08/01/45	21	20,768
4.06%, 08/01/56	350	342,667
Northwell Healthcare Inc., 3.98%, 11/01/46 (Call 11/01/45)	425	389,837
Providence St Joseph Health Obligated Group, Series I,
3.74%, 10/01/47	250	229,995
Quest Diagnostics Inc., 4.70%, 03/30/45 (Call 09/30/44)	197	184,608
Southern Baptist Hospital of Florida Inc., 4.86%, 07/15/45 (Call 01/15/45)	25	26,719
Stanford Health Care, Series 2018, 3.80%, 11/15/48 (Call 05/15/48)	250	239,606

Security	Par (000)	Value

Health Care – Services (continued)
Sutter Health, Series 2018, 4.09%, 08/15/48 (Call 02/15/48)	$35	$34,027
Texas Health Resources, 4.33%, 11/15/55	9	9,120
Toledo Hospital (The), 6.02%, 11/15/48	500	529,016
UnitedHealth Group Inc.
3.75%, 10/15/47 (Call 04/15/47)	200	187,853
3.95%, 10/15/42 (Call 04/15/42)	152	148,363
4.20%, 01/15/47 (Call 07/15/46)	250	250,782
4.25%, 03/15/43 (Call 09/15/42)	425	432,597
4.25%, 04/15/47 (Call 10/15/46)	275	278,117
4.25%, 06/15/48 (Call 12/15/47)	425	429,630
4.38%, 03/15/42 (Call 09/15/41)	250	257,843
4.63%, 07/15/35	250	271,736
4.63%, 11/15/41 (Call 05/15/41)	100	106,161
4.75%, 07/15/45	850	924,208
5.70%, 10/15/40 (Call 04/15/40)	100	119,904
5.80%, 03/15/36	250	301,422
5.95%, 02/15/41 (Call 08/15/40)	200	247,191
6.50%, 06/15/37	100	127,381
6.63%, 11/15/37	111	143,601
6.88%, 02/15/38	350	467,136

		15,624,807

Home Furnishings — 0.0%
Whirlpool Corp., 4.50%, 06/01/46 (Call 12/01/45)	315	260,722

Household Products & Wares — 0.2%
Kimberly-Clark Corp.
3.20%, 07/30/46 (Call 01/30/46)	240	208,001
3.90%, 05/04/47 (Call 11/04/46)	310	305,879
5.30%, 03/01/41	31	36,057
6.63%, 08/01/37	295	388,896

		938,833

Housewares — 0.1%
Newell Brands Inc.
5.38%, 04/01/36 (Call 10/01/35)	289	256,280
5.50%, 04/01/46 (Call 10/01/45)	100	86,866

		343,146

Insurance — 5.4%
ACE Capital Trust II, Series N, 9.70%, 04/01/30	100	135,000
Aflac Inc.
4.00%, 10/15/46 (Call 04/15/46)	285	270,992
4.75%, 01/15/49 (Call 07/15/48)	185	195,387
6.45%, 08/15/40	65	81,104
Alleghany Corp., 4.90%, 09/15/44 (Call 03/15/44)	125	121,792
Allstate Corp. (The)
4.20%, 12/15/46 (Call 06/15/46)	80	79,608
4.50%, 06/15/43	345	358,898
5.35%, 06/01/33	118	135,262
5.55%, 05/09/35	376	430,820
5.95%, 04/01/36	50	59,767
6.50%, 05/15/67 (Call 05/15/37)(b)(c)(d)	85	90,950
American Financial Group Inc./OH, 4.50%, 06/15/47 (Call 12/15/46)	330	297,765
American International Group Inc. 3.88%, 01/15/35 (Call 07/15/34)	490	435,559
4.38%, 01/15/55 (Call 07/15/54)	325	274,724
4.50%, 07/16/44 (Call 01/16/44)	415	380,080
4.70%, 07/10/35 (Call 01/10/35)	200	193,614
4.75%, 04/01/48 (Call 10/01/47)	385	363,537
4.80%, 07/10/45 (Call 01/10/45)	440	423,166

64	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) February 28, 2019	iShares® Long-Term Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Insurance (continued)
6.25%, 05/01/36	$300	$336,370
8.18%, 05/15/68 (Call 05/15/38)(c)(d)	50	58,000
Aon PLC 4.60%, 06/14/44 (Call 03/14/44)	225	222,587
4.75%, 05/15/45 (Call 11/15/44)	311	315,414
Arch Capital Finance LLC, 5.03%, 12/15/46 (Call 06/15/46)	220	231,840
Arch Capital Group Ltd., 7.35%, 05/01/34	45	58,626
Arch Capital Group U.S. Inc., 5.14%, 11/01/43	220	233,493
Assurant Inc., 6.75%, 02/15/34	170	188,311
AXA Equitable Holdings Inc., 5.00%, 04/20/48 (Call 10/20/47)	550	514,114
AXA SA, 8.60%, 12/15/30	740	965,522
AXIS Specialty Finance PLC, 5.15%, 04/01/45	75	72,435
Berkshire Hathaway Finance Corp.
4.20%, 08/15/48 (Call 02/15/48)	325	326,724
4.25%, 01/15/49 (Call 07/15/48)	250	253,223
4.30%, 05/15/43	168	171,623
4.40%, 05/15/42	385	399,160
5.75%, 01/15/40	300	362,652
Berkshire Hathaway Inc., 4.50%, 02/11/43(b)	295	312,074
Brighthouse Financial Inc., 4.70%, 06/22/47 (Call 12/22/46)	550	435,204
Chubb Corp. (The), 6.00%, 05/11/37(b)	210	259,620
Chubb INA Holdings Inc. 4.15%, 03/13/43	250	254,675
4.35%, 11/03/45 (Call 05/03/45)(b)	600	628,231
Everest Reinsurance Holdings Inc., 4.87%, 06/01/44	200	195,370
Farmers Exchange Capital III, 5.45%, 10/15/54 (Call 10/15/34)(a)(c)(d)	60	57,615
Farmers Insurance Exchange, 4.75%, 11/01/57 (Call 11/01/37)(a)(b)(c)(d)	300	259,584
Guardian Life Insurance Co. of America (The)
4.85%, 01/24/77(a)	200	200,808
4.88%, 06/19/64(a)	165	167,560
Hartford Financial Services Group Inc. (The)
4.30%, 04/15/43	14	13,452
4.40%, 03/15/48 (Call 09/15/47)	100	97,014
5.95%, 10/15/36	200	228,884
6.10%, 10/01/41	225	263,301
6.63%, 03/30/40	135	163,962
Liberty Mutual Group Inc., 4.85%, 08/01/44(a)	650	638,376
Liberty Mutual Insurance Co., 7.70%, 10/15/97(a)	70	89,890
Lincoln National Corp. 4.35%, 03/01/48 (Call 09/01/47)	300	282,746
6.15%, 04/07/36	195	227,869
6.30%, 10/09/37	41	48,894
7.00%, 06/15/40	125	160,316
Loews Corp.
4.13%, 05/15/43 (Call 11/15/42)	240	226,759
6.00%, 02/01/35	150	170,752
Manulife Financial Corp., 5.38%, 03/04/46	400	445,721
Markel Corp.
4.30%, 11/01/47 (Call 05/01/47)	100	88,233
5.00%, 04/05/46	150	148,221
Marsh & McLennan Companies Inc.
4.20%, 03/01/48 (Call 09/01/47)	200	190,473
4.35%, 01/30/47 (Call 07/30/46)	242	236,930
4.90%, 03/15/49 (Call 09/15/48)	565	592,370
5.88%, 08/01/33	25	29,350
Massachusetts Mutual Life Insurance Co.
4.50%, 04/15/65(a)	400	376,237
5.38%, 12/01/41(a)	25	27,606

Security	Par (000)	Value

Insurance (continued)
MetLife Capital Trust IV, 7.88%, 12/15/67 (Call 12/15/32)(a)	$30	$36,513
MetLife Inc.
4.05%, 03/01/45	450	424,623
4.13%, 08/13/42	425	409,588
4.60%, 05/13/46 (Call 12/13/45)	300	310,941
4.88%, 11/13/43	375	399,779
5.70%, 06/15/35	460	535,758
5.88%, 02/06/41	50	59,920
6.38%, 06/15/34(b)	100	123,956
6.40%, 12/15/66 (Call 12/15/31)	445	471,700
6.50%, 12/15/32	340	430,706
10.75%, 08/01/69 (Call 08/01/34)	66	98,340
Series N, 4.72%, 12/15/44	225	235,706
Mutual of Omaha Insurance Co., 6.80%, 06/15/36(a)	75	92,582
Nationwide Financial Services Inc., 5.30%, 11/18/44(a)	250	262,693
Nationwide Mutual Insurance Co., 9.38%, 08/15/39(a)	350	533,783
New York Life Insurance Co., 5.88%, 05/15/33(a)(b)	650	785,645
Northwestern Mutual Life Insurance Co. (The),
6.06%, 03/30/40(a)(b)	900	1,110,934
Pacific Life Insurance Co., 4.30%, 10/24/67 (Call 10/24/47)(a)(c)(d)	600	534,898
Principal Financial Group Inc.
4.35%, 05/15/43	300	285,633
4.63%, 09/15/42	15	14,988
6.05%, 10/15/36	191	222,136
Progressive Corp. (The)
3.70%, 01/26/45	150	139,601
4.13%, 04/15/47 (Call 10/15/46)	100	99,957
4.20%, 03/15/48 (Call 09/15/47)	385	390,723
4.35%, 04/25/44	136	138,921
6.25%, 12/01/32	200	248,057
Prudential Financial Inc.
3.91%, 12/07/47 (Call 06/07/47)	225	207,603
3.94%, 12/07/49 (Call 06/07/49)	260	242,298
4.35%, 02/25/50 (Call 08/25/49)	250	247,209
4.42%, 03/27/48 (Call 09/27/47)	250	252,619
4.60%, 05/15/44	310	321,859
5.70%, 12/14/36	350	403,914
6.63%, 06/21/40	5	6,311
Sompo International Holdings Ltd., 7.00%, 07/15/34(b)	175	208,041
Teachers Insurance & Annuity Association of America
4.27%, 05/15/47 (Call 11/15/46)(a)(b)	1,250	1,225,216
4.90%, 09/15/44(a)(b)	75	80,018
Transatlantic Holdings Inc., 8.00%, 11/30/39	150	199,412
Travelers Companies Inc. (The)
3.75%, 05/15/46 (Call 11/15/45)	250	235,203
4.00%, 05/30/47 (Call 11/30/46)	185	180,168
4.05%, 03/07/48 (Call 09/07/47)	175	172,203
4.10%, 03/04/49 (Call 09/04/48)	60	59,578
4.30%, 08/25/45 (Call 02/25/45)	185	188,798
4.60%, 08/01/43	91	96,817
5.35%, 11/01/40	235	274,149
6.25%, 06/15/37(b)	145	183,031
6.75%, 06/20/36	200	261,983
Travelers Property Casualty Corp., 6.38%, 03/15/33	250	315,845
Unum Group, 5.75%, 08/15/42	210	218,854
Voya Financial Inc.
4.80%, 06/15/46	100	99,070
5.70%, 07/15/43	235	258,695

SCHEDULE OF INVESTMENTS	65

Schedule of Investments (continued) February 28, 2019	iShares® Long-Term Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Insurance (continued)
Western & Southern Life Insurance Co. (The), 5.15%, 01/15/49 (Call 07/15/48)(a)	$150	$156,070
Willis North America Inc., 5.05%, 09/15/48 (Call 03/15/48)	35	34,571
WR Berkley Corp., 4.75%, 08/01/44	200	197,959
XLIT Ltd., 5.50%, 03/31/45	276	293,499

		31,575,290

Internet — 0.9%
Alibaba Group Holding Ltd.
4.00%, 12/06/37 (Call 06/06/37)	300	282,031
4.20%, 12/06/47 (Call 06/06/47)	600	566,121
4.50%, 11/28/34 (Call 05/28/34)	435	441,932
Amazon.com Inc.
3.88%, 08/22/37 (Call 02/22/37)(b)	320	318,934
4.05%, 08/22/47 (Call 02/22/47)	1,150	1,151,986
4.25%, 08/22/57 (Call 02/22/57)	700	709,434
4.80%, 12/05/34 (Call 06/05/34)	860	958,917
4.95%, 12/05/44 (Call 06/05/44)	360	409,013
eBay Inc., 4.00%, 07/15/42 (Call 01/15/42)	370	296,395

		5,134,763

Iron & Steel — 0.4%
ArcelorMittal
6.75%, 03/01/41	10	10,638
7.00%, 10/15/39	250	274,291
Nucor Corp.
5.20%, 08/01/43 (Call 02/01/43)	199	216,081
6.40%, 12/01/37	200	243,143
Vale Overseas Ltd.
6.88%, 11/21/36	550	596,996
6.88%, 11/10/39	435	476,869
8.25%, 01/17/34	420	510,300
Vale SA, 5.63%, 09/11/42	30	29,130

		2,357,448

Leisure Time — 0.0%
Harley-Davidson Inc., 4.63%, 07/28/45 (Call 01/28/45)	150	136,579

Machinery — 0.5%
ABB Finance USA Inc., 4.38%, 05/08/42	357	368,305
Caterpillar Inc.
3.80%, 08/15/42(b)	550	528,126
4.30%, 05/15/44 (Call 11/15/43)	100	102,153
4.75%, 05/15/64 (Call 11/15/63)	225	236,254
5.20%, 05/27/41	335	381,592
5.30%, 09/15/35	11	12,248
6.05%, 08/15/36	111	136,071
Cummins Inc., 4.88%, 10/01/43 (Call 04/01/43)	175	193,392
Deere & Co.
3.90%, 06/09/42 (Call 12/09/41)(b)	245	244,099
5.38%, 10/16/29(b)	200	232,290
7.13%, 03/03/31	101	132,175
Dover Corp., 5.38%, 03/01/41 (Call 12/01/40)	250	267,964
Rockwell Automation Inc., 4.20%, 03/01/49 (Call 09/01/48)	120	120,521
Xylem Inc./NY, 4.38%, 11/01/46 (Call 05/01/46)	225	217,836

		3,173,026

Manufacturing — 1.4%
3M Co.
3.13%, 09/19/46 (Call 03/19/46)	250	215,116
3.63%, 10/15/47 (Call 04/15/47)	265	247,644
3.88%, 06/15/44	150	148,279
4.00%, 09/14/48 (Call 03/14/48)	50	50,239

Security	Par (000)	Value

Manufacturing (continued)
5.70%, 03/15/37	$50	$60,193
Crane Co., 4.20%, 03/15/48 (Call 09/15/47)	45	40,722
Eaton Corp.
4.00%, 11/02/32	700	697,760
4.15%, 11/02/42	275	266,272
General Electric Co.
4.13%, 10/09/42	475	401,496
4.50%, 03/11/44	725	646,962
5.88%, 01/14/38	525	551,224
6.15%, 08/07/37	405	434,729
6.88%, 01/10/39(b)	515	596,202
Series A, 6.75%, 03/15/32	1,080	1,236,782
Illinois Tool Works Inc.
3.90%, 09/01/42 (Call 03/01/42)(b)	375	376,545
4.88%, 09/15/41 (Call 03/15/41)	200	224,693
Ingersoll-Rand Global Holding Co. Ltd.
4.30%, 02/21/48 (Call 08/21/47)	100	95,198
5.75%, 06/15/43	170	195,121
Ingersoll-Rand Luxembourg Finance SA, 4.65%, 11/01/44 (Call 05/01/44)	140	140,189
Parker-Hannifin Corp.
4.10%, 03/01/47 (Call 09/01/46)	110	107,494
4.20%, 11/21/34 (Call 05/21/34)(b)	100	101,311
4.45%, 11/21/44 (Call 05/21/44)	200	204,151
Series A, 6.25%, 05/15/38	100	123,428
Siemens Financieringsmaatschappij NV
3.30%, 09/15/46(a)	150	131,649
4.20%, 03/16/47(a)(b)	1,000	1,010,540
4.40%, 05/27/45(a)	100	104,288

		8,408,227

Media — 5.6%
21st Century Fox America Inc.
4.75%, 09/15/44 (Call 03/15/44)	275	296,926
4.95%, 10/15/45 (Call 04/15/45)	200	222,609
5.40%, 10/01/43	75	87,686
6.15%, 03/01/37	475	586,395
6.15%, 02/15/41(b)	500	629,679
6.20%, 12/15/34	500	618,917
6.40%, 12/15/35	302	382,863
6.55%, 03/15/33	275	352,480
6.65%, 11/15/37	300	391,736
6.90%, 08/15/39	36	48,227
7.75%, 12/01/45	150	221,023
7.85%, 03/01/39	200	288,290
8.15%, 10/17/36	100	144,546
CBS Corp.
4.60%, 01/15/45 (Call 07/15/44)(b)	145	133,821
4.85%, 07/01/42 (Call 01/01/42)	265	252,456
4.90%, 08/15/44 (Call 02/15/44)	310	293,861
5.50%, 05/15/33	150	158,759
5.90%, 10/15/40 (Call 04/15/40)	165	175,210
7.88%, 07/30/30(b)	50	64,404
Charter Communications Operating LLC/Charter Communications Operating Capital
5.38%, 04/01/38 (Call 10/01/37)	150	144,608
5.38%, 05/01/47 (Call 11/01/46)	785	744,658
5.75%, 04/01/48 (Call 10/01/47)	730	729,844
6.38%, 10/23/35 (Call 04/23/35)	650	695,891
6.48%, 10/23/45 (Call 04/23/45)	1,065	1,145,376
6.83%, 10/23/55 (Call 04/23/55)	150	161,720

66	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) February 28, 2019	iShares® Long-Term Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Media (continued)
Comcast Corp.
3.20%, 07/15/36 (Call 01/15/36)	$375	$328,061
3.40%, 07/15/46 (Call 01/15/46)	550	462,938
3.90%, 03/01/38 (Call 09/01/37)	225	211,494
3.97%, 11/01/47 (Call 05/01/47)	625	579,010
4.00%, 08/15/47 (Call 02/15/47)	50	46,389
4.00%, 03/01/48 (Call 09/01/47)	50	46,741
4.00%, 11/01/49 (Call 05/01/49)	780	725,274
4.05%, 11/01/52 (Call 05/01/52)	150	138,734
4.20%, 08/15/34 (Call 02/15/34)	480	483,110
4.25%, 10/15/30 (Call 07/15/30)	320	331,262
4.25%, 01/15/33(b)	1,300	1,329,869
4.40%, 08/15/35 (Call 02/25/35)	455	456,124
4.50%, 01/15/43(b)	200	201,576
4.60%, 10/15/38 (Call 04/15/38)	810	835,893
4.60%, 08/15/45 (Call 02/15/45)	670	676,366
4.65%, 07/15/42	375	380,764
4.70%, 10/15/48 (Call 04/15/48)	1,190	1,238,090
4.75%, 03/01/44	340	352,914
4.95%, 10/15/58 (Call 04/15/58)	765	805,480
5.65%, 06/15/35	111	125,883
6.40%, 05/15/38	62	75,939
6.45%, 03/15/37	175	215,462
6.50%, 11/15/35	435	532,867
6.55%, 07/01/39	25	31,207
6.95%, 08/15/37	150	191,747
7.05%, 03/15/33	161	209,160
Cox Communications Inc.
4.60%, 08/15/47 (Call 02/15/47)(a)	75	68,104
8.38%, 03/01/39(a)	650	821,216
Discovery Communications LLC
4.88%, 04/01/43	265	238,858
4.95%, 05/15/42	250	224,817
5.00%, 09/20/37 (Call 03/20/37)	260	245,802
5.20%, 09/20/47 (Call 03/20/47)	410	385,852
6.35%, 06/01/40	300	320,333
Fox Corp., 5.58%, 01/25/49 (Call 07/25/48)(a)	665	701,130
Grupo Televisa SAB
5.00%, 05/13/45 (Call 11/13/44)	525	478,635
6.63%, 01/15/40	300	334,080
Historic TW Inc., 6.63%, 05/15/29	100	118,453
NBCUniversal Media LLC
4.45%, 01/15/43	325	322,132
5.95%, 04/01/41(b)	700	823,608
Thomson Reuters Corp.
5.50%, 08/15/35	150	153,028
5.65%, 11/23/43 (Call 05/23/43)	125	133,268
5.85%, 04/15/40(b)	250	270,205
Time Warner Cable LLC
4.50%, 09/15/42 (Call 03/15/42)	300	251,969
5.50%, 09/01/41 (Call 03/01/41)	400	378,414
5.88%, 11/15/40 (Call 05/15/40)	500	493,588
6.55%, 05/01/37	450	477,140
6.75%, 06/15/39	465	499,087
7.30%, 07/01/38	550	615,499
Time Warner Entertainment Co. LP, 8.38%, 07/15/33	151	191,260
Viacom Inc.
4.38%, 03/15/43	435	373,408
5.25%, 04/01/44 (Call 10/01/43)	250	241,584

Security	Par (000)	Value

Media (continued)
5.85%, 09/01/43 (Call 03/01/43)	$225	$234,703
6.88%, 04/30/36	350	395,411
Walt Disney Co. (The)
3.00%, 07/30/46	25	20,979
3.70%, 12/01/42	300	284,488
4.13%, 06/01/44(b)	285	288,886
4.38%, 08/16/41	275	285,184
7.00%, 03/01/32	200	269,981
Series E, 4.13%, 12/01/41	200	201,593
Warner Media LLC
4.65%, 06/01/44 (Call 12/01/43)	235	214,454
4.85%, 07/15/45 (Call 01/15/45)	175	165,046
4.90%, 06/15/42(b)	300	284,786
5.35%, 12/15/43	225	224,049
5.38%, 10/15/41	250	252,697
6.10%, 07/15/40	100	109,199
6.25%, 03/29/41(b)	200	220,648
7.70%, 05/01/32	225	294,147

		32,892,060

Metal Fabricate & Hardware — 0.1%
Precision Castparts Corp.
3.90%, 01/15/43 (Call 07/15/42)(b)	166	158,765
4.38%, 06/15/45 (Call 12/15/44)	86	89,218
Valmont Industries Inc.
5.00%, 10/01/44 (Call 04/01/44)	60	55,245
5.25%, 10/01/54 (Call 04/01/54)	50	44,560

		347,788

Mining — 1.6%
Barrick Gold Corp., 5.25%, 04/01/42	245	256,062
Barrick North America Finance LLC
5.70%, 05/30/41	275	301,183
5.75%, 05/01/43	300	332,357
7.50%, 09/15/38	35	43,575
Barrick PD Australia Finance Pty Ltd., 5.95%, 10/15/39	340	381,814
BHP Billiton Finance USA Ltd.
4.13%, 02/24/42(b)	440	445,187
5.00%, 09/30/43	470	536,740
Corp. Nacional del Cobre de Chile
4.25%, 07/17/42(a)	600	577,125
4.50%, 08/01/47 (Call 02/01/47)(a)	800	800,348
Glencore Finance Canada Ltd., 5.55%, 10/25/42(a)	200	192,900
Goldcorp Inc., 5.45%, 06/09/44 (Call 12/09/43)	251	261,758
Indonesia Asahan Aluminium Persero PT, 6.76%, 11/15/48(a)	200	217,101
Newmont Mining Corp.
4.88%, 03/15/42 (Call 09/15/41)	150	149,680
5.88%, 04/01/35	125	138,875
6.25%, 10/01/39	450	516,671
Rio Tinto Alcan Inc.
5.75%, 06/01/35	111	128,451
6.13%, 12/15/33	161	197,080
7.25%, 03/15/31	275	355,064
Rio Tinto Finance USA Ltd., 5.20%, 11/02/40	385	441,956
Rio Tinto Finance USA PLC
4.13%, 08/21/42 (Call 02/21/42)	263	264,408
4.75%, 03/22/42 (Call 09/22/41)	230	251,251
Southern Copper Corp.
5.25%, 11/08/42	360	357,840
5.88%, 04/23/45	375	402,701

SCHEDULE OF INVESTMENTS	67

Schedule of Investments (continued) February 28, 2019	iShares® Long-Term Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mining (continued)
6.75%, 04/16/40	$450	$521,437
7.50%, 07/27/35	335	410,878
Teck Resources Ltd.
6.00%, 08/15/40 (Call 02/15/40)	250	255,575
6.25%, 07/15/41 (Call 01/15/41)	500	521,750
Vale Canada Ltd., 7.20%, 09/15/32	100	104,500

		9,364,267

Oil & Gas — 7.8%
Anadarko Finance Co., Series B, 7.50%, 05/01/31	340	413,638
Anadarko Petroleum Corp.
4.50%, 07/15/44 (Call 01/15/44)	355	321,131
6.20%, 03/15/40	285	312,854
6.45%, 09/15/36	345	388,234
6.60%, 03/15/46 (Call 09/15/45)	485	575,487
Apache Corp.
4.25%, 01/15/44 (Call 07/15/43)	390	333,736
4.75%, 04/15/43 (Call 10/15/42)	360	327,282
5.10%, 09/01/40 (Call 03/01/40)	365	348,296
5.25%, 02/01/42 (Call 08/01/41)	135	130,449
6.00%, 01/15/37	322	333,796
7.75%, 12/15/29	165	195,056
BP Capital Markets PLC, 3.72%, 11/28/28 (Call 08/28/28)(b)	250	254,488
Canadian Natural Resources Ltd.
4.95%, 06/01/47 (Call 12/01/46)	425	442,463
5.85%, 02/01/35	150	163,930
6.25%, 03/15/38	190	217,946
6.45%, 06/30/33	200	232,036
6.50%, 02/15/37	50	57,604
6.75%, 02/01/39	25	29,930
7.20%, 01/15/32	200	243,443
Cenovus Energy Inc.
4.45%, 09/15/42 (Call 03/15/42)	75	62,569
5.25%, 06/15/37 (Call 12/15/36)	325	302,549
5.40%, 06/15/47 (Call 12/15/46)	510	478,707
6.75%, 11/15/39	425	448,795
CNOOC Finance 2013 Ltd., 4.25%, 05/09/43	400	390,010
CNOOC Nexen Finance 2014 ULC, 4.88%, 04/30/44	400	433,022
Concho Resources Inc., 4.88%, 10/01/47 (Call 04/01/47)(b)	535	537,205
Conoco Funding Co., 7.25%, 10/15/31	250	328,674
ConocoPhillips
5.90%, 10/15/32	263	316,053
5.90%, 05/15/38	210	254,861
6.50%, 02/01/39	725	948,119
ConocoPhillips Canada Funding Co. I
5.95%, 10/15/36	100	120,565
7.20%, 08/15/31	300	392,610
7.40%, 12/01/31	295	393,191
ConocoPhillips Co.
4.30%, 11/15/44 (Call 05/15/44)	200	205,419
5.95%, 03/15/46 (Call 09/15/45)	175	221,858
ConocoPhillips Holding Co., 6.95%, 04/15/29	600	762,172
Devon Energy Corp.
4.75%, 05/15/42 (Call 11/15/41)	278	271,020
5.00%, 06/15/45 (Call 12/15/44)	250	254,794
5.60%, 07/15/41 (Call 01/15/41)	435	470,703
Ecopetrol SA
5.88%, 05/28/45	450	453,735
7.38%, 09/18/43	375	438,750
Empresa Nacional del Petroleo, 4.50%, 09/14/47 (Call 03/14/47)(a)	400	366,600

Security	Par (000)	Value

Oil & Gas (continued)
Encana Corp.
6.50%, 08/15/34	$250	$285,569
6.50%, 02/01/38	350	388,750
6.63%, 08/15/37	80	91,014
7.20%, 11/01/31	100	116,516
8.13%, 09/15/30	50	61,470
EOG Resources Inc.
3.90%, 04/01/35 (Call 10/01/34)	300	292,965
5.10%, 01/15/36 (Call 07/15/35)	125	134,820
Equinor ASA
3.95%, 05/15/43	225	221,849
4.25%, 11/23/41	275	281,084
4.80%, 11/08/43	275	304,273
5.10%, 08/17/40	150	170,426
Exxon Mobil Corp.
3.57%, 03/06/45 (Call 09/06/44)	250	239,108
4.11%, 03/01/46 (Call 09/01/45)(b)	925	962,975
Gazprom OAO Via Gaz Capital SA, 7.29%, 08/16/37(a)	800	918,000
Hess Corp.
5.60%, 02/15/41	475	461,219
5.80%, 04/01/47 (Call 10/01/46)	50	49,849
6.00%, 01/15/40	250	250,993
7.13%, 03/15/33	225	253,526
7.30%, 08/15/31	420	478,820
KazMunayGas National Co. JSC, 6.38%, 10/24/48(a)	600	648,600
Kerr-McGee Corp., 7.88%, 09/15/31	14	17,318
Marathon Oil Corp.
5.20%, 06/01/45 (Call 12/01/44)	250	257,192
6.60%, 10/01/37	150	173,035
6.80%, 03/15/32	166	189,695
Marathon Petroleum Corp.
4.50%, 04/01/48 (Call 10/01/47)(a)	200	183,165
4.75%, 09/15/44 (Call 03/15/44)	265	253,969
5.00%, 09/15/54 (Call 03/15/54)	240	222,038
5.85%, 12/15/45 (Call 06/15/45)	50	51,254
6.50%, 03/01/41 (Call 09/01/40)	285	329,085
Motiva Enterprises LLC, 6.85%, 01/15/40(a)	300	317,921
Nexen Inc.
5.88%, 03/10/35	250	290,819
6.40%, 05/15/37	250	309,484
7.50%, 07/30/39	385	538,016
7.88%, 03/15/32	160	217,606
Noble Energy Inc.
4.95%, 08/15/47 (Call 02/15/47)(b)	50	46,783
5.05%, 11/15/44 (Call 05/15/44)	285	267,050
5.25%, 11/15/43 (Call 05/15/43)	300	281,950
6.00%, 03/01/41 (Call 09/01/40)	400	415,277
Occidental Petroleum Corp.
4.10%, 02/15/47 (Call 08/15/46)(b)	400	391,482
4.20%, 03/15/48 (Call 09/15/47)	175	175,346
4.40%, 04/15/46 (Call 10/15/45)	275	281,539
4.63%, 06/15/45 (Call 12/15/44)	350	367,846
Pertamina Persero PT
6.45%, 05/30/44(a)	1,400	1,552,250
6.50%, 11/07/48(a)	200	221,959
Petro-Canada
5.35%, 07/15/33	125	133,238
5.95%, 05/15/35	111	124,842
6.80%, 05/15/38	510	628,143

68	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) February 28, 2019	iShares® Long-Term Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil & Gas (continued)
Petroleos del Peru SA
4.75%, 06/19/32(a)	$600	$591,000
5.63%, 06/19/47(a)	200	203,250
Petroleos Mexicanos
5.50%, 06/27/44	700	549,290
5.63%, 01/23/46	865	676,862
6.35%, 02/12/48	50	41,420
6.38%, 01/23/45	1,150	967,150
6.50%, 06/02/41	1,050	910,875
6.63%, 06/15/35	900	814,500
6.63%, 06/15/38	200	176,700
6.75%, 09/21/47	1,880	1,629,960
Petronas Capital Ltd., 4.50%, 03/18/45(a)	400	420,525
Phillips 66
4.65%, 11/15/34 (Call 05/15/34)	410	424,083
4.88%, 11/15/44 (Call 05/15/44)	550	572,947
5.88%, 05/01/42(b)	440	510,175
Shell International Finance BV
3.75%, 09/12/46(b)	200	190,812
4.00%, 05/10/46	725	724,206
4.13%, 05/11/35(b)	525	541,879
4.38%, 05/11/45	975	1,025,476
4.55%, 08/12/43	575	615,403
5.50%, 03/25/40	300	358,690
6.38%, 12/15/38	875	1,143,388
Sinopec Group Overseas Development 2012 Ltd.,
4.88%, 05/17/42(a)	700	744,579
Sinopec Group Overseas Development 2018 Ltd.,
4.60%, 09/12/48(a)	500	521,105
Suncor Energy Inc.
5.95%, 12/01/34	25	28,436
6.50%, 06/15/38	415	500,664
6.85%, 06/01/39(b)	455	570,766
Tosco Corp., 8.13%, 02/15/30	61	82,491
Valero Energy Corp.
4.90%, 03/15/45	275	279,967
6.63%, 06/15/37	520	615,544
7.50%, 04/15/32	395	491,280

		45,947,331

Oil & Gas Services — 0.5%
Baker Hughes a GE Co. LLC, 5.13%, 09/15/40(b)	400	405,615
Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor Inc., 4.08%, 12/15/47 (Call 06/15/47)	400	352,929
Halliburton Co.
4.50%, 11/15/41 (Call 05/15/41)	200	191,959
4.75%, 08/01/43 (Call 02/01/43)(b)	350	350,504
4.85%, 11/15/35 (Call 05/15/35)	200	202,596
5.00%, 11/15/45 (Call 05/15/45)	660	678,582
6.70%, 09/15/38	21	25,571
7.45%, 09/15/39	360	472,205
National Oilwell Varco Inc., 3.95%, 12/01/42 (Call 06/01/42)	425	346,826

		3,026,787

Packaging & Containers — 0.1%
Sonoco Products Co., 5.75%, 11/01/40 (Call 05/01/40)	128	138,689
WestRock MWV LLC
7.95%, 02/15/31	101	127,945
8.20%, 01/15/30	175	225,162
WRKCo Inc., 4.90%, 03/15/29 (Call 12/15/28)	50	52,519

		544,315

Security	Par (000)	Value

Pharmaceuticals — 5.7%
AbbVie Inc.
4.30%, 05/14/36 (Call 11/14/35)	$315	$287,310
4.40%, 11/06/42	725	643,753
4.45%, 05/14/46 (Call 11/14/45)	575	505,037
4.50%, 05/14/35 (Call 11/14/34)	750	701,255
4.70%, 05/14/45 (Call 11/14/44)	1,100	1,007,653
4.88%, 11/14/48 (Call 05/14/48)(b)	355	333,444
Allergan Finance LLC, 4.63%, 10/01/42 (Call 04/01/42)	60	54,131
Allergan Funding SCS
4.55%, 03/15/35 (Call 09/15/34)	550	512,990
4.75%, 03/15/45 (Call 09/15/44)(b)	400	369,196
4.85%, 06/15/44 (Call 12/15/43)(b)	385	355,893
AmerisourceBergen Corp.
4.25%, 03/01/45 (Call 09/01/44)	200	173,842
4.30%, 12/15/47 (Call 06/15/47)(b)	240	209,310
AstraZeneca PLC 4.00%, 09/18/42	395	362,134
4.38%, 11/16/45	405	391,627
4.38%, 08/17/48 (Call 02/17/48)(b)	295	285,333
6.45%, 09/15/37	705	859,365
Bayer U.S. Finance II LLC
4.20%, 07/15/34 (Call 01/15/34)(a)	350	312,092
4.38%, 12/15/28 (Call 09/15/28)(a)	1,500	1,460,710
4.40%, 07/15/44 (Call 01/15/44)(a)	275	232,201
4.65%, 11/15/43 (Call 05/15/43)(a)	74	64,405
4.70%, 07/15/64 (Call 01/15/64)(a)	200	157,580
4.88%, 06/25/48 (Call 12/25/47)(a)	275	250,490
Bristol-Myers Squibb Co.
3.25%, 08/01/42(b)	49	39,857
4.50%, 03/01/44 (Call 09/01/43)	290	288,318
Cardinal Health Inc.
4.37%, 06/15/47 (Call 12/15/46)	250	215,800
4.50%, 11/15/44 (Call 05/15/44)	195	167,342
4.60%, 03/15/43	200	175,644
Cigna Corp.
4.80%, 08/15/38 (Call 02/15/38)(a)	600	596,175
4.90%, 12/15/48 (Call 06/15/48)(a)	735	727,049
CVS Health Corp.
4.78%, 03/25/38 (Call 09/25/37)	1,460	1,416,829
4.88%, 07/20/35 (Call 01/20/35)	300	295,826
5.05%, 03/25/48 (Call 09/25/47)	2,495	2,467,077
5.13%, 07/20/45 (Call 01/20/45)	1,010	997,810
5.30%, 12/05/43 (Call 06/05/43)	273	276,076
Eli Lilly & Co.
3.70%, 03/01/45 (Call 09/01/44)	165	156,782
3.95%, 05/15/47 (Call 11/15/46)(b)	230	226,427
3.95%, 03/15/49 (Call 09/15/48)	225	220,311
4.15%, 03/15/59 (Call 09/15/58)	500	487,617
5.55%, 03/15/37(b)	166	195,985
Express Scripts Holding Co.
4.80%, 07/15/46 (Call 01/15/46)	625	614,362
6.13%, 11/15/41	165	185,646
GlaxoSmithKline Capital Inc.
4.20%, 03/18/43(b)	185	187,796
5.38%, 04/15/34	200	230,580
6.38%, 05/15/38	850	1,074,929
Johnson & Johnson
3.40%, 01/15/38 (Call 07/15/37)	100	95,226
3.50%, 01/15/48 (Call 07/15/47)	300	280,872
3.55%, 03/01/36 (Call 09/01/35)	375	364,427

SCHEDULE OF INVESTMENTS	69

Schedule of Investments (continued) February 28, 2019	iShares® Long-Term Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pharmaceuticals (continued)
3.63%, 03/03/37 (Call 09/03/36)	$405	$395,056
3.70%, 03/01/46 (Call 09/01/45)(b)	500	485,805
3.75%, 03/03/47 (Call 09/03/46)	375	367,445
4.38%, 12/05/33 (Call 06/05/33)	350	375,413
4.50%, 09/01/40	100	108,344
4.50%, 12/05/43 (Call 06/05/43)(b)	200	216,928
4.85%, 05/15/41	186	210,047
4.95%, 05/15/33	311	355,060
5.85%, 07/15/38	100	125,781
5.95%, 08/15/37	400	504,054
McKesson Corp., 4.75%, 05/30/29 (Call 02/28/29)	50	51,271
Mead Johnson Nutrition Co.
4.60%, 06/01/44 (Call 12/01/43)	153	157,332
5.90%, 11/01/39	175	208,958
Merck & Co. Inc.
3.60%, 09/15/42 (Call 03/15/42)	350	329,414
3.70%, 02/10/45 (Call 08/10/44)(b)	625	594,853
4.15%, 05/18/43	500	511,274
6.55%, 09/15/37	75	98,917
Merck Sharp & Dohme Corp., 5.75%, 11/15/36	25	30,294
Mylan Inc., 5.40%, 11/29/43 (Call 05/29/43)	375	331,255
Mylan NV, 5.25%, 06/15/46 (Call 12/15/45)(b)	300	258,845
Novartis Capital Corp.
3.70%, 09/21/42(b)	200	192,365
4.00%, 11/20/45 (Call 05/20/45)(b)	410	410,652
4.40%, 05/06/44	325	345,906
Perrigo Finance Unlimited Co., 4.90%, 12/15/44
(Call 06/15/44)	50	40,157
Pfizer Inc.
4.00%, 12/15/36	360	363,410
4.13%, 12/15/46	500	508,676
4.30%, 06/15/43	300	310,544
4.40%, 05/15/44	425	446,436
5.60%, 09/15/40	100	119,228
7.20%, 03/15/39	925	1,305,135
Wyeth LLC
5.95%, 04/01/37	750	925,749
6.00%, 02/15/36	146	179,934
6.50%, 02/01/34	143	184,961
Zoetis Inc.
3.95%, 09/12/47 (Call 03/12/47)	325	294,962
4.45%, 08/20/48 (Call 02/20/48)	25	24,706
4.70%, 02/01/43 (Call 08/01/42)	425	433,344

		33,317,025

Pipelines — 4.8%
Abu Dhabi Crude Oil Pipeline LLC, 4.60%, 11/02/47(a)	800	808,000
Buckeye Partners LP
5.60%, 10/15/44 (Call 04/15/44)	160	147,618
5.85%, 11/15/43 (Call 05/15/43)	140	131,757
Columbia Pipeline Group Inc., 5.80%, 06/01/45 (Call 12/01/44)(b)	295	319,966
Enable Midstream Partners LP, 5.00%, 05/15/44 (Call 11/15/43)	125	107,544
Enbridge Energy Partners LP
5.50%, 09/15/40 (Call 03/15/40)	200	217,236
7.38%, 10/15/45 (Call 04/15/45)	50	67,365
Series B, 7.50%, 04/15/38	200	260,335
Enbridge Inc.
4.50%, 06/10/44 (Call 12/10/43)	295	288,632
5.50%, 12/01/46 (Call 05/29/46)(b)	170	193,829

Security	Par (000)	Value

Pipelines (continued)
Energy Transfer Operating LP
4.90%, 03/15/35 (Call 09/15/34)	$200	$186,474
5.15%, 02/01/43 (Call 08/01/42)	200	183,605
5.15%, 03/15/45 (Call 09/15/44)	250	232,096
5.30%, 04/15/47 (Call 10/15/46)	325	306,425
5.95%, 10/01/43 (Call 04/01/43)	15	15,017
6.05%, 06/01/41 (Call 12/01/40)	50	50,935
6.13%, 12/15/45 (Call 06/15/45)	400	416,915
6.25%, 04/15/49 (Call 10/15/48)	600	643,888
6.50%, 02/01/42 (Call 08/01/41)	285	308,718
6.63%, 10/15/36	180	194,209
7.50%, 07/01/38	290	340,533
Series 30Y, 6.00%, 06/15/48 (Call 12/15/47)	15	15,522
Enterprise Products Operating LLC
4.25%, 02/15/48 (Call 08/15/47)	300	280,988
4.45%, 02/15/43 (Call 08/15/42)	350	337,961
4.85%, 08/15/42 (Call 02/15/42)	315	321,899
4.85%, 03/15/44 (Call 09/15/43)	600	613,596
4.90%, 05/15/46 (Call 11/15/45)	435	447,325
4.95%, 10/15/54 (Call 04/15/54)	200	200,639
5.10%, 02/15/45 (Call 08/15/44)	425	447,896
5.70%, 02/15/42	265	295,372
5.95%, 02/01/41	285	326,145
6.13%, 10/15/39	250	291,147
7.55%, 04/15/38	150	196,746
Series D, 6.88%, 03/01/33	200	243,930
Series H, 6.65%, 10/15/34	141	172,178
EQM Midstream Partners LP, Series 30Y, 6.50%, 07/15/48 (Call 01/15/48)	275	273,529
GNL Quintero SA, 4.63%, 07/31/29(a)(b)	450	453,937
Kinder Morgan Energy Partners LP
4.70%, 11/01/42 (Call 05/01/42)	250	235,031
5.00%, 08/15/42 (Call 02/15/42)	375	366,826
5.00%, 03/01/43 (Call 09/01/42)	300	293,207
5.40%, 09/01/44 (Call 03/01/44)	250	255,245
5.50%, 03/01/44 (Call 09/01/43)	305	315,068
5.80%, 03/15/35	300	319,390
6.38%, 03/01/41	230	260,268
6.55%, 09/15/40	100	114,729
6.95%, 01/15/38	400	478,285
7.30%, 08/15/33	36	43,991
7.40%, 03/15/31	118	142,735
7.50%, 11/15/40	95	117,671
7.75%, 03/15/32	100	125,906
Kinder Morgan Inc./DE
5.05%, 02/15/46 (Call 08/15/45)	385	381,173
5.20%, 03/01/48 (Call 09/01/47)	185	187,707
5.30%, 12/01/34 (Call 06/01/34)	315	324,879
5.55%, 06/01/45 (Call 12/01/44)	465	487,965
7.75%, 01/15/32	395	495,970
Magellan Midstream Partners LP
4.20%, 10/03/47 (Call 04/03/47)	210	191,714
4.25%, 09/15/46 (Call 03/15/46)(b)	200	185,874
4.85%, 02/01/49 (Call 08/01/48)	100	101,562
5.15%, 10/15/43 (Call 04/15/43)	250	258,724
MPLX LP
4.50%, 04/15/38 (Call 10/15/37)	745	686,493
4.70%, 04/15/48 (Call 10/15/47)	485	444,691
4.80%, 02/15/29 (Call 11/15/28)	50	51,213
4.90%, 04/15/58 (Call 10/15/57)	60	53,357

70	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) February 28, 2019	iShares® Long-Term Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pipelines (continued)
5.20%, 03/01/47 (Call 09/01/46)	$425	$414,452
5.50%, 02/15/49 (Call 08/15/48)	325	332,233
ONEOK Inc., 4.95%, 07/13/47 (Call 01/06/47)	250	240,752
ONEOK Partners LP 6.13%, 02/01/41 (Call 08/01/40)	225	239,994
6.20%, 09/15/43 (Call 03/15/43)	125	134,089
6.65%, 10/01/36	210	233,180
6.85%, 10/15/37	300	347,543
Phillips 66 Partners LP
4.68%, 02/15/45 (Call 08/15/44)(b)	75	71,317
4.90%, 10/01/46 (Call 04/01/46)	250	247,205
Plains All American Pipeline LP/PAA Finance Corp.
4.30%, 01/31/43 (Call 07/31/42)	90	74,885
4.70%, 06/15/44 (Call 12/15/43)	250	220,655
4.90%, 02/15/45 (Call 08/15/44)	350	321,187
5.15%, 06/01/42 (Call 12/01/41)	60	55,725
6.65%, 01/15/37	225	245,963
Southern Natural Gas Co. LLC, 8.00%, 03/01/32	50	64,392
Spectra Energy Partners LP
4.50%, 03/15/45 (Call 09/15/44)	190	185,493
5.95%, 09/25/43 (Call 03/25/43)	150	165,767
Sunoco Logistics Partners Operations LP 4.95%, 01/15/43 (Call 07/15/42)	250	223,254
5.30%, 04/01/44 (Call 10/01/43)	275	257,555
5.35%, 05/15/45 (Call 11/15/44)	100	94,133
5.40%, 10/01/47 (Call 04/01/47)	835	801,178
6.10%, 02/15/42	175	179,086
Texas Eastern Transmission LP, 7.00%, 07/15/32	200	242,590
TransCanada PipeLines Ltd.
4.63%, 03/01/34 (Call 12/01/33)	350	356,258
4.75%, 05/15/38 (Call 11/15/37)(b)	100	100,982
4.88%, 05/15/48 (Call 11/15/47)	525	528,793
5.00%, 10/16/43 (Call 04/16/43)	400	403,879
5.60%, 03/31/34	200	219,590
5.85%, 03/15/36	100	110,213
6.10%, 06/01/40	279	323,134
6.20%, 10/15/37	200	229,848
7.25%, 08/15/38	325	413,491
7.63%, 01/15/39	300	395,687
Transcontinental Gas Pipe Line Co. LLC
4.45%, 08/01/42 (Call 02/01/42)	300	281,907
4.60%, 03/15/48 (Call 09/15/47)	475	452,660
5.40%, 08/15/41 (Call 02/15/41)	151	157,194
Western Midstream Operating LP
5.45%, 04/01/44 (Call 10/01/43)	350	322,294
5.50%, 08/15/48 (Call 02/15/48)	160	150,027
Williams Companies Inc. (The)
4.90%, 01/15/45 (Call 07/15/44)	225	216,587
5.10%, 09/15/45 (Call 03/15/45)	305	302,026
5.40%, 03/04/44 (Call 09/04/43)	175	177,014
5.80%, 11/15/43 (Call 05/15/43)	50	53,237
6.30%, 04/15/40	405	456,555

		28,303,585

Private Equity — 0.0%
Apollo Management Holdings LP, 5.00%, 03/15/48 (Call 09/15/47)(a)	75	69,282
Carlyle Finance LLC, 5.65%, 09/15/48 (Call 03/15/48)(a)(b)	250	242,754

		312,036

Security	Par (000)	Value

Real Estate — 0.0%
WEA Finance LLC, 4.63%, 09/20/48 (Call 03/20/48)(a)	$100	$100,842

Real Estate Investment Trusts — 1.0%
Alexandria Real Estate Equities Inc., 4.70%, 07/01/30 (Call 04/01/30)	425	439,288
AvalonBay Communities Inc.
3.90%, 10/15/46 (Call 04/15/46)	195	182,144
4.15%, 07/01/47 (Call 01/01/47)	150	147,027
Crown Castle International Corp., 5.20%, 02/15/49 (Call 08/15/48)	85	84,758
ERP Operating LP
4.50%, 07/01/44 (Call 01/01/44)	100	103,266
4.50%, 06/01/45 (Call 12/01/44)	315	325,708
Essex Portfolio LP, 4.50%, 03/15/48 (Call 09/15/47)	100	97,771
Federal Realty Investment Trust
3.63%, 08/01/46 (Call 02/01/46)	125	109,109
4.50%, 12/01/44 (Call 06/01/44)	197	199,659
HCP Inc., 6.75%, 02/01/41 (Call 08/01/40)	150	185,378
Kilroy Realty LP, 4.25%, 08/15/29 (Call 05/15/29)	129	127,923
Kimco Realty Corp.
4.25%, 04/01/45 (Call 10/01/44)	250	228,468
4.45%, 09/01/47 (Call 03/01/47)	190	178,903
Realty Income Corp., 4.65%, 03/15/47 (Call 09/15/46)	180	187,893
Regency Centers LP
4.40%, 02/01/47 (Call 08/01/46)	200	190,705
4.65%, 03/15/49 (Call 09/15/48)	150	148,148
Simon Property Group LP
4.25%, 10/01/44 (Call 04/01/44)	14	13,881
4.25%, 11/30/46 (Call 05/30/46)	135	134,299
4.75%, 03/15/42 (Call 09/15/41)(b)	185	196,619
6.75%, 02/01/40 (Call 11/01/39)	295	384,125
Trust F/1401, 6.95%, 01/30/44 (Call 07/30/43)(a)(b)	200	201,975
Ventas Realty LP
4.38%, 02/01/45 (Call 08/01/44)(b)	177	163,918
4.40%, 01/15/29 (Call 10/15/28)	300	305,852
4.88%, 04/15/49 (Call 10/15/48)	65	64,697
5.70%, 09/30/43 (Call 03/30/43)	26	28,787
Welltower Inc.
4.95%, 09/01/48 (Call 03/01/48)	250	253,935
6.50%, 03/15/41 (Call 09/15/40)	165	194,769
Weyerhaeuser Co., 7.38%, 03/15/32	600	757,102

		5,636,107

Retail — 2.7%
Darden Restaurants Inc., 4.55%, 02/15/48 (Call 08/15/47)	95	86,837
Home Depot Inc. (The)
3.50%, 09/15/56 (Call 03/15/56)	345	304,041
3.90%, 06/15/47 (Call 12/15/46)(b)	170	164,033
4.20%, 04/01/43 (Call 10/01/42)	150	151,136
4.25%, 04/01/46 (Call 10/01/45)	500	508,929
4.40%, 03/15/45 (Call 09/15/44)	375	388,693
4.50%, 12/06/48 (Call 06/06/48)	375	396,649
4.88%, 02/15/44 (Call 08/15/43)	450	496,290
5.40%, 09/15/40 (Call 03/15/40)	121	140,798
5.88%, 12/16/36	675	819,425
5.95%, 04/01/41 (Call 10/01/40)	450	556,954
Kohl’s Corp., 5.55%, 07/17/45 (Call 01/17/45)	160	144,511
Lowe’s Companies Inc.
3.70%, 04/15/46 (Call 10/15/45)(b)	475	402,215
4.05%, 05/03/47 (Call 11/03/46)(b)	395	352,761
4.25%, 09/15/44 (Call 03/15/44)	175	161,150

SCHEDULE OF INVESTMENTS	71

Schedule of Investments (continued) February 28, 2019	iShares® Long-Term Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Retail (continued)
4.38%, 09/15/45 (Call 03/15/45)	$285	$264,216
4.65%, 04/15/42 (Call 10/15/41)	225	217,548
Macy’s Retail Holdings Inc.
4.30%, 02/15/43 (Call 08/15/42)	100	73,173
4.50%, 12/15/34 (Call 06/15/34)	22	18,146
5.13%, 01/15/42 (Call 07/15/41)	105	86,731
McDonald’s Corp.
3.63%, 05/01/43	11	9,546
3.70%, 02/15/42	355	315,315
4.45%, 03/01/47 (Call 09/01/46)	180	175,187
4.45%, 09/01/48 (Call 03/01/48)	80	77,828
4.60%, 05/26/45 (Call 11/26/44)	300	296,608
4.70%, 12/09/35 (Call 06/09/35)	195	200,631
4.88%, 07/15/40	6	6,164
4.88%, 12/09/45 (Call 06/09/45)	400	412,465
5.70%, 02/01/39	255	288,422
6.30%, 10/15/37	375	449,219
6.30%, 03/01/38	275	326,807
Nordstrom Inc., 5.00%, 01/15/44 (Call 07/15/43)	210	179,683
Starbucks Corp.
3.75%, 12/01/47 (Call 06/01/47)	150	128,486
4.30%, 06/15/45 (Call 12/10/44)	190	178,695
4.50%, 11/15/48 (Call 05/15/48)	275	265,155
Target Corp.
3.63%, 04/15/46	575	517,220
3.90%, 11/15/47 (Call 05/15/47)	269	253,440
4.00%, 07/01/42	500	484,675
Tiffany & Co., 4.90%, 10/01/44 (Call 04/01/44)(b)	125	109,203
Walgreen Co., 4.40%, 09/15/42	250	224,714
Walgreens Boots Alliance Inc.
4.50%, 11/18/34 (Call 05/18/34)	305	295,248
4.65%, 06/01/46 (Call 12/01/45)	200	186,394
4.80%, 11/18/44 (Call 05/18/44)	315	294,167
Walmart Inc.
3.63%, 12/15/47 (Call 06/15/47)	150	140,488
3.95%, 06/28/38 (Call 12/28/37)	790	792,048
4.00%, 04/11/43 (Call 10/11/42)	435	432,994
4.05%, 06/29/48 (Call 12/29/47)	1,050	1,059,127
4.30%, 04/22/44 (Call 10/22/43)	250	261,278
4.75%, 10/02/43 (Call 04/02/43)	175	190,312
5.00%, 10/25/40	100	113,483
5.25%, 09/01/35	420	490,849
5.63%, 04/01/40	135	163,636
5.63%, 04/15/41	450	548,185
6.20%, 04/15/38	60	76,474
6.50%, 08/15/37(b)	100	130,734

		15,809,116

Semiconductors — 0.8%
Analog Devices Inc.
4.50%, 12/05/36 (Call 06/05/36)	50	47,470
5.30%, 12/15/45 (Call 06/15/45)	135	141,274
Applied Materials Inc.
4.35%, 04/01/47 (Call 10/01/46)(b)	160	160,364
5.10%, 10/01/35 (Call 04/01/35)	200	219,392
5.85%, 06/15/41	320	383,703
Intel Corp.
3.73%, 12/08/47 (Call 06/08/47)	550	523,355
4.00%, 12/15/32	375	397,742
4.10%, 05/19/46 (Call 11/19/45)	660	659,921
4.10%, 05/11/47 (Call 11/11/46)	175	176,218

Security	Par (000)	Value

Semiconductors (continued)
4.80%, 10/01/41(b)	$100	$111,478
4.90%, 07/29/45 (Call 01/29/45)	60	67,609
KLA-Tencor Corp., 5.65%, 11/01/34 (Call 07/01/34)	125	127,117
QUALCOMM Inc.
4.30%, 05/20/47 (Call 11/20/46)	455	408,164
4.65%, 05/20/35 (Call 11/20/34)	400	391,196
4.80%, 05/20/45 (Call 11/20/44)	410	394,710
Texas Instruments Inc., 4.15%, 05/15/48 (Call 11/15/47)(b)	350	356,877

		4,566,590

Software — 2.8%
Activision Blizzard Inc., 4.50%, 06/15/47 (Call 12/15/46)	175	155,516
Fidelity National Information Services Inc., 4.50%, 08/15/46 (Call 02/15/46)	250	227,097
Microsoft Corp.
3.45%, 08/08/36 (Call 02/08/36)	725	703,679
3.50%, 02/12/35 (Call 08/12/34)	550	537,956
3.50%, 11/15/42	250	235,709
3.70%, 08/08/46 (Call 02/08/46)	675	658,755
3.75%, 05/01/43 (Call 11/01/42)	250	244,466
3.75%, 02/12/45 (Call 08/12/44)	635	622,967
3.95%, 08/08/56 (Call 02/08/56)	690	677,245
4.00%, 02/12/55 (Call 08/12/54)	725	718,795
4.10%, 02/06/37 (Call 08/06/36)	550	575,244
4.20%, 11/03/35 (Call 05/03/35)	425	449,785
4.45%, 11/03/45 (Call 05/03/45)(b)	925	1,007,171
4.50%, 10/01/40	475	517,003
4.50%, 02/06/57 (Call 08/06/56)	700	767,540
4.75%, 11/03/55 (Call 05/03/55)	285	322,481
4.88%, 12/15/43 (Call 06/15/43)	300	339,491
5.20%, 06/01/39	222	262,111
5.30%, 02/08/41	475	569,219
Series 30Y, 4.25%, 02/06/47 (Call 08/06/46)(b)	700	742,812
Oracle Corp.
3.25%, 05/15/30 (Call 02/15/30)	350	335,882
3.80%, 11/15/37 (Call 05/15/37)	725	695,192
3.85%, 07/15/36 (Call 01/15/36)	375	363,316
3.90%, 05/15/35 (Call 11/15/34)	525	515,049
4.00%, 07/15/46 (Call 01/15/46)	800	765,121
4.00%, 11/15/47 (Call 05/15/47)	625	595,173
4.13%, 05/15/45 (Call 11/15/44)	555	538,907
4.30%, 07/08/34 (Call 01/08/34)	650	675,729
4.38%, 05/15/55 (Call 11/15/54)	389	387,763
4.50%, 07/08/44 (Call 01/08/44)(b)	325	336,308
5.38%, 07/15/40	550	627,851
6.13%, 07/08/39	325	401,813
6.50%, 04/15/38	90	115,218

		16,688,364

Telecommunications — 7.4%
America Movil SAB de CV
4.38%, 07/16/42	443	442,889
6.13%, 11/15/37	125	148,086
6.13%, 03/30/40	685	828,138
6.38%, 03/01/35	165	198,532
AT&T Inc.
4.30%, 02/15/30 (Call 11/15/29)	1,285	1,261,476
4.30%, 12/15/42 (Call 06/15/42)	535	468,550
4.35%, 06/15/45 (Call 12/15/44)	765	666,372
4.50%, 05/15/35 (Call 11/15/34)	900	847,770
4.50%, 03/09/48 (Call 09/09/47)	1,135	1,008,831

72	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) February 28, 2019	iShares® Long-Term Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Telecommunications (continued)
4.55%, 03/09/49 (Call 09/09/48)	$710	$635,219
4.75%, 05/15/46 (Call 11/15/45)(b)	1,175	1,090,866
4.80%, 06/15/44 (Call 12/15/43)	800	750,948
4.85%, 03/01/39 (Call 09/01/38)	100	95,549
4.90%, 08/15/37 (Call 02/14/37)	25	24,109
5.15%, 03/15/42	460	447,902
5.15%, 11/15/46 (Call 05/15/46)	575	561,187
5.15%, 02/15/50 (Call 08/14/49)(b)	1,165	1,128,236
5.25%, 03/01/37 (Call 09/01/36)	1,005	1,012,044
5.30%, 08/15/58 (Call 02/14/58)	500	474,468
5.35%, 09/01/40	650	652,019
5.45%, 03/01/47 (Call 09/01/46)(b)	775	787,648
5.55%, 08/15/41	150	153,589
5.65%, 02/15/47 (Call 08/15/46)	525	545,976
5.70%, 03/01/57 (Call 09/01/56)	335	341,547
6.00%, 08/15/40 (Call 05/15/40)	300	322,330
6.15%, 09/15/34	50	54,675
6.30%, 01/15/38(b)	25	27,884
6.35%, 03/15/40	225	248,020
6.38%, 03/01/41	375	416,032
6.45%, 06/15/34	25	26,641
AT&T Mobility LLC, 7.13%, 12/15/31	25	29,114
Bell Canada Inc., 4.46%, 04/01/48 (Call 10/01/47)	525	524,799
British Telecommunications PLC, 9.63%, 12/15/30	925	1,292,216
Cisco Systems Inc.
5.50%, 01/15/40	600	733,784
5.90%, 02/15/39	610	779,164
Deutsche Telekom International Finance BV
4.75%, 06/21/38 (Call 12/21/37)(a)(b)	275	270,534
8.75%, 06/15/30	1,175	1,575,333
9.25%, 06/01/32	219	312,016
Juniper Networks Inc., 5.95%, 03/15/41	175	168,920
Koninklijke KPN NV, 8.38%, 10/01/30	390	469,645
Motorola Solutions Inc., 5.50%, 09/01/44	230	222,714
Orange SA
5.38%, 01/13/42	200	216,683
5.50%, 02/06/44 (Call 08/06/43)	225	247,486
9.00%, 03/01/31	675	946,701
Rogers Communications Inc.
4.30%, 02/15/48 (Call 08/15/47)	450	434,768
4.50%, 03/15/43 (Call 09/15/42)	150	147,821
5.00%, 03/15/44 (Call 09/15/43)	350	370,771
5.45%, 10/01/43 (Call 04/01/43)	56	61,752
7.50%, 08/15/38	150	197,859
Telefonica Emisiones SAU
4.67%, 03/06/38	250	228,876
4.90%, 03/06/48(b)	400	368,240
5.21%, 03/08/47	525	502,840
5.52%, 03/01/49 (Call 09/01/48)	150	149,775
7.05%, 06/20/36	600	705,896
Telefonica Europe BV, 8.25%, 09/15/30	600	774,776
TELUS Corp., 4.60%, 11/16/48 (Call 05/16/48)(b)	135	135,415
Verizon Communications Inc.
3.85%, 11/01/42 (Call 05/01/42)	475	425,218
4.13%, 08/15/46	525	480,559
4.27%, 01/15/36	900	878,390
4.40%, 11/01/34 (Call 05/01/34)	970	971,794
4.50%, 08/10/33	1,475	1,502,604
4.52%, 09/15/48	1,460	1,427,652
4.67%, 03/15/55	1,450	1,410,186

Security	Par (000)	Value

Telecommunications (continued)
4.75%, 11/01/41	$200	$203,003
4.81%, 03/15/39	580	595,062
4.86%, 08/21/46	1,240	1,274,932
5.01%, 04/15/49	1,025	1,072,904
5.01%, 08/21/54	1,600	1,641,270
5.25%, 03/16/37	265	288,476
5.50%, 03/16/47	465	516,882
6.40%, 02/15/38	50	59,424
6.55%, 09/15/43	250	309,102
7.75%, 12/01/30	125	162,141
Vodafone Group PLC
4.38%, 02/19/43	625	536,036
5.00%, 05/30/38(b)	150	142,159
5.25%, 05/30/48	980	933,960
6.15%, 02/27/37	270	289,448
6.25%, 11/30/32	200	223,468
7.88%, 02/15/30	410	509,937

		43,390,038

Toys, Games & Hobbies — 0.1%
Hasbro Inc.
5.10%, 05/15/44 (Call 11/15/43)	125	110,018
6.35%, 03/15/40	200	209,173

		319,191

Transportation — 3.2%
Burlington Northern Santa Fe LLC
3.90%, 08/01/46 (Call 02/01/46)	290	279,559
4.05%, 06/15/48 (Call 12/15/47)	300	294,809
4.13%, 06/15/47 (Call 12/15/46)	10	9,930
4.15%, 04/01/45 (Call 10/01/44)	400	401,289
4.38%, 09/01/42 (Call 03/01/42)	260	267,617
4.40%, 03/15/42 (Call 09/15/41)	265	274,234
4.45%, 03/15/43 (Call 09/15/42)	221	229,895
4.55%, 09/01/44 (Call 03/01/44)	300	315,051
4.70%, 09/01/45 (Call 03/01/45)	295	317,926
4.90%, 04/01/44 (Call 10/01/43)	100	110,163
4.95%, 09/15/41 (Call 03/15/41)	114	125,887
5.05%, 03/01/41 (Call 09/01/40)	56	62,099
5.15%, 09/01/43 (Call 03/01/43)	150	169,986
5.40%, 06/01/41 (Call 12/01/40)	250	287,782
5.75%, 05/01/40 (Call 11/01/39)	300	361,062
6.15%, 05/01/37	220	269,919
6.20%, 08/15/36	200	247,180
7.95%, 08/15/30	75	103,399
Canadian National Railway Co.
3.20%, 08/02/46 (Call 02/02/46)	300	263,883
3.65%, 02/03/48 (Call 08/03/47)(b)	250	240,085
4.45%, 01/20/49 (Call 07/20/48)	100	108,968
6.20%, 06/01/36	50	61,964
6.25%, 08/01/34	111	142,326
6.38%, 11/15/37	175	223,673
Cie. de Chemin de Fer Canadien Pacifique
4.80%, 09/15/35 (Call 03/15/35)	197	208,203
4.80%, 08/01/45 (Call 02/01/45)	100	106,176
5.95%, 05/15/37	16	18,794
6.13%, 09/15/15 (Call 03/15/15)	255	296,501
7.13%, 10/15/31	500	636,797
CSX Corp.
3.80%, 11/01/46 (Call 05/01/46)	225	201,951
3.95%, 05/01/50 (Call 11/01/49)	150	135,176

SCHEDULE OF INVESTMENTS	73

Schedule of Investments (continued) February 28, 2019	iShares® Long-Term Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Transportation (continued)
4.10%, 03/15/44 (Call 09/15/43)	$200	$188,653
4.25%, 03/15/29 (Call 12/15/28)	70	72,094
4.25%, 11/01/66 (Call 05/01/66)(b)	300	258,715
4.30%, 03/01/48 (Call 09/01/47)	250	242,028
4.40%, 03/01/43 (Call 09/01/42)	325	317,064
4.50%, 03/15/49 (Call 09/15/48)	95	93,787
4.50%, 08/01/54 (Call 02/01/54)	100	96,909
4.75%, 05/30/42 (Call 11/30/41)	300	307,631
5.50%, 04/15/41 (Call 10/15/40)	120	133,111
6.00%, 10/01/36	250	288,870
6.15%, 05/01/37	100	118,443
6.22%, 04/30/40	205	244,452
FedEx Corp.
3.88%, 08/01/42(b)	150	128,097
3.90%, 02/01/35	300	276,938
4.05%, 02/15/48 (Call 08/15/47)	350	303,305
4.10%, 04/15/43	152	134,046
4.10%, 02/01/45	285	248,452
4.40%, 01/15/47 (Call 07/15/46)	65	59,224
4.55%, 04/01/46 (Call 10/01/45)	400	373,811
4.75%, 11/15/45 (Call 05/15/45)	525	506,282
4.90%, 01/15/34	215	226,189
4.95%, 10/17/48 (Call 04/17/48)(b)	65	64,492
5.10%, 01/15/44(b)	300	302,795
Kansas City Southern
4.30%, 05/15/43 (Call 11/15/42)	100	94,519
4.95%, 08/15/45 (Call 02/15/45)	245	251,537
Norfolk Southern Corp.
3.94%, 11/01/47 (Call 05/01/47)	200	186,733
3.95%, 10/01/42 (Call 04/01/42)	140	131,189
4.05%, 08/15/52 (Call 02/15/52)	480	444,293
4.15%, 02/28/48 (Call 08/28/47)	225	218,088
4.45%, 06/15/45 (Call 12/15/44)	275	275,754
4.65%, 01/15/46 (Call 07/15/45)	95	97,659
4.84%, 10/01/41	450	472,113
Polar Tankers Inc., 5.95%, 05/10/37(a)	30	34,659
TTX Co., 4.60%, 02/01/49 (Call 08/01/48)(a)	250	256,980
Union Pacific Corp.
3.35%, 08/15/46 (Call 02/15/46)	150	124,459
3.38%, 02/01/35 (Call 08/01/34)	310	279,945
3.60%, 09/15/37 (Call 03/15/37)	300	272,327
3.88%, 02/01/55 (Call 08/01/54)	225	193,828
4.00%, 04/15/47 (Call 10/15/46)	150	139,002
4.05%, 11/15/45 (Call 05/15/45)	225	210,200
4.05%, 03/01/46 (Call 09/01/45)	250	235,450
4.15%, 01/15/45 (Call 07/15/44)	110	103,242
4.25%, 04/15/43 (Call 10/15/42)	165	157,456
4.30%, 06/15/42 (Call 12/15/41)	150	145,256
4.30%, 03/01/49 (Call 09/01/48)	250	244,766
4.38%, 09/10/38 (Call 03/10/38)	25	24,931
4.38%, 11/15/65 (Call 05/15/65)	96	87,245
4.50%, 09/10/48 (Call 03/10/48)	500	502,006
4.75%, 09/15/41 (Call 03/15/41)	158	161,877
4.80%, 09/10/58 (Call 03/10/58)(b)	85	87,539
4.82%, 02/01/44 (Call 08/01/43)	220	227,507
6.63%, 02/01/29(b)	250	304,454

Security	Par/ Shares (000)	Value

Transportation (continued)
United Parcel Service Inc.
3.40%, 11/15/46 (Call 05/15/46)	$110	$95,834
3.63%, 10/01/42	105	95,369
4.88%, 11/15/40 (Call 05/15/40)	365	399,516
6.20%, 01/15/38	600	746,381

		19,059,786

Trucking & Leasing — 0.0%
GATX Corp., 5.20%, 03/15/44 (Call 09/15/43)	150	149,364

Water — 0.2%
American Water Capital Corp.
3.75%, 09/01/47 (Call 03/01/47)	200	185,333
4.00%, 12/01/46 (Call 06/01/46)	95	90,623
4.20%, 09/01/48 (Call 03/01/48)	35	34,690
4.30%, 12/01/42 (Call 06/01/42)	16	16,045
4.30%, 09/01/45 (Call 03/01/45)	350	350,144
6.59%, 10/15/37(b)	324	411,550
Veolia Environnement SA, 6.75%, 06/01/38	179	216,646

		1,305,031

Total Corporate Bonds & Notes — 97.2% (Cost: $595,243,915)		572,138,350

Short-Term Investments

Money Market Funds — 8.5%
BlackRock Cash Funds: Institutional, SL Agency Shares,
2.62%(g)(h)(i)	44,702	44,719,478
BlackRock Cash Funds: Treasury, SL Agency Shares,
2.33%(g)(h)	5,363	5,362,954

		50,082,432

Total Short-Term Investments — 8.5% (Cost: $50,066,040)		50,082,432

Total Investments in Securities — 105.7% (Cost: $645,309,955)		622,220,782

Other Assets, Less Liabilities — (5.7)%		(33,332,911)

Net Assets — 100.0%		$588,887,871

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	All or a portion of this security is on loan.
(c)	Security is issued at a fixed coupon rate, which converts to a variable rate at a specified date. Reference index and spread are provided if the rate is currently floating.
(d)	Variable or floating rate security. Rate shown is the rate in effect as of period-end.
(e)	Perpetual security with no stated maturity date.
(f)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(g)	Affiliate of the Fund.
(h)	Annualized 7-day yield as of period-end.
(i)	All or a portion of this security was purchased with cash collateral received from loaned securities.

74	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) February 28, 2019	iShares® Long-Term Corporate Bond ETF

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended February 28, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 02/28/18 (000)	Net Activity (000)	Shares Held at 02/28/19 (000)	Value at 02/28/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	79,862	(35,160)	44,702	$44,719,478	$166,305	(b)	$1,830	$10,537
BlackRock Cash Funds: Treasury, SL Agency Shares	11,712	(6,349)	5,363	5,362,954	142,855		—	—

				$50,082,432	$309,160		$1,830	$10,537

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Futures Contracts

Derivative Financial Instruments Categorized by Risk Exposure

For the year ended February 28, 2019, the effect of derivative financial instruments in the Statement of Operations was as follows:

Interest Rate Contracts
Net Realized Gain (Loss) from:
Futures contracts	$98,151

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$(1,433,812)

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of February 28, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Corporate Bonds & Notes	$—	$572,138,350	$—	$572,138,350
Money Market Funds	50,082,432	—	—	50,082,432

	$50,082,432	$572,138,350	$—	$622,220,782

See notes to financial statements.

SCHEDULE OF INVESTMENTS	75

Statement of Assets and Liabilities

February 28, 2019

iShares Long-Term Corporate Bond ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$572,138,350
Affiliated(c)	50,082,432
Receivables:
Investments sold	10,432,901
Securities lending income — Affiliated	11,084
Dividends	12,376
Interest	7,593,232

Total assets	640,270,375

LIABILITIES
Collateral on securities loaned, at value	44,696,548
Payables:
Investments purchased	6,658,656
Investment advisory fees	27,300

Total liabilities	51,382,504

NET ASSETS	$588,887,871

NET ASSETS CONSIST OF:
Paid-in capital	$628,936,281
Accumulated loss	(40,048,410)

NET ASSETS	$588,887,871

Shares outstanding	10,200,000

Net asset value	$57.73

Shares authorized	Unlimited

Par value	None

(a) Securities loaned, at value	$42,610,052
(b) Investments, at cost — Unaffiliated	$595,243,915
(c) Investments, at cost — Affiliated	$50,066,040

See notes to financial statements.

76	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statement of Operations

Year Ended February 28, 2019

iShares Long-Term Corporate Bond ETF

INVESTMENT INCOME
Dividends — Affiliated	$142,855
Interest — Unaffiliated	26,776,991
Securities lending income — Affiliated — net	166,305
Other income — Unaffiliated	13,290

Total investment income	27,099,441

EXPENSES
Investment advisory fees	648,764

Total expenses	648,764

Less:
Investment advisory fees waived	(58,784)

Total expenses after fees waived	589,980

Net investment income	26,509,461

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(8,400,016)
Investments — Affiliated	1,830
In-kind redemptions — Unaffiliated	(6,876,763)
Futures contracts	98,151

Net realized loss	(15,176,798)

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	(9,700,318)
Investments — Affiliated	10,537

Net change in unrealized appreciation (depreciation)	(9,689,781)

Net realized and unrealized loss	(24,866,579)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,642,882

See notes to financial statements.

FINANCIAL STATEMENTS	77

Statement of Changes in Net Assets

	iShares Long-Term Corporate Bond ETF
	Year Ended 02/28/19	Year Ended 02/28/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$26,509,461	$32,634,051
Net realized gain (loss)	(15,176,798)	5,573,251
Net change in unrealized appreciation (depreciation)	(9,689,781)	(997,323)

Net increase in net assets resulting from operations	1,642,882	37,209,979

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to shareholders	(26,801,451)	(32,962,172)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(100,635,843)	(120,323,815)

NET ASSETS(b)
Total decrease in net assets	(125,794,412)	(116,076,008)
Beginning of year	714,682,283	830,758,291

End of year	$588,887,871	$714,682,283

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 12 for this prior year information.

See notes to financial statements.

78	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	iShares Long-Term Corporate Bond ETF
	Year Ended 02/28/19	Year Ended 02/28/18	Year Ended 02/28/17	Year Ended 02/29/16	Year Ended 02/28/15

Net asset value, beginning of year	$60.06	$59.77	$56.51	$62.53	$57.87

Net investment income(a)	2.56	2.48	2.48	2.55	2.59
Net realized and unrealized gain (loss)(b)	(2.31)	0.30	3.25	(6.02)	4.59

Net increase (decrease) from investment operations	0.25	2.78	5.73	(3.47)	7.18

Distributions(c)
From net investment income	(2.58)	(2.49)	(2.47)	(2.55)	(2.52)
From net realized gain	—	—	—	—	—

Total distributions	(2.58)	(2.49)	(2.47)	(2.55)	(2.52)

Net asset value, end of year	$57.73	$60.06	$59.77	$56.51	$62.53

Total Return
Based on net asset value	0.53%	4.65%	10.21%	(5.53)%	12.64%

Ratios to Average Net Assets
Total expenses	0.11%	0.20%	0.20%	0.20%	0.20%

Total expenses after fees waived	0.10%	0.20%	0.20%	0.20%	0.20%

Net investment income	4.44%	4.05%	4.10%	4.40%	4.28%

Supplemental Data
Net assets, end of year (000)	$588,888	$714,682	$830,758	$785,548	$850,376

Portfolio turnover rate(d)	24%	12%	10%	11%	23%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	79

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following fund (the “Fund”):

iShares ETF	Diversification Classification
Long-Term Corporate Bond(a)	Diversified

(a)	Formerly the iShares 10+ Year Credit Bond ETF.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Investment Transactions and Income Recognition: Investment transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Interest income, including amortization and accretion of premiums and discounts on debt securities, and payment-in-kind interest income, if any, are recognized daily on the accrual basis. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Fund. Because such gains or losses are not taxable to the Fund and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Fund’s tax year. These reclassifications have no effect on net assets or net asset value per share.

Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Fund.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization on Purchase Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management continues to evaluate the impact of this guidance to the Fund.

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Fund.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

InvestmentValuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A fund determines the fair value of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Fixed-income investments are valued using the last available bid price or current market quotations provided by independent dealers or prices (including evaluated prices) supplied by approved independent third-party pricing services. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots.

80	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, perceived market movements, news, and other relevant information and by other methods, which may include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; general market conditions; and/or other factors and assumptions.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Futures contract notional values are determined based on that day’s last reported settlement price on the exchange where the contract is traded.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of an investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and the cost approach. Valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values, and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board on a quarterly basis.
Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for the Fund’s investments is included in its schedule of investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by the Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of February 28, 2019, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Fund’s investment adviser, or its affiliates and is disclosed in the schedule of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for the Fund, if any, are also disclosed in its schedule of investments. The market value of any securities on loan as of February 28, 2019 and the value of the related cash collateral are disclosed in the statement of assets and liabilities.

Securities lending transactions are entered into by a fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral.

NOTES TO FINANCIAL STATEMENTS	81

Notes to Financial Statements  (continued)

In the event that a borrower defaults, the fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the fund can reinvest cash collateral received in connection with loaned securities.

The following table is a summary of the securities lending agreements by counterparty which are subject to offset under an MSLA as of February 28, 2019:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received(a)	Non-Cash Collateral Received	Net Amount
Long-Term Corporate Bond
Barclays Bank PLC	$2,806,704	$2,806,704	$—	$—
BNP Paribas Prime Brokerage International Ltd.	421,439	421,439	—	—
BNP Paribas Securities Corp.	91,680	91,680	—	—
Citigroup Global Markets Inc.	3,015,111	3,015,111	—	—
Credit Suisse Securities (USA) LLC	3,816,962	3,816,962	—	—
Deutsche Bank Securities Inc.	121,924	121,924	—	—
Goldman Sachs & Co.	6,689,509	6,689,509	—	—
HSBC Securities (USA) Inc.	769,944	769,944	—	—
Jefferies LLC	259,584	259,584	—	—
JPMorgan Securities LLC	9,263,813	9,263,813	—	—
Merrill Lynch, Pierce, Fenner & Smith	302,310	302,310	—	—
Morgan Stanley & Co. LLC	3,759,863	3,759,863	—	—
MUFG Securities Americas Inc.	377,660	377,660	—	—
Nomura Securities International Inc.	621,192	621,192	—	—
Scotia Capital (USA) Inc.	1,193,624	1,193,624	—	—
State Street Bank & Trust Company	1,511,422	1,511,422	—	—
UBS AG	769,702	769,702	—	—
Wells Fargo Securities LLC	6,817,609	6,817,609	—	—

	$42,610,052	$42,610,052	$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Fund’s statement of assets and liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value of the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: The Fund used futures contracts to mitigate or maintain duration risk as securities were purchased and sold during the Fund’s transition to a new underlying index. Futures contracts are standardized, exchange-traded agreements to buy or sell a specific quantity of an underlying instrument at a set price on a future date. Depending on the terms of a contract, a futures contract is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date.

Upon entering into a futures contract, a fund is required to pledge to the executing broker which holds segregated from its own assets, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum initial margin requirements of the exchange on which the contract is traded. Securities deposited as initial margin, if any, are designated in the schedule of investments and cash deposited, if any, is shown as cash pledged for futures contracts in the statement of assets and liabilities.

Pursuant to the contract, a fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation or depreciation and, if any, shown as variation margin receivable or payable on futures contracts in the statement of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the statement of operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. Losses may arise if the notional value of a futures contract decreases due to an unfavorable change in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and the assets underlying such contracts.

82	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of the Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Fund, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to the Fund, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee
First $121 billion	0.0600%
Over $121 billion, up to and including $181 billion	0.0570
Over $181 billion, up to and including $231 billion	0.0542
Over $231 billion, up to and including $281 billion	0.0515
Over $281 billion	0.0489

Each reduced investment advisory fee level reflects a 5% reduction (rounded to the fourth decimal place) from the investment advisory fee at the prior aggregate average daily net asset level.

Prior to June 26, 2018, for its investment advisory services to the Fund, BFA was entitled to an annual investment advisory fee of 0.20%, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund.

Expense Waivers: The total of the investment advisory fee and any other fund expenses are a fund’s total annual operating expenses. Effective June 1, 2018, BFA contractually agreed to waive a portion of its investment advisory fee for the Fund through May 30, 2023 such that the Fund’s total annual operating expenses after fee waiver will not exceed 0.06% of average daily net assets. The contractual waiver for the Fund was terminated effective June 26, 2018, pursuant to a written agreement between the Trust and BFA and in conjunction with the permanent annual advisory fee reduction for the Fund from 0.20% to 0.06%.

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for the Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Fund.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, or its affiliates, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities. The Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Fund retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. Prior to January 1, 2019, the Fund retained 80% of securities lending income (which excludes collateral investment fees) and the amount retained was not less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. Prior to January 1, 2019, the Fund was subject to the same terms under the previous securities lending fee arrangement.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in its statement of operations. For the year ended February 28, 2019, the Fund paid BTC $56,984 for securities lending agent services.

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended February 28, 2019, transactions executed by the Fund pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales
Long-Term Corporate Bond	$173,888	$1,599,283

NOTES TO FINANCIAL STATEMENTS	83

Notes to Financial Statements  (continued)

The Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends — affiliated in the statement of operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended February 28, 2019, purchases and sales of investments, excluding in-kind transactions and short-term investments, were as follows:

	U.S. Government Securities		Other Securities
iShares ETF	Purchases	Sales	Purchases	Sales
Long-Term Corporate Bond	$1,466,370	$1,523,962	$141,062,511	$137,570,887

For the year ended February 28, 2019, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Long-Term Corporate Bond	$179,160,233	$281,081,061

8.	INCOME TAX INFORMATION

The Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

Management has analyzed tax laws and regulations and their application to the Fund as of February 28, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of February 28, 2019, the following permanent differences attributable to realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Loss
Long-Term Corporate Bond	$(7,107,222)	$7,107,222

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 02/28/19	Year Ended 02/28/18
Long-Term Corporate Bond Ordinary income	$26,801,451	$32,962,172

As of February 28, 2019, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Total
Long-Term Corporate Bond	$2,285,522	$(18,291,069)	$(24,042,863)	$(40,048,410)

(a)	Amounts available to offset future realized capital gains.
(b)	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales.

84	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

As of February 28, 2019, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Long-Term Corporate Bond	$646,266,283	$2,959,296	$(27,004,797)	$(24,045,501)

9.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve the Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

Market Risk: Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

Investing in the securities of non-U.S. issuers involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: differences in accounting, auditing and financial reporting standards; more substantial governmental involvement in the economy; higher inflation rates, greater social, economic and political uncertainties; possible nationalization or expropriation of assets; less availability of public information about issuers; imposition of withholding or other taxes; higher transaction and custody costs and delays in settlement procedures; and lower level of regulation of the securities markets and issuers. Non-U.S. securities may be less liquid, more difficult to value, and have greater price volatility due to exchange rate fluctuations. These and other risks are heightened for investments in issuers from countries with less developed capital markets.

Changes in market interest rates or economic conditions may affect the value and/or liquidity of fixed income investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. Securities with longer durations tend to be more sensitive to interest rate changes, usually making their price more volatile than those of securities with shorter durations. Given the environment of historically low interest rates, a fund may be subject to a greater risk of price losses if interest rates rise.

Credit Risk: Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its schedule of investments.

10.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by the Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of the Fund are not redeemable.

NOTES TO FINANCIAL STATEMENTS	85

Notes to Financial Statements  (continued)

Transactions in capital shares were as follows:

	Year Ended 02/28/19		Year Ended 02/28/18
iShares ETF	Shares	Amount	Shares	Amount
Long-Term Corporate Bond
Shares sold	3,300,000	$190,580,512	2,300,000	$141,236,309
Shares redeemed	(5,000,000)	(291,216,355)	(4,300,000)	(261,560,124)

Net decrease	(1,700,000)	$(100,635,843)	(2,000,000)	$(120,323,815)

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

11.	LEGAL PROCEEDINGS

On June 16, 2016, investors in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares U.S. Preferred Stock ETF) filed a class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. Plaintiffs have appealed the court’s decision.

12.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Fund has adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the statement of assets and liabilities, statement of changes in net assets and notes to the financial statements.

Prior year distribution information and undistributed net investment income in the statement of changes in net assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

Distributions for the year ended February 28, 2018 were classified as follows:

iShares ETF	Net Investment Income
Long-Term Corporate Bond	$32,962,172

Undistributed net investment income as of February 28, 2018 are as follows:

iShares ETF	Undistributed net investment income
Long-Term Corporate Bond	$2,575,074

13.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

86	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

iShares Trust and Shareholders of iShares Long-Term Corporate Bond ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of iShares Long-Term Corporate Bond ETF (one of the funds constituting iShares Trust, referred to hereafter as the “Fund”) as of February 28, 2019, the related statement of operations for the year ended February 28, 2019, the statement of changes in net assets for each of the two years in the period ended February 28, 2019, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2019 and the financial highlights for each of the five years in the period ended February 28, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

San Francisco, California

April 18, 2019

We have served as the auditor of one or more BlackRock investment companies since 2000.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	87

Want to know more?

iShares.com    |     1-800-474-2737

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by Bloomberg Index Services Limited or ICE Data Indices, LLC, nor do these companies make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the companies listed above.

©2019 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-1018-1019

OCTOBER 31, 2019

2019 Annual Report

iShares U.S. ETF Trust

•	iShares Interest Rate Hedged Emerging Markets Bond ETF | EMBH | NYSE Arca

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary. Please note that not all financial intermediaries may offer this service.

Market Overview

iShares U.S. ETF Trust

Global Bond Market Overview

Global investment-grade bonds advanced for the 12 months ended October 31, 2019 (“reporting period”). The Bloomberg Barclays Global Aggregate Index, a broad measure of global bond market performance, returned 9.54% in U.S. dollar terms for the reporting period.

The performance of global bonds was driven primarily by lower interest rates, as concerns about the global economy led central banks around the world to implement a series of interest rate reductions. Following a cycle of higher interest rates in 2018, slowing economic growth and the protracted trade dispute between the U.S. and China prompted central banks to adopt or signal more accommodative monetary policies beginning January 2019. Low inflation and weak economic indicators led investors to anticipate continued stimulative policies from the world’s central banks. Consequently, global bond yields (which are inversely related to prices) declined to their lowest level in 120 years, with more than $17 trillion in bonds worldwide offering a negative yield as of August 2019.

U.S. bond yields declined significantly as the delayed impact of higher interest rates early in the reporting period and the trade dispute between the U.S. and China weighed on economic growth, particularly in the manufacturing and industrial sectors. In response to deteriorating economic conditions, the U.S. Federal Reserve Bank (“Fed”) shifted to a more accommodative monetary policy starting in January 2019. After raising short-term interest rates in December 2018, the Fed reversed course and lowered them three times in 2019. Long-term bond yields declined more than short-term yields, reflecting lower inflation expectations and solid demand for the relative stability of U.S. Treasuries amid economic uncertainty. Consequently, the U.S. Treasury yield curve (a graphical representation of U.S. Treasury yields at different maturities) flattened before briefly inverting in August 2019, as 10-year Treasury yields dipped below two-year Treasury yields.

European bonds also posted strong returns in an environment of tepid economic growth and softening exports. The Eurozone’s slowing economy prompted the European Central Bank (“ECB”) to reinstate its monetary stimulus program and lower the interest rate on deposits made by commercial banks. The ECB also signaled its willingness to decrease its headline short-term interest rate in the future, which further helped Eurozone bond yields. Investors generally viewed the nomination of a new president of the ECB late in the reporting period as a positive development, anticipating that she would continue policies that promote low interest rates and monetary stimulus. As yields for many government bonds turned negative, investors seeking higher returns moved toward debt issued by countries that are considered higher risk. Italian bonds in particular benefited from a shift toward higher-yielding debt, despite the fact that the country dipped into recession briefly in 2019 before returning to growth. U.K. bond yields also declined, as uncertainty surrounding Brexit prompted investors to move away from equities, which are generally more exposed to trade risk.

A slowing Chinese economy and the trade dispute between the U.S. and China helped the performance of bonds in the Asia/Pacific region, as concerns about a possible economic downturn prompted investors to move into bonds. Japanese bond prices increased due to strong demand from both domestic and foreign investors, while South Korean bonds benefited from the country’s high credit rating and trade surplus, which investors viewed as signs of stability. Emerging market bonds also posted solid returns, driven by investors’ demand for yield as an increasing number of developed-market bonds offered negative interest rates.

MARKET OVERVIEW	3

Fund Summary as of October 31, 2019	iShares® Interest Rate Hedged Emerging Markets Bond ETF

Investment Objective

The iShares Interest Rate Hedged Emerging Markets Bond ETF (the “Fund”) seeks to mitigate the interest rate risk of a portfolio composed of U.S. dollar-denominated, emerging market bonds. The Fund is an actively managed exchange-traded fund that does not seek to replicate the performance of a specified index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares J.P. Morgan USD Emerging Markets Bond ETF. The Fund attempts to mitigate the interest rate risk of the underlying fund by holding short positions in U.S. Treasury futures or interest rate swaps.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	1.72%	3.59%	1.72%	16.29%
Fund Market	1.88	3.62	1.88	16.43
J.P. Morgan EMBI Global Core Swap Hedged Index	2.00	4.04	2.00	18.45

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 7/22/15. The first day of secondary market trading was 7/23/15.

The J.P. Morgan EMBI Global Core Swap Hedged Index is an unmanaged index that consists of the J.P. Morgan EMBI® Global Core Index plus interest rate swaps that intend to hedge the interest rate exposure of the J.P. Morgan EMBI® Global Core Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 6 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/19)	Ending Account Value (10/31/19)	Expenses Paid During the Period	(a)(b)	Beginning Account Value (05/01/19)	Ending Account Value (10/31/19)	Expenses Paid During the Period	(a)(b)	Annualized Expense Ratio	(a)
$ 1,000.00	$ 989.20	$ 0.50		$ 1,000.00	$ 1,024.70	$ 0.51		0.10%

(a)	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
(b)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 6 for more information.

4	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of October 31, 2019 (continued)	iShares® Interest Rate Hedged Emerging Markets Bond ETF

Portfolio Management Commentary

The Fund posted a positive return for the reporting period despite the substantial negative impact of the interest rate hedge. Demand for U.S. dollar-denominated emerging market debt strengthened, as low yields in developed countries sent investors in search of higher yields in emerging markets. Similarly, interest rate reductions by the Fed drove capital flows to emerging markets and provided room for emerging market central banks to lower interest rates.

On an unhedged basis, Latin American bonds contributed the most to the Fund’s return for the reporting period. Central bank rate reductions and the restructuring of debt and financial commitments from the government in the state-run energy sector aided Mexican high-yield bonds. Bond yields in Mexico declined with inflation, which led to solid performance for Mexican bonds despite ongoing credit concerns in the energy sector. Brazilian bonds benefited from the central bank reducing interest rates to record lows, while Colombian bonds advanced as the central bank kept interest rates low and credit conditions improved.

European bonds also contributed to the Fund’s return, led by Russia, where revenues from the state-run energy sector increased cash reserves and drove down bond yields. Ukrainian bonds also advanced, helped by optimism about new political leadership.

Declining interest rates during the reporting period meant significantly negative returns from hedging activity, which was the largest detractor from the Fund’s return. Typically, increasing interest rates reduce the price of existing bonds, meaning a rise in interest rates detracts from bond fund performance. Conversely, falling interest rates usually serve to increase bond prices. An interest rate hedged fund attempts to avoid these fluctuations by offsetting interest rate risk, primarily using interest rate swaps and Treasury futures contracts.

The Fund’s interest rate hedge seeks near-zero interest rate sensitivity. Consequently, the Fund’s return was minimally affected by interest rate fluctuations during the reporting period. With interest rate sensitivity hedged, the Fund fluctuated based on direct exposure to the yield premium of emerging market bonds, independent of falling interest rates.

Portfolio Information

Tables shown are for the underlying fund in which the Fund invests.

ALLOCATION BY CREDIT QUALITY

Moody’s Credit Rating*	Percent of Total Investments	(a)
Aa	5.9%
A	17.9
Baa	32.6
Ba	12.1
B	20.9
Caa	5.1
C	0.1
Not Rated	5.4

TEN LARGEST COUNTRIES

Country	Percent of Total Investments	(a)
Mexico	5.5%
Indonesia	4.8
Saudi Arabia	4.6
Russia	3.9
Qatar	3.8
Turkey	3.8
Philippines	3.6
China	3.4
Brazil	3.4
Colombia	3.3

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

FUND SUMMARY	5

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

6	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments October 31, 2019	iShares® Interest Rate Hedged Emerging Markets Bond ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies

Exchange-Traded Funds — 95.8%
iShares J.P. Morgan USD Emerging Markets Bond ETF(a)	61,823	$7,023,093

Total Investment Companies — 95.8% (Cost: $6,814,419)		7,023,093

Short-Term Investments

Money Market Funds — 1.2%
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.74%(a)(b)	89,000	89,000

Total Short-Term Investments — 1.2% (Cost: $89,000)		89,000

Total Investments in Securities — 97.0% (Cost: $6,903,419)		7,112,093

Other Assets, Less Liabilities — 3.0%		221,349

Net Assets — 100.0%		$7,333,442

(a)	Affiliate of the Fund.
(b)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 10/31/18	Shares Purchased	Shares Sold		Shares Held at 10/31/19	Value at 10/31/19	Income		Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)

BlackRock Cash Funds: Institutional, SL Agency Shares	—	—	0	(b)	—	$—	$1,748	(c)	$323		$—
BlackRock Cash Funds: Treasury, SL Agency Shares	159,121	—	(70,121	)(b)	89,000	89,000	3,056		—		—
iShares J.P. Morgan USD Emerging Markets Bond ETF	127,721	14,325	(80,223)		61,823	7,023,093	662,042		232,085		795,376

						$7,112,093	$666,846		$232,408		$795,376

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)	Net of purchases and sales.
(c)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective	Termination	Notional Amount		Upfront Premium Paid	Unrealized Appreciation
Rate	Frequency	Rate(a)	Frequency	Date	Date	(000)	Value	(Received)	(Depreciation)

1.17%	Semi-annual	1.90%	Quarterly	N/A	12/08/21	$(1,841)	$14,790	$65,665	$(50,875)
2.38	Semi-annual	1.90	Quarterly	N/A	01/12/23	(126)	(3,455)	(3,634)	179
2.46	Semi-annual	1.90	Quarterly	N/A	01/13/25	(1,695)	(82,610)	35,673	(118,283)
1.44	Semi-annual	1.90	Quarterly	N/A	12/08/26	(487)	2,874	29,969	(27,095)
3.25	Semi-annual	1.90	Quarterly	N/A	10/18/28	(1,155)	(162,670)	(39,272)	(123,398)
2.34	Semi-annual	1.90	Quarterly	N/A	12/08/36	(473)	(42,962)	42,574	(85,536)
2.41	Semi-annual	1.90	Quarterly	N/A	06/19/37	(365)	(37,769)	4,271	(42,040)
1.77	Semi-annual	1.90	Quarterly	N/A	12/08/46	(365)	1,759	95,972	(94,213)
3.33	Semi-annual	1.90	Quarterly	N/A	10/26/48	(292)	(105,228)	(53,516)	(51,712)

							$(415,271)	$177,702	$(592,973)

(a)	Represents 3-month LIBOR. Rate shown is the rate in effect as of period-end.

SCHEDULE OF INVESTMENTS	7

Schedule of Investments (continued) October 31, 2019	iShares® Interest Rate Hedged Emerging Markets Bond ETF

Balances Reported in the Statement of Assets and Liabilities for Centrally Cleared Swaps

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation

Centrally Cleared Swaps(a)	$274,124	$(96,422)	$179	$(593,152)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of October 31, 2019, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Interest Rate Contracts

Assets — Derivative Financial Instruments
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	$179

Liabilities — Derivative Financial Instruments
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	$593,152

(a)

Net cumulative appreciation (depreciation) on centrally cleared interest rate swaps contracts are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended October 31, 2019, the effect of derivative financial instruments in the Statement of Operations was as follows:

Interest Rate Contracts

Net Realized Gain (Loss) from:
Swaps	$(470,407)

Net Change in Unrealized Appreciation (Depreciation) on:
Swaps	$(900,995)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Interest rate swaps:
Average notional value — pays fixed rate	$11,239,330

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

8	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® Interest Rate Hedged Emerging Markets Bond ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Investment Companies	$7,023,093	$—	$—	$7,023,093
Money Market Funds	89,000	—	—	89,000

	$7,112,093	$—	$—	$7,112,093

Derivative financial instruments(a)
Assets
Swaps	$—	$179	$—	$179
Liabilities
Swaps	—	(593,152)	—	(593,152)

	$—	$(592,973)	$—	$(592,973)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	9

Statement of Assets and Liabilities

October 31, 2019

iShares Interest Rate Hedged Emerging Markets Bond ETF

ASSETS
Investments in securities, at value:
Affiliated(a)	$7,112,093
Cash	3,853
Cash pledged:
Centrally cleared swaps	282,000
Receivables:
Investments sold	346
Securities lending income — Affiliated	561
Dividends	208

Total assets	7,399,061

LIABILITIES
Payables:
Variation margin on centrally cleared swaps	64,997
Investment advisory fees	622

Total liabilities	65,619

NET ASSETS	$7,333,442

NET ASSETS CONSIST OF:
Paid-in capital	$8,213,543
Accumulated loss	(880,101)

NET ASSETS	$7,333,442

Shares outstanding	300,000

Net asset value	$24.44

Shares authorized	Unlimited

Par value	None

(a) Investments, at cost — Affiliated	$6,903,419

See notes to financial statements.

10	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statement of Operations

Year Ended October 31, 2019

iShares Interest Rate Hedged Emerging Markets Bond ETF

INVESTMENT INCOME
Dividends — Affiliated	$665,098
Securities lending income — Affiliated — net	1,748

Total investment income	666,846

EXPENSES
Investment advisory fees	86,154

Total expenses	86,154
Less:
Investment advisory fees waived	(74,667)

Total expenses after fees waived	11,487

Net investment income	655,359

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Affiliated	(99,720)
In-kind redemptions — Affiliated	332,128
Swaps	(470,407)

Net realized loss	(237,999)

Net change in unrealized appreciation (depreciation) on:
Investments — Affiliated	795,376
Swaps	(900,995)

Net change in unrealized appreciation (depreciation)	(105,619)

Net realized and unrealized loss	(343,618)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$311,741

See notes to financial statements.

FINANCIAL STATEMENTS	11

Statements of Changes in Net Assets

	iShares Interest Rate Hedged Emerging Markets Bond ETF
	Year Ended 10/31/19	Year Ended 10/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$655,359	$214,797
Net realized gain (loss)	(237,999)	6,418
Net change in unrealized appreciation (depreciation)	(105,619)	(389,122)

Net increase (decrease) in net assets resulting from operations	311,741	(167,907)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(631,997)	(205,131)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(6,248,772)	11,631,104

NET ASSETS
Total increase (decrease) in net assets	(6,569,028)	11,258,066
Beginning of year	13,902,470	2,644,404

End of year	$7,333,442	$13,902,470

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

12	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	iShares Interest Rate Hedged Emerging Markets Bond ETF

						Period From
	Year Ended	Year Ended		Year Ended	Year Ended	07/22/15	(a)
	10/31/19	10/31/18		10/31/17	10/31/16	to 10/31/15

Net asset value, beginning of period	$25.28	$26.44		$25.06	$24.20	$25.05

Net investment income(b)	1.42	1.06		1.11	1.17	0.33
Net realized and unrealized gain (loss)(c)	(1.00)	(1.19)		1.24	0.61		(0.95)

Net increase (decrease) from investment operations	0.42	(0.13)		2.35	1.78		(0.62)

Distributions(d)
From net investment income	(1.26)	(1.03)		(0.97)	(0.89)		(0.23)
Return of capital	—	—		—	(0.03)	(0.00	)(e)

Total distributions	(1.26)	(1.03)		(0.97)	(0.92)		(0.23)

Net asset value, end of period	$24.44	$25.28		$26.44	$25.06	$24.20

Total Return
Based on net asset value	1.72%	(0.51)%		9.57%	7.49%	(2.43	)%(f)

Ratios to Average Net Assets
Total expenses(g)	0.75%	0.75%		0.75%	0.75%	0.75	%(h)

Total expenses after fees waived(g)	0.10%	0.10%		0.10%	0.10%	0.12	%(h)

Net investment income	5.71%	4.07%		4.32%	4.82%	4.86	%(h)

Supplemental Data
Net assets, end of period (000)	$7,333	$13,902		$2,644	$2,506	$2,420

Portfolio turnover rate(i)(j)	3%	0	%(k)	2%	3%	0	%(f)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Rounds to less than $0.01.
(f)	Not annualized.
(g)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions.
(j)

Portfolio turnover rate excludes the portfolio activity of the underlying fund in which the Fund is invested. See the underlying fund’s financial highlights for its respective portfolio turnover rates.

(k)	Rounds to less than 1%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	13

Notes to Financial Statements

1.	ORGANIZATION

iShares U.S. ETF Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following fund (the “Fund”):

iShares ETF	Diversification Classification
Interest Rate Hedged Emerging Markets Bond	Diversified

Currently the Fund seeks to achieve its investment objective by investing a substantial portion of its assets in an iShares fund (an “underlying fund”). The financial statements and schedule of investments for the underlying fund should be read in conjunction with the Fund’s financial statements.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Investment Transactions and Income Recognition: Investment transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions from the underlying funds, if any, are recognized on the ex-dividend date. Interest income is accrued daily.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Fund. Because such gains or losses are not taxable to the Fund and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Fund’s tax year. These reclassifications have no effect on net assets or net asset value per share.

Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Fund.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A fund determines the fair value of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Exchange-traded funds and closed-end funds traded on a recognized securities exchange are valued at that day’s last traded price or official closing price, as applicable, on the exchange where the fund is primarily traded. Funds traded on a recognized exchange for which there were no sales on that day may be valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of an investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and the cost approach. Valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates.

14	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for the Fund’s investments is included in its schedule of investments. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by the Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of October 31, 2019, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Fund’s investment adviser, or its affiliates and is disclosed in the schedule of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for the Fund, if any, are also disclosed in its schedule of investments. The market value of any securities on loan as of October 31, 2019 and the value of the related cash collateral are disclosed in the statement of assets and liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Swaps: Swaps are financial agreements to exchange cash flows in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Interest rate swaps are used by the Fund to mitigate the potential impact of interest rates on the performance of the bonds held by the Fund or its underlying fund.

Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (“centrally cleared swaps”). The Fund enters into centrally cleared swaps.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (“CCP”) and the CCP becomes the Fund’s counterparty on the swap. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the schedule of investments and cash deposited is shown as cash pledged for centrally cleared swaps on the statement of assets and liabilities. The daily change in valuation of centrally cleared swaps is recorded as variation margin receivable or payable on centrally cleared swaps in the statement of assets and liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the statement of operations. Payments received from (paid to) the counterparty are amortized over the term of the contract as a realized gain (loss) in the statement of operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risks in excess of the amounts recognized in the statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

NOTES TO FINANCIAL STATEMENTS	15

Notes to Financial Statements  (continued)

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of the Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Fund, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to the Fund, BFA is entitled to an annual investment advisory fee of 0.75%, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund.

Expense Waivers: A fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). The total of the investment advisory fee and acquired fund fees and expenses is a fund’s total annual operating expenses. BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through February 28, 2022 so that the Fund’s total annual operating expenses after fee waiver is equal to the acquired fund fees and expenses attributable to the Fund’s investment in the iShares J.P. Morgan USD Emerging Markets Bond ETF (“EMB”), after taking into account any fee waivers by EMB, plus 0.10%.

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for the Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Fund.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, or its affiliates, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities. The Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Fund retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2019, the Fund retained 80% of securities lending income (which excludes collateral investment fees) and the amount retained was not less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in a calendar year exceeded a specified threshold, the Fund, pursuant to the securities lending agreement, retained for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in its statement of operations. For the year ended October 31, 2019, the Fund paid BTC $634 for securities lending agent services.

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

The Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends — affiliated in the statement of operations.

7.	PURCHASES AND SALES

For the year ended October 31, 2019, purchases and sales of investments, excluding in-kind transactions and short-term investments, were as follows:

iShares ETF	Purchases	Sales
Interest Rate Hedged Emerging Markets Bond	$316,519	$1,652,383

For the year ended October 31, 2019, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Interest Rate Hedged Emerging Markets Bond	$1,184,732	$7,220,516

16	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

8.	INCOME TAX INFORMATION

The Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

Management has analyzed tax laws and regulations and their application to the Fund as of October 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of October 31, 2019, the following permanent differences attributable to realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Loss

Interest Rate Hedged Emerging Markets Bond	$272,285	$(272,285)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 10/31/19	Year Ended 10/31/18

Interest Rate Hedged Emerging Markets Bond
Ordinary income	$631,997	$205,131

As of October 31, 2019, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Non-expiring Capital Loss Carryforwards	(a)	Net Unrealized Gains (Losses)	(b)	Total

Interest Rate Hedged Emerging Markets Bond	$ (493,536)		$ (386,565)		$(880,101)

(a)	Amounts available to offset future realized capital gains.
(b)	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales.

As of October 31, 2019, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Interest Rate Hedged Emerging Markets Bond	$6,905,685	$206,408	$(592,973)	$(386,565)

9.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

Market Risk: Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

Credit Risk: Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

NOTES TO FINANCIAL STATEMENTS	17

Notes to Financial Statements  (continued)

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its schedule of investments.

10.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by the Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of the Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 10/31/19		Year Ended 10/31/18

iShares ETF	Shares	Amount	Shares	Amount

Interest Rate Hedged Emerging Markets Bond
Shares sold	50,000	$1,228,056	450,000	$11,631,104
Shares redeemed	(300,000)	(7,476,828)	—	—

Net increase (decrease)	(250,000)	$(6,248,772)	450,000	$11,631,104

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the statement of assets and liabilities.

11.	LEGAL PROCEEDINGS

On June 16, 2016, investors in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares Preferred and Income Securities ETF) filed a class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. Plaintiffs have appealed the court’s decision. The appeal was fully briefed on January 18, 2019, and a hearing on Plaintiffs’ appeal took place on November 19, 2019.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

18	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares U.S. ETF Trust and

Shareholders of iShares Interest Rate Hedged Emerging Markets Bond ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of iShares Interest Rate Hedged Emerging Markets Bond ETF (one of the funds constituting iShares U.S. ETF Trust, referred to hereafter as the “Fund”) as of October 31, 2019, the related statement of operations for the year ended October 31, 2019, the statement of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the four years in the period ended October 31, 2019 and for the period July 22, 2015 (commencement of operations) to October 31, 2015 (hereafter referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2019 and the financial highlights for each of the four years in the period ended October 31, 2019 and for the period July 22, 2015 (commencement of operations) to October 31, 2015 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 19, 2019

We have served as the auditor of one or more BlackRock investment companies since 2000.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	19

Important Tax Information  (unaudited)

For the fiscal year ended October 31, 2019, the Fund intends to pass through to its shareholders foreign source income earned and foreign taxes paid by the underlying funds:

iShares ETF	Foreign Source Income Earned
Interest Rate Hedged Emerging Markets Bond	$595,130

For the fiscal year ended October 31, 2019, the Fund hereby designates the following maximum amount allowable as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations:

iShares ETF	Interest-Related Dividends
Interest Rate Hedged Emerging Markets Bond	$2,410

The Fund hereby designates the following amount of distributions from direct federal obligation interest for the fiscal year ended October 31, 2019:

iShares ETF	Federal Obligation Interest
Interest Rate Hedged Emerging Markets Bond	$1,544

The law varies in each state as to whether and what percent of ordinary income dividends attribute to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

20	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract

I. iShares Interest Rate Hedged Emerging Markets Bond ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Trustees) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on May 6, 2019 and May 17, 2019, a committee composed of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 17-19, 2019, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Trustees, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2018, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund is an actively managed ETF that does not seek to track the performance of a specified index and that the management team for the Fund manages the Fund’s portfolio in accordance with its investment objective. The Board further noted that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its reference benchmark. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with expectations relative to the Fund’s reference benchmark.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the June 17-19, 2019 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	21

Board Review and Approval of Investment Advisory Contract  (continued)

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers by the Adviser, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services, noting that such costs have increased over the past year. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with a similar investment strategy or investment mandate as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s increased profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Trustees, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

22	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information  (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Interest Rate Hedged Emerging Markets Bond(a)	$1.231279	$—	$0.030216	$1.261495	98%	—%	2%	100%

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

Premium/discount information for the Fund covering the most recently completed calendar year and the most recently completed calendar quarters since that year (or since the Fund began trading, if shorter) is publicly accessible, free of charge, at iShares.com.

The following information shows the frequency of distributions of premiums and discounts for the Fund for the immediately preceding five calendar years (or from the date the Fund began trading on the secondary market, if less than five years) through the date of the most recent calendar quarter-end. Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. Premium/discount ranges with no trading days are omitted. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Interest Rate Hedged Emerging Markets Bond ETF

Period Covered: July 23, 2015 through September 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5% and Less than 3.0%	1	0.09%
Greater than 1.0% and Less than 1.5%	3	0.28
Greater than 0.5% and Less than 1.0%	13	1.23
Greater than 0.0% and Less than 0.5%	432	41.00
At NAV	32	3.04
Less than 0.0% and Greater than –0.5%	571	54.18
Less than –0.5% and Greater than –1.0%	1	0.09
Less than –1.5% and Greater than –2.0%	1	0.09

	1,054	100.00%

SUPPLEMENTAL INFORMATION	23

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualify, and all other officers shall hold office until he or she resigns or is removed. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares Trust, and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 352 funds as of October 31, 2019. With the exception of Robert S. Kapito, Salim Ramji, Charles Park and Neal J. Andrews, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji, Mr. Park and Mr. Andrews is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito(a) (62)	Trustee (since 2011).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares Trust (since 2009).
Salim Ramji(b) (49)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares Trust (since 2019).
(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b) Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Cecilia H. Herbert (70)	Trustee (since 2011); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Technology and Quality Committees of Stanford Health Care (since 2016); Member of the Audit Committee (since 2018) and Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Director of iShares, Inc. (since 2005); Trustee of iShares Trust (since 2005); Independent Board Chair of iShares, Inc. and iShares Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).
Jane D. Carlin (63)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares Trust (since 2015); Member of the Audit Committee (since 2016) and Director of The Hanover Insurance Group, Inc. (since (2016).
Richard L. Fagnani (64)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares Trust (since 2017).

24	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Kerrigan (64)	Trustee (since 2011); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares Trust (since 2005).
Drew E. Lawton (60)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares Trust (since 2017).
John E. Martinez (58)	Trustee (since 2011); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares Trust (since 2003); Director of Cloudera Foundation (since 2017); Director of Reading Partners (2012-2016).
Madhav V. Rajan (55)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Armando Senra (48)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and LATAM iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).
Neal J. Andrews (53)	Treasurer and Chief Financial Officer (since 2019).	Managing Director, BlackRock, Inc. (since 2006); Chief Financial Officer of the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2007).
Charles Park (52)	Chief Compliance Officer (since 2011).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).
Deepa Damre (44)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).
Scott Radell (50)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).
Alan Mason (58)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).
Marybeth Leithead (56)	Executive Vice President (since 2019).	Managing Director, BlackRock, Inc. (since 2017); Chief Operating Officer of Americas iShares (since 2017); Portfolio Manager, Municipal Institutional & Wealth Management (2009-2016).

TRUSTEE AND OFFICER INFORMATION	25

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.

•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The iShares Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The iShares Fund’s Forms N-Q are available on the SEC’s website at sec.gov. The iShares Funds also disclose their complete schedule of portfolio holdings on a daily basis on the iShares website at iShares.com.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

26	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Portfolio Abbreviations — Fixed Income

LIBOR	London Interbank Offered Rate

GLOSSARY OF TERMS USED IN THIS REPORT	27

Additional Financial Information

Audited Financial Statements

October 31, 2019

iShares Trust

iShares J.P. Morgan USD Emerging Markets Bond ETF  |  EMB  |  NASDAQ

Schedule of Investments October 31, 2019	iShares® J.P. Morgan USD Emerging Markets Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes(a)

Azerbaijan — 0.4%
Southern Gas Corridor CJSC, 6.88%, 03/24/26(b)	$51,115	$59,548,975

Bahrain — 0.2%
Oil and Gas Holding Co. BSCC (The), 7.50%, 10/25/27(b)	23,600	26,365,625

Chile — 1.2%
Corp. Nacional del Cobre de Chile
3.00%, 09/30/29 (Call 06/30/29)(c)	24,900	24,797,270
3.63%, 08/01/27 (Call 05/01/27)(b)	38,425	40,358,258
4.38%, (Call 08/05/48)(b)(d)	31,500	34,777,968
4.38%, 02/05/49 (Call 08/05/48)(b)	1,100	1,214,469
4.50%, 09/16/25(b)	27,930	30,583,350
4.50%, 08/01/47 (Call 02/01/47)(b)	31,990	35,828,800

		167,560,115

China — 2.7%
Amber Circle Funding Ltd., 3.25%, 12/04/22(b)	12,389	12,667,752
China Development Bank, 2.63%, 01/24/22(b)	18,593	18,732,447
China Development Bank Corp./Hong Kong, 2.81%, 03/06/22, (3 mo. LIBOR US + 0.700%)(b)(e)	19,290	19,336,296
China Minmetals Corp., 3.75%, (Call 11/13/22)(b)(d)(f)	14,029	14,099,145
CNAC HK Finbridge Co. Ltd.
3.50%, 07/19/22(b)	20,526	20,878,791
4.13%, 07/19/27(b)	13,032	13,732,470
4.63%, 03/14/23(b)	14,587	15,334,584
5.13%, 03/14/28(b)	22,170	24,844,256
CNOOC Curtis Funding No. 1 Pty Ltd., 4.50%, 10/03/23(b)	16,844	18,080,981
Sinopec Group Overseas Development 2012 Ltd.
3.90%, 05/17/22(b)	16,181	16,802,957
4.88%, 05/17/42(b)	11,833	14,628,546
Sinopec Group Overseas Development 2013 Ltd., 4.38%, 10/17/23(b)	19,173	20,519,225
Sinopec Group Overseas Development 2014 Ltd., 4.38%, 04/10/24(b)	18,109	19,523,766
Sinopec Group Overseas Development 2015 Ltd., 3.25%, 04/28/25(b)	19,915	20,559,051
Sinopec Group Overseas Development 2017 Ltd.
2.50%, 09/13/22(b)	17,926	17,982,019
3.00%, 04/12/22(b)	13,752	13,923,900
3.63%, 04/12/27(b)	12,207	12,818,820
State Grid Overseas Investment 2013 Ltd., 3.13%, 05/22/23(b)	12,947	13,262,583
State Grid Overseas Investment 2014 Ltd., 4.13%, 05/07/24(b)	20,095	21,564,447
State Grid Overseas Investment 2016 Ltd.
2.75%, 05/04/22(b)	16,624	16,831,800
3.50%, 05/04/27(b)	29,032	30,595,664
Three Gorges Finance I Cayman Islands Ltd., 3.15%, 06/02/26(b)	12,779	13,134,416

		389,853,916

Indonesia — 1.1%
Indonesia Asahan Aluminium Persero PT
5.71%, 11/15/23(b)	12,867	14,153,700
6.53%, 11/15/28(b)	7,742	9,377,498
Pelabuhan Indonesia II PT, 4.25%, 05/05/25(b)	9,977	10,569,384
Pertamina Persero PT
4.30%, 05/20/23(b)	11,681	12,338,056
4.88%, 05/03/22(b)	13,404	14,183,108

Security	Par (000)	Value

Indonesia (continued)
5.63%, 05/20/43(b)	$13,251	$15,292,482
6.00%, 05/03/42(b)	9,847	11,844,095
6.45%, 05/30/44(b)	14,299	18,271,441
Perusahaan Listrik Negara PT
4.13%, 05/15/27(b)	14,203	14,895,396
5.25%, 10/24/42(b)	9,114	10,076,666
5.45%, 05/21/28(b)	8,093	9,276,601
6.15%, 05/21/48(b)	9,271	11,646,521

		151,924,948

Kazakhstan — 1.5%
Development Bank of Kazakhstan JSC, 4.13%, 12/10/22(b)	29,180	30,245,070
Kazakhstan Temir Zholy Finance BV, 6.95%, 07/10/42(b)	28,064	37,709,246
KazMunayGas National Co. JSC
4.75%, 04/19/27(b)	26,319	28,704,654
5.38%, 04/24/30(b)	32,406	37,378,296
5.75%, 04/19/47(b)	31,940	37,258,010
6.38%, 10/24/48(b)	38,006	47,863,806

		219,159,082

Malaysia — 0.8%
Petronas Capital Ltd.
3.50%, 03/18/25(b)	39,730	41,865,487
4.50%, 03/18/45(b)	37,948	46,179,870
7.88%, 05/22/22(b)	26,360	29,959,788

		118,005,145

Mexico — 2.9%
Banco Nacional de Comercio Exterior SNC/Cayman Islands, 4.38%, 10/14/25(b)	7,443	7,877,950
Comision Federal de Electricidad
4.75%, 02/23/27(b)	6,704	7,053,865
4.88%, 01/15/24(b)	10,701	11,430,005
Mexico City Airport Trust, 5.50%, 07/31/47 (Call 01/31/47)(b)	15,085	15,110,645
Petroleos Mexicanos
3.50%, 01/30/23	10,691	10,744,455
4.50%, 01/23/26	11,311	11,152,646
4.63%, 09/21/23	10,805	11,302,030
4.88%, 01/18/24	11,635	12,184,754
5.35%, 02/12/28	19,135	18,895,812
5.50%, 06/27/44	10,400	9,318,400
5.63%, 01/23/46	14,926	13,378,920
6.35%, 02/12/48	25,769	24,657,712
6.38%, 01/23/45	23,050	22,399,990
6.49%, 01/23/27 (Call 11/23/26)(c)	9,030	9,621,465
6.50%, 03/13/27	42,734	45,318,074
6.50%, 01/23/29	16,491	17,200,113
6.50%, 06/02/41	22,351	22,127,490
6.63%, 06/15/35	21,511	21,923,151
6.75%, 09/21/47	45,908	45,694,243
6.84%, 01/23/30 (Call 10/23/29)(c)	20,895	22,279,294
6.88%, 08/04/26	21,756	23,801,064
7.69%, 01/23/50 (Call 07/23/49)(c)	36,495	39,589,776

		423,061,854

Oman — 0.1%
Lamar Funding Ltd., 3.96%, 05/07/25(b)	19,900	18,581,625

SCHEDULE OF INVESTMENTS

Schedule of Investments (continued) October 31, 2019	iShares® J.P. Morgan USD Emerging Markets Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Peru — 0.4%
Petroleos del Peru SA
4.75%, 06/19/32(b)	$25,469	$27,272,048
5.63%, 06/19/47(b)	25,540	29,682,907

		56,954,955

Philippines — 0.2%
Power Sector Assets & Liabilities Management Corp., 7.39%, 12/02/24(b)	20,645	25,709,477

Russia — 0.3%
Vnesheconombank Via VEB Finance PLC 5.94%, 11/21/23(b)	12,200	13,404,750
6.03%, 07/05/22(b)	11,400	12,315,562
6.80%, 11/22/25(b)	13,200	15,328,500

		41,048,812

Saudi Arabia — 0.8%
Saudi Arabian Oil Co. 2.75%, 04/16/22(b)	11,200	11,333,840
2.88%, 04/16/24(b)	12,100	12,266,375
3.50%, 04/16/29(b)	27,770	28,737,612
4.25%, 04/16/39(b)	21,595	23,123,278
4.38%, 04/16/49(b)	30,000	32,625,000

		108,086,105

South Africa — 0.5%
Eskom Holdings SOC Ltd. 6.35%, 08/10/28(b)	20,254	21,475,569
6.75%, 08/06/23(b)	15,519	16,003,969
7.13%, 02/11/25(b)	20,308	20,891,855
Transnet SOC Ltd., 4.00%, 07/26/22(b)	19,656	19,877,130

		78,248,523

United Arab Emirates — 0.4%
Abu Dhabi Crude Oil Pipeline LLC, 4.60%, 11/02/47(b)	43,739	50,627,892
MDGH — GMTN BV 2.50%, 11/07/24 (Call 10/07/24)	3,425	3,411,300
2.88%, 11/07/29 (Call 08/07/29)(c)	4,600	4,558,600
3.70%, 11/07/49 (Call 05/07/49)(c)	3,850	3,864,438

		62,462,230

Venezuela — 0.1%
Petroleos de Venezuela SA 5.38%, 04/12/27(b)(g)	24,185	1,481,331
5.50%, 04/12/37(b)(g)	22,444	1,374,707
6.00%, 05/16/24(b)(g)	64,888	3,974,353
6.00%, 11/15/26(b)(g)	46,651	2,857,335
9.00%, 11/17/21(b)(g)	28,268	1,731,418
9.75%, 05/17/35(b)(g)	40,301	2,468,451
12.75%, 02/17/22(b)(g)	14,002	857,641

		14,745,236

Total Corporate Bonds & Notes — 13.6% (Cost: $1,937,865,357)		1,961,316,623

Foreign Government Obligations(a)

Angola — 0.9%
Angolan Government International Bond 8.25%, 05/09/28(b)	44,944	46,938,390
9.38%, 05/08/48(b)	45,117	47,711,227
9.50%, 11/12/25(b)	37,080	41,761,350

		136,410,967

Security	Par (000)	Value

Argentina — 1.4%
Argentine Republic Government International Bond 3.75%, 12/31/38(h)	$59,570	$23,939,697
4.63%, 01/11/23	22,269	8,977,191
5.63%, 01/26/22	36,099	15,263,108
5.88%, 01/11/28	49,621	18,980,032
6.63%, 07/06/28	12,298	4,817,593
6.88%, 01/26/27	43,656	17,230,477
6.88%, 01/11/48	36,086	14,208,863
7.13%, 07/06/36	20,695	8,090,452
7.13%, 06/28/2117	31,742	12,736,478
7.50%, 04/22/26	75,081	31,580,946
7.63%, 04/22/46	31,648	12,738,320
8.28%, 12/31/33	71,470	36,242,698

		204,805,855

Azerbaijan — 0.6%
Republic of Azerbaijan International Bond
3.50%, 09/01/32(b)	28,170	27,351,310
4.75%, 03/18/24(b)	33,003	34,941,926
State Oil Co. of the Azerbaijan Republic, 4.75%, 03/13/23(b)	23,803	24,777,435

		87,070,671

Bahrain — 2.4%
Bahrain Government International Bond 5.63%, 09/30/31(c)	26,450	27,723,303
6.00%, 09/19/44(b)	32,433	32,655,977
6.13%, 07/05/22(b)	39,000	41,644,688
6.13%, 08/01/23(b)	35,751	38,935,073
6.75%, 09/20/29(b)	30,252	34,411,650
7.00%, 01/26/26(b)	26,555	30,355,684
7.00%, 10/12/28(b)	44,300	51,083,438
CBB International Sukuk Co. 5 Spc, 5.62%, 02/12/24(b)	27,142	29,084,349
CBB International Sukuk Co. 7 SPC, 6.88%, 10/05/25(b)	25,300	29,095,000
CBB International Sukuk Programme Co. SPC, 4.50%, 03/30/27(c)	26,600	27,464,500

		342,453,662

Bolivia — 0.2%
Bolivian Government International Bond, 4.50%, 03/20/28(b)	25,927	24,274,154

Brazil — 3.4%
Banco Nacional de Desenvolvimento Economico e Social, 5.75%, 09/26/23(b)	20,488	22,620,033
Brazil Minas SPE via State of Minas Gerais, 5.33%, 02/15/28(b)	15,404	16,357,547
Brazilian Government International Bond 2.63%, 01/05/23	32,585	32,666,463
4.25%, 01/07/25	63,779	67,545,947
4.50%, 05/30/29 (Call 02/28/29)	23,733	25,030,898
4.63%, 01/13/28 (Call 10/13/27)	44,979	48,099,418
5.00%, 01/27/45	52,206	54,310,554
5.63%, 01/07/41	36,899	41,430,658
5.63%, 02/21/47	44,530	50,068,419
6.00%, 04/07/26	33,003	38,335,047
7.13%, 01/20/37	31,718	40,787,366
8.25%, 01/20/34	23,834	33,017,538
8.88%, 04/15/24	13,610	17,267,688

		487,537,576

2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® J.P. Morgan USD Emerging Markets Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Chile — 0.9%
Chile Government International Bond 3.24%, 02/06/28 (Call 11/06/27)	$52,350	$55,998,141
3.50%, 01/25/50 (Call 07/25/49)	34,325	36,920,828
3.86%, 06/21/47	35,945	41,280,586

		134,199,555

China — 0.7%
China Government International Bond 2.13%, 11/02/22(b)	11,100	11,124,864
2.63%, 11/02/27(b)	11,803	12,230,859
3.25%, 10/19/23(b)	18,359	19,246,931
3.50%, 10/19/28(b)	12,994	14,398,976
Export-Import Bank of China (The) 2.63%, 03/14/22(b)	12,359	12,450,951
2.88%, 04/26/26(b)	13,101	13,391,678
3.63%, 07/31/24(b)	18,238	19,279,208

		102,123,467

Colombia — 3.3%
Colombia Government International Bond 2.63%, 03/15/23 (Call 12/15/22)	17,777	17,904,772
3.88%, 04/25/27 (Call 01/25/27)	41,276	43,933,142
4.00%, 02/26/24 (Call 11/26/23)	35,279	37,362,666
4.50%, 01/28/26 (Call 10/28/25)	26,440	28,968,325
4.50%, 03/15/29 (Call 12/15/28)	36,300	40,440,469
5.00%, 06/15/45 (Call 12/15/44)	82,155	95,787,595
5.20%, 05/15/49 (Call 11/15/48)	26,803	32,280,863
5.63%, 02/26/44 (Call 08/26/43)	44,375	55,149,805
6.13%, 01/18/41	45,409	58,903,987
7.38%, 09/18/37	31,646	44,937,320
8.13%, 05/21/24	17,563	21,734,213

		477,403,157

Costa Rica — 0.5%
Costa Rica Government International Bond 4.25%, 01/26/23(b)	25,304	24,813,735
7.00%, 04/04/44(b)	25,993	25,684,333
7.16%, 03/12/45(b)	26,493	26,377,093

		76,875,161

Croatia — 0.6%
Croatia Government International Bond 5.50%, 04/04/23(b)	37,968	41,966,505
6.00%, 01/26/24(b)	42,288	48,684,060

		90,650,565

Dominican Republic — 2.6%
Dominican Republic International Bond 5.50%, 01/27/25(b)	37,710	40,337,916
5.88%, 04/18/24(b)	24,675	26,402,250
5.95%, 01/25/27(b)	42,720	46,992,000
6.00%, 07/19/28(b)	33,360	36,977,475
6.40%, 06/05/49(b)	38,685	41,864,424
6.50%, 02/15/48(b)	26,420	28,855,594
6.85%, 01/27/45(b)	51,040	57,611,400
6.88%, 01/29/26(b)	38,205	43,625,334
7.45%, 04/30/44(b)	39,550	47,472,359

		370,138,752

Ecuador — 2.6%
Ecuador Government International Bond 7.88%, 01/23/28(b)	67,980	61,075,781
7.95%, 06/20/24(b)	43,000	41,589,062
8.75%, 06/02/23(b)	25,700	26,109,594

Security	Par (000)	Value

Ecuador (continued)
8.88%, 10/23/27(b)	$56,990	$53,445,934
9.50%, 03/27/30(c)	15,900	15,264,000
9.63%, 06/02/27(b)	22,725	22,128,469
9.65%, 12/13/26(b)	40,521	39,938,511
10.75%, 03/28/22(b)	62,650	66,663,516
10.75%, 01/31/29(b)	47,865	48,747,511

		374,962,378

Egypt — 2.7%
Egypt Government International Bond 5.58%, 02/21/23(b)	29,733	30,617,259
5.88%, 06/11/25(b)	35,810	37,085,731
6.13%, 01/31/22(b)	56,375	58,277,656
6.59%, 02/21/28(b)	28,784	29,287,720
7.50%, 01/31/27(b)	47,598	51,584,333
7.60%, 03/01/29(b)	41,027	43,488,620
7.90%, 02/21/48(b)	35,800	35,889,500
8.50%, 01/31/47(b)	61,039	64,110,025
8.70%, 03/01/49(b)	36,649	39,248,789

		389,589,633

El Salvador — 0.4%
El Salvador Government International Bond 7.12%, 01/20/50 (Call 07/20/49)(b)	29,425	30,123,844
7.65%, 06/15/35(b)	25,360	27,666,175

		57,790,019

Ethiopia — 0.2%
Ethiopia International Bond, 6.63%, 12/11/24(b)	26,400	27,769,500

Gabon — 0.3%
Gabon Government International Bond, 6.38%, 12/12/24(b)	38,975	38,767,945

Ghana — 0.9%
Ghana Government International Bond 7.63%, 05/16/29(b)	24,730	25,031,397
8.13%, 01/18/26(b)	26,158	27,678,434
8.13%, 03/26/32(b)	30,530	30,873,462
8.63%, 06/16/49(b)	26,700	26,666,625
8.95%, 03/26/51(b)	26,175	26,518,547

		136,768,465

Hungary — 1.5%
Hungary Government International Bond 5.38%, 02/21/23	49,808	54,539,760
5.38%, 03/25/24	50,742	57,195,748
5.75%, 11/22/23	49,226	55,640,763
7.63%, 03/29/41	31,572	51,866,877

		219,243,148

India — 0.4%
Export-Import Bank of India 3.38%, 08/05/26(b)	26,480	27,142,000
3.88%, 02/01/28(b)	25,630	27,167,800

		54,309,800

Indonesia — 3.7%
Indonesia Government International Bond 2.95%, 01/11/23	10,064	10,190,806
3.38%, 04/15/23(b)	12,401	12,738,152
3.50%, 01/11/28	11,656	12,129,525
3.70%, 10/30/49	4,700	4,764,625
3.75%, 04/25/22(b)	19,090	19,692,528
3.85%, 07/18/27(b)	9,880	10,460,450

SCHEDULE OF INVESTMENTS

Schedule of Investments (continued) October 31, 2019	iShares® J.P. Morgan USD Emerging Markets Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Indonesia (continued)
4.10%, 04/24/28	$10,589	$11,419,575
4.13%, 01/15/25(b)	18,258	19,421,948
4.35%, 01/08/27(b)	11,533	12,567,366
4.35%, 01/11/48	16,518	18,061,401
4.63%, 04/15/43(b)	13,106	14,629,573
4.75%, 01/08/26(b)	19,982	22,067,621
4.75%, 02/11/29	12,253	13,953,104
4.75%, 07/18/47(b)	9,461	10,818,062
5.13%, 01/15/45(b)	18,822	22,433,471
5.25%, 01/17/42(b)	20,288	24,250,500
5.25%, 01/08/47(b)	11,577	14,167,354
5.35%, 02/11/49	10,128	12,891,045
5.38%, 10/17/23(b)	10,207	11,297,873
5.88%, 01/15/24(b)	16,412	18,494,273
5.95%, 01/08/46(b)	11,479	15,224,024
6.63%, 02/17/37(b)	13,458	18,130,449
6.75%, 01/15/44(b)	16,802	24,005,857
7.75%, 01/17/38(b)	16,541	24,749,471
8.50%, 10/12/35(b)	14,393	22,561,027
Perusahaan Penerbit SBSN Indonesia III 3.30%, 11/21/22(b)	8,226	8,405,944
3.40%, 03/29/22(b)	10,589	10,814,016
3.75%, 03/01/23(b)	9,988	10,356,308
4.15%, 03/29/27(b)	17,794	19,028,459
4.33%, 05/28/25(b)	17,924	19,251,496
4.35%, 09/10/24(b)	13,283	14,241,867
4.40%, 03/01/28(b)	16,399	17,869,785
4.45%, 02/20/29(b)	12,435	13,678,500
4.55%, 03/29/26(b)	14,294	15,607,261

		530,373,716

Iraq — 0.6%
Iraq International Bond 5.80%, 01/15/28 (Call 12/15/19)(b)	68,547	65,719,436
6.75%, 03/09/23(b)	25,462	25,660,922

		91,380,358

Ivory Coast — 0.5%
Ivory Coast Government International Bond 5.75%, 12/31/32 (Call 12/31/19)(b)(h)	26,743	26,459,054
6.13%, 06/15/33(b)	33,796	33,172,886
6.38%, 03/03/28(b)	17,838	18,417,735

		78,049,675

Jamaica — 1.0%
Jamaica Government International Bond 6.75%, 04/28/28	37,137	43,972,529
7.88%, 07/28/45	46,041	60,975,549
8.00%, 03/15/39	32,332	43,021,768

		147,969,846

Jordan — 0.5%
Jordan Government International Bond 5.75%, 01/31/27(b)	25,887	26,809,224
6.13%, 01/29/26(b)	24,232	25,579,905
7.38%, 10/10/47(b)	26,347	27,804,319

		80,193,448

Kazakhstan — 1.4%
Kazakhstan Government International Bond 3.88%, 10/14/24(b)	37,642	40,088,730
4.88%, 10/14/44(b)	25,640	31,136,575
5.13%, 07/21/25(b)	64,309	72,926,406

Security	Par (000)	Value

Kazakhstan (continued)
6.50%, 07/21/45(b)	$37,950	$55,084,425

		199,236,136

Kenya — 1.0%
Kenya Government International Bond 6.88%, 06/24/24(b)	49,874	53,053,467
7.25%, 02/28/28(b)	24,481	25,766,253
8.00%, 05/22/32(b)	30,836	32,878,885
8.25%, 02/28/48(b)	26,701	28,027,706

		139,726,311

Kuwait — 0.9%
Kuwait International Government Bond, 3.50%, 03/20/27(b)	115,058	123,903,084

Lebanon — 0.9%
Lebanon Government International Bond 6.00%, 01/27/23(b)	28,231	16,726,867
6.10%, 10/04/22(b)	39,745	23,847,000
6.60%, 11/27/26(b)	40,975	22,741,125
6.65%, 02/26/30(b)	36,765	20,496,487
6.75%, 11/29/27(b)	26,725	14,832,375
6.85%, 03/23/27(b)	30,798	17,092,890
7.00%, 03/23/32(b)	25,225	14,062,938

		129,799,682

Lithuania — 0.3%
Lithuania Government International Bond, 6.63%, 02/01/22(b)	36,414	40,135,056

Malaysia — 0.9%
1MDB Global Investments Ltd., 4.40%, 03/09/23(b)	75,700	72,776,088
Malaysia Sovereign Sukuk Bhd, 3.04%, 04/22/25(b)	25,004	25,972,905
Malaysia Sukuk Global Bhd, 3.18%, 04/27/26(b)	25,922	27,080,389

		125,829,382

Mexico — 2.5%
Mexico Government International Bond 3.60%, 01/30/25	16,399	17,224,075
3.63%, 03/15/22	14,826	15,331,011
3.75%, 01/11/28	19,074	19,890,606
4.00%, 10/02/23	23,530	24,949,153
4.13%, 01/21/26	16,455	17,622,277
4.15%, 03/28/27	22,116	23,677,942
4.35%, 01/15/47	13,413	13,941,137
4.50%, 04/22/29	25,369	27,929,683
4.50%, 01/31/50 (Call 07/31/49)	16,250	17,265,625
4.60%, 01/23/46	22,137	23,714,261
4.60%, 02/10/48	19,481	21,094,270
4.75%, 03/08/44	30,856	33,729,465
5.55%, 01/21/45	19,303	23,507,435
5.75%, 10/12/2110	22,354	26,070,352
6.05%, 01/11/40	23,016	29,431,710
6.75%, 09/27/34	12,868	17,484,395
8.30%, 08/15/31	8,960	13,199,200

		366,062,597

Mongolia — 0.2%
Mongolia Government International Bond, 5.13%, 12/05/22(b)	26,100	26,491,500

Morocco — 0.3%
Morocco Government International Bond, 4.25%, 12/11/22(b)	37,970	39,797,306

2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® J.P. Morgan USD Emerging Markets Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Nigeria — 1.6%
Nigeria Government International Bond 6.50%, 11/28/27(b)	$38,622	$38,706,486
7.14%, 02/23/30(b)	32,155	32,265,533
7.63%, 11/21/25(b)	26,485	28,852,097
7.63%, 11/28/47(b)	39,325	38,317,297
7.70%, 02/23/38(b)	31,720	31,690,262
7.88%, 02/16/32(b)	37,905	39,089,531
8.75%, 01/21/31(b)	25,795	28,414,805

		237,336,011

Oman — 2.6%
Oman Government International Bond 3.88%, 03/08/22(b)	18,000	18,000,000
4.13%, 01/17/23(b)	23,470	23,558,013
4.75%, 06/15/26(b)	50,775	49,251,750
5.38%, 03/08/27(b)	41,420	41,018,744
5.63%, 01/17/28(b)	50,780	50,145,250
6.00%, 08/01/29(c)	200	200,000
6.00%, 08/01/29(b)	28,275	28,275,000
6.50%, 03/08/47(b)	38,651	35,752,175
6.75%, 01/17/48(b)	55,220	51,734,237
Oman Sovereign Sukuk SAOC 4.40%, 06/01/24(b)	39,100	39,442,125
5.93%, 10/31/25(b)	30,535	32,777,414

		370,154,708

Pakistan — 0.6%
Pakistan Government International Bond 6.88%, 12/05/27(b)	37,269	37,222,414
8.25%, 04/15/24(b)	24,480	26,606,700
Third Pakistan International Sukuk Co. Ltd. (The), 5.63%, 12/05/22(b)	27,300	27,368,250

		91,197,364

Panama — 2.1%
Panama Government International Bond 3.16%, 01/23/30 (Call 10/23/29)	27,800	28,738,250
3.75%, 03/16/25 (Call 12/16/24)	31,812	33,651,131
3.88%, 03/17/28 (Call 12/17/27)	32,551	35,439,901
4.00%, 09/22/24 (Call 06/24/24)	33,062	35,407,336
4.50%, 05/15/47 (Call 11/15/46)	30,600	36,098,438
4.50%, 04/16/50 (Call 10/16/49)	45,448	53,273,577
6.70%, 01/26/36	53,811	75,873,510

		298,482,143

Paraguay — 0.2%
Paraguay Government International Bond, 6.10%, 08/11/44(b)	26,206	31,954,941

Peru — 2.2%
Peruvian Government International Bond 4.13%, 08/25/27	28,242	31,675,168
5.63%, 11/18/50	64,636	94,711,939
6.55%, 03/14/37	28,592	41,824,735
7.35%, 07/21/25	43,448	55,124,650
8.75%, 11/21/33	55,364	91,437,106

		314,773,598

Philippines — 3.3%
Philippine Government International Bond 3.00%, 02/01/28	34,270	35,726,132
3.70%, 03/01/41	34,867	39,236,271
3.70%, 02/02/42	36,632	41,314,028
3.75%, 01/14/29	29,050	32,309,047

Security	Par (000)	Value

Philippines (continued)
3.95%, 01/20/40	$35,177	$40,442,557
4.20%, 01/21/24	25,196	27,298,291
5.00%, 01/13/37	23,447	30,026,814
5.50%, 03/30/26	16,964	20,218,968
6.38%, 01/15/32	18,058	24,620,954
6.38%, 10/23/34	34,450	48,854,406
7.75%, 01/14/31	31,153	46,232,999
9.50%, 02/02/30	37,416	60,216,375
10.63%, 03/16/25	26,986	38,556,248

		485,053,090

Poland — 1.6%
Republic of Poland Government International Bond 3.00%, 03/17/23	51,410	52,968,365
3.25%, 04/06/26	44,303	47,279,608
4.00%, 01/22/24	51,225	55,258,969
5.00%, 03/23/22	74,330	79,718,925

		235,225,867

Qatar — 3.8%
Qatar Government International Bond 3.25%, 06/02/26(b)	50,450	52,972,500
3.38%, 03/14/24(b)	32,935	34,437,660
3.88%, 04/23/23(b)	42,470	44,848,320
4.00%, 03/14/29(b)	55,625	61,830,664
4.50%, 04/23/28(b)	40,510	46,333,313
4.63%, 06/02/46(b)	29,760	36,177,000
4.82%, 03/14/49(b)	80,550	99,076,500
5.10%, 04/23/48(b)	79,350	101,320,031
5.75%, 01/20/42(b)	15,339	21,158,233
6.40%, 01/20/40(b)	8,240	12,032,975
9.75%, 06/15/30(b)	8,839	14,545,679
SoQ Sukuk A QSC, 3.24%, 01/18/23(b)	20,940	21,683,370

		546,416,245

Romania — 1.3%
Romanian Government International Bond 4.38%, 08/22/23(b)	39,124	41,777,096
4.88%, 01/22/24(b)	26,710	29,431,081
5.13%, 06/15/48(b)	30,384	34,951,095
6.13%, 01/22/44(b)	25,134	32,697,763
6.75%, 02/07/22(b)	49,643	54,529,733

		193,386,768

Russia — 3.5%
Russian Foreign Bond-Eurobond 4.25%, 06/23/27(b)	31,800	34,121,400
4.38%, 03/21/29(b)	36,200	39,204,600
4.50%, 04/04/22(b)	24,200	25,458,400
4.75%, 05/27/26(b)	39,400	43,340,000
4.88%, 09/16/23(b)	37,800	41,485,500
5.10%, 03/28/35(b)	50,400	58,161,600
5.25%, 06/23/47(b)	88,800	106,116,000
5.63%, 04/04/42(b)	37,600	46,473,600
5.88%, 09/16/43(b)	20,400	26,035,500
7.50%, 03/31/30(b)(h)	34,740	39,841,864
12.75%, 06/24/28(b)	30,200	51,491,000

		511,729,464

Saudi Arabia — 3.7%
KSA Sukuk Ltd. 2.89%, 04/20/22(b)	41,420	42,041,300
2.97%, 10/29/29(c)	10,200	10,179,600
3.63%, 04/20/27(b)	42,289	44,340,016

SCHEDULE OF INVESTMENTS

Schedule of Investments (continued) October 31, 2019	iShares® J.P. Morgan USD Emerging Markets Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Saudi Arabia (continued)
4.30%, 01/19/29(b)	$17,372	$19,265,548
Saudi Government International Bond 2.88%, 03/04/23(b)	24,510	25,000,200
3.25%, 10/26/26(b)	51,023	52,706,759
3.63%, 03/04/28(b)	46,849	49,238,299
4.00%, 04/17/25(b)	38,060	40,876,440
4.38%, 04/16/29(b)	35,554	39,713,818
4.50%, 04/17/30(b)	25,472	28,847,040
4.50%, 10/26/46(b)	58,102	63,912,200
4.63%, 10/04/47(b)	40,887	45,813,883
5.00%, 04/17/49(b)	33,868	40,144,164
5.25%, 01/16/50(b)	33,365	41,164,069

		543,243,336

Senegal — 0.4%
Senegal Government International Bond 6.25%, 05/23/33(b)	27,020	27,619,506
6.75%, 03/13/48(b)	26,885	26,397,710

		54,017,216

Slovakia — 0.3%
Slovakia Government International Bond, 4.38%, 05/21/22(b)	38,010	40,088,672

South Africa — 2.3%
Republic of South Africa Government International Bond 4.30%, 10/12/28	41,588	40,142,817
4.67%, 01/17/24	23,474	24,493,652
4.85%, 09/27/27	21,360	21,707,100
4.85%, 09/30/29	11,500	11,356,250
4.88%, 04/14/26	25,860	26,651,962
5.00%, 10/12/46	20,129	18,468,358
5.38%, 07/24/44	20,123	19,311,792
5.65%, 09/27/47	31,437	30,837,732
5.75%, 09/30/49	43,050	41,577,690
5.88%, 05/30/22	20,716	22,308,543
5.88%, 09/16/25	42,204	45,989,171
5.88%, 06/22/30	29,102	30,881,587

		333,726,654

Sri Lanka — 2.0%
Sri Lanka Government International Bond 5.75%, 04/18/23(b)	32,770	32,862,166
5.88%, 07/25/22(b)	26,245	26,474,644
6.20%, 05/11/27(b)	38,705	37,096,323
6.75%, 04/18/28(b)	32,220	31,454,775
6.83%, 07/18/26(b)	26,000	26,138,125
6.85%, 03/14/24(b)	25,750	26,581,738
6.85%, 11/03/25(b)	39,050	39,574,734
7.55%, 03/28/30(b)	32,775	33,061,781
7.85%, 03/14/29(b)	40,200	41,406,000

		294,650,286

Trinidad And Tobago — 0.2%
Trinidad & Tobago Government International Bond, 4.50%, 08/04/26(b)	26,000	27,023,750

Tunisia — 0.2%
Banque Centrale de Tunisie International Bond, 5.75%, 01/30/25(b)	27,200	24,879,500

Turkey — 3.7%
Hazine Mustesarligi Varlik Kiralama AS 4.49%, 11/25/24(b)	8,699	8,330,163

Security	Par (000)	Value

Turkey (continued)
5.00%, 04/06/23(b)	$14,531	$14,385,690
5.80%, 02/21/22(b)	18,511	18,840,727
Turkey Government International Bond 3.25%, 03/23/23	13,718	13,032,100
4.25%, 04/14/26	14,671	13,368,949
4.88%, 10/09/26	30,254	28,372,579
4.88%, 04/16/43	27,694	22,060,002
5.13%, 03/25/22	10,448	10,562,275
5.13%, 02/17/28	21,810	20,344,641
5.75%, 03/22/24	25,231	25,436,002
5.75%, 05/11/47	36,264	31,153,042
6.00%, 03/25/27	31,034	30,791,547
6.00%, 01/14/41	30,322	27,166,617
6.13%, 10/24/28	21,066	20,796,092
6.25%, 09/26/22	26,141	27,055,935
6.35%, 08/10/24	18,900	19,461,093
6.63%, 02/17/45	29,897	28,411,493
6.75%, 05/30/40	19,259	18,705,304
6.88%, 03/17/36	27,856	27,412,045
7.25%, 12/23/23	20,137	21,477,369
7.25%, 03/05/38	10,050	10,313,812
7.38%, 02/05/25	32,680	35,090,150
7.63%, 04/26/29	28,317	30,396,530
8.00%, 02/14/34	15,571	17,142,698
11.88%, 01/15/30	14,807	20,429,033

		540,535,888

Ukraine — 2.4%
Ukraine Government International Bond 7.38%, 09/25/32(b)	77,240	80,764,075
7.75%, 09/01/22(b)	36,358	38,648,554
7.75%, 09/01/23(b)	35,396	37,873,720
7.75%, 09/01/24(b)	33,442	35,816,382
7.75%, 09/01/25(b)	33,342	35,742,624
7.75%, 09/01/26(b)	33,317	35,865,751
7.75%, 09/01/27(b)	33,457	36,016,460
9.75%, 11/01/28(b)	41,503	49,401,540

		350,129,106

United Arab Emirates — 2.8%
Abu Dhabi Government International Bond 2.13%, 09/30/24(c)	9,700	9,651,500
2.50%, 10/11/22(b)	64,190	64,831,900
2.50%, 09/30/29(c)	14,100	14,011,875
3.13%, 05/03/26(b)	56,018	58,468,788
3.13%, 10/11/27(b)	81,969	85,452,683
3.13%, 09/30/49(c)	27,175	26,189,906
4.13%, 10/11/47(b)	66,730	76,781,206
RAK Capital, 3.09%, 03/31/25(b)	19,938	20,081,304
Sharjah Sukuk Program Ltd. 3.85%, 04/03/26(b)	17,400	18,291,750
4.23%, 03/14/28(b)	23,702	25,650,008

		399,410,920

Uruguay — 2.4%
Uruguay Government International Bond 4.38%, 10/27/27	44,563	49,214,215
4.38%, 01/23/31 (Call 10/23/30)	31,924	35,625,188
4.50%, 08/14/24	28,936	31,278,460
4.98%, 04/20/55	65,300	76,604,784
5.10%, 06/18/50	99,443	118,865,380

2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® J.P. Morgan USD Emerging Markets Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Uruguay (continued)
7.63%, 03/21/36	$27,145	$40,224,833

		351,812,860

Venezuela — 0.1%
Venezuela Government International Bond
6.00%, 12/09/20(b)(g)	11,204	1,064,380
7.65%, 04/21/25(b)(g)	21,100	2,004,500
8.25%, 10/13/24(b)(g)	17,625	1,674,356
9.00%, 05/07/23(b)(g)	16,445	1,562,294
9.25%, 09/15/27(g)	19,628	1,864,660
9.25%, 05/07/28(b)(g)	18,699	1,776,395
9.37%, 01/13/34(g)	18,430	1,750,850
11.75%, 10/21/26(b)(g)	31,102	2,954,709
11.95%, 08/05/31(b)(g)	20,937	1,988,996
12.75%, 08/23/22(b)(g)	30,540	2,901,300

		19,542,440

Vietnam — 0.2%
Vietnam Government International Bond,
4.80%, 11/19/24(b)	24,350	26,604,688

Zambia — 0.3%
Zambia Government International Bond
8.50%, 04/14/24(b)	24,863	17,559,494
8.97%, 07/30/27(b)	33,298	23,464,684

		41,024,178

Total Foreign Government Obligations — 85.0% (Cost: $12,342,347,316)		12,314,492,220

Security	Shares (000)	Value

Short-Term Investments

Money Market Funds — 0.7%
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.74%(i)(j)	98,438	$98,438,000

Total Short-Term Investments — 0.7% (Cost: $98,438,000)		98,438,000

Total Investments in Securities — 99.3% (Cost: $14,378,650,673)		14,374,246,843

Other Assets, Less Liabilities — 0.7%		108,059,596

Net Assets — 100.0%		$14,482,306,439

(a)	U.S. dollar denominated security issued by foreign domiciled entity.
(b)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Perpetual security with no stated maturity date.
(e)	Variable or floating rate security. Rate shown is the rate in effect as of period-end.
(f)	Security is issued at a fixed coupon rate, which converts to a variable rate at a specified date.
(g)	Issuer filed for bankruptcy and/or is in default.
(h)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(i)	Affiliate of the Fund.
(j)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 10/31/18 (000)	Net Activity (000)	Shares Held at 10/31/19 (000)	Value at 10/31/19	Income	Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)

BlackRock Cash Funds: Treasury, SL Agency Shares	62,171	36,267	98,438	$98,438,000	$1,474,545	$—		$—

(a)	Includes realized capital gain distributions from an affiliated fund, if any.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Corporate Bonds & Notes	$—	$1,961,316,623	$—	$1,961,316,623
Foreign Government Obligations	—	12,314,492,220	—	12,314,492,220
Money Market Funds	98,438,000	—	—	98,438,000

	$98,438,000	$14,275,808,843	$—	$14,374,246,843

See notes to financial statements.

SCHEDULE OF INVESTMENTS

Statement of Assets and Liabilities

October 31, 2019

iShares J.P. Morgan USD Emerging Markets Bond ETF

ASSETS
Investments in securities, at value:
Unaffiliated(a)	$14,275,808,843
Affiliated(b)	98,438,000
Receivables:
Investments sold	105,583,702
Capital shares sold	75,623,222
Dividends	85,386
Interest	170,155,320

Total assets	14,725,694,473

LIABILITIES
Bank overdraft	36,631
Payables:
Investments purchased	238,495,162
Capital shares redeemed	151,161
Investment advisory fees	4,705,080

Total liabilities	243,388,034

NET ASSETS	$14,482,306,439

NET ASSETS CONSIST OF:
Paid-in capital	$14,887,106,733
Accumulated loss	(404,800,294)

NET ASSETS	$14,482,306,439

Shares outstanding	128,000,000

Net asset value	$113.14

Shares authorized	Unlimited

Par value	None

(a) Investments, at cost — Unaffiliated	$14,280,212,673
(b) Investments, at cost — Affiliated	$98,438,000

See notes to financial statements.

2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statement of Operations

Year Ended October 31, 2019

iShares J.P. Morgan USD Emerging Markets Bond ETF

INVESTMENT INCOME
Dividends — Affiliated	$1,474,545
Interest — Unaffiliated	801,661,242
Other income — Unaffiliated	1,101,386
Foreign taxes withheld	(97)

Total investment income	804,237,076

EXPENSES
Investment advisory fees	60,648,321

Total expenses	60,648,321

Net investment income	743,588,755

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(156,995,693)
In-kind redemptions — Unaffiliated	317,508,331

Net realized gain	160,512,638

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	1,198,822,979

Net change in unrealized appreciation (depreciation)	1,198,822,979

Net realized and unrealized gain	1,359,335,617

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,102,924,372

See notes to financial statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	iShares J.P. Morgan USD Emerging Markets Bond ETF
	Year Ended 10/31/19	Year Ended 10/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$743,588,755	$583,133,460
Net realized gain (loss)	160,512,638	(87,221,198)
Net change in unrealized appreciation (depreciation)	1,198,822,979	(1,252,248,328)

Net increase (decrease) in net assets resulting from operations	2,102,924,372	(756,336,066)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(872,461,442)	(560,509,063)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(1,492,886,987)	4,133,365,853

NET ASSETS
Total increase (decrease) in net assets	(262,424,057)	2,816,520,724
Beginning of year	14,744,730,496	11,928,209,772

End of year	$14,482,306,439	$14,744,730,496

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	iShares J.P. Morgan USD Emerging Markets Bond ETF
	Year Ended 10/31/19	Year Ended 10/31/18	Year Ended 10/31/17	Year Ended 10/31/16	Year Ended 10/31/15

Net asset value, beginning of year	$104.57	$115.92	$114.74	$108.36	$114.15

Net investment income(a)	5.25	5.07	5.33	5.39	5.08
Net realized and unrealized gain (loss)(b)	9.44	(11.50)	1.02	6.57	(5.75)

Net increase (decrease) from investment operations	14.69	(6.43)	6.35	11.96	(0.67)

Distributions(c)
From net investment income	(6.12)	(4.92)	(5.17)	(5.58)	(5.12)

Total distributions	(6.12)	(4.92)	(5.17)	(5.58)	(5.12)

Net asset value, end of year	$113.14	$104.57	$115.92	$114.74	$108.36

Total Return
Based on net asset value	14.50%	(5.68)%	5.74%	11.35%	(0.55)%

Ratios to Average Net Assets
Total expenses	0.39%	0.39%	0.54%	0.59%	0.60%

Total expenses after fees waived	0.39%	0.39%	0.40%	0.40%	0.40%

Net investment income	4.81%	4.60%	4.69%	4.81%	4.61%

Supplemental Data
Net assets, end of year (000)	$14,482,306	$14,744,730	$11,928,210	$9,649,296	$4,464,443

Portfolio turnover rate(d)	11%	15%	26%	32%	24%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following fund (the “Fund”):

iShares ETF	Diversification Classification
J.P. Morgan USD Emerging Markets Bond(a)	Diversified

(a)	The Fund’s classification changed from non-diversified to diversified during the reporting period.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Investment Transactions and Income Recognition: Investment transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Interest income, including amortization and accretion of premiums and discounts on debt securities, and payment-in-kind interest income, if any, are recognized daily on the accrual basis. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source.

Foreign Taxes: The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and are reflected in its statement of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of October 31, 2019, if any, are disclosed in the statement of assets and liabilities.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Fund. Because such gains or losses are not taxable to the Fund and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Fund’s tax year. These reclassifications have no effect on net assets or net asset value per share.

Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Fund.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization on Purchase Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management continues to evaluate the impact of this guidance to the Fund.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A fund determines the fair value of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Fixed-income investments are valued using the last available bid price or current market quotations provided by independent dealers or prices (including evaluated prices) supplied by approved independent third-party pricing services. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, perceived market movements, news, and other relevant information and by other methods, which may include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; general market conditions; and/or other factors and assumptions.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of an investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and the cost approach. Valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for the Fund’s investments is included in its schedule of investments. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BlackRock Fund Advisors (“BFA”) manages the investment of the Fund’s assets. BFA is a California corporation indirectly owned by BlackRock, Inc. (“BlackRock”). Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Fund, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to the Fund, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee
First $19 billion	0.4000%
Over $19 billion, up to and including $33 billion	0.3800
Over $33 billion, up to and including $47 billion	0.3610
Over $47 billion	0.3430

Each reduced investment advisory fee level reflects a 5% reduction (rounded to the fourth decimal place) from the investment advisory fee at the prior aggregate average daily net asset level.

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for the Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Fund.

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements  (continued)

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended October 31, 2019, transactions executed by the Fund pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)

J.P. Morgan USD Emerging Markets Bond	$5,624,595	$15,835,895	$(463,465)

The Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends — affiliated in the statement of operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

5.	PURCHASES AND SALES

For the year ended October 31, 2019, purchases and sales of investments, excluding in-kind transactions and short-term investments, were as follows:

iShares ETF	Purchases	Sales

J.P. Morgan USD Emerging Markets Bond	$2,038,409,568	$1,736,908,782

For the year ended October 31, 2019, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales

J.P. Morgan USD Emerging Markets Bond	$7,391,359,140	$9,189,906,690

6.	INCOME TAX INFORMATION

The Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

Management has analyzed tax laws and regulations and their application to the Fund as of October 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of October 31, 2019, the following permanent differences attributable to realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Loss

J.P. Morgan USD Emerging Markets Bond	$262,560,236	$(262,560,236)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 10/31/19	Year Ended 10/31/18

J.P. Morgan USD Emerging Markets Bond
Ordinary income	$872,461,442	$560,509,063

As of October 31, 2019, the tax components of accumulated net earnings (losses) were as follows:

	Undistributed	Non-expiring Capital Loss		Net Unrealized
iShares ETF	Ordinary Income	Carryforwards	(a)	Gains (Losses)	(b)	Total

J.P. Morgan USD Emerging Markets Bond	$55,110,551	$(375,756,539)		$(84,154,306)		$(404,800,294)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, amortization methods for premiums and discounts on fixed income securities and the accrual of income on securities in default.

2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

As of October 31, 2019, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
J.P. Morgan USD Emerging Markets Bond	$14,458,401,149	$594,857,207	$(679,011,513)	$(84,154,306)

7.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve the Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

Market Risk: Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

Investing in the securities of non-U.S. issuers involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: differences in accounting, auditing and financial reporting standards; more substantial governmental involvement in the economy; higher inflation rates, greater social, economic and political uncertainties; possible nationalization or expropriation of assets; less availability of public information about issuers; imposition of withholding or other taxes; higher transaction and custody costs and delays in settlement procedures; and lower level of regulation of the securities markets and issuers. Non-U.S. securities may be less liquid, more difficult to value, and have greater price volatility due to exchange rate fluctuations. These and other risks are heightened for investments in issuers from countries with less developed capital markets.

Changes in market interest rates or economic conditions may affect the value and/or liquidity of fixed income investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. Securities with longer durations tend to be more sensitive to interest rate changes, usually making their prices more volatile than those of securities with shorter durations. Given the environment of historically low interest rates, a fund may be subject to a greater risk of price losses if interest rates rise.

Credit Risk: Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

High yield securities that are rated below investment-grade (commonly referred to as “junk bonds”) or are unrated may be deemed speculative, involve greater levels of risk than higher-rated securities of similar maturity and are more likely to default. High yield securities may be issued by less creditworthy issuers, and issuers of high yield securities may be unable to meet their interest or principal payment obligations. High yield securities are subject to extreme price fluctuations, may be less liquid than higher rated fixed-income securities, even under normal economic conditions, and frequently have redemption features.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its schedule of investments.

NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements  (continued)

8.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by the Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of the Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 10/31/19		Year Ended 10/31/18
iShares ETF	Shares	Amount	Shares	Amount

J.P. Morgan USD Emerging Markets Bond
Shares sold	72,300,000	$7,852,920,951	98,900,000	$10,877,622,219
Shares redeemed	(85,300,000)	(9,345,807,938)	(60,800,000)	(6,744,256,366)

Net increase(decrease)	(13,000,000)	$(1,492,886,987)	38,100,000	$4,133,365,853

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the statement of assets and liabilities.

9.	LEGAL PROCEEDINGS

On June 16, 2016, investors in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares Preferred and Income Securities ETF) filed a class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. Plaintiffs have appealed the court’s decision. The appeal was fully briefed on January 18, 2019, and a hearing on Plaintiffs’ appeal took place on November 19, 2019.

10.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of iShares J.P. Morgan USD Emerging Markets Bond ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of iShares J.P. Morgan USD Emerging Markets Bond ETF (one of the funds constituting iShares Trust, referred to hereafter as the “Fund”) as of October 31, 2019, the related statement of operations for the year ended October 31, 2019, the statement of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2019 (hereafter referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2019 and the financial highlights for each of the five years in the period ended October 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 19, 2019

We have served as the auditor of one or more BlackRock investment companies since 2000.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Glossary of Terms Used in this Report

Portfolio Abbreviations — Fixed Income

LIBOR	London Interbank Offered Rate

2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Want to know more?

iShares.com    |     1-800-474-2737

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

©2019 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-1019-1019

OCTOBER 31, 2019

2019 Annual Report

iShares U.S. ETF Trust

•	iShares Bloomberg Roll Select Commodity Strategy ETF | CMDY | NYSE Arca
•	iShares Commodities Select Strategy ETF | COMT | NASDAQ
•	iShares Gold Strategy ETF | IAUF | Cboe BZX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary. Please note that not all financial intermediaries may offer this service.

Market Overview

iShares U.S. ETF Trust

Global Market Overview

Global commodities declined for the 12 months ended October 31, 2019 (“reporting period”). The S&P GSCI Index, a broad measure of global commodities markets performance, returned -10.01% in U.S. dollar terms for the reporting period as uncertainty mounted surrounding global economic growth and trade.

The U.S. economy continued to grow at a modest pace, while most developed countries experienced weak growth. Growth in Europe remained sluggish, with quarterly contractions in Germany and the U.K., the two largest European economies. Despite rising consumer spending, economic growth in Japan was tepid as exports declined for ten straight months. Growth in China, the world’s second largest economy, slowed to a pace of approximately 6% as exports declined and industrial output hit a 17-year low. The delayed effect of interest rate increases by the U.S. Federal Reserve Bank (“Fed”) and the ongoing trade dispute between the U.S. and China both slowed global growth.

In response to the economic slowdown and benign inflation, central banks dramatically shifted monetary policy toward more accommodative policies. The Fed reduced interest rates three times, starting in July 2019. The European Central Bank (“ECB”) also reduced interest rates and revived its bond purchase program in September 2019, while the Bank of Japan renewed its commitment to future economic stimulus. The sea change in central bank policy raised investors’ optimism that a deepening downturn could be averted.

Geopolitical risks remained elevated during the reporting period as the trade dispute between China and the U.S. alternated between retaliatory tariffs and the resumption of trade talks. Geopolitical strains in the Middle East, including tensions between the U.S. and Iran, Turkey’s military operations in Syria, attacks on Saudi oil fields, and an ongoing Saudi-led trade embargo of Qatar, also contributed to market volatility. Uncertainty surrounding Brexit also dampened market sentiment as the E.U. granted the U.K. an extension to its deadline for leaving the E.U.

Demand for many commodities declined amid a downturn in manufacturing and expectations of deteriorating global economic growth. In particular, lower orders from China, the world’s largest importer of oil and natural gas and leading consumer of many other commodities, including copper, steel, and agricultural products like soybeans, constrained commodities prices. In energy markets, oil prices declined despite limits on global production and reduced capacity due to geopolitical tensions in the Middle East. Canada also enacted output limits; however, the U.S., the world’s largest oil producer, increased production in 2018, due in part to expanded fracking activity. Meanwhile, demand for crude oil slumped along with global economic growth, further constraining oil prices.

A sharp rise in the price of iron ore, a key steel-making input, negatively affected major industrial metals-producing countries such as Brazil and the U.S. Lower orders due to rising tariffs and slowing industrial activity pressured prices of metals like steel, copper, and aluminum. Agricultural commodities like soybeans and wheat also experienced significant price volatility attributable to trade concerns.

In contrast, precious metals producers from countries such as Canada and South Africa were bolstered by rising prices and strong demand as investors seeking to avoid the uncertainty of financial markets turned toward gold as a store of value.

MARKET OVERVIEW	3

Fund Summary as of October 31, 2019	iShares® Bloomberg Roll Select Commodity Strategy ETF

Investment Objective

The iShares Bloomberg Roll Select Commodity Strategy ETF (the “Fund”) seeks to provide exposure, on a total return basis, to a diversified group of commodities. The Fund seeks to achieve its investment objective by investing in exchange-traded futures contracts on the Bloomberg Roll Select Commodity Index. The Fund is an actively managed exchange-traded fund that does not seek to replicate the performance of a specified index.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	(4.19)%	(5.44)%	(4.19)%	(8.47)%
Fund Market	(4.29)	(5.40)	(4.29)	(8.41)
Bloomberg Roll Select Commodity Index	(4.03)	(5.30)	(4.03)	(8.22)

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/3/18. The first day of secondary market trading was 4/5/18.

The Bloomberg Roll Select Commodity Index is an unmanaged index that aims to reflect the performance of a diversified group of commodities, while also seeking to minimize the effect of contango and maximize the effect of backwardation in connection with periodically switching or “rolling” into new futures contracts.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 10 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/19)	Ending Account Value (10/31/19)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/19)	Ending Account Value (10/31/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$985.30	$1.35		$1,000.00	$1,023.80	$1.38		0.27%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 10 for more information.

4	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of October 31, 2019 (continued)	iShares® Bloomberg Roll Select Commodity Strategy ETF

Portfolio Management Commentary

The Fund declined during the reporting period amid volatile commodities prices and concerns about slowing economic growth and the effect of escalating trade tensions on global commodities demand. The Fund uses a mix of commodities futures designed to provide investors total returns consistent with investment in a broad basket of commodities. Some of the Fund’s largest exposures were to energy, particularly to West Texas Intermediate crude oil, Brent crude oil, and natural gas. Gold and copper exposures were also substantial.

In energy markets, Brent and West Texas Intermediate crude oil prices declined sharply in late 2018 and remained volatile throughout the reporting period amid rising uncertainty surrounding oil supply and demand. While OPEC and other major oil-producing countries pledged to limit production in an attempt to support prices, production in the U.S., the world’s leading oil producer in 2018, increased. On the demand front, consumption of crude oil slumped along with global economic growth, particularly in China, where pessimism about weaker industrial activity constrained demand for oil. In the natural gas market, despite strong demand, record U.S. natural gas output and rising inventories weighed on prices.

Looking at other commodities, prices of many industrial metals declined as lower levels of manufacturing activity led to decreased demand for industrial commodities. The U.S.-China trade dispute weighed on copper prices, which, following a sharp increase in early 2019, declined to a two-year low late in the reporting period. The agricultural commodities market also weakened amid higher tariffs and lower Chinese demand. In contrast, the price of gold rose sharply, reaching its highest level since 2013. Demand for gold was strong, supported by record central bank buying and investor preference for assets with less exposure to an economic downturn in an environment of declining bond yields and global economic uncertainty.

Portfolio Information

ALLOCATION BY INVESTMENT TYPE

Investment Type	Percent of Net Assets
Commercial Paper	82.4%
Money Market Funds	17.4
U. S. Treasury Obligations	4.7
Cash	3.9
Other assets, less liabilities	(8.4)

COMMODITIES EXPOSURE

Sector Exposure(a)	Percent of Exposure
Energy Futures	30.3%
Agriculture Futures	28.3
Precious Metals Futures	18.0
Industrial Metals Futures	17.8
Livestock Futures	5.6

(a)	Represents the sector allocation of the Bloomberg Roll Select Commodity Index.

FUND SUMMARY	5

Fund Summary as of October 31, 2019	iShares® Commodities Select Strategy ETF

Investment Objective

The iShares Commodities Select Strategy ETF (the “Fund”) seeks total return by providing investors with broad commodity exposure. The Fund is an actively managed exchange-traded fund that does not seek to replicate the performance of a specified index.

Performance

	Average Annual Total Returns				Cumulative Total Returns
	1 Year		5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	(5.67	)%(a)	(5.52)%	(5.23)%	(5.67)%	(24.70)%	(23.74)%
Fund Market	(5.48)		(5.54)	(5.22)	(5.48)	(24.81)	(23.71)
S&P GSCITM Dynamic Roll Reduced Energy 70/30 Futures/Equity Blend (USD) TR	(5.61)		N/A	N/A	(5.61)	N/A	N/A
S&P GSCITM (USD) TR	(10.01)		(10.43)	(10.15)	(10.01)	(42.34)	(41.69)

(a)

The NAV total return presented in the table for the one-year period differs from the same period return disclosed in the financial highlights. The total return in the financial highlights is calculated in the same manner but differs due to certain adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 10/15/14. The first day of secondary market trading was 10/16/14.

The S&P GSCI™ Dynamic Roll Reduced Energy 70/30 Futures/Equity Blend (USD) TR is an unmanaged index that is designed to measure the performance of a multi-asset allocation strategy that consists of a futures-based commodities index and an equity-based index that is based on various commodity-related GICS subsectors. The inception date of this index was April 17, 2017. The average annual and cumulative total returns for the period April 17, 2017 through October 31, 2019 were 1.93% and 4.97%, respectively.

The S&P GSCI™ (USD) TR is an unmanaged index that measures the performance of general commodity price movements and inflation in the world economy.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 10 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/19)	Ending Account Value (10/31/19)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/19)	Ending Account Value (10/31/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$957.80	$2.37		$1,000.00	$1,022.80	$2.45		0.48%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 10 for more information.

6	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of October 31, 2019 (continued)	iShares® Commodities Select Strategy ETF

Portfolio Management Commentary

The Fund declined during the reporting period amid volatile commodities prices and concerns about the effects of slowing economic growth and escalating trade tensions on commodities demand. Approximately 70% of the Fund’s exposure was to commodities futures, which detracted the most from the Fund’s return. Some of the Fund’s largest futures exposures included West Texas Intermediate crude oil, Brent crude oil, corn, and gold.

Oil prices declined sharply in late 2018 and remained volatile throughout the reporting period. Despite output limits set by major oil-producing countries to support prices, production in the U.S., the world’s leading oil producer in 2018, increased. On the demand front, crude oil consumption slumped alongside economic growth, particularly in China, where weaker industrial activity was negative for oil prices.

Prices of agricultural and industrial metals commodities generally declined as slowing economic activity and intensifying trade tensions weighed on demand for crops like wheat and input materials such as aluminum and copper. In contrast, precious metals prices rose sharply, particularly gold, which was supported by strong demand and record central bank buying in an environment of declining bond yields and global economic uncertainty.

Approximately 30% of the Fund was invested in commodities stocks, which also detracted from the Fund’s return. Energy detracted the most, led by oil and gas exploration and production companies, which posted disappointing earnings amid lower oil prices. Integrated oil and gas producers declined, as companies scaled back production and refinery maintenance costs increased. The energy equipment and services industry weakened on lower fracking equipment spending. In contrast, gold mining stocks bolstered equity returns, benefiting from higher gold prices and from consolidations, which are expected to deliver greater operational efficiency and cost savings. The agricultural and farm machinery industry contributed modestly amid optimism about a favorable crop-growing season and possible de-escalation of trade tensions.

Portfolio Information

ALLOCATION BY SECTOR AND INVESTMENT TYPE

Sector and Investment Type	Percent of Net Assets
Energy Equities	12.6%
Specialty Chemicals Equities	5.9
Industrial Metals Equities	4.8
Agriculture Equities	4.5
Precious Metals Equities	2.1
Short-term	70.6
Cash	4.2
Other Assets, Less Liabilities	(4.7)

COMMODITY-LINKED FUTURES

Sector Exposure(a)	Percent of Net Assets
Energy Futures	29.4%
Agriculture Futures	17.1
Industrial Metals Futures	10.7
Livestock Futures	7.5
Precious Metals Futures	5.4

(a)	Exposures are calculated as the current notional value of the futures contracts as a percentage of net assets.

FUND SUMMARY	7

Fund Summary as of October 31, 2019	iShares® Gold Strategy ETF

Investment Objective

The iShares Gold Strategy ETF (the “Fund”) seeks to provide exposure, on a total return basis, to the price performance of gold. The Fund is an actively managed exchange-traded fund that does not seek to replicate the performance of a specified index.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	23.74%	10.95%	23.74%	15.72%
Fund Market	23.29	10.81	23.29	15.52
Bloomberg Composite Gold Index	24.02	11.16	24.02	15.96

The inception date of the Fund was 6/6/18. The first day of secondary market trading was 6/8/18.

The Bloomberg Composite Gold Index is an unmanaged index comprised of exchange -traded gold futures contracts and one or more exchange-traded products backed by or linked to physical gold. The index is designed to track the price performance of gold.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 10 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (05/01/19)	Ending Account Value (10/31/19)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/19)	Ending Account Value (10/31/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,174.50	$ 0.93		$ 1,000.00	$ 1,024.30	$ 0.87		0.17%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 10 for more information.

8	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of October 31, 2019 (continued)	iShares® Gold Strategy ETF

Portfolio Management Commentary

The Fund advanced strongly for the reporting period, reflecting the rising price for gold. The Fund slightly trailed the broader gold market, as represented by the Bloomberg Composite Gold Index, due to its composition as a mix of gold futures and exchange traded products linked to or backed by gold.

The price of gold rallied strongly during the reporting period, climbing to more than $1,500 per ounce, its highest level since 2013. Demand for gold rose as institutional and individual investors sought a measure of protection from financial markets amid rising economic uncertainty related to slowing global growth and the intensifying trade dispute between the U.S. and China. Gold also benefited from rising demand as investor concern mounted about geopolitical events such as the Brexit negotiations and instability in the Middle East. This environment led many leading central banks to ease monetary policy, leading to interest rate reductions across developed market economies. Expectations of stimulative monetary policy often support gold prices, as increases in money supply tend to benefit assets with relatively fixed quantities. Following repeated interest rate cuts by the Fed, the U.S. dollar weakened against some currencies, further supporting gold prices. Gold is generally priced in U.S. dollars, and a declining U.S. dollar made gold cheaper for some investors outside the U.S.

Demand for gold was also supported by record central bank buying in the first half of 2019, following a strong year for central bank purchases in 2018, the most in any calendar year in almost half a century. Investment demand for gold also surged as holdings of gold-backed ETFs reached record high levels in the third quarter of 2019. Jewelry demand increased in the first half of 2019 due to robust Indian consumer purchases before declining during the third quarter after the price of gold rose sharply. Rising gold prices also brought greater mine supply and gold recycling activity, leading to a modest increase in total gold supply.

Portfolio Information

ALLOCATION BY INVESTMENT TYPE

Investment Type	Percent of Net Assets
Money Market Funds	72.0%
U. S. Treasury Obligations	4.7
Grantor Trust	20.3
Cash	2.5
Other assets, less liabilities	0.5

COMMODITY-LINKED FUTURES

Sector Exposure(a)	Percent of Net Assets
Gold Futures	75.6%

(a)	Exposures are calculated as the current notional value of the futures contracts as a percentage of net assets.

FUND SUMMARY	9

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments October 31, 2019	iShares® Bloomberg Roll Select Commodity Strategy ETF (Percentages shown are based on Net Assets)

Security	Par	Value

Short-Term Investments

Commercial Paper — 82.4%
AT&T Inc., 1.90%, 12/11/19(a)	$1,100,000	$1,097,678
Banco Santander SA, 2.13%, 11/21/19(a)	900,000	899,143
Banque et Caisse, 1.97%, 11/27/19(a)	1,100,000	1,098,660
Bedford Row Funding Corp., 1.86%, 01/13/20(a)	1,100,000	1,095,873
CenterPoint Energy Inc., 2.03%, 11/18/19(a)	1,100,000	1,098,928
Ciesco LLC, 1.91%, 12/04/19(a)	271,000	270,538
Federation Des Caisses, 2.07%, 11/19/19(a)	800,000	799,313
Hitachi Capital America Corp., 2.03%, 11/26/19(a)	1,100,000	1,098,387
Hyundai Capital America, 2.28%, 11/01/19(a)	1,000,000	999,944
Keurig Dr. Pepper Inc., 2.21%, 12/02/19(a)	1,100,000	1,097,915
La Fayette Asset Securitization LLC, 2.04%, 12/03/19(a)	1,100,000	1,098,182
Mitsubishi UFJ Trust & Banking Corp/NY, 1.81%, 11/06/19(a)	1,000,000	999,699
Mont Blanc Capital Corp., 2.17%, 11/04/19(a)	1,000,000	999,803
National Bank of Canada, 1.59%, 11/01/19(a)	1,000,000	999,956
National Grid Electricity Transmission PLC, 2.09%, 11/08/19(a)	1,100,000	1,099,490
National Securities Clearing Corp., 2.00%, 12/05/19(a)	1,100,000	1,098,239
Nieuw Amsterdam Receivables Corp., 1.91%, 11/15/19(a)	1,100,000	1,099,189
Nutrien Ltd., 2.23%, 11/25/19(a)	1,200,000	1,198,308
Parker-Hannifin Corp., 2.27%, 11/25/19(a)	900,000	898,948
Sumitomo Mitsui Banking Corp./New York, 2.01%, 12/10/19(a)	500,000	498,956
United HealthCare Co., 1.72%, 11/13/19(a)	1,100,000	1,099,318

Security	Par/ Shares	Value

Commercial Paper (continued)
Versailles Com Paper LLC, 2.19%, 11/08/19(a)	$500,000	$499,803
Welltower Inc., 2.19%, 11/12/19(a)	1,100,000	1,099,244

		22,245,514

U.S. Treasury Obligations — 4.7%
U.S. Treasury Bill
1.51%, 11/14/19(a)	275,000	274,852
1.66%, 12/10/19(a)	1,000,000	998,398

		1,273,250

Money Market Funds — 17.4%
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.74%(b)(c)	4,713,000	4,713,000

Total Short-Term Investments — 104.5% (Costs: $28,230,260)		28,231,764

Total Investments in Securities — 104.5% (Cost: $28,230,260)		28,231,764

Other Assets, Less Liabilities — (4.5)%		(1,227,608)

Net Assets — 100.0%		$27,004,156

(a)	Rates are discount rates or a range of discount rates at the time of purchase.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 10/31/18	Net Activity	Shares Held at 10/31/19	Value at 10/31/19	Income	Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)

BlackRock Cash Funds: Treasury, SL Agency Shares	7,904,926	(3,191,926)	4,713,000	$4,713,000	$99,850	$—		$—

(a)	Includes realized capital gain distributions from an affiliated fund, if any.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Bloomberg Roll Select Commodity Index	1,360	12/18/19	$26,925	$187,103

Derivative Financial Instruments Categorized by Risk Exposure

As of October 31, 2019, the fair values of derivative financial instruments located in the Consolidated Statements of Assets and Liabilities were as follows:

Commodity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$187,103

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Consolidated Schedule of Investments. In the Consolidated Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

CONSOLIDATED SCHEDULES OF INVESTMENTS	11

Consolidated Schedule of Investments (continued) October 31, 2019	iShares® Bloomberg Roll Select Commodity Strategy ETF

For the year ended October 31, 2019, the effect of derivative financial instruments in the Consolidated Statements of Operations was as follows:

Commodity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$(2,887,749)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$360,845

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$34,231,337

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Consolidated Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Consolidated Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Commercial Paper	$—	$22,245,514	$—	$22,245,514
U.S. Treasury Obligations	—	1,273,250	—	1,273,250
Money Market Funds	4,713,000	—	—	4,713,000

	$4,713,000	$23,518,764	$—	$28,231,764

Derivative financial instruments(a)
Assets
Futures Contracts	$187,103	$—	$—	$187,103

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

12	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments October 31, 2019	iShares® Commodities Select Strategy ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Agricultural & Farm Machinery — 1.8%
AGCO Corp.	7,303	$627,027
CNH Industrial NV	114,671	1,251,061
Deere & Co.	36,339	6,328,074
Lindsay Corp.	1,245	117,540
Toro Co. (The)	12,303	948,930

		9,272,632

Agricultural Products — 0.9%
Archer-Daniels-Midland Co.	64,279	2,702,289
Bunge Ltd.	16,337	882,198
Darling Ingredients Inc.(a)	19,013	366,951
Ingredion Inc.	7,701	608,379

		4,559,817

Aluminum — 0.1%
Alcoa Corp.(a)	14,519	301,850
Constellium SE(a)	9,312	124,129
Kaiser Aluminum Corp.	1,252	134,064

		560,043

Coal & Consumable Fuels — 0.0%
Arch Coal Inc., Class A	512	40,392
Cameco Corp.	12,563	112,187
Peabody Energy Corp.	2,440	25,693

		178,272

Copper — 0.3%
Freeport-McMoRan Inc.	113,522	1,114,786
Southern Copper Corp.	6,654	236,749

		1,351,535

Diversified Metals & Mining — 2.7%
BHP Group Ltd., ADR	115,148	5,631,889
BHP Group PLC, ADR	82,628	3,505,080
Compass Minerals International Inc.	2,651	149,728
Materion Corp.	1,596	90,717
Rio Tinto PLC, ADR	77,892	4,051,163
Teck Resources Ltd., Class B(b)	38,292	606,162

		14,034,739

Fertilizers & Agricultural Chemicals — 1.8%
CF Industries Holdings Inc.	25,197	1,142,684
Corteva Inc.(a)	86,429	2,279,997
FMC Corp.	15,053	1,377,349
Mosaic Co. (The)	40,970	814,484
Nutrien Ltd.	66,114	3,159,588
Scotts Miracle-Gro Co. (The)	4,547	456,473
Sociedad Quimica y Minera de Chile SA, ADR	12,781	347,388

		9,577,963

Gold — 1.9%
Agnico Eagle Mines Ltd.(b)	18,644	1,146,047
Barrick Gold Corp.(b)	139,021	2,413,405
Cia. de Minas Buenaventura SAA, ADR	17,637	270,552
Coeur Mining Inc.(a)	18,844	104,019
Franco-Nevada Corp.(b)	14,649	1,420,513
Kinross Gold Corp.(a)	97,997	475,285
Kirkland Lake Gold Ltd.	14,966	702,654
Newmont Goldcorp Corp.	64,151	2,548,719
Royal Gold Inc.	5,130	592,207

		9,673,401

Integrated Oil & Gas — 7.3%
BP PLC, ADR	107,026	4,057,356

Security	Shares	Value

Integrated Oil & Gas (continued)
Cenovus Energy Inc.(b)	32,370	$274,821
Chevron Corp.	60,257	6,998,248
China Petroleum & Chemical Corp., ADR	8,098	457,456
Ecopetrol SA, ADR(b)	7,830	142,898
Eni SpA, ADR(b)	40,373	1,222,898
Equinor ASA, ADR	34,970	647,295
Exxon Mobil Corp.	134,298	9,007,556
Imperial Oil Ltd.(b)	7,505	186,649
Occidental Petroleum Corp.	28,391	1,149,836
Petroleo Brasileiro SA, ADR	42,521	690,541
Royal Dutch Shell PLC, Class A, ADR	67,842	3,932,801
Royal Dutch Shell PLC, Class B, ADR	59,442	3,464,874
Suncor Energy Inc.	49,376	1,465,973
Total SA, ADR	80,164	4,219,031

		37,918,233

Oil & Gas Drilling — 0.1%
Helmerich & Payne Inc.	3,473	130,237
Patterson-UTI Energy Inc.	6,390	53,165
Transocean Ltd.(a)(b)	18,254	86,707
Valaris PLC(a)(b)	6,211	25,527

		295,636

Oil & Gas Equipment & Services — 0.7%
Apergy Corp.(a)	2,459	61,893
Archrock Inc.	4,024	38,791
Baker Hughes Co.	20,604	440,926
Cactus Inc., Class A(a)	1,478	43,926
Core Laboratories NV	1,408	62,008
Dril-Quip Inc.(a)	1,148	47,091
Halliburton Co.	27,803	535,208
Helix Energy Solutions Group Inc.(a)	4,436	38,105
National Oilwell Varco Inc.	12,249	277,073
Oceaneering International Inc.(a)	3,105	43,967
Schlumberger Ltd.	43,897	1,434,993
TechnipFMC PLC	13,321	262,823
Tenaris SA, ADR	7,494	152,128

		3,438,932

Oil & Gas Exploration & Production — 1.8%
Apache Corp.	11,933	258,469
Cabot Oil & Gas Corp.	13,280	247,539
Canadian Natural Resources Ltd.	37,724	951,399
Chesapeake Energy Corp.(a)(b)	35,796	47,967
Cimarex Energy Co.	3,220	135,948
CNOOC Ltd., ADR	5,102	757,851
CNX Resources Corp.(a)(b)	6,021	50,757
Concho Resources Inc.	6,382	430,913
ConocoPhillips	35,237	1,945,082
Continental Resources Inc./OK(a)	2,713	79,952
Devon Energy Corp.	12,830	260,192
Diamondback Energy Inc.	5,175	443,808
Encana Corp.(b)	41,232	162,042
EOG Resources Inc.	18,421	1,276,760
EQT Corp.	8,110	87,101
Hess Corp.	8,215	540,136
Kosmos Energy Ltd.	11,390	70,618
Magnolia Oil & Gas Corp., Class A(a)	3,220	31,620
Marathon Oil Corp.	25,521	294,257
Matador Resources Co.(a)	3,480	48,407
Murphy Oil Corp.	4,892	100,922
Noble Energy Inc.	15,180	292,367

CONSOLIDATED SCHEDULES OF INVESTMENTS	13

Consolidated Schedule of Investments (continued) October 31, 2019	iShares® Commodities Select Strategy ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Oil & Gas Exploration & Production (continued)
Parsley Energy Inc., Class A	8,923	$141,073
PDC Energy Inc.(a)	1,845	36,808
Pioneer Natural Resources Co.	5,305	652,621
Southwestern Energy Co.(a)(b)	16,992	34,834
WPX Energy Inc.(a)	13,407	133,802

		9,513,245

Oil & Gas Refining & Marketing — 0.9%
Cosan Ltd., Class A(a)	3,342	56,212
CVR Energy Inc.	932	44,195
Delek U.S. Holdings Inc.	2,391	95,521
HollyFrontier Corp.	4,806	264,042
Marathon Petroleum Corp.	20,895	1,336,235
PBF Energy Inc., Class A	3,235	104,426
Phillips 66	14,237	1,663,166
Valero Energy Corp.	13,153	1,275,578
World Fuel Services Corp.	2,075	86,673

		4,926,048

Oil & Gas Storage & Transportation — 1.6%
Cheniere Energy Inc.(a)	7,417	456,516
Enbridge Inc.	64,238	2,338,906
Equitrans Midstream Corp.	6,476	90,146
Golar LNG Ltd.	3,179	43,775
Kinder Morgan Inc./DE	61,795	1,234,664
ONEOK Inc.	13,108	915,332
Pembina Pipeline Corp.	16,222	570,365
Ship Finance International Ltd.	2,559	37,029
Targa Resources Corp.	7,389	287,284
TC Energy Corp.	29,607	1,490,120
Ultrapar Participacoes SA, ADR	24,018	112,164
Williams Companies Inc. (The)	38,470	858,266

		8,434,567

Silver — 0.2%
Hecla Mining Co.	38,358	88,224
Wheaton Precious Metals Corp.(b)	34,918	980,148

		1,068,372

Specialty Chemicals — 5.9%
A Schulman Inc.(c)	1,888	818
Albemarle Corp.	12,232	742,972
Ashland Global Holdings Inc.	6,985	540,429
Axalta Coating Systems Ltd.(a)	23,959	706,551
Balchem Corp.	3,734	377,918
Celanese Corp.	14,281	1,730,143
DuPont de Nemours Inc.	86,035	5,670,567
Ecolab Inc.	28,892	5,549,286
Element Solutions Inc.(a)	26,067	283,088
Ferro Corp.(a)	9,406	104,689
GCP Applied Technologies Inc.(a)(b)	6,188	127,844
HB Fuller Co.	5,876	286,749
Ingevity Corp.(a)	4,831	406,819
Innospec Inc.	2,826	258,183
International Flavors & Fragrances Inc.	12,323	1,503,529
Livent Corp.(a)	16,847	115,570
Minerals Technologies Inc.	4,047	200,124
NewMarket Corp.	852	413,638
PolyOne Corp.	8,872	284,348
PPG Industries Inc.	27,270	3,412,022
Quaker Chemical Corp.(b)	1,488	227,485
RPM International Inc.	14,965	1,083,915
Sensient Technologies Corp.	4,884	305,543

Security	Shares/ Par	Value

Specialty Chemicals (continued)
Sherwin-Williams Co. (The)	9,476	$5,423,304
Stepan Co.	2,317	226,417
WR Grace & Co.	6,470	429,932

		30,411,883

Steel — 1.6%
Allegheny Technologies Inc.(a)	9,865	207,264
ArcelorMittal(b)	50,070	742,037
Carpenter Technology Corp.	3,729	182,795
Cleveland-Cliffs Inc.(b)	21,129	152,763
Commercial Metals Co.	9,227	178,358
Nucor Corp.	23,720	1,277,322
POSCO, ADR(b)	22,103	992,646
Reliance Steel & Aluminum Co.	5,215	605,149
Steel Dynamics Inc.	17,183	521,676
Ternium SA, ADR	4,147	82,898
U.S. Steel Corp.(b)	13,359	153,762
Vale SA, ADR(a)	248,085	2,912,518
Warrior Met Coal Inc.	4,035	78,602
Worthington Industries Inc.	2,900	106,749

		8,194,539

Total Common Stocks — 29.6% (Cost: $165,720,145)		153,409,857

Preferred Stocks

Integrated Oil & Gas — 0.2%
Petroleo Brasileiro SA, Preference Shares, ADR	71,125	1,073,276

Steel — 0.1%
Gerdau SA, Preference Shares, ADR	82,496	271,412

Total Preferred Stocks — 0.3% (Cost: $1,153,967)		1,344,688

Short-Term Investments

Certificates of Deposit — 7.5%
Bank of Nova Scotia (The), 2.00%, 03/09/20	$10,000,000	10,004,109
Mizuho Bank Ltd., 2.26%, 03/06/20	2,000,000	2,005,087
Mizuho Bank Ltd./New York, 2.17%, 03/09/20, (3 mo. LIBOR US + 0.100%)(d)	3,000,000	3,000,301
Norinchukin Bank (The), 2.04%, 03/16/20	8,000,000	8,003,176
Oversea-Chinese Banking Corp. Ltd., 1.87%, 08/04/20	5,000,000	5,000,000
Royal Bank of Canada, 3.07%, 11/27/19	2,700,000	2,702,601
Sumitomo Mitsui Trust Bank Ltd./New York, 2.11%, 07/27/20	5,000,000	4,999,994
Toronto-Dominion Bank (The), 2.20%, 01/23/20	3,050,000	3,052,900

		38,768,168

Commercial Paper — 42.9%
AT&T Inc.
1.90%, 12/11/2019(e)	7,000,000	6,985,222
2.38%, 11/06/2019(e)	10,000,000	9,996,827
Banco Santander SA, 2.13%, 11/21/19(e)	9,600,000	9,590,861
Banque et Caisse, 1.97%, 11/27/19(e)	5,000,000	4,993,910
Barton Capital Corp., 2.09%, 01/07/20(e)	10,300,000	10,264,474
Bedford Row Funding Corp., 1.86%, 01/13/20(e)	3,600,000	3,586,495
CenterPoint Energy Inc.
2.00%, 11/05/2019(e)	2,000,000	1,999,460
2.03%, 11/18/2019(e)	5,000,000	4,995,125
DBS Bank Ltd., 1.96%, 04/20/20	4,800,000	4,758,468

14	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) October 31, 2019	iShares® Commodities Select Strategy ETF (Percentages shown are based on Net Assets)

Security	Par	Value

Commercial Paper (continued)
Electricite de France SA, 2.08%, 12/02/19(e)	$10,000,000	$9,981,956
Federation Des Caisses, 2.07%, 11/19/19(e)	1,550,000	1,548,668
Hitachi Capital America Corp.
1.99%, 11/19/2019(e)	2,250,000	2,247,574
2.15%, 11/20/2019	1,000,000	998,868
Hyundai Capital America, 2.28%, 11/01/19(e)	1,000,000	999,944
Keurig Dr. Pepper Inc., 2.21%, 12/02/19(e)	10,000,000	9,981,049
Lloyds Banking Group PLC, 1.94%, 04/24/20(e)	7,000,000	6,936,141
LMA Americas LLC, 2.03%, 03/13/20(e)	10,000,000	9,932,293
Manhattan Asset Funding Co. LLC, 1.91%, 02/12/20(e)	1,500,000	1,492,178
MetLife Short Term Funding LLC, 1.97%, 02/28/20(e)	4,750,000	4,722,133
Mont Blanc Capital Corp., 2.17%, 11/04/19(e)	4,000,000	3,999,213
MUFG Bank Ltd., 2.02%, 02/13/20(e)	3,000,000	2,983,112
National Grid Electricity Transmission PLC, 2.12%, 01/23/20	5,000,000	4,975,337
National Securities Clearing Corp., 2.00%, 12/05/19(e)	10,500,000	10,483,187
Nieuw Amsterdam Receivables Corp., 1.91%, 11/15/19(e)	7,500,000	7,494,469
Nutrien Ltd.
2.23%, 11/25/2019(e)	12,000,000	11,983,083
2.24%, 12/16/2019(e)	7,000,000	6,981,807
Old Line Funding LLC, 2.19%, 01/03/20(e)	5,000,000	4,984,409
Parker-Hannifin Corp., 2.27%, 11/25/19(e)	2,700,000	2,696,842
Reckitt Benckiser Treasury Services PLC, 2.04%, 01/16/20(e)	4,000,000	3,984,027
Schlumberger Investment SA, 1.91%, 11/01/19(e)	5,000,000	4,999,790
Skandin Enskilda Banken AG, 2.12%, 11/15/19(e)	9,000,000	8,993,288
Sumitomo Mitsui Banking Corp./New York, 2.01%, 12/10/19(e)	3,000,000	2,993,733
Suncor Energy Inc., 2.27%, 11/14/19(e)	1,000,000	999,196
Toyota Motor Credit Corp., 1.92%, 07/24/20(e)	5,000,000	4,933,955
Versailles Com Paper LLC, 2.19%, 11/08/19(e)	5,000,000	4,998,033
VW Credit Inc., 2.31%, 11/04/19(e)	8,000,000	7,998,184
Walgreens Boots Alliance Inc.
2.13%, 02/07/2020(e)	10,000,000	9,941,700
2.25%, 03/05/2020(e)	3,000,000	2,977,740

Security	Par/ Shares	Value

Commercial Paper (continued)
Welltower Inc., 2.19%, 11/12/19(e)	$2,000,000	$1,998,625
Westpac Banking Corp., 3.10%, 11/01/19(e)	5,000,000	4,999,751

		222,411,127

U.S. Treasury Obligations — 4.7%
U.S. Treasury Bill
1.66%, 12/10/19(e)	13,400,000	13,378,540
1.66%, 04/09/20(e)	1,500,000	1,489,858
1.97%, 02/06/20(e)	9,550,000	9,510,692

		24,379,090

Money Market Funds — 15.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.00%(f)(g)(h)	5,854,821	5,857,749
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.74%(f)(g)	74,727,000	74,727,000

		80,584,749

Total Short-Term Investments — 70.6% (Costs: $366,075,602)		366,143,134

Total Investments in Securities — 100.5% (Cost: $532,949,714)		520,897,679

Other Assets, Less Liabilities — (0.5)%		(2,524,820)

Net Assets — 100.0%		$518,372,859

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Variable or floating rate security. Rate shown is the rate in effect as of period-end.
(e)	Rates are discount rates or a range of discount rates at the time of purchase.
(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period-end.
(h)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 10/31/18	Net Activity	Shares Held at 10/31/19	Value at 10/31/19	Income		Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)

BlackRock Cash Funds: Institutional, SL Agency Shares	13,372,232	(7,517,411)	5,854,821	$5,857,749	$40,289	(b)	$106		$162
BlackRock Cash Funds: Treasury, SL Agency Shares	195,565,236	(120,838,236)	74,727,000	74,727,000	2,044,699		—		—

				$80,584,749	$2,084,988		$106		$162

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

CONSOLIDATED SCHEDULES OF INVESTMENTS	15

Consolidated Schedule of Investments (continued) October 31, 2019	iShares® Commodities Select Strategy ETF

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Aluminum	412	01/13/20	$18,046	$(537,299)
Brent Crude Oil	763	11/29/19	45,490	907,163
Cattle Feeder	97	01/30/20	7,017	289,181
Cocoa	81	03/16/20	1,981	137,738
Coffee	91	03/19/20	3,598	55,408
Copper	151	12/15/21	22,287	232,999
Corn	1,345	12/14/20	27,287	(222,132)
Cotton	200	12/06/19	6,444	(201,097)
Gasoline RBOB	157	11/29/19	10,515	402,238
Gold	165	04/28/20	25,194	1,010,015
KC HRW Wheat	269	07/14/20	6,039	(106,195)
Lead	74	12/16/19	3,995	(5,644)
Lean Hogs	400	12/13/19	10,560	195,981
Live Cattle	433	04/30/20	21,468	1,773,350
Low Sulphur Gasoil	256	12/12/19	14,426	(11,352)
Natural Gas	307	03/27/20	7,184	(438,142)
Nickel	55	12/18/19	5,507	(296,211)
NY Harbor ULSD	147	03/31/20	11,231	(269,117)
Silver	29	12/27/19	2,620	237,342
Soybean	367	11/13/20	17,818	81,281
Sugar	604	04/30/20	8,510	386,752
Wheat	657	12/13/19	16,712	673,588
WTI Crude Oil	1,182	03/20/20	63,391	1,334,872
Zinc	94	12/18/19	5,891	371,272

				$ 6,001,991

Derivative Financial Instruments Categorized by Risk Exposure

As of October 31, 2019, the fair values of derivative financial instruments located in the Consolidated Statements of Assets and Liabilities were as follows:

Commodity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$8,089,180

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$2,087,189

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Consolidated Schedule of Investments. In the Consolidated Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended October 31, 2019, the effect of derivative financial instruments in the Consolidated Statements of Operations was as follows:

Commodity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$(59,989,467)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$21,804,748

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$325,235,404

16	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) October 31, 2019	iShares® Commodities Select Strategy ETF

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Consolidated Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Consolidated Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$153,409,039	$—	$818	$153,409,857
Preferred Stocks	1,344,688	—	—	1,344,688
Certificates of Deposit	—	38,768,168	—	38,768,168
Commercial Paper	—	222,411,127	—	222,411,127
U.S. Treasury Obligations	—	24,379,090	—	24,379,090
Money Market Funds	80,584,749	—	—	80,584,749

	$235,338,476	$285,558,385	$818	$520,897,679

Derivative financial instruments(a)
Assets
Futures Contracts	$8,089,180	$—	$—	$8,089,180
Liabilities
Futures Contracts	(2,087,189)	—	—	(2,087,189)

	$6,001,991	$—	$—	$6,001,991

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

CONSOLIDATED SCHEDULES OF INVESTMENTS	17

Consolidated Schedule of Investments October 31, 2019	iShares® Gold Strategy ETF (Percentages shown are based on Net Assets)

Security	Shares/ Par	Value

Grantor Trust

Grantor Trust — 20.3%
iShares Gold Trust(a)(b)	121,011	$1,749,819

Total Grantor Trust (Cost: $1,569,228)		1,749,819

Short-Term Investments

U.S. Treasury Obligations — 4.7%
U.S. Treasury Bill, 1.51%, 11/14/19(c)	$400,000	399,785

Money Market Funds — 72.0%
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.74%(a)(d)	6,201,000	6,201,000

Total Short-Term Investments — 76.7% (Costs: $6,600,732)		6,600,785

Total Investments in Securities — 97.0% (Cost: $8,169,960)		8,350,604

Other Assets, Less Liabilities — 3.0%		261,441

Net Assets — 100.0%		$8,612,045

(a)	Affiliate of the Fund.
(b)	Non-income producing security.
(c)	Rates are discount rates or a range of discount rates at the time of purchase.
(d)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 10/31/18	Shares Purchased		Shares Sold	Shares Held at 10/31/19	Value at 10/31/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)

BlackRock Cash Funds: Treasury, SL Agency Shares	1,592	6,199,408	(b)	—	6,201,000	$6,201,000	$14,612	$—	$—
iShares Gold Trust	84,019	93,087		(56,095)	121,011	1,749,819	—	(538)	235,955

						$7,950,819	$14,612	$(538)	$235,955

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)	Net of purchases and sales.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Gold	43	12/27/19	$6,514	$166,129

Derivative Financial Instruments Categorized by Risk Exposure

As of October 31, 2019, the fair values of derivative financial instruments located in the Consolidated Statements of Assets and Liabilities were as follows:

Commodity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$166,129

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Consolidated Schedule of Investments. In the Consolidated Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

18	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) October 31, 2019	iShares® Gold Strategy ETF

For the year ended October 31, 2019, the effect of derivative financial instruments in the Consolidated Statements of Operations was as follows:

Commodity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$479,129

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$218,957

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$4,355,674

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Consolidated Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Consolidated Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Grantor Trust	$1,749,819	$—	$—	$1,749,819
U.S. Treasury Obligations	—	399,785	—	399,785
Money Market Funds	6,201,000	—	—	6,201,000

	$7,950,819	$399,785	$—	$8,350,604

Derivative financial instruments(a)
Assets
Futures Contracts	$166,129	$—	$—	$166,129

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

CONSOLIDATED SCHEDULES OF INVESTMENTS	19

Consolidated Statements of Assets and Liabilities

October 31, 2019

	iShares Bloomberg Roll Select Commodity Strategy ETF	iShares Commodities Select Strategy ETF	iShares Gold Strategy ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$23,518,764	$440,312,930	$399,785
Affiliated(c)	4,713,000	80,584,749	7,950,819
Cash	1,003	—	—
Foreign currency, at value(d)	—	259	—
Cash pledged:
Futures contracts	1,058,000	21,986,763	215,000
Receivables:
Investments sold	—	1,277,724	—
Securities lending income — Affiliated	—	2,499	—
Variation margin on futures contracts	—	—	77,841
Dividends	5,515	410,626	7,746
Tax reclaims	—	12,695	—

Total assets	29,296,282	544,588,245	8,651,191

LIABILITIES
Bank overdraft	—	1,031,394	38,145
Collateral on securities loaned, at value	—	5,857,805	—
Payables:
Investments purchased	2,193,551	17,109,595	—
Variation margin on futures contracts	92,480	2,006,002	—
Investment advisory fees	6,095	210,590	1,001

Total liabilities	2,292,126	26,215,386	39,146

NET ASSETS	$27,004,156	$518,372,859	$8,612,045

NET ASSETS CONSIST OF:
Paid-in capital	$26,284,616	$544,774,797	$7,491,518
Accumulated earnings (loss)	719,540	(26,401,938)	1,120,527

NET ASSETS	$27,004,156	$518,372,859	$8,612,045

Shares outstanding	600,000	16,300,000	150,000

Net asset value	$45.01	$31.80	$57.41

Shares authorized	Unlimited	Unlimited	Unlimited

Par value	None	None	None

(a) Securities loaned, at value	$—	$5,401,724	$—
(b) Investments, at cost — Unaffiliated	$23,517,260	$452,365,537	$399,732
(c) Investments, at cost — Affiliated	$4,713,000	$80,584,177	$7,770,228
(d) Foreign currency, at cost	$—	$259	$—

See notes to financial statements.

20	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Statements of Operations

Year Ended October 31, 2019

	iShares Bloomberg Roll Select Commodity Strategy ETF	iShares Commodities Select Strategy ETF	iShares Gold Strategy ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$—	$4,328,380	$—
Dividends — Affiliated	99,850	2,044,699	14,612
Interest — Unaffiliated	763,650	5,439,336	83,916
Securities lending income — Affiliated — net	—	40,289	—
Foreign taxes withheld	—	(176,615)	—

Total investment income	863,500	11,676,089	98,528

EXPENSES
Investment advisory fees	97,374	2,000,528	13,980

Total expenses	97,374	2,000,528	13,980
Less:
Investment advisory fees waived	(32,945)	(2,149)	(3,905)

Total expenses after fees waived	64,429	1,998,379	10,075

Net investment income	799,071	9,677,710	88,453

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	677	(8,070,490)	87
Investments — Affiliated	—	106	(538)
In-kind redemptions — Unaffiliated	—	(3,223,922)	—
Futures contracts	(2,887,749)	(59,989,467)	479,129
Foreign currency transactions	—	196	—

Net realized gain (loss)	(2,887,072)	(71,283,577)	478,678

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	4,057	5,028,289	123
Investments — Affiliated	—	162	235,955
Futures contracts	360,845	21,804,748	218,957
Foreign currency translations	—	15	—

Net change in unrealized appreciation (depreciation)	364,902	26,833,214	455,035

Net realized and unrealized gain (loss)	(2,522,170)	(44,450,363)	933,713

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,723,099)	$(34,772,653)	$1,022,166

See notes to financial statements.

CONSOLIDATED FINANCIAL STATEMENTS	21

Consolidated Statements of Changes in Net Assets

	iShares Bloomberg Roll Select Commodity Strategy ETF		iShares Commodities Select Strategy ETF
	Year Ended 10/31/19	Period From 04/03/18 to 10/31/18 (a)	Year Ended 10/31/19	Year Ended 10/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$799,071	$540,685	$9,677,710	$9,105,327
Net realized gain (loss)	(2,887,072)	(2,480,399)	(71,283,577)	63,034,081
Net change in unrealized appreciation (depreciation)	364,902	(176,295)	26,833,214	(45,275,635)

Net increase (decrease) in net assets resulting from operations	(1,723,099)	(2,116,009)	(34,772,653)	26,863,773

DISTRIBUTIONS TO SHAREHOLDERS(b)
Decrease in net assets resulting from distributions to shareholders	(644,782)	—	(40,656,951)	(19,895,785)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(11,234,784)	42,722,830	(134,936,163)	462,814,807

NET ASSETS
Total increase (decrease) in net assets	(13,602,665)	40,606,821	(210,365,767)	469,782,795
Beginning of period	40,606,821	—	728,738,626	258,955,831

End of period	$27,004,156	$40,606,821	$518,372,859	$728,738,626

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

22	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Statements of Changes in Net Assets  (continued)

	iShares Gold Strategy ETF
	Year Ended 10/31/19	Period From 06/06/18 to 10/31/18 (a)

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$88,453	$27,494
Net realized gain (loss)	478,678	(242,981)
Net change in unrealized appreciation (depreciation)	455,035	(108,262)

Net increase (decrease) in net assets resulting from operations	1,022,166	(323,749)

DISTRIBUTIONS TO SHAREHOLDERS(b)
Decrease in net assets resulting from distributions to shareholders	(37,443)	—

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	2,951,071	5,000,000

NET ASSETS
Total increase in net assets	3,935,794	4,676,251
Beginning of period	4,676,251	—

End of period	$8,612,045	$4,676,251

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

CONSOLIDATED FINANCIAL STATEMENTS	23

Consolidated Financial Highlights

(For a share outstanding throughout each period)

	iShares Bloomberg Roll Select Commodity Strategy ETF
		Period From
	Year Ended	04/03/18	(a)
	10/31/19	to 10/31/18

Net asset value, beginning of period	$47.77	$50.00

Net investment income(b)	1.05	0.58
Net realized and unrealized loss(c)	(3.05)		(2.81)

Net decrease from investment operations	(2.00)		(2.23)

Distributions(d)
From net investment income	(0.76)	—

Total distributions	(0.76)	—

Net asset value, end of period	$45.01	$47.77

Total Return
Based on net asset value	(4.19)%	(4.46	)%(e)

Ratios to Average Net Assets
Total expenses	0.28%	0.28	%(f)

Total expenses after fees waived	0.19%	0.10	%(f)

Net investment income	2.30%	2.01	%(f)

Supplemental Data
Net assets, end of period (000)	$27,004	$40,607

Portfolio turnover rate(g)	0%	0	%(e)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Not annualized.
(f)	Annualized.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

24	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Commodities Select Strategy ETF
	Year Ended 10/31/19	Year Ended 10/31/18		Year Ended 10/31/17	Year Ended 10/31/16	Year Ended 10/31/15

Net asset value, beginning of year	$37.18	$35.97		$32.41	$32.97	$50.68

Net investment income(a)	0.76	0.63		0.31	0.16	0.26
Net realized and unrealized gain (loss)(b)	(3.04)	2.62		3.58	(0.57)	(17.35)

Net increase (decrease) from investment operations	(2.28)	3.25		3.89	(0.41)	(17.09)

Distributions(c)
From net investment income	(3.10)	(2.04)		(0.33)	(0.15)	(0.61)
Return of capital	—	—		—	—	(0.01)

Total distributions	(3.10)	(2.04)		(0.33)	(0.15)	(0.62)

Net asset value, end of year	$31.80	$37.18		$35.97	$32.41	$32.97

Total Return
Based on net asset value	(5.87)%	9.29	%(d)	12.08%	(1.23)%	(33.88)%

Ratios to Average Net Assets
Total expenses	0.48%	0.48%		0.48%	0.48%	0.48%

Total expenses after fees waived	0.48%	0.48%		0.48%	0.48%	0.48%

Net investment income	2.32%	1.66%		0.93%	0.51%	0.68%

Supplemental Data
Net assets, end of year (000)	$518,373	$728,739		$258,956	$320,820	$253,857

Portfolio turnover rate(e)	32%	167%		44%	43%	76%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Includes payment received from an affiliate, which impacted the Fund’s total return. Excluding the payment from an affiliate, the Fund’s total return would have been 9.06%.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

CONSOLIDATED FINANCIAL HIGHLIGHTS	25

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Gold Strategy ETF
		Period From
	Year Ended	06/06/18	(a)
	10/31/19	to 10/31/18

Net asset value, beginning of period	$46.76	$50.00

Net investment income(b)	0.82	0.27
Net realized and unrealized gain (loss)(c)	10.20		(3.51)

Net increase (decrease) from investment operations	11.02		(3.24)

Distributions(d)
From net investment income	(0.37)	—

Total distributions	(0.37)	—

Net asset value, end of period	$57.41	$46.76

Total Return
Based on net asset value	23.74%	(6.48	)%(e)

Ratios to Average Net Assets
Total expenses	0.25%	0.25	%(f)

Total expenses after fees waived	0.18%	0.19	%(f)

Net investment income	1.58%	1.45	%(f)

Supplemental Data
Net assets, end of period (000)	$8,612	$4,676

Portfolio turnover rate(g)	47%	13	%(e)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Not annualized.
(f)	Annualized.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

26	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements

1.	ORGANIZATION

iShares U.S. ETF Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These consolidated financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Bloomberg Roll Select Commodity Strategy	Non-diversified
Commodities Select Strategy	Diversified
Gold Strategy	Non-diversified

Basis of Consolidation: The accompanying consolidated financial statements for each Fund include the accounts of its wholly-owned subsidiary in the Cayman Islands (each, a “Subsidiary”) that invests in certain “commodity-linked instruments” and cash and cash equivalents in accordance with each Fund’s investment objective. In compliance with Sub-chapter M of the Internal Revenue Code of 1986, as amended, each Fund may invest up to 25% of its total assets in its Subsidiary. Intercompany accounts and transactions, if any, have been eliminated. Each Fund’s commodity-linked instruments held in its Subsidiary are intended to provide the Fund with exposure to applicable commodity markets or commodities consistent with current U.S. federal income tax laws applicable to investment companies such as the Fund. Each Subsidiary has the same investment objective as its Fund.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Investment Transactions and Income Recognition: Investment transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities are reflected in tax reclaims receivable. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be re-designated as a return of capital or capital gain. Non-cash dividends, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income, including amortization and accretion of premiums and discounts on debt securities, and payment- in-kind interest income, if any, are recognized daily on the accrual basis.

Foreign Currency Translation: The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in non-U.S. currencies are translated to U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments. Such fluctuations are reflected by the Funds as a component of net realized and unrealized gain (loss) from investments for financial reporting purposes. Each Fund reports realized currency gain (loss) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its consolidated statement of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of October 31, 2019, if any, are disclosed in the consolidated statement of assets and liabilities.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	27

Notes to Consolidated Financial Statements  (continued)

Net income and realized gains from investments held by each Subsidiary are treated as ordinary income for tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset the Fund’s ordinary income and/or capital gains for that year.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A fund determines the fair value of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s last traded price or official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•

Fixed-income investments are valued using the last available bid price or current market quotations provided by independent dealers or prices (including evaluated prices) supplied by approved independent third-party pricing services. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, perceived market movements, news, and other relevant information and by other methods, which may include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; general market conditions; and/or other factors and assumptions.

•

Exchange-traded funds and closed-end funds traded on a recognized securities exchange are valued at that day’s last traded price or official closing price, as applicable, on the exchange where the fund is primarily traded. Funds traded on a recognized exchange for which there were no sales on that day may be valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Futures contract notional values are determined based on that day’s last reported settlement price on the exchange where the contract is traded.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of an investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and the cost approach. Valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its consolidated schedule of investments. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

28	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (continued)

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of October 31, 2019, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates and is disclosed in the consolidated schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund, if any, are also disclosed in its consolidated schedule of investments. The market value of any securities on loan as of October 31, 2019 and the value of the related cash collateral are disclosed in the consolidated statements of assets and liabilities.

Securities lending transactions are entered into by a fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the fund can reinvest cash collateral received in connection with loaned securities.

The following table is a summary of the securities lending agreements by counterparty which are subject to offset under an MSLA as of October 31, 2019:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

Commodities Select Strategy
Barclays Bank PLC	$12,536	$12,536		$—	$—
Barclays Capital Inc.	192,060	192,060		—	—
BNP Paribas Prime Brokerage International Ltd.	214,032	214,032		—	—
Citadel Clearing LLC	34,834	34,834		—	—
Citigroup Global Markets Inc.	407,351	407,351		—	—
Credit Suisse AG Dublin Branch	775,760	775,760		—	—
Credit Suisse Securities (USA) LLC	459,894	459,894		—	—
Deutsche Bank Securities Inc.	1,975,801	1,975,801		—	—
Jefferies LLC	616,104	616,104		—	—
JPMorgan Securities LLC	482,131	482,131		—	—
State Street Bank & Trust Company	97,615	97,615		—	—
UBS AG	52,760	52,760		—	—
Wells Fargo Bank, National Association	80,846	80,846		—	—

	$5,401,724	$5,401,724		$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s consolidated statement of assets and liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: The Funds invest in commodity futures contracts to gain exposure to the applicable commodities markets. Futures contracts are standardized, exchange-traded agreements to buy or sell a specific quantity of an underlying instrument at a set price on a future date. Depending on the terms of a contract, a futures contract is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date.

Upon entering into a futures contract, a fund is required to pledge to the executing broker which holds segregated from its own assets, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum initial margin requirements of the exchange on which the contract is traded. Securities deposited as initial margin, if any, are designated in the consolidated schedule of investments and cash deposited, if any, is shown as cash pledged for futures contracts in the consolidated statement of assets and liabilities.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	29

Notes to Consolidated Financial Statements  (continued)

Pursuant to the contract, a fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation or depreciation and, if any, shown as variation margin receivable or payable on futures contracts in the consolidated statement of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the consolidated statement of operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. Losses may arise if the notional value of a futures contract decreases due to an unfavorable change in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and the assets underlying such contracts.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
Bloomberg Roll Select Commodity Strategy	0.28%
Commodities Select Strategy	0.48
Gold Strategy	0.25

Expense Waivers: A fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). BFA has contractually agreed to waive a portion of its investment advisory fee for the iShares Bloomberg Roll Select Commodity Strategy ETF and iShares Commodities Select Strategy ETF through February 29, 2024 and February 28, 2025, respectively, in an amount equal to the acquired fund fees and expenses, if any, attributable to the Fund’s investments in other registered investment companies advised by BFA or its affiliates.

For the year ended October 31, 2019, BFA voluntarily waived its investment advisory fees for the iShares Bloomberg Roll Select Commodity Strategy ETF in the amount of $30,512.

BFA has contractually agreed to waive a portion of its investment advisory fee for the iShares Gold Strategy ETF through February 29, 2024 in an amount equal to the acquired fund fees and expenses, if any, attributable to the Fund’s investments in other exchange-traded products sponsored by BFA or its affiliates, provided that the waiver be no greater than the Fund’s investment advisory fee of 0.25%.

Each Subsidiary has entered into a separate contract with BFA under which BFA provides investment advisory services to the Subsidiary but does not receive separate compensation from the Subsidiary for providing it with such services. Each Subsidiary has also entered into separate arrangements that provide for the provision of other services to the Subsidiary (including administrative, custody, transfer agency and other services), and BFA pays the costs and expenses related to the provision of those services.

Sub-Adviser: BFA has entered into a sub-advisory agreement with BlackRock International Limited (the “Sub-Adviser”), an affiliate of BFA, under which BFA pays the Sub-Adviser for services it provides to the iShares Commodities Select Strategy ETF and its Subsidiary.

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, or its affiliates, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

30	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (continued)

Prior to January 1, 2019, each Fund retained 80% of securities lending income (which excludes collateral investment fees) and the amount retained was not less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in a calendar year exceeded a specified threshold, each Fund, pursuant to the securities lending agreement, retained for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in its consolidated statement of operations. For the year ended October 31, 2019, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC
Commodities Select Strategy	$10,316

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends — affiliated in the consolidated statement of operations.

7.	PURCHASES AND SALES

For the year ended October 31, 2019, purchases and sales of investments, excluding in-kind transactions and short-term investments, were as follows:

iShares ETF	Purchases	Sales
Commodities Select Strategy	$41,360,419	$45,523,929
Gold Strategy	588,285	743,388

For the year ended October 31, 2019, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Commodities Select Strategy	$100,904,494	$141,632,059
Gold Strategy	689,004	—

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

Management has analyzed tax laws and regulations and their application to the Funds as of October 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ consolidated financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of October 31, 2019, the following permanent differences attributable to realized gains (losses) from in-kind redemptions and the character of income (losses) from Subsidiary were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)
Bloomberg Roll Select Commodity Strategy	$(2,767,958)	$2,767,958
Commodities Select Strategy	(63,910,565)	63,910,565
Gold Strategy	(218,457)	218,457

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 10/31/19	Period Ended 10/31/18
Bloomberg Roll Select Commodity Strategy
Ordinary income	$644,782	$ —

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	31

Notes to Consolidated Financial Statements  (continued)

iShares ETF	Year Ended 10/31/19	Period Ended 10/31/18

Commodities Select Strategy
Ordinary income	$40,656,951	$19,895,785

Gold Strategy
Ordinary income	$37,443	$—

As of October 31, 2019, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards	(a)	Net Unrealized Gains (Losses)	(b)	Total
Bloomberg Roll Select Commodity Strategy	$530,933	$—		$188,607		$719,540
Commodities Select Strategy	6,910,810	(25,672,342)		(7,640,406)		(26,401,938)
Gold Strategy	773,754	—		346,773		1,120,527

(a)	Amounts available to offset future realized capital gains.
(b)	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and the characterization of corporate actions.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of October 31, 2019, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Bloomberg Roll Select Commodity Strategy	$28,230,260	$1,757	$(253)	$1,504
Commodities Select Strategy	534,540,084	6,986,237	(20,863,542)	(13,877,305)
Gold Strategy	8,169,960	180,644	—	180,644

9.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

Market Risk: Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s consolidated schedule of investments.
Investing in the securities of non-U.S. issuers involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: differences in accounting, auditing and financial reporting standards; more substantial governmental involvement in the economy; higher inflation rates, greater social, economic and political uncertainties; possible nationalization or expropriation of assets; less availability of public information about issuers; imposition of withholding or other taxes; higher transaction and custody costs and delays in settlement procedures; and lower level of regulation of the securities markets and issuers. Non-U.S. securities may be less liquid, more difficult to value, and have greater price volatility due to exchange rate fluctuations. These and other risks are heightened for investments in issuers from countries with less developed capital markets.

Changes in market interest rates or economic conditions may affect the value and/or liquidity of fixed income investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. Securities with longer durations tend to be more sensitive to interest rate changes, usually making their prices more volatile than those of securities with shorter durations. Given the environment of historically low interest rates, a fund may be subject to a greater risk of price losses if interest rates rise.

32	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (continued)

Credit Risk: Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its consolidated statement of assets and liabilities.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its consolidated schedule of investments.

The iShares Bloomberg Roll Select Commodity Strategy ETF and iShares Commodities Select Strategy ETF (“COMT”) have substantial exposure to certain commodity markets through investments in commodity-linked instruments and for COMT, through commodity-related equities as well. Any negative changes in commodity markets that may be due to changes in supply and demand for the commodities, market events, regulatory developments or other factors that the Funds cannot control could have an adverse impact on the Funds’ portfolios.

The iShares Gold Strategy ETF has substantial exposure to gold through its investments in gold investments and the Fund’s portfolio may be adversely affected by changes or trends in the price of gold, which historically has been volatile. Governments, central banks, or other large holders can influence the production and sale of gold, which may adversely affect the performance of the Fund.

10.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 10/31/19		Period Ended 10/31/18
iShares ETF	Shares	Amount	Shares	Amount

Bloomberg Roll Select Commodity Strategy
Shares sold	—	$—	1,000,000	$50,058,752
Shares redeemed	(250,000)	(11,234,784)	(150,000)	(7,335,922)

Net increase (decrease)	(250,000)	$(11,234,784)	850,000	$42,722,830

Commodities Select Strategy
Shares sold	10,500,000	$334,026,227	13,900,000	$519,754,209
Shares redeemed	(13,800,000)	(468,962,390)	(1,500,000)	(56,939,402)

Net increase (decrease)	(3,300,000)	$(134,936,163)	12,400,000	$462,814,807

Gold Strategy
Shares sold	50,000	$2,951,071	100,000	$5,000,000

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the consolidated statement of assets and liabilities.

11.	LEGAL PROCEEDINGS

On June 16, 2016, investors in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares Preferred and Income Securities ETF) filed a class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. Plaintiffs have appealed the court’s decision. The appeal was fully briefed on January 18, 2019, and a hearing on Plaintiffs’ appeal took place on November 19, 2019.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	33

Notes to Consolidated Financial Statements  (continued)

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the consolidated financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the consolidated financial statements.

34	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares U.S. ETF Trust and

Shareholders of iShares Bloomberg Roll Select Commodity Strategy ETF,

iShares Commodities Select Strategy ETF and iShares Gold Strategy ETF

Opinions on the Consolidated Financial Statements

We have audited the accompanying consolidated statements of assets and liabilities, including the consolidated schedules of investments, of iShares Bloomberg Roll Select Commodity Strategy ETF, iShares Commodities Select Strategy ETF and iShares Gold Strategy ETF and their subsidiaries (three of the funds constituting iShares U.S. ETF Trust, hereafter collectively referred to as the “Funds”) as of October 31, 2019, the related consolidated statements of operations and changes in net assets for each of the periods indicated in the table below, including the related notes, and the consolidated financial highlights for each of the periods indicated therein (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2019, the results of each of their operations and changes in each of their net assets for each of the periods indicated in the table below and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

iShares Bloomberg Roll Select Commodity Strategy ETF: consolidated statement of operations for the year ended October 31, 2019 and consolidated statement of changes in net assets for the year ended October 31, 2019 and for the period April 3, 2018 (commencement of operations) to October 31, 2018.

iShares Commodities Select Strategy ETF: consolidated statement of operations for the year ended October 31, 2019 and consolidated statement of changes in net assets for each of the two years in the period ended October 31, 2019.

iShares Gold Strategy ETF: consolidated statement of operations for the year ended October 31, 2019 and consolidated statement of changes in net assets for the year ended October 31, 2019 and for the period June 6, 2018 (commencement of operations) to October 31, 2018.

Basis for Opinions

These consolidated financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 19, 2019

We have served as the auditor of one or more BlackRock investment companies since 2000.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	35

Important Tax Information (unaudited)

For corporate shareholders, the percentage of ordinary income distributions paid during the fiscal year ended October 31, 2019 that qualified for the dividends-received deduction were as follows:

iShares ETF	Dividends-Received Deduction
Commodities Select Strategy	20.31%

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended October 31, 2019:

iShares ETF	Qualified Dividend Income
Commodities Select Strategy	$4,603,488

For the fiscal year ended October 31, 2019, the Funds hereby designate the following maximum amounts allowable as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations:

iShares ETF	Interest-Related Dividends
Bloomberg Roll Select Commodity Strategy	$777,305
Commodities Select Strategy	5,767,665
Gold Strategy	86,484

The Fund hereby designates the following amount of distributions from direct federal obligation interest for the fiscal year ended October 31, 2019:

iShares ETF	Federal Obligation Interest
Bloomberg Roll Select Commodity Strategy	$158,611
Commodities Select Strategy	376,886
Gold Strategy	49,995

The law varies in each state as to whether and what percent of ordinary income dividends attribute to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

36	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract

I. iShares Bloomberg Roll Select Commodity Strategy ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Trustees) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on May 6, 2019 and May 17, 2019, a committee composed of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 17-19, 2019, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Trustees, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2018, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund is an actively managed ETF that does not seek to track the performance of a specified index and that the management team for the Fund manages the Fund’s portfolio in accordance with its investment objective. The Board further noted that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its reference benchmark. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with expectations relative to the Fund’s reference benchmark.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the June 17-19, 2019 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	37

Board Review and Approval of Investment Advisory Contract  (continued)

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers by the Adviser, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services, noting that such costs have increased over the past year. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with a similar investment strategy or investment mandate as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s increased profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Trustees, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

38	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract  (continued)

II. iShares Commodities Select Strategy ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”), and the Sub-Advisory Agreement between BFA and BlackRock International Limited (“BIL”) (the “Sub-Advisory Agreement”), on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Trustees) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on May 6, 2019 and May 17, 2019, a committee composed of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 17-19, 2019, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Trustees, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds. The Board also noted that BFA pays BIL for its sub-advisory services, and that there are no additional fees imposed on the Fund in respect of the services provided under the Sub-Advisory Agreement.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2018, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund is an actively managed ETF that does not seek to track the performance of a specified index and that the management team for the Fund manages the Fund’s portfolio in accordance with its investment objective. The Board further noted that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its reference benchmark. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with expectations relative to the Fund’s reference benchmark.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 17-19, 2019 meeting and throughout the year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	39

Board Review and Approval of Investment Advisory Contract  (continued)

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers by the Adviser, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services, noting that such costs have increased over the past year. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with a similar investment strategy or investment mandate as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s increased profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Trustees, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

40	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract  (continued)

III. iShares Gold Strategy ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Trustees) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on May 6, 2019 and May 17, 2019, a committee composed of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 17-19, 2019, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Trustees, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2018, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund is an actively managed ETF that does not seek to track the performance of a specified index and that the management team for the Fund manages the Fund’s portfolio in accordance with its investment objective. The Board further noted that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its reference benchmark. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with expectations relative to the Fund’s reference benchmark.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the June 17-19, 2019 meeting and throughout the year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	41

Board Review and Approval of Investment Advisory Contract  (continued)

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers by the Adviser, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services, noting that such costs have increased over the past year. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with a similar investment strategy or investment mandate as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s increased profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Trustees, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as

42	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract  (continued)

to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	43

Supplemental Information  (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Bloomberg Roll Select Commodity Strategy(a)	$0.699757	$—	$0.058810	$0.758567	92%	—%	8%	100%
Commodities Select Strategy(a)	3.031768	—	0.071816	3.103584	98	—	2	100
Gold Strategy(a)	0.330049	—	0.044381	0.374430	88	—	12	100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

Premium/discount information for the Funds covering the most recently completed calendar year and the most recently completed calendar quarters since that year (or since the Fund began trading, if shorter) is publicly accessible, free of charge, at iShares.com.

The following information shows the frequency of distributions of premiums and discounts for the Funds for the immediately preceding five calendar years (or from the date a Fund began trading on the secondary market, if less than five years) through the date of the most recent calendar quarter-end. Each line in each table shows the number of trading days in which the Fund traded within the premium/discount range indicated. Premium/discount ranges with no trading days are omitted. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Bloomberg Roll Select Commodity Strategy ETF

Period Covered: April 05, 2018 through September 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 6.0%	1	0.27%
Greater than 0.5% and Less than 1.0%	14	3.73
Greater than 0.0% and Less than 0.5%	220	58.66
At NAV	7	1.87
Less than 0.0% and Greater than –0.5%	130	34.67
Less than –0.5% and Greater than –1.0%	3	0.80

	375	100.00%

44	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (unaudited) (continued)

iShares Commodities Select Strategy ETF

Period Covered: October 16, 2014 through September 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 6.0%	1	0.08%
Greater than 1.0% and Less than 1.5%	1	0.08
Greater than 0.5% and Less than 1.0%	6	0.48
Greater than 0.0% and Less than 0.5%	516	41.38
At NAV	60	4.81
Less than 0.0% and Greater than –0.5%	643	51.57
Less than –0.5% and Greater than –1.0%	19	1.52
Less than –1.0% and Greater than –1.5%	1	0.08

	1,247	100.00%

iShares Gold Strategy ETF

Period Covered: June 08, 2018 through September 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0% and Less than 1.5%	2	0.61%
Greater than 0.5% and Less than 1.0%	4	1.21
Greater than 0.0% and Less than 0.5%	218	66.06
At NAV	5	1.52
Less than 0.0% and Greater than –0.5%	96	29.09
Less than –0.5% and Greater than –1.0%	4	1.21
Less than –2.0% and Greater than –2.5%	1	0.30

	330	100.00%

SUPPLEMENTAL INFORMATION	45

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualify, and all other officers shall hold office until he or she resigns or is removed. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares Trust, and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 352 funds as of October 31, 2019. With the exception of Robert S. Kapito, Salim Ramji, Charles Park and Neal J. Andrews, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji, Mr. Park and Mr. Andrews is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito(a) (62)	Trustee (since 2011).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares Trust (since 2009).
Salim Ramji(b) (49)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares Trust (since 2019).
(a)	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b)	Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Cecilia H. Herbert (70)	Trustee (since 2011); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Technology and Quality Committees of Stanford Health Care (since 2016); Member of the Audit Committee (since 2018) and Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Director of iShares, Inc. (since 2005); Trustee of iShares Trust (since 2005); Independent Board Chair of iShares, Inc. and iShares Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).
Jane D. Carlin (63)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares Trust (since 2015); Member of the Audit Committee (since 2016) and Director of The Hanover Insurance Group, Inc. (since (2016).
Richard L. Fagnani (64)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares Trust (since 2017).

46	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Kerrigan (64)	Trustee (since 2011); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares Trust (since 2005).
Drew E. Lawton (60)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares Trust (since 2017).
John E. Martinez (58)	Trustee (since 2011); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares Trust (since 2003); Director of Cloudera Foundation (since 2017); Director of Reading Partners (2012-2016).
Madhav V. Rajan (55)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Armando Senra (48)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and LATAM iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).
Neal J. Andrews (53)	Treasurer and Chief Financial Officer (since 2019).	Managing Director, BlackRock, Inc. (since 2006); Chief Financial Officer of the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2007).
Charles Park (52)	Chief Compliance Officer (since 2011).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).
Deepa Damre (44)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).
Scott Radell (50)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).
Alan Mason (58)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).
Marybeth Leithead (56)	Executive Vice President (since 2019).	Managing Director, BlackRock, Inc. (since 2017); Chief Operating Officer of Americas iShares (since 2017); Portfolio Manager, Municipal Institutional & Wealth Management (2009-2016).

TRUSTEE AND OFFICER INFORMATION	47

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.

•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The iShares Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The iShares Funds’ Forms N-Q are available on the SEC’s website at sec.gov. The iShares Funds also disclose their complete schedule of portfolio holdings on a daily basis on the iShares website at iShares.com.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

48	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Portfolio Abbreviations — Equity

ADR	American Depositary Receipt

Portfolio Abbreviations — Fixed Income

LIBOR	London Interbank Offered Rate

GLOSSARY OF TERMS USED IN THIS REPORT	49

Want to know more?

iShares.com    |     1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

©2019 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-1011-1019

Item 2.     Code of Ethics.

The registrant has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to clarify an inconsistency in to whom persons covered by the code should report suspected violations of the code. The amendment clarifies that such reporting should be made to BlackRock’s General Counsel, and retains the alternative option of anonymous reporting following “whistleblower” policies. Other non-material changes were also made in connection with this amendment. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 1-800-474-2737.

Item 3.     Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has more than one audit committee financial expert, as that term is defined under Item 3(b) and 3(c), serving on its audit committee. The audit committee financial experts serving on the registrant’s audit committee are Richard L. Fagnani, John E. Kerrigan, and Madhav V. Rajan, all of whom are independent, as that term is defined under Item 3(a)(2).

Item 4.     Principal Accountant Fees and Services.

The principal accountant fees disclosed in items 4(a), 4(b), 4(c), 4(d) and 4(g) are for the eleven series of the registrant for which the fiscal year-end is October 31, 2019 (the “Funds”), and whose annual financial statements are reported in Item 1.

(a)

Audit Fees – The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $157,950 for the fiscal year ended October 31, 2018 and $148,900 for the fiscal year ended October 31, 2019.

(b)

Audit-Related Fees – There were no fees billed for the fiscal years ended October 31, 2018 and October 31, 2019 for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (a) of this Item.

(c)

Tax Fees – The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning for the Funds were $41,591 for the fiscal year ended October 31, 2018 and $41,591 for the fiscal year ended October 31, 2019. These services related to the review of the Funds’ tax returns and excise tax calculations.

(d)

All Other Fees – There were no other fees billed in each of the fiscal years ended October 31, 2018 and October 31, 2019 for products and services provided by the principal accountant, other than the services reported in (a) through (c) of this Item.

(e)

(1) The registrant’s audit committee charter, as amended, provides that the audit committee is responsible for the approval, prior to appointment, of the engagement of the principal accountant to annually audit and provide their opinion on the registrant’s financial statements. The audit committee must also approve, prior to appointment, the engagement of the principal accountant to provide non-audit services to the registrant or to any entity controlling, controlled by or under common control with the registrant’s investment adviser (“Adviser Affiliate”) that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(2) There were no services described in (b) through (d) above that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

None of the hours expended on the principal accountant’s engagement to audit the Funds’ financial statements for the fiscal year ended October 31, 2019 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant’s principal accountant for services rendered to the Funds, and rendered to the registrant’s investment adviser, and any Adviser Affiliate that provides ongoing services to the registrant for the last two fiscal years were $41,591 for the fiscal year ended October 31, 2018 and $41,591 for the fiscal year ended October 31, 2019.

(h)

The registrant’s audit committee has considered whether the provision of non-audit services rendered to the registrant’s investment adviser and any Adviser Affiliate that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if any, is compatible with maintaining the principal accountant’s independence, and has determined that the provision of these services, if any, does not compromise the principal accountant’s independence.

Item 5.     Audit Committee of Listed Registrants

(a) The registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act of 1934 and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act of 1934. The registrant’s audit committee members are Richard L. Fagnani, John E. Kerrigan, and Madhav V. Rajan.

(b) Not applicable.

Item 6.     Investments.

(a)	Schedules of investments are included as part of the reports to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7.     Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.     Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.     Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.   Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.   Controls and Procedures.

(a) The President (the registrant’s Principal Executive Officer) and Treasurer and Chief Financial Officer (the registrant’s Principal Financial Officer) have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 and Rules 13a-15(b) or 15d-15(b) under the Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.   Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 13.     Exhibits.

(a) (1) Code of Ethics is not filed as an exhibit; please refer to Item 2.

(a) (2) Section 302 Certifications are attached.

(a) (3) Not applicable.

(a) (4) Not applicable.

(b) Section 906 Certifications are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

iShares U.S. ETF Trust

By: /s/ Armando Senra
Armando Senra, President (Principal Executive Officer)

Date: December 31, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Armando Senra
Armando Senra, President (Principal Executive Officer)

Date: December 31, 2019

By: /s/ Neal Andrews
Neal Andrews, Treasurer and Chief Financial Officer (Principal Financial Officer)

Date: December 31, 2019